UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

5 Park Plaza, Suite 1900

Irvine, CA 92614

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Elizabeth M. Forget President Met Investors Series Trust 5 Park Plaza, Suite 1900 Irvine, CA 92614	David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W., Suite 700 Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders.

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Met Investors Series Trust American Funds® Balanced Allocation Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class B and C shares of the American Funds® Balanced Allocation Portfolio returned 12.40% and 12.16%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 13.84%.

Market Environment/Conditions

Overall, it was a good year for investors as most capital markets produced positive returns; however volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Mid Cap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., growth style stocks outperformed value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

Portfolio Review/Current Positioning

The American Funds® Balanced Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes to add value and control risk over the long term. The Portfolio strives to achieve its objectives through investment in the various funds of the American Funds Insurance Series (AFIS). Although the Portfolio’s broad asset allocation goal of 35% to fixed income and 65% to equities did not change, there were several very modest changes to the narrower asset class goals during the course of the year. This included a modest increase in the goal for foreign equities from 17% to 18% and the corresponding decrease in the target for domestic equities.

For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, lower rated bonds did better than Treasury securities, and the stocks of emerging market countries did better than the stocks of developed market countries. On an absolute basis, having exposure to these asset classes helped the Portfolio’s performance. Relative to its Dow Jones benchmark, the Portfolio was helped slightly by exposure to high yield bonds (which is not part of the Dow Jones Index), but hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. On a cumulative basis, the impact of the Portfolio’s asset allocation (a residual cash position and an underweight in high yield bonds) detracted from relative performance. In contrast, overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance. A modest tilt to growth style stocks was additive to performance.

Within the fixed income segment, the credit exposure in the AFIS Bond Fund and AFIS High-Income Bond Fund contributed to relative performance. Within equities, AFIS Growth Fund was the biggest contributor to both absolute and relative performance. In addition to its strong growth slant, it was helped by stock selection in the Consumer Discretionary sector: most notable were casino companies Las Vegas Sands and Wynn Resorts and restaurant chain Chipotle Mexican Grill. In contrast, the AFIS Growth-Income Fund—while still positive for the year—hurt relative performance. The biggest detractors were owning retailer Best Buy and for-profit education giant Apollo Group and not owning Apple. Exposure to small cap and emerging market foreign stocks through the AFIS Global Small Capitalization Fund and the AFIS New World Fund contributed to relative performance as these out-of-index stocks outperformed the mostly large company stocks based in developed countries that make up the MSCI EAFE Index.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2010 and are subject to change at any time based upon economic,

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American Funds® Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	36.1
American Funds Growth Fund (Class 1)	22.9
American Funds U.S. Government /AAA - Rated Securities Fund (Class 1)	12.2
American Funds International Fund (Class 1)	8.1
American Funds Bond Fund (Class 1)	7.6
American Funds High-Income Bond Fund (Class 1)	5.0
American Funds Global Small Capitalization Fund (Class 1)	3.2
American Funds New World Fund (Class 1)	3.1
American Funds Global Bond Fund (Class 1)	1.9

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American Funds® Balanced Allocation Portfolio

American Funds® Balanced Allocation Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return (for the year ended 12/31/10)[2]
	1 year	Since Inception[3]
American Funds® Balanced Allocation Portfolio—Class B	12.40%	1.29%
Class C	12.16%	1.00%
Dow Jones Moderate Index[1]	13.84%	2.78%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B and Class C shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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American Funds® Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class B(a)(b)
Actual	0.72%	$1,000.00	$1,174.20	$3.93
Hypothetical*	0.72%	1,000.00	1,021.59	3.65

Class C(a)(b)
Actual	1.02%	$1,000.00	$1,172.00	$5.57
Hypothetical*	1.02%	1,000.00	1,020.08	5.18

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.1%
Investment Company Securities - 100.1%
American Funds Bond Fund (Class 1)(a)	25,335,425	$270,328,981
American Funds Global Bond Fund (Class 1)(a)	5,827,554	68,881,691
American Funds Global Small Capitalization Fund (Class 1)(a)	5,224,176	113,207,905
American Funds Growth Fund (Class 1)(a)	14,901,512	816,304,842
American Funds Growth-Income Fund (Class 1)(a)	37,360,737	1,287,824,603
American Funds High-Income Bond Fund (Class 1)(a)	15,965,927	178,818,381
American Funds International Fund (Class 1)(a)	16,098,692	290,581,389
American Funds New World Fund (Class 1)(a)	4,731,497	110,149,247
American Funds U.S. Government /AAA - Rated Securities Fund (Class 1)(a)	34,623,726	435,912,708

Total Mutual Funds (Cost $3,053,525,138)		3,572,009,747

Total Investments - 100.1% (Cost $3,053,525,138#)		3,572,009,747

Other Assets And Liabilities (net) - (0.1)%		(1,846,905)

Net Assets - 100.0%		$3,570,162,842

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $3,090,326,776. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $518,484,609 and $36,801,638, respectively, resulting in a net unrealized appreciation of $481,682,971.
(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

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American Funds® Balanced Allocation Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio's investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,572,009,747	$—	$—	$3,572,009,747
Total Investments	$3,572,009,747	$—	$—	$3,572,009,747

See accompanying notes to financial statements.

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American Funds® Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$3,572,009,747
Receivable for shares sold	6,842,585

Total assets	3,578,852,332

Liabilities
Payables for:
Investments purchased	6,632,668
Shares redeemed	209,918
Accrued Expenses:
Management fees	178,666
Distribution and service fees - Class B	289
Distribution and service fees - Class C	1,614,349
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees' fees	16,302
Other expenses	33,231

Total liabilities	8,689,490

Net Assets	$3,570,162,842

Net Assets Represented by
Paid in surplus	$3,035,388,547
Accumulated net realized loss	(34,562,353)
Unrealized appreciation on investments	518,484,609
Undistributed net investment income	50,852,039

Net Assets	$3,570,162,842

Net Assets
Class B	$1,494,115
Class C	3,568,668,727
Capital Shares Outstanding*
Class B	151,851
Class C	364,989,891
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.84
Class C	9.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,053,525,138.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios	$66,040,975

Total investment income	66,040,975

Expenses
Management fees	1,704,471
Administration fees	24,000
Deferred expense reimbursement	227,641
Custodian and accounting fees	24,975
Distribution and service fees - Class B	2,327
Distribution and service fees - Class C	14,619,056
Audit and tax services	21,127
Legal	45,767
Trustees' fees and expenses	24,665
Shareholder reporting	69,284
Insurance	3,090
Miscellaneous	11,958

Total expenses	16,778,361

Net investment income	49,262,614

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(10,993,732)
Capital gain distributions from Underlying Portfolios	1,598,363

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(9,395,369)

Net change in unrealized appreciation on investments	304,908,419

Net realized and unrealized gain on investments	295,513,050

Net Increase in Net Assets from Operations	$344,775,664

See accompanying notes to financial statements.

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American Funds® Balanced Allocation Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$49,262,614	$26,471,225
Net realized loss on investments and capital gain distributions from Underlying Portfolios	(9,395,369)	(17,870,234)
Net change in unrealized appreciation on investments	304,908,419	339,311,667

Net increase in net assets resulting from operations	344,775,664	347,912,658

Distributions to Shareholders
From net investment income
Class B	(10,261)	—
Class C	(27,437,163)	—
From net realized gains
Class B	(381)	—
Class C	(1,177,268)	—

Net decrease in net assets resulting from distributions	(28,625,073)	—

Net increase in net assets from capital share transactions	1,255,094,945	1,105,453,774

Net Increase in Net Assets	1,571,245,536	1,453,366,432
Net assets at beginning of period	1,998,917,306	545,550,874

Net assets at end of period	$3,570,162,842	$1,998,917,306

Undistributed net investment income at end of period	$50,852,039	$27,438,595

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class B
Sales	97,927	$899,947	56,235	$450,667
Reinvestments	1,148	10,642	—	—
Redemptions	(16,028)	(143,717)	(7,304)	(53,984)

Net increase	83,047	$766,872	48,931	$396,683

Class C
Sales	152,242,289	$1,375,333,474	157,527,172	$1,190,947,234
Reinvestments	3,100,155	28,614,431	—	—
Redemptions	(16,791,775)	(149,619,832)	(11,080,946)	(85,890,143)

Net increase	138,550,669	$1,254,328,073	146,496,226	$1,105,057,091

Increase derived from capital shares transactions		$1,255,094,945		$1,105,453,774

See accompanying notes to financial statements.

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American Funds® Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$8.87	$6.82	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.22	0.24	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.87	1.81	(3.00)

Total From Investment Operations	1.09	2.05	(2.92)

Less Distributions
Distributions from Net Investment Income	(0.12)	—	(0.26)
Distributions from Net Realized Capital Gains	(0.00)+	—	(0.00)+

Total Distributions	(0.12)	—	(0.26)

Net Asset Value, End of Period	$9.84	$8.87	$6.82

Total Return (%)	12.40	30.06	(29.20)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.33	0.36	0.78 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.33	0.35	0.35 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	2.38	2.99	1.32 *
Portfolio Turnover Rate (%)	6.4	5.9	12.1
Net Assets, End of Period (in millions)	$1.5	$0.6	$0.1

	Class C
	Year Ended December 31,
	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$8.82	$6.82	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.17	0.17	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.89	1.83	(3.28)

Total From Investment Operations	1.06	2.00	(2.92)

Less Distributions
Distributions from Net Investment Income	(0.10)	—	(0.26)
Distributions from Net Realized Capital Gains	(0.00)+	—	(0.00)+

Total Distributions	(0.10)	—	(0.26)

Net Asset Value, End of Period	$9.78	$8.82	$6.82

Total Return (%)	12.16	29.33	(29.20)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.63	0.66	0.70 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.63	0.65	0.65 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	1.85	2.19	6.70 *
Portfolio Turnover Rate (%)	6.4	5.9	12.1
Net Assets, End of Period (in millions)	$3,568.7	$1,998.3	$545.4

*	Annualized
+	Distributions from net realized gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$1,704,471	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B	Class C

0.35%	0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expenses deferred in 2010 and $227,641 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2010 was $100,635. The amount of expenses deferred in 2009, which were recovered during the year ended December 31, 2010 was $127,006. There are no further expense deferrals eligible for recoupment by the Adviser. Amounts repaid for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a

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MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,448,511,690	$—	$170,371,042

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class 1)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

American Funds Bond Fund	12,871,985	13,031,131	(567,691)	25,335,425

American Funds Global Bond Fund*	3,246,276	2,642,895	(61,617)	5,827,554

American Funds Global Small Capitalization Fund*	3,380,910	2,064,106	(220,840)	5,224,176

American Funds Growth Fund*	9,264,734	5,807,592	(170,814)	14,901,512

American Funds Growth-Income Fund*	25,349,369	15,260,458	(3,249,090)	37,360,737

American Funds High-Income Bond Fund*	11,233,261	6,974,282	(2,241,616)	15,965,927

American Funds International Fund*	6,966,373	9,203,449	(71,130)	16,098,692

American Funds New World Fund*	3,036,722	1,845,981	(151,206)	4,731,497

American Funds U.S. Government/AAA - Rated Securities Fund*	20,091,048	15,638,762	(1,106,084)	34,623,726

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2010. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Underlying Portfolios - continued

Underlying Portfolio (Class 1)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

American Funds Bond Fund	$(47,489)	$—	$8,240,403	$270,328,981

American Funds Global Bond Fund	48,085	—	2,006,137	68,881,691

American Funds Global Small Capitalization Fund	370,528	—	1,632,510	113,207,905

American Funds Growth Fund	(2,711,186)	—	6,618,567	816,304,842

American Funds Growth-Income Fund	(11,933,165)	—	19,399,957	1,287,824,603

American Funds High-Income Bond Fund	2,253,903	—	12,568,098	178,818,381

American Funds International Fund	(254,072)	—	5,671,937	290,581,389

American Funds New World Fund	199,351	—	1,680,319	110,149,247

American Funds U.S. Government/AAA - Rated Securities Fund	1,080,313	1,598,363	8,223,047	435,912,708

	$(10,993,732)	$1,598,363	$66,040,975	$3,572,009,747

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$27,956,598	$—	$668,475	$—	$28,625,073	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$50,868,341	$2,239,284	$481,682,971	$—	$534,790,596

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds® Balanced Allocation Portfolio, one of the portfolios constituting the Met Investors Series Trust (the "Trust"), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds® Balanced Allocation Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

15

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Balanced Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Balanced Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Balanced Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

18

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Balanced Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and outperformed its Lipper Index for the one-year period ended June 30, 2010, and outperformed the median of its Performance Universe and underperformed its Lipper Index for the since inception period ended June 30, 2010. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one- year period ended September 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. The Board also noted that the Portfolio commenced operations on April 28, 2008. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a

19

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Balanced Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fee was below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is currently reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board also noted that the Adviser had reduced its advisory fee through the implementation of additional breakpoints, which became effective on November 12, 2009. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

20

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Balanced Allocation Portfolio, the Board noted that management had implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board also noted that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

21

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

For the year ended December 31, 2010, the Portfolio had a return of 6.10% for Class C versus 6.54% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index1.

American Funds® Bond Portfolio managed by

MetLife Advisers, LLC vs. Barclays Capital U.S. Aggregate Bond Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 year	5 Year	10 Year
American Funds® Bond Portfolio—Class C	6.10%	3.25%	4.58%
Barclays Capital U.S. Aggregate Bond Index[1]	6.54%	5.80%	5.84%

1 The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio’s performance is based on the performance of the Master Fund for the periods ended December 31, 2010, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

1

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class C(a)(b)
Actual	0.84%	$1,000.00	$1,015.20	$4.28
Hypothetical*	0.84%	1,000.00	1,020.96	4.29

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

2

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.1%
Investment Company Security - 100.1%
American Funds Bond Fund (Class 1)(a) (Cost - $365,837,384)	35,044,016	$373,919,650

Total Investments - 100.1% (Cost $365,837,384#)		373,919,650

Other Assets And Liabilities (net) - (0.1)%		(226,327)

Net Assets - 100.0%		$373,693,323

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $366,085,233. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $8,082,266 and $247,849, respectively, resulting in a net unrealized appreciation of $7,834,417.
(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

3

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments

Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$373,919,650	$—	$—	$373,919,650
Total Investments	$373,919,650	$—	$—	$373,919,650

See accompanying notes to financial statements.

4

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$373,919,650
Receivable for shares sold	464,398

Total assets	374,384,048

Liabilities
Due to Adviser	3,341
Payables for:
Investments purchased from Master Fund	287,019
Shares redeemed	177,379
Accrued Expenses:
Distribution and service fees - Class C	169,490
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	16,302
Other expenses	33,127

Total liabilities	690,725

Net Assets	$373,693,323

Net Assets Represented by
Paid in surplus	$356,490,331
Accumulated net realized loss	(247,251)
Unrealized appreciation on investments	8,082,266
Undistributed net investment income	9,367,977

Net Assets	$373,693,323

Net Assets
Class C	$373,693,323
Capital Shares Outstanding*
Class C	37,336,654
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$10.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $365,837,384.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Master Fund	$11,194,425

Total investment income	11,194,425

Expenses
Administration fees	24,000
Deferred expense reimbursement	96,395
Custodian and accounting fees	24,975
Distribution and service fees - Class C	1,545,968
Audit and tax services	21,127
Legal	35,767
Trustees’ fees and expenses	24,658
Shareholder reporting	20,731
Insurance	17,648
Miscellaneous	7,546

Total expenses	1,818,815

Net investment income	9,375,610

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(125,783)
Net change in unrealized appreciation on investments	4,708,196

Net realized and unrealized gain on investments	4,582,413

Net Increase in Net Assets from Operations	$13,958,023

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$9,375,610	$4,619,222
Net realized loss on investments	(125,783)	(42,829)
Net change in unrealized appreciation on investments	4,708,196	7,208,671

Net increase in net assets resulting from operations	13,958,023	11,785,064

Distributions to Shareholders
From net investment income
Class C	(4,626,851)	(8)
From net realized gains
Class C	—	—

Net decrease in net assets resulting from distributions	(4,626,851)	(8)

Net increase in net assets from capital share transactions	172,947,428	143,520,354

Net Increase in Net Assets	182,278,600	155,305,410
Net assets at beginning of period	191,414,723	36,109,313

Net assets at end of period	$373,693,323	$191,414,723

Undistributed net investment income at end of period	$9,367,977	$4,619,218

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class C
Sales	21,616,614	$214,536,466	17,320,224	$158,669,719
Reinvestments	477,980	4,626,851	1	8
Redemptions	(4,648,640)	(46,215,889)	(1,635,940)	(15,149,373)

Net increase	17,445,954	$172,947,428	15,684,285	$143,520,354

Increase derived from capital shares transactions		$172,947,428		$143,520,354

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$9.62	$8.58		$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.33	0.41		0.87
Net Realized and Unrealized Gain (Loss) on Investments	0.25	0.63		(1.83)

Total From Investment Operations	0.58	1.04		(0.96)

Less Distributions
Distributions from Net Investment Income	(0.19)	(0.00	)+	(0.46)
Distributions from Net Realized Capital Gains	—	—		—

Total Distributions	(0.19)	(0.00	)+	(0.46)

Net Asset Value, End of Period	$10.01	$9.62		$8.58

Total Return (%)	6.10	12.12		(9.61)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.65	0.69		1.05 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.65	0.65		0.65 *
Ratio of Net Investment Income to Average Net Assets (%)	3.34	4.42		13.82 *
Portfolio Turnover Rate (%)	2.1	0.5		6.3
Net Assets, End of Period (in millions)	$373.7	$191.4		$36.1

*	Annualized
+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/08.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Bond Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2010, the Portfolio owned approximately 3.81% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.55%	ALL

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MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Master Fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class C

0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expenses deferred in 2010 and $96,395 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2010 was $51,953. The amount of expenses deferred in 2009, which were recovered during the year ended December 31, 2010 was $44,442. There are no further expense deferrals eligible for recoupment by the Adviser. Amounts repaid for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$183,662,745	$—	$5,843,000

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MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$4,626,851	$8	$—	$—	$4,626,851	$8

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$9,384,279	$598	$7,834,417	$—	$17,219,294

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds® Bond Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds® Bond Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds Bond Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 9-10, 2010 meeting for the American Funds Bond Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Bond Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. The Board noted that the Portfolio commenced operations on April 28, 2008. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2010. The Board also considered that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one- year period ended September 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. The Board also noted that the Portfolio commenced operations on April 28, 2008. Based on its review and taking into account the fact that the Portfolio had a limited performance history, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing

16

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Bond Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were equal to the Expense Group median and the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted, however, that the Portfolio’s contractual management fee under the stand-by Advisory Agreement would be above the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is currently reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

17

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Bond Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

18

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Met Investors Series Trust American Funds® Growth Allocation Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class B and C shares of the American Funds® Growth Allocation Portfolio returned 13.78% and 13.48%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderately Aggressive Index1, returned 16.58%.

Market Environment/Conditions

Overall, it was a good year for investors as most capital markets produced positive returns; however volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Mid Cap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., growth style stocks outperformed value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

Portfolio Review/Current Positioning

The American Funds® Growth Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes to add value and control risk over the long term. The Portfolio strives to achieve its objectives through investment in the various funds of the American Funds Insurance Series (AFIS). Although the Portfolio’s broad asset allocation goal of 15% to fixed income and 85% to equities did not change, there were several very modest changes to the narrower asset class goals during the course of the year. This included a modest increase in the goal for foreign equities from 22% to 24% and the corresponding decrease in the target for domestic equities.

For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, lower rated bonds did better than Treasury securities, and the stocks of emerging market countries did better than the stocks of developed market countries. On an absolute basis, having exposure to these asset classes helped the Portfolio’s performance. Relative to its Dow Jones benchmark, the Portfolio was helped slightly by exposure to high yield bonds (which is not part of the Dow Jones Index), but hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. On a cumulative basis, the impact of the Portfolio’s asset allocation (a residual cash position and an underweight in high yield bonds) detracted from relative performance. In contrast, overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance. A modest tilt to growth style stocks was additive to performance.

Within the fixed income segment, the credit exposure in the AFIS Bond Fund and AFIS High-Income Bond Fund contributed to relative performance. Within equities, AFIS Growth Fund was the biggest contributor to both absolute and relative performance. In addition to its strong growth slant, it was helped by stock selection in the Consumer Discretionary sector: most notable were casino companies Las Vegas Sands and Wynn Resorts and restaurant chain Chipotle Mexican Grill. In contrast, the AFIS Growth-Income Fund—while still positive for the year—hurt relative performance. The biggest detractors were owning retailer Best Buy and for-profit education giant Apollo Group and not owning Apple. Exposure to small cap and emerging market foreign stocks through the AFIS Global Small Capitalization Fund and the AFIS New World Fund contributed to relative performance as these out-of-index stocks outperformed the mostly large company stocks based in developed countries that make up the MSCI EAFE Index.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation

1

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	40.5
American Funds Growth Fund (Class 1)	30.8
American Funds International Fund (Class 1)	11.1
American Funds Global Small Capitalization Fund (Class 1)	4.2
American Funds New World Fund (Class 1)	4.1
American Funds High-Income Bond Fund (Class 1)	3.0
American Funds Bond Fund (Class 1)	2.8
American Funds U.S. Government /AAA - Rated Securities Fund (Class 1)	2.7
American Funds Global Bond Fund (Class 1)	0.9

2

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

American Funds® Growth Allocation Portfolio managed by MetLife Advisers, LLC vs. Dow Jones Moderately Aggressive Index1

	Average Annual Return (for the year ended 12/31/10)[2]
	1 year	Since Inception[3]
American Funds® Growth Allocation Portfolio—Class B	13.78%	(0.49)%
Class C	13.48%	(0.87)%
Dow Jones Moderately Aggressive Index[1]	16.58%	1.92%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The Dow Jones Moderately Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B and Class C shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class B(a)(b)
Actual	0.74%	$1,000.00	$1,218.00	$4.14
Hypothetical*	0.74%	1,000.00	1,021.48	3.77

Class C(a)(b)
Actual	1.04%	$1,000.00	$1,215.20	$5.81
Hypothetical*	1.04%	1,000.00	1,019.96	5.29

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.1%
Investment Company Securities - 100.1%
American Funds Bond Fund (Class 1)(a)	6,162,320	$65,751,948
American Funds Global Bond Fund (Class 1)(a)	1,892,446	22,368,711
American Funds Global Small Capitalization Fund (Class 1)(a)	4,568,726	99,004,290
American Funds Growth Fund (Class 1)(a)	13,295,860	728,347,206
American Funds Growth-Income Fund (Class 1)(a)	27,788,284	957,862,161
American Funds High-Income Bond Fund (Class 1)(a)	6,267,891	70,200,381
American Funds International Fund (Class 1)(a)	14,503,678	261,791,393
American Funds New World Fund (Class 1)(a)	4,135,402	96,272,164
American Funds U.S. Government /AAA - Rated Securities Fund (Class 1)(a)	5,180,433	65,221,651

Total Mutual Funds (Cost $1,847,722,379)		2,366,819,905

Total Investments - 100.1% (Cost $1,847,722,379#)		2,366,819,905

Other Assets And Liabilities (net) - (0.1)%		(1,276,662)

Net Assets - 100.0%		$2,365,543,243

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $1,931,147,697. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $519,097,526 and $83,425,318, respectively, resulting in a net unrealized appreciation of $435,672,208.
(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,366,819,905	$—	$—	$2,366,819,905
Total Investments	$2,366,819,905	$—	$—	$2,366,819,905

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$2,366,819,905
Receivable for shares sold	1,797,550

Total assets	2,368,617,455

Liabilities
Payables for:
Investments purchased	1,454,400
Shares redeemed	343,150
Accrued Expenses:
Management fees	130,383
Distribution and service fees - Class B	1,057
Distribution and service fees - Class C	1,081,551
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	16,302
Other expenses	43,302

Total liabilities	3,074,212

Net Assets	$2,365,543,243

Net Assets Represented by
Paid in surplus	$1,913,516,586
Accumulated net realized loss	(93,340,820)
Unrealized appreciation on investments	519,097,526
Undistributed net investment income	26,269,951

Net Assets	$2,365,543,243

Net Assets
Class B	$5,106,760
Class C	2,360,436,483
Capital Shares Outstanding*
Class B	547,248
Class C	254,850,114
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.33
Class C	9.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,847,722,379.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios	$39,261,838

Total investment income	39,261,838

Expenses
Management fees	1,412,042
Administration fees	24,000
Deferred expense reimbursement	246,092
Custodian and accounting fees	24,975
Distribution and service fees - Class B	8,929
Distribution and service fees - Class C	11,387,819
Audit and tax services	21,127
Legal	45,767
Trustees’ fees and expenses	24,665
Shareholder reporting	65,976
Insurance	8,768
Miscellaneous	14,659

Total expenses	13,284,819

Net investment income	25,977,019

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(35,445,801)
Capital gain distributions from Underlying Portfolios	301,514

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(35,144,287)

Net change in unrealized appreciation on investments	279,171,418

Net realized and unrealized gain on investments	244,027,131

Net Increase in Net Assets from Operations	$270,004,150

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Statements of Changes In Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$25,977,019	$17,988,496
Net realized loss on investments and capital gain distributions from Underlying Portfolios	(35,144,287)	(55,256,554)
Net change in unrealized appreciation on investments	279,171,418	508,109,374

Net increase in net assets resulting from operations	270,004,150	470,841,316

Distributions to Shareholders
From net investment income
Class B	(34,493)	—
Class C	(18,431,724)	(186)
From net realized gains
Class B	—	—
Class C	—	—

Net decrease in net assets resulting from distributions	(18,466,217)	(186)

Net increase in net assets from capital share transactions	172,637,913	684,278,437

Net Increase in Net Assets	424,175,846	1,155,119,567
Net assets at beginning of period	1,941,367,397	786,247,830

Net assets at end of period	$2,365,543,243	$1,941,367,397

Undistributed net investment income at end of period	$26,269,951	$18,457,635

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class B
Sales	279,068	$2,340,705	188,614	$1,315,145
Reinvestments	3,946	34,493	0 +	0 ++
Redemptions	(31,125)	(258,457)	(13,943)	(100,706)

Net increase	251,889	$2,116,741	174,671	$1,214,439

Class C
Sales	48,200,287	$406,945,507	130,818,998	$852,306,777
Reinvestments	2,118,589	18,431,724	30	186
Redemptions	(31,002,510)	(254,856,059)	(23,153,646)	(169,242,965)

Net increase	19,316,366	$170,521,172	107,665,382	$683,063,998

Increase derived from capital shares transactions		$172,637,913		$684,278,437

+	Rounds to less than 0.50 share.
++	Rounds to less than $0.50.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$8.29	$6.17		$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.16	0.13		0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.98	1.99		(3.69)

Total From Investment Operations	1.14	2.12		(3.55)

Less Distributions
Distributions from Net Investment Income	(0.10)	(0.00	)+	(0.28)
Distributions from Net Realized Capital Gains	—	—		(0.00)++

Total Distributions	(0.10)	(0.00	)+	(0.28)

Net Asset Value, End of Period	$9.33	$8.29		$6.17

Total Return (%)	13.78	34.36		(35.45)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.34	0.36		0.65 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.34	0.35		0.35 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	1.90	1.81		2.37 *
Portfolio Turnover Rate (%)	13.0	7.4		4.6
Net Assets, End of Period (in millions)	$5.1	$2.4		$0.7

	Class C
	Year Ended December 31,
	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$8.23	$6.14		$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.10	0.09		0.23
Net Realized and Unrealized Gain (Loss) on Investments	1.00	2.00		(3.81)

Total From Investment Operations	1.10	2.09		(3.58)

Less Distributions
Distributions from Net Investment Income	(0.07)	(0.00	)+	(0.28)
Distributions from Net Realized Capital Gains	—	—		(0.00)++

Total Distributions	(0.07)	(0.00	)+	(0.28)

Net Asset Value, End of Period	$9.26	$8.23		$6.14

Total Return (%)	13.48	34.04		(35.78)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.64	0.66		0.70 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.64	0.65		0.65 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	1.25	1.27		4.65 *
Portfolio Turnover Rate (%)	13.0	7.4		4.6
Net Assets, End of Period (in millions)	$2,360.4	$1,938.9		$785.5

*	Annualized
+	Distributions from net investment income were less than $0.01.
++	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$1,412,042	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B	Class C

0.35%	0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expenses deferred in 2010 and $246,092 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2010 was $145,377. The amount of expenses deferred in 2009, which were recovered during the year ended December 31, 2010 was $100,715. There are no further expense deferrals eligible for recoupment by the Adviser. Amounts repaid for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a

11

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$448,665,191	$—	$267,994,837

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class 1)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

American Funds Bond Fund	3,515,260	3,216,216	(569,156)	6,162,320

American Funds Global Bond Fund	1,551,362	491,159	(150,075)	1,892,446

American Funds Global Small Capitalization Fund*	4,323,022	617,817	(372,113)	4,568,726

American Funds Growth Fund*	12,710,394	1,653,886	(1,068,420)	13,295,860

American Funds Growth-Income Fund*	28,074,879	3,994,543	(4,281,138)	27,788,284

American Funds High-Income Bond Fund	3,581,746	3,108,036	(421,891)	6,267,891

American Funds International Fund	7,796,647	7,405,306	(698,275)	14,503,678

American Funds New World Fund*	3,885,374	605,044	(355,016)	4,135,402

American Funds U.S. Government/AAA - Rated Securities Fund	7,383,993	1,089,630	(3,293,190)	5,180,433

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2010. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

12

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Underlying Portfolios - continued

Underlying Portfolio (Class 1)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

American Funds Bond Fund	$(27,388)	$—	$2,106,445	$65,751,948

American Funds Global Bond Fund	78,258	—	682,379	22,368,711

American Funds Global Small Capitalization Fund	(405,407)	—	1,642,315	99,004,290

American Funds Growth Fund	(9,974,377)	—	6,230,094	728,347,206

American Funds Growth-Income Fund	(24,399,883)	—	15,097,185	957,862,161

American Funds High-Income Bond Fund	(163,703)	—	5,151,502	70,200,381

American Funds International Fund	(1,988,454)	—	5,493,998	261,791,393

American Funds New World Fund	(133,189)	—	1,566,580	96,272,164

American Funds U.S. Government/AAA - Rated Securities Fund	1,568,342	301,514	1,291,340	65,221,651

	$(35,445,801)	$301,514	$39,261,838	$2,366,819,905

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$18,466,217	$186	$—	$—	$18,466,217	$186

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$26,286,253	$—	$435,672,208	$(9,915,502)	$452,042,959

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total
$2,099,355	$7,816,147	$9,915,502

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

13

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

14

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds® Growth Allocation Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds® Growth Allocation Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

15

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Growth Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Growth Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Growth Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

19

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Growth Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2010, and outperformed the median of its Performance Universe and its Lipper Index for the since inception period ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderately Aggressive Index, for the one-year period ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. The Board also noted that the Portfolio commenced operations on April 28, 2008. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a

20

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Growth Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and equal to the Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board also noted that the Adviser reduced its advisory fee through the implementation of additional breakpoints, effective November 12, 2009. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

21

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Growth Allocation Portfolio, the Board noted that management had implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board noted that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Met Investors Series Trust American Funds® Growth Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

For the year ended December 31, 2010, the Portfolio had a return of 18.33% for Class C versus 15.06% for its benchmark, the S&P 500 Index1.

American Funds® Growth Portfolio managed by

MetLife Advisers, LLC vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 year	5 Year	10 Year
American Funds® Growth Portfolio—Class C	18.33%	2.21%	1.87%
S&P 500 Index[1]	15.06%	2.29%	1.41%

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio’s performance is based on the performance of the Master Fund for the periods ended December 31, 2010, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

1

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class C(a)(b)
Actual	0.75%	$1,000.00	$1,255.10	$4.27
Hypothetical*	0.75%	1,000.00	1,021.42	3.82

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

2

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.1%
Investment Company Security - 100.1%
American Funds Growth Fund(a) (Cost - $601,450,522)	13,664,592	$748,546,358

Total Investments - 100.1% (Cost $601,450,522#)		748,546,358

Other Assets And Liabilities (net) - (0.1)%		(394,202)

Net Assets - 100.0%		$748,152,156

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $607,011,248. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $147,095,836 and $5,560,726, respectively, resulting in a net unrealized appreciation of $141,535,110.
(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

3

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$748,546,358	$—	$—	$748,546,358
Total Investments	$748,546,358	$—	$—	$748,546,358

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$748,546,358
Receivable for shares sold	1,603,036

Total assets	750,149,394

Liabilities
Payables for:
Investments purchased from Master Fund	1,598,457
Shares redeemed	4,578
Accrued Expenses:
Distribution and service fees - Class C	337,156
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	16,302
Other expenses	36,678

Total liabilities	1,997,238

Net Assets	$748,152,156

Net Assets Represented by
Paid in surplus	$603,597,550
Accumulated net realized loss	(5,560,726)
Unrealized appreciation on investments	147,095,836
Undistributed net investment income	3,019,496

Net Assets	$748,152,156

Net Assets
Class C	$748,152,156
Capital Shares Outstanding*
Class C	81,804,691
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$9.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $601,450,522.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Master Fund	$6,018,869

Total investment income	6,018,869

Expenses
Administration fees	24,000
Custodian and accounting fees	24,975
Distribution and service fees - Class C	2,809,018
Audit and tax services	21,127
Legal	35,767
Trustees’ fees and expenses	24,665
Shareholder reporting	25,487
Insurance	18,585
Miscellaneous	7,965

Total expenses	2,991,589

Net investment income	3,027,280

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(3,077,314)
Net change in unrealized appreciation on investments	103,865,174

Net realized and unrealized gain on investments	100,787,860

Net Increase in Net Assets from Operations	$103,815,140

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,027,280	$1,024,575
Net realized loss on investments	(3,077,314)	(2,426,782)
Net change in unrealized appreciation on investments	103,865,174	68,316,665

Net increase in net assets resulting from operations	103,815,140	66,914,458

Distributions to Shareholders
From net investment income
Class C	(1,032,359)	—
From net realized gains
Class C	—	—

Net decrease in net assets resulting from distributions	(1,032,359)	—

Net increase in net assets from capital share transactions	297,112,894	212,851,629

Net Increase in Net Assets	399,895,675	279,766,087
Net assets at beginning of period	348,256,481	68,490,394

Net assets at end of period	$748,152,156	$348,256,481

Undistributed net investment income at end of period	$3,019,496	$1,024,575

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class C
Sales	42,988,090	$346,057,831	37,562,711	$245,787,492
Reinvestments	123,340	1,032,359	—	—
Redemptions	(6,262,176)	(49,977,296)	(4,884,784)	(32,935,863)

Net increase	36,849,254	$297,112,894	32,677,927	$212,851,629

Increase derived from capital shares transactions		$297,112,894		$212,851,629

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$7.75	$5.58	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.05	0.04	0.15
Net Realized And Unrealized Gain (Loss) on Investments	1.37	2.13	(4.34)

Total From Investment Operations	1.42	2.17	(4.19)

Less Distributions
Distributions from Net Investment Income	(0.02)	—	(0.23)
Distributions from Net Realized Capital Gains	—	—	—

Total Distributions	(0.02)	—	(0.23)

Net Asset Value, End of Period	$9.15	$7.75	$5.58

Total Return (%)	18.33	38.89	(41.84)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.59	0.65	0.92 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.59	0.65	0.65 *
Ratio of Net Investment Income to Average Net Assets (%)	0.59	0.55	3.09 *
Portfolio Turnover Rate (%)	1.5	1.4	0.2
Net Assets, End of Period (in millions)	$748.2	$348.3	$68.5

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2010, the Portfolio owned approximately 2.65% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.75%	ALL

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Master Fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class C

0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$306,990,736	$—	$7,715,575

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$1,032,359	$—	$—	$—	$1,032,359	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$3,035,798	$—	$141,535,110	$—	$144,570,908

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

10

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds® Growth Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds® Growth Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

12

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

13

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

14

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds Growth Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 9-10, 2010 meeting for the American Funds Growth Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

15

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Growth Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. The Board noted that the Portfolio commenced operations on April 28, 2008. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the one-year period ended September 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. The Board also noted that the Portfolio commenced operations on April 28, 2008. Based on its review, and taking into account the fact that the Portfolio had a limited performance history, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing

16

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Growth Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted, however, that the Portfolio’s contractual management fees under the stand-by Advisory Agreement would be below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is contractually obligated to waive fees and/or reimburse expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

17

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Growth Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

18

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Met Investors Series Trust American Funds® International Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

For the year ended December 31, 2010, the Portfolio had a return of 6.89% for Class C versus 7.75% and 11.15% for its benchmarks, the MSCI EAFE Index1 and Morgan Stanley Capital International AC World (ex-U.S.) Index2, respectively.

American Funds® International Portfolio managed by MetLife Advisers, LLC vs. MSCI EAFE Index1 and Morgan Stanley Capital International AC World (ex-U.S.) Index2

	Average Annual Return[3] (for the year ended 12/31/10)
	1 year	5 Year	10 Year
American Funds® International Portfolio—Class C	6.89%	4.25%	4.84%
MSCI EAFE Index[1]	7.75%	2.46%	3.50%
Morgan Stanley Capital International AC World (ex-U.S.) Index[2]	11.15%	4.82%	5.54%

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Morgan Stanley Capital International AC World (ex-U.S.) Index (net) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, it does not have a significant operating history. However, hypothetical performance information regarding the Portfolio is presented because the Portfolio’s performance is based on the performance of the Master Fund for the periods ended December 31, 2010, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

1

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class C(a)(b)
Actual	0.91%	$1,000.00	$1,235.30	$5.15
Hypothetical*	0.91%	1,000.00	1,020.60	4.65

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

2

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.1%
Investment Company Security - 100.1%
American Funds International Fund (Class 1)(a) (Cost - $290,033,271)	18,657,931	$336,775,660

Total Investments - 100.1% (Cost $290,033,271#)		336,775,660

Other Assets and Liabilities (net) - (0.1)%		(200,907)

Net Assets - 100.0%		$336,574,753

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $296,835,445. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $39,940,215 and $0, respectively, resulting in a net unrealized appreciation of $39,940,215.
(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

3

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$336,775,660	$—	$—	$336,775,660
Total Investments	$336,775,660	$—	$—	$336,775,660

See accompanying notes to financial statements.

4

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$336,775,660
Receivable for shares sold	531,732

Total assets	337,307,392

Liabilities
Payables for:
Investments purchased from Master Fund	515,479
Shares redeemed	16,253
Accrued Expenses:
Distribution and service fees - Class C	151,812
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	16,302
Other expenses	28,726

Total liabilities	732,639

Net Assets	$336,574,753

Net Assets Represented by
Paid in surplus	$291,641,227
Accumulated net realized loss	(6,802,174)
Unrealized appreciation on investments	46,742,389
Undistributed net investment income	4,993,311

Net Assets	$336,574,753

Net Assets
Class C	$336,574,753
Capital Shares Outstanding*
Class C	39,111,564
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$8.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $290,033,271.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Master Fund	$6,647,773

Total investment income	6,647,773

Expenses
Administration fees	24,000
Deferred expense reimbursement	74,972
Custodian and accounting fees	24,975
Distribution and service fees - Class C	1,398,398
Audit and tax services	21,127
Legal	45,767
Trustees’ fees and expenses	24,665
Shareholder reporting	23,143
Insurance	2,178
Miscellaneous	7,688

Total expenses	1,646,913

Net investment income	5,000,860

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(3,475,107)
Net change in unrealized appreciation on investments	21,707,122

Net realized and unrealized gain on investments	18,232,015

Net Increase in Net Assets from Operations	$23,232,875

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$5,000,860	$1,941,630
Net realized loss on investments and capital gain distributions from Master Fund	(3,475,107)	(1,613,750)
Net change in unrealized appreciation on investments	21,707,122	44,540,507

Net increase in net assets resulting from operations	23,232,875	44,868,387

Distributions to Shareholders
From net investment income
Class C	(1,949,151)	—
From net realized gains
Class C	(612,678)	(14)

Net decrease in net assets resulting from distributions	(2,561,829)	(14)

Net increase in net assets from capital share transactions	121,540,328	94,841,811

Net Increase in Net Assets	142,211,374	139,710,184
Net assets at beginning of period	194,363,379	54,653,195

Net assets at end of period	$336,574,753	$194,363,379

Undistributed net investment income at end of period	$4,993,311	$1,941,630

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class C
Sales	18,670,412	$147,916,770	16,824,923	$112,156,528
Reinvestments	316,666	2,561,829	3	14
Redemptions	(3,752,239)	(28,938,271)	(2,521,293)	(17,314,731)

Net increase	15,234,839	$121,540,328	14,303,633	$94,841,811

Increase derived from capital shares transactions		$121,540,328		$94,841,811

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$8.14	$5.71		$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.16	0.12		0.31
Net Realized and Unrealized Gain (Loss) on Investments	0.40	2.31		(4.20)

Total From Investment Operations	0.56	2.43		(3.89)

Less Distributions
Distributions from Net Investment Income	(0.07)	—		(0.40)
Distributions from Net Realized Capital Gains	(0.02)	(0.00	)+	(0.00)+

Total Distributions	(0.09)	(0.00	)+	(0.40)

Net Asset Value, End of Period	$8.61	$8.14		$5.71

Total Return (%)	6.89	42.56		(38.86)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.65	0.68		0.85 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.65	0.65		0.65 *
Ratio of Net Investment Income to Average Net Assets (%)	1.97	1.66		6.43 *
Portfolio Turnover Rate (%)	3.0	2.5		7.9
Net Assets, End of Period (in millions)	$336.6	$194.4		$54.7

*	Annualized
+	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the International Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2010, the Portfolio owned approximately 3.31% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.90%	ALL

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Master Fund fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class C

0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expenses deferred in 2010 and $74,972 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2010 was $44,363. The amount of expenses deferred in 2009, which were recovered during the year ended December 31, 2010 was $30,609. There are no further expense deferrals eligible for recoupment by the Adviser. Amounts repaid for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$131,729,447	$—	$7,645,628

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$1,949,179	$—	$612,650	$14	$2,561,829	$14

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$5,009,613	$—	$39,940,215	$—	$44,949,828

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds® International Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds® International Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

14

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds International Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 9-10, 2010 meeting for the American Funds International Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

15

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds International Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. The Board noted that the Portfolio commenced operations on April 28, 2008. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and underperformed its Lipper Index for the one-year period ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the Morgan Stanley Capital International AC World (ex U.S.) Index, for the one-year period ended September 30, 2010. Based on its review and taking into account the fact that the Portfolio had a limited performance history and the current size of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included

16

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds International Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were above the Expense Group median and the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted that the Portfolio’s contractual management fees under the stand-by Advisory Agreement would be above the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

17

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds International Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

18

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Met Investors Series Trust American Funds® Moderate Allocation Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class B and C shares of the American Funds® Moderate Allocation Portfolio returned 10.15% and 9.91%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 13.84%.

Market Environment/Conditions

Overall, it was a good year for investors as most capital markets produced positive returns; however volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Mid Cap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., growth style stocks outperformed value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

Portfolio Review/Current Positioning

The American Funds® Moderate Allocation Portfolio is structured to be broadly diversified across and within a wide variety of fixed income and equity asset classes to add value and control risk over the long term. The Portfolio strives to achieve its objectives through investment in the various funds of the American Funds Insurance Series (AFIS). Although the Portfolio’s broad asset allocation goal of 50% to fixed income and 50% to equities did not change, there were several very modest changes to the narrower asset class goals during the course of the year. This included a modest increase in the goal for foreign equities from 13% to 14% and the corresponding decrease in the target for domestic equities.

For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, lower rated bonds did better than Treasury securities, and the stocks of emerging market countries did better than the stocks of developed market countries. On an absolute basis, having exposure to these asset classes helped the Portfolio’s performance. Relative to its Dow Jones benchmark, the Portfolio was helped slightly by exposure to high yield bonds (which is not part of the Dow Jones Index), but hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. On a cumulative basis, the impact of the Portfolio’s asset allocation (a residual cash position and an underweight in high yield bonds) detracted from relative performance. In contrast, overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance. A modest tilt to growth style stocks was additive to performance.

Within the fixed income segment, the credit exposure in the AFIS Bond Fund and AFIS High-Income Bond Fund contributed to relative performance. Within equities, AFIS Growth Fund was the biggest contributor to both absolute and relative performance. In addition to its strong growth slant, it was helped by stock selection in the Consumer Discretionary sector: most notable were casino companies Las Vegas Sands and Wynn Resorts, and restaurant chain Chipotle Mexican Grill. In contrast, the AFIS Growth-Income Fund—while still positive for the year—hurt relative performance. The biggest detractors were owning retailer Best Buy and for-profit education giant Apollo Group and not owning Apple. Exposure to small cap and emerging market foreign stocks through the AFIS Global Small Capitalization Fund and the AFIS New World Fund contributed to relative performance as these out-of-index stocks outperformed the mostly large company stocks based in developed countries that make up the MSCI EAFE Index.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2010 and are subject to change at any time based upon economic,

1

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	32.4
American Funds U.S. Government /AAA - Rated Securities Fund (Class 1)	24.2
American Funds Bond Fund (Class 1)	16.5
American Funds Growth Fund (Class 1)	12.6
American Funds International Fund (Class 1)	6.2
American Funds High-Income Bond Fund (Class 1)	5.1
American Funds Global Small Capitalization Fund (Class 1)	1.1
American Funds New World Fund (Class 1)	1.0
American Funds Global Bond Fund (Class 1)	1.0

2

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

American Funds® Moderate Allocation Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return (for the year ended 12/31/10)[2]
	1 Year	Since Inception[3]
American Funds® Moderate Allocation Portfolio—Class B	10.15%	2.21%
Class C	9.91%	1.92%
Dow Jones Moderate Index[1]	13.84%	2.78%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B and Class C shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class B(a)(b)
Actual	0.71%	$1,000.00	$1,122.90	$3.81
Hypothetical*	0.71%	1,000.00	1,021.62	3.63

Class C(a)(b)
Actual	1.01%	$1,000.00	$1,121.20	$5.41
Hypothetical*	1.01%	1,000.00	1,020.10	5.15

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.1%
Investment Company Securities - 100.1%
American Funds Bond Fund (Class 1)(a)	40,244,335	$429,407,057
American Funds Global Bond Fund (Class 1)(a)	2,156,125	25,485,394
American Funds Global Small Capitalization Fund (Class 1)(a)	1,275,128	27,632,028
American Funds Growth Fund (Class 1)(a)	5,954,094	326,165,286
American Funds Growth-Income Fund (Class 1)(a)	24,340,116	839,003,782
American Funds High-Income Bond Fund (Class 1)(a)	11,762,064	131,735,112
American Funds International Fund (Class 1)(a)	8,883,596	160,348,908
American Funds New World Fund (Class 1)(a)	1,163,694	27,090,794
American Funds U.S. Government /AAA - Rated Securities Fund (Class 1)(a)	49,749,851	626,350,630

Total Mutual Funds (Cost $2,290,171,449)		2,593,218,991

Total Investments - 100.1% (Cost $2,290,171,449#)		2,593,218,991

Other Assets And Liabilities (net) - (0.1)%		(1,381,504)

Net Assets - 100.0%		$2,591,837,487

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $2,323,020,092. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $270,198,899 and $0, respectively, resulting in a net unrealized appreciation of $270,198,899.
(a)	A Portfolio of the American Funds Insurance Series.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,593,218,991	$—	$—	$2,593,218,991
Total Investments	$2,593,218,991	$—	$—	$2,593,218,991

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$2,593,218,991
Receivable for shares sold	1,510,758

Total assets	2,594,729,749

Liabilities
Payables for:
Investments purchased	1,303,928
Shares redeemed	206,830
Accrued Expenses:
Management fees	139,642
Distribution and service fees - Class B	326
Distribution and service fees - Class C	1,185,003
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	16,302
Other expenses	36,164

Total liabilities	2,892,262

Net Assets	$2,591,837,487

Net Assets Represented by
Paid in surplus	$2,263,768,749
Accumulated net realized loss	(19,034,751)
Unrealized appreciation on investments	303,047,542
Undistributed net investment income	44,055,947

Net Assets	$2,591,837,487

Net Assets
Class A	$1,618,969
Class B	2,590,218,518
Capital Shares Outstanding*
Class B	161,025
Class C	259,240,038
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.05
Class C	9.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,290,171,449.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios	$54,793,833

Total investment income	54,793,833

Expenses
Management fees	1,395,682
Administration fees	24,000
Deferred expense reimbursement	242,102
Custodian and accounting fees	24,975
Distribution and service fees - Class B	2,784
Distribution and service fees - Class C	11,221,379
Audit and tax services	21,127
Legal	45,767
Trustees’ fees and expenses	24,666
Shareholder reporting	59,671
Insurance	6,407
Miscellaneous	10,380

Total expenses	13,078,940

Net investment income	41,714,893

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on:
Investments	12,003,523
Capital gain distributions from Underlying Portfolios	2,349,561

Net realized gain on investments and capital gain distributions from Underlying Portfolios	14,353,084

Net change in unrealized appreciation on investments	153,482,948

Net realized and unrealized gain on investments	167,836,032

Net Increase in Net Assets from Operations	$209,550,925

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$41,714,893	$27,658,537
Net realized gain (loss) on investments and capital distributions from Underlying Portfolios	14,353,084	(26,735,261)
Net change in unrealized appreciation on investments	153,482,948	225,268,605

Net increase in net assets resulting from operations	209,550,925	226,191,881

Distributions to Shareholders
From net investment income
Class B	(15,018)	—
Class C	(29,121,763)	—
From net realized gains
Class B	—	—
Class C	—	—

Net decrease in net assets resulting from distributions	(29,136,781)	—

Net increase in net assets from capital share transactions	835,366,654	900,432,996

Net Increase in Net Assets	1,015,780,798	1,126,624,877
Net assets at beginning of period	1,576,056,689	449,431,812

Net assets at end of period	$2,591,837,487	$1,576,056,689

Undistributed net investment income at end of period	$44,055,947	$29,128,274

Other Information:
Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class B
Sales	96,807	$915,213	69,590	$567,805
Reinvestments	1,571	15,018	—	—
Redemptions	(9,269)	(87,696)	(11,043)	(94,618)

Net increase	89,109	$842,535	58,547	$473,187

Class C
Sales	99,662,945	$937,778,444	117,777,308	$959,957,441
Reinvestments	3,059,009	29,121,763	—	—
Redemptions	(14,113,365)	(132,376,088)	(7,223,802)	(59,997,632)

Net increase	88,608,589	$834,524,119	110,553,506	$899,959,809

Increase derived from capital shares transactions		$835,366,654		$900,432,996

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$9.28	$7.49	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.24	0.28	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.69	1.51	(2.34)

Total From Investment Operations	0.93	1.79	(2.23)

Less Distributions
Distributions from Net Investment Income	(0.16)	—	(0.28)
Distributions from Net Realized Capital Gains	—	—	(0.00)+

Total Distributions	(0.16)	—	(0.28)

Net Asset Value, End of Period	$10.05	$9.28	$7.49

Total Return (%)	10.15	23.90	(22.30)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.34	0.37	0.85 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.34	0.35	0.35 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	2.56	3.32	1.75 *
Portfolio Turnover Rate (%)	7.3	13.6	12.8
Net Assets, End of Period (in millions)	$1.6	$0.7	$0.1

	Class C
	Year Ended December 31,
	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$9.23	$7.48	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.19	0.24	0.49
Net Realized and Unrealized Gain (loss) on Investments	0.72	1.51	(2.73)

Total From Investment Operations	0.91	1.75	(2.24)

Less Distributions
Distributions from Net Investment Income	(0.15)	—	(0.28)
Distributions from Net Realized Capital Gains	—	—	(0.00)+

Total Distributions	(0.15)	—	(0.28)

Net Asset Value, End of Period	$9.99	$9.23	$7.48

Total Return (%)	9.91	23.40	(22.40)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.64	0.67	0.70 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.64	0.65	0.65 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	2.04	2.85	8.74 *
Portfolio Turnover Rate (%)	7.3	13.6	12.8
Net Assets, End of Period (in millions)	$2,590.2	$1,575.4	$449.3

*	Annualized
+	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“Metlife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$1,395,682	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B	Class C

0.35%	0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expenses deferred in 2010 and $242,102 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2010 was $79,192. The amount of expenses deferred in 2009, which were recovered during the year ended December 31, 2010 was $162,910. There are no further expense deferrals eligible for recoupment by the Adviser. Amounts repaid for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$ —	$999,673,874	$—	$148,820,054

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class 1)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

American Funds Bond Fund*	22,062,421	18,355,779	(173,864)	40,244,336

American Funds Global Bond Fund	1,298,217	863,847	(5,939)	2,156,125

American Funds Global Small Capitalization Fund	901,763	448,527	(75,162)	1,275,128

American Funds Growth Fund	3,530,565	2,483,447	(59,918)	5,954,094

American Funds Growth-Income Fund*	17,684,535	8,834,103	(2,178,522)	24,340,116

American Funds High-Income Bond Fund*	11,981,642	5,170,557	(5,390,136)	11,762,063

American Funds International Fund	5,573,989	3,330,937	(21,330)	8,883,596

American Funds New World Fund	809,966	405,483	(51,755)	1,163,694

American Funds U.S. Government/AAA - Rated Securities Fund*	29,666,554	20,735,465	(652,168)	49,749,851

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2010. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Underlying Portfolios - continued

Underlying Portfolio (Class 1)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

American Funds Bond Fund	$(58,058)	$—	$13,231,041	$429,407,057

American Funds Global Bond Fund	9,266	—	751,074	25,485,394

American Funds Global Small Capitalization Fund	645,551	—	410,595	27,632,028

American Funds Growth Fund	(338,623)	—	2,682,826	326,165,286

American Funds Growth-Income Fund	(4,279,030)	—	12,804,495	839,003,782

American Funds High-Income Bond Fund	15,027,777	—	9,371,283	131,735,112

American Funds International Fund	(44,692)	—	3,180,303	160,348,908

American Funds New World Fund	428,058	—	419,346	27,090,794

American Funds U.S. Government/AAA - Rated Securities Fund	613,274	2,349,561	11,942,870	626,350,630

	$12,003,523	$2,349,561	$54,793,833	$2,593,218,991

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$29,136,781	$—	$—	$—	$29,136,781	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$44,072,249	$13,813,892	$270,198,899	$—	$328,085,040

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds® Moderate Allocation Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds® Moderate Allocation Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

15

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

17

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Moderate Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Moderate Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Moderate Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

18

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Moderate Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2010, and outperformed the median of its Performance Universe and its Lipper Index for the since inception period ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ended September 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. The Board also noted that the Portfolio commenced operations on April 28, 2008. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a

19

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Moderate Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and above the Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and above the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board also noted that the Adviser reduced its advisory fee through the implementation of additional breakpoints, effective November 12, 2009. The Board also took into account management’s discussion of expenses, including the peer group in which the Portfolio was placed for the Lipper report. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those

20

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Moderate Allocation Portfolio, the Board noted that last year management implemented breakpoints to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board noted that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

21

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Met Investors Series Trust Batterymarch Growth and Income Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Managed by Batterymarch Financial Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A shares of the Batterymarch Growth and Income Portfolio returned 13.71%. The Portfolio’s benchmark, the S&P 500 Index1, returned 15.06%.

Market Environment/Conditions

Despite a significant pullback in late January, markets continued their advance in the first four months of 2010. However, markets remained somewhat jittery and susceptible to macro events, and as the second calendar quarter unfolded, the European debt crisis, the BP oil spill, and the decline or stagnation of a number of US and global economic indicators (including anemic employment numbers and declining new housing starts) weighed on investors. The “flash crash” on May 6th only served to add to the market’s growing sense of unease.

In the second half of the year, investors continued to alternate between risk aversion and risk taking behavior based on their reaction to mixed economic indicators. As an example, US equities registered their worst August since 2001, as a weak housing market, stubbornly high unemployment, tight credit and uncertainty about changes in tax regulation kept consumer confidence low. Despite a preponderance of weak economic data, US markets surged in September, producing a historically strong rally on the back of a modest improvement in consumer spending and comments made by Fed Chairman Ben Bernanke in late August that opened the door for the possibility of further quantitative easing.

Despite the less than uplifting economic news and artificially shortened investor time horizons, the environment became more favorable to underlying stock fundamentals, particularly toward the end of the third quarter. Investor expectations moderated, putting the focus back on stock selection rather than on market timing.

The final quarter of 2010 ended on a positive note. The period was dominated first by rumors and then confirmation in early November of the Federal Reserve’s plan to continue its aggressive stimulus policy in response to a “disappointingly slow” economic recovery. Despite the initiation of “QE II,” economic indicators remained mixed during the quarter. Growing consumer confidence and demand were offset by continued high, long-term unemployment and a weak and deteriorating housing market.

Earnings growth, as reflected by Batterymarch’s dimensional performance, remained a key contributor at year end, highlighting the growing importance of foreign sales and consumption, as well as a weak dollar, for US companies. Furthering this trend, smaller capitalization companies outperformed large caps and growth outperformed value in the last quarter as risk indicators declined and investors began to seek out growth opportunities across the market.

Portfolio Review/Current Positioning

The Portfolio underperformed its benchmark for the period. Relative performance was the most difficult in March and April, and was mixed thereafter. In those particular months, there was a brief return to the kind of risk-seeking behavior we saw in March of 2009, and many of the stocks that outperformed were not those that rank well in our multi-dimensional, fundamentally-driven stock selection model.

Our model results, which had been improving since the early stages of the 2009 had mixed results in the latter half of the review period, as investors alternated between risk aversion and risk taking behavior. These monthly market rotations posed challenges for many fundamentally-based investors, including Batterymarch. Economic uncertainty kept individual stock return dispersion low and cross-sectional stock correlation high, further challenging active bottom-up stock selection for much of the period.

In the final quarter the model was strong in September and October, and the earnings growth and technical dimensions were consistent performers. Stock selection followed suit, adding value at the end of the period.

For the full year, stock selection detracted from relative performance, especially in the Information Technology sector. Overweighting Hewlett-Packard Co. and owning a non-benchmark holding, Seagate Technology, both in that sector, were major detractors to relative performance for the year given the negative return of these holdings. Stock selection in the Industrials sector also detracted. From a sector allocation perspective, an overweight to Health Care relative to the benchmark weight detracted, given that sector’s lagging return within the benchmark overall.

The primary contributor to relative performance was stock selection within the Consumer Discretionary and Health Care sectors. In the Consumer Discretionary sector, the greatest contributor was an overweight to Family Dollar Stores, Inc., which returned almost 60% for the period held (far in excess of the benchmark return) on increasing growth expectations and a share repurchase. In the Health Care sector, owning Endo Pharmaceuticals, which is not in the benchmark but which had a return of 74% for the period held (again, far in excess of the benchmark return) having acquired Qualitest Pharmaceuticals in December, was the primary contributor to relative performance. Another non-benchmark holding, Oil States International Inc., which agreed to acquire Mountain West Oilfield and Supplies, Inc. in December, was also a strong contributor. Overweighting the Consumer Discretionary sector overall was a major contributor to relative performance as this sector had the highest return of all the sectors in the benchmark.

As of the end of the period, the Portfolio remained broadly diversified and attractively valued as compared to the benchmark, with a lower one-year forward P/E (price to earnings) ratio than the benchmark (11.8X vs. 12.9X). Sector bets relative to the benchmark remain modest, consistent with our process that emphasizes stock selection. Within this context of modest bets, Materials and Technology were the most overweight sectors, while Consumer Staples and Utilities were the most underweighted.

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Batterymarch Growth and Income Portfolio

Managed by Batterymarch Financial Management, Inc.

Portfolio Manager Commentary* (continued)

Yu-Nien (Charles) Ko, CFA, Director and Senior Portfolio Manager

Stephen A. Lanzendorf, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager

Adam J. Petryk, Deputy Chief Investment Officer and Senior Portfolio Manager

Batterymarch Financial Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Exxon Mobil Corp.	3.0
Apple, Inc.	2.7
Microsoft Corp.	2.5
Chevron Corp.	2.0
AT&T, Inc.	2.0
International Business Machines Corp.	1.9
Intel Corp.	1.6
Google, Inc. - Class A	1.6
General Electric Co.	1.6
JPMorgan Chase & Co.	1.5

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	18.4
Financials	14.3
Technology	13.2
Cyclical	12.5
Communications	10.0
Energy	9.9
Industrials	9.6
Basic Materials	5.4
Short-Term Investments	4.2
Utilities	2.5

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Batterymarch Growth and Income Portfolio

Batterymarch Growth and Income Portfolio managed by

Batterymarch Financial Management, Inc. vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	10 Year
Batterymarch Growth and Income Portfolio—Class A	13.71%	0.73%	0.00%
S&P 500 Index[1]	15.06%	2.29%	1.41%

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

Inception of Class A shares is 5/16/83. Index returns are based on an inception date of 5/16/83. On May 1, 2006, the assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the Portfolio. The historical performance prior to this period is the performance of the Portfolio’s predecessor insurance company separate account managed by an entity which became an affiliate of the Adviser in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account’s performance reflects all expenses, including Contract charges, since such charges were not separately stated from other account expenses. Subsequent to May 1, 2006, the Portfolio’s performance does not reflect Contract charges. If Contract charges had been excluded from the performance calculations, the performance numbers would have been higher. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Batterymarch Growth and Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.65%	$1,000.00	$1,234.50	$3.66
Hypothetical*	0.65%	1,000.00	1,021.93	3.31

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 99.9%
Aerospace & Defense - 3.5%
Boeing Co. (The)	24,100	$1,572,766
General Dynamics Corp.	19,916	1,413,239
Honeywell International, Inc.	14,666	779,645
Lockheed Martin Corp.	23,963	1,675,253
Northrop Grumman Corp.	21,000	1,360,380
Raytheon Co.	19,100	885,094
United Technologies Corp.	19,341	1,522,524

		9,208,901

Air Freight & Logistics - 0.2%
United Parcel Service, Inc. - Class B	7,210	523,302

Airlines - 0.5%
United Continental Holdings, Inc.*	55,769	1,328,418

Auto Components - 1.4%
Adobe Systems, Inc.*	27,600	849,528
Autoliv, Inc.(a)	13,380	1,056,217
Lear Corp.*	5,700	562,647
TRW Automotive Holdings Corp.*	21,800	1,148,860

		3,617,252

Automobiles - 0.8%
Ford Motor Co.*	129,350	2,171,787

Beverages - 2.0%
Coca-Cola Co. (The)	34,450	2,265,777
Hansen Natural Corp.*	7,180	375,370
PepsiCo, Inc.	40,492	2,645,342

		5,286,489

Biotechnology - 2.1%
Amgen, Inc.*	31,241	1,715,131
Biogen Idec, Inc.*	19,200	1,287,360
Cephalon, Inc.*(a)	20,100	1,240,572
Gilead Sciences, Inc.*	40,026	1,450,542

		5,693,605

Capital Markets - 1.1%
Ameriprise Financial, Inc.	24,900	1,432,995
Goldman Sachs Group, Inc. (The)	3,383	568,885
Waddell & Reed Financial, Inc. - Class A(a)	25,600	903,424

		2,905,304

Chemicals - 1.9%
E. I. du Pont de Nemours & Co.	54,896	2,738,212
PPG Industries, Inc.	15,000	1,261,050
Valspar Corp. (The)	29,900	1,030,952

		5,030,214

Commercial & Professional Services - 0.4%
Brink’s Co. (The)	11,000	295,680
R.R. Donnelley & Sons Co.	45,190	789,469

		1,085,149

Security Description	Shares	Value

Commercial Banks - 5.0%
Bank of Hawaii Corp.(a)	14,100	$665,661
Bank of Montreal(a)	9,100	523,887
BOK Financial Corp.(a)	7,000	373,800
CIT Group, Inc.*	28,060	1,321,626
Commerce Bancshares, Inc.	22,260	884,390
Credicorp, Ltd.	10,620	1,262,824
KeyCorp	327,500	2,898,375
M&T Bank Corp.	9,900	861,795
PNC Financial Services Group, Inc.	27,300	1,657,656
U.S. Bancorp	15,300	412,641
Wells Fargo & Co.	80,084	2,481,803

		13,344,458

Communications Equipment - 2.3%
Cisco Systems, Inc.*	189,684	3,837,307
QUALCOMM, Inc.	23,252	1,150,742
Research In Motion, Ltd.*	17,710	1,029,482

		6,017,531

Computers & Peripherals - 4.5%
Apple, Inc.*	21,942	7,077,611
Dell, Inc.*	62,504	846,929
Hewlett-Packard Co.	95,856	4,035,538

		11,960,078

Consumer Finance - 0.3%
American Express Co.	20,190	866,555

Diversified Consumer Services - 0.3%
Sotheby’s(a)	18,700	841,500

Diversified Financial Services - 2.6%
Bank of America Corp.	148,087	1,975,480
Citigroup, Inc.*	187,020	884,605
JPMorgan Chase & Co.	97,093	4,118,685

		6,978,770

Diversified Telecommunication Services - 3.5%
AT&T, Inc.	177,383	5,211,513
Qwest Communications International, Inc.	152,200	1,158,242
Verizon Communications, Inc.	84,875	3,036,827

		9,406,582

Electric Utilities - 0.9%
DPL, Inc.(a)	34,600	889,566
Exelon Corp.	35,260	1,468,226

		2,357,792

Electronic Equipment, Instruments & Components - 1.5%
Arrow Electronics, Inc.*	24,000	822,000
Corning, Inc.	109,650	2,118,438
Flextronics International, Ltd.*	84,000	659,400
Tech Data Corp.*	9,300	409,386

		4,009,224

See accompanying notes to financial statements.

5

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Batterymarch Growth and Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Energy Equipment & Services - 1.1%
Core Laboratories N.V.	7,900	$703,495
Oil States International, Inc.*	36,000	2,307,240

		3,010,735

Food & Staples Retailing - 1.8%
Wal-Mart Stores, Inc.	72,895	3,931,227
Walgreen Co.	19,400	755,824

		4,687,051

Food Products - 0.9%
Archer-Daniels-Midland Co.	33,700	1,013,696
ConAgra Foods, Inc.	35,200	794,816
Corn Products International, Inc.	11,600	533,600

		2,342,112

Gas Utilities - 0.5%
Atmos Energy Corp.	9,400	293,280
Energen Corp.	19,900	960,374

		1,253,654

Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	19,600	992,152
Medtronic, Inc.	45,600	1,691,304

		2,683,456

Health Care Providers & Services - 3.1%
Aetna, Inc.	42,500	1,296,675
AmerisourceBergen Corp.	32,000	1,091,840
Cardinal Health, Inc.	13,200	505,692
Coventry Health Care, Inc.*	30,690	810,216
Humana, Inc.*	22,900	1,253,546
McKesson Corp.	9,400	661,572
Medco Health Solutions, Inc.*	14,400	882,288
UnitedHealth Group, Inc.	46,075	1,663,768

		8,165,597

Hotels, Restaurants & Leisure - 1.5%
Chipotle Mexican Grill, Inc.*(a)	3,500	744,310
Marriott International, Inc. - Class A(a)	19,600	814,184
McDonald’s Corp.	10,071	773,050
Royal Caribbean Cruises, Ltd.*	12,000	564,000
Starbucks Corp.	34,720	1,115,554

		4,011,098

Household Durables - 0.7%
Garmin, Ltd.(a)	17,349	537,646
Leggett & Platt, Inc.	26,800	609,968
Whirlpool Corp.	9,600	852,768

		2,000,382

Household Products - 0.9%
Procter & Gamble Co. (The)	35,882	2,308,289

Security Description	Shares	Value

Industrial Conglomerates - 3.1%
3M Co.	14,061	$1,213,464
General Electric Co.	228,924	4,187,020
Textron, Inc.(a)	56,200	1,328,568
Tyco International, Ltd.	36,940	1,530,794

		8,259,846

Insurance - 3.7%
ACE, Ltd.	19,000	1,182,750
Assurant, Inc.	54,900	2,114,748
Berkshire Hathaway, Inc. - Class B*	26,800	2,146,948
Chubb Corp. (The)	13,700	817,068
Principal Financial Group, Inc.	16,200	527,472
Prudential Financial, Inc.	33,300	1,955,043
Travelers Cos., Inc. (The)	22,600	1,259,046

		10,003,075

Internet Software & Services - 1.9%
eBay, Inc.*	30,500	848,815
Google, Inc. - Class A*	7,100	4,217,187

		5,066,002

IT Services - 2.8%
Accenture plc - Class A	14,200	688,558
International Business Machines Corp.	33,746	4,952,563
Lender Processing Services, Inc.	15,600	460,512
Visa, Inc. - Class A	20,400	1,435,752

		7,537,385

Leisure Equipment & Products - 0.3%
Hasbro, Inc.	16,200	764,316

Machinery - 1.2%
Caterpillar, Inc.	6,300	590,058
Harsco Corp.	21,500	608,880
Oshkosh Corp.*	30,300	1,067,772
Timken Co. (The)	22,000	1,050,060

		3,316,770

Media - 2.1%
Comcast Corp. - Class A	125,604	2,759,520
Time Warner Cable, Inc.	11,050	729,631
Time Warner, Inc.	14,945	480,781
Viacom, Inc. - Class B	30,200	1,196,222
Washington Post Co. (The) - Class B(a)	1,280	562,560

		5,728,714

Metals & Mining - 2.2%
Cliffs Natural Resources, Inc.	10,800	842,508
Freeport-McMoRan Copper & Gold, Inc.(a)	15,500	1,861,395
Newmont Mining Corp.	12,600	774,018
Walter Energy, Inc.	10,400	1,329,536
Yamana Gold, Inc.	92,650	1,185,920

		5,993,377

See accompanying notes to financial statements.

6

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Batterymarch Growth and Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Multi-Utilities - 1.3%
CenterPoint Energy, Inc.	46,950	$738,054
DTE Energy Co.	19,900	901,868
Integrys Energy Group, Inc.	22,660	1,099,237
TECO Energy, Inc.(a)	33,740	600,572

		3,339,731

Multiline Retail - 1.8%
Dollar Tree, Inc.*	32,325	1,812,786
Family Dollar Stores, Inc.	19,200	954,432
Target Corp.	33,517	2,015,377

		4,782,595

Oil, Gas & Consumable Fuels - 9.2%
Arch Coal, Inc.	54,800	1,921,288
Chevron Corp.	59,679	5,445,709
ConocoPhillips Co.	59,038	4,020,488
Devon Energy Corp.	7,175	563,309
Exxon Mobil Corp.	110,346	8,068,499
Marathon Oil Corp.	28,800	1,066,464
Murphy Oil Corp.	22,300	1,662,465
Occidental Petroleum Corp.	19,466	1,909,615

		24,657,837

Paper & Forest Products - 1.5%
Domtar Corp.	17,000	1,290,640
International Paper Co.	46,000	1,253,040
MeadWestvaco Corp.	52,300	1,368,168

		3,911,848

Pharmaceuticals - 6.2%
Abbott Laboratories	54,779	2,624,462
Bristol-Myers Squibb Co.	53,355	1,412,841
Eli Lilly & Co.	47,576	1,667,063
Endo Pharmaceuticals Holdings, Inc.*	58,000	2,071,180
Johnson & Johnson	40,354	2,495,895
Merck & Co., Inc.	83,604	3,013,088
Perrigo Co.(a)	8,700	550,971
Pfizer, Inc.	124,436	2,178,874
Warner Chilcott plc - Class A	27,300	615,888

		16,630,262

Real Estate Investment Trusts - 1.4%
Apartment Investment & Management Co. - Class A	42,100	1,087,864
Host Hotels & Resorts, Inc.	93,700	1,674,419
Ventas, Inc.	17,900	939,392

		3,701,675

Real Estate Management & Development - 0.7%
Brookfield Properties Corp.	111,400	1,952,842

Road & Rail - 1.6%
CSX Corp.	5,800	374,738

Security Description	Shares	Value

Road & Rail - continued
Hertz Global Holdings, Inc.*	58,000	$840,420
J.B. Hunt Transport Services, Inc.	18,620	759,882
Kansas City Southern*	29,200	1,397,512
Ryder System, Inc.	17,700	931,728

		4,304,280

Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	25,800	971,886
Intel Corp.	202,129	4,250,773
Texas Instruments, Inc.	57,474	1,867,905

		7,090,564

Software - 4.0%
Microsoft Corp.	243,480	6,797,962
Oracle Corp.	110,040	3,444,252
Symantec Corp.*	33,500	560,790

		10,803,004

Specialty Retail - 3.1%
Aeropostale, Inc.*(a)	22,050	543,312
Guess?, Inc.	26,700	1,263,444
Home Depot, Inc. (The)	49,628	1,739,958
Lowe’s Cos., Inc.	28,500	714,780
Ross Stores, Inc.	17,400	1,100,550
TJX Cos., Inc. (The)	63,290	2,809,443

		8,171,487

Textiles, Apparel & Luxury Goods - 1.5%
Coach, Inc.	41,350	2,287,069
NIKE, Inc. - Class B(a)	9,870	843,095
Warnaco Group, Inc. (The)*	14,100	776,487

		3,906,651

Tobacco - 1.3%
Altria Group, Inc.	31,125	766,297
Philip Morris International, Inc.	48,388	2,832,150

		3,598,447

Total Common Stocks (Cost $237,571,249)		266,615,993

Short-Term Investment - 4.4%
Mutual Funds - 4.4%
State Street Navigator Securities Lending Prime Portfolio(b) (Cost - $11,658,194)	11,658,194	11,658,194

Total Investments - 104.3% (Cost $249,229,443#)		278,274,187

Other Assets and Liabilities (net) - (4.3)%		(11,480,283)

Net Assets - 100.0%		$266,793,904

See accompanying notes to financial statements.

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Batterymarch Growth and Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $251,806,083. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $36,976,061 and $10,507,957, respectively, resulting in a net unrealized appreciation of $26,468,104.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $11,375,718 and the collateral received consisted of cash in the amount of $11,658,194. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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Batterymarch Growth and Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$266,615,993	$—	$—	$266,615,993
Total Short-Term Investment*	11,658,194	—	—	11,658,194
Total Investments	$278,274,187	$—	$—	$278,274,187

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$278,274,187
Receivable for investments sold	270,874
Dividends receivable	228,018
Receivable from Adviser	19,784

Total assets	278,792,863

Liabilities
Due to custodian	111,755
Payables for:
Shares redeemed	17,777
Collateral for securities loaned	11,658,194
Accrued Expenses:
Management fees	145,970
Administration fees	1,584
Custodian and accounting fees	3,313
Deferred trustees’ fees	16,302
Other expenses	44,064

Total liabilities	11,998,959

Net Assets	$266,793,904

Net Assets Represented by
Paid in surplus	$292,102,611
Accumulated net realized loss	(58,062,881)
Unrealized appreciation on investments	29,044,744
Undistributed net investment income	3,709,430

Net Assets	$266,793,904

Net Assets
Class A	$266,793,904
Capital Shares Outstanding*
Class A	16,294,974
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $249,229,443.
(b)	Includes securities loaned at value of $11,375,718.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$5,291,407
Interest (b)	93,989

Total investment income	5,385,396

Expenses
Management fees	1,658,907
Administration fees	18,484
Custodian and accounting fees	32,532
Audit and tax services	34,456
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	29,040
Insurance	1,827
Miscellaneous	10,452

Total expenses	1,856,633
Less expenses reimbursed by the Adviser	(197,726)
Less broker commission recapture	(16,216)

Net expenses	1,642,691

Net investment income	3,742,705

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	11,630,428
Foreign currency transactions	(1,469)

Net realized gain on investments and foreign currency transactions	11,628,959

Net change in unrealized appreciation (depreciation) on:
Investments	17,509,336
Foreign currency transactions	(13)

Net change in unrealized appreciation on investments and foreign currency transactions	17,509,323

Net realized and unrealized gain on investments and foreign currency transactions	29,138,282

Net Increase in Net Assets from Operations	$32,880,987

(a)	Net of foreign taxes of $17,918.
(b)	Includes income on securities loaned of $93,877.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase in Net Assets:
Operations
Net investment income	$3,742,705	$3,710,766
Net realized gain (loss) on investments and foreign currency transactions	11,628,959	(13,610,192)
Net change in unrealized appreciation on investments and foreign currency transactions	17,509,323	57,097,033

Net increase in net assets resulting from operations	32,880,987	47,197,607

Distributions to Shareholders
From net investment income
Class A	(3,680,736)	(5,218,829)
From net realized gains
Class A	—	—

Net decrease in net assets resulting from distributions	(3,680,736)	(5,218,829)

Net decrease in net assets from capital share transactions	(24,126,017)	(19,348,309)

Net Increase in Net Assets	5,074,234	22,630,469
Net assets at beginning of period	261,719,670	239,089,201

Net assets at end of period	$266,793,904	$261,719,670

Undistributed net investment income at end of period	$3,709,430	$3,672,106

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	28,656	$431,847	106,398	$1,434,440
Reinvestments	236,096	3,680,736	468,476	5,218,829
Redemption	(1,911,242)	(28,238,600)	(2,123,648)	(26,001,578)

Net decrease	(1,646,490)	$(24,126,017)	(1,548,774)	$(19,348,309)

Decrease derived from capital shares transactions		$(24,126,017)		$(19,348,309)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$14.59	$12.27	$22.52	$22.56	$20.73

Income (Loss) from Investment Operations
Net Investment Income(a)	0.22	0.20	0.26	0.24	0.19
Net Realized and Unrealized Gain (Loss) on Investment Activity	1.77	2.40	(7.61)	1.50	1.64

Total From Investment Operations	1.99	2.60	(7.35)	1.74	1.83

Less Distributions
Distributions from Net Investment Income	(0.21)	(0.28)	(0.26)	(0.20)	—
Distributions from Net Realized Capital Gains	—	—	(2.64)	(1.58)	—

Total Distributions	(0.21)	(0.28)	(2.90)	(1.78)	—

Net Asset Value, End of Period	$16.37	$14.59	$12.27	$22.52	$22.56

Total Return (%)	13.71	21.90	(36.87)	7.85	8.83

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.73	0.73	0.69	0.71	0.72	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.65	0.65	0.65	0.65	0.65	*
Ratio of Net Investment Income to Average Net Assets (%)	1.47	1.59	1.52	1.06	1.32	*
Portfolio Turnover Rate (%)	65.1	73.7	69.2	81.4	63.6
Net Assets, End of Period (in millions)	$266.8	$261.7	$239.1	$440.3	$483.0

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Batterymarch Growth and Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A Shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Batterymarch Financial Management, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$1,658,907	0.65%	First $500 Million

	0.55%	$500 Million to $1 Billion

	0.50%	$1 Billion to $1.5 Billion

	0.45%	$1.5 Billion to $2 Billion

	0.40%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement for the Portfolio is permanent. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2006	2007	2008	2009	2010
		Subject to Repayment until December 31,
Class A Expense Ratio	Average Daily Net Assets	2011	2012	2013	2014	2015

0.65%	First $500 Million	$226,089	$223,355	$139,303	$172,848	$197,726

0.55%	$500 Million to $1 Billion

0.50%	$1 Billion to $1.5 Billion

0.45%	$1.5 Billion to $2 Billion

0.40%	Over $2 Billion

The expenses reimbursed for the year ended December 31, 2010 are shown as expenses reimbursed by the Adviser in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2010, there was $959,321 in expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$163,632,424	$—	$186,842,059

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$3,680,736	$5,218,829	$—	$—	$3,680,736	$5,218,829

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$3,899,487	$—	$26,468,104	$(55,659,996)	$(25,292,405)

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$41,472,101	$14,187,895	$55,659,996

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Batterymarch Growth and Income Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Batterymarch Growth and Income Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Batterymarch Growth and Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

23

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Batterymarch Growth and Income Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three- year periods ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one- and three- year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance. The Board also took into account the strong long-term performance record of the Portfolio’s comparable retail fund. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

24

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Batterymarch Growth and Income Portfolio, the Board noted that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

25

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Batterymarch Growth and Income Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its contractual advisory fee would be triggered. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at lower asset levels but decreased below the asset-weighted average at higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Met Investors Series Trust BlackRock High Yield Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the BlackRock High Yield Portfolio returned 16.10% and 15.77%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index1, returned 14.94%.

Market Environment/Conditions

Following a record-setting 2009, 2010 capped the second consecutive year of positive performance in the High Yield market. Strong momentum witnessed in 2009 continued into 2010, as modest economic growth, accommodative monetary policy, and improving corporate credit trends helped bolster risky assets through the first several months of the year. Accessible primary markets sparked record new debt issuance, with March and April volumes topping previous monthly records. Despite a notable correction experienced in May as High Yield valuations succumbed to exogenous risks stemming from the Euro-Zone, High Yield generally performed well throughout the remainder of 2010.

Robust new-issue activity resumed during the second half of the year with four consecutive months exceeding $30 billion, a feat never attained prior to 2010. Strong demand for leveraged credit mutual funds persisted as modest default activity and a dearth of attractive income alternatives fueled the investor reach for yield. Additionally, a second round of quantitative easing lent further support to High Yield spreads. Though a subsequent November back-up in US Treasury rates triggered a brief reversal in the asset class, firmer equity prices and improved economic sentiment lifted the High Yield market in December, resulting in a 15% return for the 2010 calendar year.

2010 provided a conducive backdrop for High Yield from multiple aspects. Conditions for levered issuers generally improved as most corporations topped earnings estimates and strengthened their debt profiles. The number of below-investment grade companies receiving credit rating advancements up the High Yield credit spectrum outpaced those downgraded to lower-quality High Yield, and the number of High Yield companies promoted to investment grade outpaced the number of investment grade companies downgraded to High Yield. In terms of issuance, an extremely robust primary market priced $302 billion High Yield bonds, sharply exceeding 2009’s $181 billion record, allowing even the most levered credits an opportunity to improve their balance sheets and liquidity profile.

Default activity remained benign throughout the year, with only 44 issuers defaulting, totaling $20 billion. Default probabilities also continued to fall, as companies utilized proceeds from the new-issue market to refinance outstanding debt or to shore up capital to meet nearer-term maturities. The default rate for High Yield bonds based on par value outstanding finished the year at 0.8%; the default rate as a percentage of issuers was 2.4%. Manageable default volumes also helped to increase investor risk appetite for High Yield, as lower defaults coupled with noticeable investor desire for yield and a shortage of attractive income paying alternatives, drove healthy inflows into High Yield mutual funds. By year-end, High Yield funds had welcomed over $12 billion of new net flows.

At the end of the year, the spread over Treasuries for the average High Yield bond tightened 82 basis points (bps), representing a spread of 578 bps and a yield to worst of 7.5%. Current spread levels are approaching historical averages and are likely to continue narrowing, as High Yield historically has traded at tight levels for extended periods of time in favorable credit environments. Current spreads also imply a default rate significantly higher than present and near-term default rates, lending additional support to our belief that High Yield valuations remain very attractive at these levels. At year-end, the average High Yield bond traded at a dollar price of 102, with an average credit rating of B1/B+.

Portfolio Review/Current Positioning

The Portfolio outperformed its benchmark in 2010. Performance was positively impacted by security selection in the Healthcare, Electric, and Media Cable sectors. Strong Security selection within the CCC-rated credit tier further propelled Portfolio performance.

Portfolio allocations to debt and equity positions acquired through company debt restructurings added a solid boost to Portfolio returns. In contrast, negative security selection within the Wireless and Chemical sectors, as well as an underweight in the Life Insurance sector, all curbed Portfolio performance. An allocation to bank loans was slightly negative as loans underperformed high yield bonds, nevertheless loans posted very strong results in 2010 (up over 10%), and we maintained exposure in scenarios where we deemed loans to be the most attractive risk-adjusted investment in an issuer’s capital structure.

At period-end, the Portfolio held a large underweight to BB-rated issues and a moderate overweight to B-rated issues. The Portfolio holds an overweight to CCC-and-below-rated issues (including non rated positions), which primarily consists of Portfolio exposure to select lower-rated companies and companies which successfully completed debt restructurings.

As of December 31, 2010, the Portfolio held overweights to sectors such as Automotives, Metals, and Wireless and underweights to Technology, Pipelines, and Gaming. We also maintained a 6.1% allocation to bank loans and 3.4% in convertible bonds.

During the year, the Portfolio selectively participated in the High Yield primary calendar, with Portfolio Managers seeking higher quality new issues illustrating solid risk-reward profiles and stable fundamentals. The Portfolio also continued to seek new senior-secured bond deals offering better relative downside protection. Earlier in the year, the Portfolio reduced exposure to lower quality names, and replaced beta with small positions in equity-like credits and convertible bonds. However, as the market experienced volatility due to ongoing macro-economic global concerns, Portfolio Managers reduced exposure to positions exhibiting higher beta and/or equity-correlated risks. As the year progressed, we continued to add new issues, purchasing attractive credits paying solid yields which we expected to outperform in a prevailing spread tightening environment.

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Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary* (continued)

Regarding specific industries, the Portfolio increased allocations to the advertising and trucking sectors during 2010, given our thesis that these industries were poised to benefit from increased spending and typically perform well in periods following a recession. Our current focus remains on issuers who can generate consistent and predictable cash flow streams as well provide clear earnings visibility. We also look to remain exposed to companies which can benefit from event-risk driven scenarios, such as bond-for-loan takeouts, M&A (merger and acquisition) activity, and equity IPOs (initial public offerings). Conversely, we remain cautious of higher-beta credits with significant consumer discretionary exposure, as well as many lower-rated issuers who will need to witness significant economic expansion to grow into their over-levered capital structures.

The Portfolio team remains constructive on High Yield, believing its ability to offer substantial yields with limited duration risk make it a compelling investment in the current structural, and slow-growth US economic environment. Accommodative monetary policy and relatively low interest rates provide a favorable backdrop for High Yield as investors seeking attractive yield have limited alternatives. Modest default activity coupled with encouraging near-term expectations, improving credit fundamentals, and the solid liquidity profile of levered issuers underpin our benign outlook for the asset class.

James Keenan

Derek Schoenhofen

Mitch Garfin

Portfolio Managers

BlackRock Financial Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Issuers

% of Net Assets
CIT Group, Inc.	2.6
Ally Financial, Inc.	2.6
Delphi - Class B	2.2
Clear Channel Worldwide Holdings, Inc.	1.8
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.5
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC	1.4
Tenet Healthcare Corp.	1.4
Energy Future Holdings Corp.	1.4
Intelsat Jackson Holdings, Ltd.	1.4
Beazer Homes USA, Inc.	1.3

Top Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	78.7
Loan Participation	6.1
Short-Term Investments	5.3
Convertible Bonds	3.4
Preferred Stocks	2.5
Common Stocks	2.3
Convertible Preferred Stocks	1.7

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BlackRock High Yield Portfolio

BlackRock High Yield Portfolio managed by

BlackRock Financial Management, Inc. vs.

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock High Yield Portfolio—Class A	16.10%	7.88%	7.91%	—
Class B	15.77%	—	—	9.83%
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index[1]	14.94%	8.91%	9.01%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed rate, non-investment grade debt. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Bal/BB+/BB+ or below, with a minimum allocation of 2% to any one issuer.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 8/30/1996. Inception of Class B shares is 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.65%	$1,000.00	$1,104.10	$3.45
Hypothetical*	0.65%	1,000.00	1,021.93	3.31

Class B
Actual	0.90%	$1,000.00	$1,102.00	$4.77
Hypothetical*	0.90%	1,000.00	1,020.67	4.58

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Domestic Bonds & Debt Securities - 80.8%
Aerospace & Defense - 1.9%
DynCorp International, Inc. 10.375%, due 07/01/17 (144A)(a)	$765,000	$787,950
GeoEye, Inc. 9.625%, due 10/01/15	480,000	544,800
Kratos Defense & Security Solutions, Inc. 10.000%, due 06/01/17	1,580,000	1,757,750
National Air Cargo Group, Inc. 1.000%, due 08/16/15(l)	4,680,229	4,680,229
Sequa Corp. 11.750%, due 12/01/15 (144A)(a)	2,710,000	2,913,250
13.500%, due 12/01/15 (144A)(a)(b)	6,005,573	6,523,554

		17,207,533

Airlines - 1.1%
Air Canada 9.250%, due 08/01/15 (144A)(a)(c)	3,240,000	3,402,000
American Airlines Pass Through Trust, Series 2001-02 7.858%, due 10/01/11	1,520,000	1,571,300
Delta Air Lines, Inc., Series B 9.750%, due 12/17/16	1,433,854	1,573,654
United Air Lines, Inc. 12.750%, due 07/15/12	2,971,337	3,335,326

		9,882,280

Auto Components - 0.8%
Allison Transmission, Inc. 11.000%, due 11/01/15 (144A)(a)	2,170,000	2,376,150
11.250%, due 11/01/15 (144A)(a)(b)	503,000	550,785
Armored Autogroup, Inc. 9.250%, due 11/01/18 (144A)(a)	705,000	703,237
Delphi International Holdings Corp. 12.000%, due 10/06/14 (144A)(a)	165,937	174,234
Hertz Holdings Netherlands B.V. 8.500%, due 07/31/15 (144A)(a)(j)	2,140,000	3,095,389
Lear Corp. 5.750%, due 08/01/14	1,395,000	45,338
Series B 8.500%, due 12/01/13	1,530,000	49,725
Stanadyne Corp., Series 1 10.000%, due 08/15/14	160,000	162,800
Stanadyne Holdings, Inc. 0.000%/12.000% , due 02/15/15(g)	125,000	118,750

		7,276,408

Beverages - 0.1%
Cott Beverages USA, Inc. 8.125%, due 09/01/18	830,000	898,475

Security Description	Par Amount	Value

Biotechnology - 0.1%
QHP Royalty Sub LLC 10.250%, due 03/15/15 (144A)(a)	$1,300,521	$1,312,619

Building Products - 1.1%
Ainsworth Lumber Co., Ltd. 11.000%, due 07/29/15 (144A)(a)(b)	88,100	83,254
Associated Materials LLC/Associated Materials Finance, Inc. 9.125%, due 11/01/17 (144A)(a)	1,590,000	1,677,450
Building Materials Corp. of America 6.875%, due 08/15/18 (144A)(a)	1,245,000	1,238,775
7.000%, due 02/15/20 (144A)(a)	740,000	764,050
Nortek, Inc. 11.000%, due 12/01/13	2,627,422	2,811,342
10.000%, due 12/01/18 (144A)(a)(c)	3,570,000	3,703,875

		10,278,746

Capital Markets - 0.2%
American Capital, Ltd. 8.960%/7.960%, due 12/31/13(h)	1,610,000	1,664,263

Chemicals - 4.4%
American Pacific Corp. 9.000%, due 02/01/15	150,000	148,500
Celanese U.S. Holdings LLC 6.625%, due 10/15/18 (144A)(a)	1,040,000	1,076,400
CF Industries, Inc. 6.875%, due 05/01/18	3,145,000	3,373,012
7.125%, due 05/01/20	1,300,000	1,426,750
Chemtura Corp. 7.875%, due 09/01/18 (144A)(a)	2,795,000	2,976,675
CPG International I, Inc. 10.500%, due 07/01/13	755,000	773,875
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18	1,645,000	1,766,319
9.000%, due 11/15/20 (144A)(a)	1,570,000	1,664,200
Huntsman International LLC 6.875%, due 11/15/13 (144A)(a)(j)	750,000	1,029,586
8.625%, due 03/15/21 (144A)(a)	1,645,000	1,784,825
Ineos Finance plc 9.000%, due 05/15/15 (144A)(a)	1,350,000	1,451,250
Koppers, Inc. 7.875%, due 12/01/19	1,115,000	1,201,413
MacDermid, Inc. 9.500%, due 04/15/17 (144A)(a)	2,010,000	2,130,600
Momentive Performance Materials, Inc. 11.500%, due 12/01/16	580,000	632,200
9.000%, due 01/15/21 (144A)(a)	4,705,000	4,975,537

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Chemicals - continued
Nalco Co. 8.250%, due 05/15/17	$1,060,000	$1,154,075
6.625%, due 01/15/19 (144A)(a)	1,080,000	1,109,700
Nova Chemicals Corp. 8.625%, due 11/01/19	1,950,000	2,140,125
Omnova Solutions, Inc. 7.875%, due 11/01/18 (144A)(a)	1,510,000	1,528,875
OXEA Finance/Cy SCA 9.500%, due 07/15/17 (144A)(a)	1,675,000	1,826,471
PolyOne Corp. 7.375%, due 09/15/20	690,000	716,738
Rhodia S.A. 6.875%, due 09/15/20 (144A)(a)	1,465,000	1,492,469
Solutia, Inc. 7.875%, due 03/15/20	2,425,000	2,606,875
TPC Group LLC 8.250%, due 10/01/17 (144A)(a)	1,080,000	1,134,000

		40,120,470

Commercial & Professional Services - 2.0%
ACCO Brands Corp. 10.625%, due 03/15/15	2,508,000	2,834,040
ARAMARK Corp. 3.787%, due 02/01/15(c)(e)	950,000	933,375
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 9.625%, due 03/15/18	1,390,000	1,504,675
8.250%, due 01/15/19 (144A)(a)	1,875,000	1,903,125
Brickman Group Holdings, Inc. 9.125%, due 11/01/18 (144A)(a)	1,600,000	1,628,000
Hertz Corp. (The) 7.500%, due 10/15/18 (144A)(a)	1,685,000	1,765,037
7.375%, due 01/15/21 (144A)(a)(c)	1,635,000	1,675,875
iPayment, Inc. 9.750%, due 05/15/14	310,000	292,950
Live Nation Entertainment, Inc. 8.125%, due 05/15/18 (144A)(a)(c)	3,010,000	3,055,150
Mobile Mini, Inc. 7.875%, due 12/01/20 (144A)(a)	770,000	800,800
Old AII, Inc. 9.000%, due 12/15/14(d)	1,665,000	7,493
10.000%, due 12/15/16(d)	1,350,000	3,389
RSC Equipment Rental, Inc./RSC Holdings III LLC 10.000%, due 07/15/17 (144A)(a)	1,945,000	2,197,850
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, due 12/15/14(d)	70,000	79

		18,601,838

Security Description	Par Amount	Value

Commercial Banks - 2.7%
ATF Capital B.V. 9.250%, due 02/21/14 (144A)(a)	$100,000	$105,500
CIT Group, Inc. 7.000%, due 05/01/14(c)	1,760,000	1,782,000
7.000%, due 05/01/16 - 05/01/17	20,982,424	21,098,227
Glitnir Banki HF 4.375%, due 02/05/10(d)(j)	135,000	53,338
3.000%, due 06/30/10(d)(j)	1,060,000	425,897
6.375%, due 09/25/12 (144A)(a)(d)	1,835,000	555,087
Series 3 4.763%, due 04/20/10(a)(d)	304,000	91,960
Series EMTN 5.071%, due 01/27/10(d)(j)	1,000,000	395,093

		24,507,102

Computers & Peripherals - 0.4%
SunGard Data Systems, Inc. 7.375%, due 11/15/18 (144A)(a)	1,590,000	1,605,900
7.625%, due 11/15/20 (144A)(a)	2,000,000	2,035,000

		3,640,900

Consumer Finance - 3.7%
Ally Financial, Inc. 7.500%, due 12/31/13	170,000	184,025
2.496%, due 12/01/14(c)(e)	1,957,000	1,822,887
8.300%, due 02/12/15	3,360,000	3,704,400
6.250%, due 12/01/17 (144A)(a)	1,390,000	1,391,738
7.500%, due 09/15/20 (144A)(a)	4,390,000	4,625,962
8.000%, due 03/15/20 - 11/01/31	8,970,000	9,771,975
8.000%, due 11/01/31(c)	1,010,000	1,083,219
Series EMTN 5.375%, due 06/06/11(j)	822,000	1,117,418
Credit Acceptance Corp. 9.125%, due 02/01/17 (144A)(a)	3,625,000	3,824,375
FCE Bank plc, Series EMTN 7.125%, due 01/15/13(j)	2,250,000	3,156,561
9.375%, due 01/17/14(j)	350,000	523,248
Ford Motor Credit Co. LLC 8.000%, due 12/15/16	600,000	671,277
6.625%, due 08/15/17	2,140,000	2,252,127

		34,129,212

Containers & Packaging - 2.9%
Ardagh Packaging Finance plc 7.375%, due 10/15/17 (144A)(a)(j)	1,550,000	2,117,432
Ball Corp. 6.625%, due 03/15/18	175,000	178,938
6.750%, due 09/15/20	770,000	812,350
Berry Plastics Corp. 8.250%, due 11/15/15(c)	2,195,000	2,343,163

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Containers & Packaging - continued
9.750%, due 01/15/21 (144A)(a)(c)	$2,345,000	$2,333,275
Cascades, Inc. 7.750%, due 12/15/17	1,370,000	1,435,075
Crown Americas LLC/Crown Americas Capital Corp. II 7.625%, due 05/15/17	4,355,000	4,681,625
Crown European Holdings S.A. 7.125%, due 08/15/18 (144A)(a)(j)	750,000	1,043,649
Graphic Packaging International, Inc. 9.500%, due 06/15/17	3,345,000	3,650,231
7.875%, due 10/01/18	1,270,000	1,336,675
Greif, Inc. 7.750%, due 08/01/19	690,000	759,000
OI European Group B.V. 6.875%, due 03/31/17(j)	395,000	552,829
Owens-Brockway Glass Container, Inc. 7.375%, due 05/15/16	1,260,000	1,345,050
Pregis Corp. 12.375%, due 10/15/13	1,755,000	1,728,675
Rock-Tenn Co. 9.250%, due 03/15/16	600,000	657,000
Sealed Air Corp. 7.875%, due 06/15/17	1,785,000	1,965,462

		26,940,429

Diversified Consumer Services - 0.0%
Service Corp. International 7.875%, due 02/01/13	60,000	64,350

Diversified Financial Services - 3.9%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.750%, due 01/15/16	220,000	221,100
8.000%, due 01/15/18	13,025,000	13,090,125
International Lease Finance Corp. 8.250%, due 12/15/20	1,491,000	1,537,594
KKR Group Finance Co. 6.375%, due 09/29/20 (144A)(a)	2,115,000	2,109,738
Leucadia National Corp. 8.125%, due 09/15/15	1,800,000	1,971,000
7.125%, due 03/15/17	2,915,000	3,017,025
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 7.750%, due 10/15/16 (144A)(a)	2,385,000	2,534,062
7.750%, due 10/15/16 (144A)(a)(j)	1,050,000	1,469,546
7.750%, due 10/15/16(j)	690,000	971,477
8.000%, due 12/15/16(j)	1,750,000	2,358,423
9.000%, due 04/15/19 (144A)(a)	5,195,000	5,409,294

Security Description	Par Amount	Value

Diversified Financial Services - continued
UPCB Finance, Ltd. 7.625%, due 01/15/20 (144A)(a)(j)	$778,000	$1,099,283

		35,788,667

Diversified Telecommunication Services - 4.9%
Broadview Networks Holdings, Inc. 11.375%, due 09/01/12	1,835,000	1,802,887
Digicel Group, Ltd. 8.875%, due 01/15/15 (144A)(a)	2,945,000	2,989,175
9.125%, due 01/15/15 (144A)(a)	3,067,665	3,121,349
8.250%, due 09/01/17 (144A)(a)	2,600,000	2,678,000
10.500%, due 04/15/18 (144A)(a)(c)	1,400,000	1,559,250
Frontier Communications Corp. 8.250%, due 04/15/17	651,000	717,728
8.500%, due 04/15/20	1,000,000	1,097,500
ITC DeltaCom, Inc. 10.500%, due 04/01/16	980,000	1,070,650
Level 3 Financing, Inc. 9.250%, due 11/01/14	420,000	418,950
10.000%, due 02/01/18	800,000	772,000
Qwest Communications International, Inc. 7.500%, due 02/15/14	6,380,000	6,491,650
8.000%, due 10/01/15	1,500,000	1,620,000
Qwest Corp. 7.500%, due 06/15/23	700,000	698,250
Sprint Capital Corp. 6.875%, due 11/15/28	7,370,000	6,485,600
Sunrise Communications Holdings S.A. 8.500%, due 12/31/18 (144A)(a)(j)	420,000	592,037
Sunrise Communications International S.A. 7.000%, due 12/31/17 (144A)(a)(j)	490,000	682,507
tw telecom holdings, inc. 8.000%, due 03/01/18	1,110,000	1,184,925
West Corp. 8.625%, due 10/01/18 (144A)(a)	3,215,000	3,423,975
7.875%, due 01/15/19 (144A)(a)	1,295,000	1,322,519
Windstream Corp. 7.875%, due 11/01/17	2,505,000	2,645,906
Ziggo Finance B.V. 6.125%, due 11/15/17 (144A)(a)(j)	2,650,000	3,562,453

		44,937,311

Electric Utilities - 1.8%
AES Ironwood LLC 8.857%, due 11/30/25	1,172,109	1,172,109
AES Red Oak LLC 8.540%, due 11/30/19	708,657	708,656
Series B 9.200%, due 11/30/29	650,000	638,625

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Electric Utilities - continued
Calpine Construction Finance Co. LP/CCFC Finance Corp. 8.000%, due 06/01/16 (144A)(a)	$4,285,000	$4,574,237
Elwood Energy LLC 8.159%, due 07/05/26	1,168,348	1,144,981
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000%, due 12/01/20	4,183,000	4,334,730
FPL Energy National Wind Portfolio LLC 6.125%, due 03/25/19 (144A)(a)	72,381	68,813
Infinis plc 9.125%, due 12/15/14 (144A)(a)(k)	740,000	1,223,429
Ipalco Enterprises, Inc. 8.625%, due 11/14/11	525,000	547,313
7.250%, due 04/01/16 (144A)(a)	1,910,000	2,048,475

		16,461,368

Electrical Equipment - 0.2%
Cengage Learning Acquisitions Inc. 10.500%, due 01/15/15 (144A)(a)	2,100,000	2,178,750

Electronic Equipment, Instruments & Components - 0.2%
NXP B.V./NXP Funding LLC 3.039%, due 10/15/13(e)	1,710,000	1,690,763

Energy Equipment & Services - 1.5%
Calfrac Holdings LP 7.500%, due 12/01/20 (144A)(a)(c)	815,000	827,225
Compagnie Generale de Geophysique-Veritas 7.500%, due 05/15/15	95,000	97,138
9.500%, due 05/15/16	590,000	646,050
7.750%, due 05/15/17	2,035,000	2,096,050
Drummond Co., Inc. 9.000%, due 10/15/14 (144A)(a)	2,100,000	2,252,250
7.375%, due 02/15/16	1,900,000	1,978,375
Exterran Holdings, Inc. 7.250%, due 12/01/18 (144A)(a)	1,300,000	1,296,750
Frac Tech Services LLC/Frac Tech Finance, Inc. 7.125%, due 11/15/18 (144A)(a)	2,045,000	2,080,787
Global Geophysical Services, Inc. 10.500%, due 05/01/17	350,000	350,000
Precision Drilling Corp. 6.625%, due 11/15/20 (144A)(a)	435,000	443,700
Pride International, Inc. 6.875%, due 08/15/20	495,000	516,038
Southern Star Central Corp. 6.750%, due 03/01/16 (144A)(a)	690,000	700,350
6.750%, due 03/01/16	50,000	50,750

Security Description	Par Amount	Value

Energy Equipment & Services - continued
Trinidad Drilling, Ltd. 7.875%, due 01/15/19 (144A)(a)	$275,000	$283,396

		13,618,859

Food & Staples Retailing - 0.5%
Rite Aid Corp. 9.750%, due 06/12/16(c)	3,280,000	3,628,500
7.500%, due 03/01/17	705,000	681,206

		4,309,706

Food Products - 0.4%
B&G Foods, Inc. 7.625%, due 01/15/18	600,000	633,000
Darling International, Inc. 8.500%, due 12/15/18 (144A)(a)	815,000	853,712
Reddy Ice Corp. 11.250%, due 03/15/15 (144A)(a)	1,180,000	1,212,450
Smithfield Foods, Inc. 10.000%, due 07/15/14 (144A)(a)	470,000	544,025

		3,243,187

Gas Utilities - 1.4%
Energy Future Holdings Corp. 10.000%, due 01/15/20 (144A)(a)(c)	12,260,000	12,674,057

Health Care Equipment & Supplies - 1.1%
ConvaTec Healthcare E SA 7.375%, due 12/15/17 (144A)(a)(j)	1,400,000	1,899,638
10.500%, due 12/15/18 (144A)(a)	1,550,000	1,579,063
DJO Finance LLC/DJO Finance Corp. 10.875%, due 11/15/14	6,420,000	7,037,925

		10,516,626

Health Care Providers & Services - 3.6%
DaVita, Inc. 6.375%, due 11/01/18	1,300,000	1,296,750
Gentiva Health Services, Inc. 11.500%, due 09/01/18	1,520,000	1,664,400
HCA Holdings, Inc. 8.500%, due 04/15/19	3,150,000	3,465,000
7.875%, due 02/15/20	1,750,000	1,881,250
7.250%, due 09/15/20	5,575,000	5,853,750
inVentiv Health, Inc. 10.000%, due 08/15/18 (144A)(a)	2,000,000	2,010,000
MedAssets, Inc. 8.000%, due 11/15/18 (144A)(a)	550,000	555,500
Novasep Holding SAS 9.625%, due 12/15/16 (144A)(a)(j)	1,843,000	1,727,830
Omnicare, Inc. 6.875%, due 12/15/15	1,865,000	1,911,625

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Health Care Providers & Services - continued
Tenet Healthcare Corp. 9.000%, due 05/01/15(c)	$2,818,000	$3,142,070
10.000%, due 05/01/18	3,498,000	4,092,660
8.875%, due 07/01/19	4,817,000	5,467,295

		33,068,130

Health Care Technology - 0.8%
IMS Health, Inc. 12.500%, due 03/01/18 (144A)(a)	6,555,000	7,636,575

Hotels, Restaurants & Leisure - 1.9%
Boyd Gaming Corp. 9.125%, due 12/01/18 (144A)(a)(c)	1,640,000	1,627,700
Caesars Entertainment Operating Co., Inc. 11.250%, due 06/01/17(c)	860,000	971,800
10.000%, due 12/15/18(c)	3,325,000	3,050,687
Diamond Resorts Corp. 12.000%, due 08/15/18 (144A)(a)	3,740,000	3,758,700
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.250%, due 06/15/15 (144A)(a)(d)	1,425,000	12,113
Marina District Finance Co., Inc. 9.875%, due 08/15/18 (144A)(a)(c)	635,000	628,650
MGM Resorts International 13.000%, due 11/15/13	1,605,000	1,901,925
10.375%, due 05/15/14	3,540,000	3,991,350
Scientific Games Corp. 8.125%, due 09/15/18 (144A)(a)	575,000	582,187
Scientific Games International, Inc. 9.250%, due 06/15/19	55,000	57,063
Virgin River Casino Corp. 9.000%, due 01/15/12(d)	1,800,000	857,250
Waterford Gaming LLC 8.625%, due 09/15/14 (144A)(a)	750,000	378,750

		17,818,175

Household Durables - 2.8%
Beazer Homes USA, Inc. 8.125%, due 06/15/16	890,000	878,875
12.000%, due 10/15/17	3,400,000	3,935,500
9.125%, due 06/15/18	5,160,000	5,121,300
9.125%, due 05/15/19 (144A)(a)	355,000	338,138
Catalina Marketing Corp. 10.500%, due 10/01/15 (144A)(a)(b)	1,030,000	1,107,250
Jarden Corp. 8.000%, due 05/01/16	1,735,000	1,897,656
Pulte Homes, Inc. 6.375%, due 05/15/33	180,000	136,800
Ryland Group, Inc. (The) 6.625%, due 05/01/20	2,580,000	2,554,200

Security Description	Par Amount	Value

Household Durables - continued
Standard Pacific Corp. 10.750%, due 09/15/16(c)	$3,340,000	$3,866,050
8.375%, due 05/15/18	2,025,000	2,035,125
8.375%, due 05/15/18 - 01/15/21 (144A)(a)	3,855,000	3,805,275

		25,676,169

Independent Power Producers & Energy Traders - 1.0%
Calpine Corp. 7.500%, due 02/15/21 (144A)(a)	1,550,000	1,534,500
NRG Energy, Inc. 7.250%, due 02/01/14	2,255,000	2,305,737
7.375%, due 02/01/16	1,595,000	1,638,863
8.500%, due 06/15/19	3,560,000	3,693,500

		9,172,600

Industrial - Diversified - 0.5%
Harland Clarke Holdings Corp. 6.000%, due 05/15/15(e)	50,000	41,812
9.500%, due 05/15/15	60,000	57,300
Ply Gem Industries, Inc. 11.750%, due 06/15/13	4,410,000	4,740,750

		4,839,862

Insurance - 0.3%
American General Institutional Capital, Series A 7.570%, due 12/01/45 (144A)(a)	2,275,000	2,292,063
CNO Financial Group, Inc. 9.000%, due 01/15/18 (144A)(a)	759,000	793,155
USI Holdings Corp. 4.161%, due 11/15/14 (144A)(a)(e)	80,000	70,400

		3,155,618

Internet Software & Services - 0.2%
Impress Holdings B.V. 3.414%, due 09/15/13 (144A)(a)(e)	1,980,000	1,997,325

Life Sciences Tools & Services - 0.2%
Patheon, Inc. 8.625%, due 04/15/17 (144A)(a)	1,620,000	1,624,050

Machinery - 1.0%
Navistar International Corp. 8.250%, due 11/01/21	2,090,000	2,257,200
Oshkosh Corp. 8.250%, due 03/01/17	2,875,000	3,140,937
Thermon Industries, Inc. 9.500%, due 05/01/17 (144A)(a)	1,595,000	1,706,650
Titan International, Inc. 7.875%, due 10/01/17 (144A)(a)	1,510,000	1,604,375

		8,709,162

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Media - 7.6%
Affinion Group, Inc. 7.875%, due 12/15/18 (144A)(a)	$290,000	$284,200
AMC Entertainment Holdings, Inc. 9.750%, due 12/01/20 (144A)(a)	1,060,000	1,107,700
CCH II LLC/CCH II Capital Corp. 13.500%, due 11/30/16	2,229,537	2,669,871
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, due 04/30/18(c)	1,310,000	1,362,400
8.125%, due 04/30/20	1,310,000	1,385,325
Checkout Holding Corp. 8.081%, due 11/15/15 (144A)(a)(c)(f)	2,920,000	1,792,150
Clear Channel Communications, Inc. 11.000%, due 08/01/16(c)(b)	12,770	11,301
Clear Channel Worldwide Holdings, Inc. Series A 9.250%, due 12/15/17	2,429,000	2,653,683
Series B 9.250%, due 12/15/17	12,688,000	13,956,800
CMP Susquehanna Corp. 9.875%, due 05/15/14(l)	122,000	2,440
EchoStar DBS Corp. 6.625%, due 10/01/14	1,175,000	1,222,000
7.000%, due 10/01/13	1,525,000	1,635,563
Gray Television, Inc. 10.500%, due 06/29/15(c)	3,100,000	3,138,750
Interactive Data Corp. 10.250%, due 08/01/18 (144A)(a)	3,140,000	3,454,000
NAI Entertainment Holdings LLC 8.250%, due 12/15/17 (144A)(a)	1,570,000	1,656,350
Newsday, Inc. 9.750%, due 08/01/13	3,140,000	3,363,725
Nielsen Finance LLC/Nielsen Finance Co. 11.625%, due 02/01/14	1,200,000	1,395,000
11.500%, due 05/01/16	2,465,000	2,859,400
0.000%/12.500%, due 08/01/16(c)(g)	150,000	158,250
7.750%, due 10/15/18 (144A)(a)	6,980,000	7,259,200
ProQuest LLC 9.000%, due 10/15/18 (144A)(a)	1,585,000	1,640,475
Rainbow National Services LLC 10.375%, due 09/01/14 (144A)(a)	1,978,000	2,062,065
8.750%, due 09/01/12 (144A)(a)(c)	1,610,000	1,622,075
Regal Entertainment Group 9.125%, due 08/15/18	1,050,000	1,123,500
Unitymedia GmbH 9.625%, due 12/01/19(j)	456,000	673,319
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 8.125%, due 12/01/17(j)	452,000	641,901

Security Description	Par Amount	Value

Media - continued
UPC Germany GmbH 8.125%, due 12/01/17 (144A)(a)	$2,620,000	$2,749,304
8.125%, due 12/01/17 (144A)(a)(j)	1,146,000	1,632,683
9.625%, due 12/01/19 (144A)(a)(j)	1,505,000	2,222,249
UPC Holding B.V. 9.875%, due 04/15/18 (144A)(a)	1,900,000	2,082,231
Ziggo Bond Co. B.V. 8.000%, due 05/15/18 (144A)(a)(j)	1,086,000	1,505,386

		69,323,296

Metals & Mining - 3.5%
Atlas Energy Operating Co. LLC/Atlas Energy Finance Corp. 12.125%, due 08/01/17	1,245,000	1,581,150
Chichester Metals Pty, Ltd. 7.000%, due 11/01/15 (144A)(a)	4,965,000	5,133,979
6.875%, due 02/01/18 (144A)(a)	2,775,000	2,775,000
Foundation Pennsylvania Coal Co. 7.250%, due 08/01/14	950,000	971,375
New World Resources NV 7.375%, due 05/15/15(j)	456,000	613,774
7.875%, due 05/01/18(j)	889,000	1,235,286
Novelis, Inc. 8.750%, due 12/15/20 (144A)(a)	11,360,000	11,842,800
Ryerson, Inc. 7.662%, due 11/01/14(e)	660,000	617,100
12.000%, due 11/01/15	670,000	705,175
Steel Dynamics, Inc. 7.375%, due 11/01/12	3,615,000	3,831,900
United States Steel Corp. 7.375%, due 04/01/20	1,075,000	1,107,250
Vedanta Resources plc 9.500%, due 07/18/18 (144A)(a)	1,460,000	1,604,175

		32,018,964

Multiline Retail - 1.2%
Dollar General Corp. 11.875%, due 07/15/17(b)	9,813,000	11,432,145

Oil, Gas & Consumable Fuels - 8.6%
Arch Coal, Inc. 7.250%, due 10/01/20	2,690,000	2,851,400
Arch Western Financial LLC 6.750%, due 07/01/13	1,099,000	1,115,485
Berry Petroleum Co. 8.250%, due 11/01/16	205,000	214,738
6.750%, due 11/01/20	795,000	800,963
Bill Barrett Corp. 9.875%, due 07/15/16	230,000	253,575
Carrizo Oil & Gas, Inc. 8.625%, due 10/15/18 (144A)(a)	760,000	785,650

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
Chesapeake Energy Corp. 6.500%, due 08/15/17	$890,000	$898,900
6.625%, due 08/15/20	2,060,000	2,039,400
6.875%, due 11/15/20(c)	400,000	407,000
Cimarex Energy Co. 7.125%, due 05/01/17	350,000	364,875
Coffeyville Resources LLC/Coffeyville Finance, Inc. 9.000%, due 04/01/15 (144A)(a)	1,093,000	1,177,707
Concho Resources, Inc. 7.000%, due 01/15/21	1,330,000	1,366,575
Connacher Oil and Gas, Ltd. 11.750%, due 07/15/14 (144A)(a)	465,000	506,269
10.250%, due 12/15/15 (144A)(a)	3,265,000	3,297,650
CONSOL Energy, Inc. 8.250%, due 04/01/20 (144A)(a)	7,085,000	7,687,225
Continental Resources, Inc. 7.125%, due 04/01/21 (144A)(a)	1,175,000	1,239,625
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.875%, due 02/15/18	495,000	532,744
Denbury Resources, Inc. 7.500%, due 12/15/15	545,000	566,800
9.750%, due 03/01/16	2,690,000	3,012,800
8.250%, due 02/15/20	1,911,000	2,082,990
El Paso Corp. 6.700%, due 02/15/27	62,930	54,216
Energy Transfer Equity LP 7.500%, due 10/15/20	590,000	616,550
Energy XXI Gulf Coast, Inc. 9.250%, due 12/15/17 (144A)(a)	1,410,000	1,469,925
Forest Oil Corp. 8.500%, due 02/15/14	1,090,000	1,196,275
Hilcorp Energy I LP/Hilcorp Finance Co. 8.000%, due 02/15/20 (144A)(a)	2,065,000	2,196,644
7.625%, due 04/15/21 (144A)(a)	2,825,000	2,930,937
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 04/15/20 (144A)(a)	5,170,000	5,596,525
7.750%, due 02/01/21 (144A)(a)	1,890,000	1,946,700
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.750%, due 11/01/20	425,000	427,125
Massey Energy Co. 6.875%, due 12/15/13	535,000	544,363
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, due 03/15/18 (144A)(a)	4,265,000	4,584,875
OPTI Canada, Inc. 9.000%, due 12/15/12 (144A)(a)(c)	6,295,000	6,342,212

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
9.750%, due 08/15/13 (144A)(a)	$2,850,000	$2,864,250
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. 8.250%, due 04/15/18	1,475,000	1,526,625
Petrohawk Energy Corp. 10.500%, due 08/01/14	765,000	875,925
7.875%, due 06/01/15	3,120,000	3,264,300
7.250%, due 08/15/18	675,000	685,125
Range Resources Corp. 6.375%, due 03/15/15	200,000	205,000
7.500%, due 05/15/16	75,000	78,188
8.000%, due 05/15/19	3,670,000	4,014,062
6.750%, due 08/01/20	915,000	948,169
Swift Energy Co. 7.125%, due 06/01/17	825,000	831,187
Teekay Corp. 8.500%, due 01/15/20	1,780,000	1,946,875
Trafigura Beheer B.V. 6.375%, due 04/08/15(j)	735,000	932,705
Whiting Petroleum Corp. 6.500%, due 10/01/18	1,585,000	1,608,775

		78,889,904

Paper & Forest Products - 2.2%
Boise Cascade LLC 7.125%, due 10/15/14	463,000	454,898
Boise Paper Holdings LLC/Boise Co.-Issuer Co. 8.000%, due 04/01/20	430,000	462,250
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, due 11/01/17	895,000	982,262
Clearwater Paper Corp. 10.625%, due 06/15/16	1,040,000	1,193,400
7.125%, due 11/01/18 (144A)(a)	1,025,000	1,063,437
Georgia-Pacific LLC 7.700%, due 06/15/15	380,000	437,000
8.250%, due 05/01/16 (144A)(a)	2,885,000	3,270,869
Graham Packaging Co. LP/GPC Capital Corp. I 8.250%, due 10/01/18	805,000	849,275
NewPage Corp. 11.375%, due 12/31/14	7,550,000	7,134,750
P.H. Glatfelter Co. 7.125%, due 05/01/16	575,000	598,719
Verso Paper Holdings LLC 11.500%, due 07/01/14	2,775,000	3,059,437
4.037%, due 08/01/14(e)	290,000	262,450

		19,768,747

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Pharmaceuticals - 0.7%
Angiotech Pharmaceuticals, Inc. 4.046%, due 12/01/13(e)	$2,655,000	$2,200,331
Axcan Intermediate Holdings, Inc. 12.750%, due 03/01/16	1,520,000	1,569,400
Valeant Pharmaceuticals International 6.750%, due 10/01/17 (144A)(a)	1,205,000	1,201,988
7.000%, due 10/01/20 (144A)(a)	1,540,000	1,524,600

		6,496,319

Professional Services - 0.4%
FTI Consulting, Inc. 6.750%, due 10/01/20 (144A)(a)	3,320,000	3,311,700

Real Estate - 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co. 0.000%/11.000%, due 06/30/15 (144A)(a)(g)	119,600	66,976
Realogy Corp. 10.500%, due 04/15/14	3,195,000	3,155,063

		3,222,039

Semiconductors & Semiconductor Equipment - 0.3%
Advanced Micro Devices, Inc. 8.125%, due 12/15/17	985,000	1,049,025
7.750%, due 08/01/20 (144A)(a)	860,000	896,550
Spansion LLC 7.875%, due 11/15/17 (144A)(a)	890,000	885,550

		2,831,125

Software - 1.0%
First Data Corp. 9.875%, due 09/24/15(c)	147,000	140,753
10.550%, due 09/24/15(b)(c)	313,000	298,132
8.250%, due 01/15/21 (144A)(a)(c)	3,976,000	3,836,840
12.625%, due 01/15/21 (144A)(a)(c)	4,092,000	3,928,320
8.750%, due 01/15/22 (144A)(a)(b)(c)	756,000	735,210

		8,939,255

Specialty Retail - 0.7%
Asbury Automotive Group, Inc. 7.625%, due 03/15/17	880,000	893,200
8.375%, due 11/15/20 (144A)(a)	1,110,000	1,148,850
Michaels Stores, Inc. 7.750%, due 11/01/18 (144A)(a)(c)	880,000	882,200
Sonic Automotive, Inc. 9.000%, due 03/15/18	1,010,000	1,068,075
Toys R US - Delaware, Inc. 7.375%, due 09/01/16 (144A)(a)(c)	1,100,000	1,146,750
United Auto Group, Inc. 7.750%, due 12/15/16	1,395,000	1,429,875

		6,568,950

Security Description	Par Amount	Value

Textiles, Apparel & Luxury Goods - 0.3%
Phillips-Van Heusen Corp. 7.375%, due 05/15/20	$1,375,000	$1,467,812
7.750%, due 11/15/23	1,510,000	1,594,933

		3,062,745

Tobacco - 0.2%
Vector Group, Ltd. 11.000%, due 08/15/15	1,330,000	1,376,550

Trading Companies & Distributors - 0.1%
Interline Brands, Inc. 7.000%, due 11/15/18 (144A)(a)	840,000	856,800
Russel Metals, Inc. 6.375%, due 03/01/14	230,000	231,150

		1,087,950

Transportation - 0.7%
syncreon Global Ireland, Ltd./syncreon Global Finance US, Inc. 9.500%, due 05/01/18 (144A)(a)	2,270,000	2,276,777
Travelport LLC 9.875%, due 09/01/14	2,010,000	1,967,287
9.000%, due 03/01/16(c)	390,000	379,763
11.875%, due 09/01/16(c)	1,870,000	1,846,625

		6,470,452

Wireless Telecommunication Services - 3.3%
Buccaneer Merger Sub, Inc. 9.125%, due 01/15/19 (144A)(a)	1,290,000	1,330,313
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000%, due 12/01/15 (144A)(a)	2,070,000	2,240,775
12.000%, due 12/01/17 (144A)(a)(c)	4,130,000	4,284,875
Cricket Communications, Inc. 10.000%, due 07/15/15(c)	2,770,000	2,981,213
7.750%, due 05/15/16	4,070,000	4,242,975
Crown Castle International Corp. 9.000%, due 01/15/15	700,000	775,250
7.125%, due 11/01/19	2,570,000	2,730,625
FiberTower Corp. 9.000%, due 01/01/16	334,597	299,464
9.000%, due 01/01/16 (144A)(a)	83,037	72,657
Intelsat Jackson Holdings S.A. 7.250%, due 10/15/20 (144A)(a)	975,000	989,625
iPCS, Inc. 2.412%, due 05/01/13(e)	4,881,000	4,722,367
MetroPCS Wireless, Inc. 7.875%, due 09/01/18(c)	1,650,000	1,720,125
6.625%, due 11/15/20	2,800,000	2,674,000

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Wireless Telecommunication Services - continued
SBA Telecommunications, Inc. 8.000%, due 08/15/16	$1,200,000	$1,305,000

		30,369,264

Total Domestic Bonds & Debt Securities (Cost $712,962,596)		740,810,990

Loan Participation - 6.2%
Aerospace and Defense - 0.2%
AWAS Aviation 7.750%, due 06/10/16(e)	1,715,000	1,765,018

Auto components - 0.2%
Delphi Holdings LLP 0.000%, due 10/06/14(e)	1,576,405	1,517,290

Automotive - 0.0%
Ford Motor Co. 3.020%, due 12/16/13(e)	261,631	260,487

Buildings and Real Estate - 0.8%
Ainsworth Lumber Co., Ltd. 5.313%, due 06/26/14(e)	1,000,000	982,500
Realogy Corp. 3.256%, due 10/10/13(e)	256,235	241,561
3.286%, due 10/10/13(e)	1,881,060	1,773,341
13.500%, due 10/15/17(e)	4,250,000	4,667,053

		7,664,455

Electric Utilities - 0.2%
Texas Competitive Electric Holdings Co. LLC 3.764%, due 10/10/14(e)	2,445,396	1,893,316

Finance - 1.2%
Abbot Turbo Mezzanine Bridge 14.500%, due 03/15/18(e)(l)	3,271,401	1,635,701
AGFS Funding Co. 7.250%, due 04/21/15(e)	6,500,000	6,608,615
First Data Corp. 3.011%, due 09/24/14(e)	3,056,239	2,831,475

		11,075,791

Health Care-Providers & Services - 0.3%
Harden Healthcare LLC 7.750%, due 03/02/15(e)(l)	2,090,000	2,048,200
8.500%, due 03/02/15(e)(l)	720,182	705,778

		2,753,978

Hotels, Restaurants & Leisure - 0.5%
Enterprise Inns 6.500%, due 12/06/18(e)(k)	1,264,000	1,708,395
Volume Services America, Inc. 10.500%, due 09/16/16(e)	2,992,500	3,014,958

		4,723,353

Security Description	Par Amount	Value

Leisure Equipment & Products - 0.1%
Travelport Holdings, Ltd. 8.284%, due 03/27/12(e)	$640,687	$599,043

Media - 0.4%
Education Media, Inc. 5.762%, due 06/12/14(e)	1,206,612	1,121,015
Hema Holding B.V. 9.315%, due 07/15/17(e)(j)	1,591,229	2,088,510

		3,209,525

Paper & Forest Products - 0.2%
Verso Paper Holdings LLC 6.643%, due 02/01/13(e)	2,696,818	2,117,002

Retail - Multiline - 0.2%
Claires Stores, Inc. 3.039%, due 05/29/14(e)	381,145	352,763
New Development Holdings, Inc. 7.000%, due 07/03/17(e)	1,625,803	1,655,994

		2,008,757

Road & Rail - 0.0%
Marsico Parent Co. 5.313%, due 12/14/14(e)	375,071	287,680

Telecommunications - 1.9%
Hawaiian Telecom 9.000%, due 11/01/15(e)	797,556	804,179
Intelsat Jackson Holdings, Ltd. 5.250%, due 02/02/14(e)	12,250,000	12,396,694
Vodafone Intermediate Holding Co. 6.875%, due 08/11/15(e)	3,750,000	3,843,750

		17,044,623

Total Loan Participation (Cost $55,575,652)		56,920,318

Convertible Bonds - 3.5%
Biotechnology - 0.1%
Amylin Pharmaceuticals, Inc. 3.000%, due 06/15/14	1,135,000	990,287

Capital Markets - 0.0%
E*Trade Financial Corp., Series A 0.000%, due 08/31/19 (144A)(a)(f)	76,000	117,990
0.000%, due 08/31/19(f)	11,000	16,991

		134,981

Computers & Peripherals - 0.2%
EMC Corp. Series B 1.750%, due 12/01/13	530,000	800,962
SanDisk Corp. 1.500%, due 08/15/17	1,240,000	1,405,850

		2,206,812

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Diversified Telecommunication Services - 0.1%
Level 3 Communications, Inc. 6.500%, due 10/01/16	$450,000	$487,688

Health Care Equipment & Supplies - 0.3%
Hologic, Inc. 2.000%/0.000% , due 12/15/37(h)	3,175,000	2,988,469

Health Care Providers & Services - 0.1%
Omnicare, Inc. 3.750%, due 12/15/25	820,000	918,400

Machinery - 0.9%
Navistar International Corp. 3.000%, due 10/15/14	5,590,000	7,489,761
Titan International, Inc. 5.625%, due 01/15/17 (144A)(a)	650,000	1,339,423

		8,829,184

Marine - 0.5%
Horizon Lines, Inc. 4.250%, due 08/15/12	5,035,000	4,663,669

Media - 0.2%
Liberty Global, Inc. 4.500%, due 11/15/16(c)	1,060,000	1,582,220

Metals & Mining - 0.5%
Goldcorp, Inc. 2.000%, due 08/01/14	1,865,000	2,286,956
Newmont Mining Corp. Series A 1.250%, due 07/15/14	1,400,000	2,014,250

		4,301,206

Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp. 2.250%, due 12/15/38	1,250,000	979,688

Semiconductors & Semiconductor Equipment - 0.2%
Linear Technology Corp., Series A 3.000%, due 05/01/27	1,460,000	1,553,849

Thrifts & Mortgage Finance - 0.2%
Radian Group, Inc. 3.000%, due 11/15/17	1,670,000	1,642,862

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. 3.125%, due 06/15/12	800,000	789,000

Total Convertible Bonds (Cost $28,757,416)		32,068,315

Preferred Stocks - 2.6%
Auto Components - 0.4%
Dana Holding Corp., Series B (144A)(a)	25,900	3,697,225

Diversified Financial Services - 2.2%
Delphi - Class B	1,027	19,885,054

Security Description	Shares	Value

Media - 0.0%
CMP Susquehanna Radio Holdings Corp. (144A)*(a)(e)(l)	$28,451	$0

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp., Series Z*	201,964	127,035
Federal National Mortgage Assoc., Series 0*	70,000	70,693

		197,728

Total Preferred Stocks (Cost $12,701,362)		23,780,007

Common Stocks - 2.3%
Automobiles - 0.1%
General Motors Co.*(c)	38,970	1,436,434

Building Products - 0.1%
Ainsworth Lumber Co., Ltd. (144A)*(a)	10,657	0
Ainsworth Lumber Co., Ltd.*(c)	9,394	28,332
Masonite Worldwide Holdings*(l)	17,771	577,558
Nortek, Inc.*	1,670	60,120

		666,010

Capital Markets - 0.1%
E*Trade Financial Corp.*(c)	76,199	1,219,184

Chemicals - 0.0%
LyondellBasell Industries N.V. - Class A*	8,865	304,956
Zemex Minerals Group, Inc.*	87	0

		304,956

Commercial Banks - 0.1%
CIT Group, Inc.*	23,156	1,090,648

Communications Equipment - 0.1%
Loral Space & Communications, Inc.*(c)	10,336	790,704

Diversified Financial Services - 0.3%
Bank of America Corp.	190,000	2,534,600

Diversified Telecommunication Services - 0.0%
Viatel Holding Bermuda, Ltd.*	4	1

Food Products - 0.1%
Zhongpin, Inc.*(c)	37,301	760,940

Health Care Equipment & Supplies - 0.1%
Zimmer Holdings, Inc.*(c)	15,192	815,507

Hotels, Restaurants & Leisure - 0.0%
Buffets Restaurants Holdings, Inc.*(l)	114	1

Household Durables - 0.2%
Beazer Homes USA, Inc.*(c)	175,407	945,444
PulteGroup, Inc.*(c)	164,021	1,233,438

		2,178,882

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Insurance - 0.0%
Assured Guaranty, Ltd.(c)	$5,000	$88,500

Machinery - 0.1%
Navistar International Corp.*(c)	17,965	1,040,353
Stanley - Martin Communities LLC*(l)	450	243,900

		1,284,253

Media - 0.3%
Cebridge Connections Holdings*(l)	7,460	67,140
Charter Communications, Inc. - Class A*(c)	49,384	1,923,013
Clear Channel Outdoor Holdings, Inc. - Class A*	13,861	194,608
Education Media & Publishing Group, Ltd.*(l)	123,307	616,535

		2,801,296

Road & Rail - 0.2%
Dollar Thrifty Automotive Group*	33,900	1,602,114

Semiconductors & Semiconductor Equipment - 0.3%
Spansion, Inc. - Class A*	124,563	2,578,454

Software - 0.1%
Bankruptcy Management Solution, Inc.*	796	3,582
TiVo, Inc.*(c)	56,185	484,876

		488,458

Wireless Telecommunication Services - 0.1%
FiberTower Corp.*(c)	109,071	486,457

Total Common Stocks (Cost $22,366,384)		21,127,399

Convertible Preferred Stocks - 1.7%
Automobiles - 0.9%
General Motors Co., Series B 4.750%, due 12/01/13*	154,600	8,367,725

Diversified Financial Services - 0.7%
Citigroup, Inc. 7.500%, due 12/15/12	48,200	6,588,458

Household Durables - 0.1%
Beazer Homes USA, Inc. 7.500%, due 01/15/13	31,387	880,798

Road & Rail - 0.0%
Marsico Parent Superholdco LLC 0.010%, due 12/14/19 (144A)*(a)(f)	25	0

Total Convertible Preferred Stocks (Cost $14,505,620)		15,836,981

Security Description	Shares/Par Amount	Value

Warrants - 0.0%
Communications Equipment - 0.0%
Turbo Cayman, Ltd., expires 12/31/09*	$1	$0

Hotels, Restaurants & Leisure - 0.0%
Buffets Restaurant Holdings, expires 04/28/14*	50	0
HMH Holdings*	26,513	0

		0

Media - 0.0%
Advanstar Holdings Corp., expires 10/15/11*	75	10
Charter Communications, Inc., expires 11/30/14*	281	2,318
MDP Acquisitions plc, expires 10/01/13 (144A)*(a)(l)	100	4,569

		6,897

Paper & Forest Products - 0.0%
Neenah Enterprises, Inc., expires 10/07/13*	6,130	0

Software - 0.0%
Bankruptcy Management Solution, Inc., expires 12/11/14*	531	0

Thrifts & Mortgage Finance - 0.0%
CNB Capital Trust I, expires 03/23/19*	32,513	0

Total Warrants (Cost $993)		6,897

Short-Term Investments - 5.5%
Mutual Funds - 3.0%
State Street Navigator Securities Lending Prime Portfolio(i)	27,899,601	27,899,601

Repurchase Agreement - 2.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $22,405,019 on 01/03/11 collateralized by $22,885,000 Federal Home Loan Bank at 0.000% due 07/15/11 with a value of $22,856,394.	$22,405,000	22,405,000

Total Short-Term Investments (Cost $50,304,601)		50,304,601

Total Investments - 102.6% (Cost $897,174,624#)		940,855,508

Other Assets and Liabilities (net) - (2.6)%		(23,785,848)

Net Assets - 100.0%		$917,069,660

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $897,994,796. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $60,129,420 and $17,268,708, respectively, resulting in a net unrealized appreciation of $42,860,712.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $327,491,441, which is 35.7% of the Portfolio’s net assets.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	All or a portion of the security was held on loan. As of December 31, 2010, the market value of securities loaned was $25,662,894 and the collateral received consisted of cash in the amount of $27,899,601. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(d)	Security is in default and/or issuer is in bankruptcy.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Zero coupon bond - Interest rate represents current yield to maturity.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(h)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(i)	Represents investment of collateral received from securities lending transactions.
(j)	Par shown in Euro. Value is shown in USD.
(k)	Par shown in Pound Sterling. Value is shown in USD.
(l)	Security was valued in good faith under procedures approved by the Board of Trustees.

Credit Composition as of December 31, 2010 (Unaudited)
Portfolio Composition by Credit Quality	% of Fixed Income Market Value
A	0.4
BBB	3.9
BB	27.8
B	47.7
CCC	12.2
C	0.4
Not Rated	7.6

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Domestic Bonds & Debt Securities
Aerospace & Defense	$—	$12,527,304	$4,680,229	$17,207,533
Airlines	—	9,882,280	—	9,882,280
Auto Components	—	7,276,408	—	7,276,408
Beverages	—	898,475	—	898,475
Biotechnology	—	1,312,619	—	1,312,619
Building Products	—	10,278,746	—	10,278,746
Capital Markets	—	1,664,263	—	1,664,263
Chemicals	—	40,120,470	—	40,120,470
Commercial & Professional Services	—	18,601,838	—	18,601,838
Commercial Banks	—	24,507,102	—	24,507,102
Computers & Peripherals	—	3,640,900	—	3,640,900
Consumer Finance	—	34,129,212	—	34,129,212
Containers & Packaging	—	26,940,429	—	26,940,429
Diversified Consumer Services	—	64,350	—	64,350
Diversified Financial Services	—	35,788,667	—	35,788,667
Diversified Telecommunication Services	—	44,937,311	—	44,937,311
Electric Utilities	—	16,461,368	—	16,461,368
Electrical Equipment	—	2,178,750	—	2,178,750
Electronic Equipment, Instruments & Components	—	1,690,763	—	1,690,763
Energy Equipment & Services	—	13,618,859	—	13,618,859
Food & Staples Retailing	—	4,309,706	—	4,309,706
Food Products	—	3,243,187	—	3,243,187
Gas Utilities	—	12,674,057	—	12,674,057
Health Care Equipment & Supplies	—	10,516,626	—	10,516,626
Health Care Providers & Services	—	33,068,130	—	33,068,130
Health Care Technology	—	7,636,575	—	7,636,575
Hotels, Restaurants & Leisure	—	17,818,175	—	17,818,175
Household Durables	—	25,676,169	—	25,676,169
Independent Power Producers & Energy Traders	—	9,172,600	—	9,172,600

See accompanying notes to financial statements.

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December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Industrial—Diversified	$—	$4,839,862	$—	$4,839,862
Insurance	—	3,155,618	—	3,155,618
Internet Software & Services	—	1,997,325	—	1,997,325
Life Sciences Tools & Services	—	1,624,050	—	1,624,050
Machinery	—	8,709,162	—	8,709,162
Media	—	69,320,856	2,440	69,323,296
Metals & Mining	—	32,018,964	—	32,018,964
Multiline Retail	—	11,432,145	—	11,432,145
Oil, Gas & Consumable Fuels	—	78,889,904	—	78,889,904
Paper & Forest Products	—	19,768,747	—	19,768,747
Pharmaceuticals	—	6,496,319	—	6,496,319
Professional Services	—	3,311,700	—	3,311,700
Real Estate	—	3,222,039	—	3,222,039
Semiconductors & Semiconductor Equipment	—	2,831,125	—	2,831,125
Software	—	8,939,255	—	8,939,255
Specialty Retail	—	6,568,950	—	6,568,950
Textiles, Apparel & Luxury Goods	—	3,062,745	—	3,062,745
Tobacco	—	1,376,550	—	1,376,550
Trading Companies & Distributors	—	1,087,950	—	1,087,950
Transportation	—	6,470,452	—	6,470,452
Wireless Telecommunication Services	—	30,369,264	—	30,369,264
Total Domestic Bonds & Debt Securities	—	736,128,321	4,682,669	740,810,990
Loan Participation
Aerospace and Defense	—	1,765,018	—	1,765,018
Auto components	—	1,517,290	—	1,517,290
Automotive	—	260,487	—	260,487
Buildings and Real Estate	—	7,664,455	—	7,664,455
Electric Utilities	—	1,893,316	—	1,893,316
Finance	—	9,440,090	1,635,701	11,075,791
Health Care-Providers & Services	—	—	2,753,978	2,753,978
Hotels, Restaurants & Leisure	—	4,723,353	—	4,723,353
Leisure Equipment & Products	—	599,043	—	599,043
Media	—	3,209,525	—	3,209,525
Paper & Forest Products	—	2,117,002	—	2,117,002
Retail-Multiline	—	2,008,757	—	2,008,757
Road & Rail	—	287,680	—	287,680
Telecommunications	—	17,044,623	—	17,044,623
Total Loan Participation	—	52,530,639	4,389,679	56,920,318
Total Convertible Bonds*	—	32,068,315	—	32,068,315
Total Preferred Stocks*	23,780,007	—	—	23,780,007

See accompanying notes to financial statements.

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December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$1,436,434	$—	$—	$1,436,434
Building Products	88,452	—	577,558	666,010
Capital Markets	1,219,184	—	—	1,219,184
Chemicals	304,956	—	—	304,956
Commercial Banks	1,090,648	—	—	1,090,648
Communications Equipment	790,704	—	—	790,704
Diversified Financial Services	2,534,600	—	—	2,534,600
Diversified Telecommunication Services	1	—	—	1
Food Products	760,940	—	—	760,940
Health Care Equipment & Supplies	815,507	—	—	815,507
Hotels, Restaurants & Leisure	—	—	1	1
Household Durables	2,178,882	—	—	2,178,882
Insurance	88,500	—	—	88,500
Machinery	1,040,353	—	243,900	1,284,253
Media	2,117,621	—	683,675	2,801,296
Road & Rail	1,602,114	—	—	1,602,114
Semiconductors & Semiconductor Equipment	2,578,454	—	—	2,578,454
Software	488,458	—	—	488,458
Wireless Telecommunication Services	486,457	—	—	486,457
Total Common Stocks	19,622,265	—	1,505,134	21,127,399
Total Convertible Preferred Stocks*	15,836,981	—	—	15,836,981
Warrants
Communications Equipment	—	—	—	—
Hotels, Restaurants & Leisure	—	—	—	—
Media	2,318	10	4,569	6,897
Paper & Forest Products	—	—	—	—
Software	—	—	—	—
Thrifts & Mortgage Finance	—	—	—	—
Total Warrants	2,318	10	4,569	6,897
Short-Term Investments
Mutual Funds	27,899,601	—	—	27,899,601
Repurchase Agreement	—	22,405,000	—	22,405,000
Total Short-Term Investments	27,899,601	22,405,000	—	50,304,601
Total Investments	$87,141,172	$843,132,285	$10,582,051	$940,855,508

Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$30,803	$—	$30,803
Forward Contracts to Buy (Depreciation)	—	(240)	—	(240)
Forward Contracts to Sell Appreciation	—	1,093,389	—	1,093,389
Forward Contracts to Sell (Depreciation)	—	(39,846)	—	(39,846)
Total Forward Contracts	$—	$1,084,186	$—	$1,084,186
Futures Contracts**
Futures Contracts Short (Depreciation)	$(299,070)	$—	$—	$(299,070)
Total Futures Contracts	$(299,070)	$—	$—	$(299,070)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

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December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Net Transfers in to Level 3	Net Transfers Out of Level 3	Balance as of December 31, 2010	Change in Unrealized Appreciation/ (Depreciation) for Investments still held at December 31, 2010
Domestic Bonds & Debt
Aerospace & Defense	$—	$—	$—	$—	$4,790,000	$(109,771)	$—	$—	$4,680,229	$—
Auto Components	165,937	1,572	—	6,725	—	—	—	(174,234)	—	—
Diversified Financial Services	539,000	12,366	75,248	9,599	—	(636,213)	—	—	—	—
Media	2,440	9,452	—	(9,452)	—	—	—	—	2,440	(9,452)
Real Estate	23,920	12,657	—	30,399	—	—	—	(66,976)	—	—
Wireless Telecommunication Services	323,906	6,760	—	28,703	12,752	—	—	(372,121)	—	—
Loan Participation
Finance	2,407,711	—	—	(833,129)	61,119	—	—	—	1,635,701	(833,129)
Health Care-Providers & Services	—		3,685	(1,006)	2,941,117	(189,818)	—	—	2,753,978	(1,006)
Machinery	236,000	—	7,075	(7,075)	—	(236,000)	—	—	—	—
Media	1,452,999	—	—	558,765	76,746	—	—	(2,088,510)	—	—
Common Stock
Building Products	—	—	(194,347)	441,997	—	(1,785,715)	2,115,623	—	577,558	441,997
Hotels, Restaurants & Leisure	1	—	—	—	—	—	—	—	1	—
Machinery	—	—	—	(89,201)	333,101	—	—	—	243,900	(89,201)
Media	67,140	—	—	(1,863,685)	2,480,220	—	—	—	683,675	(1,863,685)
Warrants
Communications Equipment	—	—	(142,521)	142,521	—	—	—	—	—	—
Media	—	—	—	(84)	—	—	4,653	—	4,569	(84)

Total	$5,219,054	$42,807	$(250,860)	$(1,584,923)	$10,695,055	$(2,957,517)	$2,120,276	$(2,701,841)	$10,582,051	$(2,354,560)

Common Stocks and Warrants in the amount of $2,120,276 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

Domestic Bonds & Debt and Loan Participation in the amount of $2,701,841 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$918,450,508
Repurchase Agreement	22,405,000
Cash (c)	1,588,011
Cash denominated in foreign currencies (d)	3,510
Receivable for investments sold	1,212,557
Receivable for shares sold	640,146
Dividends receivable	56,691
Variation margin on futures contracts	21,450
Interest receivable	14,220,263
Unrealized appreciation on forward currency contracts	1,124,272
Other assets	66,225

Total assets	959,788,633

Liabilities
Payables for:
Investments purchased	13,865,306
Shares redeemed	285,401
Unrealized depreciation on forward currency contracts	40,086
Collateral for securities loaned	27,899,601
Accrued Expenses:
Management fees	454,155
Distribution and service fees - Class B	47,156
Administration fees	4,248
Custodian and accounting fees	15,329
Deferred trustees’ fees	16,302
Other expenses	91,389

Total liabilities	42,718,973

Net Assets	$917,069,660

Net Assets Represented by
Paid in surplus	$823,073,704
Accumulated net realized loss	(11,780,236)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	44,474,373
Undistributed net investment income	61,301,819

Net Assets	$917,069,660

Net Assets
Class A	$679,071,235
Class B	237,998,425
Capital Shares Outstanding*
Class A	78,090,559
Class B	27,544,515
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.70
Class B	8.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $874,769,624.
(b)	Includes securities loaned at value of $25,662,894.
(c)	Includes $1,550,000 of restricted cash pledged as collateral for open futures contracts.
(d)	Identified cost of cash denominated in foreign currencies was $3,426.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$716,302
Interest (b)	64,027,738

Total investment income	64,744,040

Expenses
Management fees	4,713,255
Administration fees	47,942
Custodian and accounting fees	185,650
Distribution and service fees - Class B	439,968
Audit and tax services	49,720
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	55,832
Insurance	3,125
Miscellaneous	10,141

Total expenses	5,576,568

Net investment income	59,167,472

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swaps Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	36,668,428
Futures contracts	(2,279,911)
Swaps contracts	(1,062,438)
Foreign currency transactions	4,673,803

Net realized gain on investments, futures contracts, swaps contracts and foreign currency transactions	37,999,882

Net change in unrealized appreciation (depreciation) on:
Investments	19,714,588
Futures contracts	(299,070)
Foreign currency transactions	(597,306)

Net change in unrealized appreciation on investments, futures contracts and foreign currency transactions	18,818,212

Net realized and unrealized gain on investments, futures contracts, swaps contracts and foreign currency transactions	56,818,094

Net Increase in Net Assets from Operations	$115,985,566

(a)	Net of foreign withholding taxes of $848.
(b)	Includes net income on securities loaned of $103,371.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$59,167,472	$56,208,158
Net realized gain (loss) on investments, futures contracts, swaps contracts and foreign currency transactions	37,999,882	(13,733,496)
Net change in unrealized appreciation on investments, futures contracts and foreign currency transactions	18,818,212	149,387,827

Net increase in net assets resulting from operations	115,985,566	191,862,489

Distributions to Shareholders
From net investment income
Class A	(39,934,624)	(21,252,736)
Class B	(8,375,231)	(2,134,251)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(48,309,855)	(23,386,987)

Net increase in net assets from capital share transactions	176,878,974	195,237,220

Net Increase in Net Assets	244,554,685	363,712,722
Net assets at beginning of period	672,514,975	308,802,253

Net assets at end of period	$917,069,660	$672,514,975

Undistributed net investment income at end of period	$61,301,819	$46,188,564

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	13,787,820	$113,633,359	25,145,635	$163,668,553
Reinvestments	4,948,529	39,934,624	3,518,665	21,252,736
Redemptions	(10,915,369)	(89,229,314)	(9,374,375)	(64,827,281)

Net increase	7,820,980	$64,338,669	19,289,925	$120,094,008

Class B
Sales	29,915,825	$244,002,581	14,398,697	$96,127,346
Reinvestments	1,041,695	8,375,231	354,527	2,134,251
Redemptions	(17,081,151)	(139,837,507)	(3,359,192)	(23,118,385)

Net increase	13,876,369	$112,540,305	11,394,032	$75,143,212

Increase derived from capital shares transactions		$176,878,974		$195,237,220

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.02	$5.80	$8.24	$8.92	$8.84

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.63	0.77	0.61	0.60	0.63
Net Realized and Unrealized Gain (Loss) on Investments	0.62	1.85	(2.48)	(0.34)	0.19

Total From Investment Operations	1.25	2.62	(1.87)	0.26	0.82

Less Distributions
Distributions from Net Investment Income	(0.57)	(0.40)	(0.57)	(0.94)	(0.74)
Distributions from Net Realized Capital Gains	—	—	—	—	—

Total Distributions	(0.57)	(0.40)	(0.57)	(0.94)	(0.74)

Net Asset Value, End of Period	$8.70	$8.02	$5.80	$8.24	$8.92

Total Return (%)	16.10	47.20	(24.20)	2.70	9.81

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.65	0.67	0.67	0.73 (b)	0.96
Ratio of Net Expenses to Average Net Assets (%)(c)	0.65	0.67	0.67	0.72	0.93
Ratio of Net Investment Income to Average Net Assets (%)	7.60	11.24	8.40	7.21	7.34
Portfolio Turnover Rate (%)	98.6	91.7	57.8	60.2	88.9
Net Assets, End of Period (in millions)	$679.1	$563.4	$295.7	$404.1	$77.5

	Class B
	Year Ended December 31,
	2010	2009	2008(d)
Net Asset Value, Beginning of Period	$7.98	$5.78	$7.66

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.60	0.77	0.41
Net Realized and Unrealized Gain (Loss) on Investments	0.62	1.83	(2.29)

Total From Investment Operations	1.22	2.60	(1.88)

Less Distributions
Distributions from Net Investment Income	(0.56)	(0.40)	—
Distributions from Net Realized Capital Gains	—	—	—

Total Distributions	(0.56)	(0.40)	—

Net Asset Value, End of Period	$8.64	$7.98	$5.78

Total Return (%)	15.77	46.65	(24.54)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.90	0.92	0.94	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.90	0.92	0.94	*
Ratio of Net Investment Loss to Average Net Assets (%)	7.29	10.88	8.70	*
Portfolio Turnover Rate (%)	98.6	91.7	57.8
Net Assets, End of Period (in millions)	$238.0	$109.1	$13.2

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(d)	Commencement of operations 4/28/08.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, forward contracts, swap transactions, paydown adjustments, defaulted bonds, contingent payment debt instrument, ASC-140 Lehman adjustment, premium amortization adjustments, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with BlackRock Financial Management, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$4,713,255	0.60%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$924,601,461	$—	$749,901,521

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments – continued

established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

Credit Default Swaps - The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

At December 31, 2010 the Portfolio had following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,124,272	Unrealized depreciation on forward foreign currency exchange contracts	$40,086

Equity Index	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	299,070

		$1,124,272		$339,156

* Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s valuation margin is reported as a separate line item within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Location Statement of Operations - Net Realized Gain (Loss)	Equity Index	Foreign Currency Exchange	Credit	Total

Futures contracts	$(2,279,911)	$—	$—	$(2,279,911)

Foreign currency transactions	—	3,281,886	—	3,281,886

Swaps contracts	—	—	(1,423,285)	(1,423,285)

	$(2,279,911)	$3,281,886	$(1,423,285)	$(421,310)

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments – continued

Location Statement of Operations - Net Change in Unrealized Appreciation/(Depreciation)	Equity Index	Foreign Currency Exchange	Total

Futures contracts	$(299,070)	$—	$(299,070)

Foreign currency transactions	—	(576,504)	(576,504)

	$(299,070)	$(576,504)	$(875,574)

For the year ended December 31, 2010, the average per contract outstanding for each derivative type was as follows:

Average Notional or Face Amounts(a)	Equity Index	Foreign Currency Risk	Credit	Total

Foreign currency transactions	$—	$56,477,311	$—	$56,477,311

Futures contracts short	5,363	—	—	5,363

Swap contracts	—	—	15,000,000	15,000,000

(a) Averages are based on daily activity levels during 2010.

6. Forward Foreign Currency Exchange Contracts

Open forward foreign currency exchange contracts at December 31, 2010 were as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/28/2011	Citibank N.A.	555,000	EUR	743,285	$728,128	$15,157
1/28/2011	Citibank N.A.	5,835,000	EUR	7,814,541	7,805,713	8,828
1/28/2011	Citibank N.A.	494,000	EUR	661,591	657,240	4,351
1/28/2011	Citibank N.A.	165,100	EUR	221,111	218,564	2,547
1/19/2011	Citibank N.A.	75,000	GBP	116,966	117,206	(240)

						$30,643

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/28/2011	Deutsche Bank AG	34,784,000	EUR	46,584,577	$47,625,209	$1,040,632
1/28/2011	Citibank N.A.	1,402,000	EUR	1,877,633	1,837,787	(39,846)
1/19/2011	Citibank N.A.	1,826,000	GBP	2,847,725	2,900,482	52,757

						$1,053,543

EUR - Euro

GBP - Great Britain Pound

7. Futures Contracts

The futures contracts outstanding as of December 31, 2010 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2010	Unrealized Depreciation

S&P 500 E Mini Index Futures	03/18/2011	(286)	$(17,618,830)	$(17,917,900)	$(299,070)

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$48,309,855	$23,386,987	$—	$—	$48,309,855	$23,386,987

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$63,231,362	$—	$42,869,084	$(12,088,188)	$94,012,258

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$8,157,997	$3,930,191	$12,088,188

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

11. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock High Yield Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock High Yield Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the BlackRock High Yield Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

37

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the BlackRock High Yield Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, for the one- year period ended September 30, 2010, and underperformed its benchmark for the three-year and five-year periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

38

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock High Yield Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and that the actual management fee was below the Expense Group median and Sub-advised Expense Universe median and above the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

39

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the BlackRock High Yield Portfolio, the Board noted that the Portfolio’s advisory and sub-advisory fees do not contain breakpoints. The Board noted that the Portfolio’s management fees were approximate to the asset-weighted average of comparable funds until the Portfolio reaches $500 million in assets, at which point the management fees increase above the asset-weighted average for all higher asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

40

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Met Investors Series Trust BlackRock Large Cap Core Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the BlackRock Large Cap Core Portfolio returned 12.64%, 12.36%, and 12.58%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 16.10%.

Market Environment/Conditions

Although the course of the year was uneven and high levels of market volatility remained a constant for stocks, 2010 ended strongly, marking the second consecutive year in which US stocks recorded double-digit percentage gains. In the calendar year 2010, the S&P 500 Index advanced 15.1% to 1,257.

In some sense, there were three parts to 2010. The early months saw risk assets move higher as they continued the 2009 asset recovery story, helped by preliminary signs of employment improvements and very strong fourth quarter 2009 and first quarter 2010 earnings. The middle months of 2010 saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. Investors were also unnerved by the May “flash crash” and the uncertainty surrounding the financial reform bill. Nevertheless, after touching a late summer low, the market experienced a very strong finish to the year (US stocks advanced more than 20% from their August lows through the end of the year) as double-dip fears receded, jobs growth resumed and the US midterm elections results were perceived to be capital markets friendly. Additionally, Federal Reserve Chairman Ben Bernanke delivered his famous Jackson Hole speech, leading to a second round of quantitative easing measures (QE2) and, perhaps most importantly, the Bush-era tax cuts were extended and supplemented with some fiscal sweeteners.

Regarding the economic backdrop, debt and deflationary risks remained present throughout 2010, causing central banks (especially the US Federal Reserve) to respond with unprecedented actions. Real gross domestic product (GDP) growth continued in a positive direction but remained subpar compared to most recoveries on the historic record. In the United States, jobs growth was not strong enough to reduce the unemployment rate. Corporations, however, managed to notch fantastic earnings gains despite mediocre economic growth. Inflation remained a non-issue in the developed world, but began to rear its ugly head in some emerging economies. Government deficit spending and debt levels continued to haunt investors, but corporate financial health remained remarkably strong in both balance sheet and income statement terms.

Portfolio Review/Current Positioning

The Portfolio’s underperformance relative to its benchmark, the Russell 1000 Index, for the 12-month period was primarily attributable to an overweight and stock selection in the Information Technology (IT) sector and stock selection in the Financials and Industrials sectors.

In IT, stock selection hurt broadly, but with weakness most pronounced in the computers & peripherals industry. The Portfolio had a notable exposure to the personal computer (PC) market, which struggled as general concerns about macroeconomic growth dampened consumer demand. Additionally, stock selection in Financials detracted as the group rallied in the fourth quarter in concert with an increase in US Treasury yields. We remain cautious on the sector and continue to hold an underweight given our expectation that regulatory uncertainties and related business model risks will persist. Finally, stock selection was negative within Industrials, primarily in the aerospace & defense industry, which was adversely affected by lingering government budget deficit concerns.

On the positive side, Consumer Discretionary exposure to media, automobiles and retailers helped, as continued acceleration in advertising rates benefited most forms of media and retailers enjoyed the fruits of a better-than-expected holiday shopping season and good inventory management. Additionally, an underweight and stock selection in utilities (electric and multi-line) helped performance.

During the year, we increased the Portfolio’s weightings in IT, Consumer Discretionary and Healthcare. We funded those increases by lowering weightings in Energy, Industrials and Materials. The Portfolio’s largest purchases during the year included General Electric, Intel and Comcast, while the largest sales included Microsoft, AT&T and IBM.

We continue to maintain a balance in the Portfolio between domestic and global cyclicals on the one hand, and more dependable growth, including multinationals, on the other. At year-end, the Portfolio’s largest sector overweights relative to the benchmark are in Healthcare, Consumer Discretionary and IT, while the largest sector underweights are in Financials, Consumer Staples and Energy.

Bob Doll

Daniel Hanson

Peter Stournaras

Portfolio Managers

BlackRock Advisors, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may

1

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary* (continued)

not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
General Electric Co.	2.5
Exxon Mobil Corp.	1.9
Intel Corp.	1.8
Philip Morris International, Inc.	1.8
Comcast Corp. - Class A	1.5
Abbott Laboratories	1.4
Apple, Inc.	1.4
Amgen, Inc.	1.4
Ford Motor Co.	1.4
UnitedHealth Group, Inc.	1.3

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	23.9
Technology	17.4
Communications	15.3
Cyclical	10.5
Industrial	9.6
Energy	7.8
Financials	5.8
Short-Term Investments	5.2
Basic Materials	2.6
Utilities	1.9

2

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

BlackRock Large Cap Core Portfolio managed by

BlackRock Advisors, LLC vs. Russell 1000 Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Large Cap Core Portfolio—Class A	12.64%	0.56%	(0.63)%	—
Class B	12.36%	—	—	(4.45)%
Class E	12.58%	—	—	(4.33)%
Russell 1000 Index[1]	16.10%	2.59%	1.83%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Index is an unmanaged index which measures the performances of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 3/23/1998. Inception of Class B and Class E shares is 4/30/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.64%	$1,000.00	$1,220.20	$3.58
Hypothetical*	0.64%	1,000.00	1,021.98	3.26

Class B
Actual	0.89%	$1,000.00	$1,218.80	$4.98
Hypothetical*	0.89%	1,000.00	1,020.72	4.53

Class E
Actual	0.79%	$1,000.00	$1,220.00	$4.42
Hypothetical*	0.79%	1,000.00	1,021.22	4.02

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 100.0%
Aerospace & Defense - 2.7%
Honeywell International, Inc.	280,000	$14,884,800
L-3 Communications Holdings, Inc.	60,000	4,229,400
Raytheon Co.	244,000	11,306,960

		30,421,160

Airlines - 0.4%
Southwest Airlines Co.	340,000	4,413,200

Automobiles - 2.5%
Ford Motor Co.*(a)	940,000	15,782,600
Harley-Davidson, Inc.(a)	340,000	11,787,800

		27,570,400

Beverages - 0.4%
Dr Pepper Snapple Group, Inc.	140,000	4,922,400

Biotechnology - 1.4%
Amgen, Inc.*	290,000	15,921,000

Capital Markets - 1.5%
Ameriprise Financial, Inc.	230,000	13,236,500
Ares Capital Corp.	250,000	4,120,000

		17,356,500

Chemicals - 1.5%
Cytec Industries, Inc.	60,000	3,183,600
Lubrizol Corp. (The)	80,000	8,550,400
Nalco Holding Co.(a)	100,000	3,194,000
Valspar Corp. (The)(a)	60,000	2,068,800

		16,996,800

Commercial & Professional Services - 1.1%
Avery Dennison Corp.(a)	190,000	8,044,600
Covanta Holding Corp.(a)	260,000	4,469,400

		12,514,000

Commercial Banks - 1.7%
Fifth Third Bancorp	840,000	12,331,200
Huntington Bancshares, Inc.	770,000	5,289,900
Wells Fargo & Co.	60,000	1,859,400

		19,480,500

Communications Equipment - 2.0%
Motorola, Inc.*	1,450,000	13,151,500
Tellabs, Inc.	1,400,000	9,492,000

		22,643,500

Computers & Peripherals - 7.2%
Apple, Inc.*	50,000	16,128,000
Dell, Inc.*	960,000	13,008,000
EMC Corp.*	660,000	15,114,000
SanDisk Corp.*	260,000	12,963,600
Seagate Technology plc*	810,000	12,174,300
Western Digital Corp.*	340,000	11,526,000

		80,913,900

Security Description	Shares	Value

Construction & Engineering - 0.6%
Chicago Bridge & Iron Co. N.V.*	200,000	$6,580,000

Consumer Finance - 1.4%
Capital One Financial Corp.	300,000	12,768,000
Discover Financial Services	160,000	2,964,800

		15,732,800

Containers & Packaging - 1.0%
Crown Holdings, Inc.*	350,000	11,683,000

Diversified Consumer Services - 1.4%
Career Education Corp.*(a)	140,000	2,902,200
ITT Educational Services, Inc.*(a)	180,000	11,464,200
Service Corp. International	143,000	1,179,750

		15,546,150

Diversified Financial Services - 0.7%
JPMorgan Chase & Co.	80,000	3,393,600
NASDAQ OMX Group, Inc. (The)*	170,000	4,030,700

		7,424,300

Diversified Telecommunication Services - 2.8%
AT&T, Inc.	159,000	4,671,420
Qwest Communications International, Inc.(a)	1,650,000	12,556,500
Verizon Communications, Inc.	400,000	14,312,000

		31,539,920

Electric Utilities - 0.5%
NV Energy, Inc.	420,000	5,901,000

Electrical Equipment - 0.4%
General Cable Corp.*(a)	140,000	4,912,600

Electronic Equipment, Instruments & Components - 1.2%
Corning, Inc.	720,000	13,910,400

Energy Equipment & Services - 2.1%
Nabors Industries, Ltd.*	490,000	11,495,400
Rowan Cos., Inc.*	340,000	11,869,400

		23,364,800

Food & Staples Retailing - 1.0%
Safeway, Inc.(a)	500,000	11,245,000

Gas Utilities - 0.5%
Questar Corp.	260,000	4,526,600
UGI Corp.	50,000	1,579,000

		6,105,600

Health Care Providers & Services - 10.1%
Aetna, Inc.	400,000	12,204,000
AmerisourceBergen Corp.	370,000	12,624,400
CIGNA Corp.	30,000	1,099,800
Community Health Systems, Inc.*	190,000	7,100,300
Coventry Health Care, Inc.*	239,000	6,309,600
Health Management Associates, Inc. - Class A*	1,110,000	10,589,400

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Health Care Providers & Services - continued
Health Net, Inc.*	379,000	$10,342,910
Humana, Inc.*	200,000	10,948,000
Lincare Holdings, Inc.(a)	162,000	4,346,460
Tenet Healthcare Corp.*	1,600,000	10,704,000
UnitedHealth Group, Inc.	420,000	15,166,200
WellPoint, Inc.*	214,000	12,168,040

		113,603,110

Hotels, Restaurants & Leisure - 0.5%
Starbucks Corp.	170,000	5,462,100

Household Products - 0.5%
Procter & Gamble Co. (The)	80,000	5,146,400

Industrial Conglomerates - 3.6%
General Electric Co.	1,550,000	28,349,500
Textron, Inc.(a)	490,000	11,583,600

		39,933,100

Insurance - 0.7%
Berkshire Hathaway, Inc. - Class B*	10,000	801,100
Brown & Brown, Inc.	60,000	1,436,400
Prudential Financial, Inc.	100,000	5,871,000

		8,108,500

Internet & Catalog Retail - 1.0%
Expedia, Inc.	430,000	10,788,700

Internet Software & Services - 1.1%
Google, Inc. - Class A*	2,000	1,187,940
VeriSign, Inc.	330,000	10,781,100

		11,969,040

IT Services - 1.9%
Amdocs, Ltd.*	130,000	3,571,100
Convergys Corp.*(a)	10,000	131,700
International Business Machines Corp.	40,000	5,870,400
Western Union Co.	650,000	12,070,500

		21,643,700

Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.*	230,000	9,528,900
Pharmaceutical Product Development, Inc.	267,000	7,246,380

		16,775,280

Machinery - 0.8%
Harsco Corp.	50,000	1,416,000
Oshkosh Corp.*	40,000	1,409,600
Timken Co. (The)	70,000	3,341,100
Trinity Industries, Inc.(a)	90,000	2,394,900

		8,561,600

Media - 5.6%
CBS Corp. - Class B	640,000	12,192,000
Comcast Corp. - Class A	770,000	16,916,900

Security Description	Shares	Value

Media - continued
DIRECTV - Class A*	330,000	$13,176,900
News Corp. - Class A	960,000	13,977,600
Time Warner Cable, Inc.	100,000	6,603,000

		62,866,400

Metals & Mining - 0.5%
Titanium Metals Corp.*(a)	300,000	5,154,000

Multi-Utilities - 1.3%
CMS Energy Corp.	431,000	8,016,600
NiSource, Inc.(a)	380,000	6,695,600

		14,712,200

Multiline Retail - 1.8%
Dollar Tree, Inc.*	70,000	3,925,600
Family Dollar Stores, Inc.	90,000	4,473,900
Macy’s, Inc.	450,000	11,385,000

		19,784,500

Oil, Gas & Consumable Fuels - 5.3%
Chevron Corp.	50,000	4,562,500
Exxon Mobil Corp.	290,000	21,204,800
Marathon Oil Corp.	380,000	14,071,400
SM Energy Co.(a)	124,000	7,307,320
Sunoco, Inc.	10,000	403,100
Valero Energy Corp.	540,000	12,484,800

		60,033,920

Paper & Forest Products - 1.1%
International Paper Co.	450,000	12,258,000

Pharmaceuticals - 6.2%
Abbott Laboratories	340,000	16,289,400
Bristol-Myers Squibb Co.	570,000	15,093,600
Eli Lilly & Co.	410,000	14,366,400
Forest Laboratories, Inc.*	70,000	2,238,600
Johnson & Johnson	160,000	9,896,000
King Pharmaceuticals, Inc.*	820,000	11,521,000
Pfizer, Inc.	40,000	700,400

		70,105,400

Semiconductors & Semiconductor Equipment - 8.9%
Altera Corp.(a)	340,000	12,097,200
Analog Devices, Inc.	230,000	8,664,100
Applied Materials, Inc.	970,000	13,628,500
Atmel Corp.*	480,000	5,913,600
Cypress Semiconductor Corp.*	90,000	1,672,200
Intel Corp.	980,000	20,609,400
Lam Research Corp.*	230,000	11,909,400
National Semiconductor Corp.(a)	740,000	10,182,400
ON Semiconductor Corp.*	400,000	3,952,000
Teradyne, Inc.*(a)	810,000	11,372,400

		100,001,200

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Software - 2.8%
CA, Inc.	490,000	$11,975,600
Microsoft Corp.	270,000	7,538,400
Symantec Corp.*	690,000	11,550,600

		31,064,600

Specialty Retail - 5.9%
Advance Auto Parts, Inc.	170,000	11,245,500
Gap, Inc. (The)	560,000	12,398,400
Limited Brands, Inc.	390,000	11,984,700
Ross Stores, Inc.	170,000	10,752,500
TJX Cos., Inc. (The)	270,000	11,985,300
Williams-Sonoma, Inc.(a)	210,000	7,494,900

		65,861,300

Tobacco - 1.8%
Philip Morris International, Inc.	350,000	20,485,500

Wireless Telecommunication Services - 1.1%
Sprint Nextel Corp.*	3,010,000	12,732,300

Total Common Stocks (Cost $968,376,061)		1,124,149,780

Short-Term Investments - 5.5%
Mutual Funds - 5.4%
State Street Navigator Securities Lending Prime Portfolio(b)	59,985,566	59,985,566

Security Description	Par Amount	Value

Repurchase Agreement - 0.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/2010 at 0.010% to be repurchased at $1,256,001 on 01/03/11 collateralized by $1,305,000 Federal Farm Credit Bank at 1.500% due 04/28/15 with a value of $1,285,425.	$1,256,000	$1,256,000

Total Short-Term Investments (Cost $61,241,566)		61,241,566

Total Investments - 105.5% (Cost $1,029,617,627#)		1,185,391,346

Other Assets and Liabilities (net) - (5.5)%		(61,475,496)

Net Assets - 100.0%		$1,123,915,850

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $1,048,698,940. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $168,925,927 and $32,233,521, respectively, resulting in a net unrealized appreciation of $136,692,406.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $58,279,412 and the collateral received consisted of cash in the amount of $59,985,566. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,124,149,780	$—	$—	$1,124,149,780
Short-Term Investments
Mutual Funds	59,985,566	—	—	59,985,566
Repurchase Agreement	—	1,256,000	—	1,256,000
Total Short-Term Investments	59,985,566	1,256,000	—	61,241,566
Total Investments	$1,184,135,346	$1,256,000	$—	$1,185,391,346

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$1,184,135,346
Repurchase Agreement	1,256,000
Cash	521
Receivable for shares sold	150,921
Dividends receivable	746,080

Total assets	1,186,288,868

Liabilities
Payables for:
Shares redeemed	1,587,501
Collateral for securities loaned	59,985,566
Accrued Expenses:
Management fees	557,207
Distribution and service fees - Class B	16,455
Distribution and service fees - Class E	13,309
Administration fees	5,231
Custodian and accounting fees	6,656
Deferred trustees’ fees	16,302
Other expenses	184,791

Total liabilities	62,373,018

Net Assets	$1,123,915,850

Net Assets Represented by
Paid in surplus	$1,415,716,072
Accumulated net realized loss	(460,111,991)
Unrealized appreciation on investments	155,773,719
Undistributed net investment income	12,538,050

Net Assets	$1,123,915,850

Net Assets
Class A	$939,392,133
Class B	79,274,681
Class E	105,249,036
Capital Shares Outstanding*
Class A	107,914,561
Class B	9,234,951
Class E	12,171,962
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.70
Class B	8.58
Class E	8.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,028,361,627.
(b)	Includes securities loaned at value of $58,279,412.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends	$19,345,084
Interest (a)	299,653

Total investment income	19,644,737

Expenses
Management fees	6,267,015
Administration fees	63,511
Custodian and accounting fees	83,443
Distribution and service fees - Class B	161,227
Distribution and service fees - Class E	150,452
Audit and tax services	34,778
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	247,288
Insurance	5,575
Miscellaneous	14,308

Total expenses	7,098,532

Net investment income	12,546,205

Net Realized and Unrealized Gain on Investments
Net realized gain on investments	79,975,876
Net change in unrealized appreciation on investments	35,437,565

Net realized and unrealized gain on investments	115,413,441

Net Increase in Net Assets from Operations	$127,959,646

(a)	Includes net income on securities loaned of $299,478.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$12,546,205	$13,978,888
Net realized gain (loss) on investments	79,975,876	(194,294,038)
Net change in unrealized appreciation on investments	35,437,565	349,327,119

Net increase in net assets resulting from operations	127,959,646	169,011,969

Distributions to Shareholders
From net investment income
Class A	(12,053,700)	(16,652,014)
Class B	(713,285)	(520,566)
Class E	(1,220,015)	(1,315,679)
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(13,987,000)	(18,488,259)

Net decrease in net assets from capital share transactions	(71,950,559)	(239,925,492)

Net Increase (Decrease) in Net Assets	42,022,087	(89,401,782)
Net assets at beginning of period	1,081,893,763	1,171,295,545

Net assets at end of period	$1,123,915,850	$1,081,893,763

Undistributed net investment income at end of period	$12,538,050	$13,978,845

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	967,743	$7,604,914	3,037,097	$19,180,334
Reinvestments	1,429,858	12,053,700	2,720,917	16,652,014
Redemption	(12,566,712)	(99,229,090)	(43,865,084)	(280,520,350)

Net decrease	(10,169,111)	$(79,570,476)	(38,107,070)	$(244,688,002)

Class B
Sales	3,169,064	$24,637,990	3,090,162	$20,703,271
Reinvestments	85,628	713,285	85,902	520,566
Redemptions	(1,348,415)	(10,485,056)	(943,885)	(6,348,716)

Net increase	1,906,277	$14,866,219	(2,232,179)	$14,875,121

Class E
Sales	1,754,461	$13,820,162	1,997,377	$13,069,964
Reinvestments	145,413	1,220,015	216,039	1,315,679
Redemptions	(2,830,210)	(22,286,479)	(3,705,636)	(24,498,254)

Net decrease	(930,336)	$(7,246,302)	(1,492,220)	$(10,112,611)

Decrease derived from capital shares transactions		$(71,950,559)		$(239,925,492)

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.82	$6.67	$11.14	$11.20	$10.14

Income Gain (Loss) from Investment Operations
Net Investment Income(a)	0.10	0.09	0.11	0.09	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.89	1.17	(4.10)	0.63	1.37

Total From Investment Operations	0.99	1.26	(3.99)	0.72	1.42

Less Distributions
Distributions from Net Investment Income	(0.11)	(0.11)	(0.06)	(0.08)	(0.02)
Distributions from Net Realized Capital Gains	—	—	(0.42)	(0.70)	(0.34)

Total Distributions	(0.11)	(0.11)	(0.48)	(0.78)	(0.36)

Net Asset Value, End of Period	$8.70	$7.82	$6.67	$11.14	$11.20

Total Return (%)	12.64	19.34	(37.17)	6.55	14.25

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.64	0.65	0.62	0.65 (c)	1.04
Ratio of Net Expenses to Average Net Assets (%)(d)	0.64	0.65	0.62	0.64	0.98
Ratio of Net Investment Income to Average Net Assets (%)	1.21	1.39	1.20	0.83	0.48
Portfolio Turnover Rate (%)	132.5	130.4	102.8	87.3	72.2
Net Assets, End of Period (in millions)	$939.4	$923.5	$1,041.2	$1,716.0	$131.0

	Class B
	Year Ended December 31,
	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$7.72	$6.58	$11.01	$10.91

Income Gain (Loss) from Investment Operations
Net Investment Income(a)	0.08	0.07	0.08	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.87	1.16	(4.04)	0.06

Total From Investment Operations	0.95	1.23	(3.96)	0.10

Less Distributions
Distributions from Net Investment Income	(0.09)	(0.09)	(0.05)	—
Distributions from Net Realized Capital Gains	—	—	(0.42)	—

Total Distributions	(0.09)	(0.09)	(0.47)	—

Net Asset Value, End of Period	$8.58	$7.72	$6.58	$11.01

Total Return (%)	12.36	19.10	(37.36)	0.92

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.89	0.90	0.87	0.89	*(c)
Ratio of Net Expenses to Average Net Assets (%)(d)	0.89	0.90	0.87	0.89	*
Ratio of Net Investment Income to Average Net Assets (%)	0.98	1.11	0.96	0.58	*
Portfolio Turnover Rate (%)	132.5	130.4	102.8	87.3
Net Assets, End of Period (in millions)	$79.3	$56.6	$33.5	$47.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Years Ended December 31,
	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$7.77	$6.62	$11.07	$10.96

Income Gain (Loss) from Investment Operations
Net Investment Income(a)	0.08	0.08	0.09	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.89	1.16	(4.07)	0.06

Total From Investment Operations	0.97	1.24	(3.98)	0.11

Less Distributions
Distributions from Net Investment Income	(0.09)	(0.09)	(0.05)	—
Distributions from Net Realized Capital Gains	—	—	(0.42)	—

Total Distributions	(0.09)	(0.09)	(0.47)	—

Net Asset Value, End of Period	$8.65	$7.77	$6.62	$11.07

Total Return (%)	12.58	19.20	(37.30)	1.00

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.79	0.80	0.77	0.79	*(c)
Ratio of Net Expenses to Average Net Assets (%)(d)	0.79	0.80	0.77	0.79	*
Ratio of Net Investment Income to Average Net Assets (%)	1.06	1.23	1.04	0.69	*
Portfolio Turnover Rate (%)	132.5	130.4	102.8	87.3
Net Assets, End of Period (in millions)	$105.2	$101.8	$96.6	$179.6

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/30/2007.
(c)	Excludes effect of deferred expense reimbursement.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B, and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less

14

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with BlackRock Advisors, LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$6,267,015	0.625%	First $250 Million

	0.60%	$250 Million to $500 Million

	0.575%	$500 Million to $1 Billion

	0.55%	$1 Billion to $2 Billion

	0.50%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E

15

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,388,439,849	$—	$1,438,233,940

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$13,987,000	$18,488,259	$—	$—	$13,987,000	$18,488,259

16

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$12,554,352	$—	$136,692,405	$(441,030,677)	$(291,783,920)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2011	Expiring 12/31/2016	Expiring 12/31/2017	Total

$14,588,867	$219,324,203	$207,117,607	$441,030,677

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

17

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Large Cap Core Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Large Cap Core Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the BlackRock Large Cap Core Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

22

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the BlackRock Large Cap Core Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five- year periods ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three- and five-year periods ended September 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of recent market conditions on the Sub-Adviser’s investment style, and the Sub-Adviser’s strong long-term performance. Based on its review, the Board concluded that the Portfolio’s performance was being addressed.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

23

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Large Cap Core Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and the Expense Universe median, and were below the Sub-advised Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

24

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the BlackRock Large Cap Core Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees were above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Met Investors Series Trust Clarion Global Real Estate Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Managed by ING Clarion Real Estate Securities LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned 16.28%, 16.10%, and 16.14%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 20.40%.

Market Environment/Conditions

The past twelve months have been a period of positive total returns for global real estate stocks, which have advanced by approximately 20% as improving capital market conditions and economic conditions continue to benefit investors. North American property stocks posted the best performance over the past twelve months, up more than 28%, followed by the Asia-Pacific and European regions, which were up 17% and 9%, respectively. Mixed macro-economic news continues to remind investors that patience will be required in this recovery. This has led to a bifurcation of central bank policies as policy in the Western economies continues to be accommodative, while central bankers in most Asia-Pacific markets are beginning to show a bias toward tightening.

Monetary policy that kept rates low in most parts of the world helped boost real estate values as 2010 proved to be a year characterized by an above-average involvement of the government hand in economic policy. Central bank policy remained generally accommodative globally, even in a handful of gradually tightening Asian and emerging market countries. Governments enacted sizeable and unprecedented spending programs, including quantitative easing in the U.S. and to a lesser extent Japan. In Europe, the European Union announced mechanisms to deal with sovereign debt issues which were surfacing in Southern Europe plus Ireland, most recently during 4Q10. Short-term interest rates have had the most upward pressure in the Asia-Pacific ex-Japan region, emerging markets and commodity-driven markets, such as Canada and Australia. A higher-than-expected November inflation number of 5% out of China versus the targeted 3% caused the Central Government to raise interest rates in December for the second time in 2010. Brazil’s Central Bank has provided a signal that it intends to raise policy rates following inflation numbers above its 4.75% target. Central banks in Canada and Australia both have raised rates multiple times this year, although have recently put rates on hold following economic indicators which were softer than expected. The disparity of Western Central Banks which are largely on hold, and close to zero in the U.S. and Japan, highlights the growth divide between developing economies and developed economies.

A year ago, all the developed markets were mired in recession and looking hopefully for recovery in 2010. Now all regions of the world have seemingly emerged from recession and this evolution had a significantly positive effect on commercial real estate assets. Combined with the continuing accommodative monetary policy that kept absolute levels of interest rates low, the implications for real estate values were very positive.

Positive spread investing remains core to the investment case as the ability of listed property companies to make investments that are additive to cash flow per share remains fundamental to the value creation thesis for shareholders. This depends not only on prospective growth as fundamentals bottom, but also on the spread between the yield of in-place cash flows relative to the cost of financing. An important part of the equation is the spread between implied capitalization rates and the cost of debt, which we estimate to be in the 200 basis point range on a global weighted-average basis.

Access to capital, both equity and debt, is essentially to the continued health of property companies. We estimate that property companies globally have raised in excess of $88 billion of equity over the past two years and in excess of $30 billion in unsecured debt. Debt has been raised competitively at spreads which are equal to or less than pre-Lehman credit crisis levels. The ability of public companies to access capital at reasonable costs will allow them to acquire high-quality properties at attractive pricing, which should lead to accretive earnings growth.

Portfolio Review/Current Positioning

While absolute returns were strong during the period, it was a challenging year from a relative standpoint. Relative performance trailed benchmark returns primarily as a result of asset allocation, which proved difficult to underwrite in a post-credit crisis environment of increased government involvement in economic and regulatory policy. The drivers of the significantly different returns to real estate stocks by region were not necessarily due to differences in property fundamentals or earnings growth. Instead, returns were driven more by differences in fiscal and monetary policies. The primary drivers of the allocation shortfall were an underweight to the outperforming U.S. market during the first half of 2010, an overweight to the underperforming Hong Kong market during the first quarter of 2010, and an underweight to the European region during the second and third quarter of 2010. Stock selection was a much smaller part of the relative underperformance for the year as positive stock selection in the U.S. was more than offset by sub-par stock selection in other regions during the period. The positioning of the U.S. portion of the portfolio to the more cyclical property types early in 2Q helped to add value during the period as the outperformance of portfolio holdings in the mall, hotels and apartment sectors was a notable bright spot. In the Asia-Pacific region, stock selection in Hong Kong was also a key contributor to relative performance and was largely the result of an underweight to the underperforming China residential developers during 2010. However, sub-par stock selection in Japan and Australia more than offset the outperformance in Hong Kong. In Europe, positions in French retail companies detracted from relative performance during the year.

1

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Managed by ING Clarion Real Estate Securities LLC

Portfolio Manager Commentary* (continued)

The Portfolio continues to be positioned with a positive bias to the Asia-Pacific region, a neutral bias to the Americas and a cautious stance towards property companies in Europe, which we expect will continue to lag despite the outperformance in the third quarter of 2010. Favorable stock selection will reside in the ability of a company to more quickly reflect improving economic conditions via its cash flows. Portfolio strategy is therefore focused on the more cyclically-sensitive geographies and property types. This includes shorter lease length property types including apartments and lodging as well as office markets in the Asia-Pacific region. This also includes office markets which have longer lease lengths but are exposed to quickly improving fundamentals and changes in sentiment, including the financial districts of Mid-town Manhattan and London. Real estate companies with the ability to benefit from improved consumer spending also remain a focus, including dominant mall companies in the U.S. and to a lesser extent in Europe and the Asia-Pacific region. Regions and companies with above-average yield via the dividend and companies which are likely to increase dividend payouts also remain important considerations in Portfolio stock selection. Our outlook remains predicated on the assumption of gradual but steady global economic growth.

T. Ritson Ferguson, Chief Investment Officer

Steven D. Burton, Managing Director

Joseph P. Smith, Managing Director

Portfolio Manager

ING Clarion Real Estate Securities LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings
% of Net Assets
Sun Hung Kai Properties, Ltd.	6.1
Simon Property Group, Inc. (REIT)	3.7
Unibail-Rodamco (REIT)	3.3
Equity Residential (REIT)	2.9
Vornado Realty Trust (REIT)	2.9
Mitsui Fudosan Co., Ltd.	2.5
Mitsubishi Estate Co., Ltd.	2.4
Hongkong Land Holdings, Ltd.	2.4
Wharf Holdings, Ltd. (The)	2.4
Macerich Co. (The) (REIT)	2.4

Top Countries

% of Market Value of Total Investments
United States	43.1
Hong Kong	12.0
Japan	9.3
Australia	9.2
Singapore	5.9
United Kingdom	5.5
France	4.7
Canada	4.2
Bermuda	3.1
Others	3.0

2

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Clarion Global Real Estate Portfolio managed by

ING Clarion Real Estate Securities LLC vs. FTSE EPRA/NAREIT Developed Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 year	5 year	Since Inception[3]
Clarion Global Real Estate Portfolio—Class A	16.28%	1.53%	7.20%
Class B	16.10%	1.31%	6.95%
Class E	16.14%	1.38%	7.05%
FTSE EPRA / NAREIT Developed Index[1]	20.40%	2.88%	9.34%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 5/1/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.69%	$1,000.00	$1,252.10	$3.92
Hypothetical*	0.69%	1,000.00	1,021.73	3.52

Class B
Actual	0.94%	$1,000.00	$1,251.50	$5.33
Hypothetical*	0.94%	1,000.00	1,020.47	4.79

Class E
Actual	0.84%	$1,000.00	$1,252.50	$4.77
Hypothetical*	0.84%	1,000.00	1,020.97	4.28

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.4%
Australia - 9.5%
Dexus Property Group (REIT)	18,455,212	$15,009,480
Goodman Group (REIT)	22,348,305	14,858,201
GPT Group (REIT)	6,627,620	19,923,587
ING Office Fund (REIT)(a)	17,383,700	9,870,655
Mirvac Group (REIT)	6,283,497	7,873,478
Stockland (REIT)	4,037,536	14,863,190
Westfield Group (REIT)	3,019,750	29,596,650
Westfield Retail Trust (REIT)*	6,520,715	17,152,049

		129,147,290

Bermuda - 3.2%
Great Eagle Holdings, Ltd.	1,005,600	3,127,137
Hongkong Land Holdings, Ltd.	4,509,700	32,716,778
Kerry Properties, Ltd.	1,497,600	7,750,671

		43,594,586

Canada - 4.3%
Brookfield Properties Corp.(a)	823,200	14,430,696
Calloway Real Estate Investment Trust (REIT)	424,300	9,968,725
Canadian Real Estate Investment Trust (REIT)	87,000	2,715,744
Cominar Real Estate Investment Trust (REIT)	183,000	3,832,201
H&R Real Estate Investment Trust (REIT)	260,000	5,078,717
Primaris Retail Real Estate Investment Trust (REIT)	146,500	2,877,863
RioCan Real Estate Investment Trust (REIT)	902,100	19,951,945

		58,855,891

Cayman Islands - 0.6%
Agile Property Holdings, Ltd.	2,381,600	3,519,058
Longfor Properties	2,925,000	4,066,252

		7,585,310

France - 4.9%
Fonciere des Regions (REIT)	17,770	1,724,663
Mercialys (REIT)	218,140	8,215,017
Nexity	141,790	6,490,472
Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT)	41,940	5,206,143
Unibail-Rodamco (REIT)	227,150	45,099,443

		66,735,738

Hong Kong - 12.4%
Cheung Kong Holdings, Ltd.	367,900	5,657,487
China Overseas Land & Investment, Ltd.	6,930,000	12,830,055
Hang Lung Properties, Ltd.	2,354,100	10,946,678
Hysan Development Co., Ltd.	845,500	3,990,626

Security Description	Shares	Value

Hong Kong - continued
Link (The) (REIT)	2,999,100	$9,315,989
New World Development Co., Ltd.	3,101,000	5,819,284
Sino Land Co., Ltd.	2,368,000	4,426,217
Sun Hung Kai Properties, Ltd.	5,025,700	82,979,304
Wharf Holdings, Ltd. (The)	4,232,800	32,523,447

		168,489,087

Japan - 9.6%
Frontier Real Estate Investment Corp. (REIT)	474	4,528,089
Japan Logistics Fund, Inc. (REIT)	481	4,541,748
Japan Real Estate Investment Corp. (REIT)	1,324	13,740,948
Japan Retail Fund Investment Corp. (REIT)	2,840	5,450,394
Kenedix Realty Investment Corp. (REIT)	774	3,638,393
Mitsubishi Estate Co., Ltd.	1,769,010	32,812,514
Mitsui Fudosan Co., Ltd.	1,738,974	34,667,807
Nippon Accommodations Fund, Inc. (REIT)	431	3,336,255
Nippon Building Fund, Inc. (REIT)(a)	296	3,038,034
Sumitomo Realty & Development Co., Ltd.(a)	770,300	18,392,201
United Urban Investment Corp. (REIT)(a)	4,812	6,156,636

		130,303,019

Netherlands - 0.9%
Corio N.V. (REIT)	115,070	7,409,002
Eurocommercial Properties N.V. (REIT)	112,900	5,213,514

		12,622,516

Norway - 0.3%
Norwegian Property ASA*	2,456,050	4,365,741

Singapore - 6.1%
CapitaCommercial Trust (REIT)	11,010,000	12,883,064
Capitaland, Ltd.	8,242,700	23,921,378
CapitaMall Trust (REIT)	7,186,923	10,919,379
City Developments, Ltd.	404,400	3,957,048
Frasers Centrepoint Trust (REIT)	1,740,600	2,034,293
Global Logistic Properties, Ltd.*	11,927,900	20,072,333
Keppel Land, Ltd.	1,321,500	4,942,091
Suntec Real Estate Investment Trust (REIT)	3,936,000	4,600,237

		83,329,823

Sweden - 0.7%
Castellum A.B.	300,700	4,119,610
Hufvudstaden A.B. - A Shares	487,110	5,690,811

		9,810,421

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Switzerland - 0.6%
Swiss Prime Site A.G.	114,870	$8,578,408

United Kingdom - 5.7%
British Land Co. plc (REIT)	1,478,887	12,110,827
Capital Shopping Centres Group plc (REIT)	1,138,810	7,424,227
Derwent London plc (REIT)	549,180	13,382,471
Grainger plc	1,461,140	2,411,444
Great Portland Estates plc (REIT)	1,215,810	6,845,285
Hammerson plc (REIT)	795,089	5,178,183
Land Securities Group plc (REIT)	2,169,903	22,834,516
Safestore Holdings plc	2,288,900	4,641,946
Segro plc (REIT)	607,985	2,718,366

		77,547,265

United States - 38.6%
Alexandria Real Estate Equities, Inc. (REIT)(a)	190,100	13,926,726
AMB Property Corp. (REIT)(a)	343,900	10,905,069
Apartment Investment & Management Co. - Class A(a)	543,100	14,033,704
AvalonBay Communities, Inc. (REIT)(a)	208,848	23,505,842
Boston Properties, Inc. (REIT)(a)	316,400	27,242,040
BRE Properties, Inc. - Class A (REIT)(a)	286,946	12,482,151
Developers Diversified Realty Corp. (REIT)(a)	994,800	14,016,732
Digital Realty Trust, Inc. (REIT)(a)	49,000	2,525,460
Equity Residential (REIT)(a)	765,700	39,778,115
Federal Realty Investment Trust (REIT)(a)	180,934	14,100,187
General Growth Properties, Inc. (REIT)(a)	1,393,600	21,572,928
HCP, Inc. (REIT)	164,300	6,044,597
Highwoods Properties, Inc. (REIT)(a)	245,678	7,824,844
Host Hotels & Resorts, Inc. (REIT)(a)	1,273,771	22,762,288
Kimco Realty Corp. (REIT)(a)	234,300	4,226,772
Liberty Property Trust (REIT)	505,300	16,129,176
Macerich Co. (The) (REIT)(a)	683,988	32,400,512
Nationwide Health Properties, Inc. (REIT)	388,159	14,121,224
Pebblebrook Hotel Trust (REIT)(a)	188,200	3,824,224
Peoples Choice Financial Corp. (144A)*(b)(d)	60,000	0
ProLogis (REIT)(a)	1,331,600	19,228,304
Public Storage (REIT)(a)	130,200	13,204,884
Regency Centers Corp. (REIT)(a)	468,134	19,773,980
Simon Property Group, Inc. (REIT)(a)	508,443	50,584,994
SL Green Realty Corp. (REIT)(a)	228,560	15,430,086

Security Description	Shares/Par Amount	Value

United States - continued
Starwood Hotels & Resorts Worldwide, Inc.(a)	254,000	$15,438,120
Tanger Factory Outlet Centers, Inc. (REIT)(a)	137,265	7,026,595
Taubman Centers, Inc. (REIT)(a)	215,413	10,874,048
UDR, Inc. (REIT)(a)	715,775	16,835,028
Ventas, Inc. (REIT)(a)	320,700	16,830,336
Vornado Realty Trust (REIT)	475,669	39,637,497

		526,286,463

Total Common Stocks (Cost $1,064,332,390)		1,327,251,558

Short-Term Investments - 5.9%
Mutual Funds - 3.6%
State Street Navigator Securities Lending Prime Portfolio(c)	48,748,763	48,748,763

Repurchase Agreement - 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $32,060,027 on 01/03/10 collateralized by $32,705,000 Federal National Mortgage Association at 1.250% due 09/30/13 with a value of $32,705,000.	$32,060,000	32,060,000

Total Short-Term Investments (Cost $80,808,763)		80,808,763

Total Investments - 103.3% (Cost $1,145,141,153#)		1,408,060,321

Other Assets and Liabilities (net) - (3.3)%		(45,302,512)

Net Assets - 100.0%		$1,362,757,809

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $1,258,093,229. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $271,267,406 and $121,300,314, respectively, resulting in a net unrealized appreciation of $149,967,092.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $48,135,148 and the collateral received consisted of cash in the amount of $48,748,763 and non-cash collateral with a value of $717,618. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $0, which is 0.0% of the Portfolio’s net assets.
(c)	Represents investment of collateral received from securities lending transactions.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees.
REIT	- A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2010 (Unaudited)
% of Net Assets
Diversified	22.9
Operating & Development	14.8
Regional Malls	14.0
Real Estate Investment Trusts (REIT)	9.4
Office	8.2
Apartments	8.0
Real Estate	5.2
Industrials	3.2
Lodging	3.1
Management & Services	2.8

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$17,152,049	$111,995,241	$—	$129,147,290
Bermuda	—	43,594,586	—	43,594,586
Canada	58,855,891	—	—	58,855,891
Cayman Islands	—	7,585,310	—	7,585,310
France	—	66,735,738	—	66,735,738
Hong Kong	—	168,489,087	—	168,489,087
Japan	—	130,303,019	—	130,303,019
Netherlands	—	12,622,516	—	12,622,516
Norway	—	4,365,741	—	4,365,741
Singapore	—	83,329,823	—	83,329,823
Sweden	—	9,810,421	—	9,810,421
Switzerland	—	8,578,408	—	8,578,408
United Kingdom	—	77,547,265	—	77,547,265
United States	526,286,463	—	—	526,286,463
Total Common Stocks	602,294,403	724,957,155	—	1,327,251,558
Short-Term Investments
Mutual Funds	48,748,763	—	—	48,748,763
Repurchase Agreement	—	32,060,000	—	32,060,000
Total Short-Term Investments	48,748,763	32,060,000	—	80,808,763
Total Investments	$651,043,166	$757,017,155	$—	$1,408,060,321

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$1,376,000,321
Repurchase Agreement	32,060,000
Cash	952
Cash denominated in foreign currencies (c)	547,327
Receivable for investments sold	2,659,488
Receivable for shares sold	994,268
Dividends receivable	3,801,459

Total assets	1,416,063,815

Liabilities
Payables for:
Investments purchased	2,628,453
Shares redeemed	947,442
Collateral for securities loaned	48,748,763
Accrued Expenses:
Management fees	688,771
Distribution and service fees - Class B	94,495
Distribution and service fees - Class E	5,185
Administration fees	6,003
Custodian and accounting fees	46,024
Deferred trustees’ fees	16,302
Other expenses	124,568

Total liabilities	53,306,006

Net Assets	$1,362,757,809

Net Assets Represented by
Paid in surplus	$1,670,503,528
Accumulated net realized loss	(577,350,959)
Unrealized appreciation on investments and foreign currency transactions	262,953,546
Undistributed net investment income	6,651,694

Net Assets	$1,362,757,809

Net Assets
Class A	$859,637,037
Class B	461,260,756
Class E	41,860,016
Capital Shares Outstanding*
Class A	83,996,501
Class B	45,242,815
Class E	4,094,987
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.23
Class B	10.20
Class E	10.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,113,081,153.
(b)	Includes securities loaned at value of $48,135,148.
(c)	Identified cost of cash denominated in foreign currencies was $537,531.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$42,391,982
Interest (b)	331,122

Total investment income	42,723,104

Expenses
Management fees	7,494,894
Administration fees	71,593
Custodian and accounting fees	522,409
Distribution and service fees - Class B	1,007,594
Distribution and service fees - Class E	58,353
Audit and tax services	35,126
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	146,267
Insurance	6,733
Miscellaneous	13,971

Total expenses	9,427,875
Less broker commission recapture	(134,960)

Net expenses	9,292,915

Net investment income	33,430,189

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(15,078,531)
Foreign currency transactions	131,135

Net realized loss on investments and foreign currency transactions	(14,947,396)

Net change in unrealized appreciation on:
Investments	173,558,597
Foreign currency transactions	29,604

Net change in unrealized appreciation on investments and foreign currency transactions	173,588,201

Net realized and unrealized gain on investments and foreign currency transactions	158,640,805

Net Increase in Net Assets from Operations	$192,070,994

(a)	Net of foreign withholding taxes of $4,233,980.
(b)	Includes net income on securities loaned of $325,265.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$33,430,189	$29,075,951
Net realized loss on investments and foreign currency transactions	(14,947,396)	(282,553,579)
Net change in unrealized appreciation on investments and foreign currency transactions	173,588,201	577,719,201

Net increase in net assets resulting from operations	192,070,994	324,241,573

Distributions to Shareholders
From net investment income
Class A	(64,405,877)	(21,395,042)
Class B	(32,700,835)	(9,985,927)
Class E	(3,244,095)	(1,151,099)
From net realized gains
Class A	—	—
Class B	—	—
Class C	—	—

Net decrease in net assets resulting from distributions	(100,350,807)	(32,532,068)

Net increase in net assets from capital share transactions	115,267,599	16,007,146

Net Increase in Net Assets	206,987,786	307,716,651
Net assets at beginning of period	1,155,770,023	848,053,372

Net assets at end of period	$1,362,757,809	$1,155,770,023

Undistributed net investment income at end of period	$6,651,694	$42,958,519

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	10,747,234	$100,028,325	17,353,373	$120,866,113
Reinvestments	7,000,639	64,405,877	3,423,207	21,395,042
Redemptions	(9,676,184)	(90,756,921)	(17,029,434)	(136,442,146)

Net increase	8,071,689	$73,677,281	3,747,146	$5,819,009

Class B
Sales	6,914,873	$64,973,323	7,901,309	$56,009,403
Reinvestments	3,562,183	32,700,835	1,597,748	9,985,927
Redemptions	(5,935,730)	(55,159,730)	(6,694,916)	(51,766,215)

Net increase	4,541,326	$42,514,428	2,804,141	$14,229,115

Class E
Sales	294,653	$2,833,161	520,313	$3,684,574
Reinvestments	352,619	3,244,095	183,882	1,151,099
Redemptions	(748,401)	(7,001,366)	(1,214,452)	(8,876,651)

Net decrease	(101,129)	$(924,110)	(510,257)	$(4,040,978)

Increase derived from capital shares transactions		$115,267,599		$16,007,146

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.58	$7.40	$14.08	$18.13	$14.15

Income (Loss) from Investment Operations
Net Investment Income(a)	0.27	0.24	0.32	0.22	0.28
Net Realized and Unrealized Gain (Loss) on Investments	1.20	2.21	(5.53)	(2.59)	4.81

Total From Investment Operations	1.47	2.45	(5.21)	(2.37)	5.09

Less Distributions
Distributions from Net Investment Income	(0.82)	(0.27)	(0.25)	(0.19)	(0.19)
Distributions from Net Realized Capital Gains	—	—	(1.22)	(1.49)	(0.92)

Total Distributions	(0.82)	(0.27)	(1.47)	(1.68)	(1.11)

Net Asset Value, End of Period	$10.23	$9.58	$7.40	$14.08	$18.13

Total Return (%)	16.28	35.12	(41.56)	(14.79)	37.90

Ratios/Supplemental Data
Ratio of Net Expenses to Average Net Assets (%)	0.69	0.73	0.67	0.62	0.66
Ratio of Expenses to Average Net Assets (%)	0.69	0.73	0.69	0.65	0.70
Ratio of Net Investment Income to Average Net Assets (%)	2.86	3.16	2.91	1.35	1.74
Portfolio Turnover Rate (%)	54.5	66.0	146.2	110.0	73.0
Net Assets, End of Period (in millions)	$859.6	$727.0	$534.1	$711.9	$627.5

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.55	$7.37	$14.01	$18.06	$14.11

Income (Loss) from Investment Operations
Net Investment Income(a)	0.24	0.22	0.29	0.21	0.23
Net Realized and Unrealized Gain (Loss) on Investments	1.21	2.21	(5.50)	(2.62)	4.81

Total From Investment Operations	1.45	2.43	(5.21)	(2.41)	5.04

Less Distributions
Distributions from Net Investment Income	(0.80)	(0.25)	(0.21)	(0.15)	(0.17)
Distributions from Net Realized Capital Gains	—	—	(1.22)	(1.49)	(0.92)

Total Distributions	(0.80)	(0.25)	(1.43)	(1.64)	(1.09)

Net Asset Value, End of Period	$10.20	$9.55	$7.37	$14.01	$18.06

Total Return (%)	16.10	34.74	(41.67)	(15.01)	37.58

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.94	0.98	0.93	0.90	0.95
Ratio of Net Expenses to Average Net Assets (%)(b)	0.94	0.98	0.92	0.87	0.92
Ratio of Net Investment Income to Average Net Assets (%)	2.60	2.90	2.57	1.30	1.43
Portfolio Turnover Rate (%)	54.5	66.0	146.2	110.0	73.0
Net Assets, End of Period (in millions)	$461.3	$388.6	$279.2	$484.8	$623.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.57	$7.38	$14.04	$18.08	$14.13

Income (Loss) from Investment Operations
Net Investment Income(a)	0.25	0.23	0.29	0.26	0.25
Net Realized and Unrealized Gain (Loss) on Investments	1.21	2.22	(5.51)	(2.64)	4.80

Total From Investment Operations	1.46	2.45	(5.22)	(2.38)	5.05

Less Distributions
Distributions from Net Investment Income	(0.81)	(0.26)	(0.22)	(0.17)	(0.18)
Distributions from Net Realized Capital Gains	—	—	(1.22)	(1.49)	(0.92)

Total Distributions	(0.81)	(0.26)	(1.44)	(1.66)	(1.10)

Net Asset Value, End of Period	$10.22	$9.57	$7.38	$14.04	$18.08

Total Return (%)	16.14	34.96	(41.68)	(14.86)	37.62

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.84	0.88	0.83	0.80	0.85
Ratio of Net Expenses to Average Net Assets (%)(b)	0.84	0.88	0.81	0.76	0.82
Ratio of Net Investment Income to Average Net Assets (%)	2.68	3.02	2.62	1.54	1.55
Portfolio Turnover Rate (%)	54.5	66.0	146.2	110.0	73.0
Net Assets, End of Period (in millions)	$41.9	$40.1	$34.7	$72.7	$119.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, forward transactions, passive foreign investment companies (PFIC), Real Estate Investment Trusts (REITs), deferred trustees compensation, capital loss carryforwards, broker commission recapture, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with ING Clarion Real Estate Securities LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

15

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$7,494,894	0.70%	First $200 Million

	0.65%	$200 Million to $750 Million

	0.55%	over $750 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	NonU.S. Government	U.S. Government	NonU.S. Government

$—	$672,654,743	$—	$642,673,761

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$100,350,807	$32,532,068	$—	$—	$100,350,807	$32,532,068

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$54,936,795	$—	$150,003,104	$(512,669,316)	$(307,729,417)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$193,635,592	$231,334,681	$87,699,043	$512,669,316

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

17

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Clarion Global Real Estate Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clarion Global Real Estate Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Clarion Global Real Estate Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

22

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Clarion Global Real Estate Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the three-year period ended September 30, 2010, and underperformed the benchmark for the one- and five year periods ended September 30, 2010. The Board took into account that the Portfolio’s previous Sub-Adviser was replaced on April 28, 2008. The Board also took into account management’s discussion of the Portfolio’s performance. The Board also took into account the peer group used for comparative purposes. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

23

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Clarion Global Real Estate Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

24

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Clarion Global Real Estate Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Met Investors Series Trust Dreman Small Cap Value Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Managed by Dreman Value Management, L.L.C.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Dreman Small Cap Value Portfolio returned 19.53% and 19.25%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 24.50%.

Market Environment/Conditions

Though the year end numbers of the equity markets looked impressive, the ride was certainly not smooth. The year started like a rocket ship shooting up over the first four months. The summer months put a chill on investors as major indexes gave up their gains and headed into negative territory. The fourth quarter brought a rousing finish to a second consecutive year of outperformance for the US equity market. Stocks ended the year on a roll in reaction to the US Federal Reserve Board’s “quantitative easing” policy, a steady improvement in economic data and a more market-friendly political environment. This positive backdrop fueled investor risk appetites, helping small-caps outperform both their mid- and large-cap counterparts. Growth trumped value for the second consecutive year as richly valued stocks (as measured by the price-to-earnings ratio or “P/E”) posted equal or better returns than low P/E stocks, the staple of our valuation philosophy.

Portfolio Review/Current Positioning

For 2010 the Portfolio posted an impressive absolute return but failed to keep pace with the index. From a sector standpoint the largest relative detractor for the Portfolio was Consumer Discretionary as the Portfolio’s stock selection hurt performance. Our discipline in avoiding over leveraged companies kept us from chasing returns in the Automotive Components industry. With the help of “quantitative easing” from the Federal Reserve this industry posted an average return of 58.9%. Performance was negatively impacted as the Portfolio had no exposure to this outperforming industry. One of our weaker performers in the Consumer Discretionary sector was Jones Group down over 16% as rising input costs put pressure on margins. At year end, we continue to hold the stock as it remains one of the cheapest names in its industry and trades at just 9 times next twelve month estimated earnings. Several stocks in the Consumer Discretionary sector posted strong returns for the Portfolio. Life Time Fitness, an owner and operator of large footprint fitness centers, was up 64% as it continued to expand its store base and drive earnings growth. We trimmed the stock throughout the year into strength. Jakks Pacific, a toy manufacturer and distributor, was up 50% as its new products took hold and fueled positive earnings surprises. Brinker International, an operator and franchisor of restaurants including Chili’s Bar & Grill, was up 43% for the year. The stock exceeded depressed earnings expectations on the heels of a slowly recovering consumer and timely promotions that improved foot traffic at its restaurants. We took profits at several points in the year as the stock moved higher. As of year-end, we continue to have a slight overweight in the Consumer Discretionary sector.

The Health Care sector also hurt performance for the year on a relative basis. In Health Care, our worst performer was Amedisys, a hospice and home health care provider that fell 31%. The stock started to weaken back in April of this year declining from its highs in the $60’s to the mid $40’s following a negative Wall Street Journal article highlighting reimbursement practices of the home health care providers. Shares of Amedisys plunged to the mid $20s in the third quarter subsequent to the announcement that the SEC had commenced an investigation into the company’s Medicare reimbursement process. Exacerbating the stock price reaction to this announcement was the release of much weaker than expected second quarter results and a slew of analyst downgrades. Amedisys was a stock that we had trimmed twice earlier in the year around $60. We were reluctant to add as the stock fell from these levels, but increased our position aggressively in the mid $20s. We view this sell off as a classic overreaction and believe the shares are very attractive at 7 times next twelve months earnings. Since adding to the stock it has moved higher and closed the year at $33.50. Health Care also had one of the Portfolio’s best performers of the year, HealthSpring, up 50%. The company, a provider of supplemental Medicare plans, took off in the third quarter after announcing the accretive acquisition of Bravo Health, another managed care organization that expands the company’s coverage in new geographical areas. This acquisition further improves the company’s position to benefit from the expanding role of Medicare in the healthcare system.

In the Information Technology sector we lagged the index slightly due to stock selection. Net 1 U.E.P.S. Technologies dropped 36% over the year as it faced large contract renewals with the African Government. The company provides universal electronic payment systems for unbanked or under-banked populations in developing economies. While we have yet to add to our position given the uncertainty surrounding the negotiations we continue to hold the stock in the Portfolio as the stock is trading at an attractive valuation level of 7.1 times next twelve month earnings. We took advantage of favorable price movements in Lexmark, up 34%, Plantronics, up 44%, and Anixter International, up 34% to harvest gains. We also added a new position in this sector during the fourth quarter with Arris Group, a provider of supplies and equipment for cable system operators. The stock is attractively valued to its peers and itself and could benefit from the growth of content being pushed through high speed internet and cable.

On a positive note, our continued negative bias on the small cap banks proved helpful as the Financial sector lagged for the year. Many of the small cap banks struggled with rising nonperforming loans coupled with the ever looming pay back of TARP (Troubled Asset Relief Program) funds. Although, we have correctly been bearish on this space for some time, and remain underweight versus the benchmark, falling valuations and an improving economy has peaked our interest as we hunt for bargains. While the banks continued to struggle, surprisingly Real Estate Investment Trusts (REITs) showed resolve and posted the best results within the Financial Sector. Fortunately we raised our weighting in several REITs at the beginning of the year. CBL & Associates, a mall REIT, was up over 91% as cap rates improved

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Dreman Small Cap Value Portfolio

Managed by Dreman Value Management, L.L.C.

Portfolio Manager Commentary* (continued)

and the company opportunistically added new properties to its Portfolio. Overall, as of year-end, we remain underweight the Financial Sector with the majority of the underweight in Banks and REITs.

We also had good stock selection in the Energy sector where several names posted strong returns. In the Exploration and Development Industry three names stood out: SM Energy up 72%; Forest Oil, up 70%; and W&T offshore, up 61%. With such strong performance we moved out of SM Energy and also sold Forest Oil as its market cap breached the $4 billion level. In the Equipment and Services industry Superior Energy Services led the way jumping 44% as revenues and margins climbed after the BP oil spill forced many rig owners to fast track maintenance that had been previously put off. As of year-end, we remain overweight Energy as the sector remains attractively valued.

The Portfolio also outpaced the index in the Consumer Staples and Utilities Sectors. In the Consumer Staples Sector, Corn Products, a high-fructose syrup (HFCS) maker, bested analyst expectations on strong revenue and margin improvement due to the rise in sugar prices, a main substitute for HFCS. In the Utilities Sector stock selection coupled with our slight underweight in the sector helped performance. Finally, cash hurt the Portfolio by 161 basis points as the index returned 24.5% over the year.

Dreman Value Management, L.L.C. (DVM) remains committed to its value philosophy and process.

David Dreman

Cliff Hoover

Mark Roach

Portfolio Managers

Dreman Value Management, L.L.C.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
W&T Offshore, Inc.	1.3
Del Monte Foods Co.	1.2
Tesoro Corp.	1.2
Esterline Technologies Corp.	1.2
OM Group, Inc.	1.1
New Gold, Inc.	1.1
Jabil Circuit, Inc.	1.1
Amedisys, Inc.	1.1
Superior Energy Services, Inc.	1.1
Thompson Creek Metals Co., Inc.	1.1

Top Sectors

% of Market Value of Total Investments
Financials	18.2
Non-Cyclical	16.2
Industrials	14.7
Short-Term Investments	14.7
Cyclical	9.3
Energy	6.8
Technology	5.6
Basic Materials	5.2
Communications	5.0
Utilities	4.3

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Dreman Small Cap Value Portfolio

Dreman Small Cap Value Portfolio managed by

Dreman Value Management, L.L.C. vs. Russell 2000 Value Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 year	Since Inception[3]
Dreman Small Cap Value Portfolio—Class A	19.53%	7.26%	8.79%
Class B	19.25%	—	5.51%
Russell 2000 Value Index[1]	24.50%	3.52%	5.67%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividend and capital gains distributions.

3 Inception of Class A shares is 05/02/2005. Inception of Class B shares is 4/28/2008. Index returns are based on an inception date of 05/02/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Dreman Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.87%	$1,000.00	$1,246.90	$4.98
Hypothetical*	0.87%	1,000.00	1,020.77	4.48

Class B
Actual	1.12%	$1,000.00	$1,246.20	$6.34
Hypothetical*	1.12%	1,000.00	1,019.56	5.70

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Dreman Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 95.1%
Aerospace & Defense - 2.2%
Alliant Techsystems, Inc.*	37,350	$2,779,961
Esterline Technologies Corp.*	47,750	3,275,172

		6,055,133

Auto Components - 0.6%
Cooper Tire & Rubber Co.	69,790	1,645,648

Beverages - 0.8%
Central European Distribution Corp.*	98,338	2,251,940

Building Products - 1.0%
Ameron International Corp.	35,098	2,680,434

Capital Markets - 3.2%
Apollo Investment Corp.	244,200	2,703,294
Investment Technology Group, Inc.*	19,160	313,649
Raymond James Financial, Inc.	87,400	2,857,980
Waddell & Reed Financial, Inc. - Class A(a)	80,190	2,829,905

		8,704,828

Chemicals - 3.0%
OM Group, Inc.*	81,750	3,148,192
RPM International, Inc.	126,175	2,788,468
Scotts Miracle-Gro Co. (The) - Class A	45,625	2,316,381

		8,253,041

Commercial & Professional Services - 2.0%
Brink’s Co. (The)	100,200	2,693,376
Geo Group, Inc. (The)*	112,308	2,769,515

		5,462,891

Commercial Banks - 3.9%
BancorpSouth, Inc.(a)	125,875	2,007,706
Bank of Hawaii Corp.	51,400	2,426,594
FirstMerit Corp.	137,358	2,718,315
Fulton Financial Corp.	262,650	2,715,801
Prosperity Bancshares, Inc.(a)	21,258	835,014

		10,703,430

Communications Equipment - 2.9%
Arris Group, Inc.*	243,108	2,727,672
CommScope, Inc.*	82,045	2,561,445
Plantronics, Inc.	73,075	2,719,851

		8,008,968

Computers & Peripherals - 2.2%
Lexmark International, Inc. - Class A*	65,075	2,265,912
NCR Corp.*	88,612	1,361,966
Synaptics, Inc.*(a)	84,119	2,471,416

		6,099,294

Construction & Engineering - 1.9%
EMCOR Group, Inc.*	93,070	2,697,169

Security Description	Shares	Value

Construction & Engineering - continued
Tutor Perini Corp.(a)	123,851	$2,651,650

		5,348,819

Consumer Finance - 0.2%
Cash America International, Inc.(a)	11,449	422,812

Diversified Consumer Services - 0.8%
Regis Corp.(a)	140,285	2,328,731

Electric Utilities - 2.9%
Allete, Inc.(a)	72,775	2,711,597
IDACORP, Inc.	67,345	2,490,418
NV Energy, Inc.	195,125	2,741,506

		7,943,521

Electrical Equipment - 3.0%
EnerSys*	85,400	2,743,048
General Cable Corp.*	79,240	2,780,532
GrafTech International, Ltd.*	132,950	2,637,728

		8,161,308

Electronic Equipment, Instruments & Components - 2.1%
Anixter International, Inc.(a)	46,235	2,761,617
Jabil Circuit, Inc.	152,700	3,067,743

		5,829,360

Energy Equipment & Services - 3.0%
Atwood Oceanics, Inc.*	71,763	2,681,783
Cal Dive International, Inc.*	452,075	2,563,265
Superior Energy Services, Inc.*	86,430	3,024,186

		8,269,234

Food & Staples Retailing - 1.0%
Nash Finch Co.	64,202	2,729,227

Food Products - 2.2%
Corn Products International, Inc.	60,225	2,770,350
Del Monte Foods Co.	178,590	3,357,492

		6,127,842

Health Care Equipment & Supplies - 3.0%
Alere, Inc.*(a)	77,713	2,844,296
STERIS Corp.	73,550	2,681,633
Teleflex, Inc.	49,425	2,659,559

		8,185,488

Health Care Providers & Services - 5.9%
Amedisys, Inc.*(a)	91,198	3,055,133
Amsurg Corp.*	130,826	2,740,805
Healthspring, Inc.*	102,490	2,719,060
LifePoint Hospitals, Inc.*	74,715	2,745,776
MEDNAX, Inc.*	39,500	2,657,955
Owens & Minor, Inc.(a)	81,137	2,387,862

		16,306,591

See accompanying notes to financial statements.

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Dreman Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Hotels, Restaurants & Leisure - 3.4%
Brinker International, Inc.	124,525	$2,600,082
International Speedway Corp. - Class A	91,230	2,387,489
LIFE TIME FITNESS, Inc.*	38,003	1,557,743
Sonic Corp.*	271,170	2,744,241

		9,289,555

Household Durables - 2.0%
Helen of Troy, Ltd.*	91,575	2,723,441
Jarden Corp.	89,254	2,755,271

		5,478,712

Insurance - 6.4%
Allied World Assurance Co. Holdings, Ltd.	47,432	2,819,358
Argo Group International Holdings, Ltd.	71,391	2,673,593
Aspen Insurance Holdings, Ltd.	85,525	2,447,725
Endurance Specialty Holdings, Ltd.	37,726	1,738,037
Hanover Insurance Group, Inc. (The)	54,800	2,560,256
Platinum Underwriters Holdings, Ltd.	53,930	2,425,232
Protective Life Corp.	105,580	2,812,651
StanCorp Financial Group, Inc.	3,125	141,063

		17,617,915

Internet & Catalog Retail - 0.7%
NutriSystem, Inc.	96,809	2,035,893

Internet Software & Services - 1.0%
EarthLink, Inc.(a)	304,000	2,614,400

IT Services - 2.9%
CACI International, Inc. - Class A*	53,675	2,866,245
DST Systems, Inc.	61,425	2,724,199
Jack Henry & Associates, Inc.	83,006	2,419,625

		8,010,069

Leisure Equipment & Products - 0.8%
JAKKS Pacific, Inc.*	125,000	2,277,500

Life Sciences Tools & Services - 1.0%
Charles River Laboratories International, Inc.*(a)	75,475	2,682,382

Machinery - 1.6%
Barnes Group, Inc.(a)	137,380	2,839,644
Briggs & Stratton Corp.	82,840	1,631,120

		4,470,764

Marine - 0.8%
Diana Shipping, Inc.*	181,161	2,177,555

Metals & Mining - 3.6%
Gammon Gold, Inc.*(a)	344,713	2,823,200
Minefinders Corp., Ltd.*	94,833	1,046,956
New Gold, Inc.*	321,086	3,133,799
Thompson Creek Metals Co., Inc.*(a)	202,800	2,985,216

		9,989,171

Security Description	Shares	Value

Multi-Utilities - 1.9%
TECO Energy, Inc.	151,700	$2,700,260
Vectren Corp.	97,830	2,482,925

		5,183,185

Oil, Gas & Consumable Fuels - 5.4%
Contango Oil & Gas Co.*	50,625	2,932,706
Frontline, Ltd.(a)	92,325	2,342,285
James River Coal Co.*(a)	105,017	2,660,081
Tesoro Corp.*	179,886	3,335,087
W&T Offshore, Inc.(a)	197,845	3,535,490

		14,805,649

Professional Services - 0.1%
Kelly Services, Inc.*	16,798	315,802

Real Estate Investment Trusts - 6.0%
Anworth Mortgage Asset Corp.	323,675	2,265,725
CBL & Associates Properties, Inc.(a)	153,400	2,684,500
CommonWealth REIT	103,693	2,645,208
Hospitality Properties Trust	115,050	2,650,752
Medical Properties Trust, Inc.	233,935	2,533,516
OMEGA Healthcare Investors, Inc.	44,009	987,562
Pennsylvania Real Estate Investment Trust	180,600	2,624,118

		16,391,381

Road & Rail - 1.0%
Ryder System, Inc.	51,800	2,726,752

Semiconductors & Semiconductor Equipment - 1.0%
Microsemi Corp.*	123,475	2,827,578

Software - 0.6%
JDA Software Group, Inc.*	9,116	255,248
Net 1 UEPS Technologies, Inc.*	115,423	1,415,086

		1,670,334

Specialty Retail - 0.9%
Aaron’s, Inc.(a)	121,180	2,470,860

Textiles, Apparel & Luxury Goods - 2.9%
Hanesbrands, Inc.*(a)	90,075	2,287,905
Jones Group, Inc. (The)	188,991	2,936,920
Wolverine World Wide, Inc.	81,625	2,602,205

		7,827,030

Thrifts & Mortgage Finance - 0.8%
Washington Federal, Inc.	135,300	2,289,276

Tobacco - 1.5%
Universal Corp.(a)	54,992	2,238,174
Vector Group, Ltd.(a)	102,171	1,769,602

		4,007,776

Trading Companies & Distributors - 1.0%
GATX Corp.(a)	77,205	2,723,792

Total Common Stocks (Cost $208,747,173)		261,401,871

See accompanying notes to financial statements.

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Dreman Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Short-Term Investments - 16.4%
Mutual Funds - 11.3%
State Street Navigator Securities Lending Prime Portfolio(b)	31,050,505	$31,050,505

Repurchase Agreement - 5.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $13,947,012 on 01/03/10 collateralized by $14,230,000 Federal National Mortgage Association at 1.250% due 09/30/13 with a value of $14,230,000.	$13,947,000	13,947,000

Total Short-Term Investments (Cost $44,997,505)		44,997,505

Total Investments - 111.5% (Cost $253,744,678#)		306,399,376

Other Assets and Liabilities (net) - (11.5)%		(31,616,292)

Net Assets - 100.0%		$274,783,084

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $260,239,014. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $57,459,704 and $11,299,342, respectively, resulting in a net unrealized appreciation of $46,160,362.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $30,137,710 and the collateral received consisted of cash in the amount of $31,050,505. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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Dreman Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$261,401,871	$—	$—	$261,401,871
Short-Term Investments
Mutual Funds	31,050,505	—	—	31,050,505
Repurchase Agreement	—	13,947,000	—	13,947,000
Total Short-Term Investments	31,050,505	13,947,000	—	44,997,505
Total Investments	$292,452,376	$13,947,000	$—	$306,399,376

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Dreman Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$292,452,376
Repurchase Agreement	13,947,000
Cash	730
Receivable for investments sold	879,390
Receivable for shares sold	162,919
Dividends receivable	310,350

Total assets	307,752,765

Liabilities
Payables for:
Investments purchased	1,643,605
Shares redeemed	28,934
Collateral for securities loaned	31,050,505
Accrued Expenses:
Management fees	179,837
Distribution and service fees - Class B	3,333
Administration fees	1,551
Custodian and accounting fees	3,156
Deferred trustees’ fees	16,302
Other expenses	42,458

Total liabilities	32,969,681

Net Assets	$274,783,084

Net Assets Represented by
Paid in surplus	$247,198,316
Accumulated net realized loss	(28,348,126)
Unrealized appreciation on investments	52,654,698
Undistributed net investment income	3,278,196

Net Assets	$274,783,084

Net Assets
Class A	$258,504,656
Class B	16,278,428
Capital Shares Outstanding*
Class A	17,404,997
Class B	1,101,653
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.85
Class B	14.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $239,797,678.
(b)	Includes securities loaned at value of $30,137,710.

Statement Of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$4,465,411
Interest (b)	745,347

Total investment income	5,210,758

Expenses
Management fees	1,807,597
Administration fees	17,031
Custodian and accounting fees	33,532
Distribution and service fees - Class B	27,101
Audit and tax services	34,455
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	31,053
Insurance	1,194
Miscellaneous	10,272

Total expenses	2,033,170

Net investment income	3,177,588

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	22,283,106
Foreign currency transactions	106

Net realized gain on investments and foreign currency transactions	22,283,212

Net change in unrealized appreciation on investments	19,597,242

Net realized and unrealized gain on investments and foreign currency transactions	41,880,454

Net Increase in Net Assets from Operations	$45,058,042

(a)	Net of foreign withholding taxes of $954.
(b)	Includes net income on securities loaned of $744,299.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase in Net Assets:
Operations
Net investment income	$3,177,588	$1,904,030
Net realized gain (loss) on investments and foreign currency transactions	22,283,212	(22,710,340)
Net change in unrealized appreciation on investments	19,597,242	69,785,359

Net increase in net assets resulting from operations	45,058,042	48,979,049

Distributions to Shareholders
From net investment income
Class A	(1,842,391)	(1,773,690)
Class B	(69,241)	(19,643)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(1,911,632)	(1,793,333)

Net increase (decrease) in net assets from capital share transactions	15,017,161	(5,882,030)

Net Increase in Net Assets	58,163,571	41,303,686
Net assets at beginning of period	216,619,513	175,315,827

Net assets at end of period	$274,783,084	$216,619,513

Undistributed net investment income at end of period	$3,278,196	$1,792,935

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	3,104,189	$40,376,538	3,708,000	$36,503,884
Reinvestments	131,599	1,842,391	197,077	1,773,690
Redemption	(2,554,983)	(33,947,079)	(4,982,331)	(49,216,199)

Net increase (decrease)	680,805	$8,271,850	(1,077,254)	$(10,938,625)

Class B
Sales	610,379	$7,918,746	543,873	$5,559,941
Reinvestments	4,964	69,241	2,187	19,643
Redemptions	(96,100)	(1,242,676)	(47,687)	(522,989)

Net increase	519,243	$6,745,311	498,373	$5,056,595

Increase (decrease) derived from capital shares transactions		$15,017,161		$(5,882,030)

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.52	$9.80	$13.57	$13.77	$11.20

Income (Loss) from Investment Operations
Net Investment Income(a)	0.18	0.11	0.14	0.12	0.13
Net Realized and Unrealized Gain (Loss) on Investments	2.26	2.70	(3.44)	(0.25)	2.57

Total From Investment Operations	2.44	2.81	(3.30)	(0.13)	2.70

Less Distributions
Distributions from Net Investment Income	(0.11)	(0.09)	(0.10)	—	(0.06)
Distributions from Net Realized Capital Gains	—	—	(0.37)	(0.07)	(0.07)

Total Distributions	(0.11)	(0.09)	(0.47)	(0.07)	(0.13)

Net Asset Value, End of Period	$14.85	$12.52	$9.80	$13.57	$13.77

Total Return (%)	19.53	29.09	(25.22)	(0.97)	24.23

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.87	0.89	0.86	0.95 (b)	1.40
Ratio of Net Expenses to Average Net Assets (%)(d)	0.87	0.89	0.86	0.92	1.10
Ratio of Net Investment Income to Average Net Assets (%)	1.39	1.07	1.17	0.89	0.99
Portfolio Turnover Rate (%)	41.1	59.9	73.6	69.6	62.0
Net Assets, End of Period (in millions)	$258.5	$209.4	$174.5	$225.2	$83.6

	Class B
	Year Ended December 31,
	2010	2009	2008(c)
Net Asset Value, Beginning of Period	$12.48	$9.79	$13.02

Income (Loss) from Investment Operations
Net Investment Income(a)	0.16	0.09	0.11
Net Realized and Unrealized Gain (Loss) on Investments	2.24	2.69	(3.34)

Total From Investment Operations	2.40	2.78	(3.23)

Less Distributions
Distributions from Net Investment Income	(0.10)	(0.09)	—
Distributions from Net Realized Capital Gains	—	—	—

Total Distributions	(0.10)	(0.09)	—

Net Asset Value, End of Period	$14.78	$12.48	$9.79

Total Return (%)	19.25	28.77	(24.81)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.12	1.14	1.16	*
Ratio of Net Expenses to Average Net Assets (%)(d)	1.12	1.14	1.16	*
Ratio of Net Investment Income to Average Net Assets (%)	1.21	0.79	1.50	*
Portfolio Turnover Rate (%)	41.1	59.9	73.6
Net Assets, End of Period (in millions)	$16.3	$7.3	$0.8

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.
(c)	Commencement of operations—4/28/2008.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Dreman Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“Met Life”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt

13

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolios. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Dreman Value Management, L.L.C. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$1,807,597	0.800%	First $100 Million

	0.775%	$100 Million to $500 Million

	0.750%	$500 Million to $1 Billion

	0.725%	Over $1 Billion

14

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Expense Limitation Agreement
Class A	Class B

1.10%	1.35%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2010, there was no longer an expense cap for the Portfolio, and as of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$102,680,195	$—	$90,025,768

15

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$1,911,632	$1,793,333	$—	$—	$1,911,632	$1,793,333

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$4,627,656	$—	$46,160,362	$(23,186,950)	$27,601,068

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$1,544,974	$21,641,976	$23,186,950

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

16

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Dreman Small Cap Value Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dreman Small Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Dreman Small Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) 0 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal. the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

[1]	The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

21

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Dreman Small Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2010, and outperformed the median of its Performance Universe and Lipper Index for the three- and five- year periods ended June 30, 2010. The Board further considered that the Portfolio also underperformed its benchmark, the Russell 2000 Value Index, for the one- year period ended September 30, 2010, and outperformed its benchmark for the three- and five- year periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

22

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio's actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Dreman Small Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, equal to the Expense Universe median and above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

23

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Dreman Small Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned 24.56% and 24.23%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 24.75%.

Market Environment/Conditions

In the first quarter the S&P 500 Index had its strongest annual start in over a decade, rising over 5% over the period. Stronger personal spending and retail sales figures jump-started stocks of retailers and others related to consumer spending. Additionally, continued positive numbers from several key manufacturing surveys lifted industrial stocks. While housing and labor data remained mixed, investors opted to view this, in combination with statements from the Federal Reserve Board (the "Fed"), as supportive of continued accommodative monetary policy. Additionally, increasing levels of corporate cash, high productivity and significant cost cutting fueled expectations of forthcoming business spending which could provide a definitive boost to employment numbers and economic profits. In a continuation of the market exuberance that began after March 9th lows, the risk rally pulled through into the first quarter of the year. An 18% drop in volatility, as measured by the CBOE Market Volatility Index, reflected the overall optimistic sentiment and increased investor comfort with risk.

In the second quarter, U.S and global equities broke a four-quarter winning streak with a sharp drop that erased gains from the previous quarter and sent most major indices into negative territory for the year to date period. The S&P 500 Index fell over 11% during the quarter, performing in line with the MSCI World Index. Broad-based weakness produced negative returns for all sectors in the S&P 500 Index, although more defensive sectors such as Consumer Staples, Telecoms and Utilities fared slightly better than Index averages. While global markets reflected continued investor concern that Europe’s sovereign debt dilemma would spark another financial crisis, attention increasingly focused on evidence that the global economy was losing steam. In the U.S., the Fed remained cautious on growth, consumers were wary and private sector payroll growth was weaker than expected. Additional fears of slowing Chinese demand hit commodity prices, while high crude oil inventory levels and BP’s disastrous oil spill in the Gulf of Mexico further pressured energy stocks. The Financials sector was among the weakest in the quarter as significant financial reform legislation neared the final stages and investors contemplated the impact to margins, earnings and multiples of banks.

In the third quarter, U.S. equities roared back with global markets as the S&P 500 Index gained 11.3%, driven by the 8.9% return of its strongest September since 1939. However, the depth of investor optimism was in question, as the market’s strong monthly and quarterly returns were made on lower volumes and amidst a rise in short selling. The third quarter featured strong second quarter corporate earnings announcements as well as the news that the U.S. officially came out of recession in June 2009. However, concerns remained about the pace of the recovery, evidenced by the Fed’s signaling of a willingness to take further action if necessary. Several additional themes impacted U.S. equities during the quarter and led to some notable divergence in sector performance. Reports of record demand for steel, potential shortages in copper, which hit a high for the year, record high gold prices and merger and acquisition activity propelled Materials stocks during the quarter. Treasury yields continued to hover near record lows and refocused investor attention on high dividend yielding stocks. The Financials sector returned significantly less than the broader market, reflecting investor uncertainty and concerns over the impact of recently passed financial regulation. Healthcare stocks continued to be similarly penalized for uncertainty regarding the implementation of legislation passed earlier in the year, as well as for their defensive nature.

U.S. equities capped 2010 on a note of optimism as the S&P 500 Index rose 6.7% in December, lifting fourth quarter gains to 10.8% and year-to-date returns to 15.1%. The Energy sector posted the strongest performance for the quarter, as oil prices climbed back over $90/barrel during December, a high for the year and a level not seen since late 2008. Similar outperformance of the Materials sector reflected strength in the demand for commodities, such as copper, where futures prices in December blew past previous peak levels from 2006. For the year, cyclical stocks led returns, as investors focused on the strong growth and demand from outside the developed markets. As a result, the Consumer Discretionary sector, particularly auto stocks, and the Industrials and Materials sectors outperformed. More defensive sectors, such as Utilities and Healthcare, lagged once again in the fourth quarter, as they have for the full year. In 2010, the U.S. equity market significantly outperformed the MSCI World Index average of 9.6% in U.S. dollar terms, as investors gained confidence in the economic recovery. Positive data points from December included robust retail sales figures and strong increases in purchasing and manufacturing surveys.

Portfolio Review / Current Positioning

For the year the top detractor from returns was Consumer Discretionary, driven by our holding in DISH Network Corp. (1.4%). The company reported a spike in churn and also showed slight weakness in gross adds. We believe the main reason for the increase in churn can be attributed to the fact that a 24 month contract came up and in current economic environment many subscribers chose not to renew. We maintain conviction in DISH Network as we believe the company is in transition with a renewed focus on improving its core operations through improved customer service, a new and improved High-Definition (HD) channel offering, and high value/economical offerings. Our stock selection was also negative in the Energy sector which has been broadly affected by weak natural gas prices and regulatory uncertainty. Our holding in Range Resources Corp. (0.9%) was a top detractor from returns as the company announced that it had increased its capital expenditures in the Marcellus region. We recently trimmed this position due to increased financial risk in a continued weak natural gas price environment and higher than originally expected capital costs.

For the year the top performing sector was Information Technology, driven by our holding in McAfee, Inc. (0% of the portfolio). We initially started a position in the company as we felt it was a leader in the security software space trading at an attractive valuation. In August, Intel announced that it was acquiring McAfee for a large premium and the stock rose accordingly. We sold out of the position soon after the announcement. The Materials sector was also a top contributor to returns, driven by our holding in Cliffs Naturals Resources (0.6% as of 12/31/10) Cliffs benefited from improved volume, lower fixed costs and higher pricing. The company also reported better-than-anticipated earnings and raised guidance.

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Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary* (continued)

During the year, we initiated a position in automotive supplier Lear Corp. (1.7%). During the downturn, Lear was able to improve its cost position and business portfolio mix by shedding its worst assets. The company now has significant leverage to more normalized auto demand and we believe they will use their strong balance sheet to return capital to shareholders. In Real Estate Investment Trusts (“REITs”), we are constructive on apartment fundamentals due to extremely low supply, secular shifts away from homeownership and a continuing trend of lower turnover. As such we initiated a position in Equity Residential (1.7%), a REIT with 550 apartment communities in over 20 states.

Our forward looking approach to risk management played a critical role during the year. One of the reasons we will sell out of a stock is if we believe there are other attractive opportunities on a relative risk-reward basis. We sold out of our position in Energy stock Whiting Petroleum Corp. in order to fund other names with higher potential upside. Similarly we sold out of our position in the Materials company United States Steel as it reached our price target and we saw opportunity elsewhere.

Team Managed

Andrew Braun

Sean Gallagher

Dolores Bamford, CFA

Scott Carroll, CFA

Goldman Sachs Asset Management, L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Newfield Exploration Co.	2.8
Principal Financial Group, Inc.	2.1
CBS Corp. - Class B	1.7
Lear Corp.	1.7
Equity Residential	1.7
Forest Oil Corp.	1.7
Xcel Energy, Inc.	1.6
Everest Reinsurance Group, Ltd.	1.6
Weatherford International, Ltd.	1.6
J.M. Smucker Co. (The)	1.6

Top Sectors

% of Market Value of Total Investments
Financials	26.7
Energy	10.5
Industrials	10.1
Utilities	10.0
Non-Cyclical	9.9
Short-Term Investments	8.3
Communications	8.2
Cyclical	7.5
Technology	4.5
BasicMaterials	4.3

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Goldman Sachs Mid Cap Value Portfolio

Goldman Sachs Mid Cap Value Portfolio managed by

Goldman Sachs Asset Management, L.P. vs. Russell Midcap Value Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 year	5 year	Since Inception[3]
Goldman Sachs Mid Cap Value Portfolio—Class A	24.56%	4.90%	8.58%
Class B	24.23%	4.62%	8.32%
Russell Midcap Value Index[1]	24.75%	4.08%	8.16%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 5/1/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.78%	$1,000.00	$1,287.10	$4.50
Hypothetical*	0.78%	1,000.00	1,021.27	3.97

Class B
Actual	1.03%	$1,000.00	$1,285.10	$5.93
Hypothetical*	1.03%	1,000.00	1,020.01	5.24

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.3%
Aerospace & Defense - 0.8%
BE Aerospace, Inc.*	122,827	$4,548,284

Airlines - 0.6%
JetBlue Airways Corp.*(a)	503,460	3,327,871

Auto Components - 2.7%
Lear Corp.*	98,924	9,764,788
TRW Automotive Holdings Corp.*	113,190	5,965,113

		15,729,901

Beverages - 0.4%
Hansen Natural Corp.*	48,110	2,515,191

Biotechnology - 1.4%
Biogen Idec, Inc.*	124,912	8,375,350

Building Products - 0.7%
Masco Corp.	334,897	4,239,796

Capital Markets - 3.6%
Invesco, Ltd.	360,282	8,668,385
Janus Capital Group, Inc.	329,360	4,271,799
Lazard, Ltd. - Class A	95,356	3,765,608
Legg Mason, Inc.(a)	120,166	4,358,421

		21,064,213

Chemicals - 2.0%
Celanese Corp., Series A	81,333	3,348,480
Huntsman Corp.	525,681	8,205,880

		11,554,360

Commercial & Professional Services - 0.8%
Republic Services, Inc.	150,154	4,483,599

Commercial Banks - 4.9%
CIT Group, Inc.*	36,460	1,717,266
Comerica, Inc.(a)	84,138	3,553,989
Fifth Third Bancorp	612,408	8,990,149
First Horizon National Corp.	5,388	63,467
First Republic Bank*	45,870	1,335,734
M&T Bank Corp.	46,433	4,041,993
SunTrust Banks, Inc.(a)	297,574	8,781,409

		28,484,007

Communications Equipment - 0.5%
Polycom, Inc.*	74,789	2,915,275

Consumer Finance - 1.3%
SLM Corp.*	592,712	7,462,244

Containers & Packaging - 1.4%
Owens-Illinois, Inc.*	130,737	4,013,626
Temple-Inland, Inc.	202,937	4,310,382

		8,324,008

Diversified Telecommunication Services - 1.5%
CenturyLink, Inc.(a)	190,137	8,778,625

Security Description	Shares	Value

Electric Utilities - 5.5%
DPL, Inc.	63,139	$1,623,304
Edison International	121,566	4,692,448
FirstEnergy Corp.	55,013	2,036,581
Northeast Utilities	172,015	5,483,838
NV Energy, Inc.	316,272	4,443,622
Pinnacle West Capital Corp.	79,463	3,293,741
PPL Corp.	238,031	6,264,976
Progress Energy, Inc.	51,910	2,257,047
Westar Energy, Inc.(a)	59,759	1,503,536

		31,599,093

Electrical Equipment - 0.8%
Cooper Industries plc	74,063	4,317,132

Electronic Equipment, Instruments & Components - 0.7%
Amphenol Corp. - Class A	80,974	4,273,808

Energy Equipment & Services - 3.3%
Cameron International Corp.*	139,079	7,055,477
Key Energy Services, Inc.*	208,762	2,709,731
Weatherford International, Ltd.*	411,340	9,378,552

		19,143,760

Food Products - 4.0%
ConAgra Foods, Inc.	243,208	5,491,637
H.J. Heinz Co.	102,619	5,075,536
J.M. Smucker Co. (The)	138,204	9,073,092
Sara Lee Corp.	215,163	3,767,504

		23,407,769

Health Care Equipment & Supplies - 3.2%
Boston Scientific Corp.*	403,502	3,054,510
C.R. Bard, Inc.	55,732	5,114,526
Hologic, Inc.*	269,428	5,070,635
Kinetic Concepts, Inc.*(a)	131,816	5,520,454

		18,760,125

Health Care Providers & Services - 1.3%
Aetna, Inc.	253,204	7,725,254

Hotels, Restaurants & Leisure - 0.7%
Wyndham Worldwide Corp.	139,439	4,177,592

Household Durables - 2.3%
Mohawk Industries, Inc.*	49,907	2,832,721
Newell Rubbermaid, Inc.	374,952	6,816,627
NVR, Inc.*(a)	5,537	3,826,178

		13,475,526

Household Products - 0.5%
Energizer Holdings, Inc.*	38,473	2,804,682

Industrial Conglomerates - 0.9%
Textron, Inc.(a)	217,823	5,149,336

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Insurance - 10.7%
Everest Reinsurance Group, Ltd.	110,657	$9,385,927
Genworth Financial, Inc. - Class A*	471,315	6,193,079
Hartford Financial Services Group, Inc. (The)	315,717	8,363,343
Marsh & McLennan Cos., Inc.	226,062	6,180,535
Principal Financial Group, Inc.	381,209	12,412,165
Progressive Corp. (The)	148,356	2,947,834
Unum Group	177,480	4,298,566
W.R. Berkley Corp.	239,972	6,570,433
XL Group plc	262,553	5,728,906

		62,080,788

Internet & Catalog Retail - 1.3%
Liberty Media Corp. - Interactive - Class A*	467,100	7,366,167

IT Services - 0.3%
VeriFone Systems, Inc.*	47,319	1,824,621

Leisure Equipment & Products - 0.5%
Hasbro, Inc.	60,293	2,844,624

Machinery - 3.4%
Eaton Corp.	59,731	6,063,294
Parker Hannifin Corp.	74,596	6,437,635
Pentair, Inc.	199,250	7,274,617

		19,775,546

Media - 3.2%
CBS Corp. - Class B	525,825	10,016,966
DISH Network Corp. - Class A*	423,926	8,334,385

		18,351,351

Metals & Mining - 1.8%
Cliffs Natural Resources, Inc.	41,134	3,208,863
Steel Dynamics, Inc.	99,887	1,827,932
Stillwater Mining Co.*	148,068	3,161,252
Thompson Creek Metals Co., Inc.*	162,451	2,391,279

		10,589,326

Multi-Utilities - 5.2%
Alliant Energy Corp.	31,176	1,146,342
CMS Energy Corp.	362,738	6,746,927
SCANA Corp.(a)	168,060	6,823,236
Sempra Energy	110,386	5,793,057
Xcel Energy, Inc.	400,409	9,429,632

		29,939,194

Oil, Gas & Consumable Fuels - 7.8%
Alpha Natural Resources, Inc.*	113,478	6,812,084
Forest Oil Corp.*	252,269	9,578,654
Newfield Exploration Co.*	223,648	16,127,257
QEP Resources, Inc.	207,827	7,546,199
Range Resources Corp.	115,492	5,194,830

		45,259,024

Security Description	Shares	Value

Real Estate Investment Trusts - 7.8%
Alexandria Real Estate Equities, Inc.(a)	61,989	$4,541,314
Boston Properties, Inc.	70,474	6,067,812
Douglas Emmett, Inc.(a)	192,007	3,187,316
Equity Residential	187,548	9,743,119
Host Hotels & Resorts, Inc.	336,623	6,015,453
MFA Financial, Inc.	638,296	5,208,495
Tanger Factory Outlet Centers, Inc.	81,726	4,183,554
Ventas, Inc.	117,721	6,177,998

		45,125,061

Road & Rail - 1.5%
Kansas City Southern*	112,471	5,382,862
Ryder System, Inc.	61,341	3,228,990

		8,611,852

Semiconductors & Semiconductor Equipment - 1.4%
ON Semiconductor Corp.*	544,019	5,374,908
Xilinx, Inc.(a)	100,534	2,913,475

		8,288,383

Software - 3.6%
Adobe Systems, Inc.*	188,555	5,803,723
BMC Software, Inc.*	120,669	5,688,337
Check Point Software Technologies, Ltd.*	65,656	3,037,247
Parametric Technology Corp.*	206,850	4,660,330
Quest Software, Inc.*	62,995	1,747,481

		20,937,118

Specialty Retail - 1.2%
Guess?, Inc.	90,898	4,301,293
Urban Outfitters, Inc.*	71,122	2,546,879

		6,848,172

Wireless Telecommunication Services - 1.8%
Clearwire Corp.- Class A*(a)	408,176	2,102,106
Sprint Nextel Corp.*(a)	1,953,578	8,263,635

		10,365,741

Total Common Stocks (Cost $466,542,584)		564,843,769

Short-Term Investments - 8.8%
Mutual Funds - 4.9%
State Street Navigator Securities Lending Prime Portfolio(b)	28,527,076	28,527,076

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreement - 3.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $22,316,019 on 01/03/11 collateralized by $23,110,000 Federal Farm Credit Bank at 1.500% due 04/28/15 with a value of $22,763,350	$22,316,000	$22,316,000

Total Short-Term Investments (Cost $50,843,076)		50,843,076

Total Investments - 106.1% (Cost $517,385,660#)		615,686,845

Other Assets and Liabilities (net) - (6.1)%		(35,332,749)

Net Assets - 100.0%		$580,354,096

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $519,288,987. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $103,602,297 and $7,204,439, respectively, resulting in a net unrealized appreciation of $96,397,858.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $27,742,254 and the collateral received consisted of cash in the amount of $28,527,076 and non-cash collateral with a value of $72,916. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statements of Assets and Liabilities.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$564,843,769	$—	$—	$564,843,769
Short-Term Investments
Mutual Funds	28,527,076	—	—	28,527,076
Repurchase Agreement	—	22,316,000	—	22,316,000
Total Short-Term Investments	28,527,076	22,316,000	—	50,843,076
Total Investments	$593,370,845	$22,316,000	$—	$615,686,845

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$593,370,845
Repurchase Agreement	22,316,000
Cash	629
Receivable for shares sold	330,231
Dividends receivable	850,520

Total assets	616,868,225

Liabilities
Payables for:
Investments purchased	6,909,990
Shares redeemed	633,502
Collateral for securities loaned	28,527,076
Accrued Expenses:
Management fees	344,330
Distribution and service fees - Class B	30,378
Administration fees	2,806
Custodian and accounting fees	5,724
Deferred trustees’ fees	16,302
Other expenses	44,021

Total liabilities	36,514,129

Net Assets	$580,354,096

Net Assets Represented by
Paid in surplus	$523,159,451
Accumulated net realized loss	(44,855,011)
Unrealized appreciation on investments	98,301,185
Undistributed net investment income	3,748,471

Net Assets	$580,354,096

Net Assets
Class A	$432,552,329
Class B	147,801,767
Capital Shares Outstanding*
Class A	33,739,800
Class B	11,543,478
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.82
Class B	12.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $495,069,660.
(b)	Includes securities loaned at value of $27,742,254.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends	$7,907,907
Interest (a)	145,388

Total investment income	8,053,295

Expenses
Management fees	3,606,167
Administration fees	32,194
Custodian and accounting fees	68,121
Distribution and service fees - Class B	288,770
Audit and tax services	34,456
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	33,494
Insurance	696
Miscellaneous	11,414

Total expenses	4,146,247
Less broker commission recapture	(122,669)

Net expenses	4,023,578

Net investment income	4,029,717

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	75,787,429
Futures contracts	(175,717)

Net realized gain on investments and futures contracts	75,611,712

Net change in unrealized appreciation on investments	41,457,431

Net realized and unrealized gain on investments and futures contracts	117,069,143

Net Increase in Net Assets from Operations	$121,098,860

(a)	Includes income on securities loaned of $144,138.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$4,029,717	$6,674,573
Net realized gain (loss) on investments and futures contracts	75,611,712	(47,029,537)
Net change in unrealized appreciation on investments	41,457,431	167,333,988

Net increase in net assets resulting from operations	121,098,860	126,979,024

Distributions to Shareholders
From net investment income
Class A	(5,261,429)	(4,893,374)
Class B	(1,091,275)	(1,211,267)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(6,352,704)	(6,104,641)

Net increase (decrease) in net assets from capital share transactions	(53,441,075)	22,149,316

Net Increase in Net Assets	61,305,081	143,023,699
Net assets at beginning of period	519,049,015	376,025,316

Net assets at end of period	$580,354,096	$519,049,015

Undistributed net investment income at end of period	$3,748,471	$6,227,006

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	4,272,204	$47,834,401	6,380,780	$53,098,873
Reinvestments	448,545	5,261,429	646,417	4,893,374
Redemption	(10,318,912)	(118,685,113)	(2,586,732)	(21,825,246)

Net increase (decrease)	(5,598,163)	$(65,589,283)	4,440,465	$36,167,001

Class B
Sales	2,792,394	$32,424,528	177,141	$1,443,186
Reinvestments	93,033	1,091,275	160,009	1,211,267
Redemptions	(1,892,528)	(21,367,595)	(1,964,477)	(16,672,138)

Net increase (decrease)	992,899	$12,148,208	(1,627,327)	$(14,017,685)

Increase (decrease) derived from capital shares transactions		$(53,441,075)		$22,149,316

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.41	$7.99	$13.57	$14.43	$12.54

Income (Loss) from Investment Operations
Net Investment Income(a)	0.09	0.14	0.17	0.18	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.45	2.42	(4.65)	0.39	1.86

Total From Investment Operations	2.54	2.56	(4.48)	0.57	2.00

Less Distributions
Distributions from Net Investment Income	(0.13)	(0.14)	(0.13)	(0.10)	—
Distributions from Net Realized Capital Gains	—	—	(0.97)	(1.33)	(0.11)

Total Distributions	(0.13)	(0.14)	(1.10)	(1.43)	(0.11)

Net Asset Value, End of Period	$12.82	$10.41	$7.99	$13.57	$14.43

Total Return (%)	24.56	32.67	(35.92)	3.37	16.02

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.77	0.77	0.75	0.77	0.81
Ratio of Net Expenses to Average Net Assets (%)(b)	0.77	0.77	0.75	0.75	0.79
Ratio of Net Investment Income to Average Net Assets (%)	0.85	1.64	1.56	1.27	1.02
Portfolio Turnover Rate (%)	97.9	116.0	98.5	83.6	67.2
Net Assets, End of Period (in millions)	$432.6	$409.4	$278.9	$383.0	$277.9

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.40	$7.97	$13.53	$14.40	$12.55

Income (Loss) from Investment Operations
Net Investment Income(a)	0.07	0.12	0.14	0.14	0.11
Net Realized and Unrealized Gain (Loss) on Investments	2.44	2.42	(4.64)	0.39	1.85

Total From Investment Operations	2.51	2.54	(4.50)	0.53	1.96

Less Distributions
Distributions from Net Investment Income	(0.11)	(0.11)	(0.09)	(0.07)	—
Distributions from Net Realized Capital Gains	—	—	(0.97)	(1.33)	(0.11)

Total Distributions	(0.11)	(0.11)	(1.06)	(1.40)	(0.11)

Net Asset Value, End of Period	$12.80	$10.40	$7.97	$13.53	$14.40

Total Return (%)	24.23	32.30	(36.07)	3.10	15.69

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.02	1.02	1.01	1.02	1.07
Ratio of Net Expenses to Average Net Assets (%)(b)	1.02	1.02	1.00	1.00	1.05
Ratio of Net Investment Income to Average Net Assets (%)	0.64	1.37	1.26	0.97	0.83
Portfolio Turnover Rate (%)	97.9	116.0	98.5	83.6	67.2
Net Assets, End of Period (in millions)	$147.8	$109.7	$97.1	$195.7	$192.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, foreign currency transactions, deferred trustees compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a

13

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Goldman Sachs Asset Management, L.P. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$3,606,167	0.75%	First $200 Million

	0.70%	Over $200 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B

14

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2010 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission

Goldman Sachs & Co.	$52,465

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$473,427,609	$—	$513,467,693

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 27—April 29, 2010, the Portfolio had bought and sold $77,619,457 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contacts. For the year ended December 31, 2010, the Portfolio had realized losses in the amount of ($175,717) which are shown under Net realized loss on Futures contracts in the Statement of Operations.

15

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$6,352,704	$6,104,641	$—	$—	$6,352,704	$6,104,641

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$3,764,773	$—	$96,397,860	$(42,951,686)	$57,210,947

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$42,951,686	$42,951,686

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

16

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Goldman Sachs Mid Cap Value Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs Mid Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Goldman Sachs Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

21

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Goldman Sachs Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year period, and outperformed the median of its Performance Universe and Lipper Index for the three- and five-year periods ended June 30, 2010. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one- year period, and outperformed its benchmark for the three- and five-year periods ended September 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Sub-Adviser’s investment style and its solid long-term performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The

22

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio's actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Goldman Sachs Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group and Sub-advised Expense Universe, and equal to the median of the Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

23

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Goldman Sachs Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average at all asset levels except at the highest asset level. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Met Investors Series Trust Harris Oakmark International Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 16.67%, 16.42%, and 16.50%, respectively. The Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, returned 7.75%.

Market Environment/Conditions

At year-end, the U.S. 5-year Treasury yielded just under 2%. In most of the developed world, real interest rates are still quite low—and in Japan, they have even become negative. Much of this can still be attributed to a fall-out from the global financial crisis, which not only reduced demand in the real economy, but also prompted an extreme policy response by central-bank authorities who wanted to pump liquidity into the global monetary system. At year-end, central banks of the U.S., U.K. and Japan in particular continue expansionary monetary policies as those countries’ economies continue to struggle. Over the past three years, this has caused an unsustainable cash movement into government securities and, to some degree, a movement out of stocks. Interestingly, global stocks returned around 10% annually from 1990 to 1999 (price appreciation for the MSCI World Index), but in the 21-year period from 1990 to 2010, they returned only slightly less than 4% per year. Therefore, at year-end, with the global economy estimated by the Organization for Economic Co-operation and Development (OECD) to grow at around 4.2% over the next year, stocks appear out of favor in our opinion.

Not only have equities returned less than their long-term averages over the past 21 years, we view their valuations as quite compelling. As of November 30, 2010, the MSCI World Index yielded 2.5% and was selling at less than twice its book value and less than nine times its cash flow (the MSCI EAFE Index, which excludes North America, is yielding over 3%). Again, this arises at a time when 5-year Treasury notes yield less than 2% and when the global macro economy is expected to grow more than 4%.

Portfolio Review/Current Positioning

As active value managers, we believe that the extremes in today’s market provide exploitable opportunities, and we are constantly looking for ways to capitalize on these opportunities in order to add value for our shareholders.

Stock selection accounted for nearly all of the Portfolio’s significant outperformance. Holdings in Switzerland and the U.K. were particularly strong, and holdings in France and Germany also added significant value. Our country weightings provided a positive impact as well, with allocations to Spain, Switzerland, Canada, Mexico, and Italy delivering the best relative results.

Relative performance was hurt most by both the weighting and holdings in Ireland. A lack of exposure to some countries that performed quite well during the year, such as Denmark, Hong Kong, and Singapore, also detracted somewhat for the period.

In terms of absolute performance, of the 15 countries in which we were invested, 11 posted positive double-digit absolute performance for the year. Cumulative returns were best for holdings in Sweden, Israel, and Australia. Returns for holdings in 3 countries declined over the past 12 months: Ireland, Spain, and Italy.

The Portfolio’s top contributors to performance for the year were Compagnie Financiere Richemont (“Richemont”), ASSA ABLOY (Sweden), and Signet Jewelers (Bermuda). Swiss-based Richemont was the largest contributor to the Portfolio’s performance over the past year, returning 77%. We continue to believe Richemont is very well-positioned, owns one of the world’s premier portfolios of luxury brands and is led by a world-class management team.

ASSA ABLOY performed well for most of the year. Despite what management calls the “worst ever” revenue environment, the company has generated good operating cash flow as a result of a continued effort to cut costs. Although the economy has been challenging to the real estate sector, new institutional construction (schools and hospitals) has continued. Barriers to entry in the security products industry are high, and ASSA ABLOY enjoys both an established global presence and a dominant market share. A majority of the revenue base is recurring in nature and comes from existing customers who need lock replacements or maintenance, and those customers who buy additional systems. We believe ASSA ABLOY’s strong balance sheet, significant cash flow, and its cost-cutting initiatives will continue to boost shareholder value.

The competitive environment continues to improve for Signet Jewelers. While most luxury retailers are struggling and closing stores, Signet continues to increase its share and grow sales. Four of the top 10 independent specialty market jewelers in the U.S. have been liquidated or are currently in bankruptcy proceedings. Zales, a competitor, continues to grapple with a large debt load and poor same-store sales—down 1% during the 3rd quarter, compared to Signet’s 9.7% gain. Signet is one of only two specialty jewelers big enough to justify national advertising and, as such, they are an attractive and natural partner to designers who want to reach a larger audience. As Signet continues to outpace the industry, this advantage becomes even more pronounced and further differentiates the company from other merchandisers.

The Portfolio’s worst detractors for the year were Bank of Ireland, Credit Suisse Group, and Intesa Sanpaolo. Bank of Ireland’s shares have performed poorly for many reasons: general economic weakness in Ireland; the delayed implementation of NAMA (National Asset Management Agency), the Irish government’s plan to buy distressed assets from banks; a stock issuance to the government; and most recently, the Irish sovereign debt bailout by the IMF (International Monetary Fund). These factors have changed the competitive landscape significantly, and Bank of Ireland has taken this opportunity to capture additional market share. Management aggressively sought the European Commission’s approval of its restructuring program, raised the needed equity capital and attacked cost overruns in its pension and labor force. All of these moves served it well in contrast to its peers. It could take some time for economic conditions to improve in Ireland, but in our view, with a shrunken banking system and reduced

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Managed by Harris Associates L.P.

Portfolio Manager Commentary* (continued)

competition, Bank of Ireland should return to normal levels of profitability that will justify far higher valuations.

Credit Suisse, one of two prominent Swiss universal banks, also lagged in the period. However, recovery continues to build momentum, as the bank has reported encouraging progress over the last several months. Credit Suisse has seen an increase of net new money in private banking, bringing the total for the first nine months of this year to CHF 37 billion, which exceeds the total net new money realized in all of 2009. Funds have also been flowing into the bank’s asset management unit, and revenue has improved.

Similar to other European banks, Intesa Sanpaolo’s shares were negatively impacted by general economic concerns and fears surrounding PIIGS (Portugal, Italy, Ireland, Greece, and Spain) sovereign debt. However, we believe these fears are overblown because Intesa Sanpaolo’s exposure to PIIGS sovereign debt is minor as it comprises only 9.1% of bank assets, of which 8.9% are from Italy. We believe the bank’s strong market position and management’s focus on value should provide positive returns for shareholders over the long term.

Currency hedging was actively utilized throughout the year. At year end, the Portfolio had hedges on the Australian Dollar, Swiss Franc, and Japanese Yen. We believe these currencies have appreciated above the range of their intrinsic values as measured by the purchasing power parity and other economic fundamentals.

As bottom-up stock pickers, our country allocations result from investing in the individual securities that meet our investment criteria. We are now finding a good deal of value in Japan, and as a result the Portfolio’s exposure there has grown by almost 8% over the past year.

Many investors continue to shun investing in Japan, and indeed, the case against investing there is extensive, well-chronicled and—on the face of it, at least—persuasive. Economic growth in Japan has been essentially flat for years. Its stock market is down to near 1985 levels. The country has been battling deflation for two decades. Its sovereign debt burden is twice the size of gross domestic product, and its population is the oldest in the developed world. However, we think the pessimistic macro story obscures value opportunities in Japan at the company level.

We believe valuations for Japanese securities are, on the whole, very cheap. A majority of the companies in the TOPIX Composite trade below their book value, and many also trade at prices below their net cash value. At electronics maker ROHM, for example, cash and long-term investments add up to 60 percent of market cap and the stock is trading at roughly 60 percent of book value as of year-end.

Additionally, more Japanese companies are recognizing shareholders as important stakeholders in their businesses by sharing profits through increased dividends and stock repurchases. Canon, the camera and printer company, has grown profits for the past decade and in late 2010 announced a 50-billion-yen buyback program.

In the years prior to the 2007-08 financial crisis, both dividend payouts and share buybacks at Japanese companies increased dramatically, while return on equity rose from near zero to almost double-digit levels. Not surprisingly, that trend fell off during the global downturn, but we believe it will resume once growth resumes as a result of strong corporate balance sheets and shareholder expectations.

In addition, not only does Japan have the oldest population among developed nations, it also has the world’s longest life expectancy. That means that people likely have concerns about the possibility of outliving their money. As of year-end, approximately $8 trillion is sitting in Japanese bank accounts and earning next to nothing. Now an increasing number of people are looking to equities for higher yields to provide for them throughout their lifetimes, and institutions like pension funds are doing the same.

Also, there are many quality Japanese companies benefiting from growth in the emerging markets, so we’re able to benefit as well with fewer corporate governance worries. When looking at the improving returns and capital allocation of Japanese corporations, we have been able to find very good value, even though this pattern has not yet become the national norm.

In our opinion, Japan certainly faces formidable macro challenges, but these challenges will not stop its high-quality but underappreciated companies from continuing to prosper in the increasingly global economy. Being value-oriented investors, we are excited by the individual company opportunities that we see. We believe that these companies are cheap, have strong growth potential and are well-run by management teams that are growing shareholder value.

The Portfolio finished the year with most of its assets invested in Japan (21.4%) followed by Switzerland (19.5%) and the U.S. (10.8%). Israel (0.1%) accounted for the smallest allocation, as there is only one security held in the Portfolio domiciled there.

David G. Herro, CFA

Robert A. Taylor, CFA

Portfolio Managers

Harris Associates L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an

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Managed by Harris Associates L.P.

Portfolio Manager Commentary* (continued)

indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Daiwa Securities Group, Inc.	3.9
Credit Suisse Group AG	3.2
Toyota Motor Corp.	2.9
Canon, Inc.	2.9
Rohm Co., Ltd.	2.7
Diageo plc	2.7
Allianz SE	2.7
UBS AG	2.6
SAP AG	2.6
BNP Paribas	2.6

Top Countries

% of Market Value of Total Investments
Japan	21.4
Switzerland	19.5
United States	10.8
United Kingdom	10.8
France	10.0
Germany	5.6
Netherlands	4.7
Australia	4.1
Sweden	2.2
Other	10.9

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Harris Oakmark International Portfolio managed by

Harris Associates L.P. vs. MSCI EAFE Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
Harris Oakmark International Portfolio—Class A	16.67%	6.61%	8.73%
Class B	16.42%	6.34%	9.29%
Class E	16.50%	6.45%	8.93%
MSCI EAFE Index[1]	7.75%	2.46%	6.99%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/01/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.84%	$1,000.00	$1,238.10	$4.74
Hypothetical*	0.84%	1,000.00	1,020.97	4.28

Class B(a)
Actual	1.09%	$1,000.00	$1,236.10	$6.14
Hypothetical*	1.09%	1,000.00	1,019.71	5.55

Class E(a)
Actual	0.99%	$1,000.00	$1,237.10	$5.58
Hypothetical*	0.99%	1,000.00	1,020.21	5.04

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.7%
Australia - 4.4%
Amcor, Ltd.	4,248,000	$29,331,243
Brambles, Ltd.	8,816,300	64,206,818
Foster’s Group, Ltd.	3,685,600	21,434,957

		114,973,018

Canada - 1.1%
Thomson Reuters Corp.(a)	776,000	29,052,217

France - 10.9%
BNP Paribas	1,045,210	66,876,218
Danone S.A.	728,600	45,867,476
Publicis Groupe(a)	846,300	44,256,633
Societe Television Francaise S.A.	3,601,500	62,781,518
Sodexo	379,232	26,209,566
Vallourec S.A.	351,973	37,064,755

		283,056,166

Germany - 6.2%
Allianz SE	584,300	69,588,095
Daimler AG*	329,000	22,344,999
SAP AG	1,324,000	67,569,616

		159,502,710

Ireland - 2.2%
Bank of Ireland plc*	60,692,042	30,606,986
Experian plc	2,043,700	25,451,827

		56,058,813

Israel - 0.1%
Orbotech, Ltd.*	265,000	3,466,200

Italy - 2.2%
Intesa Sanpaolo	20,594,400	55,975,409

Japan - 23.5%
Canon, Inc.(a)	1,464,400	75,132,134
Daiwa Securities Group, Inc.(a)	19,871,000	102,264,227
Honda Motor Co., Ltd.(a)	1,215,000	48,059,689
Japan Tobacco, Inc.(a)	15,960	59,035,750
Meitec Corp.*(a)	908,000	19,432,804
Olympus Corp.(a)	1,898,700	57,460,218
OMRON Corp.	1,652,300	43,802,382
Rohm Co., Ltd.	1,073,700	70,135,883
Sumitomo Mitsui Financial Group, Inc.	1,588,100	56,573,716
Toyota Motor Corp.	1,935,500	76,279,556

		608,176,359

Mexico - 2.0%
Fomento Economico Mexicano, S.A.B de C.V. (ADR)	316,200	17,681,904
Grupo Televisa S.A. (ADR)*(a)	1,330,786	34,507,281

		52,189,185

Security Description	Shares	Value

Netherlands - 5.2%
Akzo Nobel N.V.	430,100	$26,830,246
ArcelorMittal(a)	1,255,800	47,885,656
Heineken Holding N.V.	929,300	40,538,617
Koninklijke Ahold N.V.	1,378,400	18,244,786

		133,499,305

South Korea - 2.1%
KT&G Corp.*	185,220	10,675,723
Samsung Electronics Co., Ltd.	50,900	42,535,444

		53,211,167

Spain - 2.3%
Banco Santander S.A.	5,620,489	59,853,493

Sweden - 2.4%
Assa Abloy AB - Class B	2,249,400	63,420,112

Switzerland - 21.3%
Adecco S.A.	1,010,400	66,159,571
Compagnie Financiere Richemont S.A.	442,800	26,071,332
Credit Suisse Group AG	2,056,300	83,034,930
Geberit AG	109,400	25,317,168
Givaudan S.A.	22,500	24,313,655
Holcim, Ltd.*	519,000	39,253,747
Kuehne & Nagel International AG	224,400	31,200,847
Nestle S.A.	705,100	41,336,168
Novartis AG	760,900	44,810,780
Roche Holdings AG(a)	312,100	45,788,245
UBS AG*	4,150,247	68,169,649
Wolseley plc*	1,804,400	57,606,487

		553,062,579

United Kingdom - 11.8%
BAE Systems plc	3,273,800	16,853,864
Diageo plc	3,778,900	70,018,467
G4S plc	15,899,800	63,191,258
GlaxoSmithKline plc	1,638,800	31,845,207
Reed Elsevier plc	6,039,800	51,040,680
Schroders plc	868,600	25,151,543
Schroders plc(b)	255,300	5,810,994
Signet Jewelers, Ltd.*(a)	959,292	41,633,273

		305,545,286

Total Common Stocks (Cost $2,220,312,665)		2,531,042,019

Short-Term Investments - 11.9%
Mutual Funds - 7.4%
State Street Navigator Securities Lending Prime Portfolio(c)	190,705,641	190,705,641

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreements - 4.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $2,829,199 on 01/03/11 collateralized by $2,875,000 Federal Home Loan Mortgage Corp. at 1.250% due 09/30/13 with a value of $2,885,781.	$2,829,197	$2,829,197
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $114,058,898 on 01/03/11 collateralized by $116,340,000 Federal National Mortgage Association at 1.250% due 09/30/13 with a value of $116,340,000.	114,058,803	114,058,803

Total Short-Term Investments (Cost $307,593,641)		307,593,641

Total Investments - 109.6% (Cost $2,527,906,306#)		2,838,635,660

Other Assets and Liabilities (net) - (9.6)%		(248,463,549)

Net Assets - 100.0%		$2,590,172,111

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $2,566,337,792. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $406,544,162 and $134,246,294, respectively, resulting in a net unrealized appreciation of $272,297,868.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $182,317,291 and the collateral received consisted of cash in the amount of $190,705,641. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents non-voting shares.
(c)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2010 (Unaudited)
% of Net Assets
Capital Markets	11.0
Commercial Banks	10.4
Media	8.6
Beverages	5.8
Automobiles	5.7
Commercial Services & Supplies	4.9
Pharmaceuticals	4.7
Semiconductors & Semiconductor Equipment	4.3
Professional Services	4.3
Building Products	3.4

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$114,973,018	$—	$114,973,018
Canada	29,052,217	—	—	29,052,217
France	—	283,056,166	—	283,056,166
Germany	—	159,502,710	—	159,502,710
Ireland	—	56,058,813	—	56,058,813
Israel	3,466,200	—	—	3,466,200
Italy	—	55,975,409	—	55,975,409
Japan	—	608,176,359	—	608,176,359
Mexico	52,189,185	—	—	52,189,185
Netherlands	—	133,499,305	—	133,499,305
South Korea	—	53,211,167	—	53,211,167
Spain	—	59,853,493	—	59,853,493
Sweden	—	63,420,112	—	63,420,112
Switzerland	—	553,062,579	—	553,062,579
United Kingdom	41,633,273	263,912,013	—	305,545,286
Total Common Stocks	126,340,875	2,404,701,144	—	2,531,042,019
Short-Term Investments
Mutual Funds	190,705,641	—	—	190,705,641
Repurchase Agreements	—	116,888,000	—	116,888,000
Total Short-Term Investments	190,705,641	116,888,000	—	307,593,641
Total Investments	$317,046,516	$2,521,589,144	$—	$2,838,635,660

Forward Contracts**
Forward Contracts to Sell Appreciation	$—	$137,807	$—	$137,807
Forward Contracts to Sell (Depreciation)	—	(33,602,655)	—	(33,602,655)
Total Forward Contracts	$—	$(33,464,848)	$—	$(33,464,848)

**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$2,721,747,660
Repurchase Agreements	116,888,000
Cash	340
Cash denominated in foreign currencies (c)	514,291
Receivable for investments sold	12,643,929
Receivable for shares sold	1,620,804
Dividends receivable	3,451,235
Interest receivable	32
Unrealized appreciation on forward foreign currency exchange contracts	137,807

Total assets	2,857,004,098

Liabilities
Payables for:
Investments purchased	39,544,102
Shares redeemed	856,176
Unrealized depreciation on forward foreign currency exchange contracts	33,602,655
Collateral for securities loaned	190,705,641
Accrued Expenses:
Management fees	1,625,706
Distribution and service fees - Class B	201,244
Distribution and service fees - Class E	16,968
Administration fees	11,608
Custodian and accounting fees	115,547
Deferred trustees’ fees	16,302
Other expenses	136,038

Total liabilities	266,831,987

Net Assets	$2,590,172,111

Net Assets Represented by
Paid in surplus	$2,653,779,675
Accumulated net realized loss	(374,832,878)
Unrealized appreciation on investments and foreign currency transactions	277,521,578
Undistributed net investment income	33,703,736

Net Assets	$2,590,172,111

Net Assets
Class A	$1,479,312,772
Class B	975,943,645
Class E	134,915,694
Capital Shares Outstanding*
Class A	107,336,907
Class B	71,699,083
Class E	9,868,113
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.78
Class B	13.61
Class E	13.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $2,411,018,306.
(b)	Includes securities loaned at value of $182,317,291.
(c)	Identified cost of cash denominated in foreign currencies was $506,229.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$45,128,049
Interest (b)	1,700,945

Total investment income	46,828,994

Expenses
Management fees	16,770,478
Administration fees	124,654
Custodian and accounting fees	1,243,094
Distribution and service fees - Class B	1,991,877
Distribution and service fees - Class E	190,057
Audit and tax services	38,089
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	163,781
Insurance	10,689
Miscellaneous	14,617

Total expenses	20,618,271
Less management fee waiver	(290,683)

Net expenses	20,327,588

Net investment income	26,501,406

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	182,567,688
Foreign currency transactions	7,696,783

Net realized gain on investments and foreign currency transactions	190,264,471

Net change in unrealized appreciation (depreciation) on:
Investments	164,220,535
Foreign currency transactions	(33,659,537)

Net change in unrealized appreciation on investments and foreign currency transactions	130,560,998

Net realized and unrealized gain on investments and foreign currency transactions	320,825,469

Net Increase in Net Assets from Operations	$347,326,875

(a)	Net of foreign withholding taxes of $4,516,727.
(b)	Includes net income on securities loaned of $1,694,797.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$26,501,406	$22,102,983
Net realized gain (loss) on investments and foreign currency transactions	190,264,471	(269,983,848)
Net change in unrealized appreciation on investments and foreign currency transactions	130,560,998	933,500,847

Net increase in net assets resulting from operations	347,326,875	685,619,982

Distributions to Shareholders
From net investment income
Class A	(23,569,549)	(67,860,377)
Class B	(14,825,565)	(41,341,914)
Class E	(2,584,459)	(7,308,464)
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(40,979,573)	(116,510,755)

Net increase in net assets from capital share transactions	365,315,681	158,166,018

Net Increase in Net Assets	671,662,983	727,275,245
Net assets at beginning of period	1,918,509,128	1,191,233,883

Net assets at end of period	$2,590,172,111	$1,918,509,128

Undistributed net investment income at end of period	$33,703,736	$40,485,120

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	23,486,991	$293,268,257	25,272,307	$226,728,889
Reinvestments	1,857,332	23,569,549	8,579,062	67,860,377
Redemptions	(7,841,206)	(95,907,941)	(22,959,806)	(224,356,002)

Net increase	17,503,117	$220,929,865	10,891,563	$70,233,264

Class B
Sales	19,148,772	$236,853,011	11,712,539	$118,183,738
Reinvestments	1,181,320	14,825,565	5,279,938	41,341,914
Redemptions	(8,291,750)	(99,738,952)	(8,511,114)	(81,386,985)

Net increase	12,038,342	$151,939,624	8,481,363	$78,138,667

Class E
Sales	1,643,338	$20,345,227	2,415,780	$24,820,862
Reinvestments	205,116	2,584,459	929,830	7,308,464
Redemptions	(2,516,305)	(30,483,494)	(2,395,023)	(22,335,239)

Net increase (decrease)	(667,851)	$(7,553,808)	950,587	$9,794,087

Increase derived from capital shares transactions		$365,315,681		$158,166,018

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.05	$8.57	$17.27	$19.03	$16.23

Income (Loss) from Investment Operations
Net Investment Income(a)	0.16	0.15	0.40	0.33	0.31
Net Realized and Unrealized Gain (Loss) on Investments	1.83	4.17	(6.46)	(0.35)	4.20

Total From Investment Operations	1.99	4.32	(6.06)	(0.02)	4.51

Less Distributions
Distributions from Net Investment Income	(0.26)	(0.84)	(0.28)	(0.18)	(0.49)
Distributions from Net Realized Capital Gains	—	—	(2.36)	(1.56)	(1.22)

Total Distributions	(0.26)	(0.84)	(2.64)	(1.74)	(1.71)

Net Asset Value, End of Period	$13.78	$12.05	$8.57	$17.27	$19.03

Total Return (%)	16.67	55.46	(40.72)	(0.86)	29.20

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.85	0.84	0.85	0.86	0.98
Ratio of Net Expenses to Average Net Assets (%)(b)	0.84	0.83	0.85	0.86	0.97
Ratio of Net Investment Income to Average Net Assets (%)	1.33	1.58	3.18	1.76	1.77
Portfolio Turnover Rate (%)	50.7	54.7	52.7	49.6	45.9
Net Assets, End of Period (in millions)	$1,479.3	$1,082.1	$676.3	$1,458.3	$1,037.0

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.91	$8.47	$17.09	$18.87	$16.11

Income (Loss) from Investment Operations
Net Investment Income(a)	0.13	0.13	0.36	0.30	0.26
Net Realized and Unrealized Gain (Loss) on Investments	1.81	4.11	(6.39)	(0.36)	4.17

Total From Investment Operations	1.94	4.24	(6.03)	(0.06)	4.43

Less Distributions
Distributions from Net Investment Income	(0.24)	(0.80)	(0.23)	(0.16)	(0.45)
Distributions from Net Realized Capital Gains	—	—	(2.36)	(1.56)	(1.22)

Total Distributions	(0.24)	(0.80)	(2.59)	(1.72)	(1.67)

Net Asset Value, End of Period	$13.61	$11.91	$8.47	$17.09	$18.87

Total Return (%)	16.42	55.06	(40.88)	(1.12)	28.85

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.10	1.09	1.10	1.10	1.23
Ratio of Net Expenses to Average Net Assets (%)(b)	1.09	1.08	1.10	1.10	1.22
Ratio of Net Investment Income to Average Net Assets (%)	1.07	1.30	2.93	1.60	1.49
Portfolio Turnover Rate (%)	50.7	54.7	52.7	49.6	45.9
Net Assets, End of Period (in millions)	$975.9	$710.5	$433.4	$862.6	$856.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.96	$8.50	$17.14	$18.91	$16.14

Income (Loss) from Investment Operations
Net Investment Income(a)	0.15	0.13	0.38	0.33	0.27
Net Realized and Unrealized Gain (Loss) on Investments	1.80	4.14	(6.42)	(0.37)	4.18

Total from Investment Operations	1.95	4.27	(6.04)	(0.04)	4.45

Less Distributions
Distributions from Net Investment Income	(0.24)	(0.81)	(0.24)	(0.17)	(0.46)
Distributions from Net Realized Capital Gains	—	—	(2.36)	(1.56)	(1.22)

Total Distributions	(0.24)	(0.81)	(2.60)	(1.73)	(1.68)

Net Asset Value, End of Period	$13.67	$11.96	$8.50	$17.14	$18.91

Total Return (%)	16.50	55.27	(40.82)	(1.00)	28.98

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.00	0.99	1.00	1.00	1.13
Ratio of Net Expenses to Average Net Assets (%)(b)	0.99	0.98	1.00	1.00	1.13
Ratio of Net Investment Income to Average Net Assets (%)	1.22	1.37	3.07	1.75	1.54
Portfolio Turnover Rate (%)	50.7	54.7	52.7	49.6	45.9
Net Assets, End of Period (in millions)	$134.9	$126.0	$81.5	$198.8	$221.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, forward transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Harris Associates L.P. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$16,770,478	0.85%	First $100 Million

	0.80%	$100 Million to $1 Billion

	0.75%	Over $1 Billion

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective January 1, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $1 billion. In connection with this change in the subadvisory fee, the Adviser voluntarily agreed to limit the management fee to the annual rate of 0.725% on the Portfolio’s average daily net assets in excess of $1 billion. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,389,653,064	$—	$1,056,285,617

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

At December 31, 2010, the Portfolio had following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$137,807	Unrealized depreciation on forward foreign currency exchange contracts	$33,602,655

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Location Statement of Operations—Net Realized Gain (Loss)	Foreign Currency Exchange

Foreign currency transactions	$8,338,743

Location Statement of Operations—Net Change in Unrealized Appreciation (Depreciation)

Foreign currency transactions	$(33,950,767)

For the year ended December 31, 2010, the average per contract outstanding for each derivative type was as follows:

Average Notional or Face Amount(a)	Foreign Currency Risk

Foreign currency transactions	$395,476,569

(a)	Averages are based on daily activity levels during 2010.

6. Forward Foreign Currency Exchange Contracts

Open forward foreign currency exchange contracts at December 31, 2010 were as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/12/2011	State Street Corp.	8,500,000	AUD	8,457,474	$7,384,800	$(1,072,674)

9/12/2011	State Street Corp.	5,700,000	AUD	5,648,385	5,005,569	(642,816)

9/16/2011	State Street Corp.	5,500,000	AUD	5,447,334	4,954,950	(492,384)

9/16/2011	State Street Corp.	8,675,000	AUD	8,591,931	8,186,598	(405,333)

9/21/2011	State Street Corp.	7,350,000	AUD	7,274,842	6,942,736	(332,106)

9/21/2011	State Street Corp.	9,700,000	AUD	9,600,812	9,297,935	(302,877)

6/15/2011	State Street Corp.	40,400,000	CHF	43,336,864	41,036,893	(2,299,971)

6/15/2011	State Street Corp.	40,000,000	CHF	42,907,786	41,596,040	(1,311,746)

6/15/2011	State Street Corp.	39,000,000	CHF	41,835,091	40,783,034	(1,052,057)

7/6/2011	State Street Corp.	42,500,000	CHF	45,603,466	40,242,401	(5,361,065)
7/19/2011	State Street Corp.	28,500,000	CHF	30,586,821	27,499,300	(3,087,521)

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Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
8/3/2011	State Street Corp.	26,500,000	CHF	28,446,467	$25,491,064	$(2,955,403)
3/1/2011	State Street Corp.	3,890,000,000	JPY	47,978,361	43,851,738	(4,126,623)
7/1/2011	State Street Corp.	1,890,000,000	JPY	23,348,465	21,496,571	(1,851,894)
7/20/2011	State Street Corp.	2,420,000,000	JPY	29,905,292	27,854,191	(2,051,101)
8/3/2011	State Street Corp.	2,120,000,000	JPY	26,204,333	24,598,819	(1,605,514)
8/15/2011	State Street Corp.	3,030,000,000	JPY	37,460,149	35,668,040	(1,792,109)
9/7/2011	State Street Corp.	4,370,000,000	JPY	54,048,066	52,119,983	(1,928,083)
9/16/2011	State Street Corp.	2,380,000,000	JPY	29,440,348	29,101,758	(338,590)
9/21/2011	State Street Corp.	3,930,000,000	JPY	48,617,868	48,755,675	137,807
9/21/2011	State Street Corp.	3,400,000,000	JPY	42,061,260	41,468,472	(592,788)

						$(33,464,848)

AUD - Australian Dollar

CHF - Swiss Franc

JPY - Japanese Yen

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$40,979,573	$116,510,755	$—	$—	$40,979,573	$116,510,755

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$399,546	$—	$272,410,584	$(336,401,392)	$(63,591,262)

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Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$42,593,080	$293,808,312	$336,401,392

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Harris Oakmark International Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Harris Oakmark International Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Harris Oakmark International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Harris Oakmark International Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three- and five- year periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

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Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Harris Oakmark International Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had reduced the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint, effective January 1, 2009. The Board also noted that effective January 1, 2009, the Adviser began waiving an additional portion of its advisory fee on assets over $1 billion in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

26

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Harris Oakmark International Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

27

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Met Investors Series Trust Invesco Small Cap Growth Portfolio (formerly Met/AIM Small Cap Growth Portfolio) Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 26.47%, 26.18%, and 26.33%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 29.09%.

Market Environment/Conditions

The U.S. economy provided signs of improvement during the fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low—ranging from zero to 0.25%. Real gross domestic product (GDP) registered positive growth during the reporting period with quarterly increases of 3.7%, 1.7% and 2.0% for the first, second and third quarters of 2010, respectively. Inflation, measured by the seasonally-adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly during 2010 to a rate of 9.8% nationwide as of November, 2010.

Against this backdrop, while stock market volatility increased significantly during the fiscal year, indexes measuring the performance of large-, mid- and small-cap stocks finished the period with positive, double-digit returns. In terms of investment style, growth stocks outperformed value stocks.

Portfolio Review/Current Positioning

The Portfolio had double-digit positive returns but underperformed versus the Russell 2000 Growth Index during the reporting period.

The Portfolio underperformed versus the Russell 2000 Growth Index in several sectors, including Information Technology, Energy and Industrials. The Portfolio underperformed by the widest margin in the Information Technology sector, primarily driven by stock selection in the software and semiconductor industry groups. Within this sector, much of the underperformance was a result of not owning several stocks that had strong performance. Despite underperforming in this sector, two holdings were among the leading contributors to performance during the period: F5 Networks Inc. and Informatica Corp.

Much of the underperformance in the Energy sector was also due to stock selection. Within this sector, exploration and production holdings Arena Resources and Goodrich Petroleum had weak performance given their higher exposure to natural gas. While we sold the position in Arena Resources Inc., we continue to own Goodrich Petroleum Corp.

Underperformance in the Industrials sector was also due to stock selection. One area of weakness was the commercial and professional services industry group. Within this industry group, one holding that was among the leading detractors to performance was Energy Solutions Inc. This holding was sold due to deteriorating fundamentals. Additionally, some of the underperformance resulted from not owning several industrials holdings that had strong performance but did not meet our strict investment criteria.

Some of this underperformance was offset by outperformance in other sectors, including Consumer Discretionary and Health Care. The Portfolio outperformed by the widest margin in the Consumer Discretionary sector, driven by stock selection in the retailing and automobile and components industry groups. Key contributors to performance in these industry groups included Netflix.com Inc. and TRW Automotive Holdings Corp. While we continue to own TRW Automotive Holdings, we sold Netflix.com due to concerns about high valuation levels.

Outperformance in the Health Care sector was driven primarily by stock selection in the pharmaceuticals/ biotechnology/ life sciences industry group. Within this industry group, several holdings including Biovail Corp. and OSI Pharmaceuticals benefited from strong price appreciation following the announcement that they would be acquired at a premium. Another holding that made a positive contribution to performance was Perrigo Co.

The most significant changes to Portfolio positioning included reductions in the Health Care and Financials sector where a number of holdings were sold. Proceeds from the sale of these holdings were used to purchase holdings in more economically sensitive sectors such as Consumer Discretionary, Materials and Energy.

At the close of the reporting period, the largest industry group overweights versus the Russell 2000 Growth Index included energy, semiconductors, banks and consumer services. The largest industry group underweights included pharmaceuticals/ biotechnology/ life sciences, consumer durables & apparel, health care equipment & services, and commercial & professional services.

Juliet Ellis, Senior Portfolio Manager

Juan Hartsfield, Portfolio Manager

Clay Manley, Portfolio Manager

Invesco Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may

1

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary* (continued)

not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
TransDigm Group, Inc.	1.6
TRW Automotive Holdings Corp.	1.5
Informatica Corp.	1.5
Polycom, Inc.	1.3
Ciena Corp.	1.2
Regal-Beloit Corp.	1.1
SBA Communications Corp. - Class A	1.1
Finisar Corp.	1.1
Williams-Sonoma, Inc.	1.1
SuccessFactors, Inc.	1.0

Top Sectors

% of Market Value of Total Investments
Cyclical	19.2
Non-Cyclical	16.4
Technology	15.1
Industrials	15.1
Communications	9.4
Energy	7.9
Short-Term Investments	7.8
Financials	5.6
Basic Materials	2.8
Utilities	0.7

2

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Invesco Small Cap Growth Portfolio managed by

Invesco Advisers, Inc. vs. Russell 2000 Growth Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
Invesco Small Cap Growth Portfolio—Class A	26.47%	5.75%	5.04%
Class B	26.18%	5.58%	6.64%
Class E	26.33%	5.67%	5.40%
Russell 2000 Growth Index[1]	29.09%	5.30%	7.48%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/1/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.87%	$1,000.00	$1,290.00	$5.02
Hypothetical*	0.87%	1,000.00	1,020.82	4.43

Class B(a)
Actual	1.12%	$1,000.00	$1,288.80	$6.46
Hypothetical*	1.12%	1,000.00	1,019.56	5.70

Class E(a)
Actual	1.02%	$1,000.00	$1,288.70	$5.88
Hypothetical*	1.02%	1,000.00	1,020.06	5.19

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 98.5%
Aerospace & Defense - 2.3%
Hexcel Corp.*	524,601	$9,490,032
TransDigm Group, Inc.*	308,139	22,189,089

		31,679,121

Air Freight & Logistics - 1.6%
Forward Air Corp.(a)	323,298	9,175,197
Hub Group, Inc.*	364,501	12,808,565

		21,983,762

Auto Components - 2.4%
Tenneco, Inc.*	275,484	11,338,922
TRW Automotive Holdings Corp.*(a)	393,883	20,757,634

		32,096,556

Biotechnology - 2.7%
Acorda Therapeutics, Inc.*	289,822	7,900,548
BioMarin Pharmaceutical, Inc.*(a)	448,064	12,066,364
Martek Biosciences Corp.*(a)	216,648	6,781,082
United Therapeutics Corp.*(a)	152,869	9,664,378

		36,412,372

Capital Markets - 2.3%
Affiliated Managers Group, Inc.*(a)	133,944	13,289,924
Greenhill & Co., Inc.	125,337	10,237,526
Stifel Financial Corp.*(a)	133,851	8,304,116

		31,831,566

Chemicals - 2.8%
Calgon Carbon Corp.*(a)	405,626	6,133,065
Intrepid Potash, Inc.*	305,900	11,407,011
Olin Corp.(a)	512,603	10,518,614
Rockwood Holdings, Inc.*	275,361	10,772,122

		38,830,812

Commercial & Professional Services - 1.8%
Corrections Corp. of America*	432,211	10,831,207
Fuel Tech, Inc.*(a)	439,490	4,267,448
Tetra Tech, Inc.*	402,097	10,076,551

		25,175,206

Commercial Banks - 2.4%
City National Corp.(a)	163,955	10,060,279
Huntington Bancshares, Inc.	1,447,505	9,944,359
SVB Financial Group*(a)	249,117	13,215,657

		33,220,295

Communications Equipment - 5.8%
Ciena Corp.*(a)	752,017	15,829,958
F5 Networks, Inc.*	89,338	11,628,234
Finisar Corp.*	485,604	14,417,583
Harmonic, Inc.*	1,070,434	9,173,619
NETGEAR, Inc.*	322,155	10,850,180
Polycom, Inc.*	457,103	17,817,875

		79,717,449

Security Description	Shares	Value

Containers & Packaging - 1.0%
Greif, Inc. - Class A	223,675	$13,845,482

Distributors - 0.6%
Pool Corp.	361,687	8,152,425

Electric Utilities - 0.7%
ITC Holdings Corp.	162,055	10,044,169

Electrical Equipment - 1.8%
Regal-Beloit Corp.	220,961	14,751,357
Thomas & Betts Corp.*	202,794	9,794,950

		24,546,307

Electronic Equipment, Instruments & Components - 2.1%
Coherent, Inc.*(a)	228,951	10,334,848
Littelfuse, Inc.	213,366	10,041,004
Tech Data Corp.*	194,101	8,544,326

		28,920,178

Energy Equipment & Services - 4.0%
Dresser-Rand Group, Inc.*	252,093	10,736,641
Dril-Quip, Inc.*	154,783	12,029,735
FMC Technologies, Inc.*	149,327	13,276,664
Lufkin Industries, Inc.	113,649	7,090,561
Patterson-UTI Energy, Inc.	524,919	11,312,004

		54,445,605

Food Products - 1.2%
Diamond Foods, Inc.	185,718	9,876,483
Ralcorp Holdings, Inc.*	107,469	6,986,560

		16,863,043

Health Care Equipment & Supplies - 2.5%
Insulet Corp.*	392,251	6,079,891
Meridian Bioscience, Inc.(a)	339,683	7,867,058
Sirona Dental Systems, Inc.*	248,905	10,399,251
Zoll Medical Corp.*	280,856	10,456,269

		34,802,469

Health Care Providers & Services - 3.6%
Chemed Corp.	202,812	12,880,590
Health Management Associates, Inc.- Class A*	1,017,245	9,704,517
MEDNAX, Inc.*	149,282	10,045,186
PSS World Medical, Inc.*(a)	389,437	8,801,276
VCA Antech, Inc.*(a)	342,328	7,972,819

		49,404,388

Health Care Technology - 1.6%
Allscripts Healthcare Solutions, Inc.*	611,458	11,782,795
Quality Systems, Inc.	143,807	10,040,605

		21,823,400

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Hotels, Restaurants & Leisure - 6.1%
Brinker International, Inc.	495,163	$10,339,003
Buffalo Wild Wings, Inc.*	190,723	8,363,204
Choice Hotels International, Inc.(a)	245,836	9,408,144
Darden Restaurants, Inc.	211,533	9,823,593
Jack in the Box, Inc.*	439,364	9,283,761
P.F. Chang’s China Bistro, Inc.(a)	274,553	13,304,838
Penn National Gaming, Inc.*	362,459	12,740,434
WMS Industries, Inc.*	221,697	10,029,572

		83,292,549

Insurance - 1.3%
Brown & Brown, Inc.	286,352	6,855,267
ProAssurance Corp.*	173,786	10,531,431

		17,386,698

Internet Software & Services - 2.2%
Open Text Corp.*(a)	201,632	9,287,170
ValueClick, Inc.*	232,285	3,723,529
VistaPrint N.V.*(a)	180,336	8,295,456
WebMD Health Corp.*	179,337	9,156,947

		30,463,102

IT Services - 1.3%
Alliance Data Systems Corp.*(a)	129,303	9,184,392
Global Payments, Inc.	186,153	8,602,130

		17,786,522

Life Sciences Tools & Services - 2.0%
PAREXEL International Corp.*	382,648	8,123,617
PerkinElmer, Inc.	390,744	10,089,010
Techne Corp.	129,332	8,493,233

		26,705,860

Machinery - 3.6%
Kaydon Corp.	228,668	9,311,361
Kennametal, Inc.	232,021	9,155,549
Lincoln Electric Holdings, Inc.	153,627	10,027,234
Lindsay Co.(a)	133,170	7,914,293
Wabtec Corp.	235,657	12,463,899

		48,872,336

Media - 1.2%
DreamWorks Animation SKG, Inc. - Class A*	232,471	6,850,920
National CineMedia, Inc.(a)	489,162	9,739,216

		16,590,136

Metals & Mining - 0.6%
Carpenter Technology Corp.	203,244	8,178,539

Oil, Gas & Consumable Fuels - 4.5%
Bill Barrett Corp.*(a)	242,027	9,954,571
Carrizo Oil & Gas, Inc.*	350,980	12,105,300
Frontier Oil Corp.*	612,744	11,035,519
Goodrich Petroleum Corp.*(a)	293,085	5,170,019

Security Description	Shares	Value

Oil, Gas & Consumable Fuels - continued
James River Coal Co.*(a)	416,791	$10,557,316
SandRidge Energy, Inc.*	1,687,164	12,350,041

		61,172,766

Personal Products - 0.8%
Nu Skin Enterprises, Inc. - Class A	337,309	10,206,970

Pharmaceuticals - 2.1%
Medicis Pharmaceutical Corp. - Class A	352,722	9,449,422
Perrigo Co.(a)	156,067	9,883,723
Valeant Pharmaceuticals International, Inc.(a)	337,757	9,555,146

		28,888,291

Professional Services - 1.0%
CoStar Group, Inc.*(a)	241,623	13,907,820

Road & Rail - 0.9%
Knight Transportation, Inc.(a)	668,089	12,693,691

Semiconductors & Semiconductor Equipment - 7.5%
Advanced Energy Industries, Inc.*	640,392	8,734,947
Cymer, Inc.*	153,112	6,900,758
Hittite Microwave Corp.*	208,192	12,708,040
Microsemi Corp.*	607,353	13,908,384
ON Semiconductor Corp.*	1,013,698	10,015,336
Power Integrations, Inc.(a)	223,174	8,958,204
RF Micro Devices, Inc.*	1,428,525	10,499,659
Semtech Corp.*	444,416	10,061,578
Teradyne, Inc.*(a)	794,729	11,157,995
Volterra Semiconductor Corp.*(a)	399,937	9,262,541

		102,207,442

Software - 10.2%
ANSYS, Inc.*	204,205	10,632,954
Aspen Technology, Inc.*	735,035	9,334,945
CommVault Systems, Inc.*	355,751	10,181,594
Fair Isaac Corp.(a)	333,159	7,785,926
Informatica Corp.*	451,413	19,875,714
Lawson Software, Inc.*(a)	1,374,290	12,712,182
MICROS Systems, Inc.*	263,187	11,543,382
Nice Systems, Ltd. (ADR)*	311,009	10,854,214
Parametric Technology Corp.*	423,946	9,551,503
Quest Software, Inc.*	496,462	13,771,856
SuccessFactors, Inc.*	481,272	13,937,637
Websense, Inc.*(a)	446,627	9,044,197

		139,226,104

Specialty Retail - 5.4%
Dick’s Sporting Goods, Inc.*	306,962	11,511,075
DSW, Inc. - Class A*(a)	271,923	10,632,189
Foot Locker, Inc.	571,755	11,217,833
Group 1 Automotive, Inc.(a)	296,340	12,375,159

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Specialty Retail - continued
Tractor Supply Co.	285,411	$13,839,579
Williams-Sonoma, Inc.(a)	403,234	14,391,422

		73,967,257

Textiles, Apparel & Luxury Goods - 2.1%
Maidenform Brands, Inc.*	325,531	7,737,872
Steven Madden, Ltd.*	248,423	10,364,208
Warnaco Group, Inc. (The)*	184,705	10,171,704

		28,273,784

Trading Companies & Distributors - 1.4%
Watsco, Inc.(a)	130,024	8,201,914
WESCO International, Inc.*(a)	205,119	10,830,283

		19,032,197

Wireless Telecommunication Services - 1.1%
SBA Communications Corp. - Class A*(a)	355,558	14,556,545

Total Common Stocks (Cost $1,065,405,791)		1,347,203,214

Short-Term Investments - 8.3%
Mutual Funds - 7.7%
State Street Navigator Securities Lending Prime Portfolio (b)	105,762,670	105,762,670

Repurchase Agreement - 0.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $7,661,006 on 01/03/11 collateralized by $7,780,000 Federal National Mortgage Association at 1.250% due 08/16/13 with a value of $7,818,900.	$7,661,000	7,661,000

Total Short-Term Investments (Cost $113,423,670)		113,423,670

Total Investments - 106.8% (Cost $1,178,829,461#)		1,460,626,884

Other Assets and Liabilities (net) - (6.8)%		(92,451,253)

Net Assets - 100.0%		$1,368,175,631

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $1,179,623,504. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $298,679,577 and $17,676,197, respectively, resulting in a net unrealized appreciation of $281,003,380.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $103,130,523 and the collateral received consisted of cash in the amount of $105,762,670 and non-cash collateral with a value of $578,290. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statements of Assets and Liabilities.
(b)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Invesco Small Cap Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,347,203,214	$—	$—	$1,347,203,214
Short-Term Investments
Mutual Funds	105,762,670	—	—	105,762,670
Repurchase Agreement	—	7,661,000	—	7,661,000
Total Short-Term Investments	105,762,670	7,661,000	—	113,423,670
Total Investments	$1,452,965,884	$7,661,000	$—	$1,460,626,884

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$1,452,965,884
Repurchase Agreement	7,661,000
Cash	119
Receivable for investments sold	19,697,453
Receivable for shares sold	610,758
Dividends receivable	350,414

Total assets	1,481,285,628

Liabilities
Payables for:
Investments purchased	5,816,984
Shares redeemed	416,184
Collateral for securities loaned	105,762,670
Accrued Expenses:
Management fees	951,335
Distribution and service fees - Class B	59,240
Distribution and service fees - Class E	1,448
Administration fees	6,169
Custodian and accounting fees	8,430
Deferred trustees’ fees	16,302
Other expenses	71,235

Total liabilities	113,109,997

Net Assets	$1,368,175,631

Net Assets Represented by
Paid in surplus	$1,102,413,901
Accumulated net realized loss	(16,019,391)
Unrealized appreciation on investments	281,797,423
Distributions in excess of net investment income	(16,302)

Net Assets	$1,368,175,631

Net Assets
Class A	$1,074,357,125
Class B	282,356,058
Class E	11,462,448
Capital Shares Outstanding*
Class A	75,701,365
Class B	20,341,029
Class E	815,073
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.19
Class B	13.88
Class E	14.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,171,168,461.
(b)	Includes securities loaned at value of $103,130,523.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$6,819,439
Interest (b)	338,444

Total investment income	7,157,883

Expenses
Management fees	9,390,445
Administration fees	65,504
Custodian and accounting fees	93,443
Distribution and service fees - Class B	597,329
Distribution and service fees - Class E	16,367
Audit and tax services	34,460
Legal	46,746
Trustees’ fees and expenses	24,650
Shareholder reporting	82,688
Insurance	3,925
Miscellaneous	12,768

Total expenses	10,368,325
Less management fee waiver	(125,000)
Less broker commission recapture	(34,624)

Net expenses	10,208,701

Net investment loss	(3,050,818)

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	46,340,175
Futures contracts	(371,578)

Net realized gain on investments and futures contracts	45,968,597

Net change in unrealized appreciation on investments	225,679,310

Net realized and unrealized gain on investments and futures contracts	271,647,907

Net Increase in Net Assets from Operations	$268,597,089

(a)	Net of foreign withholdings taxes of $65,004.
(b)	Includes net income on securities loaned of $335,602.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(3,050,818)	$(267,975)
Net realized gain (loss) on investments and futures	45,968,597	(10,529,104)
Net change in unrealized appreciation on investments	225,679,310	235,951,047

Net increase in net assets resulting from operations	268,597,089	225,153,968

Distributions to Shareholders
From net investment income
Class A	—	—
Class B	—	—
Class E	—	—
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	—	—

Net increase in net assets from capital share transactions	147,448,227	186,414,594

Net Increase in Net Assets	416,045,316	411,568,562
Net assets at beginning of period	952,130,315	540,561,753

Net assets at end of period	$1,368,175,631	$952,130,315

Distributions in excess of net investment income at end of period	$(16,302)	$(7,518)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	17,953,985	$223,521,618	25,271,381	$231,603,368
Reinvestments	—	—	—	—
Redemptions	(6,360,093)	(76,858,650)	(5,587,900)	(51,676,188)

Net increase	11,593,892	$146,662,968	19,683,481	$179,927,180

Class B
Sales	4,250,820	$50,930,540	3,811,984	$35,451,595
Reinvestments	—	—	—	—
Redemptions	(4,076,975)	(47,816,161)	(3,061,343)	(28,043,543)

Net increase	173,845	$3,114,379	750,641	$7,408,052

Class E
Sales	129,631	$1,557,646	208,208	$1,909,106
Reinvestments	—	—	—	—
Redemptions	(327,066)	(3,886,766)	(315,689)	(2,829,744)

Net decrease	(197,435)	$(2,329,120)	(107,481)	$(920,638)

Increase derived from capital shares transactions		$147,448,227		$186,414,594

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.22	$8.36	$14.86	$13.53	$13.66

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	(0.03)	0.00 +	(0.01)	(0.06)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	3.00	2.86	(5.35)	1.60	1.97

Total from Investment Operations	2.97	2.86	(5.36)	1.54	1.89

Less Distributions
Distributions from Net Investment Income	—	—	—	—	—
Distributions from Net Realized Capital Gains	—	—	(1.14)	(0.21)	(2.02)

Total Distributions	—	—	(1.14)	(0.21)	(2.02)

Net Asset Value, End of Period	$14.19	$11.22	$8.36	$14.86	$13.53

Total Return (%)	26.47	34.21	(38.60)	11.40	13.91

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.89	0.90	0.89	0.92	0.98
Ratio of Net Expenses to Average Net Assets (%)(b)	0.87	0.90	0.89	0.92	0.97
Ratio of net Investment Income (loss) to Average Net Assets (%)	(0.22)	0.03	(0.07)	(0.42)	(0.58)
Portfolio Turnover Rate (%)	35.8	31.4	43.0	33.6	56.4
Net Assets, End of Period (in millions)	$1,074.4	$719.1	$371.6	$587.1	$329.3

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.00	$8.22	$14.66	$13.39	$13.51

Income (Loss) from Investment Operations
Net Investment Loss(a)	(0.06)	(0.02)	(0.04)	(0.10)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	2.94	2.80	(5.26)	1.58	2.01

Total from Investment Operations	2.88	2.78	(5.30)	1.48	1.90

Less Distributions
Distributions from Net Investment Income	—	—	—	—	—
Distributions from Net Realized Capital Gains	—	—	(1.14)	(0.21)	(2.02)

Total Distributions	—	—	(1.14)	(0.21)	(2.02)

Net Asset Value, End of Period	$13.88	$11.00	$8.22	$14.66	$13.39

Total Return (%)	26.18	33.82	(38.73)	11.07	14.18

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.14	1.15	1.14	1.17	1.23
Ratio of Net Expenses to Average Net Assets (%)(b)	1.12	1.15	1.14	1.16	1.21
Ratio of Net Investment Loss to Average Net Assets (%)	(0.47)	(0.23)	(0.33)	(0.69)	(0.83)
Portfolio Turnover Rate (%)	35.8	31.4	43.0	33.6	56.4
Net Assets, End of Period (in millions)	$282.4	$221.8	$159.7	$292.0	$299.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Years Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.13	$8.31	$14.80	$13.50	$13.60

Income (Loss) from Investment Operations
Net Investment Loss (a)	(0.05)	(0.01)	(0.03)	(0.09)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.98	2.83	(5.32)	1.60	2.02

Total From Investment Operations	2.93	2.82	(5.35)	1.51	1.92

Less Distributions
Distributions from Net Investment Income	—	—	—	—	—
Distributions from Net Realized Capital Gains	—	—	(1.14)	(0.21)	(2.02)

Total Distributions	—	—	(1.14)	(0.21)	(2.02)

Net Asset Value, End of Period	$14.06	$11.13	$8.31	$14.80	$13.50

Total Return (%)	26.33	33.94	(38.70)	11.20	14.25

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.04	1.05	1.04	1.07	1.13
Ratio of Net Expenses to Average Net Assets (%)(b)	1.02	1.05	1.04	1.07	1.11
Ratio of Net Investment Loss to Average Net Assets (%)	(0.38)	(0.13)	(0.23)	(0.58)	(0.73)
Portfolio Turnover Rate (%)	35.8	31.4	43.0	33.6	56.4
Net Assets, End of Period (in millions)	$11.5	$11.3	$9.3	$17.9	$15.4

+	Net investment income was less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (formerly Met/AIM Small Cap Growth Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, deferred trustees compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Invesco Advisers, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$9,390,445	0.88%		First $500 Million

	0.83%	Over $	500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective November 12, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $250 million but less than $500 million. In connection with this change in the subadvisory fee, the Adviser voluntarily agreed to limit the management fee to the annual rate of 0.83% on the Portfolio’s average daily net assets in excess of $250 million up to $500 million. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

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MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$507,582,113	$—	$383,878,779

5. Investment in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29—April 30, 2010, the Portfolio had bought and sold $81,885,229 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contacts. For the year ended December 31, 2010, the Portfolio had realized losses in the amount of $(371,578) which are shown under Net realized loss on Futures contracts in the Statement of Operations.

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MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2010 and 2009.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$281,003,381	$(15,225,349)	$265,778,032

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$4,610,113	$10,615,236	$15,225,349

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Small Cap Growth Portfolio (formerly, Met/AIM Small Cap Growth Portfolio), one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Invesco Small Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Invesco Small Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Invesco Small Cap Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- year period ended June 30, 2010, and outperformed the median of its Performance Universe and Lipper Index for the three- and five- year periods ended June 30, 2010. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one- and five- year periods ended September 30, 2010, and underperformed its benchmark for the three- year period ended September 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance, including that the performance of the Portfolio over the long term has been solid. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

24

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Invesco Small Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group and above the median of the Expense Universe and Sub-advised Expense Universe and that total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that management had implemented a reduction to the Portfolio’s advisory and sub-advisory fee schedules in 2007. The Board also noted that the Adviser had recently negotiated a further reduction to the Portfolio’s sub-advisory fee schedule by lowering the level at which breakpoints took effect. The Board also noted that effective October 1, 2009, the Adviser began waiving an additional portion of its advisory fee on assets over $250 million in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

25

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Invesco Small Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fee was above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Janus Forty Portfolio returned 9.68%, 9.40%, and 9.50%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 16.71%.

Market Environment/Conditions

U.S. equity markets posted double-digit gains during the 12-month period ended December 31, 2010 and closed near their highest level since June 2008 amid improving manufacturing, housing and retail data and better-than-expected corporate earnings. Another round of quantitative easing by the Federal Reserve also provided a positive backdrop for risk assets. Economic indicators have improved in the U.S. and other markets. Large-cap companies have been generating higher margins and returns, and we were seeing continued strength in emerging markets. Small caps significantly outperformed large caps during the period, while growth-style indices significantly outperformed value. Consumer Discretionary and Industrials were the best performing sectors within the Russell 1000 Growth Index, while Health Care and Utilities were relative laggards. Commodities posted strong gains, although natural gas was a notable exception with double-digit losses.

Portfolio Review/Current Positioning

Holdings within Financials, Energy and Health Care were the primary detractors from relative returns. Financials have been our largest overweight position in the Portfolio. The sector underperformed the Index and our stock selection underperformed the sector. The gap stems from stock selection and a focus on large, money center banks rather than regional banks. Our focus on money center banks results from our belief that these companies will use their strong franchise power and dominant market shares to drive better returns and rapid earnings growth as the financial system normalizes. In the last year, however, these stocks suffered from a confluence of events, including the process of financial reform and the accompanying populist rhetoric; the weakness in the euro, impacting global banks with euro-based revenues; and the European sovereign debt crisis and subsequent economic impacts. Regional banks more exposed to improving credit conditions in the U.S. and less sensitive to the issues of reform and Europe, fared better.

The largest detractor over the period was Research In Motion. The wireless communication device maker was weak early in the period and we sold our position. We think the company faces a more difficult pricing and competitive environment and felt there were more compelling opportunities to gain exposure to the trend in the mobile and wireless space.

Shares of Cisco Systems, a networking equipment company, fell after the company cited tight public spending on Information Technology, falling cable set-top box sales and retrenchment following strong “catch-up” sales in earlier quarters, among other factors. While the company may be well positioned to benefit from increasing data usage and Internet traffic, we are evaluating the position. Lastly, Biotechnology company Gilead Sciences Inc. held back the Portfolio’s returns. We think the company faces a more challenging patent environment and we exited the position late in the period.

Apple Inc. was a top contributor for the year and remained a top position in the Portfolio largely because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. The company continues to leverage its vertical integration, innovate its product portfolio and demonstrate sales strength in international markets. We like the company’s long-term growth prospects and demonstrated ability to win in various economic environments.

Ivanhoe Mines, an international mineral exploration and development company that is levered to copper prices, finished the period as a top contributor. During the year, we initiated a position in the company, which has one of the largest new copper discoveries in close proximity to one of the largest customers of copper—China. We think this puts Ivanhoe in a uniquely strong position to benefit from China’s growth. Enterprise software company Oracle has been a strong performer that we like because of its recurring maintenance contracts, dominant market share and pricing power. We believe the company is executing well on its acquisition of Sun Microsystems and that Oracle can now offer more compelling products that integrate hardware and software.

Aside from some of the sells and buys mentioned above, we added select global automobile manufacturers and exited some health care names, from pharmacy benefit managers to medical suppliers. We added to our holdings in some battered financials, including a brokerage firm and a bank holding company.

Ron Sachs, CFA

Portfolio Manager

Janus Capital Management LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings,

1

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary* (continued)

asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Apple, Inc.	10.0
Celgene Corp.	6.4
Oracle Corp.	5.6
eBay, Inc.	4.4
Bank of America Corp.	4.2
Ivanhoe Mines, Ltd.	3.7
Cisco Systems, Inc.	3.6
Google, Inc. - Class A	3.6
United Parcel Service, Inc. - Class B	3.3
Yahoo!, Inc.	3.1

Top Sectors

% of Market Value of Total Investments
Communications	19.8
Technology	16.6
Financials	15.7
Non-Cyclical	13.1
Industrials	10.9
Short-Term Investments	10.8
Cyclical	6.4
Basic Materials	4.7
Energy	2.0

2

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Janus Forty Portfolio managed by Janus Capital Management LLC vs.
Russell 1000 Growth Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	10 Year	Since Inception[3]
Janus Forty Portfolio—Class A	9.68%	4.20%	1.84%	—
Class B	9.40%	—	—	2.82%
Class E	9.50%	—	—	2.92%
Russell 1000 Growth Index[1]	16.71%	3.75%	0.02%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Growth Index is an unmanaged measure the performance of the largest capitalized U.S. companies, with the Russell 1000 companies, that have higher price-to-book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 03/19/1982. Inception of Class B and Class E shares is 04/28/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.67%	$1,000.00	$1,227.50	$3.76
Hypothetical*	0.67%	1,000.00	1,021.83	3.41

Class B
Actual	0.92%	$1,000.00	$1,225.70	$5.16
Hypothetical*	0.92%	1,000.00	1,020.57	4.69

Class E
Actual	0.82%	$1,000.00	$1,226.50	$4.60
Hypothetical*	0.82%	1,000.00	1,021.07	4.18

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 94.1%
Aerospace & Defense - 1.6%
Precision Castparts Corp.	214,145	$29,811,125

Air Freight & Logistics - 4.6%
C.H. Robinson Worldwide, Inc.(a)	280,652	22,505,484
United Parcel Service, Inc. - Class B	857,200	62,215,576

		84,721,060

Automobiles - 4.3%
Ford Motor Co.*(a)	3,319,005	55,726,094
General Motors Co.*(a)	674,960	24,879,026

		80,605,120

Beverages - 2.3%
Anheuser-Busch InBev N.V.	750,200	42,956,448

Biotechnology - 7.4%
Celgene Corp.*	2,025,122	119,765,715
Vertex Pharmaceuticals, Inc.*(a)	532,565	18,655,752

		138,421,467

Capital Markets - 2.6%
Charles Schwab Corp. (The)	1,955,148	33,452,582
Goldman Sachs Group, Inc. (The)	90,955	15,294,993

		48,747,575

Chemicals - 1.1%
Israel Chemicals, Ltd.	1,208,382	20,790,850

Commercial Banks - 1.9%
Standard Chartered plc	1,275,954	34,367,080

Communications Equipment - 3.7%
Cisco Systems, Inc.*	3,357,665	67,925,563

Computers & Peripherals - 10.0%
Apple, Inc.*	578,058	186,458,389

Diversified Financial Services - 7.9%
Bank of America Corp.	5,843,180	77,948,021
CME Group, Inc. - Class A	103,605	33,334,909
JPMorgan Chase & Co.	849,515	36,036,426

		147,319,356

Electronic Equipment, Instruments & Components - 3.2%
Amphenol Corp. - Class A(a)	398,530	21,034,413
Tyco Electronics, Ltd.	1,087,705	38,504,757

		59,539,170

Health Care Providers & Services - 2.0%
Medco Health Solutions, Inc.*	595,885	36,509,874

Household Products - 2.2%
Colgate-Palmolive Co.	272,630	21,911,273
Reckitt Benckiser Group plc	334,723	18,415,869

		40,327,142

Insurance - 3.4%
AIA Group, Ltd.*	7,976,200	22,420,477

Security Description	Shares	Value

Insurance - continued
Prudential plc	3,966,660	$41,384,680

		63,805,157

Internet Software & Services - 11.1%
eBay, Inc.*	2,951,865	82,150,403
Google, Inc. - Class A*	113,645	67,501,721
Yahoo!, Inc.*(a)	3,470,270	57,710,590

		207,362,714

Machinery - 2.2%
FANUC, Ltd.(a)	271,400	41,395,541

Media - 3.1%
News Corp. - Class A	3,930,645	57,230,191

Metals & Mining - 3.7%
Ivanhoe Mines, Ltd.*(a)	2,974,485	68,175,196

Oil, Gas & Consumable Fuels - 2.1%
BG Group plc	930,764	18,839,818
Petroleo Brasileiro S.A. (ADR)	550,469	20,829,747

		39,669,565

Real Estate Management & Development - 0.8%
Hang Lung Properties, Ltd.	3,317,000	15,424,210

Software - 7.5%
Adobe Systems, Inc.*	1,153,635	35,508,885
Oracle Corp.	3,318,105	103,856,687

		139,365,572

Specialty Retail - 2.4%
Limited Brands, Inc.	1,460,865	44,892,381

Wireless Telecommunication Services - 3.0%
America Movil S.A.B. de C.V. (ADR)	247,590	14,196,810
Crown Castle International Corp.*	963,860	42,245,984

		56,442,794

Total Common Stocks (Cost $1,383,665,774)		1,752,263,540

Right - 0.2%
Metals & Mining - 0.2%
Ivanhoe Mines, Ltd.* (Cost - $0)	2,974,485	4,164,279

Short-Term Investments - 11.4%
Mutual Funds - 5.6%
State Street Navigator Securities Lending Prime Portfolio(b)	103,881,361	103,881,361

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreements - 5.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $5,315,666 on 01/03/11 collateralized by $5,395,000 Federal Farm Credit Bank at 1.875% due 09/14/15 with a value of $5,421,975	$5,315,662	$5,315,662
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $20,464,576 on 01/03/11 collateralized by $20,770,000 Federal Farm Credit Bank at 2.970% due 05/18/15 with a value of $20,873,850	20,464,559	20,464,559
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $67,921,932 on 01/03/11 collateralized by $68,425,000 Federal Home Loan Mortgage Corp. at 2.750% due 07/07/15 with a value of $69,280,313	67,921,875	67,921,875
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $14,809,916 on 01/03/11 collateralized by $15,300,000 Federal Home Loan Mortgage Corp. at 2.125% due 08/25/15 with a value of $15,108,750	14,809,904	14,809,904

Total Short-Term Investments (Cost $212,393,361)		212,393,361

Total Investments - 105.7% (Cost $1,596,059,135#)		1,968,821,180

Other Assets and Liabilities (net) - (5.7)%		(106,308,749)

Net Assets - 100.0%		$1,862,512,431

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $1,630,672,012. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $393,613,958 and $55,464,790, respectively, resulting in a net unrealized appreciation of $338,149,168.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $100,007,191 and the collateral received consisted of cash in the amount of $103,881,361 and non-cash collateral with a value of $131,100. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statements of Assets and Liabilities.
(b)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America
(“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments

Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$29,811,125	$—	$—	$29,811,125
Air Freight & Logistics	84,721,060	—	—	84,721,060
Automobiles	80,605,120	—	—	80,605,120
Beverages	—	42,956,448	—	42,956,448
Biotechnology	138,421,467	—	—	138,421,467
Capital Markets	48,747,575	—	—	48,747,575
Chemicals	—	20,790,850	—	20,790,850
Commercial Banks	—	34,367,080	—	34,367,080
Communications Equipment	67,925,563	—	—	67,925,563
Computers & Peripherals	186,458,389	—	—	186,458,389
Diversified Financial Services	147,319,356	—	—	147,319,356
Electronic Equipment, Instruments & Components	59,539,170	—	—	59,539,170
Health Care Providers & Services	36,509,874	—	—	36,509,874
Household Products	21,911,273	18,415,869	—	40,327,142
Insurance	—	63,805,157	—	63,805,157
Internet Software & Services	207,362,714	—	—	207,362,714
Machinery	—	41,395,541	—	41,395,541
Media	57,230,191	—	—	57,230,191
Metals & Mining	68,175,196	—	—	68,175,196
Oil, Gas & Consumable Fuels	20,829,747	18,839,818	—	39,669,565
Real Estate Management & Development	—	15,424,210	—	15,424,210
Software	139,365,572	—	—	139,365,572
Specialty Retail	44,892,381	—	—	44,892,381

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Wireless Telecommunication Services	$56,442,794	$—	$—	$56,442,794
Total Common Stocks	1,496,268,567	255,994,973	—	1,752,263,540
Total Right	4,164,279	—	—	4,164,279
Short-Term Investments
Mutual Funds	103,881,361	—	—	103,881,361
Repurchase Agreements	—	108,512,000	—	108,512,000
Total Short-Term Investments	103,881,361	108,512,000	—	212,393,361
Total Investments	$1,604,314,207	$364,506,973	$—	$1,968,821,180

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$1,860,309,180
Repurchase Agreements	108,512,000
Cash	392
Cash denominated in foreign currencies (c)	262,940
Receivable for shares sold	651,969
Dividends receivable	871,219
Interest receivable	30

Total assets	1,970,607,730

Liabilities
Payables for:
Investments purchased	2,162,304
Shares redeemed	808,800
Collateral for securities loaned	103,881,361
Accrued Expenses:
Management fees	982,901
Distribution and service fees - Class B	88,212
Distribution and service fees - Class E	5,915
Administration fees	8,339
Custodian and accounting fees	22,898
Deferred trustees’ fees	16,302
Other expenses	118,267

Total liabilities	108,095,299

Net Assets	$1,862,512,431

Net Assets Represented by
Paid in surplus	$1,669,278,802
Accumulated net realized loss	(178,710,431)
Unrealized appreciation on investments and foreign currency	372,775,053
Distributions in excess of net investment income	(830,993)

Net Assets	$1,862,512,431

Net Assets
Class A	$1,395,478,722
Class B	420,526,789
Class E	46,506,920
Capital Shares Outstanding*
Class A	19,971,159
Class B	6,279,405
Class E	682,029
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$69.87
Class B	66.97
Class E	68.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $1,487,547,135.
(b)	Includes securities loaned at value of $100,007,191.
(c)	Identified cost of cash denominated in foreign currencies was $273,147.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$18,744,607
Interest (b)	233,115

Total investment income	18,977,722

Expenses
Management fees	10,648,956
Administration fees	98,652
Custodian and accounting fees	282,123
Distribution and service fees - Class B	870,097
Distribution and service fees - Class E	71,260
Audit and tax services	35,081
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	92,094
Insurance	15,816
Miscellaneous	15,033

Total expenses	12,200,047
Less broker commission recapture	(57,700)

Net expenses	12,142,347

Net investment income	6,835,375

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	81,965,829
Foreign currency transactions	(40,048)

Net realized gain on investments and foreign currency transactions	81,925,781

Net change in unrealized appreciation on:
Investments	65,285,575
Foreign currency transactions	8,784

Net change in unrealized appreciation on investments and foreign currency transactions	65,294,359

Net realized and unrealized gain on investments and foreign currency transactions	147,220,140

Net Increase in Net Assets from Operations	$154,055,515

(a)	Net of foreign withholding taxes of $587,979.
(b)	Includes net income on securities loaned of $226,673.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$6,835,375	$876,366
Net realized gain (loss) on investments and foreign currency transactions	81,925,781	(5,153,009)
Net change in unrealized appreciation on investments and foreign currency transactions	65,294,359	443,350,990

Net increase in net assets resulting from operations	154,055,515	439,074,347

Distributions to Shareholders
From net investment income
Class A	(21,788,373)	—
Class B	(5,443,335)	—
Class E	(821,257)	—
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(28,052,965)	—

Net increase in net assets from capital share transactions	99,131,273	406,283,304

Net Increase in Net Assets	225,133,823	845,357,651
Net assets at beginning of period	1,637,378,608	792,020,957

Net assets at end of period	$1,862,512,431	$1,637,378,608

Undistributed (distributions in excess of) net investment income at end of period	$(830,993)	$13,387,315

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	3,153,553	$208,240,987	8,126,468	$420,922,616
Reinvestments	323,030	21,788,373	—	—
Redemption	(3,143,967)	(199,608,209)	(2,372,175)	(125,767,232)

Net increase	332,616	$30,421,151	5,754,293	$295,155,384

Class B
Sales	2,136,927	$131,979,073	2,418,983	$125,901,578
Reinvestments	84,054	5,443,335	—	—
Redemptions	(1,005,927)	(61,298,113)	(488,824)	(24,469,484)

Net increase	1,215,054	$76,124,295	1,930,159	$101,432,094

Class E
Sales	90,728	$5,706,453	367,932	$19,285,810
Reinvestments	12,464	821,257	—	—
Redemptions	(223,719)	(13,941,883)	(193,372)	(9,589,984)

Net increase (decrease)	(120,527)	$(7,414,173)	174,560	$9,695,826

Increase derived from capital shares transactions		$99,131,273		$406,283,304

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$64.76	$45.22	$83.81	$77.64	$78.28

Income (Loss) from Investment Operations:
Net Investment Income (a)	0.29	0.07	0.02	0.17	0.14
Net Realized and Unrealized Gain (Loss) on Investments	5.94	19.47	(32.34)	20.21	2.13

Total From Investment Operations	6.23	19.54	(32.32)	20.38	2.27

Less Distributions
Distributions from Net Investment Income	(1.12)	—	(4.38)	(0.15)	—
Distributions from Net Realized Capital Gains	—	—	(1.89)	(14.06)	(2.91)

Total Distributions	(1.12)	—	(6.27)	(14.21)	(2.91)

Net Asset Value, End of Period	$69.87	$64.76	$45.22	$83.81	$77.64

Total Return (%)	9.68	43.21	(41.85)	30.46	3.08

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.67	0.68	0.67	0.70	0.73
Ratio of Net Expenses to Average Net Assets (%)(c)	0.67	0.68	0.67	0.69	0.73
Ratio of Net Investment Income to Average Net Assets (%)	0.46	0.12	0.02	0.23	0.19
Portfolio Turnover Rate (%)	41.3	27.0	61.2	30.1	60.5
Net Assets, End of Period (in millions)	$1,395.5	$1,271.8	$627.8	$1,122.3	$990.1

	Class B
	Year Ended December 31,
	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$62.17	$43.52	$81.06	$66.33

Income (Loss) from Investment Operations:
Net Investment Gain (Loss)(a)	0.14	(0.07)	(0.17)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	5.68	18.72	(31.12)	14.84

Total From Investment Operations	5.82	18.65	(31.29)	14.73

Less Distributions
Distributions from Net Investment Income	(1.02)	—	(4.36)	—
Distributions from Net Realized Capital Gains	—	—	(1.89)	—

Total Distributions	(1.02)	—	(6.25)	—

Net Asset Value, End of Period	$66.97	$62.17	$43.52	$81.06

Total Return (%)	9.40	42.85	(41.99)	22.21

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.92	0.93	0.93	0.96	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.92	0.93	0.93	0.96	*
Ratio of Net Investment Income (Loss) to Average Net Assets(%)	0.23	(0.13)	(0.27)	(0.21	)*
Portfolio Turnover Rate(%)	41.3	27.0	61.2	30.1
Net Assets, End of Period (in millions)	$420.5	$314.8	$136.4	$47.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$63.25	$44.23	$82.22	$67.23

Income (Loss) from Investment Operations
Net Investment Gain (Loss)(a)	0.19	(0.02)	(0.10)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	5.80	19.04	(31.63)	15.04

Total From Investment Operations	5.99	19.02	(31.73)	14.99

Less Distributions
Distributions from Net Investment Income	(1.05)	—	(4.37)	—
Distributions from Net Realized Capital Gains	—	—	(1.89)	—

Total Distributions	(1.05)	—	(6.26)	—

Net Asset Value, End of Period	$68.19	$63.25	$44.23	$82.22

Total Return (%)	9.50	43.00	(41.94)	22.30

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.82	0.83	0.83	0.86	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.82	0.83	0.82	0.86	*
Ratio of Net Investment Income (Loss) to Average Net Assets(%)	0.30	(0.03)	(0.15)	(0.10	)*
Portfolio Turnover Rate (%)	41.3	27.0	61.2	30.1
Net Assets, End of Period (in millions)	$46.5	$50.8	$27.8	$14.6

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2007.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Janus Forty Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of

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MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Janus Capital Management LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$10,648,956	0.65%	First $	1 Billion

	0.60%	Over $	1 Billion

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Janus Forty Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$681,566,589	$—	$664,743,780

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$28,052,965	$—	$—	$—	$28,052,965	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$31,816,896	$—	$338,162,176	$(176,729,141)	$193,249,931

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2011		Expiring 12/31/2012		Expiring 12/31/2017	Total

$96,260,274	*	$52,569,301	*	$27,899,566	$176,729,141

*	On May 1, 2006, the Capital Appreciation Fund, a series of The Travelers Series Trust, was reorganized into the Portfolio. The Portfolio acquired capital losses which are subject to an annual limitation of $45,657,838.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Janus Forty Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Janus Forty Portfolio of the Met Investors Series Trust of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Janus Forty Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Janus Forty Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period, and outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the three- and five-year periods, and underperformed the Russell 1000 Growth Index for the one-year period ended September 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance, including that the performance of the Portfolio over the long term has been solid. The Board also noted the continued monitoring of the Portfolio. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

23

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Janus Forty Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

24

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Janus Forty Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Managed by Lazard Asset Management LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Lazard Mid Cap Portfolio returned 23.25%, 22.86%, and 23.07%, respectively. The Portfolio’s benchmark, the Russell Midcap Index1, returned 25.48%.

Market Environment/Conditions

The U.S. stock market posted robust returns in 2010 as economic growth continued to slowly improve. Although volatile, particularly in the second quarter, the Russell Midcap Index gained 25.48% during the year. As 2010 progressed, the U.S. economy was healing; as gross domestic product (GDP) improved, many companies reported strong earnings and cash-rich balance sheets, manufacturing expanded, exports reverted to levels seen before the financial crisis, and retail sales returned to where they were before the recession began in 2007. In November, the U.S. Federal Reserve Board (the Fed) announced a second round of quantitative easing, which can be viewed as a means to increase demand and reduce the risk of deflation. In this round of easing, the Fed will purchase approximately $110 billion in short- and long-term Treasuries per month through the second quarter of 2011. However, concerns about the economy persist, as the unemployment rate continues to stagnate and home prices remain weak.

News from abroad also affected the market throughout the year, particularly geopolitical concerns about sovereign debt levels in Europe. Both Greece and Ireland agreed to rescue packages from the European Union and the International Monetary Fund (IMF); however, the bailouts have not fully stemmed fears of contagion in other Eurozone countries. China raised interest rates twice in the fourth quarter, the first rate increases in nearly three years, which dampened investors’ sentiment.

Each sector in the Russell Midcap Index rose this year. The Consumer Discretionary and Industrials sectors, which are generally considered cyclicals, posted the largest gains in the Index. The Utilities and Health Care sectors, typically seen as more defensive in nature, posted the lowest returns.

Portfolio Review/Current Positioning

Stock selection in the Health Care sector detracted from performance. Shares of Zimmer Holdings, one of the leading players in the orthopedic space, fell on softening demand as persistently high unemployment forced those without medical coverage to delay procedures. However, Zimmer has a strong product portfolio of well-known brands in an industry with high barriers to entry.

Stock selection in the Consumer Staples sector also hurt returns. Shares of Ralcorp Holdings, the largest private label food company in the United States, lagged other Consumer Staples names on market worries about input-cost inflation and heavier-than-expected discounting of branded labels. Ralcorp Holdings’ profitability is leveraged to the structural growth of the private label industry and improving pricing trends.

In contrast, stock selection in the Materials sector contributed to performance. Shares of Cliffs Natural Resources, a coal and iron ore mining company, increased on the back of strong commodity process. Additionally, Cliffs benefited from a strong balance sheet and attractive free cash flow.

Stock selection in the Financials sector also helped returns. Shares of Ameriprise Financial, a leading financial planning and services firm, gained as the company integrated its acquisition of Columbia Asset Management and margins increased in all divisions.

The Lazard Mid Cap Portfolio employs a fundamental, bottom up approach to investing. As such, sector/industry weightings are a residual of our bottom-up stock selection process. Our investment process focuses on finding undervalued equities across all sectors and industries, and does not start with investment decisions regarding sector or industry weightings. As of December 31, 2010, the Portfolio’s largest sector overweights were in materials and consumer staples, while financials and telecom services were the largest sector underweights.

Christopher H. Blake, Portfolio Manager/Analyst

Daniel Breslin, Portfolio Manager/Analyst

Robert A. Failla, Portfolio Manager/Analyst

Andrew D. Lacey, Portfolio Manager/Analyst

Lazard Asset Management LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Managed by Lazard Asset Management LLC

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Dover Corp.	3.4
Ball Corp.	2.9
Molson Coors Brewing Co. - Class B	2.8
Ameriprise Financial, Inc.	2.7
Newell Rubbermaid, Inc.	2.5
Rockwell Collins, Inc.	2.2
Ralcorp Holdings, Inc.	2.1
American Electric Power Co., Inc.	2.1
City National Corp.	2.0
Analog Devices, Inc.	2.0

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	19.4
Cyclical	14.2
Financials	14.2
Industrials	13.4
Energy	10.1
Technology	9.8
Short-Term Investments	7.0
Basic Materials	5.4
Utilities	4.3
Communications	2.2

2

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Lazard Mid Cap Portfolio managed by

Lazard Asset Management LLC vs. Russell Midcap Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
Lazard Mid Cap Portfolio—Class A	23.25%	3.21%	5.73%
Class B	22.86%	2.95%	6.41%
Class E	23.07%	3.06%	5.08%
Russell Midcap Index[1]	25.48%	4.66%	9.38%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Index is an unmanaged measure of performance of the 800 smallest companies in the Russell 1000 Index.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/1/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.72%	$1,000.00	$1,260.50	$4.16
Hypothetical*	0.72%	1,000.00	1,021.53	3.72

Class B
Actual	0.97%	$1,000.00	$1,258.90	$5.52
Hypothetical*	0.97%	1,000.00	1,020.32	4.94

Class E
Actual	0.87%	$1,000.00	$1,260.20	$4.96
Hypothetical*	0.87%	1,000.00	1,020.82	4.43

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 95.8%
Aerospace & Defense - 2.2%
Rockwell Collins, Inc.	308,100	$17,949,906

Auto Components - 1.5%
Lear Corp.*	125,400	12,378,234

Beverages - 2.8%
Molson Coors Brewing Co. - Class B	452,900	22,731,051

Capital Markets - 4.3%
Ameriprise Financial, Inc.	381,900	21,978,345
Invesco, Ltd.	548,700	13,201,722

		35,180,067

Chemicals - 2.0%
Air Products & Chemicals, Inc.	76,600	6,966,770
Eastman Chemical Co.	106,100	8,920,888

		15,887,658

Commercial & Professional Services - 1.5%
Corrections Corp. of America*(a)	470,700	11,795,742

Commercial Banks - 3.7%
City National Corp.(a)	267,900	16,438,344
Fifth Third Bancorp	551,100	8,090,148
KeyCorp	642,600	5,687,010

		30,215,502

Computers & Peripherals - 1.1%
NetApp, Inc.*	59,900	3,292,104
Seagate Technology plc*	368,700	5,541,561

		8,833,665

Construction & Engineering - 1.4%
Foster Wheeler AG*	330,100	11,395,052

Containers & Packaging - 2.9%
Ball Corp.	342,600	23,313,930

Diversified Consumer Services - 1.3%
DeVry, Inc.	212,500	10,195,750

Diversified Financial Services - 1.1%
NYSE Euronext	302,000	9,053,960

Electric Utilities - 3.1%
Allegheny Energy, Inc.	332,500	8,059,800
American Electric Power Co., Inc.	469,100	16,878,218

		24,938,018

Electronic Equipment, Instruments & Components - 1.9%
Ingram Micro, Inc. - Class A*	802,300	15,315,907

Energy Equipment & Services - 2.4%
Rowan Cos., Inc.*	283,400	9,893,494
Tidewater, Inc.(a)	184,500	9,933,480

		19,826,974

Food Products - 4.1%
Campbell Soup Co.(a)	294,800	10,244,300

Security Description	Shares	Value

Food Products - continued
McCormick & Co., Inc.(a)	117,500	$5,467,275
Ralcorp Holdings, Inc.*	265,200	17,240,652

		32,952,227

Gas Utilities - 1.4%
Energen Corp.	226,400	10,926,064

Health Care Equipment & Supplies - 2.8%
CareFusion Corp.*	430,950	11,075,415
Zimmer Holdings, Inc.*	208,300	11,181,544

		22,256,959

Health Care Providers & Services - 0.7%
Laboratory Corp. of America Holdings*	64,100	5,635,672

Hotels, Restaurants & Leisure - 2.8%
Darden Restaurants, Inc.	217,500	10,100,700
International Game Technology	695,800	12,308,702

		22,409,402

Household Durables - 3.6%
Newell Rubbermaid, Inc.	1,130,600	20,554,308
Stanley Black & Decker, Inc.	123,500	8,258,445

		28,812,753

Insurance - 1.2%
PartnerRe, Ltd.	119,700	9,617,895

IT Services - 0.9%
Teradata Corp.*	174,200	7,170,072

Leisure Equipment & Products - 1.9%
Mattel, Inc.	616,600	15,680,138

Life Sciences Tools & Services - 1.2%
Life Technologies Corp.*	170,739	9,476,015

Machinery - 6.3%
Dover Corp.	473,200	27,658,540
Harsco Corp.	118,300	3,350,256
Joy Global, Inc.	78,900	6,844,575
Parker Hannifin Corp.	154,500	13,333,350

		51,186,721

Media - 0.9%
Cablevision Systems Corp. - Class A	222,400	7,526,016

Metals & Mining - 3.6%
Cliffs Natural Resources, Inc.(a)	127,800	9,969,678
Compass Minerals International, Inc.	149,300	13,328,011
United States Steel Corp.	103,800	6,063,996

		29,361,685

Multiline Retail - 0.7%
Big Lots, Inc.*	197,900	6,028,034

Oil, Gas & Consumable Fuels - 8.0%
Arch Coal, Inc.	237,400	8,323,244
EQT Corp.	240,500	10,784,020

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels - continued
Holly Corp.(a)	164,400	$6,702,588
Massey Energy Co.	94,350	5,061,877
Murphy Oil Corp.	121,300	9,042,915
Noble Energy, Inc.	80,700	6,946,656
Valero Energy Corp.	292,400	6,760,288
Williams Cos., Inc. (The)	451,100	11,151,192

		64,772,780

Personal Products - 1.3%
Avon Products, Inc.	361,900	10,516,814

Pharmaceuticals - 2.7%
Hospira, Inc.*	207,600	11,561,244
Warner Chilcott plc - Class A	452,900	10,217,424

		21,778,668

Professional Services - 1.9%
Equifax, Inc.	438,600	15,614,160

Real Estate Investment Trusts - 4.3%
Digital Realty Trust, Inc.(a)	132,300	6,818,742
LaSalle Hotel Properties	161,000	4,250,400
Macerich Co. (The)(a)	188,000	8,905,560
Public Storage	62,300	6,318,466
UDR, Inc.(a)	350,700	8,248,464

		34,541,632

Semiconductors & Semiconductor Equipment - 4.7%
Analog Devices, Inc.	428,400	16,137,828
Teradyne, Inc.*	637,500	8,950,500
Xilinx, Inc.	455,500	13,200,390

		38,288,718

Software - 4.8%
BMC Software, Inc.*	303,800	14,321,132
Intuit, Inc.*	167,400	8,252,820
Quest Software, Inc.*	200,800	5,570,192
Symantec Corp.*	653,100	10,932,894

		39,077,038

Specialty Retail - 2.8%
AutoZone, Inc.*	54,200	14,774,378
TJX Cos., Inc. (The)	183,900	8,163,321

		22,937,699

Total Common Stocks (Cost $636,725,435)		775,578,578

Preferred Stock - 0.4%
Automobiles - 0.4%
Better Place LLC*(c) (Cost - $3,539,700)	1,179,900	3,539,700

Security Description	Shares/Par Amount	Value

Short-Term Investments - 7.2%
Mutual Funds - 2.8%
State Street Navigator Securities Lending Prime Portfolio(b)	22,654,299	$22,654,299

Repurchase Agreement - 4.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $35,775,030 on 01/03/11 collateralized by $36,495,000 Federal National Mortgage Association at 1.250% due 09/30/13 with a value of $36,495,000.	$35,775,000	35,775,000

Total Short-Term Investments (Cost $58,429,299)		58,429,299

Total Investments - 103.4% (Cost $698,694,434#)		837,547,577

Other Assets and Liabilities (net) - (3.4)%		(27,759,329)

Net Assets - 100.0%		$809,788,248

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $706,512,164. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $142,699,457 and $11,664,044, respectively, resulting in a net unrealized appreciation of $131,035,413.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $22,182,125 and the collateral received consisted of cash in the amount of $22,654,299. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$775,578,578	$—	$—	$775,578,578
Total Preferred Stock*	—	—	3,539,700	3,539,700
Short-Term Investments
Mutual Funds	22,654,299	—	—	22,654,299
Repurchase Agreement	—	35,775,000	—	35,775,000
Total Short-Term Investments	22,654,299	35,775,000	—	58,429,299
Total Investments	$798,232,877	$35,775,000	$3,539,700	$837,547,577

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Purchases	Balance as of December 31, 2010	Change in Unrealized Appreciation/(Depreciation) for Investments still held at December 31, 2010
Preferred Stock
Automobiles	$—	$3,539,700	$3,539,700	$—

Total	$—	$3,539,700	$3,539,700	$—

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$801,772,577
Repurchase Agreement	35,775,000
Cash	37
Receivable for investments sold	2,225,248
Receivable for shares sold	394,122
Dividends receivable	411,097

Total assets	840,578,081

Liabilities
Payables for:
Investments purchased	7,005,527
Shares redeemed	509,199
Collateral for securities loaned	22,654,299
Accrued Expenses:
Management fees	464,973
Distribution and service fees - Class B	55,378
Distribution and service fees - Class E	3,545
Administration fees	3,772
Custodian and accounting fees	5,318
Deferred trustees’ fees	16,302
Other expenses	71,520

Total liabilities	30,789,833

Net Assets	$809,788,248

Net Assets Represented by
Paid in surplus	$1,022,566,063
Accumulated net realized loss	(358,371,112)
Unrealized appreciation on investments	138,853,143
Undistributed net investment income	6,740,154

Net Assets	$809,788,248

Net Assets
Class A	$515,148,904
Class B	266,479,638
Class E	28,159,706
Capital Shares Outstanding*
Class A	45,124,469
Class B	23,510,741
Class E	2,475,137
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.42
Class B	11.33
Class E	11.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $662,919,434.
(b)	Includes securities loaned at value of $22,182,125.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends	$12,476,720
Interest (a)	109,166

Total investment income	12,585,886

Expenses
Management fees	4,642,640
Administration fees	41,477
Custodian and accounting fees	53,697
Distribution and service fees - Class B	573,076
Distribution and service fees - Class E	34,673
Audit and tax services	34,806
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	54,545
Insurance	6,333
Miscellaneous	10,729

Total expenses	5,522,911
Less broker commission recapture	(168,719)

Net expenses	5,354,192

Net investment income	7,231,694

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	76,183,591
Futures contracts	12,499

Net realized gain on investments and futures contracts	76,196,090

Net change in unrealized appreciation on investments	58,146,369

Net realized and unrealized gain on investments and futures contracts	134,342,459

Net Increase in Net Assets from Operations	$141,574,153

(a)	Includes net income on securities loaned of $106,946.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$7,231,694	$6,279,464
Net realized gain (loss) on investments and futures contracts	76,196,090	(167,135,456)
Net change in unrealized appreciation on investments	58,146,369	331,251,438

Net increase in net assets resulting from operations	141,574,153	170,395,446

Distributions to Shareholders
From net investment income
Class A	(3,870,774)	(8,943,558)
Class B	(2,002,291)	(2,009,826)
Class E	(206,392)	(234,130)
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(6,079,457)	(11,187,514)

Net increase (decrease) in net assets from capital share transactions	96,208,033	(324,542,458)

Net Increase (Decrease) in Net Assets	231,702,729	(165,334,526)
Net assets at beginning of period	578,085,519	743,420,045

Net assets at end of period	$809,788,248	$578,085,519

Undistributed net investment income at end of period	$6,740,154	$6,029,925

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	12,985,315	$133,110,372	8,000,555	$57,532,180
Reinvestments	373,627	3,870,774	1,305,629	8,943,558
Redemption	(5,035,523)	(49,739,062)	(55,547,442)	(395,746,194)

Net increase (decrease)	8,323,419	$87,242,084	(46,241,258)	$(329,270,456)

Class B
Sales	4,394,036	$43,915,582	4,413,104	$32,962,294
Reinvestments	194,397	2,002,291	294,696	2,009,826
Redemptions	(3,898,293)	(38,607,238)	(3,665,024)	(27,892,520)

Net increase	690,140	$7,310,635	1,042,776	$7,079,600

Class E
Sales	762,612	$7,436,471	246,726	$1,863,293
Reinvestments	19,980	206,392	34,230	234,130
Redemptions	(600,285)	(5,987,549)	(591,557)	(4,449,025)

Net increase (decrease)	182,307	$1,655,314	(310,601)	$(2,351,602)

Increase (decrease) derived from capital shares transactions		$96,208,033		$(324,542,458)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.36	$6.93	$12.17	$13.74	$13.65

Income (Loss) from Investment Operations
Net Investment Income(a)	0.12	0.09	0.17	0.13	0.10
Net Realized and Unrealized Gain (Loss) on Investments	2.05	2.45	(4.48)	(0.33)	1.75

Total From Investment Operations	2.17	2.54	(4.31)	(0.20)	1.85

Less Distributions
Distributions from Net Investment Income	(0.11)	(0.11)	(0.13)	(0.09)	(0.08)
Distributions from Net Realized Capital Gains	—	—	(0.80)	(1.28)	(1.68)

Total Distributions	(0.11)	(0.11)	(0.93)	(1.37)	(1.76)

Net Asset Value, End of Period	$11.42	$9.36	$6.93	$12.17	$13.74

Total Return (%)	23.25	37.14	(38.15)	(2.47)	14.87

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.73	0.74	0.74	0.76	0.80
Ratio of Net Expenses to Average Net Assets (%)(b)	0.73	0.74	0.72	0.75	0.77
Ratio of Net Investment Income to Average Net Assets (%)	1.18	1.17	1.80	0.96	0.76
Portfolio Turnover Rate (%)	73.8	75.2	97.4	89.9	65.4
Net Assets, End of Period (in millions)	$515.1	$344.5	$575.4	$550.8	$312.2

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.30	$6.89	$12.10	$13.65	$13.57

Income (Loss) from Investment Operations
Net Investment Income(a)	0.09	0.07	0.15	0.09	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.03	2.43	(4.46)	(0.31)	1.74

Total From Investment Operations	2.12	2.50	(4.31)	(0.22)	1.80

Less Distributions
Distributions from Net Investment Income	(0.09)	(0.09)	(0.10)	(0.05)	(0.04)
Distributions from Net Realized Capital Gains	—	—	(0.80)	(1.28)	(1.68)

Total Distributions	(0.09)	(0.09)	(0.90)	(1.33)	(1.72)

Net Asset Value, End of Period	$11.33	$9.30	$6.89	$12.10	$13.65

Total Return (%)	22.86	36.76	(38.30)	(2.71)	14.67

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.98	0.99	0.99	1.00	1.05
Ratio of Net Expenses to Average Net Assets (%)(b)	0.98	0.99	0.97	0.99	1.02
Ratio of Net Investment Income to Average Net Assets (%)	0.90	0.91	1.50	0.67	0.48
Portfolio Turnover Rate (%)	73.8	75.2	97.4	89.9	65.4
Net Assets, End of Period (in millions)	$266.5	$212.2	$150.0	$243.6	$216.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.33	$6.91	$12.13	$13.69	$13.61

Income (Loss) from Investment Operations
Net Investment Income(a)	0.10	0.08	0.16	0.10	0.08
Net Realized and Unrealized Gain (loss) on Investments	2.04	2.43	(4.47)	(0.31)	1.74

Total From Investment Operations	2.14	2.51	(4.31)	(0.21)	1.82

Less Distributions
Distributions from Net Investment Income	(0.09)	(0.09)	(0.11)	(0.07)	(0.06)
Distributions from Net Realized Capital Gains	—	—	(0.80)	(1.28)	(1.68)

Total Distributions	(0.09)	(0.09)	(0.91)	(1.35)	(1.74)

Net Asset Value, End of Period	$11.38	$9.33	$6.91	$12.13	$13.69

Total Return (%)	23.07	36.90	(38.24)	(2.64)	14.74

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.88	0.89	0.89	0.90	0.95
Ratio of Net Expenses to Average Net Assets (%)(b)	0.88	0.89	0.88	0.89	0.93
Ratio of Net Investment Income to Average Net Assets (%)	1.03	1.01	1.58	0.76	0.58
Portfolio Turnover Rate (%)	73.8	75.2	97.4	89.9	65.4
Net Assets, End of Period (in millions)	$28.2	$21.4	$18.0	$38.2	$36.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lazard Mid Cap Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, foreign currency transactions, deferred trustees compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Lazard Asset Management LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$4,642,640	0.70%	First $500 Million

	0.675%	$500 Million to $1 Billion

	0.60%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Expense Limitation Agreement
Class A	Class B	Class E

0.80%	1.05%	0.95%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2010, there was no longer an expense cap for the Portfolio, and as of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$532,135,404	$—	$476,402,907

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29—April 30, 2010, the Portfolio had bought and sold $41,849,132 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contacts. For the year ended December 31, 2010, the Portfolio had realized gains in the amount of $12,499 which are shown under Net realized gain on Futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$6,079,457	$11,187,514	$—	$—	$6,079,457	$11,187,514

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$6,756,456	$—	$131,035,413	$(350,553,382)	$(212,761,513)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$177,881,778	$172,671,604	$350,553,382

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lazard Mid Cap Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lazard Mid Cap Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lazard Mid Cap Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

22

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lazard Mid Cap Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-, three- and five- year periods ended June 30, 2010. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Index, for the one-, three- and five- year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance and noted the Portfolio’s improved more recent performance. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

23

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lazard Mid Cap Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

24

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Lazard Mid Cap Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were above the asset-weighted average of comparable funds at asset levels up to $1 billion, after which the Portfolio’s management fees were below the asset-weighted average of comparable funds. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Met Investors Series Trust Legg Mason ClearBridge Aggressive Growth Portfolio (formerly Legg Mason Partners Aggressive Growth Portfolio) Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Advisors, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Legg Mason ClearBridge Aggressive Growth Portfolio returned 24.05%, 23.79%, and 23.79%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 17.64%.

Market Environment/Conditions

The stock market ended a volatile 2010 with solid fourth quarter gains, marking a second straight annual increase, although full-year results were not as strong as for 2009. Most major domestic stock market indexes ended December at or near two-year highs but remained below the levels of 2007. For the quarter, the broad S&P 500 Index returned 10.76%, the blue-chip Dow Jones Industrial Average gained 8.05% and the technology-oriented Nasdaq Composite Index returned 12.36%; for the year the indexes returned 15.06%, 14.06% and 18.20%, respectively.

The year began well for the stock market, continuing the previous year’s rally into January, but it soon stumbled over fears about the potential impact of the European sovereign debt crisis and fell to new lows in February. The market managed to recover over the remainder of the first quarter and rose into the start of the second, but was shaken badly by the dramatic May 6th intraday point drop known as the “Flash Crash” and driven to new lows for the year in July by weaker-than-expected employment data. Those lows were tested over the summer as investors continued to forgo stocks for the relative safety of U.S. Treasuries, which fell to record low yields after weak housing sales data fueled fears that the fragile economy could fall into a “double-dip” recession.

Following indications from the Federal Reserve (“Fed”) in late August of a second round of monetary stimulus, known as Quantitative Easing Part II, or QE2, the market reversed course and began to rally at the start of September. The advance continued into the fourth quarter as stocks reacted positively to the midterm election results and the start of QE2 in November, the extension of the Bush-era tax package in December and improving economic and corporate earnings data.

Portfolio Review/Current Positioning

Overall stock selection made a positive contribution to the Portfolio’s performance relative to the benchmark index, while overall sector allocation detracted from relative performance. Stock selection in the Health Care, Information Technology (IT), Energy, Consumer Discretionary and Materials sectors made a positive contribution to the Portfolio’s relative performance during the year, while stock selection in the Industrials sector detracted from relative performance. The Portfolio’s underweight positions in the IT and Consumer Staples sectors and its overweight position in the Consumer Discretionary sector helped relative performance while overweight positions in the Health Care and Energy sectors and underweight positions in the Industrials and Materials sectors detracted from relative performance.

Leading individual contributors to Portfolio performance during the year included Genzyme Corp., Biogen Idec Inc., UnitedHealth Group Inc. and Valeant Pharmaceuticals International (Canada), all in the Health Care sector, and Cablevision Systems Corp. in the Consumer Discretionary sector. The leading detractors from Portfolio performance for the year included L-3 Communications Holdings Inc. in the Industrials sector, Seagate Technology Inc. in the IT sector and Covidien PLC (Ireland), Vertex Pharmaceuticals Inc. and Amgen Inc., all in the Health Care sector.

During the year ended December 31, 2010, the Portfolio’s positioning with regard to sector weightings was consistent, with the largest allocations remaining in the Health Care (36.1%), Energy (19.7%), Consumer Discretionary (16.6%) Information Technology (14.4%), Industrials (7.4%) and Materials (2.0%) sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Telecommunications Services and Utilities sectors as of December 31, 2010. As always, the Portfolio’s sector allocations are largely a function of our bottom up stock selection process.

There were no structural changes to the Portfolio’s discipline or strategy during the reporting period. The Portfolio’s time-tested approach has navigated many volatile markets. We continue to be especially diligent at this time in focusing on the fundamentals of the companies that we hold and reiterating our conviction in continuing to maintain each investment. Our goal continues to be focusing on what we feel are dominant franchises with primarily self-financing business models that are best able to grow earnings/cash flows on a sustainable basis.

Richard Freeman, Senior Portfolio Manager

Evan Bauman, Portfolio Manager

ClearBridge Advisors, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing

1

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Advisors, LLC

Portfolio Manager Commentary* (continued)

management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Anadarko Petroleum Corp.	8.6
UnitedHealth Group, Inc.	7.3
Biogen Idec, Inc.	6.9
Weatherford International, Ltd.	6.6
Genzyme Corp.	6.0
Cablevision Systems Corp. - Class A	4.9
Amgen, Inc.	4.9
Forest Laboratories, Inc.	4.7
Comcast Corp. - Special Class A	4.7
Broadcom Corp. - Class A	3.2

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	34.5
Energy	18.8
Communications	15.5
Technology	10.9
Industrials	9.4
Short-Term Investments	8.0
Basic Materials	1.9
Cyclical	1.0

2

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio managed by

ClearBridge Advisors, LLC vs. Russell 3000 Growth Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
Legg Mason ClearBridge Aggressive Growth Portfolio—Class A	24.05%	0.40%	2.00%
Class B	23.79%	0.16%	(1.42)%
Class E	23.79%	0.25%	5.82%
Russell 3000 Growth Index[1]	17.64%	3.88%	0.49%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 3000 Growth Index is an unmanaged measure of performance of those Russell 3000 Index companies with higher price-to- book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.67%	$1,000.00	$1,338.70	$3.95
Hypothetical*	0.67%	1,000.00	1,021.83	3.41

Class B
Actual	0.92%	$1,000.00	$1,336.30	$5.42
Hypothetical*	0.92%	1,000.00	1,020.57	4.69

Class E
Actual	0.82%	$1,000.00	$1,335.70	$4.83
Hypothetical*	0.82%	1,000.00	1,021.07	4.18

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

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Legg Mason ClearBridge Aggressive Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.3%
Aerospace & Defense - 2.4%
L-3 Communications Holdings, Inc.(a)	269,000	$18,961,810

Biotechnology - 18.9%
Amgen, Inc.*	701,700	38,523,330
Biogen Idec, Inc.*(a)	803,500	53,874,675
Genzyme Corp.*	665,430	47,378,616
Isis Pharmaceuticals, Inc.*(a)	90,435	915,202
Vertex Pharmaceuticals, Inc.*(a)	216,700	7,591,001

		148,282,824

Communications Equipment - 0.6%
Arris Group, Inc.*(a)	122,915	1,379,106
Nokia Oyj (ADR)(a)	325,700	3,361,224

		4,740,330

Computers & Peripherals - 4.6%
SanDisk Corp.*	472,690	23,568,323
Seagate Technology plc*(a)	813,600	12,228,408

		35,796,731

Construction & Engineering - 0.7%
Fluor Corp.(a)	82,610	5,473,739

Electronic Equipment, Instruments & Components - 2.4%
Dolby Laboratories, Inc. - Class A*(a)	50,000	3,335,000
Tyco Electronics, Ltd.	440,825	15,605,205

		18,940,205

Energy Equipment & Services - 11.1%
Core Laboratories N.V.(a)	200,000	17,810,000
National-Oilwell Varco, Inc.	259,678	17,463,345
Weatherford International, Ltd.*(a)	2,268,400	51,719,520

		86,992,865

Health Care Equipment & Supplies - 2.4%
Covidien plc	412,925	18,854,156

Health Care Providers & Services - 7.3%
UnitedHealth Group, Inc.	1,589,300	57,389,623

Industrial Conglomerates - 2.4%
Tyco International, Ltd.	463,325	19,200,188

Internet & Catalog Retail - 1.0%
Liberty Media Corp. - Interactive - Class A*	480,800	7,582,216

Machinery - 1.8%
Pall Corp.	290,200	14,388,116

Media - 15.6%
Cablevision Systems Corp. - Class A	1,147,600	38,834,784
CBS Corp.	79,400	1,512,570
Comcast Corp. - Class A(a)	159,000	3,493,230
Comcast Corp. - Special Class A	1,761,300	36,652,653
DIRECTV - Class A*	444,975	17,767,852

Security Description	Shares	Value

Media - continued
Liberty Global, Inc. - Class A*(a)	52,900	$1,871,602
Liberty Media Corp. - Capital, Series A*(a)	146,600	9,171,296
Liberty Media-Starz, Series A*	44,490	2,957,695
Madison Square Garden, Inc. - Class A*	280,650	7,235,157
Viacom, Inc. - Class B	79,600	3,152,956

		122,649,795

Metals & Mining - 2.0%
Freeport-McMoRan Copper & Gold, Inc.	98,700	11,852,883
Nucor Corp.(a)	89,600	3,926,272

		15,779,155

Oil, Gas & Consumable Fuels - 8.6%
Anadarko Petroleum Corp.(a)	889,160	67,718,426

Pharmaceuticals - 7.5%
BioMimetic Therapeutics, Inc.*(a)	145,000	1,841,500
Forest Laboratories, Inc.*	1,146,800	36,674,664
Teva Pharmaceutical Industries, Ltd. (ADR)	84,100	4,384,133
Valeant Pharmaceuticals International, Inc.(a)	578,970	16,379,061

		59,279,358

Semiconductors & Semiconductor Equipment - 6.0%
Broadcom Corp. - Class A	582,700	25,376,585
Cirrus Logic, Inc.*(a)	291,400	4,656,572
Cree, Inc.*(a)	135,300	8,914,917
DSP Group, Inc.*(a)	106,400	866,096
Intel Corp.	347,500	7,307,925

		47,122,095

Software - 0.9%
Autodesk, Inc.*	179,700	6,864,540

Specialty Retail - 0.1%
Charming Shoppes, Inc.*(a)	177,100	628,705

Total Common Stocks (Cost $637,818,217)		756,644,877

Short-Term Investments - 8.3%
Mutual Funds - 4.6%
State Street Navigator Securities Lending Prime Portfolio(b)	36,195,982	36,195,982

See accompanying notes to financial statements.

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Legg Mason ClearBridge Aggressive Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreement - 3.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $29,554,025 on 01/03/11 collateralized by $28,510,000 Federal Farm Credit Bank at 1.980% due 09/16/14 with a value of $30,149,325.	$29,554,000	$29,554,000

Total Short-Term Investments (Cost $65,749,982)		65,749,982

Total Investments - 104.6% (Cost $703,568,199#)		822,394,859

Other Assets and Liabilities (net) - (4.6)%		(36,470,285)

Net Assets - 100.0%		$785,924,574

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $703,847,779. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $168,465,765 and $49,918,685, respectively, resulting in a net unrealized appreciation of $118,547,080.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $35,280,015 and the collateral received consisted of cash in the amount of $36,195,982. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$756,644,877	$—	$—	$756,644,877
Short-Term Investments
Mutual Funds	36,195,982	—	—	36,195,982
Repurchase Agreement	—	29,554,000	—	29,554,000
Total Short-Term Investments	36,195,982	29,554,000	—	65,749,982
Total Investments	$792,840,859	$29,554,000	$—	$822,394,859

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$792,840,859
Repurchase Agreement	29,554,000
Cash	148
Receivable for shares sold	370,737
Dividends receivable	46,784

Total assets	822,812,528

Liabilities
Payables for:
Shares redeemed	142,781
Collateral for securities loaned	36,195,982
Accrued Expenses:
Management fees	412,789
Distribution and service fees - Class B	40,779
Distribution and service fees - Class E	411
Administration fees	3,676
Custodian and accounting fees	4,471
Deferred trustees’ fees	16,302
Other expenses	70,763

Total liabilities	36,887,954

Net Assets	$785,924,574

Net Assets Represented by
Paid in surplus	$866,818,573
Accumulated net realized loss	(200,554,739)
Unrealized appreciation on investments	118,826,660
Undistributed net investment income	834,080

Net Assets	$785,924,574

Net Assets
Class A	$585,178,860
Class B	197,451,523
Class E	3,294,191
Capital Shares Outstanding*
Class A	77,505,719
Class B	26,716,340
Class E	442,489
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.55
Class B	7.39
Class E	7.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $674,014,199.
(b)	Includes securities loaned at value of $35,280,015.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$5,568,119
Interest (b)	212,828

Total investment income	5,780,947

Expenses
Management fees	4,241,446
Administration fees	41,330
Custodian and accounting fees	53,559
Distribution and service fees - Class B	409,841
Distribution and service fees - Class E	4,494
Audit and tax services	35,079
Legal	51,329
Trustees’ fees and expenses	24,650
Shareholder reporting	59,405
Insurance	5,361
Miscellaneous	12,455

Total expenses	4,938,949
Less broker commission recapture	(20,172)

Net expenses	4,918,777

Net investment income	862,170

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(13,920,384)
Net change in unrealized appreciation on investments	160,944,316

Net realized and unrealized gain on investments	141,572,022

Net Increase in Net Assets from Operations	$147,886,102

(a)	Net of foreign withholding taxes of $143,096.
(b)	Includes net income on securities loaned of $211,497.

See accompanying notes to financial statements.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$862,170	$328,434
Net realized loss on investments	(13,920,384)	(128,911,843)
Net change in unrealized appreciation on investments	160,944,316	294,396,442

Net increase in net assets resulting from operations	147,886,102	165,813,033

Distributions to Shareholders
From net investment income
Class A	(319,182)	(778,848)
Class B	—	—
Class E	—	—
Realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(319,182)	(778,848)

Net decrease in net assets from capital share transactions	(11,558,923)	(218,910,299)

Net Increase (Decrease) in Net Assets	136,007,997	(53,876,114)
Net assets at beginning of period	649,916,577	703,792,691

Net assets at end of period	$785,924,574	$649,916,577

Undistributed net investment income at end of period	$834,080	$311,264

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	5,496,033	$36,330,148	8,749,930	$44,100,539
Reinvestments	48,288	319,182	172,312	778,848
Redemption	(9,138,460)	(55,944,200)	(54,868,474)	(257,587,373)

Net decrease	(3,594,139)	$(19,294,870)	(45,946,232)	$(212,707,986)

Class B
Sales	6,405,914	$41,621,647	3,346,366	$17,035,141
Reinvestments	—	—	—	—
Redemptions	(5,296,420)	(33,509,757)	(4,571,731)	(23,030,961)

Net increase (decrease)	1,109,494	$8,111,890	(1,225,365)	$(5,995,820)

Class E
Sales	128,535	$832,931	71,708	$357,563
Reinvestments	—	—	—	—
Redemptions	(190,994)	(1,208,874)	(114,305)	(564,056)

Net decrease	(62,459)	$(375,943)	(42,597)	$(206,493)

Decrease derived from capital shares transactions		$(11,558,923)		$(218,910,299)

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.09		$4.57	$7.54	$8.09	$8.70

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.01		0.00 +	0.01	0.01	0.03
Net Realized and Unrealized Gain (loss) on Investments	1.45		1.53	(2.93)	0.22	(0.14)

Total From Investment Operations	1.46		1.53	(2.92)	0.23	(0.11)

Less Distributions
Distributions from Net Investment Income	(0.00	)++	(0.01)	(0.00)++	(0.02)	—
Distributions from Net Realized Capital Gains	—		—	(0.05)	(0.76)	(0.50)

Total Distributions	(0.00	)++	(0.01)	(0.05)	(0.78)	(0.50)

Net Asset Value, End of Period	$7.55		$6.09	$4.57	$7.54	$8.09

Total Return (%)	24.05		33.45	(38.95)	2.60	(1.60)

Ratios / Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.68		0.67	0.65	0.67	0.75
Ratio of Net Expenses to Average Net Assets (%)(b)	0.68		0.67	0.65	0.67	0.73
Ratio of Net Investment Income to Average Net Assets (%)	0.19		0.11	0.13	0.07	0.33
Portfolio Turnover Rate (%)	1.1		2.5	6.2	0.7	190.3
Net Assets, End of Period (in millions)	$585.2		$493.9	$580.9	$874.6	$607.7

	Class B
	Year Ended December 31,
	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$5.97		$4.49	$7.42	$7.98	$8.60

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	0.00	+	(0.01)	(0.01)	(0.01)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.42		1.49	(2.87)	0.21	(0.13)

Total from Investment Operations	1.42		1.48	(2.88)	0.20	(0.12)

Less Distributions
Distributions from Net Investment Income	—		—	—	—	—
Distributions from Net Realized Capital Gains	—		—	(0.05)	(0.76)	(0.50)

Total Distributions	—		—	(0.05)	(0.76)	(0.50)

Net Asset Value, End of Period	$7.39		$5.97	$4.49	$7.42	$7.98

Total Return (%)	23.79		32.96	(39.05)	2.27	(1.74)

Ratios / Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.93		0.92	0.90	0.92	1.00
Ratio of Net Expenses to Average Net Assets (%)(b)	0.93		0.92	0.90	0.92	0.98
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.06)		(0.16)	(0.13)	(0.18)	0.10
Portfolio Turnover Rate (%)	1.1		2.5	6.2	0.7	190.3
Net Assets, End of Period (in millions)	$197.5		$152.9	$120.4	$222.3	$254.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$6.01		$4.51		$7.45	$8.01	$8.62

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.00	+	(0.00	)+	(0.00)+	(0.01)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.43		1.50		(2.89)	0.21	(0.13)

Total From Investment Operations	1.43		1.50		(2.89)	0.20	(0.11)

Less Distributions
Distributions from Net Investment Income	—		—		—	(0.00)++	—
Distributions from Net Realized Capital Gains	—		—		(0.05)	(0.76)	(0.50)

Total Distributions	—		—		(0.05)	(0.76)	(0.50)

Net Asset Value, End of Period	$7.44		$6.01		$4.51	$7.45	$8.01

Total Return (%)	23.79		33.26		(39.03)	2.32	(1.61)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.83		0.82		0.80	0.82	0.90
Ratio of Net Expenses to Average Net Assets (%)(b)	0.83		0.82		0.80	0.82	0.88
Ratio of Net Investment Income (loss) to Average Net Assets (%)	0.00	+	(0.06)		(0.03)	(0.08)	0.20
Portfolio Turnover Rate (%)	1.1		2.5		6.2	0.7	190.3
Net Assets, End of Period (in millions)	$3.3		$3.0		$2.5	$4.6	$5.9

+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Legg Mason ClearBridge Aggressive Growth Portfolio (formerly Legg Mason Partners Aggressive Growth Portfolio) (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with ClearBridge Advisors, LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$4,241,446	0.65%	First $500 Million

	0.60%	$500 Million to $1 Billion

	0.55%	$1 Billion to $2 Billion

	0.50%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$7,146,168	$—	$27,141,320

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$319,182	$778,848	$—	$—	$319,182	$778,848

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$850,382	$—	$118,547,080	$(200,275,159)	$(80,877,697)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$55,844,851	$130,530,096	$13,900,212	$200,275,159

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

10. Subsequent Events

At a meeting held on November 9 and 10, 2010, the Board of Trustees of the Trust, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Legg Mason Value Equity Portfolio, another Portfolio of the Trust (“Value Equity”), by the Portfolio, in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of Value Equity and voted to submit the Agreement and Plan of Reorganization to shareholders of Value Equity for their approval. On or about February 24, 2011, the shareholders of Value Equity will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of Value Equity, the reorganization will close on or about May 2, 2011.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Legg Mason ClearBridge Aggressive Growth Portfolio (formerly, Legg Mason Partners Aggressive Growth Portfolio), one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason ClearBridge Aggressive Growth Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Legg Mason ClearBridge Aggressive Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

22

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Legg Mason ClearBridge Aggressive Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2010 and outperformed its Lipper Index for the three-year period and underperformed its Lipper Index for the one- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the Russell 3000 Growth Index, for the one-, three- and five-year periods ended September 30, 2010. The Board noted that the sub-adviser was replaced on October 1, 2006, therefore, the longer term performance of the Portfolio, reflected the performance of the Portfolio’s prior sub-adviser. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of market conditions on the Portfolio’s performance, as well as the Sub-Adviser’s long-term performance and the Portfolio’s more recent improved performance. Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that the Portfolio’s performance is being addressed.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly

23

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Legg Mason ClearBridge Aggressive Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

24

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Legg Mason ClearBridge Aggressive Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Met Investors Series Trust Legg Mason Value Equity Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Managed by Legg Mason Capital Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Legg Mason Value Equity Portfolio returned 7.85%, 7.33%, and 7.37%, respectively. The Portfolio’s benchmark, the S&P 500 Index1, returned 15.06%.

Market Environment/Conditions

Stocks carried their positive momentum into 2010 despite incipient rumblings early in the year from Europe regarding sovereign debt problems in Greece. Markets entered a correction phase in April when the European Union and IMF announced they would collaborate to bail out Greece from its debt woes. However, investors were unconvinced that the trouble was over and yields on other European sovereign debt including Ireland, Spain and Portugal, rose as the summer began. The US economy also hit a “soft patch” of negative economic data while China’s government took steps to slow the red-hot pace of growth in that country, neither of which helped stocks during the summer. However, markets rebounded in the fall, posting two of the strongest months in recent memory in September and again in December. The announced plan to rescue Ireland from its debt burden, coupled with positive economic data in the US helped boost equities in the final four months of the year.

Portfolio Review

The Portfolio underperformed its benchmark in the trailing 12 months ended December 31, 2010 as strong performance from Genzyme, Transocean, Aflac and Amazon.com was offset by weakness in Sears Holdings, Hewlett-Packard and State Street. State Street tumbled during the early part of the year when the Portfolio owned it, as investors turned bearish on financial names amid the sovereign-debt crisis. H-P shares, on the other hand, have continued to struggle in the wake of Mark Hurd’s departure and Sears, which has been eliminated from the Portfolio, suffered as Kmart’s stronger-than-expected profitability failed to offset stagnation in its domestic results. On the positive side of the ledger, Genzyme benefited from the takeover offer made by Sanofi Aventis (France) in mid-2010, with the Portfolio gradually reducing its exposure to the name over the course of the year. Transocean gained as investors began to properly discount the company’s likely limited liability for its role in the Gulf oil spill. Aflac was a positive performer during 2010 as the company’s back-to-business attitude translated into a resumption in share repurchases and a higher dividend by mid-August. Finally, Amazon.com also contributed positively to the Portfolio, as the company’s Kindle device continued to sell strongly coupled with powerful growth in online shopping.

Mary Chris Gay

Portfolio Manager

Legg Mason Capital Management, Inc

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
AES Corp. (The)	6.4
Citigroup, Inc.	3.0
International Business Machines Corp.	2.9
General Electric Co.	2.9
Texas Instruments, Inc.	2.9
Wells Fargo & Co.	2.9
JPMorgan Chase & Co.	2.7
Aflac, Inc.	2.7
NYSE Euronext	2.7
Time Warner, Inc.	2.7

Top Sectors

% of Market Value of Total Investments
Financials	26.7
Technology	17.5
Non-Cyclical	12.8
Communications	12.6
Cyclical	9.1
Energy	6.6
Utilities	6.4
Industrials	4.9
Short-Term Investments	3.4

1

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Legg Mason Value Equity Portfolio managed by

Legg Mason Capital Management, Inc. vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
Legg Mason Value Equity Portfolio—Class A	7.85%	(7.37)%	(6.00)%
Class B	7.33%	(7.59)%	(6.21)%
Class E	7.37%	—	(7.84)%
S&P 500 Index[1]	15.06%	2.29%	2.96%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 11/1/05. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 11/1/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

2

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.84%	$1,000.00	$1,208.90	$4.68
Hypothetical*	0.84%	1,000.00	1,020.97	4.28

Class B
Actual	1.07%	$1,000.00	$1,207.40	$5.95
Hypothetical*	1.07%	1,000.00	1,019.81	5.45

Class E
Actual	0.97%	$1,000.00	$1,207.00	$5.40
Hypothetical*	0.97%	1,000.00	1,020.32	4.94

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

3

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.7%
Airlines - 1.8%
United Continental Holdings, Inc.*	145,200	$3,458,664

Automobiles - 3.0%
Ford Motor Co.*	205,500	3,450,345
General Motors Co.*	63,300	2,333,238

		5,783,583

Beverages - 1.6%
PepsiCo, Inc.	46,900	3,063,977

Biotechnology - 2.5%
Amgen, Inc.*	12,400	680,760
Gilead Sciences, Inc.*	114,900	4,163,976

		4,844,736

Capital Markets - 4.6%
BlackRock, Inc.	7,700	1,467,466
Goldman Sachs Group, Inc. (The)	27,800	4,674,848
Morgan Stanley	99,700	2,712,837

		8,855,151

Commercial Banks - 2.9%
Wells Fargo & Co.	176,800	5,479,032

Communications Equipment - 7.1%
Cisco Systems, Inc.*	241,900	4,893,637
QUALCOMM, Inc.	95,500	4,726,295
Research In Motion, Ltd.*	67,000	3,894,710

		13,514,642

Computers & Peripherals - 4.5%
EMC Corp.*	150,000	3,435,000
Hewlett-Packard Co.	121,200	5,102,520

		8,537,520

Consumer Finance - 4.2%
American Express Co.	86,200	3,699,704
Capital One Financial Corp.	102,886	4,378,828

		8,078,532

Diversified Financial Services - 10.8%
Bank of America Corp.	348,800	4,652,992
Citigroup, Inc.*	1,203,600	5,693,028
JPMorgan Chase & Co.	123,706	5,247,609
NYSE Euronext	172,000	5,156,560

		20,750,189

Energy Equipment & Services - 1.6%
Transocean, Ltd.*	44,800	3,114,048

Food & Staples Retailing - 1.2%
Wal-Mart Stores, Inc.	44,200	2,383,706

Health Care Equipment & Supplies - 1.1%
Medtronic, Inc.	55,100	2,043,659

Security Description	Shares	Value

Health Care Providers & Services - 3.7%
Aetna, Inc.	127,466	$3,888,988
UnitedHealth Group, Inc.	90,741	3,276,657

		7,165,645

Hotels, Restaurants & Leisure - 1.5%
Yum! Brands, Inc.	59,500	2,918,475

Independent Power Producers & Energy Traders - 6.4%
AES Corp. (The)*	999,200	12,170,256

Industrial Conglomerates - 2.9%
General Electric Co.	306,100	5,598,569

Insurance - 4.2%
Aflac, Inc.	92,000	5,191,560
Prudential Financial, Inc.	48,500	2,847,435

		8,038,995

Internet & Catalog Retail - 2.3%
Amazon.com, Inc.*	24,039	4,327,020

Internet Software & Services - 2.5%
eBay, Inc.*	172,100	4,789,543

IT Services - 4.0%
International Business Machines Corp.	38,216	5,608,580
MasterCard, Inc. - Class A	9,400	2,106,634

		7,715,214

Leisure Equipment & Products - 2.0%
Eastman Kodak Co.*(a)	711,105	3,811,523

Media - 2.9%
DIRECTV - Class A*	8,600	343,398
Time Warner, Inc.	158,700	5,105,379

		5,448,777

Oil, Gas & Consumable Fuels - 5.0%
BP plc (ADR)	104,700	4,624,599
ConocoPhillips Co.	71,300	4,855,530

		9,480,129

Pharmaceuticals - 3.9%
Johnson & Johnson	35,900	2,220,415
Merck & Co., Inc.	95,600	3,445,424
Pfizer, Inc.	103,000	1,803,530

		7,469,369

Semiconductors & Semiconductor Equipment - 4.8%
Intel Corp.	174,200	3,663,426
Texas Instruments, Inc.	171,328	5,568,160

		9,231,586

Software - 2.2%
Microsoft Corp.	149,200	4,165,664

Specialty Retail - 1.5%
Best Buy Co., Inc.	86,100	2,952,369

Total Common Stocks (Cost $146,082,435)		185,190,573

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Short-Term Investments - 3.5%
Mutual Funds - 0.4%
State Street Navigator Securities Lending Prime Portfolio(b)	700,603	$700,603

Repurchase Agreement - 3.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $5,896,005 on 01/03/11 collateralized by $5,995,000 Federal Home loan Mortgage Corp. at 1.250% due 09/30/13 with a value of $6,017,481.	$5,896,000	5,896,000

Total Short-Term Investments (Cost $6,596,603)		6,596,603

Total Investments - 100.2% (Cost $152,679,038#)		191,787,176

Other Assets and Liabilities (net) - (0.2)%		(358,522)

Net Assets - 100.0%		$191,428,654

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $159,975,278. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $39,606,059 and $7,794,161, respectively, resulting in a net unrealized appreciation of $31,811,898.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $653,084 and the collateral received consisted of cash in the amount of $700,603. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$185,190,573	$—	$—	$185,190,573
Short-Term Investments
Mutual Funds	700,603	—	—	700,603
Repurchase Agreement	—	5,896,000	—	5,896,000
Total Short-Term Investments	700,603	5,896,000	—	6,596,603
Total Investments	$185,891,176	$5,896,000	$—	$191,787,176

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$185,891,176
Repurchase Agreement	5,896,000
Cash	615
Receivable for investments sold	1,575,429
Receivable for shares sold	276,939
Dividends receivable	120,219

Total assets	193,760,378

Liabilities
Payables for:
Investments purchased	1,303,534
Shares redeemed	71,694
Collateral for securities loaned	700,603
Accrued Expenses:
Management fees	104,207
Distribution and service fees - Class B	32,681
Distribution and service fees - Class E	1,435
Administration fees	1,152
Custodian and accounting fees	2,783
Deferred trustees’ fees	20,659
Other expenses	92,976

Total liabilities	2,331,724

Net Assets	$191,428,654

Net Assets Represented by
Paid in surplus	$1,164,887,878
Accumulated net realized loss	(1,012,861,415)
Unrealized appreciation on investments	39,108,138
Undistributed net investment income	294,053

Net Assets	$191,428,654

Net Assets
Class A	$23,648,721
Class B	156,502,995
Class E	11,276,938
Capital Shares Outstanding*
Class A	3,615,741
Class B	23,988,690
Class E	1,726,302
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$6.54
Class B	6.52
Class E	6.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $146,783,038.
(b)	Includes securities loaned at value of $653,084.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$1,861,926
Interest	188,622

Total investment income	2,050,548

Expenses
Management fees	1,115,197
Administration fees	13,781
Custodian and accounting fees	32,920
Distribution and service fees - Class B	343,562
Distribution and service fees - Class E	16,477
Audit and tax services	34,341
Legal	61,550
Trustees’ fees and expenses	29,608
Shareholder reporting	83,242
Insurance	1,958
Miscellaneous	11,290

Total expenses	1,743,926
Less broker commission recapture	(33,985)

Net expenses	1,709,941

Net investment income	340,607

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	21,050,067
Net change in unrealized appreciation on investments	(7,968,843)

Net realized and unrealized gain on investments	13,081,224

Net Increase in Net Assets from Operations	$13,421,831

(a)	Includes income on securities loaned of $186,083.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$340,607	$3,507,301
Net realized gain (loss) on investments	21,050,067	(542,148,163)
Net change in unrealized appreciation (depreciation) on investments	(7,968,843)	591,347,053

Net increase in net assets resulting from operations	13,421,831	52,706,191

Distributions to Shareholders
From net investment income
Class A	(519,923)	(16,195,577)
Class B	(2,674,345)	(1,493,589)
Class E	(228,834)	(161,680)
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(3,423,102)	(17,850,846)

Net increase (decrease) in net assets from capital share transactions	19,721,167	(663,612,711)

Net Increase (Decrease) in Net Assets	29,719,896	(628,757,366)
Net assets at beginning of period	161,708,758	790,466,124

Net assets at end of period	$191,428,654	$161,708,758

Undistributed net investment income at end of period	$294,053	$3,410,533

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	450,123	$2,773,099	22,300,318	$93,948,081
Reinvestments	78,538	519,923	3,723,121	16,195,577
Redemption	(727,697)	(4,479,898)	(175,654,727)	(789,865,571)

Net decrease	(199,036)	$(1,186,876)	(149,631,288)	(679,721,913)

Class B
Sales	6,619,799	$40,555,062	7,591,339	$37,888,242
Reinvestments	403,980	2,674,345	343,354	1,493,589
Redemptions	(3,522,280)	(21,667,474)	(4,366,611)	(22,312,494)

Net increase	3,501,499	$21,561,933	3,568,082	$17,069,337

Class E
Sales	321,538	$1,961,588	212,491	$1,105,321
Reinvestments	34,515	228,834	37,082	161,680
Redemptions	(463,073)	(2,844,312)	(436,594)	(2,227,136)

Net decrease	(107,020)	$(653,890)	(187,021)	$(960,135)

Increase (decrease) derived from capital shares transactions		$19,721,167		$(663,612,711)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.19	$4.59	$10.50	$11.15	$10.65

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.02	0.05	0.11	0.03	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.47	1.64	(5.65)	(0.67)	0.70

Total From Investment Operations	0.49	1.69	(5.54)	(0.64)	0.73

Less Distributions
Distributions from Net Investment Income	(0.14)	(0.09)	(0.03)	(0.00)++	(0.02)
Distributions from Net Realized Capital Gains	—	—	(0.34)	(0.01)	(0.21)

Total Distributions	(0.14)	(0.09)	(0.37)	(0.01)	(0.23)

Net Asset Value, End of Period	$6.54	$6.19	$4.59	$10.50	$11.15

Total Return (%)	7.85	37.79	(54.43)	(5.72)	6.83

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.81	0.71	0.67	0.67	0.74 (c)
Ratio of Net Expenses to Average Net Assets (%)(d)	0.81	0.71	0.64	0.66	0.72
Ratio of Net Investment Income to Average Net Assets (%)	0.40	1.19	1.53	0.30	0.26
Portfolio Turnover Rate (%)	54.2	63.3	47.4	27.5	38.7
Net Assets, End of Period (in millions)	$23.6	$23.6	$703.9	$1,403.6	$972.7

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$6.19	$4.57	$10.47	$11.14	$10.65

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	0.01	0.03	0.09	0.00 +	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.45	1.67	(5.65)	(0.66)	0.71

Total From Investment Operations	0.46	1.70	(5.56)	(0.66)	0.70

Less Distributions
Distributions from Net Investment Income	(0.13)	(0.08)	(0.00)++	(0.00)++	—
Distributions from Net Realized Capital Gains	—	—	(0.34)	(0.01)	(0.21)

Total Distributions	(0.13)	(0.08)	(0.34)	(0.01)	(0.21)

Net Asset Value, End of Period	$6.52	$6.19	$4.57	$10.47	$11.14

Total Return (%)	7.33	37.97	(54.61)	(5.91)	6.58

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.06	0.96	0.92	0.92	1.06 (c)
Ratio of Net Expenses to Average Net Assets (%)(d)	1.06	0.96	0.89	0.91	1.05
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.16	0.54	1.31	0.03	(0.09)
Portfolio Turnover Rate (%)	54.2	63.3	47.4	27.5	38.7
Net Assets, End of Period (in millions)	$156.5	$126.7	$77.3	$121.1	$113.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$6.20	$4.58	$10.49	$11.15	$10.55

Income (Loss) from Investment Operations
Net Investment Income(a)	0.02	0.03	0.10	0.01	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.44	1.67	(5.66)	(0.66)	0.81

Total From Investment Operations	0.46	1.70	(5.56)	(0.65)	0.82

Less Distributions
Distributions from Net Investment Income	(0.13)	(0.08)	(0.01)	(0.00)++	(0.01)
Distributions from Net Realized Capital Gains	—	—	(0.34)	(0.01)	(0.21)

Total Distributions	(0.13)	(0.08)	(0.35)	(0.01)	(0.22)

Net Asset Value, End of Period	$6.53	$6.20	$4.58	$10.49	$11.15

Total Return (%)	7.37	37.96	(54.57)	(5.81)	7.74

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.96	0.86	0.82	0.82	0.87	(c)*
Ratio of Net Expenses to Average Net Assets (%)(d)	0.96	0.86	0.79	0.80	0.86	*
Ratio of Net Investment Income to Average Net Assets (%)	0.26	0.66	1.38	0.13	0.12	*
Portfolio Turnover Rate (%)	54.2	63.3	47.4	27.5	38.7
Net Assets, End of Period (in millions)	$11.3	$11.4	$9.3	$20.6	$24.0

*	Annualized
+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Excludes effect of deferred expense reimbursement.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Legg Mason Value Equity Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the

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MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

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Legg Mason Value Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Legg Mason Capital Management, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$1,115,197	0.65%	First $	200 Million

	0.63%	Over $	200 Million

Effective September 1, 2009, the Adviser has agreed to voluntarily waive a portion of the management fee it charges to the Portfolio, provided the Portfolio’s average daily net assets are equal to or greater than $1 billion, such that the management fee charged on all of the Portfolio’s average daily net assets is 0.57%. This voluntary fee waiver only applies if the Portfolio’s average daily net assets are equal to or greater than $1 billion.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$106,085,094	$—	$90,120,987

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MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010, and 2009 were as follows:

Ordinary Income		Long Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$3,423,102	$17,850,846	$—	$—	$3,423,102	$17,850,846

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforward	Total

$442,245	$—	$31,811,897	$(1,005,692,706)	$(973,438,564)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$397,832,010	$607,860,696	$1,005,692,706

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

9. Subsequent Events

At a meeting held on November 9 and 10, 2010, the Board of Trustees of the Trust, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by Legg Mason ClearBridge Aggressive Growth Portfolio, another Portfolio of the Trust (“Aggressive Growth”), in exchange for shares of Aggressive Growth and the assumption by Aggressive Growth of the liabilities of the Portfolio and voted to submit the Agreement and Plan of Reorganization to shareholders of the Portfolio for their approval. On or about February 24, 2011, the shareholders of the Portfolio will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of the Portfolio, the reorganization will close on or about May 2, 2011.

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MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Legg Mason Value Equity Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Legg Mason Value Equity Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Legg Mason Value Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Legg Mason Value Equity Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one- and three-year periods ended September 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance. In addition, the Board took into account management’s continued close monitoring of the Portfolio and its plans with respect to the Portfolio. The Board concluded that the Portfolio’s performance is being addressed.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

22

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Legg Mason Value Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that a reduction in the Portfolio’s advisory fee for assets over $1 billion had been previously implemented and that the Adviser had waived a portion of its advisory fees equal to this reduction in the advisory fee. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

23

MET INVESTORS SERIES TRUST

Legg Mason Value Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Legg Mason Value Equity Portfolio, the Board noted that the Portfolio’s advisory and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Met Investors Series Trust Loomis Sayles Global Markets Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 22.39% and 22.01%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index (WGBI)2, returned 11.76% and 5.17%, respectively. A blend of the MSCI World Index (60%) and the Citi WGBI (40%), returned 9.50%.

Market Environment/Conditions

Global equity markets continued the uptrend which began in the third quarter, and finished the year with solid gains across all major equity categories. Such a powerful second half of 2010 seemed improbable just last summer, when concerns over a potential double dip recession dominated investor thinking. Macroeconomic issues, such as the ongoing financial challenges within the European Union, remain unresolved. However these macroeconomic concerns have remained manageable in the eyes of equity investors. United States indices as well as select northern European and emerging market indices posted excellent returns for the year.

The major drivers of improved performance stem from better economic growth prospects, leading to higher than expected earnings growth. Investors are further raising expectations for earnings and dividend growth in 2011. For example, consensus earnings estimates compiled by Standard and Poor’s anticipate EPS (earnings per share) growth for the S&P 500 of more than 13% compared to 2010. This would be on top of earnings growth of 45%+ likely to be reported when the books are finally closed on the 2010 EPS reports. In addition, the Federal Reserve’s large scale asset purchase program (QE2) has been supportive of investor confidence even as Treasury rates have increased in recent months. Equity investors have for the most part viewed moderately higher Treasury rates as a sign of improving business prospects rather than a sign of worries over inflation and a signal of an imminently tighter monetary policy.

For the year, the S&P 500 posted a total return of just over 15%, a solid performance in the second year of recovery from the 2008- early 2009 financial crisis. Midcap and small cap stocks performed even better, with the Russell Midcap Index up over 25%, and the Russell 2000 taking top honors with a gain of nearly 27%. For the year, the growth indices posted slightly higher returns than the value indices, but both growth and value style indices performed very well. Rather than picking between growth and value indices, the real difference in total performance depended on the allocation to mid and small companies in contrast to the larger stocks represented by the capitalization weighted S&P 500.

Globally, the MSCI World posted a total return near 12%, while the MSCI Emerging Markets was even stronger, returning near 19%. Stylistically, the MSCI World growth index outperformed the value index by approximately two times, while similar to US trends, midcap stocks tended to perform better than many large caps.

After a strong 2009 in Investment Grade (IG) corporates, the trend continued through 2010 with IG posting a total return of 9.0% and an excess return versus governments of 2.3%. The U.S. High Yield market finished the year with another strong total return of 15.1%, as High Yield corporate spreads over government bonds continued to tighten throughout the year. The Portfolio’s lower quality allocation was well positioned to take full advantage of this rally.

Portfolio Review/Current Positioning

Global equity markets were strong in 2010, even as market volatility ebbed and flowed with economic data and headlines released over shorter time periods. Within this environment, the equity component of the Portfolio performed extremely well as a result of its intense focus on individual companies offering visibility onto above average revenue and earnings growth trends. For the year ending 12/31/2010, the equity sleeve of the Portfolio handily beat its benchmark, the MSCI World Index. This relative outperformance was due primarily to stock selection in the Information Technology, Consumer Discretionary and Industrials sectors as well as an overweight position in the consumer discretionary sector. An underweight in the Materials sector detracted from performance, although the impact was not overly significant.

Information Technology’s performance was due primarily to Apple, ARM Holdings (UK) and Baidu (China). Shares of Apple were up on both the anticipation of what turned out to be a stellar earnings report, and news from AT&T that it would market Apple’s iPad to businesses ahead of RIM’s tablet, the Playbook. ARM Holdings, the UK designer of semiconductors used in the iPhone and many other mobile devices rose on strong mobile demand, especially for Apple’s latest version of its popular phone. Shares of Chinese Internet company Baidu were up as the outlook for online advertising spend through the end of the year has improved.

Consumer Discretionary’s strength was due primarily to Netflix. Netflix shares rose after the company announced its first Internet-only streaming subscription plan in the US and raised prices for mail delivery DVD plans.

The Materials sector had the most negative impact on Portfolio performance. This weak performance was due in large part to Arcelor Mittal (Luxembourg) and Xstrata (UK). Arcelor Mittal, the world’s largest steelmaker, and mining company Xstrata, both declined during the year after Australia announced plans for increased taxes on resources earnings. Tencent Holdings (China) and Google had the most individual negative impact on Portfolio performance. Shares of Tencent were down amidst preliminary concern about the sustainability of the growth in the on-line game market. Google fell as investors expressed concern over the company’s censorship dispute with the Chinese government. Google’s current profits from China are still negligible, but the future growth prospects could be diminished.

The sector weightings of the Portfolio are the result of the individual stocks selected through our investment process. As a result of these decisions, there were changes to the overall positioning of the Portfolio. The most significant changes that resulted were an increase

1

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary* (continued)

in the Consumer Discretionary and Technology sectors. Within technology, we have focused on smart phones, e-commerce and productivity enhancing software for the corporate enterprise, particularly cloud based architecture. Within the Consumer Discretionary sector, we have focused on internet based commerce, leisure and travel and more cyclically sensitive media and durables goods companies, particularly in the automotive sector where pent-up demand is significant. Within Industrials, we have focused on globally competitive exporters with positive order and revenue growth trends exposed to the agriculture, energy services, aerospace and transportation industries.

The Portfolio’s fixed income holdings’ outperformance was primarily due to our positions in the corporate bond markets. In particular, our selections in U.S. Dollar corporate debt drove absolute returns within the fixed income sleeve. On the back of an improving macro picture, spreads tightened as government bonds underperformed credit and our investments in the more cyclically prone industrial and financial sectors proved additive. In particular, select bonds in the Automotive, Chemical, Independent Financial and Real Estate Investment Trusts (“REIT”) industries were particularly fruitful. From a credit quality perspective, the fixed income Portfolio’s lower quality skew proved additive. Allocations to BB and B-rated issues resulted in excess returns as High Yield produced another strong year from both an absolute and relative returns viewpoint. Our significant underweight Euro position in favor of U.S. Dollar holdings was a positive for performance as euro area concerns lingered throughout the year.

The Portfolio’s substantial underweight to Japan inhibited relative returns due to our currency allocations as the Japanese yen strengthened significantly versus the U.S. Dollar during the period. Also, the Portfolio’s relative underweight to British gilts diluted alpha as the British government bond market posted strong returns on the back of heightened fiscal austerity measures.

Since we believe job growth in the U.S. is likely to continue to pickup, we are in favor of faster growth expectations and spread product. Levered/crowded trades, however, may be challenged by volatility once the policy debate shifts to when the second round of quantitative easing will end. We believe that economic data is the paramount driver of Treasury market performance, but quantitative easing clearly is seen as a driver of higher prices for globally traded commodities, which have remained relatively firm. Oil prices have notably moved to new highs for the year in recent days. Finally, we currently favor the U.S. Dollar versus the Euro and Yen with the real growth differential the key driver, but still see non-Japan EM currencies as undervalued.

The Portfolio began the year with split of 65% equity and 35% fixed income and ended the year at 67% equity and 33% fixed income.

Warren Koontz, CFA, CIC

Daniel Fuss, CFA, CIC

David Rolley, CFA

Mark Baribeau, CFA

Portfolio Managers

Loomis, Sayles & Company, L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

2

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company L.P.

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2010

Top Issuers

% of Net Assets
Apple, Inc.	4.2
Ford Motor Co.	2.6
HCA Holdings, Inc.	2.3
Standard Chartered plc	2.2
ARM Holdings plc	2.2
Siemens AG	1.9
FMC Technologies, Inc.	1.9
Natura Cosmeticos S.A.	1.8
Salesforce.com, Inc.	1.8
Novo Nordisk A.S. - Class B	1.7

Top Equity Sectors

% of Market Value of Total Investments
Short-Term Investments	12.9
Technology	12.4
Non-Cyclical	9.6
Cyclical	9.3
Others	29.7

Top Fixed Sectors

% of Market Value
Domestic Bonds & Debt Securities	17.1
Convertible Bonds	2.3
U.S. Government & Agency Obligations	2.2
Foreign Bonds & Debt Securities	2.2
Others	2.3

3

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Loomis Sayles Global Markets Portfolio managed by

Loomis, Sayles & Company, L.P. vs. MSCI World Index1 and Citigroup World Government Bond Index (WGBI)2

	Average Annual Return[3] (for the year ended 12/31/10)
	1 Year	Since Inception[4]
Loomis Sayles Global Markets Portfolio—Class A	22.39%	7.63%
Class B	22.01%	7.35%
MSCI World Index[1]	11.76%	0.56%
Citigroup World Government Bond Index (WGBI)[2]	5.17%	7.15%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The MSCI World Index is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2The Citigroup World Government Bond Index (WGBI) is market capitalization weighted and tracks total returns of government bonds in 22 countries globally.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 5/1/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

4

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.83%	$1,000.00	$1,259.60	$4.73
Hypothetical*	0.83%	1,000.00	1,021.02	4.23

Class B
Actual	1.05%	$1,000.00	$1,257.80	$5.98
Hypothetical*	1.05%	1,000.00	1,019.91	5.35

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

5

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 66.6%
Aerospace & Defense - 1.1%
Precision Castparts Corp.	28,293	$3,938,669

Automobiles - 5.2%
Bayerische Motoren Werke (BMW) AG	47,540	3,744,505
Daimler AG*	83,168	5,648,598
General Motors Co.*	138,562	5,107,395
Hyundai Motor Co.*	30,296	4,627,590

		19,128,088

Beverages - 1.1%
Anheuser-Busch InBev N.V.	70,607	4,042,956

Biotechnology - 0.8%
Vertex Pharmaceuticals, Inc.*(a)	86,480	3,029,394

Chemicals - 1.0%
LG Chem, Ltd.*	11,127	3,831,342

Commercial Banks - 5.4%
Banco Santander Chile (ADR)(a)	47,454	4,435,525
Credicorp, Ltd.	31,958	3,800,126
Standard Chartered plc	301,404	8,118,142
Yapi ve Kredi Bankasi A.S.*	1,110,112	3,506,593

		19,860,386

Communications Equipment - 3.5%
F5 Networks, Inc.*(a)	30,874	4,018,560
HTC Corp.	169,000	5,213,488
QUALCOMM, Inc.	74,542	3,689,084

		12,921,132

Computers & Peripherals - 5.4%
Apple, Inc.*	47,790	15,415,142
NetApp, Inc.*(a)	83,334	4,580,037

		19,995,179

Consumer Finance - 1.1%
American Express Co.	94,829	4,070,061

Distributors - 0.7%
Li & Fung, Ltd.	460,781	2,691,761

Energy Equipment & Services - 1.9%
FMC Technologies, Inc.*(a)	77,764	6,913,997

Health Care Equipment & Supplies - 1.4%
Sonova Holding AG	40,492	5,248,499

Hotels, Restaurants & Leisure - 1.0%
Wynn Macau, Ltd.	1,633,200	3,646,029

Industrial Conglomerates - 1.9%
Siemens AG	55,773	6,920,462

Security Description	Shares	Value

Internet & Catalog Retail - 2.6%
Amazon.com, Inc.*	30,980	$5,576,400
Netflix, Inc.*(a)	23,647	4,154,778

		9,731,178

Internet Software & Services - 3.4%
Baidu, Inc. (ADR)*	43,318	4,181,487
Google, Inc. - Class A*	7,998	4,750,572
SINA Corp.*(a)	53,728	3,697,561

		12,629,620

IT Services - 1.5%
Cognizant Technology Solutions Corp. - Class A*	76,055	5,574,071

Machinery - 6.1%
Atlas Copco A.B. - Class A	216,210	5,459,332
Caterpillar, Inc.	53,677	5,027,388
Cummins, Inc.	36,848	4,053,649
Deere & Co.	54,984	4,566,421
FANUC Corp.	22,900	3,515,816

		22,622,606

Metals & Mining - 1.4%
Antofagasta plc	203,656	5,133,398

Multiline Retail - 2.2%
Lojas Renner S.A.	137,239	4,663,514
S.A.C.I. Falabella	300,661	3,366,200

		8,029,714

Personal Products - 3.8%
Estee Lauder Cos., Inc. (The) - Class A(a)	55,271	4,460,370
Hypermarcas S.A.*	211,108	2,865,952
Natura Cosmeticos S.A.	232,393	6,678,175

		14,004,497

Pharmaceuticals - 2.8%
Genomma Lab Internacional S.A. de C.V. - Class B*(a)	1,421,768	3,453,482
Novo Nordisk A.S. - Class B	56,552	6,379,445
Valeant Pharmaceuticals International, Inc.(a)	9,742	275,601

		10,108,528

Real Estate Management & Development - 3.1%
Hang Lung Properties, Ltd.	694,000	3,227,133
Iguatemi Empresa de Shopping Centers S.A.	131,400	3,285,634
Jones Lang LaSalle, Inc.	60,376	5,066,754

		11,579,521

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Semiconductors & Semiconductor Equipment - 2.2%
ARM Holdings plc	1,184,350	$8,066,314

Software - 3.2%
Salesforce.com, Inc.*(a)	49,287	6,505,884
VMware, Inc. - Class A*(a)	57,069	5,074,005

		11,579,889

Specialty Retail - 1.2%
Industria de Diseno Textil S.A.	57,544	4,322,004

Textiles, Apparel & Luxury Goods - 0.8%
Mail.ru Group, Ltd. (GDR)* (144A)(b)(v)	85,498	3,077,928

Trading Companies & Distributors - 0.8%
Mills Estruturas e Servicos de Engenharia S.A.	222,900	2,766,056

Total Common Stocks (Cost $185,002,622)		245,463,279

Domestic Bonds & Debt Securities - 18.9%
Aerospace & Defense - 0.1%
Finmeccanica SpA 4.875%, due 03/24/25(g)	290,000	366,964

Airlines - 0.9%
Delta Air Lines, Inc. 8.954%, due 08/10/14	1,632,038	1,705,479
8.021%, due 08/10/22(a)	1,726,136	1,760,659

		3,466,138

Auto Components - 0.3%
Goodyear Tire & Rubber Co. 7.000%, due 03/15/28	1,228,000	1,166,600

Automobiles - 1.9%
Ford Motor Co. 6.625%, due 10/01/28	5,750,000	5,591,875
7.450%, due 07/16/31(a)	1,465,000	1,576,706

		7,168,581

Building Products - 0.6%
Lafarge S.A. 4.750%, due 03/23/20(g)	225,000	284,480
USG Corp.
6.300%, due 11/15/16	195,000	171,600
9.750%, due 01/15/18	1,495,000	1,457,625
Voto-Votorantim, Ltd. 6.750%, due 04/05/21 (144A)(b)	300,000	315,000

		2,228,705

Capital Markets - 0.1%
Goldman Sachs Group, Inc. (The) 6.875%, due 01/18/38(o)	100,000	147,629

Security Description	Par Amount	Value

Capital Markets - continued
Morgan Stanley 5.375%, due 11/14/13(o)	$240,000	$391,124

		538,753

Chemicals - 0.2%
Hercules, Inc. 6.500%, due 06/30/29	10,000	7,800
Incitec Pivot Finance LLC 6.000%, due 12/10/19 (144A)(b)	80,000	82,063
LPG International, Inc. 7.250%, due 12/20/15	175,000	196,122
Mexichem S.A.B. de C.V. 8.750%, due 11/06/19 (144A)(b)	400,000	467,000

		752,985

Commercial Banks - 2.0%
Akbank T.A.S. 5.125%, due 07/22/15 (144A)(b)	200,000	203,000
Barclays Bank PLC, Series EMTN 3.680%, due 08/20/15(q)	220,000,000	191,009
BBVA Bancomer S.A./Texas 7.250%, due 04/22/20 (144A)(b)	300,000	318,091
Canara Bank (London Branch) 6.365%, due 11/28/21(c)	450,000	454,158
CIT Group, Inc.
7.000%, due 05/01/13-05/01/15(a)	1,039,829	1,052,502
7.000%, due 05/01/16-05/01/17	1,559,745	1,568,356
European Investment Bank 2.375%, due 07/10/20(s)	430,000	478,188
Export-Import Bank of Korea 4.000%, due 11/26/15 (144A)(b)	8,000,000	180,909
ICICI Bank, Ltd. 6.375%, due 04/30/22 (144A)(b)(c)	695,000	698,572
Inter-American Development Bank, Series EMTN 4.750%, due 01/10/14	32,200,000	720,476
International Bank for Reconstruction & Development (The), Series GDIF 2.300%, due 02/26/13(q)	900,000,000	806,027
Standard Chartered Bank 5.875%, due 09/26/17(g)	250,000	350,400
Wells Fargo & Co.
4.625%, due 11/02/35(o)	100,000	133,243
Series EMTN 4.875%, due 11/29/35(o)	100,000	122,581

		7,277,512

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Consumer Finance - 0.4%
Ally Financial, Inc.
8.000%, due 12/31/18(a)	$448,000	$478,240
8.000%, due 11/01/31	736,000	793,040
Sydney Airport Finance Co. Pty, Ltd. 5.125%, due 02/22/21 (144A)(b)	140,000	134,830

		1,406,110

Containers & Packaging - 0.0%
Owens Brockway Glass Container, Inc. 6.750%, due 12/01/14(g)	100,000	137,613

Distributors - 0.2%
Marfrig Overseas, Ltd. 9.625%, due 11/16/16 (144A)(b)	530,000	560,475
9.500%, due 05/04/20 (144A)(b)	300,000	312,000

		872,475

Diversified Financial Services - 0.3%
Bank of America Corp. 4.750%, due 05/06/19(c)(g)	285,000	349,290
Fibria Overseas Finance, Ltd. 7.500%, due 05/04/20 (144A)(b)	239,000	252,145
General Electric Capital Corp., Series GMTN 7.625%, due 12/10/14(k)	550,000	459,394
International Lease Finance Corp. 8.250%, due 12/15/20	85,000	87,656

		1,148,485

Diversified Telecommunication Services - 2.1%
Axtel S.A.B. de C.V. 9.000%, due 09/22/19 (144A)(b)	720,000	687,600
Bell Canada 6.100%, due 03/16/35 (144A)(b)(f)	300,000	306,116
Level 3 Communications, Inc. 3.500%, due 06/15/12	1,320,000	1,260,600
Qwest Capital Funding, Inc.
7.625%, due 08/03/21	1,070,000	1,064,650
7.750%, due 02/15/31	1,445,000	1,466,675
Sprint Capital Corp.
6.900%, due 05/01/19	1,015,000	1,007,388
6.875%, due 11/15/28	970,000	853,600
8.750%, due 03/15/32	350,000	355,250
Telecom Italia Capital S.A. 6.000%, due 09/30/34	350,000	291,272
Telefonica Emisiones SAU 4.375%, due 02/02/16(g)	140,000	191,575
Virgin Media Secured Finance plc 7.000%, due 01/15/18(o)	120,000	198,628

		7,683,354

Security Description	Par Amount	Value

Electric Utilities - 0.8%
Abu Dhabi National Energy Co. 6.500%, due 10/27/36 (144A)(b)	$900,000	$898,660
Dubai Electricity & Water Authority
8.500%, due 04/22/15 (144A)(b)	300,000	319,586
6.375%, due 10/21/16 (144A)(b)	200,000	194,500
E-CL S.A. 5.625%, due 01/15/21 (144A)(b)	250,000	248,825
Empresas Publicas de Medellin ESP 7.625%, due 07/29/19 (144A)(b)	400,000	460,000
Majapahit Holding B.V.
8.000%, due 08/07/19 (144A)(b)	400,000	469,500
7.750%, due 01/20/20 (144A)(a)(b)	200,000	231,500

		2,822,571

Energy Equipment & Services - 0.1%
MBPS Finance Co. 11.250%, due 11/15/15 (144A)(b)	200,000	197,300
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, due 06/30/21 (144A)(b)	200,000	209,000

		406,300

Food Products - 1.1%
Albertson’s, Inc. 7.450%, due 08/01/29	5,470,000	4,129,850

Gas Utilities - 0.1%
Transportadora de Gas del Sur S.A. 7.875%, due 05/14/17 (144A)(b)	395,000	399,938

Health Care Providers & Services - 2.5%
HCA Holdings, Inc.
7.690%, due 06/15/25	755,000	728,575
7.500%, due 12/15/23-11/06/33	5,375,000	4,971,088
7.580%, due 09/15/25	1,375,000	1,268,437
7.050%, due 12/01/27	80,000	70,200
7.750%, due 07/15/36	1,420,000	1,317,050
Tenet Healthcare Corp. 6.875%, due 11/15/31	910,000	732,550

		9,087,900

Homebuilders - 0.2%
Urbi, Desarrollos Urbanos, S.A. de C.V. 9.500%, due 01/21/20 (144A)(b)	475,000	545,063

Household Durables - 0.3%
Desarrolladora Homex S.A. de C.V. 7.500%, due 09/28/15(a)	385,000	399,437
K. Hovnanian Enterprises, Inc. 7.750%, due 05/15/13(a)	30,000	26,100
6.375%, due 12/15/14(a)	170,000	141,100

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Household Durables - continued
6.250%, due 01/15/15	$530,000	$408,100
7.500%, due 05/15/16	15,000	10,763

		985,500

Independent Power Producers & Energy Traders - 0.1%
Listrindo Capital B.V. 9.250%, due 01/29/15(144A)(b)	400,000	451,534

Industrial Conglomerates - 1.5%
Borden, Inc. 8.375%, due 04/15/16	3,030,000	2,795,175
9.200%, due 03/15/21	1,910,000	1,761,975
7.875%, due 02/15/23	899,000	732,685
Textron, Inc. 3.875%, due 03/11/13(g)	250,000	331,860

		5,621,695

Insurance - 0.2%
American General Finance Corp. Series I 4.875%, due 07/15/12	200,000	189,250
Series J
5.900%, due 09/15/12	100,000	95,000
6.900%, due 12/15/17	100,000	81,250
Series MTN 5.850%, due 06/01/13(a)	300,000	273,750

		639,250

Machinery - 0.1%
Cummins, Inc. 6.750%, due 02/15/27	509,000	532,189

Media - 0.2%
Corus Entertainment, Inc. 7.250%, due 02/10/17 (144A)(b)(f)	190,000	201,040
Myriad International Holding B.V. 6.375%, due 07/28/17 (144A)(a)(b)	100,000	105,804
Shaw Communications, Inc. 5.650%, due 10/01/19(f)	250,000	259,896
WPP plc 6.000%, due 04/04/17(o)	160,000	267,714

		834,454

Metals & Mining - 0.4%
CSN Resources S.A. 6.500%, due 07/21/20 (144A)(a)(b)	100,000	106,000
Gerdau Holdings, Inc. 7.000%, due 01/20/20 (144A)(b)	400,000	442,000

Security Description	Par Amount	Value

Metals & Mining - continued
Vale Overseas, Ltd. 6.875%, due 11/21/36	$694,000	$765,123

		1,313,123

Multiline Retail - 0.1%
JC Penney Corp., Inc. 7.625%, due 03/01/97	250,000	223,125

Oil, Gas & Consumable Fuels - 0.9%
Adaro Indonesia PT 7.625%, due 10/22/19 (144A)(b)	400,000	439,000
Ecopetrol S.A. 7.625%, due 07/23/19	400,000	464,000
El Paso Corp. 6.950%, due 06/01/28	5,000	4,645
Gazprom Via Gaz Capital S.A. 5.092%, due 11/29/15 (144A)(b)	200,000	206,000
NGC Corp. Capital Trust, Series B 8.316%, due 06/01/27	540,000	218,700
Noble Group, Ltd. 6.750%, due 01/29/20 (144A)(b)	300,000	329,250
Pacific Rubiales Energy Corp. 8.750%, due 11/10/16 (144A)(b)	200,000	226,378
Pan American Energy LLC 7.875%, due 05/07/21(144A)(b)	200,000	213,500
TXU Corp. 5.550%, due 11/15/14	630,000	385,875
6.500%, due 11/15/24	1,620,000	607,500
6.550%, due 11/15/34	120,000	43,200

		3,138,048

Paper & Forest Products - 0.1%
Celulosa Arauco y Constitucion S.A. 7.250%, due 07/29/19	200,000	230,539
5.000%, due 01/21/21 (144A)(b)	170,000	167,714
Weyerhaeuser Co. 6.950%, due 10/01/27	45,000	44,295
7.375%, due 03/15/32	50,000	50,680

		493,228

Real Estate Investment Trusts - 0.4%
iStar Financial, Inc. 5.500%, due 06/15/12	115,000	108,963
5.950%, due 10/15/13	955,000	885,762
5.700%, due 03/01/14	125,000	114,063
6.050%, due 04/15/15(a)	40,000	35,150
5.875%, due 03/15/16(a)	220,000	191,675

		1,335,613

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Road & Rail - 0.1%
DP World, Ltd. 6.850%, due 07/02/37 (144A)(b)	$500,000	$462,447

Semiconductors & Semiconductor Equipment - 0.0%
STATS ChipPAC, Ltd. 7.500%, due 08/12/15 (144A)(b)	150,000	162,375

Specialty Retail - 0.2%
Edcon Proprietary, Ltd. 4.276%, due 06/15/14(c)(g)	610,000	694,427

Thrifts & Mortgage Finance - 0.1%
Odebrecht Finance, Ltd. 7.000%, due 04/21/20 (144A)(b)	200,000	217,250

Tobacco - 0.0%
British American Tobacco Holdings (The Netherlands) B.V., Series EMTN 4.000%, due 07/07/20(g)	100,000	131,973

Water Utilities - 0.1%
Veolia Environnement 5.125%, due 05/24/22(g)	200,000	281,294

Wireless Telecommunication Services - 0.2%
British Telecommunications plc 5.750%, due 12/07/28(o)	150,000	223,933
Indosat Palapa Co. B.V. 7.375%, due 07/29/20 (144A)(b)	200,000	222,000
Sprint Nextel Corp. 6.000%, due 12/01/16	109,000	105,866

		551,799

Total Domestic Bonds & Debt Securities (Cost $65,926,982)		69,675,221

Convertible Bonds - 2.5%
Automobiles - 0.7%
Ford Motor Co. 4.250%, due 11/15/16	1,305,000	2,613,915

Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc. 7.000%, due 03/15/15 (144A)(b)	1,015,000	956,637

Health Care Providers & Services - 0.1%
Omnicare, Inc. 3.750%, due 12/15/25	365,000	408,800

Machinery - 0.0%
Trinity Industries, Inc. 3.875%, due 06/01/36	20,000	19,075

Real Estate Investment Trusts - 0.3%
iStar Financial, Inc. 0.790%, due 10/01/12(c)	1,150,000	1,023,500

Security Description	Par Amount	Value

Semiconductors & Semiconductor Equipment - 1.1%
Intel Corp. 3.250%, due 08/01/39	$2,670,000	$3,214,012
Kulicke & Soffa Industries, Inc. 0.875%, due 06/01/12	910,000	870,188

		4,084,200

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. 3.125%, due 06/15/12	200,000	197,250

Total Convertible Bonds (Cost $7,515,809)		9,303,377

U.S. Government & Agency Obligations - 2.4%
U.S. Treasury Bond 4.250%, due 11/15/40(a)	4,970,000	4,890,013
U.S. Treasury Note 0.875%, due 01/31/12	4,000,000	4,022,968

Total U.S. Government & Agency Obligations (Cost $8,766,529)		8,912,981

Foreign Bonds & Debt Securities - 2.4%
Canada - 0.4%
Canadian Government Bond 3.000%, due 12/01/15(f)	1,265,000	1,308,316

Germany - 0.5%
Bundesrepublik Deutschland, Series 09 3.250%, due 01/04/20(g)	1,365,000	1,879,025

New Zealand - 0.2%
New Zealand Government Bond Series 1217 6.000%, due 12/15/17(k)	550,000	442,003
Series 413 6.500%, due 04/15/13(k)	520,000	426,618

		868,621

Norway - 0.3%
Norwegian Government Bond 4.250%, due 05/19/17(l)	1,950,000	352,384
4.500%, due 05/22/19(l)	4,280,000	784,204

		1,136,588

Singapore - 0.6%
Singapore Government Bond 1.625%, due 04/01/13(p)	250,000	199,248
2.250%, due 07/01/13(p)	2,555,000	2,078,155

		2,277,403

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Sweden - 0.3%
Sweden Government Bond, Series 1047 5.000%, due 12/01/20(a)(r)	$5,650,000	$961,293

Uruguay - 0.1%
Uruguay Government International Bond 5.000%, due 09/14/18(u)	3,000,000	235,584
3.700%, due 06/26/37(u)	2,700,000	172,798

		408,382

Total Foreign Bonds & Debt Securities (Cost $8,403,147)		8,839,628

Foreign Bonds & Debt Securities - Emerging Markets - 2.4%
Argentina - 0.1%
Argentina Government International Bond, Series NY 8.280%, due 12/31/33(a)	260,190	242,627

Brazil - 0.8%
Banco Nacional de Desenvolvimento Economico e Social 6.500%, due 06/10/19 (144A)(a)(b)	400,000	437,798
Brazil Notas do Tesouro Nacional, Series B 6.000%, due 05/15/15(e)	143,500	1,703,872
Brazilian Government International Bond 10.250%, due 01/10/28(e)	1,050,000	660,045

		2,801,715

Indonesia - 0.1%
Indonesia Treasury Bond 11.500%, due 09/15/19(h)	3,600,000,000	495,570

Malaysia - 0.1%
Malaysia Government Bond, Series 0509 3.210%, due 05/31/13(i)	1,200,000	390,148

Mexico - 0.4%
Mexican Bonos, Series M 8.000%, due 12/17/15(j)	11,000,000	952,234
8.500%, due 12/13/18(j)	6,700,000	600,553

		1,552,787

Peru - 0.1%
Peruvian Government International Bond 7.840%, due 08/12/20 (144A)(b)(m)	450,000	182,886

Security Description	Shares/Par Amount	Value

Poland - 0.2%
Poland Government Bond, Series 1013 5.000%, due 10/24/13(n)	$2,450,000	$831,739

South Korea - 0.3%
Korea Treasury Bond, Series 1409 5.000%, due 09/10/14(q)	1,000,000,000	920,973

Turkey - 0.1%
Turkey Government Bond, Series CPI 4.000%, due 04/29/15(t)	600,000	431,478

United Arab Emirates - 0.1%
MDC-GMTN B.V. 7.625%, due 05/06/19 (144A)(b)	250,000	294,864

United Kingdom - 0.1%
United Kingdom Gilt 5.250%, due 06/07/12(o)	300,000	497,474

Total Foreign Bonds & Debt Securities - Emerging Markets (Cost $7,976,023)		8,642,261

Convertible Preferred Stock - 0.5%
Diversified Telecommunication Services - 0.5%
Lucent Technologies Capital Trust I 7.750%, due 03/15/17 (Cost - $1,483,161)	2,063	1,827,818

Preferred Stock - 0.2%
Consumer Finance - 0.2%
Ally Financial, Inc., Series G 7.000% (144A)(b) (Cost - $211,643)	906	856,312

Municipals - 0.2%
Virginia - 0.2%
Tobacco Settlement Financing Corp. 6.706%, due 06/01/46 (Cost - $1,364,694)	1,365,000	853,453

Short-Term Investments - 14.3%
Mutual Funds - 10.2%
State Street Navigator Securities Lending Prime Portfolio(d)	37,554,379	37,554,379

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreements - 4.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $15,120,227 on 01/03/11 collateralized by $15,365,000 Federal Home Loan Mortgage Corp. at 1.250% due 09/30/13 with a value of $15,422,619.	$15,120,214	$15,120,214
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $6,786 on 01/03/11 collateralized by $10,000 Federal National Mortgage Association at 4.625% due 10/15/13 with a value of $11,050.	6,786	6,786

		15,127,000

Total Short-Term Investments (Cost $52,681,379)		52,681,379

Total Investments - 110.4% (Cost $339,331,989#)		407,055,709

Other Assets and Liabilities (net) - (10.4)%		(38,258,375)

Net Assets - 100.0%		$368,797,334

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $341,159,883. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $71,202,885 and $5,307,059, respectively, resulting in a net unrealized appreciation of $65,895,826.
(a)	All or a portion of the security was held on loan. As of December 31, 2010, the market value of securities loaned was $36,630,823 and the collateral received consisted of cash in the amount of $37,554,379. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $18,450,390, which is 5.0% of the Portfolio’s net assets.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Represents investment of collateral received from securities lending transactions.
(e)	Par shown in Brazilian Real. Value is shown in USD.
(f)	Par shown in Canadian Dollar. Value is shown in USD.
(g)	Par shown in Euro. Value is shown in USD.
(h)	Par shown in Indonesian Rupiah. Value is shown in USD.
(i)	Par shown in Malaysian Ringgit. Value is shown in USD.
(j)	Par shown in Mexican Peso. Value is shown in USD.
(k)	Par shown in New Zeland Dollar. Value is shown in USD.
(l)	Par shown in Norwegian Krone. Value is shown in USD.
(m)	Par shown in Peruvian Nuevos Soles. Value is shown in USD.
(n)	Par shown in Polish Zloty. Value is shown in USD.
(o)	Par shown in Pound Sterling. Value is shown in USD.
(p)	Par shown in Singapore Dollar. Value is shown in USD.
(q)	Par shown in South Korean Won. Value is shown in USD.
(r)	Par shown in Swedish Krona. Value is shown in USD.
(s)	Par shown in Swiss Franc. Value is shown in USD.
(t)	Par shown in Turkish New Lira. Value is shown in USD.
(u)	Par shown in Uruguayan Peso. Value is shown in USD.
(v)	Security was valued in good faith under procedures approved by the Board of Trustees.
ADR - An	American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
GDR - A	Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Countries Diversification as of December 31, 2010 (Unaudited)
Top Ten Countries	% of Net Assets
United States	63.1
United Kingdom	6.4
Brazil	6.4
Germany	4.9
Cayman Islands	3.7
South Korea	2.6
Chile	2.3
Mexico	2.0
Bermuda	1.9
Sweden	1.7

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Credit Composition as of December 31, 2010 (Unaudited)
Portfolio Composition by Credit Quality	% of Fixed Income Market Value
AAA/Government	16.8
AA	0.7
A	14.4
BBB	14.1
BB	20.4
B	21.0
CCC	11.4
CC	0.4
Not Rated	0.8

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$3,938,669	$—	$—	$3,938,669
Automobiles	5,107,395	14,020,693	—	19,128,088
Beverages	—	4,042,956	—	4,042,956
Biotechnology	3,029,394	—	—	3,029,394
Chemicals	—	3,831,342	—	3,831,342
Commercial Banks	8,235,651	11,624,735	—	19,860,386
Communications Equipment	7,707,644	5,213,488	—	12,921,132
Computers & Peripherals	19,995,179	—	—	19,995,179
Consumer Finance	4,070,061	—	—	4,070,061
Distributors	—	2,691,761	—	2,691,761
Energy Equipment & Services	6,913,997	—	—	6,913,997
Health Care Equipment & Supplies	—	5,248,499	—	5,248,499
Hotels, Restaurants & Leisure	—	3,646,029	—	3,646,029
Industrial Conglomerates	—	6,920,462	—	6,920,462
Internet & Catalog Retail	9,731,178	—	—	9,731,178
Internet Software & Services	12,629,620	—	—	12,629,620
IT Services	5,574,071	—	—	5,574,071
Machinery	13,647,458	8,975,148	—	22,622,606
Metals & Mining	—	5,133,398	—	5,133,398
Multiline Retail	—	8,029,714	—	8,029,714
Personal Products	4,460,370	9,544,127	—	14,004,497
Pharmaceuticals	3,729,083	6,379,445	—	10,108,528
Real Estate Management & Development	5,066,754	6,512,767	—	11,579,521
Semiconductors & Semiconductor Equipment	—	8,066,314	—	8,066,314
Software	11,579,889	—	—	11,579,889
Specialty Retail	—	4,322,004	—	4,322,004
Textiles, Apparel & Luxury Goods	—	—	3,077,928	3,077,928
Trading Companies & Distributors	—	2,766,056	—	2,766,056
Total Common Stocks	125,416,413	116,968,938	3,077,928	245,463,279

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$69,675,221	$—	$69,675,221
Total Convertible Bonds*	—	9,303,377	—	9,303,377
U.S. Government & Agency Obligations	—	8,912,981	—	8,912,981
Total Foreign Bonds & Debt Securities*	—	8,839,628	—	8,839,628
Total Foreign Bonds & Debt Securities—Emerging Markets*	—	8,642,261	—	8,642,261
Total Convertible Preferred Stock*	1,827,818	—	—	1,827,818
Total Preferred Stock*	856,312	—	—	856,312
Municipals	—	853,453	—	853,453
Short-Term Investments
Mutual Funds	37,554,379	—	—	37,554,379
Repurchase Agreements	—	15,127,000	—	15,127,000
Total Short-Term Investments	37,554,379	15,127,000	—	52,681,379
Total Investments	$165,654,922	$238,322,859	$3,077,928	$407,055,709
Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$32,782	$—	$32,782
Forward Contracts to Buy (Depreciation)	—	(7,206)	—	(7,206)
Total Forward Contracts	$—	$25,576	$—	$25,576

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued base on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Balance as of December 31, 2010	Change in Unrealized Appreciation for Investments still held at December 31, 2010
Common Stocks
Textiles, Apparel & Luxury Goods	$—	$13,714	$803	$3,167,229	$(103,818)	$3,077,928	$803

Total	$—	$13,714	$803	$3,167,229	$(103,818)	$3,077,928	$803

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$391,928,709
Repurchase Agreements	15,127,000
Cash denominated in foreign currencies (c)	1,199,184
Receivable for investments sold	16,608
Receivable for shares sold	315,753
Dividends receivable	102,205
Interest receivable	1,703,860
Unrealized appreciation on forward foreign currency exchange contracts	32,782

Total assets	410,426,101

Liabilities
Due to custodian	45,624
Payables for:
Investments purchased	3,610,110
Shares redeemed	61,639
Unrealized depreciation on forward foreign currency exchange contracts	7,206
Collateral for securities loaned	37,554,379
Accrued Expenses:
Management fees	215,146
Distribution and service fees - Class B	37,008
Administration fees	1,952
Custodian and accounting fees	17,143
Deferred trustees’ fees	16,302
Other expenses	62,258

Total liabilities	41,628,767

Net Assets	$368,797,334

Net Assets Represented by
Paid in surplus	$431,333,495
Accumulated net realized loss	(138,924,716)
Unrealized appreciation on investments and foreign currency transactions	67,782,645
Undistributed net investment income	8,605,910

Net Assets	$368,797,334

Net Assets
Class A	$187,586,747
Class B	181,210,587
Capital Shares Outstanding*
Class A	15,842,135
Class B	15,400,771
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.84
Class B	11.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $324,204,989.
(b)	Includes securities loaned at value of $36,630,823.
(c)	Identified cost of cash denominated in foreign currencies was $1,173,902.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$2,990,089
Interest (b)	9,838,316

Total investment income	12,828,405

Expenses
Management fees	3,011,530
Administration fees	28,788
Custodian and accounting fees	221,970
Distribution and service fees - Class B	312,404
Audit and tax services	53,395
Legal	44,285
Trustees’ fees and expenses	24,650
Shareholder reporting	37,239
Insurance	2,943
Miscellaneous	12,796

Total expenses	3,750,000
Less broker commission recapture	(36,680)

Net expenses	3,713,320

Net investment income	9,115,085

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	112,671,601
Futures contracts	(3,761,448)
Foreign currency transactions	(1,117,554)

Net realized gain on investments, futures contracts and foreign currency transactions	107,792,599

Net change in unrealized depreciation on:
Investments	(26,238,149)
Foreign currency	(224)

Net change in unrealized depreciation on investments, futures contracts and foreign currency transactions	(26,238,373)

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	81,554,226

Net Increase in Net Assets from Operations	$90,669,311

(a)	Net of foreign withholding taxes of $124,280.
(b)	Includes net income on securities loaned of $115,005.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$9,115,085	$20,886,931
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	107,792,599	(74,763,159)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(26,238,373)	261,165,727

Net increase in net assets resulting from operations	90,669,311	207,289,499

Distributions to Shareholders
From net investment income
Class A	(20,009,609)	(18,634,278)
Class B	(3,749,934)	(1,427,323)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(23,759,543)	(20,061,601)

Net decrease in net assets from capital share transactions	(365,065,882)	(259,394,512)

Net Decrease in Net Assets	(298,156,114)	(72,166,614)
Net assets at beginning of period	666,953,448	739,120,062

Net assets at end of period	$368,797,334	$666,953,448

Undistributed net investment income at end of period	$8,605,910	$23,752,025

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,065,670	$20,789,391	7,273,761	$57,467,705
Reinvestments	1,935,165	20,009,609	2,577,355	18,634,278
Redemptions	(44,666,755)	(463,280,409)	(46,683,271)	(354,150,617)

Net decrease	(40,665,920)	$(422,481,409)	(36,832,155)	$(278,048,634)

Class B
Sales	7,448,400	$80,441,864	3,822,694	$33,019,229
Reinvestments	364,425	3,749,934	198,239	1,427,323
Redemptions	(2,623,153)	(26,776,271)	(1,975,940)	(15,792,430)

Net increase	5,189,672	$57,415,527	2,044,993	$18,654,122

Decrease derived from capital shares transactions		$(365,065,882)		$(259,394,512)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$10.00	$7.29	$13.27	$10.36	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.23	0.27	0.25	0.24	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.96	2.64	(5.00)	2.67	0.36

Total From Investment Operations	2.19	2.91	(4.75)	2.91	0.47

Less Distributions
Distributions from Net Investment Income	(0.35)	(0.20)	(0.54)	—	(0.11)
Distributions from Net Realized Capital Gains	—	—	(0.69)	—	—

Total Distributions	(0.35)	(0.20)	(1.23)	—	(0.11)

Net Asset Value, End of Period	$11.84	$10.00	$7.29	$13.27	$10.36

Total Return (%)	22.39	41.00	(39.10)	28.09	4.66

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.79	0.76	0.73	0.74	0.88	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.79	0.76	0.72	0.74	0.87	*
Ratio of Net Investment Income to Average Net Assets (%)	2.20	3.35	2.48	2.05	1.72	*
Portfolio Turnover Rate (%)	101.2	108.4	134.4	120.4	45.9
Net Assets, End of Period (in millions)	$187.6	$565.4	$680.0	$1,007.2	$523.5

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$9.95	$7.24	$13.22	$10.34	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.19	0.25	0.22	0.23	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.96	2.64	(4.98)	2.65	0.35

Total From Investment Operations	2.15	2.89	(4.76)	2.88	0.44

Less Distributions
Distributions from Net Investment Income	(0.33)	(0.18)	(0.53)	—	(0.10)
Distributions from Net Realized Capital Gains	—	—	(0.69)	—	—

Total Distributions	(0.33)	(0.18)	(1.22)	—	(0.10)

Net Asset Value, End of Period	$11.77	$9.95	$7.24	$13.22	$10.34

Total Return (%)	22.01	40.82	(39.26)	27.85	4.37

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.04	1.01	0.98	1.02	1.16	*
Ratio of Net Expenses to Average Net Assets (%)(c)	1.04	1.01	0.97	1.02	1.15	*
Ratio of Net Investment to Average Net Assets (%)	1.83	2.95	2.23	1.94	1.36	*
Portfolio Turnover Rate (%)	101.2	108.4	134.4	120.4	45.9
Net Assets, End of Period (in millions)	$181.2	$101.6	$59.1	$79.0	$9.8

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, forward transactions, Real Estate Investment Trust (REITs), premium amortization adjustment, contingent payment debt instrument adjustments, broker commission recapture, ASC-140 Lehman adjustment and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2010, the Portfolio had no forward commitments and when-issued and delayed-delivery securities.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Loomis, Sayles & Company, L.P. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$3,011,530	0.70%	First $500 Million

	0.65%	$500 Million to $1 Billion

	0.60%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$12,492,102	$404,287,137	$7,805,776	$743,593,606

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2010, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$32,782	Unrealized depreciation on forward foreign currency exchange contracts	$7,206

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

	Foreign Currency Exchange	Equity Index	Total
Location Statement of Operations - Net Realized Gain (Loss)

Futures contracts	$—	$(3,761,448)	$(3,761,448)

Foreign currency transactions	11,031	—	11,031

	$11,031	$(3,761,448)	$(3,750,417)

Location Statement of Operations - Net Change in Unrealized Appreciation/(Depreciation)

Foreign currency transactions		$25,576

For the year ended December 31, 2010, the average per contract outstanding for each derivative type was as follows:

Average Notional or Face Amounts(a)	Foreign Currency Risk

Foreign currency transactions	$990,681

(a)	Averages are based on daily activity levels during 2010.

6. Forward Foreign Currency Exchange Contracts

Open forward foreign currency exchange contracts at December 31, 2010 were as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/23/2011	Morgan Stanley	5,330,000	CNY	811,012	$797,546	$13,466

8/23/2011	Morgan Stanley	6,300,000	CNY	958,607	965,813	(7,206)

3/2/2011	Morgan Stanley	1,200,000	PLN	404,647	385,331	19,316

						$25,576

CNY - Yuan Renminbi

PLN - Polish Zloty

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$23,759,543	$20,061,601	$—	$—	$23,759,543	$20,061,601

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$9,574,767	$—	$65,929,175	$(138,023,801)	$(62,519,859)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$60,402,802	$77,620,999	$138,023,801

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

10. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Global Markets Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Global Markets Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

29

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

30

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Loomis Sayles Global Markets Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

31

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Loomis Sayles Global Markets Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its blended benchmark, 60% MSCI World Index/40% Citigroup World Government Bond Index, for the one- and three- year periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

32

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio's actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Loomis Sayles Global Markets Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Loomis Sayles Global Markets Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached

33

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the specified asset level at which a breakpoint to its contractual advisory fee would be triggered. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

34

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Met Investors Series Trust Lord Abbett Bond Debenture Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Lord Abbett Bond Debenture Portfolio returned 13.18%, 12.97%, and 13.03%, respectively. The Portfolio’s benchmarks, the Barclays Capital U.S. Aggregate Bond Index1, BofA Merrill Lynch High Yield Master II Constrained Index2 and the Hybrid Index3, returned 6.54%, 15.07%, and 13.83%, respectively.

Market Environment/Conditions

The Federal Open Market Committee (FOMC) held its target for the fed funds rate between the range of zero and 25 basis points (bps) throughout 2010. Although a number of the Federal Reserve’s (the Fed) programs to support various financial markets concluded early in the year, the central bank continued to unveil initiatives designed to bolster the economic recovery.

The most notable of these initiatives was a new, quantitative-easing program, under which the Fed would buy additional large quantities of Treasuries. A speech by Fed Chairman Ben Bernanke in August led to anticipation that the central bank would begin another round of quantitative easing, and the Fed announced in November that it would purchase another $600 billion of Treasury securities by the end of the second quarter of 2011.

From an inflation perspective, signs of pricing pressures were minimal throughout most of the year. The average monthly increases on the core readings of the Consumer Price Index (CPI) and Producer Price Index (PPI) were 0.1% through November. When food and energy are included, the average monthly increase in the CPI was 0.1% as well, while the average monthly increase in the PPI was 0.3%.

Despite a notable increase in the fourth quarter of the year, the yield on the 10-year Treasury note fell during the year by 55 bps, to 3.30% by the end of 2010. Many fixed-income categories posted positive returns during the year, and corporate credit assets, including convertible securities, lower-rated investment-grade bonds, high-yield bonds, and floating-rate loans, led the way.

Historically low interest rates and strong investor demand created a positive environment for corporate credit during the year as many companies were able to refinance existing debt, extend upcoming bond maturities, or otherwise enhance their financial flexibility. Amid these conditions, default rates on high-yield bonds and floating-rate loans dropped to historically low levels of about 1% and 2%, respectively, at the end of the year.

The municipal bond market traded similarly to Treasuries during the year as yields fell through the first three quarters, but climbed dramatically in the fourth quarter and ended the year higher. While concerns about deficits in municipal budgets and pension plans were present early in the year, the increase in Treasury yields and a surge in bond issuance, rather than previously unforeseen problems in municipal credit quality, were cited as the primary causes of the fourth-quarter correction in the municipal bond market.

Issuance in the municipal market climbed at the end of the year as borrowers looked to take advantage of the Build America Bond program—which provided a 35% federal subsidy on the interest costs of the taxable securities— before it expired at the end of the year.

Portfolio Review/Current Positioning

Credit markets benefited this year from improving fundamentals and investors’ reach for yield. With historically low yields on assets deemed to be free of credit risk, demand continued for securities with higher yields and, therefore, higher levels of credit risk. Riskier assets, therefore, outperformed higher quality assets for the year, driven by this investor demand. The Portfolio’s performance was helped by positions in riskier assets such as high yield corporates and convertibles. The high yield and convertible markets, as measured by the BofA Merrill Lynch High Yield Master II Constrained Index and the BofA Merrill Lynch All Convertibles, All Qualities Index, respectively, outperformed investment grade corporates as measured by the BofA Merrill Lynch Corporate Master Index. Compared to a year ago, the Portfolio’s asset allocation remained relatively consistent. As of December 31, 2010, the allocation of the Portfolio’s investments was approximately 61% high yield, 18% investment grade, 17% convertible/equities, and 4% cash.

In terms of industries, auto parts & equipment, gas distribution, and banking were among the largest contributors to performance.

Among those industries contributing the least to performance were transportation excluding air/rail and environmental. These higher quality, lower yielding sectors did not advance to the extent of the broader market. Electric-generation was an industry that detracted from performance.

Christopher J. Towle, CFA, Partner & Director

Lord, Abbett & Co. LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct

1

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary* (continued)

investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Issuers

% of Net Assets
EI Paso Corp.	0.9
SunGard Data Systems, Inc.	0.8
CIT Group, Inc.	0.8
Roper Industries, Inc.	0.7
HCA Holdings, Inc.	0.7
Ford Motor Co.	0.6
Chesapeake Energy Corp.	0.6
Crown Cork & Seal, Inc.	0.6
MetroPCS Wireless, Inc.	0.6
Apache Corp., Series D	0.6

Top Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	70.7
Short-Term Investments	13.6
Convertible Bonds	10.5
Convertible Preferred Stocks	3.3
Common Stocks	1.6
Municipals	0.2
Preferred Stocks	0.1

2

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Lord Abbett Bond Debenture Portfolio managed by Lord, Abbett & Co. LLC vs. Barclays Capital U.S. Aggregate Bond Index1, BofA Merrill Lynch High Yield Master II Constrained Index2 and Hybrid Index3

	Average Annual Return[4] (for the year ended 12/31/10)
	1 Year	5 Year	10 Year	Since Inception[5]
Lord Abbett Bond Debenture Portfolio—Class A	13.18%	8.15%	7.27%	—
Class B	12.97%	7.90%	—	6.92%
Class E	13.03%	7.99%	—	7.66%
Barclays Capital U.S. Aggregate Bond Index[1]	6.54%	5.80%	5.84%	—
BofA Merrill Lynch High Yield Master II Constrained Index[2]	15.07%	8.83%	8.76%	—
Hybrid Index[3]	13.83%	7.77%	7.47%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS.

2The BofA Merrill Lynch High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Index limits any individual issuer to a maximum of 2% benchmark exposure.

3The Hybrid Index is comprised of 60% BofA Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index, 20% BofA Merrill Lynch All Convertible Index.

The BofA Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

4“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

5 Inception of Class A shares is 5/1/96. Inception of the Class B shares is 3/22/01. Inception of the Class E shares is 4/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.53%	$1,000.00	$1,097.20	$2.80
Hypothetical*	0.53%	1,000.00	1,022.53	2.70

Class B
Actual	0.78%	$1,000.00	$1,096.30	$4.12
Hypothetical*	0.78%	1,000.00	1,021.27	3.97

Class E
Actual	0.68%	$1,000.00	$1,096.10	$3.59
Hypothetical*	0.68%	1,000.00	1,021.78	3.47

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Domestic Bonds & Debt Securities - 78.5%
Aerospace & Defense - 1.8%
Alliant Techsystems, Inc. 6.875%, due 09/15/20	$850,000	$878,688
AWAS Aviation Capital, Ltd. 7.000%, due 10/15/16 (144A)(a)	3,500,000	3,486,875
DigitalGlobe, Inc. 10.500%, due 05/01/14(b)	3,250,000	3,725,312
Esterline Technologies Corp. 6.625%, due 03/01/17(b)	2,275,000	2,309,125
7.000%, due 08/01/20 (144A)(a)	2,100,000	2,173,500
GeoEye, Inc. 9.625%, due 10/01/15(b)	5,000,000	5,675,000
8.625%, due 10/01/16	1,750,000	1,837,500
L-3 Communications Corp. 6.375%, due 10/15/15	3,550,000	3,674,250
Spirit Aerosystems, Inc. 7.500%, due 10/01/17	1,625,000	1,698,125
6.750%, due 12/15/20 (144A)(a)	6,000,000	6,090,000
Triumph Group, Inc. 8.000%, due 11/15/17(b)	2,250,000	2,351,250
UAL 2007 - 1 Pass Through Trust 6.636%, due 07/02/22	1,889,739	1,894,463

		35,794,088

Agriculture - 0.3%
Bunge NA Finance LP 5.900%, due 04/01/17	1,375,000	1,416,896
Phibro Animal Health Corp. 9.250%, due 07/01/18 (144A)(a)	4,625,000	4,786,875

		6,203,771

Airlines - 0.4%
Delta Air Lines, Inc. 9.500%, due 09/15/14 (144A)(a)(b)	898,000	981,065
Class A 4.950%, due 05/23/19(b)	850,000	855,313
United Air Lines, Inc. 9.875%, due 08/01/13 (144A)(a)	4,000,000	4,330,000
12.000%, due 11/01/13 (144A)(a)	2,075,000	2,303,250

		8,469,628

Auto Components - 1.4%
Armored Autogroup, Inc. 9.250%, due 11/01/18 (144A)(a)	1,125,000	1,122,188

Security Description	Par Amount	Value

Auto Components - continued
BorgWarner, Inc. 4.625%, due 09/15/20	$1,510,000	$1,493,648
Cooper-Standard Automotive, Inc. 8.500%, due 05/01/18 (144A)(a)(b)	3,750,000	3,984,375
Goodyear Tire & Rubber Co. (The) 10.500%, due 05/15/16(b)	1,775,000	2,032,375
Stanadyne Corp., Series 1 10.000%, due 08/15/14	2,075,000	2,111,312
Stanadyne Holdings, Inc. 0.000%/12.000%, due 02/15/15(f)	2,750,000	2,612,500
Stoneridge, Inc. 9.500%, due 10/15/17 (144A)(a)	1,725,000	1,871,625
Tenneco, Inc. 7.750%, due 08/15/18 (144A)(a)	675,000	718,875
6.875%, due 12/15/20 (144A)(a)(b)	2,825,000	2,881,500
TRW Automotive, Inc. 7.250%, due 03/15/17 (144A)(a)	5,350,000	5,791,375
8.875%, due 12/01/17 (144A)(a)	3,500,000	3,920,000

		28,539,773

Automobiles - 0.2%
Ford Motor Co. 7.450%, due 07/16/31(b)	4,345,000	4,676,306

Beverages - 0.2%
Constellation Brands, Inc. 7.250%, due 05/15/17	4,275,000	4,547,531

Building Products - 0.4%
Building Materials Corp. of America 7.500%, due 03/15/20 (144A)(a)	1,650,000	1,687,125
Masco Corp. 7.125%, due 03/15/20	3,500,000	3,672,872
Owens Corning, Inc. 9.000%, due 06/15/19	1,625,000	1,909,351

		7,269,348

Capital Markets - 0.2%
Raymond James Financial, Inc. 8.600%, due 08/15/19	4,075,000	4,837,005

Chemicals - 3.1%
Airgas, Inc. 7.125%, due 10/01/18	1,900,000	2,109,000
Ashland, Inc. 9.125%, due 06/01/17(b)	2,100,000	2,430,750

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Chemicals - continued
Celanese U.S. Holdings LLC 6.625%, due 10/15/18 (144A)(a)	$4,450,000	$4,605,750
CF Industries, Inc. 7.125%, due 05/01/20(b)	2,500,000	2,743,750
Chemtura Corp. 7.875%, due 09/01/18 (144A)(a)	3,500,000	3,727,500
Huntsman International LLC 8.625%, due 03/15/20(b)	5,000,000	5,462,500
Ineos Finance plc 9.000%, due 05/15/15 (144A)(a)	1,000,000	1,075,000
Ineos Group Holdings plc 8.500%, due 02/15/16 (144A)(a)(b)	7,525,000	7,205,187
LBI Escrow Corp. 8.000%, due 11/01/17 (144A)(a)	3,693,000	4,110,771
Momentive Performance Materials, Inc. 9.000%, due 01/15/21 (144A)(a)(b)	4,000,000	4,230,000
Mosaic Co. (The) 7.375%, due 12/01/14 (144A)(a)	1,850,000	1,915,015
Mosaic Global Holdings, Inc. 7.300%, due 01/15/28	4,900,000	5,617,968
Nalco Co. 8.875%, due 11/15/13(b)	4,650,000	4,745,906
8.250%, due 05/15/17	2,000,000	2,177,500
6.625%, due 01/15/19 (144A)(a)	3,075,000	3,159,562
Potash Corp. of Saskatchewan, Inc. 4.875%, due 03/30/20	2,050,000	2,145,628
Rockwood Specialties Group, Inc. 7.500%, due 11/15/14	4,500,000	4,635,000

		62,096,787

Commercial & Professional Services - 1.8%
ACCO Brands Corp. 10.625%, due 03/15/15	875,000	988,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 9.625%, due 03/15/18(b)	3,500,000	3,788,750
Brambles USA, Inc. 5.350%, due 04/01/20 (144A)(a)	3,350,000	3,404,628
Clean Harbors, Inc. 7.625%, due 08/15/16(b)	2,655,000	2,834,213

Security Description	Par Amount	Value

Commercial & Professional Services - continued
Corrections Corp. of America 7.750%, due 06/01/17	$4,700,000	$5,011,375
Deluxe Corp. 7.375%, due 06/01/15	3,900,000	4,085,250
Geo Group, Inc. (The) 7.750%, due 10/15/17	2,900,000	3,059,500
Hertz Corp. 7.500%, due 10/15/18 (144A)(a)(b)	7,500,000	7,856,250
Live Nation Entertainment, Inc. 8.125%, due 05/15/18 (144A)(a)(b)	4,750,000	4,821,250
Old AII, Inc. 10.000%, due 12/15/16(c)	4,330,000	10,868

		35,860,834

Commercial Banks - 1.9%
CIT Group, Inc. 7.000%, due 05/01/16(b)	16,000,000	16,100,000
Discover Bank, Series BKNT 8.700%, due 11/18/19	2,000,000	2,357,990
Huntington BancShares, Inc. 7.000%, due 12/15/20	1,250,000	1,318,480
Regions Bank, Series BKNT 7.500%, due 05/15/18	1,925,000	1,985,539
Regions Financial Corp. 7.750%, due 11/10/14(b)	1,450,000	1,509,247
Royal Bank of Scotland Group plc 6.400%, due 10/21/19	1,500,000	1,530,945
Silicon Valley Bank 6.050%, due 06/01/17	2,600,000	2,641,311
SVB Financial Group 5.375%, due 09/15/20(b)	2,150,000	2,071,237
Wachovia Capital Trust III 5.800%, due 03/28/11(d)	3,143,000	2,738,339
Zions Bancorporation 7.750%, due 09/23/14(b)	5,500,000	5,738,409

		37,991,497

Communications Equipment - 0.7%
Brocade Communications Systems, Inc. 6.625%, due 01/15/18(b)	3,500,000	3,701,250
6.875%, due 01/15/20(b)	2,900,000	3,103,000
MasTec, Inc. 7.625%, due 02/01/17(b)	3,000,000	3,000,000
ViaSat, Inc. 8.875%, due 09/15/16	3,500,000	3,745,000

		13,549,250

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Computers & Peripherals - 1.0%
Seagate HDD Cayman 6.875%, due 05/01/20 (144A)(a)	$3,300,000	$3,184,500
SunGard Data Systems, Inc. 10.250%, due 08/15/15(b)	8,000,000	8,430,000
7.375%, due 11/15/18 (144A)(a)	6,500,000	6,565,000
7.625%, due 11/15/20 (144A)(a)(b)	1,450,000	1,475,375

		19,654,875

Consumer Finance - 1.3%
Ally Financial, Inc. 8.300%, due 02/12/15	6,650,000	7,331,625
7.500%, due 09/15/20 (144A)(a)	3,000,000	3,161,250
American Express Bank FSB S.A. 5.500%, due 04/16/13	3,000,000	3,235,122
American Express Credit Corp. 7.300%, due 08/20/13	3,000,000	3,382,620
Ford Motor Credit Co. LLC 7.250%, due 10/25/11	3,500,000	3,618,122
8.000%, due 06/01/14(b)	3,000,000	3,307,596
Hyundai Capital America 3.750%, due 04/06/16 (144A)(a)	850,000	836,606

		24,872,941

Containers & Packaging - 2.3%
Ardagh Packaging Finance plc 7.375%, due 10/15/17 (144A)(a)(b)	4,000,000	4,145,000
9.125%, due 10/15/20 (144A)(a)	3,000,000	3,135,000
Ball Corp. 6.625%, due 03/15/18(b)	3,500,000	3,578,750
7.375%, due 09/01/19	2,000,000	2,160,000
Cascades, Inc. 7.750%, due 12/15/17	1,350,000	1,414,125
7.875%, due 01/15/20	950,000	997,500
Crown Cork & Seal, Inc. 7.375%, due 12/15/26	12,250,000	12,219,375
Graphic Packaging International, Inc. 9.500%, due 08/15/13(b)	7,504,000	7,691,600
Owens-Brockway Glass Container, Inc. 6.750%, due 12/01/14	1,800,000	1,840,500
Sealed Air Corp. 7.875%, due 06/15/17	2,500,000	2,752,747

Security Description	Par Amount	Value

Containers & Packaging - continued
Solo Cup Co. 8.500%, due 02/15/14(b)	$1,450,000	$1,312,250
10.500%, due 11/01/13(b)	1,500,000	1,575,000
Vitro S.A.B. de C.V. 9.125%, due 02/01/17(c)	5,500,000	3,382,500

		46,204,347

Distributors - 0.3%
Scotts Miracle-Gro Co. (The) 6.625%, due 12/15/20 (144A)(a)	5,600,000	5,628,000

Diversified Financial Services - 4.1%
Asciano Finance, Ltd. 4.625%, due 09/23/20 (144A)(a)	2,250,000	2,090,646
Bank of America Corp. 5.750%, due 12/01/17	2,650,000	2,761,578
Cantor Fitzgerald LP 7.875%, due 10/15/19 (144A)(a)(b)	2,550,000	2,630,192
Capital One Capital VI 8.875%, due 05/15/40	5,000,000	5,218,750
CEDC Finance Corp. International, Inc. 9.125%, due 12/01/16 (144A)(a)	2,650,000	2,828,875
Cemex Finance LLC 9.500%, due 12/14/16 (144A)(a)(b)	1,025,000	1,061,397
FMR LLC 5.350%, due 11/15/21 (144A)(a)	3,100,000	3,088,115
Goodman Funding Pty, Ltd. 6.375%, due 11/12/20 (144A)(a)	3,000,000	2,882,607
Hughes Network Systems LLC/HNS Finance Corp. 9.500%, due 04/15/14	6,175,000	6,398,844
International Lease Finance Corp. 8.625%, due 09/15/15 (144A)(a)(b)	2,700,000	2,909,250
8.750%, due 03/15/17 (144A)(a)	4,400,000	4,730,000
7.125%, due 09/01/18 (144A)(a)	1,450,000	1,547,875
8.250%, due 12/15/20	975,000	1,005,469
JPMorgan Chase & Co. 6.000%, due 01/15/18	3,500,000	3,914,277
Series 1 7.900%, due 04/29/49(d)	1,650,000	1,759,842

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Diversified Financial Services - continued
KKR Group Finance Co. 6.375%, due 09/29/20 (144A)(a)	$2,600,000	$2,593,531
Lazard Group LLC 7.125%, due 05/15/15	4,300,000	4,634,566
Morgan Stanley 6.000%, due 04/28/15(b)	4,000,000	4,336,140
Nuveen Investments, Inc. 10.500%, due 11/15/15	7,750,000	7,963,125
PHH Corp. 9.250%, due 03/01/16 (144A)(a)	1,360,000	1,441,600
Pinafore LLC 9.000%, due 10/01/18 (144A)(a)	2,000,000	2,180,000
Reynolds Group Issuer, Inc. 7.750%, due 10/15/16 (144A)(a)	4,825,000	5,126,562
8.500%, due 05/15/18 (144A)(a)	2,800,000	2,842,000
9.000%, due 04/15/19 (144A)(a)	1,550,000	1,613,938
Sensus Metering Systems, Inc. 8.625%, due 12/15/13	4,000,000	4,080,000
Washington Mutual Bank/Henderson NV 6.875%, due 06/15/11(c)	6,000,000	22,500
ZFS Finance USA Trust V 6.500%, due 05/09/37 (144A)(a)(d)	630,000	617,400

		82,279,079

Diversified Telecommunication Services - 3.3%
CenturyLink, Inc., Series Q 6.150%, due 09/15/19(b)	6,000,000	6,079,309
Ceridian Corp. 11.250%, due 11/15/15(b)	3,825,000	3,805,875
Digicel Group, Ltd. 10.500%, due 04/15/18 (144A)(a)(b)	3,500,000	3,898,125
Inmarsat Finance plc 7.375%, due 12/01/17 (144A)(a)	2,500,000	2,637,500
NII Capital Corp. 10.000%, due 08/15/16	3,500,000	3,893,750
8.875%, due 12/15/19	3,575,000	3,869,938
Qtel International Finance, Ltd. 4.750%, due 02/16/21 (144A)(a)	1,350,000	1,293,084

Security Description	Par Amount	Value

Diversified Telecommunication Services - continued
Qwest Communications International, Inc. 8.000%, due 10/01/15	$2,900,000	$3,132,000
Sprint Capital Corp. 6.900%, due 05/01/19(b)	10,500,000	10,421,250
Telefonica Emisiones SAU 7.045%, due 06/20/36	2,000,000	2,052,456
Valor Telecommunications Enterprises Finance Corp. 7.750%, due 02/15/15	2,325,000	2,398,819
Virgin Media Finance plc 9.500%, due 08/15/16	2,600,000	2,941,250
8.375%, due 10/15/19(b)	3,000,000	3,294,375
Wind Acquisition Finance SA 11.750%, due 07/15/17 (144A)(a)(b)	4,225,000	4,784,812
7.250%, due 02/15/18 (144A)(a)	3,500,000	3,570,000
Windstream Corp. 7.000%, due 03/15/19	7,425,000	7,350,750

		65,423,293

Electric Utilities - 1.9%
Black Hills Corp. 5.875%, due 07/15/20	2,000,000	2,080,874
Commonwealth Edison Co. 5.800%, due 03/15/18	4,000,000	4,491,720
Duquesne Light Holdings, Inc. 6.400%, due 09/15/20 (144A)(a)	5,000,000	4,971,640
Edison Mission Energy 7.750%, due 06/15/16(b)	1,650,000	1,427,250
7.000%, due 05/15/17(b)	2,825,000	2,252,937
EDP Finance B.V. 6.000%, due 02/02/18 (144A)(a)	250,000	233,998
4.900%, due 10/01/19 (144A)(a)	645,000	550,760
Mirant Americas Generation LLC 9.125%, due 05/01/31	7,075,000	7,004,250
Nisource Finance Corp. 6.150%, due 03/01/13	2,180,000	2,379,383
Northern States Power/Minnesota 5.250%, due 03/01/18(b)	2,000,000	2,209,366
Peco Energy Co. 5.350%, due 03/01/18(b)	3,125,000	3,471,706
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 10.250%, due 11/01/15(b)	12,000,000	6,840,000

		37,913,884

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Electrical Equipment - 1.2%
Baldor Electric Co. 8.625%, due 02/15/17	$9,750,000	$10,968,750
Belden, Inc. 7.000%, due 03/15/17	4,250,000	4,324,375
9.250%, due 06/15/19	2,300,000	2,532,875
Emerson Electric Co. 5.250%, due 10/15/18	3,500,000	3,894,201
Roper Industries, Inc. 6.250%, due 09/01/19(b)	2,175,000	2,411,440

		24,131,641

Electronic Equipment, Instruments & Components - 0.2%
NXP B.V./NXP Funding LLC 9.500%, due 10/15/15(b)	2,000,000	2,145,000
9.750%, due 08/01/18 (144A)(a)	1,825,000	2,069,094

		4,214,094

Energy Equipment & Services - 1.4%
Alta Wind Holdings LLC 7.000%, due 06/30/35 (144A)(a)	2,400,000	2,567,460
Cameron International Corp. 6.375%, due 07/15/18(b)	1,920,000	2,132,634
Complete Production Services, Inc. 8.000%, due 12/15/16	4,000,000	4,160,000
Dresser-Rand Group, Inc. 7.375%, due 11/01/14	4,750,000	4,892,500
Key Energy Services, Inc. 8.375%, due 12/01/14(b)	2,900,000	3,074,000
Murray Energy Corp. 10.250%, due 10/15/15 (144A)(a)	2,500,000	2,637,500
Precision Drilling Corp. 6.625%, due 11/15/20 (144A)(a)	1,400,000	1,428,000
SEACOR Holdings, Inc. 7.375%, due 10/01/19	4,150,000	4,311,539
Trinidad Drilling, Ltd. 7.875%, due 01/15/19 (144A)(a)(b)	1,600,000	1,648,850

		26,852,483

Entertainment & Leisure - 1.3%
Downstream Development Authority 12.000%, due 10/15/15 (144A)(a)	2,000,000	1,982,500
Mohegan Tribal Gaming Authority 11.500%, due 11/01/17 (144A)(a)(b)	5,200,000	4,823,000

Security Description	Par Amount	Value

Entertainment & Leisure - continued
MU Finance plc 8.375%, due 02/01/17 (144A)(a)	$4,500,000	$4,522,500
Peninsula Gaming LLC 8.375%, due 08/15/15	975,000	1,029,844
Universal City Development Partners 8.875%, due 11/15/15	1,950,000	2,081,625
10.875%, due 11/15/16(b)	1,500,000	1,646,250
WMG Acquisition Corp. 7.375%, due 04/15/14(b)	2,000,000	1,930,000
9.500%, due 06/15/16(b)	7,000,000	7,542,500

		25,558,219

Food & Staples Retailing - 0.6%
Ingles Markets, Inc. 8.875%, due 05/15/17	4,000,000	4,300,000
Rite Aid Corp. 10.250%, due 10/15/19(b)	1,650,000	1,722,188
Stater Bros. Holdings, Inc. 7.375%, due 11/15/18 (144A)(a)	3,000,000	3,090,000
Supervalu, Inc. 7.500%, due 11/15/14(b)	2,100,000	2,037,000

		11,149,188

Food Products - 1.9%
Bumble Bee Acquisition Corp. 9.000%, due 12/15/17 (144A)(a)	1,750,000	1,828,750
Bumble Bee Foods LLC 7.750%, due 12/15/15	4,398,000	5,051,675
Corn Products International, Inc. 4.625%, due 11/01/20	1,825,000	1,798,802
Darling International, Inc. 8.500%, due 12/15/18 (144A)(a)	2,100,000	2,199,750
Del Monte Corp. 7.500%, due 10/15/19	1,700,000	1,991,125
Dole Food Co., Inc. 8.750%, due 07/15/13(b)	7,975,000	8,563,156
General Mills, Inc. 5.200%, due 03/17/15	4,000,000	4,420,080
H.J. Heinz Co. 5.350%, due 07/15/13	3,000,000	3,291,201
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp. 9.250%, due 04/01/15(b)	1,800,000	1,883,250
10.625%, due 04/01/17(b)	1,225,000	1,316,875
8.250%, due 09/01/17	1,500,000	1,541,250

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Food Products - continued
Viterra, Inc. 5.950%, due 08/01/20 (144A)(a)	$4,250,000	$4,151,752

		38,037,666

Gas Utilities - 0.8%
Ferrellgas LP 6.500%, due 05/01/21 (144A)(a)	2,500,000	2,443,750
Ferrellgas Partners LP 8.625%, due 06/15/20	2,500,000	2,700,000
National Fuel Gas Co. 6.500%, due 04/15/18	7,200,000	7,898,162
8.750%, due 05/01/19	1,750,000	2,120,830
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, due 03/15/20(b)	1,475,000	1,581,938

		16,744,680

Health Care Equipment & Supplies - 0.9%
Bausch & Lomb, Inc. 9.875%, due 11/01/15(b)	6,500,000	6,987,500
Biomet, Inc. 10.000%, due 10/15/17(b)	6,500,000	7,133,750
VWR Funding, Inc., Series B 10.250%, due 07/15/15(b)(e)	4,225,000	4,457,375

		18,578,625

Health Care Providers & Services - 3.5%
Capella Healthcare, Inc. 9.250%, due 07/01/17 (144A)(a)	3,000,000	3,187,500
Centene Corp. 7.250%, due 04/01/14	4,825,000	4,993,875
Community Health Systems, Inc. 8.875%, due 07/15/15	10,000,000	10,525,000
HCA Holdings, Inc. 6.375%, due 01/15/15(b)	2,000,000	1,975,000
9.125%, due 11/15/14(b)	11,500,000	12,089,375
9.875%, due 02/15/17	1,175,000	1,298,375
7.875%, due 02/15/20	2,100,000	2,257,500
7.750%, due 05/15/21 (144A)(a)(b)	2,600,000	2,606,500
HealthSouth Corp. 8.125%, due 02/15/20(b)	5,250,000	5,670,000
National Mentor Holdings, Inc. 11.250%, due 07/01/14	935,000	953,700
Select Medical Corp. 7.625%, due 02/01/15(b)	4,100,000	4,120,500

Security Description	Par Amount	Value

Health Care Providers & Services - continued
Tenet Healthcare Corp. 9.250%, due 02/01/15(b)	$2,500,000	$2,675,000
8.875%, due 07/01/19	1,250,000	1,418,750
UHS Escrow Corp. 7.000%, due 10/01/18 (144A)(a)	600,000	619,500
United Surgical Partners International, Inc. 8.875%, due 05/01/17	5,000,000	5,175,000
UnitedHealth Group, Inc. 4.875%, due 04/01/13(b)	2,269,000	2,425,829
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.000%, due 02/01/18(b)	6,750,000	6,952,500

		68,943,904

Hotels, Restaurants & Leisure - 4.7%
AMC Entertainment, Inc. 8.000%, due 03/01/14(b)	1,700,000	1,725,500
Ameristar Casinos, Inc. 9.250%, due 06/01/14	1,925,000	2,069,375
Boyd Gaming Corp. 7.125%, due 02/01/16(b)	4,750,000	4,286,875
Caesars Entertainment Operating Co., Inc. 12.750%, due 04/15/18 (144A)(a)	4,500,000	4,635,000
DineEquity, Inc. 9.500%, due 10/30/18 (144A)(a)	5,500,000	5,857,500
Dunkin Finance Corp. 9.625%, due 12/01/18 (144A)(a)(b)	3,500,000	3,552,500
Gaylord Entertainment Co. 6.750%, due 11/15/14(b)	2,400,000	2,376,000
Great Canadian Gaming Corp. 7.250%, due 02/15/15 (144A)(a)	4,600,000	4,726,500
Hyatt Hotels Corp. 5.750%, due 08/15/15 (144A)(a)	3,000,000	3,141,006
International Game Technology 7.500%, due 06/15/19	1,200,000	1,352,945
Isle of Capri Casinos, Inc. 7.000%, due 03/01/14(b)	5,000,000	4,925,000
Las Vegas Sands Corp. 6.375%, due 02/15/15(b)	2,000,000	2,052,500
Marina District Finance Co., Inc. 9.875%, due 08/15/18 (144A)(a)(b)	4,500,000	4,455,000

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Hotels, Restaurants & Leisure - continued
McDonald’s Corp. 5.000%, due 02/01/19	$4,100,000	$4,491,263
MCE Finance, Ltd. 10.250%, due 05/15/18	2,500,000	2,878,125
MGM Resorts International 6.750%, due 04/01/13(b)	3,500,000	3,496,500
9.000%, due 03/15/20 (144A)(a)(b)	1,100,000	1,210,000
Midwest Gaming Borrower LLC/Midwest Finance Corp. 11.625%, due 04/15/16 (144A)(a)(b)	1,500,000	1,560,000
NCL Corp., Ltd. 9.500%, due 11/15/18 (144A)(a)	2,200,000	2,285,250
River Rock Entertainment Authority 9.750%, due 11/01/11(b)	4,850,000	4,352,875
Scientific Games International, Inc. 9.250%, due 06/15/19(b)	2,550,000	2,645,625
Seminole Indian Tribe of Florida 7.750%, due 10/01/17 (144A)(a)	5,000,000	5,187,500
Snoqualmie Entertainment Authority 9.125%, due 02/01/15 (144A)(a)	4,225,000	4,034,875
Speedway Motorsports, Inc. 8.750%, due 06/01/16	3,500,000	3,788,750
Starwood Hotels & Resorts Worldwide, Inc. 6.750%, due 05/15/18	900,000	990,000
Station Casinos, Inc. 6.500%, due 02/01/14(c)	4,500,000	450
Turning Stone Casino Resort Enterprise 9.125%, due 09/15/14 (144A)(a)	2,350,000	2,423,437
Wendy’s/Arby’s Restaurants LLC 10.000%, due 07/15/16	4,000,000	4,360,000
Wyndham Worldwide Corp. 5.750%, due 02/01/18	750,000	763,727
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, due 11/01/17(b)	3,750,000	4,059,375

		93,683,453

Household Durables - 1.0%
Diversey, Inc. 8.250%, due 11/15/19	2,500,000	2,725,000
Jarden Corp. 6.125%, due 11/15/22(b)	2,500,000	2,396,875

Security Description	Par Amount	Value

Household Durables - continued
K. Hovnanian Enterprises, Inc. 10.625%, due 10/15/16(b)	$2,050,000	$2,111,500
KB Home 9.100%, due 09/15/17	4,125,000	4,393,125
Lennar Corp., Series B 12.250%, due 06/01/17	3,600,000	4,356,000
Whirlpool Corp. 8.600%, due 05/01/14	3,177,000	3,666,074

		19,648,574

Household Products - 0.0%
Church & Dwight Co., Inc. 3.350%, due 12/15/15	700,000	703,003

Independent Power Producers & Energy Traders - 0.9%
AES Corp. (The) 8.000%, due 10/15/17	6,000,000	6,375,000
GenOn Energy, Inc. 6.750%, due 12/15/14	1,571,000	1,610,275
NRG Energy, Inc. 7.250%, due 02/01/14(b)	3,500,000	3,578,750
PSEG Power LLC 5.320%, due 09/15/16	5,000,000	5,477,765

		17,041,790

Insurance - 1.1%
American General Finance Corp., Series J 6.900%, due 12/15/17	4,325,000	3,514,063
AXA S.A. 6.379%, due 12/14/49 (144A)(a)(d)	2,325,000	2,124,469
Fidelity National Financial, Inc. 6.600%, due 05/15/17(b)	3,700,000	3,696,418
HUB International Holdings, Inc. 9.000%, due 12/15/14 (144A)(a)	3,200,000	3,256,000
Liberty Mutual Group, Inc. 10.750%, due 06/15/58 (144A)(a)(d)	3,150,000	3,843,000
USI Holdings Corp. 4.161%, due 11/15/14 (144A)(a)(d)	3,950,000	3,476,000
Willis North America, Inc. 7.000%, due 09/29/19	2,425,000	2,531,622

		22,441,572

Internet & Catalog Retail - 0.2%
Expedia, Inc. 8.500%, due 07/01/16	3,125,000	3,437,500

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Internet Software & Services - 0.1%
Equinix, Inc. 8.125%, due 03/01/18(b)	$2,700,000	$2,835,000

IT Services - 0.2%
Fidelity National Information Services, Inc. 7.625%, due 07/15/17 (144A)(a)	1,150,000	1,216,125
ManTech International Corp. 7.250%, due 04/15/18	2,900,000	3,045,000
Unisys Corp. 14.250%, due 09/15/15 (144A)(a)	481,000	575,998

		4,837,123

Leisure Equipment & Products - 0.1%
Equinox Holdings, Inc. 9.500%, due 02/01/16 (144A)(a)(b)	1,000,000	1,061,250
Mattel, Inc. 4.350%, due 10/01/20(b)	600,000	582,562

		1,643,812

Life Sciences Tools & Services - 0.2%
Bio-Rad Laboratories, Inc. 8.000%, due 09/15/16(b)	2,000,000	2,180,000
Life Technologies Corp. 6.000%, due 03/01/20	1,250,000	1,341,290

		3,521,290

Machinery - 2.1%
Actuant Corp. 6.875%, due 06/15/17	3,475,000	3,570,562
Altra Holdings, Inc. 8.125%, due 12/01/16(b)	4,250,000	4,526,250
IDEX Corp. 4.500%, due 12/15/20	2,250,000	2,210,094
Manitowoc Co., Inc. (The)
9.500%, due 02/15/18(b)	4,500,000	4,927,500
8.500%, due 11/01/20(b)	2,000,000	2,135,000
Mueller Water Products, Inc. 7.375%, due 06/01/17(b)	5,550,000	5,383,500
Navistar International Corp. 8.250%, due 11/01/21(b)	4,800,000	5,184,000
Oshkosh Corp. 8.500%, due 03/01/20	1,625,000	1,791,563
SPX Corp. 6.875%, due 09/01/17 (144A)(a)	4,900,000	5,230,750
Timken Co. (The) 6.000%, due 09/15/14	2,650,000	2,919,502

Security Description	Par Amount	Value

Machinery - continued
Valmont Industries, Inc. 6.625%, due 04/20/20	$3,500,000	$3,665,019

		41,543,740

Manufacturing - 0.7%
Amsted Industries, Inc. 8.125%, due 03/15/18 (144A)(a)	3,400,000	3,625,250
Park-Ohio Industries, Inc. 8.375%, due 11/15/14	2,700,000	2,754,000
RBS Global, Inc./Rexnord Corp. 8.500%, due 05/01/18(b)	7,000,000	7,472,500

		13,851,750

Media - 5.1%
Affinion Group, Inc. 11.500%, due 10/15/15	4,300,000	4,493,500
Allbritton Communications Co. 8.000%, due 05/15/18	2,900,000	2,943,500
Belo Corp. 8.000%, due 11/15/16	1,200,000	1,299,000
Cablevision Systems Corp. 8.000%, due 12/15/18 (144A)(a)	4,000,000	4,140,000
CCH II LLC/CCH II Capital Corp. 13.500%, due 11/30/16(b)	1,862,780	2,230,679
CCO Holdings LLC/CCO Holdings Capital Corp. 8.125%, due 04/30/20(b)	4,900,000	5,181,750
Cinemark USA, Inc. 8.625%, due 06/15/19(b)	3,300,000	3,588,750
Citadel Broadcasting Corp. 7.750%, due 12/15/18 (144A)(a)	2,700,000	2,814,750
DirecTV Holdings LLC/DirecTV Financing Co. 6.375%, due 06/15/15(b)	8,000,000	8,310,000
Discovery Communications LLC 5.625%, due 08/15/19	2,325,000	2,555,991
EchoStar DBS Corp. 7.125%, due 02/01/16	6,000,000	6,225,000
Entravision Communications Corp. 8.750%, due 08/01/17 (144A)(a)	1,750,000	1,855,000
Fox Acquisition Subordinated LLC 13.375%, due 07/15/16 (144A)(a)	1,150,000	1,265,000
Gray Television, Inc. 10.500%, due 06/29/15(b)	2,500,000	2,531,250

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Media - continued
Grupo Televisa S.A. 6.000%, due 05/15/18(b)	$1,050,000	$1,160,332
Interpublic Group of Cos., Inc.
6.250%, due 11/15/14	5,500,000	5,960,625
10.000%, due 07/15/17(b)	1,400,000	1,645,000
Lamar Media Corp. 7.875%, due 04/15/18(b)	2,500,000	2,668,750
LIN Television Corp.
6.500%, due 05/15/13(b)	5,000,000	5,037,500
8.375%, due 04/15/18(b)	2,000,000	2,130,000
Mediacom Broadband LLC 8.500%, due 10/15/15(b)	3,275,000	3,307,750
Mediacom LLC/Mediacom Capital Corp. 9.125%, due 08/15/19(b)	6,350,000	6,508,750
Nielsen Finance LLC/Nielsen Finance Co.
0.000%/12.500%, due 08/01/16(b)(f)	6,000,000	6,330,000
7.750%, due 10/15/18 (144A)(a)	1,300,000	1,352,000
ProQuest LLC 9.000%, due 10/15/18 (144A)(a)	3,275,000	3,389,625
Salem Communications Corp. 9.625%, due 12/15/16	1,876,000	1,997,940
Sinclair Television Group, Inc. 9.250%, due 11/01/17 (144A)(a)	2,000,000	2,175,000
Time Warner Cable, Inc. 4.125%, due 02/15/21	4,000,000	3,813,928
Univision Communications, Inc.
9.750%, due 03/15/15 (144A)(a)(b)(e)	3,053,993	3,313,582
8.500%, due 05/15/21 (144A)(a)(b)	1,750,000	1,789,375

		102,014,327

Metals & Mining - 3.4%
AK Steel Corp. 7.625%, due 05/15/20(b)	1,100,000	1,108,250
Algoma Acquisition Corp. 9.875%, due 06/15/15 (144A)(a)	4,680,000	4,235,400
Allegheny Ludlum Corp. 6.950%, due 12/15/25	3,700,000	3,866,470
Anglo American Capital plc 9.375%, due 04/08/14 (144A)(a)	2,000,000	2,409,686

Security Description	Par Amount	Value

Metals & Mining - continued
Arch Coal, Inc. 8.750%, due 08/01/16(b)	$2,600,000	$2,847,000
7.250%, due 10/01/20	600,000	636,000
Atkore International, Inc. 9.875%, due 01/01/18 (144A)(a)	2,300,000	2,403,500
Chichester Metals Pty, Ltd. 7.000%, due 11/01/15 (144A)(a)	5,250,000	5,407,500
6.875%, due 02/01/18 (144A)(a)	4,450,000	4,450,000
Cliffs Natural Resources, Inc. 5.900%, due 03/15/20(b)	3,500,000	3,693,928
Essar Steel Algoma, Inc. 9.375%, due 03/15/15 (144A)(a)	2,400,000	2,412,000
Foundation Pennsylvania Coal Co. 7.250%, due 08/01/14	5,000,000	5,112,500
Freeport McMoRan Copper & Gold, Inc. 8.375%, due 04/01/17	7,000,000	7,753,249
Gold Fields Orogen Holding BVI, Ltd. 4.875%, due 10/07/20 (144A)(a)	3,400,000	3,148,753
Noranda Aluminium Acquisition Corp. 5.193%, due 05/15/15(b)(d)(e)	3,957,240	3,596,142
Novelis, Inc. 8.750%, due 12/15/20 (144A)(a)(b)	2,350,000	2,449,875
Peabody Energy Corp. 5.875%, due 04/15/16(b)	3,750,000	3,787,500
7.375%, due 11/01/16(b)	3,250,000	3,623,750
Steel Dynamics, Inc. 7.625%, due 03/15/20 (144A)(a)	2,500,000	2,687,500
Teck Resources, Ltd. 10.750%, due 05/15/19	2,200,000	2,864,220

		68,493,223

Multiline Retail - 0.9%
JC Penney Corp., Inc. 7.950%, due 04/01/17	2,250,000	2,463,750
Macy’s Retail Holdings, Inc. 8.375%, due 07/15/15(b)	2,500,000	2,937,500
5.900%, due 12/01/16	5,000,000	5,362,500
6.375%, due 03/15/37	1,250,000	1,231,250
QVC, Inc. 7.125%, due 04/15/17 (144A)(a)(b)	2,500,000	2,618,750

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Multiline Retail - continued
7.375%, due 10/15/20 (144A)(a)	$3,500,000	$3,666,250

		18,280,000

Oil, Gas & Consumable Fuels - 8.9%
Berry Petroleum Co. 6.750%, due 11/01/20(b)	4,725,000	4,760,437
Brigham Exploration Co. 8.750%, due 10/01/18 (144A)(a)	2,300,000	2,484,000
Chesapeake Energy Corp. 7.250%, due 12/15/18(b)	7,900,000	8,216,000
6.625%, due 08/15/20(b)	4,100,000	4,059,000
Cimarex Energy Co. 7.125%, due 05/01/17	7,950,000	8,287,875
Colorado Interstate Gas Co. 6.800%, due 11/15/15(b)	2,107,000	2,437,852
Concho Resources, Inc. 8.625%, due 10/01/17	1,250,000	1,368,750
7.000%, due 01/15/21	5,175,000	5,317,312
CONSOL Energy, Inc. 8.250%, due 04/01/20 (144A)(a)	3,500,000	3,797,500
Continental Resources, Inc. 8.250%, due 10/01/19	6,500,000	7,247,500
7.375%, due 10/01/20	1,750,000	1,863,750
Dynegy Holdings, Inc. 8.375%, due 05/01/16(b)	7,000,000	5,267,500
7.750%, due 06/01/19(b)	3,925,000	2,639,563
El Paso Corp. 7.000%, due 06/15/17	7,000,000	7,422,205
6.500%, due 09/15/20 (144A)(a)	3,200,000	3,232,000
El Paso Natural Gas Co. 5.950%, due 04/15/17	4,000,000	4,310,552
Forest Oil Corp. 8.500%, due 02/15/14	2,575,000	2,826,062
7.250%, due 06/15/19(b)	7,500,000	7,650,000
KCS Energy, Inc. 7.125%, due 04/01/12	2,500,000	2,512,500
Kerr-McGee Corp. 6.950%, due 07/01/24	6,850,000	7,462,411
Kinder Morgan Finance Co. LLC 6.000%, due 01/15/18 (144A)(a)	3,500,000	3,482,500
Linn Energy LLC/Linn Energy Finance Corp. 7.750%, due 02/01/21 (144A)(a)(b)	5,000,000	5,150,000

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 8.750%, due 04/15/18	$4,400,000	$4,785,000
6.750%, due 11/01/20	3,000,000	3,015,000
Nabors Industries, Inc. 6.150%, due 02/15/18(b)	4,000,000	4,275,580
Newfield Exploration Co. 7.125%, due 05/15/18	3,950,000	4,177,125
Northwest Pipeline Corp. 7.000%, due 06/15/16	2,500,000	2,963,477
6.050%, due 06/15/18	900,000	1,019,114
Pan American Energy LLC 7.875%, due 05/07/21 (144A)(a)(b)	3,000,000	3,202,500
Panhandle Eastern Pipeline Co. 7.000%, due 06/15/18(b)	1,850,000	2,055,966
Patriot Coal Corp. 8.250%, due 04/30/18(b)	3,500,000	3,587,500
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. 8.250%, due 04/15/18	4,000,000	4,140,000
Petrobras International Finance Co. 5.875%, due 03/01/18(b)	2,500,000	2,674,545
Pioneer Natural Resources Co., Series A 7.200%, due 01/15/28	1,510,000	1,585,508
QEP Resources, Inc. 6.800%, due 03/01/20	1,450,000	1,433,827
6.875%, due 03/01/21	2,500,000	2,637,500
Quicksilver Resources, Inc. 8.250%, due 08/01/15	7,000,000	7,297,500
Range Resources Corp. 7.250%, due 05/01/18	2,525,000	2,676,500
8.000%, due 05/15/19	4,125,000	4,511,719
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.500%, due 09/30/14 (144A)(a)	1,500,000	1,623,012
Tennessee Gas Pipeline Co. 7.500%, due 04/01/17	3,500,000	4,041,149
Tesoro Corp. 9.750%, due 06/01/19(b)	2,000,000	2,225,000
Whiting Petroleum Corp. 6.500%, due 10/01/18	2,000,000	2,030,000
Williams Cos., Inc. (The) 7.875%, due 09/01/21	3,500,000	4,138,918
Williams Partners LP 5.250%, due 03/15/20	2,300,000	2,388,522

See accompanying notes to financial statements.

14

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
Williams Partners LP/Williams Partners Finance Corp. 7.250%, due 02/01/17	$3,500,000	$4,073,909

		178,354,140

Paper & Forest Products - 0.9%
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, due 11/01/17	2,500,000	2,743,750
Georgia - Pacific LLC 8.250%, due 05/01/16 (144A)(a)(b)	3,000,000	3,401,250
5.400%, due 11/01/20 (144A)(a)	1,250,000	1,238,178
Graham Packaging Co. LP/GPC Capital Corp. I 8.250%, due 01/01/17 - 10/01/18	4,500,000	4,727,500
NewPage Corp. 11.375%, due 12/31/14(b)	2,375,000	2,244,375
Sino-Forest Corp. 6.250%, due 10/21/17 (144A)(a)(b)	1,000,000	1,013,750
Weyerhaeuser Co. 7.375%, due 10/01/19	1,600,000	1,750,814

		17,119,617

Personal Products - 0.6%
Elizabeth Arden, Inc. 7.750%, due 01/15/14(b)	9,300,000	9,480,188
Mead Johnson Nutrition Co. 4.900%, due 11/01/19(b)	3,000,000	3,170,268

		12,650,456

Pharmaceuticals - 0.9%
Axcan Intermediate Holdings, Inc. 12.750%, due 03/01/16	3,500,000	3,613,750
Mylan, Inc. 7.625%, due 07/15/17 (144A)(a)	1,200,000	1,282,500
7.875%, due 07/15/20 (144A)(a)	2,200,000	2,381,500
Novartis Securities Investment, Ltd. 5.125%, due 02/10/19	2,450,000	2,714,318
Warner Chilcott Co. LLC 7.750%, due 09/15/18 (144A)(a)	7,320,000	7,429,800

		17,421,868

Security Description	Par Amount	Value

Professional Services - 0.1%
FTI Consulting, Inc. 6.750%, due 10/01/20 (144A)(a)	$1,900,000	$1,895,250

Real Estate Investment Trusts - 1.2%
Developers Diversified Realty Corp. 7.875%, due 09/01/20	2,625,000	2,944,701
DuPont Fabros Technology LP 8.500%, due 12/15/17	2,700,000	2,902,500
Felcor Lodging LP 10.000%, due 10/01/14(b)	1,550,000	1,743,750
Health Care REIT, Inc. 6.125%, due 04/15/20	2,000,000	2,109,062
Host Marriott LP 6.375%, due 03/15/15	3,000,000	3,060,000
Kilroy Realty Corp. 5.000%, due 11/03/15	2,000,000	1,987,604
Omega Healthcare Investors, Inc. 7.500%, due 02/15/20(b)	1,700,000	1,795,625
6.750%, due 10/15/22 (144A)(a)	1,225,000	1,217,344
ProLogis 5.625%, due 11/15/16	1,129,000	1,161,764
6.875%, due 03/15/20(b)	4,000,000	4,254,168
Ventas, Inc. 3.125%, due 11/30/15(b)	900,000	868,110

		24,044,628

Semiconductors & Semiconductor Equipment - 0.8%
Advanced Micro Devices, Inc. 8.125%, due 12/15/17(b)	2,000,000	2,130,000
7.750%, due 08/01/20 (144A)(a)(b)	3,800,000	3,961,500
Freescale Semiconductor, Inc. 9.250%, due 04/15/18 (144A)(a)	2,000,000	2,210,000
10.750%, due 08/01/20 (144A)(a)(b)	4,700,000	5,146,500
KLA-Tencor Corp. 6.900%, due 05/01/18	2,675,000	2,946,785

		16,394,785

Software - 0.7%
First Data Corp. 9.875%, due 09/24/15(b)	464,000	444,280
8.250%, due 01/15/21 (144A)(a)(b)	2,067,000	1,994,655
12.625%, due 01/15/21 (144A)(a)(b)	2,067,000	1,984,320

See accompanying notes to financial statements.

15

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Software - continued
Open Solutions, Inc. 9.750%, due 02/01/15 (144A)(a)(b)	$3,500,000	$2,458,750
Serena Software, Inc. 10.375%, due 03/15/16	2,425,000	2,491,687
Vangent, Inc. 9.625%, due 02/15/15	5,000,000	4,550,000

		13,923,692

Specialty Retail - 1.4%
Brookstone, Inc. 13.000%, due 10/15/14 (144A)(a)	3,089,000	2,865,047
Inergy LP/Inergy Finance Corp. 8.250%, due 03/01/16	7,250,000	7,594,375
8.750%, due 03/01/15	350,000	374,500
Limited Brands, Inc. 8.500%, due 06/15/19	1,250,000	1,434,375
7.000%, due 05/01/20(b)	4,275,000	4,531,500
7.600%, due 07/15/37	1,500,000	1,477,500
PETCO Animal Supplies, Inc. 9.250%, due 12/01/18 (144A)(a)	1,650,000	1,746,938
Toys R Us Property Co. I LLC 10.750%, due 07/15/17(b)	4,900,000	5,610,500
Toys R Us Property Co. II LLC 8.500%, due 12/01/17(b)	2,550,000	2,754,000

		28,388,735

Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands, Inc. 6.375%, due 12/15/20 (144A)(a)	2,650,000	2,530,750
INVISTA, Inc. 9.250%, due 05/01/12 (144A)(a)	1,244,000	1,268,880
Levi Strauss & Co. 8.875%, due 04/01/16	3,000,000	3,180,000
7.625%, due 05/15/20(b)	2,000,000	2,075,000
Quiksilver, Inc. 6.875%, due 04/15/15	2,000,000	1,965,000

		11,019,630

Thrifts & Mortgage Finance - 0.2%
Provident Funding Associates 10.250%, due 04/15/17 (144A)(a)	3,550,000	3,700,875

Trading Companies & Distributors - 0.2%
Interline Brands, Inc. 7.000%, due 11/15/18 (144A)(a)	3,000,000	3,060,000

Security Description	Par Amount	Value

Transportation - 0.4%
Commercial Barge Line Co. 12.500%, due 07/15/17	$2,075,000	$2,407,000
Travelport LLC 9.875%, due 09/01/14	2,500,000	2,446,875
9.000%, due 03/01/16(b)	4,000,000	3,895,000

		8,748,875

Utilities - 0.1%
Coso Geothermal Power Holdings 7.000%, due 07/15/26 (144A)(a)	3,064,027	2,656,876

Wireless Telecommunication Services - 2.4%
Buccaneer Merger Sub, Inc. 9.125%, due 01/15/19 (144A)(a)	2,550,000	2,629,687
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.750%, due 05/01/17 (144A)(a)(b)	6,000,000	6,585,000
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000%, due 12/01/17 (144A)(a)(b)	950,000	985,625
Intelsat Bermuda S.A. 11.250%, due 02/04/17	8,750,000	9,581,250
iPCS, Inc. 3.537%, due 05/01/14(d)(e)	4,142,777	3,997,780
MetroPCS Wireless, Inc. 7.875%, due 09/01/18(b)	4,600,000	4,795,500
6.625%, due 11/15/20(b)	6,950,000	6,637,250
SBA Telecommunications, Inc. 8.250%, due 08/15/19	3,000,000	3,292,500
Sprint Nextel Corp. 8.375%, due 08/15/17(b)	4,650,000	5,010,375
Telemar Norte Leste S.A. 5.500%, due 10/23/20 (144A)(a)(b)	2,095,000	2,027,961
Telemovil Finance Co., Ltd. 8.000%, due 10/01/17 (144A)(a)(b)	2,700,000	2,791,257

		48,334,185

Total Domestic Bonds & Debt Securities (Cost $1,508,623,354)		1,567,712,506

Convertible Bonds - 11.7%
Airlines - 0.3%
AMR Corp. 6.250%, due 10/15/14	1,400,000	1,592,500

See accompanying notes to financial statements.

16

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Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Airlines - continued
United Continental Holdings, Inc. 4.500%, due 06/30/21	$4,000,000	$4,161,400

		5,753,900

Automobiles - 0.4%
Ford Motor Co. 4.250%, due 11/15/16	3,850,000	7,711,550

Beverages - 0.5%
Central European Distribution Corp. 3.000%, due 03/15/13(b)	3,663,000	3,415,748
Molson Coors Brewing Co. 2.500%, due 07/30/13(b)	5,000,000	5,812,500

		9,228,248

Biotechnology - 1.6%
Amgen, Inc. 0.125%, due 02/01/11(b)	4,000,000	4,015,000
BioMarin Pharmaceutical, Inc. 2.500%, due 03/29/13	3,500,000	5,967,500
Cephalon, Inc. 2.000%, due 06/01/15	1,000,000	1,408,750
Decode Genetics, Inc. 3.500%, due 04/15/11(c)	1,666,000	16,660
Fisher Scientific International, Inc. 3.250%, due 03/01/24(b)	2,125,000	2,977,656
Gilead Sciences, Inc. 0.625%, due 05/01/13(b)	5,000,000	5,537,500
Human Genome Sciences, Inc. 2.250%, due 10/15/11 - 08/15/12	3,600,000	5,725,125
Incyte Corp., Ltd. 4.750%, due 10/01/15	1,500,000	3,121,875
Vertex Pharmaceuticals, Inc. 3.350%, due 10/01/15	3,500,000	3,556,875

		32,326,941

Commercial & Professional Services - 0.2%
CRA International, Inc. 2.875%, due 06/15/34	3,000,000	3,153,750

Communications Equipment - 0.4%
Ciena Corp. 3.750%, due 10/15/18 (144A)(a)	1,500,000	1,878,750
JDS Uniphase Corp. 1.000%, due 05/15/26	5,500,000	5,210,557

		7,089,307

Computers & Peripherals - 0.5%
EMC Corp. 1.750%, due 12/01/11(b)	4,000,000	5,805,000

Security Description	Par Amount	Value

Computers & Peripherals - continued
SanDisk Corp. 1.000%, due 05/15/13	$4,000,000	$3,870,000

		9,675,000

Containers & Packaging - 0.2%
Owens-Brockway Glass Container, Inc. 3.000%, due 06/01/15 (144A)(a)	3,670,000	3,722,554

Diversified Financial Services - 0.1%
Ingersoll - Rand Co., Ltd. - Class A 4.500%, due 04/15/12	1,000,000	2,659,500

Electrical Equipment - 0.8%
General Cable Corp. 4.500%/2.250%, due 11/15/29(g)	1,400,000	1,664,250
Roper Industries, Inc. 1.481%/0.000%, due 01/15/34(g)	12,500,000	11,984,375
Suntech Power Holdings Co., Ltd. 3.000%, due 03/15/13	1,750,000	1,542,187

		15,190,812

Electronic Equipment, Instruments & Components - 0.2%
Itron, Inc. 2.500%, due 08/01/26(b)	4,325,000	4,573,688

Energy Equipment & Services - 0.2%
Exterran Energy Corp. 4.750%, due 01/15/14	3,500,000	3,473,750

Food Products - 0.4%
Archer-Daniels-Midland Co. 0.875%, due 02/15/14(b)	7,500,000	7,696,875

Health Care Equipment & Supplies - 0.3%
Medtronic, Inc. 1.500%, due 04/15/11	1,500,000	1,507,500
1.625%, due 04/15/13(b)	1,650,000	1,664,025
NuVasive, Inc. 2.250%, due 03/15/13	2,500,000	2,437,500

		5,609,025

Health Care Providers & Services - 0.2%
Five Star Quality Care, Inc. 3.750%, due 10/15/26	1,500,000	1,460,625
Omnicare, Inc. 3.750%, due 12/15/25	1,900,000	2,128,000

		3,588,625

Industrial Conglomerates - 0.1%
Textron, Inc. 4.500%, due 05/01/13	1,600,000	3,048,000

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Internet Software & Services - 0.1%
GSI Commerce, Inc. 2.500%, due 06/01/27(b)	$2,700,000	$2,946,375

IT Services - 0.1%
Alliance Data Systems Corp. 1.750%, due 08/01/13(b)	2,500,000	2,693,750

Machinery - 0.3%
Actuant Corp. 2.000%, due 11/15/23	1,400,000	1,914,500
Danaher Corp. 0.675%, due 01/22/21(b)(h)	2,500,000	3,437,500

		5,352,000

Media - 0.6%
Interpublic Group Cos., Inc. 4.250%, due 03/15/23	1,500,000	1,678,125
Liberty Media Corp. 3.250%, due 03/15/31	8,250,000	5,692,500
Sinclair Broadcast Group, Inc. 6.000%, due 09/15/12	5,000,000	4,981,250

		12,351,875

Metals & Mining - 0.4%
Newmont Mining Corp. 1.250%, due 07/15/14(b)	5,000,000	7,193,750

Multiline Retail - 0.1%
Saks, Inc. 7.500%, due 12/01/13 (144A)(a)	1,300,000	2,743,000

Oil, Gas & Consumable Fuels - 0.1%
Patriot Coal Corp. 3.250%, due 05/31/13	1,125,000	1,067,344
Quicksilver Resources, Inc. 1.875%, due 11/01/24	1,500,000	1,644,375

		2,711,719

Pharmaceuticals - 1.0%
Allergan, Inc. 1.500%, due 04/01/26(b)	2,000,000	2,270,000
Alza Corp. 0.604%, due 07/28/20(b)(h)	7,000,000	6,203,750
Salix Pharmaceuticals, Ltd. 2.750%, due 05/15/15	1,500,000	1,899,150
Teva Pharmaceutical Finance Co. B.V. 1.750%, due 02/01/26(b)	4,675,000	5,148,344
Teva Pharmaceutical Finance Co. LLC, Series C 0.250%, due 02/01/26	3,750,000	4,420,312

		19,941,556

Security Description	Shares/Par Amount	Value

Professional Services - 0.5%
FTI Consulting, Inc. 3.750%, due 07/15/12	$5,000,000	$6,425,000
Omnicom Group, Inc. 0.000%, due 07/01/38(h)	3,000,000	3,191,250

		9,616,250

Real Estate Investment Trusts - 0.1%
ProLogis 3.250%, due 03/15/15(b)	2,700,000	2,994,732

Semiconductors & Semiconductor Equipment - 0.4%
Intel Corp. 2.950%, due 12/15/35(b)	5,000,000	5,006,250
Xilinx, Inc. 2.625%, due 06/15/17 (144A)(a)(b)	2,800,000	3,297,000

		8,303,250

Software - 1.2%
Concur Technologies, Inc. 2.500%, due 04/15/15 (144A)(a)	4,550,000	5,361,493
Informatica Corp. 3.000%, due 03/15/26	2,800,000	6,156,500
Nuance Communications, Inc. 2.750%, due 08/15/27	5,575,000	6,571,531
Symantec Corp. 1.000%, due 06/15/13(b)	5,075,000	5,770,833

		23,860,357

Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc. 3.000%, due 11/15/17	2,500,000	2,459,375

Wireless Telecommunication Services - 0.3%
SBA Communications Corp. 4.000%, due 10/01/14	4,500,000	6,774,300

Total Convertible Bonds (Cost $215,391,892)		234,443,814

Convertible Preferred Stocks - 3.6%
Auto Components - 0.1%
Cooper-Standard Holding, Inc. 7.000%, due 12/31/49(e)	5,543	1,025,455

Automobiles - 0.2%
General Motors Co., Series B 4.750%, due 12/01/13*	58,200	3,150,075

Commercial Banks - 0.7%
Fifth Third Bancorp, Series G 8.500%, due 12/31/49(b)	42,000	6,240,780

See accompanying notes to financial statements.

18

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Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Commercial Banks - continued
Wells Fargo & Co., Series L 7.500%, due 12/31/49	7,500	$7,504,125

		13,744,905

Diversified Financial Services - 1.0%
AMG Capital Trust I 5.100%, due 04/15/36	75,000	3,764,063
Bank of America Corp., Series L 7.250%, due 12/31/49(b)	9,000	8,612,730
Citigroup, Inc. 7.500%, due 12/15/12	60,000	8,201,400

		20,578,193

Electric Utilities - 0.1%
PPL Corp. 9.500%, due 07/01/13(b)	27,200	1,494,096

Insurance - 0.2%
Hartford Financial Services Group, Inc., Series F 7.250%, due 04/01/13(b)	150,000	3,841,500

Oil, Gas & Consumable Fuels - 1.2%
Apache Corp., Series D 6.000%, due 08/01/13(b)	170,000	11,264,200
El Paso Corp. 4.990%, due 12/31/49	5,500	6,449,190
Williams Holdings Cos., Inc. (The) 5.500%, due 06/01/33	65,000	7,414,062

		25,127,452

Road & Rail - 0.1%
Kansas City Southern 5.125%, due 12/31/49	2,000	3,120,000

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Assoc., Series 08-1 8.750%, due 05/13/11*	125,000	75,000

Total Convertible Preferred Stocks (Cost $67,641,413)		72,156,676

Common Stocks - 1.8%
Auto Components - 0.4%
Cooper - Standard Holding, Inc.	160,434	7,219,530
Cooper-Standard Holding, Inc.*(b)	27,799	1,035,513

		8,255,043

Chemicals - 0.2%
LyondellBasell Industries N.V. - Class A*(b)	105,000	3,612,000

Containers & Packaging - 0.2%
Smurfit-Stone Container*(b)	125,000	3,200,000

Security Description	Shares	Value

Media - 0.2%
Charter Communications, Inc. - Class A*	110,000	$4,283,400

Metals & Mining - 0.5%
Barrick Gold Corp.	175,000	9,306,500

Paper & Forest Products - 0.0%
PT Indah Kiat Pulp and Paper Corp.*	1,867,500	339,723

Pharmaceuticals - 0.3%
Mylan, Inc.*(b)	322,013	6,804,135

Total Common Stocks (Cost $21,818,296)		35,800,801

Municipals - 0.2%
Chicago O’Hare International Airport Revenue, Build America Bonds 6.395%, due 01/01/40	1,300,000	1,228,149
Metropolitan Government of Nashville & Davidson County, Convention Center Authority, Build America Bonds 6.731%, due 07/01/43	3,350,000	3,302,162

Total Municipals (Cost $4,716,839)		4,530,311

Preferred Stocks - 0.4%
Commercial Banks - 0.3%
Fifth Third Capital Trust IV 6.500%, due 04/15/37(b)(d)	4,200,000	4,021,500
US Bancorp, Series A 7.189%, due 04/15/11	2,305	1,798,476

		5,819,976

Diversified Financial Services - 0.1%
Citigroup Capital XIII 7.875%, due 10/30/40*(b)	31,000	834,210

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Assoc. 8.250%, due 12/31/10*	136,300	76,328

Total Preferred Stocks (Cost $9,286,843)		6,730,514

Warrants - 0.0%
Auto Components - 0.0%
Cooper - Standard Holding, Inc., expires 11/27/17*	20,875	522,101

Media - 0.0%
Charter Communications, Inc., expires 11/30/14*	19,873	163,952
Ion Media Networks, Inc., expires 12/12/39(144A)*	389	0

		163,952

Total Warrants (Cost $2,464,226)		686,053

See accompanying notes to financial statements.

19

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Lord Abbett Bond Debenture Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Short-Term Investments - 15.1%
Mutual Funds - 12.5%
State Street Navigator Securities Lending Prime Portfolio(i)	250,310,611	$250,310,611

Repurchase Agreement - 2.6%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $50,890,042 on 01/03/11 collateralized by $51,715,000 Federal Home Loan Mortgage Corp. at 1.250% due 09/30/13 with a value of $51,908,931	$50,890,000	50,890,000

Total Short-Term Investments (Cost $301,200,611)		301,200,611

Total Investments - 111.3% (Cost $2,131,143,474#)		2,223,261,286

Other Assets and Liabilities (net) - (11.3)%		(225,038,858)

Net Assets - 100.0%		$1,998,222,428

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $2,134,246,720. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $146,831,586 and $57,817,020, respectively, resulting in a net unrealized appreciation of $89,014,566.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $460,200,043, which is 23.0% of the Portfolio’s net assets.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $241,762,460 and the collateral received consisted of cash in the amount of $250,310,611. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security is in default and/or issuer is in bankruptcy.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(g)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(h)	Zero coupon bond - Interest rate represents current yield to maturity.
(i)	Represents investment of collateral received from securities lending transactions.

Credit Composition as of December 31, 2010 (Unaudited)
Portfolio Composition by Credit Quality	% of Fixed Income Market Value
AAA/Government/Government Agency	0.3
AA	0.3
A	5.2
BBB	16.7
BB	29.9
B	33.5
CCC	9.5
D	0.4
Not Rated	4.2

See accompanying notes to financial statements.

20

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—	unadjusted quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—	significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$1,567,712,506	$—	$1,567,712,506
Total Convertible Bonds*	—	234,443,814	—	234,443,814
Convertible Preferred Stocks
Auto Components	—	1,025,455	—	1,025,455
Automobiles	3,150,075	—	—	3,150,075
Commercial Banks	13,744,905	—	—	13,744,905
Diversified Financial Services	20,578,193	—	—	20,578,193
Electric Utilities	1,494,096	—	—	1,494,096
Insurance	3,841,500	—	—	3,841,500
Oil, Gas & Consumable Fuels	25,127,452	—	—	25,127,452
Road & Rail	3,120,000	—	—	3,120,000
Thrifts & Mortgage Finance	75,000	—	—	75,000
Total Convertible Preferred Stocks	71,131,221	1,025,455	—	72,156,676
Common Stocks
Auto Components	—	8,255,043	—	8,255,043
Chemicals	3,612,000	—	—	3,612,000
Containers & Packaging	3,200,000	—	—	3,200,000
Media	4,283,400	—	—	4,283,400
Metals & Mining	9,306,500	—	—	9,306,500
Paper & Forest Products	—	339,723	—	339,723
Pharmaceuticals	6,804,135	—	—	6,804,135
Total Common Stocks	27,206,035	8,594,766	—	35,800,801
Municipals	—	4,530,311	—	4,530,311
Preferred Stocks
Commercial Banks	1,798,476	4,021,500	—	5,819,976
Diversified Financial Services	834,210	—	—	834,210
Thrifts & Mortgage Finance	76,328	—	—	76,328
Total Preferred Stocks	2,709,014	4,021,500	—	6,730,514

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Warrants
Auto Components	$—	$522,101	$—	$522,101
Media	163,952	—	—	163,952
Total Warrants	163,952	522,101	—	686,053
Short-Term Investments
Mutual Funds	250,310,611	—	—	250,310,611
Repurchase Agreement	—	50,890,000	—	50,890,000
Total Short-Term Investments	250,310,611	50,890,000	—	301,200,611
Total Investments	$351,520,833	$1,871,740,453	$—	$2,223,261,286

Futures Contracts**
Futures Contracts Short (Appreciation)	$716,581	$—	$—	$716,581
Total Futures Contracts	$716,581	$—	$—	$716,581

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures contracts and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Change in Unrealized Depreciation	Sales	Balance as of December 31, 2010	Change in Unrealized Appreciation for Investments still held at December 31, 2010
Common Stock
Media	$9,955,250	$(4,583,712)	$(5,371,538)	$—	$—

Total	$9,955,250	$(4,583,712)	$(5,371,538)	$—	$—

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$2,172,371,286
Repurchase Agreement	50,890,000
Cash (c)	320,325
Receivable for shares sold	1,617,051
Dividends receivable	379,819
Interest receivable	29,158,323

Total assets	2,254,736,804

Liabilities
Payables for:
Investments purchased	3,935,298
Shares redeemed	985,430
Variation margin on futures contracts	90,624
Collateral for securities loaned	250,310,611
Accrued Expenses:
Management fees	830,165
Distribution and service fees - Class B	169,470
Distribution and service fees - Class E	3,717
Administration fees	9,371
Custodian and accounting fees	15,905
Deferred trustees’ fees	16,302
Other expenses	147,483

Total liabilities	256,514,376

Net Assets	$1,998,222,428

Net Assets Represented by
Paid in surplus	$1,877,025,646
Accumulated net realized loss	(93,192,731)
Unrealized appreciation on investments and futures contracts	92,834,393
Undistributed net investment income	121,555,120

Net Assets	$1,998,222,428

Net Assets
Class A	$1,163,198,173
Class B	804,982,618
Class E	30,041,637
Capital Shares Outstanding*
Class A	89,611,390
Class B	62,569,595
Class E	2,329,959
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.98
Class B	12.87
Class E	12.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $2,080,253,474.
(b)	Includes securities loaned at value of $241,762,460.
(c)	Includes $320,000 of restricted cash pledged as collateral for open futures contracts.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$3,982,357
Interest (b)	124,969,587

Total investment income	128,951,944

Expenses
Management fees	9,244,223
Administration fees	108,105
Custodian and accounting fees	180,773
Distribution and service fees - Class B	1,911,698
Distribution and service fees - Class E	46,097
Audit and tax services	40,161
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	158,261
Insurance	8,147
Miscellaneous	15,959

Total expenses	11,784,359

Net investment income	117,167,585

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	38,545,160
Futures contracts	(2,116,502)
Foreign currency transactions	32

Net realized gain on investments, futures contracts and foreign currency transactions	36,428,690

Net change in unrealized appreciation on:
Investments	75,809,784
Futures contracts	716,581

Net change in unrealized appreciation on investments and futures contracts	76,526,365

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	112,955,055

Net Increase in Net Assets from Operations	$230,122,640

(a)	Net of foreign withholding taxes of $5,238.
(b)	Includes net income on securities loaned of $642,383.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$117,167,585	$111,999,944
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	36,428,690	(72,109,051)
Net change in unrealized appreciation on investments and futures contracts	76,526,365	456,133,780

Net increase in net assets resulting from operations	230,122,640	496,024,673

Distributions to Shareholders
From net investment income
Class A	(67,467,681)	(81,693,514)
Class B	(47,579,027)	(45,231,315)
Class E	(2,023,797)	(2,080,126)
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(117,070,505)	(129,004,955)

Net increase (decrease) in net assets from capital share transactions	105,917,868	(78,852,689)

Net Increase in Net Assets	218,970,003	288,167,029
Net assets at beginning of period	1,779,252,425	1,491,085,396

Net assets at end of period	$1,998,222,428	$1,779,252,425

Undistributed net investment income at end of period	$121,555,120	$113,623,346

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	14,513,188	$179,662,863	17,694,827	$186,704,841
Reinvestments	5,575,841	67,467,681	8,518,615	81,693,514
Redemption	(12,734,860)	(156,462,867)	(39,967,501)	(404,225,483)

Net increase (decrease)	7,354,169	$90,667,677	(13,754,059)	$(135,827,128)

Class B
Sales	7,319,507	$90,352,722	10,243,026	$108,743,058
Reinvestments	3,961,618	47,579,027	4,746,203	45,231,315
Redemptions	(9,671,822)	(118,319,919)	(9,343,018)	(99,160,551)

Net increase	1,609,303	$19,611,830	5,646,211	$54,813,822

Class E
Sales	397,316	$4,944,660	637,423	$6,793,788
Reinvestments	168,229	2,023,797	218,042	2,080,126
Redemptions	(924,389)	(11,330,096)	(628,526)	(6,713,297)

Net increase (decrease)	(358,844)	$(4,361,639)	226,939	$2,160,617

Increase (decrease) derived from capital shares transactions		$105,917,868		$(78,852,689)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.24	$9.72	$12.63	$12.51	$12.28

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.79	0.78	0.78	0.77	0.71
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.61	(3.00)	0.07	0.39

Total from Investment Operations	1.55	3.39	(2.22)	0.84	1.10

Less Distributions
Distributions from Net Investment Income	(0.81)	(0.87)	(0.51)	(0.70)	(0.87)
Distributions from Net Realized Capital Gains	—	—	(0.18)	(0.02)	—

Total Distributions	(0.81)	(0.87)	(0.69)	(0.72)	(0.87)

Net Asset Value, End of Period	$12.98	$12.24	$9.72	$12.63	$12.51

Total Return (%)	13.18	37.12	(18.40)	6.85	9.35

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.53	0.55	0.53	0.54	N/A
Ratio of Net Expenses to Average Net Assets (%)(b)	0.53	0.55	0.53	0.53	0.56
Ratio of Net Investment Income to Average Net Assets (%)	6.40	7.21	6.84	6.11	5.85
Portfolio Turnover Rate (%)	42.0	39.4	24.8	36.0	36.7
Net Assets, End of Period (in millions)	$1,163.2	$1,006.5	$933.7	$1,228.9	$1,059.0

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.14	$9.65	$12.54	$12.43	$12.19

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.76	0.74	0.75	0.73	0.67
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.59	(2.97)	0.07	0.40

Total from Investment Operations	1.52	3.33	(2.22)	0.80	1.07

Less Distributions
Distributions from Net Investment Income	(0.79)	(0.84)	(0.49)	(0.67)	(0.83)
Distributions from Net Realized Capital Gains	—	—	(0.18)	(0.02)	—

Total Distributions	(0.79)	(0.84)	(0.67)	(0.69)	(0.83)

Net Asset Value, End of Period	$12.87	$12.14	$9.65	$12.54	$12.43

Total Return (%)	12.97	36.77	(18.60)	6.55	9.15

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.78	0.80	0.78	0.78	N/A
Ratio of Net Expenses to Average Net Assets (%)(b)	0.78	0.80	0.78	0.78	0.81
Ratio of Net Investment Income to Average Net Assets (%)	6.16	6.93	6.57	5.85	5.59
Portfolio Turnover Rate (%)	42.0	39.4	24.8	36.0	36.7
Net Assets, End of Period (in millions)	$805.0	$740.0	$533.6	$800.6	$765.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.16	$9.67	$12.56	$12.44	$12.21

Income (Loss) from Investment Operations
Net Investment Income(a)	0.77	0.76	0.76	0.74	0.69
Net Realized and Unrealized Gain (Loss) on Investment	0.76	2.58	(2.97)	0.08	0.38

Total from Investment Operations	1.53	3.34	(2.21)	0.82	1.07

Less Distributions
Distributions from Net Investment Income	(0.80)	(0.85)	(0.50)	(0.68)	(0.84)
Distributions from Net Realized Capital Gains	—	—	(0.18)	(0.02)	—

Total Distributions	(0.80)	(0.85)	(0.68)	(0.70)	(0.84)

Net Asset Value, End of Period	$12.89	$12.16	$9.67	$12.56	$12.44

Total Return (%)	13.03	36.87	(18.52)	6.73	9.18

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.68	0.70	0.68	0.68	N/A
Ratio of Net Expenses to Average Net Assets (%)(b)	0.68	0.70	0.68	0.68	0.71
Ratio of Net Investment Income to Average Net Assets (%)	6.26	7.03	6.66	5.95	5.69
Portfolio Turnover Rate (%)	42.0	39.4	24.8	36.0	36.7
Net Assets, End of Period (in millions)	$30.0	$32.7	$23.8	$37.8	$37.1

N/A	Not Applicable
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, defaulted bonds transactions, premium amortization adjustments, contingent payment debt instruments, ASC-140 Lehman adjustment, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$9,244,223	0.60%	First $250 Million

	0.55%	$250 Million to $500 Million

	0.50%	$500 Million to $1 Billion

	0.45%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$833,185,939	$—	$757,439,553

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

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Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

At December 31, 2010, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on futures contracts*	$716,581	Unrealized depreciation on futures contracts*	$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Interest Rate
Location Statement of Operations - Net Realized Gain (Loss)

Futures contracts	$(2,116,502)

Location Statement of Operations - Net Change in Unrealized Appreciation/(Depreciation)

Futures contracts	$716,581

For the year ended December 31, 2010, the average per contract outstanding for each derivative type was as follows:

Average Notional or Face Amounts(a)	Interest Rate Risk

Futures contracts short	$16,666,667

(a) Averages are based on activity levels during 2010.

6. Futures Contracts

The futures contracts outstanding as of December 31, 2010 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2010	Unrealized Appreciation

U.S. Treasury Note 10 Year Futures	03/22/2011	(200)	$(24,804,081)	$(24,807,500)	$716,581

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the

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MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Market, Credit and Counterparty Risk - continued

counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$117,070,505	$129,004,955	$—	$—	$117,070,505	$129,004,955

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$123,208,430	$—	$89,014,564	$(91,009,910)	$121,213,084

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$10,656,554	$80,353,356	$91,009,910

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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Lord Abbett Bond Debenture Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett Bond Debenture Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lord Abbett Bond Debenture Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lord Abbett Bond Debenture Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2010, and outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the Merrill Lynch U.S. High Yield Master II Constrained Index, for the one-, three- and five-year periods ended September 30, 2010, and underperformed its blended benchmark, consisting of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index, for the one-year period ended September 30, 2010, and outperformed its blended benchmark for the three- and five-year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance including its improved more recent performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of

38

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio's actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lord Abbett Bond Debenture Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules

39

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Lord Abbett Bond Debenture Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels, except for asset levels of $250 million and below. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

40

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Lord Abbett Growth and Income Portfolio returned 17.33% and 17.02%, respectively. The Portfolio’s benchmarks, the Russell 1000 Value Index1 and S&P 500 Index2, returned 15.51% and 15.06%, respectively.

Market Environment/Conditions

Equity markets seesawed throughout much of the year, before trending upwards in the final months as the economic recovery strengthened and the sovereign debt crisis in Europe was addressed. Government support also contributed to the positive performance. The S&P 500® Index finished up 15.1% on a total return basis.

Uncertainty about the economic recovery persisted for much of the year. The housing market showed further weakness, despite low mortgage rates and a government tax incentive program. This contributed to fears that the economy would slip back into recession. Unemployment also remained high.

Nevertheless, the U.S. economy continued to expand. The seasonally adjusted annual rate of real gross domestic product rose 3.7% in the first quarter, 1.7% in the second, and an estimated 2.6% in the third. The Manufacturing sector continued to advance, as indicated by the index published by the Institute for Supply Management. The consumer segment of the economy strengthened, with retail sales improving even as consumers continued to save at a higher than normal rate.

Government actions in the form of both monetary and fiscal policy contributed heavily to the market’s performance toward the end of the year. A decision by the Federal Reserve to initiate a new round of quantitative easing helped to boost markets, and an extension of tax cuts implemented in 2001 and 2003, combined with a temporary reduction in payroll taxes, supported returns in December. Exposure to rapidly growing emerging markets also assisted U.S. stocks.

Gains occurred across all major sectors, but Consumer Discretionary, Industrials, Energy, Materials, and Telecommunications outperformed the broader market. Consumer Staples, Financials, Technology, Health Care, and Utilities lagged behind. Growth stocks outperformed value stocks during the period, and small caps outperformed large caps.

Portfolio Review/Current Positioning

The Portfolio outperformed the Russell 1000 Value Index for the twelve-month period ended December 31, 2010.

Favorable stock selection and a beneficial overweight combined within the Materials sector to contribute markedly to relative performance. Cliffs Natural Resources outperformed as it delivered strong earnings throughout the period. The producer of iron ore pellets and supplier of metallurgical coal benefited from rising iron ore prices which have been driven by strong demand in Asia. The company also made an accretive acquisition of a producer/exporter of coal. Elsewhere within the sector, investors benefited from strong returns from Freeport McMoRan Copper & Gold resulting from a strong second quarter earnings report. The mining company’s results outpaced consensus expectations. While the results were aided by rising gold and copper prices, it was better-than-expected volume for gold and copper that drove the outperformance. The company continued its fine performance into the third quarter when the company bettered analysts’ expectations for sales volumes, realized prices, and copper cash costs. In addition, volumes were driven by strong demand from China.

The Consumer Discretionary sector was also a significant contributor to the Portfolio’s relative performance for the period as a result of both strong stock selection and a beneficial overweight. Ford was one of the strongest performers as it posted profitable quarters for the North American segment for the period. In the third quarter earnings report, the company announced that it is taking steps to be net-debt neutral by the end of 2010, about one year earlier than previously expected. Analysts are anticipating that these actions will be accretive to earnings and that the company will be significantly net cash positive in 2011.

Within the Health Care sector, stock selection and unfavorable weighting detracted from relative performance. Shares of biotechnology firm Gilead Sciences tumbled following the release of its first quarter earnings. The company surpassed analysts’ expectations for earnings and revenue, but lowered full-year guidance based upon weaker expectations for its franchise HIV business. Also within the sector the share price of medical device manufacturer Boston Scientific declined throughout the period. While the company reported fourth quarter 2009 results that were in line with analysts’ expectations, earnings guidance provided by management for the balance of the year was less than analysts’ expectations. Also, the firm suspended shipments of its implantable cardioverter defibrillator after regulators failed to be notified of changes in how the company manufactures the devices. The group weighting decision detracted moderately from relative performance. Within the sector, the overweight positions within the health care equipment & supplies and health care providers & services areas underperformed the benchmark.

Stock selection within the Financials sector detracted from relative performance for the year. Shares of brokerage firm Charles Schwab underperformed during the period, as continued low short-term interest rates made it necessary for the firm to subsidize its sizable money market fund businesses. Some of this unfavorable stock selection was offset by solid performance from regional banks Zions Bancorp., SunTrust Banks and KeyCorp, all of which outperformed the overall Financial sector and the market as well as favorable stock selection results.

The Portfolio continues to be positioned for a cyclical recovery in the economy, but exposure to the most cyclical parts of the market is down considerably from a year ago. We continue to seek out solid companies with attractive reward-to-risk ratios as well as constantly monitoring the existing positions in the Portfolio.

1

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary* (continued)

Although we reduced exposure to Materials, it remains the largest relative overweight in the Portfolio with a continued emphasis in the metals & mining, paper & forest products and chemicals industries. During the period, we closed a position in a fertilizer company and took profits in two gold mining stocks which appreciated in concert with the price of gold.

Consumer Discretionary is the Portfolio’s second largest overweight relative to the benchmark, and is concentrated generally within hotels, restaurants & leisure, automobiles, internet & catalog retail and the multi-line retail areas. In this sector we initiated positions in an automobile manufacturer and a media company; we also closed positions in a household durables firm and in a specialty retailer while trimming another specialty retailer.

Energy is a key overweight relative to the benchmark, with both the energy equipment & services and the oil, gas, & consumable fuels industries positioned as moderately overweight. We increased our exposure to the oil, gas & consumable fuels industry by initiating positions in two exploration & production companies, adding to two integrated oil firms and terminating a position in another integrated oil company.

Utilities is the largest relative underweight sector as we continue to find a dearth of opportunities here. Consumer Staples remain a large underweight although we increased our exposure here modestly by initiating a position in a food products company.

The largest decrease in active weight occurred within Financials where the sector moved from an overweight to an underweight position relative to the benchmark. Within capital markets we trimmed select positions, closed one position and initiated another. Within commercial banks we terminated a position and trimmed several select others. Profits were taken in a few key positions within diversified financial services, also.

Robert P. Fetch, Director of Domestic Equity Portfolio Management

Lord, Abbett & Co. LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Wells Fargo & Co.	4.0
Chevron Corp.	3.5
JPMorgan Chase & Co.	3.4
Exxon Mobil Corp.	2.9
Goldman Sachs Group, Inc. (The)	2.6
Schlumberger, Ltd.	2.3
Anadarko Petroleum Corp.	2.2
UnitedHealth Group, Inc.	2.1
Hertz Global Holdings, Inc.	2.1
State Street Corp.	2.1

Top Sectors

% of Market Value of Total Investments
Financials	22.9
Non-Cyclical	17.8
Energy	15.8
Cyclical	10.1
Basic Materials	8.8
Communications	6.5
Short-Term Investments	6.3
Industrial	5.7
Technology	4.5
Utilities	1.6

2

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Lord Abbett Growth and Income Portfolio managed by

Lord, Abbett & Co. LLC vs. Russell 1000 Value Index1 and S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/10)
	1 Year	5 Year	10 Year	Since Inception[4]
Lord Abbett Growth and Income Portfolio—Class A	17.33%	1.75%	2.61%	—
Class B	17.02%	1.51%	—	3.78%
Russell 1000 Value Index[1]	15.51%	1.28%	3.26%	9.22%
S&P 500 Index[2]	15.06%	2.29%	1.41%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

2The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of the Class A shares is 12/11/89. Inception of the Class B shares is 3/22/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.55%	$1,000.00	$1,239.40	$3.10
Hypothetical*	0.55%	1,000.00	1,022.43	2.80

Class B
Actual	0.80%	$1,000.00	$1,237.70	$4.51
Hypothetical*	0.80%	1,000.00	1,021.17	4.08

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.5%
Aerospace & Defense - 0.4%
United Technologies Corp.	123,283	$9,704,838

Airlines - 2.2%
AMR Corp.*(a)	1,717,823	13,381,841
Delta Air Lines, Inc.*	2,314,738	29,165,699
Southwest Airlines Co.	604,700	7,849,006

		50,396,546

Automobiles - 2.4%
Ford Motor Co.*(a)	2,451,503	41,160,735
General Motors Co.*(a)	390,921	14,409,348

		55,570,083

Beverages - 0.6%
PepsiCo, Inc.	211,400	13,810,762

Biotechnology - 2.4%
Amgen, Inc.*	687,468	37,741,993
Celgene Corp.*	285,500	16,884,470

		54,626,463

Capital Markets - 6.9%
Bank of New York Mellon Corp.	303,039	9,151,778
Charles Schwab Corp. (The)	1,406,132	24,058,919
Franklin Resources, Inc.	60,999	6,783,699
Goldman Sachs Group, Inc. (The)	351,853	59,167,600
Invesco, Ltd.	373,700	8,991,222
State Street Corp.	1,039,339	48,162,969

		156,316,187

Chemicals - 2.6%
Dow Chemical Co. (The)(a)	726,624	24,806,943
Mosaic Co. (The)(a)	434,800	33,201,328

		58,008,271

Commercial Banks - 8.8%
KeyCorp	2,554,453	22,606,909
M&T Bank Corp.(a)	179,726	15,645,148
PNC Financial Services Group, Inc.	461,753	28,037,642
SunTrust Banks, Inc.	826,780	24,398,278
Wells Fargo & Co.	2,950,359	91,431,625
Zions Bancorporation(a)	753,238	18,250,957

		200,370,559

Communications Equipment - 0.3%
QUALCOMM, Inc.	112,300	5,557,727

Computers & Peripherals - 0.8%
EMC Corp.*	839,200	19,217,680

Construction & Engineering - 0.6%
Fluor Corp.(a)	216,888	14,370,999

Security Description	Shares	Value

Diversified Financial Services - 6.6%
Bank of America Corp.	2,202,293	$29,378,589
Citigroup, Inc.*	9,164,804	43,349,523
JPMorgan Chase & Co.	1,841,520	78,117,278

		150,845,390

Diversified Telecommunication Services - 2.8%
AT&T, Inc.	1,215,118	35,700,167
Verizon Communications, Inc.	799,963	28,622,676

		64,322,843

Electric Utilities - 0.7%
NextEra Energy, Inc.	167,400	8,703,126
Southern Co.	210,361	8,042,101

		16,745,227

Electrical Equipment - 1.0%
Emerson Electric Co.	383,193	21,907,144

Energy Equipment & Services - 3.2%
Halliburton Co.	514,499	21,006,994
Schlumberger, Ltd.	617,077	51,525,930

		72,532,924

Food & Staples Retailing - 1.1%
Kroger Co. (The)	1,117,582	24,989,133

Food Products - 2.6%
Archer-Daniels-Midland Co.	986,282	29,667,363
Bunge, Ltd.	432,200	28,317,744

		57,985,107

Health Care Equipment & Supplies - 2.5%
Baxter International, Inc.	214,300	10,847,866
Beckman Coulter, Inc.	150,400	11,314,592
Covidien plc	204,979	9,359,341
St. Jude Medical, Inc.*	311,569	13,319,575
Zimmer Holdings, Inc.*(a)	206,300	11,074,184

		55,915,558

Health Care Providers & Services - 3.7%
CIGNA Corp.	482,200	17,677,452
Express Scripts, Inc.*	345,300	18,663,465
UnitedHealth Group, Inc.	1,355,401	48,943,530

		85,284,447

Hotels, Restaurants & Leisure - 3.2%
Carnival Corp.	512,836	23,646,868
Hyatt Hotels Corp. - Class A*(a)	504,849	23,101,890
Marriott International, Inc. - Class A(a)	648,258	26,928,637

		73,677,395

Household Products - 0.8%
Colgate-Palmolive Co.	211,000	16,958,070

Insurance - 0.8%
Berkshire Hathaway, Inc. - Class B*	238,500	19,106,235

See accompanying notes to financial statements.

5

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Lord Abbett Growth and Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Internet & Catalog Retail - 1.9%
HSN, Inc.*(a)	1,429,878	$43,811,462

IT Services - 0.6%
MasterCard, Inc. - Class A	64,700	14,499,917

Life Sciences Tools & Services - 0.8%
Thermo Fisher Scientific, Inc.*	345,100	19,104,736

Machinery - 3.0%
Caterpillar, Inc.(a)	307,172	28,769,729
Eaton Corp.	395,054	40,101,932

		68,871,661

Media - 3.7%
Comcast Corp. - Class A(a)	2,056,854	45,189,082
Omnicom Group, Inc.	216,017	9,893,579
Time Warner Cable, Inc.	240,026	15,848,917
Walt Disney Co. (The)	340,900	12,787,159

		83,718,737

Metals & Mining - 5.3%
Barrick Gold Corp.	779,953	41,477,901
Cliffs Natural Resources, Inc.	272,932	21,291,425
Freeport-McMoRan Copper & Gold, Inc.	98,900	11,876,901
Newmont Mining Corp.	520,723	31,988,014
United States Steel Corp.(a)	252,872	14,772,782

		121,407,023

Multi-Utilities - 1.0%
PG&E Corp.	460,400	22,025,536

Multiline Retail - 0.7%
Target Corp.	277,954	16,713,374

Oil, Gas & Consumable Fuels - 13.3%
Anadarko Petroleum Corp.	656,277	49,982,056
Apache Corp.	83,300	9,931,859
Chevron Corp.	877,900	80,108,375
Devon Energy Corp.	200,800	15,764,808
El Paso Corp.	1,466,383	20,177,430
Exxon Mobil Corp.	899,180	65,748,042
Hess Corp.	302,699	23,168,582
Southwestern Energy Co.*(a)	293,700	10,993,191
Suncor Energy, Inc.	395,015	15,125,124
Valero Energy Corp.	504,000	11,652,480

		302,651,947

Paper & Forest Products - 1.3%
International Paper Co.	1,101,075	29,993,283

Pharmaceuticals - 3.6%
Abbott Laboratories	435,835	20,880,855
Merck & Co., Inc.	419,417	15,115,789
Pfizer, Inc.	873,000	15,286,230

Security Description	Shares/Par Amount	Value

Pharmaceuticals - continued
Teva Pharmaceutical Industries, Ltd. (ADR)	590,996	$30,808,621

		82,091,495

Road & Rail - 2.1%
Hertz Global Holdings, Inc.*(a)	3,351,479	48,562,931

Semiconductors & Semiconductor Equipment - 1.5%
Intel Corp.	1,238,400	26,043,552
Texas Instruments, Inc.	264,412	8,593,390

		34,636,942

Software - 1.7%
Adobe Systems, Inc.*	440,000	13,543,200
Oracle Corp.	781,200	24,451,560

		37,994,760

Total Common Stocks (Cost $1,739,454,656)		2,224,303,392

Short-Term Investments - 6.6%
Mutual Funds - 4.2%
State Street Navigator Securities Lending Prime Portfolio(b)	95,297,791	95,297,791

Repurchase Agreements - 2.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $41,786,359 on 01/03/11 collateralized by $42,410,000 Federal National Mortgage Association at 1.250% due 08/16/13 with a value of $42,662,050.	$41,786,324	41,786,324
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $12,494,686 on 01/03/11 collateralized by $12,745,000 Federal National Mortgage Association at 1.250% due 09/30/13 with a value of $12,745,000.	12,494,676	12,494,676

Total Short-Term Investments (Cost $149,578,791)		149,578,791

Total Investments - 104.1% (Cost $1,889,033,447#)		2,373,882,183

Other Assets and Liabilities (net) - (4.1)%		(93,758,299)

Net Assets - 100.0%		$2,280,123,884

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $1,964,307,049. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $491,863,234 and $82,288,100, respectively, resulting in a net unrealized appreciation of $409,575,134.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $93,134,624 and the collateral received consisted of cash in the amount of $95,297,791. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Lord Abbett Growth and Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—	unadjusted quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—	significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,224,303,392	$—	$—	$2,224,303,392
Short-Term Investments
Mutual Funds	95,297,791	—	—	95,297,791
Repurchase Agreements	—	54,281,000	—	54,281,000
Total Short-Term Investments	95,297,791	54,281,000	—	149,578,791
Total Investments	$2,319,601,183	$54,281,000	$—	$2,373,882,183

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Lord Abbett Growth and Income Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$2,319,601,183
Repurchase Agreements	54,281,000
Cash	347
Receivable for investments sold	15,699,104
Receivable for shares sold	515,205
Dividends receivable	1,120,343

Total assets	2,391,217,182

Liabilities
Payables for:
Investments purchased	13,636,153
Shares redeemed	804,202
Collateral for securities loaned	95,297,791
Accrued Expenses:
Management fees	988,724
Distribution and service fees - Class B	212,073
Administration fees	9,886
Custodian and accounting fees	12,820
Deferred trustees’ fees	16,302
Other expenses	115,347

Total liabilities	111,093,298

Net Assets	$2,280,123,884

Net Assets Represented by
Paid in surplus	$2,805,495,133
Accumulated net realized loss	(1,026,918,337)
Unrealized appreciation on investments	484,848,736
Undistributed net investment income	16,698,352

Net Assets	$2,280,123,884

Net Assets
Class A	$1,262,331,932
Class B	1,017,791,952
Capital Shares Outstanding*
Class A	57,377,299
Class B	46,536,420
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.00
Class B	21.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $1,834,752,447.
(b)	Includes securities loaned at value of $93,134,624.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$30,342,517
Interest (b)	219,275

Total investment income	30,561,792

Expenses
Management fees	10,992,829
Administration fees	120,919
Custodian and accounting fees	147,251
Distribution and service fees - Class B	2,358,579
Audit and tax services	34,452
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	111,551
Insurance	2,079
Miscellaneous	18,244

Total expenses	13,856,839
Less broker commission recapture	(102,056)

Net expenses	13,754,783

Net investment income	16,807,009

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	130,262,748
Foreign currency transactions	1,449

Net realized gain on investments and foreign currency transactions	130,264,197

Net change in unrealized appreciation on investments	196,302,474

Net realized and unrealized gain on investments and foreign currency transactions	326,566,671

Net Increase in Net Assets from Operations	$343,373,680

(a)	Net of foreign withholdings taxes of $133,913.
(b)	Includes net income on securities loaned of $211,729.

See accompanying notes to financial statements.

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Lord Abbett Growth and Income Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$16,807,009	$24,498,752
Net realized gain (loss) on investments and foreign currency transactions	130,264,197	(727,124,892)
Net change in unrealized appreciation on investments	196,302,474	1,005,067,760

Net increase in net assets resulting from operations	343,373,680	302,441,620

Distributions to Shareholders
From net investment income
Class A	(14,568,737)	(41,222,236)
Class B	(9,790,143)	(18,320,336)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(24,358,880)	(59,542,572)

Net decrease in net assets from capital share transactions	(120,141,179)	(545,810,142)

Net Increase (Decrease) in Net Assets	198,873,621	(302,911,094)
Net assets at beginning of period	2,081,250,263	2,384,161,357

Net assets at end of period	$2,280,123,884	$2,081,250,263

Undistributed net investment income at end of period	$16,698,352	$24,350,830

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	4,982,905	$98,839,070	11,183,995	$166,894,917
Reinvestments	692,430	14,568,737	2,811,885	41,222,236
Redemptions	(8,427,814)	(169,378,024)	(47,936,702)	(724,583,798)

Net decrease	(2,752,479)	$(55,970,217)	(33,940,822)	$(516,466,645)

Class B
Sales	3,669,582	$72,229,007	5,006,990	$78,064,264
Reinvestments	467,310	9,790,143	1,253,958	18,320,336
Redemptions	(7,435,290)	(146,190,112)	(7,702,645)	(125,728,097)

Net decrease	(3,298,398)	$(64,170,962)	(1,441,697)	$(29,343,497)

Decrease derived from capital shares transactions		$(120,141,179)		$(545,810,142)

See accompanying notes to financial statements.

10

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Lord Abbett Growth and Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.97	$16.44	$28.89	$29.36	$27.59

Income (Loss) from Investment Operations
Net Investment Income(a)	0.18	0.22	0.43	0.45	0.46
Net Realized and Unrealized Gain (Loss) on Investments	3.10	2.73	(9.93)	0.73	4.22

Total From Investment Operations	3.28	2.95	(9.50)	1.18	4.68

Less Distributions
Distributions from Net Investment Income	(0.25)	(0.42)	(0.44)	(0.31)	(0.54)
Distributions from Net Realized Capital Gains	—	—	(2.51)	(1.34)	(2.37)

Total Distributions	(0.25)	(0.42)	(2.95)	(1.65)	(2.91)

Net Asset Value, End of Period	$22.00	$18.97	$16.44	$28.89	$29.36

Total Return (%)	17.33	18.67	(36.19)	4.01	18.03

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.55	0.56	0.53	0.52	0.54
Ratio of Net Expenses to Average Net Assets (%)(b)	0.55	0.56	0.52	0.51	0.54
Ratio of Net Investment Income to Average Net Assets (%)	0.92	1.38	1.92	1.55	1.64
Portfolio Turnover Rate (%)	53.9	83.5	112.2	84.1	50.2
Net Assets, End of Period (in millions)	$1,262.3	$1,140.8	$1,546.8	$2,608.8	$2,172.1

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.87	$16.33	$28.69	$29.20	$27.43

Income (Loss) from Investment Operations
Net Investment Income(a)	0.13	0.16	0.37	0.38	0.39
Net Realized and Unrealized Gain (Loss) on Investments	3.07	2.74	(9.86)	0.71	4.20

Total From Investment Operations	3.20	2.90	(9.49)	1.09	4.59

Less Distributions
Distributions from Net Investment Income	(0.20)	(0.36)	(0.36)	(0.26)	(0.45)
Distributions from Net Realized Capital Gains	—	—	(2.51)	(1.34)	(2.37)

Total Distributions	(0.20)	(0.36)	(2.87)	(1.60)	(2.82)

Net Asset Value, End of Period	$21.87	$18.87	$16.33	$28.69	$29.20

Total Return (%)	17.02	18.39	(36.33)	3.72	17.78

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.80	0.81	0.78	0.77	0.79
Ratio of Net Expenses to Average Net Assets (%)(b)	0.80	0.81	0.77	0.76	0.79
Ratio of Net Investment Income to Average Net Assets (%)	0.67	1.00	1.66	1.31	1.40
Portfolio Turnover Rate (%)	53.9	83.5	112.2	84.1	50.2
Net Assets, End of Period (in millions)	$1,017.8	$940.4	$837.4	$1,546.7	$1,596.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Growth and Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less

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MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$10,992,829	0.60%	First $600 Million

	0.55%	$600 Million to $1.1 Billion

	0.50%	$1.1 Billion to $1.5 Billion

	0.45%	Over $1.5 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,076,003,189	$—	$1,189,270,788

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$24,358,880	$59,542,572	$—	$—	$24,358,880	$59,542,572

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$16,714,654	$—	$409,575,134	$(951,644,734)	$(525,354,946)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$268,082,689	$683,562,045	$951,644,734

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Subsequent Events

At a meeting held on February 14 and 15, 2011, the Board approved T. Rowe Price Associates, Inc. to replace Lord, Abbett & Co., LLC as the subadviser for the Portfolio, subject to the Portfolio’s shareholders approving an amendment to the Management Agreement that would modify the management fee schedule (the “Amendment”). The Board also approved changing the name of the Portfolio from Lord Abbett Growth and Income Portfolio to T. Rowe Price Large Cap Value Portfolio. On or about April 27, 2011, the Portfolio’s shareholders will consider approving the Amendment. If the Portfolio’s shareholders approve the Amendment, then the new management fee schedule, the change in subadviser and the change in portfolio name will all become effective on May 2, 2011. If the Portfolio’s shareholders do not approve the Amendment, then the management fee schedule, subadviser and portfolio name will not change.

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MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett Growth and Income Portfolio, one of the portfolios constituting the Met Investor Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Growth and Income Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Lord Abbett Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lord Abbett Growth and Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lord Abbett Growth and Income Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2010, and outperformed the median of its Performance Universe and Lipper Index for the three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one- year period, and outperformed its benchmark for the three- and five-year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including that the performance of the Portfolio over the longer term has been solid, and noted any plans with respect to the Portfolio. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

23

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lord Abbett Growth and Income Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

24

MET INVESTORS SERIES TRUST

Lord Abbett Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Lord Abbett Growth and Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Lord Abbett Mid Cap Value Portfolio returned 25.84% and 25.53%, respectively. The Portfolio’s benchmarks, the Russell Midcap Value Index1 and the S&P MidCap 400/Citigroup Value Index2, returned 24.75% and 22.78%, respectively.

Market Environment/Conditions

Equity markets seesawed throughout much of the year, before trending upwards in the final months as the economic recovery strengthened and the sovereign debt crisis in Europe was addressed. Government support also contributed to the positive performance. The S&P 500® Index1 finished up 15.1% on a total return basis.

Uncertainty about the economic recovery persisted for much of the year. The housing market showed further weakness, despite low mortgage rates and a government tax incentive program. This contributed to fears that the economy would slip back into recession. Unemployment also remained high.

Nevertheless, the U.S. economy continued to expand. The seasonally adjusted annual rate of real gross domestic product rose 3.7% in the first quarter, 1.7% in the second, and an estimated 2.6% in the third. The manufacturing sector continued to advance, as indicated by the index published by the Institute for Supply Management. The consumer segment of the economy strengthened, with retail sales improving even as consumers continued to save at a higher than normal rate.

Government actions in the form of both monetary and fiscal policy contributed heavily to the market’s performance toward the end of the year. A decision by the Federal Reserve to initiate a new round of quantitative easing helped to boost markets, and an extension of tax cuts implemented in 2001 and 2003, combined with a temporary reduction in payroll taxes, supported returns in December. Exposure to rapidly growing emerging markets also assisted U.S. stocks.

Gains occurred across all major sectors, but consumer discretionary, industrials, energy, materials, and telecommunications outperformed the broader market. Consumer staples, financials, technology, health care, and utilities lagged behind. Growth stocks outperformed value stocks during the period, and small caps outperformed large caps.

Portfolio Review/Current Positioning

For the twelve month period ended December 31, 2010, the Portfolio outperformed the Russell Midcap Value Index.

During the twelve month period, positive stock selection within the Industrials sector was the largest contributor. Shares of Wabco Holdings Inc., a commercial vehicle components manufacturer, benefited from a recovery in European truck production, as well as higher sales and profits in emerging markets. Eaton Corp., a maker of fluid power systems and vehicle transmissions, saw its shares rise on better than expected earnings driven by its rapidly recovering end markets. Positive stock selection within the Information Technology sector also aided relative performance.

The largest detractor during the twelve month period was poor stock selection within the strong performing Energy sector. Shares of natural gas companies EQT Corp. and Williams Companies, Inc. pulled back during the year due to depressed natural gas prices and commodity-price weakness. A large overweight within the lackluster Health Care sector also hampered relative performance.

We continue to seek out high-quality companies that we believe will have positive fundamental changes in this healing economic environment. Health Care remains the largest overweight, with a focus on companies that we believe would likely benefit from the stronger economic environment; however, the Portfolio’s exposure is reduced from the level twelve months ago following profit taking among health care providers and services due to valuation. Information Technology (IT) continues to be an overweight, particularly within the IT services and software segments. The Portfolio remains underweight within the Financials sector, although we have added exposure to commercial banks and capital markets. The Utilities sector remains a significant underweight, and the Portfolio has minimal representation in the consumer staples industry, as we continue to have difficulty finding names that meet our investment criteria.

Robert P. Fetch, Partner & Director of Domestic Equity Portfolio Management

Lord, Abbett & Co. LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Interpublic Group Cos., Inc. (The)	2.8
Lazard, Ltd. - Class A	2.4
Omnicom Group, Inc.	2.4
Weatherford International, Ltd.	2.0
City National Corp.	1.8
Mylan, Inc.	1.8
El Paso Corp.	1.8
Reliance Steel & Aluminum Co.	1.7
Fiserv, Inc.	1.7
Bunge, Ltd.	1.7

Top Sectors

% of Market Value of Total Investments
Financial	19.4
Non-Cyclical	14.5
Industrial	12.5
Energy	12.2
Short-Term Investments	9.8
Basic Materials	8.5
Cyclical	7.3
Communications	7.0
Technology	6.5
Utilities	2.3

2

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Lord Abbett Mid Cap Value Portfolio managed by

Lord, Abbett & Co. LLC vs. Russell Midcap Value Index1 and

S&P MidCap 400/Citigroup Value Index2

	Average Annual Return[3] (for the year ended 12/31/10)
	1 Year	5 Year	10 Year	Since Inception[4]
Lord Abbett Mid Cap Value Portfolio—Class A	25.84%	2.14%	6.39%	—
Class B	25.53%	1.88%	—	6.64%
Russell Midcap Value Index[1]	24.75%	4.08%	8.07%	8.58%
S&P MidCap 400/Citigroup Value Index[2]	22.78%	4.70%	7.21%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap® companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

2 The S&P MidCap 400/Citigroup Value Index uses a multi-factor methodology to calculate value in separate dimensions. Style scores are calculated taking standardized measures of 4 value factors for each constituent. Combined, the growth and value indices are exhaustive, containing the full market capitalization of the S&P MidCap 400.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.74%	$1,000.00	$1,288.40	$4.27
Hypothetical*	0.74%	1,000.00	1,021.48	3.77

Class B
Actual	0.99%	$1,000.00	$1,286.80	$5.71
Hypothetical*	0.99%	1,000.00	1,020.21	5.04

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.4%
Airlines - 0.9%
Southwest Airlines Co.	275,500	$3,575,990

Auto Components - 1.0%
Gentex Corp.	58,300	1,723,348
Lear Corp.*	24,300	2,398,653

		4,122,001

Capital Markets - 5.0%
Affiliated Managers Group, Inc.*	46,700	4,633,574
Invesco, Ltd.	171,800	4,133,508
Lazard, Ltd. - Class A	259,600	10,251,604
LPL Investment Holdings, Inc.*	59,900	2,178,563

		21,197,249

Chemicals - 4.4%
Air Products & Chemicals, Inc.	46,500	4,229,175
Ashland, Inc.	38,100	1,937,766
Celanese Corp., Series A	32,500	1,338,025
Eastman Chemical Co.	36,900	3,102,552
Huntsman Corp.	108,700	1,696,807
LyondellBasell Industries N.V. - Class A*	87,600	3,013,440
Olin Corp.	169,400	3,476,088

		18,793,853

Commercial & Professional Services - 1.1%
Republic Services, Inc.	155,386	4,639,826

Commercial Banks - 11.5%
CIT Group, Inc.*	99,100	4,667,610
City National Corp.(a)	123,100	7,553,416
Comerica, Inc.(a)	142,200	6,006,528
Commerce Bancshares, Inc.	99,067	3,935,932
Cullen/Frost Bankers, Inc.(a)	75,900	4,639,008
Hancock Holding Co.	32,000	1,115,520
KeyCorp	485,000	4,292,250
M&T Bank Corp.	43,243	3,764,303
Signature Bank*	71,829	3,591,450
TCF Financial Corp.(a)	361,504	5,353,874
UMB Financial Corp.(a)	41,800	1,731,356
Zions Bancorporation(a)	89,700	2,173,431

		48,824,678

Computers & Peripherals - 0.7%
Diebold, Inc.	85,300	2,733,865

Containers & Packaging - 1.7%
Ball Corp.	43,922	2,988,892
Greif, Inc. - Class A	69,900	4,326,810

		7,315,702

Diversified Telecommunication Services - 1.5%
CenturyLink, Inc.(a)	126,957	5,861,605
Qwest Communications International, Inc.	60,000	456,600

		6,318,205

Security Description	Shares	Value

Electric Utilities - 1.3%
Northeast Utilities	77,458	$2,469,361
PPL Corp.	117,200	3,084,704

		5,554,065

Electrical Equipment - 0.7%
AMETEK, Inc.	76,950	3,020,287

Electronic Equipment, Instruments & Components - 0.8%
Tyco Electronics, Ltd.	90,900	3,217,860

Energy Equipment & Services - 5.2%
Halliburton Co.	139,029	5,676,554
Helmerich & Payne, Inc.	42,800	2,074,944
Pride International, Inc.*	48,900	1,613,700
Superior Energy Services, Inc.*	116,000	4,058,840
Weatherford International, Ltd.*	376,500	8,584,200

		22,008,238

Food Products - 1.7%
Bunge, Ltd.	110,430	7,235,374

Gas Utilities - 0.4%
Questar Corp.	91,500	1,593,015

Health Care Equipment & Supplies - 3.5%
Beckman Coulter, Inc.	23,100	1,737,813
Cooper Cos., Inc. (The)	48,100	2,709,954
Kinetic Concepts, Inc.*(a)	110,700	4,636,116
St. Jude Medical, Inc.*	51,000	2,180,250
Zimmer Holdings, Inc.*	62,100	3,333,528

		14,597,661

Health Care Providers & Services - 4.2%
AmerisourceBergen Corp.	38,300	1,306,796
Coventry Health Care, Inc.*	66,300	1,750,320
HEALTHSOUTH Corp.*(a)	155,382	3,217,961
Humana, Inc.*	35,300	1,932,322
McKesson Corp.	59,899	4,215,692
Patterson Cos., Inc.	47,400	1,451,862
Universal Health Services, Inc. - Class B	90,200	3,916,484

		17,791,437

Hotels, Restaurants & Leisure - 0.9%
Marriott International, Inc. - Class A(a)	43,307	1,798,973
Penn National Gaming, Inc.*	61,800	2,172,270

		3,971,243

Household Durables - 1.5%
Fortune Brands, Inc.	69,600	4,193,400
Tupperware Brands Corp.	44,900	2,140,383

		6,333,783

Industrial Conglomerates - 0.7%
Tyco International, Ltd.	75,100	3,112,144

See accompanying notes to financial statements.

5

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Lord Abbett Mid Cap Value Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Insurance - 3.6%
ACE, Ltd.	37,288	$2,321,178
Aon Corp.	96,600	4,444,566
Markel Corp.*(a)	3,800	1,436,894
PartnerRe, Ltd.	73,370	5,895,279
W.R. Berkley Corp.	48,400	1,325,192

		15,423,109

IT Services - 4.0%
Fiserv, Inc.*	123,600	7,238,016
VeriFone Holdings, Inc.*	135,978	5,243,312
Western Union Co.(a)	246,400	4,575,648

		17,056,976

Machinery - 9.2%
Dover Corp.	40,700	2,378,915
Eaton Corp.	52,364	5,315,470
Ingersoll-Rand plc(a)	111,200	5,236,408
Kennametal, Inc.(a)	110,600	4,364,276
Oshkosh Corp.*	54,100	1,906,484
Pall Corp.	85,800	4,253,964
Parker Hannifin Corp.	46,800	4,038,840
Trinity Industries, Inc.(a)	177,100	4,712,631
WABCO Holdings, Inc.*	115,200	7,019,136

		39,226,124

Media - 6.1%
Interpublic Group Cos., Inc. (The)*	1,111,300	11,802,006
Meredith Corp.(a)	118,500	4,106,025
Omnicom Group, Inc.	221,000	10,121,800

		26,029,831

Metals & Mining - 4.8%
Agnico-Eagle Mines, Ltd.	58,700	4,502,290
IAMGOLD Corp.	242,148	4,310,234
Reliance Steel & Aluminum Co.	145,400	7,429,940
Royal Gold, Inc.	31,500	1,720,845
United States Steel Corp.	39,000	2,278,380

		20,241,689

Multi-Utilities - 1.2%
CMS Energy Corp.	279,876	5,205,694

Multiline Retail - 0.2%
Macy’s, Inc.	39,300	994,290

Oil, Gas & Consumable Fuels - 7.6%
Cabot Oil & Gas Corp.(a)	63,400	2,399,690
El Paso Corp.	545,100	7,500,576
EQT Corp.	153,706	6,892,177
Forest Oil Corp.*	28,000	1,063,160
Murphy Oil Corp.	44,200	3,295,110
QEP Resources, Inc.	155,900	5,660,729
Range Resources Corp.(a)	73,700	3,315,026

Security Description	Shares	Value

Oil, Gas & Consumable Fuels - continued
Southwestern Energy Co.*	24,800	$928,264
Williams Cos., Inc. (The)	54,900	1,357,128

		32,411,860

Pharmaceuticals - 3.7%
Mylan, Inc.*	357,209	7,547,826
Par Pharmaceutical Cos., Inc.*	59,900	2,306,749
Warner Chilcott plc - Class A	162,300	3,661,488
Watson Pharmaceuticals, Inc.*	43,600	2,251,940

		15,768,003

Real Estate Investment Trusts - 0.8%
Alexandria Real Estate Equities, Inc.	39,400	2,886,444
Duke Realty Corp.	48,591	605,444

		3,491,888

Road & Rail - 0.9%
Heartland Express, Inc.(a)	71,300	1,142,226
Kansas City Southern*	57,500	2,751,950

		3,894,176

Semiconductors & Semiconductor Equipment - 1.4%
Analog Devices, Inc.	36,100	1,359,887
Micron Technology, Inc.*(a)	375,500	3,011,510
National Semiconductor Corp.	110,500	1,520,480

		5,891,877

Software - 2.0%
Adobe Systems, Inc.*	150,789	4,641,285
Intuit, Inc.*	78,400	3,865,120

		8,506,405

Specialty Retail - 2.6%
Guess?, Inc.	43,600	2,063,152
PetSmart, Inc.	87,800	3,496,196
Pier 1 Imports, Inc.*	513,200	5,388,600

		10,947,948

Textiles, Apparel & Luxury Goods - 0.6%
VF Corp.	28,700	2,473,366

Total Common Stocks (Cost $326,400,321)		413,519,712

Short-Term Investments - 10.5%
Mutual Funds - 7.5%
State Street Navigator Securities Lending Prime Portfolio(b)	31,790,163	31,790,163

See accompanying notes to financial statements.

6

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Lord Abbett Mid Cap Value Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreement - 3.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $12,929,011 on 01/03/11 collateralized by $13,190,000 Federal National Mortgage Association at 1.250% due 09/30/13 with a value of $13,190,000.	$12,929,000	$12,929,000

Total Short-Term Investments (Cost $44,719,163)		44,719,163

Total Investments - 107.9% (Cost $371,119,484#)		458,238,875

Other Assets and Liabilities (net) - (7.9)%		(33,358,538)

Net Assets - 100.0%		$424,880,337

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $371,827,702. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $87,919,746 and $1,508,573, respectively, resulting in a net unrealized appreciation of $86,411,173.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $30,815,819 and the collateral received consisted of cash in the amount of $31,790,163. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

7

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Lord Abbett Mid Cap Value Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$413,519,712	$—	$—	$413,519,712
Short-Term Investments
Mutual Funds	31,790,163	—	—	31,790,163
Repurchase Agreement	—	12,929,000	—	12,929,000
Total Short-Term Investments	31,790,163	12,929,000	—	44,719,163
Total Investments	$445,309,875	$12,929,000	$—	$458,238,875

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Lord Abbett Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$445,309,875
Repurchase Agreement	12,929,000
Cash	994
Receivable for investments sold	1,127,448
Receivable for shares sold	238,204
Dividends receivable	292,775

Total assets	459,898,296

Liabilities
Payables for:
Investments purchased	2,519,950
Shares redeemed	314,880
Collateral for securities loaned	31,790,163
Accrued Expenses:
Management fees	238,954
Distribution and service fees - Class B	79,722
Administration fees	2,172
Custodian and accounting fees	5,613
Deferred trustees’ fees	16,302
Other expenses	50,203

Total liabilities	35,017,959

Net Assets	$424,880,337

Net Assets Represented by
Paid in surplus	$478,303,442
Accumulated net realized loss	(142,833,754)
Unrealized appreciation on investments	87,119,391
Undistributed net investment income	2,291,258

Net Assets	$424,880,337

Net Assets
Class A	$42,531,313
Class B	382,349,024
Capital Shares Outstanding*
Class A	2,651,173
Class B	24,138,114
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.04
Class B	15.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $358,190,484.
(b)	Includes securities loaned at value of $30,815,819.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$5,793,830
Interest (b)	112,957

Total investment income	5,906,787

Expenses
Management fees	2,487,503
Administration fees	24,704
Custodian and accounting fees	69,799
Distribution and service fees - Class B	820,921
Audit and tax services	34,830
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	38,769
Insurance	600
Miscellaneous	10,530

Total expenses	3,558,591
Less broker commission recapture	(16,881)

Net expenses	3,541,710

Net investment income	2,365,077

Net Realized and Unrealized Gain on Investments
Net realized gain on investments	51,588,965
Net change in unrealized appreciation on investments	32,900,590

Net realized and unrealized gain on investments	84,489,555

Net Increase in Net Assets from Operations	$86,854,632

(a)	Net of foreign withholdings taxes of $4,499.
(b)	Includes net income on securities loaned of $111,629.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,365,077	$2,278,984
Net realized gain (loss) on investments	51,588,965	(141,779,487)
Net change in unrealized appreciation on investments	32,900,590	212,261,602

Net increase in net assets resulting from operations	86,854,632	72,761,099

Distributions to Shareholders
From net investment income
Class A	(301,340)	(876,126)
Class B	(1,948,665)	(5,213,906)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(2,250,005)	(6,090,032)

Net increase (decrease) in net assets from capital share transactions	(5,032,269)	13,419,634

Net Increase in Net Assets	79,572,358	80,090,701
Net assets at beginning of period	345,307,979	265,217,278

Net assets at end of period	$424,880,337	$345,307,979

Undistributed net investment income at end of period	$2,291,258	$2,176,633

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value

Class A
Sales	182,741	$2,570,946	81,998	$857,577
Reinvestments	20,912	301,340	90,416	876,126
Redemptions	(530,513)	(7,240,700)	(744,848)	(7,747,000)

Net decrease	(326,860)	$(4,368,414)	(572,434)	$(6,013,297)

Class B
Sales	4,666,595	$63,544,974	5,535,127	$57,648,109
Reinvestments	136,748	1,948,665	543,682	5,213,906
Redemptions	(4,864,726)	(66,157,494)	(4,118,986)	(43,429,084)

Net increase (decrease)	(61,383)	$(663,855)	1,959,823	$19,432,931

Increase (decrease) derived from capital shares transactions		$(5,032,269)		$13,419,634

See accompanying notes to financial statements.

10

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Lord Abbett Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.84	$10.40	$19.70	$22.79	$22.47

Income (Loss) from Investment Operations
Net Investment Income(a)	0.12	0.11	0.26	0.16	0.17
Net Realized and Unrealized Gain (loss) on Investments	3.19	2.60	(7.04)	0.33	2.44

Total From Investment Operations	3.31	2.71	(6.78)	0.49	2.61

Less Distributions
Distributions from Net Investment Income	(0.11)	(0.27)	(0.13)	(0.24)	(0.17)
Distributions from Net Realized Capital Gains	—	—	(2.39)	(3.34)	(2.12)

Total Distributions	(0.11)	(0.27)	(2.52)	(3.58)	(2.29)

Net Asset Value, End of Period	$16.04	$12.84	$10.40	$19.70	$22.79

Total Return (%)	25.84	26.86	(38.66)	0.90	12.49

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.75	0.76	0.75	0.75	0.78
Ratio of Net Expenses to Average Net Assets (%)(b)	0.75	0.76	0.75	0.73	0.77
Ratio of Net Investment Income to Average Net Assets (%)	0.86	1.04	1.78	0.74	0.80
Portfolio Turnover Rate (%)	76.8	112.7	30.2	38.4	27.8
Net Assets, End of Period (in millions)	$42.5	$38.2	$36.9	$77.1	$96.8

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.69	$10.27	$19.48	$22.56	$22.28

Income (Loss) from Investment Operations
Net Investment Income(a)	0.08	0.08	0.22	0.11	0.12
Net Realized and Unrealized Gain (loss) on Investments	3.15	2.57	(6.95)	0.31	2.40

Total From Investment Operations	3.23	2.65	(6.73)	0.42	2.52

Less Distributions
Distributions from Net Investment Income	(0.08)	(0.23)	(0.09)	(0.16)	(0.12)
Distributions from Net Realized Capital Gains	—	—	(2.39)	(3.34)	(2.12)

Total Distributions	(0.08)	(0.23)	(2.48)	(3.50)	(2.24)

Net Asset Value, End of Period	$15.84	$12.69	$10.27	$19.48	$22.56

Total Return (%)	25.53	26.53	(38.77)	0.60	12.18

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.00	1.01	1.00	1.01	1.03
Ratio of Net Expenses to Average Net Assets (%)(b)	1.00	1.01	1.00	0.98	1.02
Ratio of Net Investment Income to Average Net Assets (%)	0.62	0.76	1.56	0.53	0.56
Portfolio Turnover Rate (%)	76.8	112.7	30.2	38.4	27.8
Net Assets, End of Period (in millions)	$382.3	$307.1	$228.3	$422.8	$266.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, partnerships, Real Estate Investment Trust (REITs), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$2,487,503	0.70%	First $200 Million

	0.65%	$200 Million to $500 Million

	0.625%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$269,198,365	$—	$274,518,944

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$2,250,005	$6,090,032	$—	$—	$2,250,005	$6,090,032

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$2,307,558	$—	$86,411,173	$(142,125,536)	$(53,406,805)

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$171,772	$141,953,764	$142,125,536

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Lord Abbett Mid Cap Value Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lord Abbett Mid Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lord Abbett Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lord Abbett Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three- and five-year periods ended September 30, 2010, and outperformed its blended benchmark, the S&P Midcap 400/Citigroup Value Index, for the one- year period, and underperformed its blended benchmark for the three- and five-year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of recent market conditions on the Sub-Adviser’s investment style, and the Portfolio’s performance over the long-term, and the Adviser’s continued close monitoring of the Portfolio. The Board also noted the Portfolio’s portfolio manager change effective July 2008. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly

22

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lord Abbett Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group, Expense Universe and the Sub-advised Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

23

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Lord Abbett Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Investment Management

Portfolio Manager Commentary*

Performance

Since its inception on April 30, 2010 through December 31, 2010, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 3.40% and 3.20%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 3.79%.

Market Environment/Conditions

Over the last eight months of 2010, the leveraged loan market as measured by the S&P/LSTA Leveraged Loan Index advanced 3.79%. The market began this eight month period declining more than 2% in May and June with concerns of European sovereign debt woes, the equity market “flash crash”, and the oil spill in the Gulf of Mexico. Since June, the leveraged loan market has recovered, posting six consecutive months of positive gains. Receding fears over a European contagion, deflation, and a possible double dip recession in the U.S. has contributed to a healthier tone in the leveraged loan market over this period. As a result, investors in search of yield have returned to taking on incremental credit risk, evidenced by improved inflows into high yield bond and bank loan mutual funds. According to AMG data, high yield bond and bank loan mutual fund inflows for the last six months have totaled approximately $9.8 billion and $5.9 billion, respectively.

Bank loan issuer fundamentals, which have been improving for over the past year, have continued this trend through the fourth quarter of 2010. Operating performance, as measured by year-over-year EBITDA (earnings before interest, taxes, depreciation, and amortization) growth was up 25.6% in the fourth quarter for public filers in the Index according to S&P’s Leveraged Commentary and Data (LCD) (this data is available on a trailing quarter basis). This was the fifth consecutive quarter of such increases. Covenant relief requests and downgrades to CCC rating remained at more modest levels and only two loan issuers defaulted in the fourth quarter, all additional indicators of fundamental improvements. Further signs of strengthening include the improving 12-month market default rate, as measured by S&P/LSTA, which fell to 1.9% in December, down from 3.6% in September, and down from a high of 10.8% just a little over one year ago.

Portfolio Review/Current Positioning

Relative to the Index, the Portfolio maintained a greater focus on higher quality loans. The lower quality CCC loan group was the strongest-performing segment of the market over the eight month period ended December 31, 2010, delivering a positive return of 7.1%. The Portfolio’s underweight to these riskier loans detracted from relative performance. The Portfolio’s overweight to higher quality B loans, which posted a 4.5% return over the period, helped to partially offset relative losses. The Portfolio has not held any loans in payment default over the last eight months which has also benefited relative results as defaulted loans in the Index fell 2.4% over the period.

The Portfolio employs a rigorous, bottom-up credit research process where loan selection drives Portfolio performance. That said, analyzing results from the perspective of industry exposures, the Portfolio’s underweight exposure to two of the stronger-performing industries during the quarter, Radio & Television and Building & Development, detracted from relative performance. These industries advanced 9.3% and 4.8%, respectively, over the last eight months. Overweight exposures to the Aerospace & Defense and Chemicals and Plastics industries buoyed relative results. The Portfolio’s largest underweight exposure was in the Publishing industry. This industry lagged the Index, posting a negative 1.2% return for the period, benefiting the Portfolio’s relative performance.

As of December 31, 2010, the Portfolio was extremely diversified with 275 loan issuer positions. The Portfolio has a greater focus on higher quality loans relative to the Index. This is expressed in the average loan price of $98.72 for the Portfolio vs. a $95.64 average loan price for the Index as of December 31, 2010.

Scott H. Page, CFA

Craig P. Russ

Andrew N. Sveen, CFA

Portfolio Managers

Eaton Vance Management

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Investment Management

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2010

Top Issuers

% of Net Assets
SunGard Data Systems, Inc.	1.2
Community Health Systems, Inc.	1.2
Charter Communications Operating LLC	1.1
HCA Holdings, Inc.	1.1
UPC Financing Partnership	1.1
Health Management Associates, Inc.	1.1
Ineos U.S. Finance LLC	1.0
Rite Aid Corp.	0.9
Biomet, Inc.	0.9
Nielsen Finance LLC	0.9

Top Sectors

% of Market Value of Total Investments
Senior Floating-Rate Interests	93.4
Short-Term Investments	6.6

2

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Met/Eaton Vance Floating Rate Portfolio managed by Eaton Vance Management vs. S&P/LSTA Leveraged Loan Index1

Cumulative Return[2] (for the period ended 12/31/10)
Cumulative Since Inception[3]
Met/Eaton Vance Floating Rate Portfolio—Class A	3.40%
Class B	3.20%
S&P/LSTA Leveraged Loan Index[1]	3.79%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P/LSTA Leveraged Loan Index is a weekly total return index that uses Mark-to-Market Pricing to calculate market value change. The Index tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 “Cumulative Return” is calculated including reinvestment of all income and capital gain distributions.

3 Inception of the Class A and Class B shares is 4/30/10. Index returns are based on an inception date of 4/30/10.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.68%	$1,000.00	$1,055.10	$3.52
Hypothetical*	0.68%	1,000.00	1,021.78	3.47

Class B(a)
Actual	0.93%	$1,000.00	$1,054.10	$4.82
Hypothetical*	0.93%	1,000.00	1,020.52	4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent two month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

4

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Principal Amount	Value

Senior Floating-Rate Interests(a) - 94.6%
Aerospace and Defense - 2.7%
Booz Allen Hamilton, Inc., Term Loan 6.000%, due 07/31/15	$2,337,990	$2,348,803
DAE Aviation Holdings, Inc., Term Loan 4.040%, due 07/31/14	3,048,884	3,018,395
Delos Aircraft, Inc., Term Loan 7.000%, due 03/17/16	1,075,000	1,095,156
DynCorp International LLC, Term Loan 6.250%, due 07/05/16	573,562	578,581
Hawker Beechcraft Acquisition Co. LLC Letter of Credit Facility Deposits 2.303%, due 03/26/14	112,412	98,742
Term Loan 2.270%, due 03/26/14	1,875,413	1,647,349
IAP Worldwide Services, Inc., First Lien Term Loan 8.250%, due 12/30/12	997,053	995,184
International Lease Finance Corp., Term Loan 6.750%, due 03/17/15	1,450,000	1,477,188
Transdigm, Inc., Term Loan 5.000%, due 12/06/16	1,425,000	1,441,477
Triumph Group, Inc., Term Loan 4.500%, due 06/16/16	374,063	376,588
Wesco Aircraft Hardware Corp., Term Loan 2.520%, due 09/30/13	1,299,269	1,299,269
Wyle Services Corp., Incremental Term Loan 7.750%, due 03/25/16	548,624	550,681

		14,927,413

Air Transport - 0.4%
Delta Air Lines, Inc., Term Loan 2.280%, due 04/30/12	2,000,000	1,966,666

Auto components - 1.5%
Federal-Mogul Corp., Term Loan 2.210%, due 12/29/14	2,314,038	2,164,040
2.199%, due 12/28/15	2,251,940	2,105,967
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan 1.960%, due 04/30/14	3,000,000	2,928,750
Tenneco, Inc., Term Loan 5.053%, due 06/03/16	995,000	1,003,084

		8,201,841

Automobile - 1.7%
Ford Motor Co., Term Loan 3.020%, due 12/16/13	2,152,389	2,142,630
3.030%, due 12/16/13	1,957,235	1,952,064

Security Description	Principal Amount	Value

Automobile - continued
Hertz Corp. (The) Synthetic Letter of Credit 0.284%, due 12/21/12	$379,938	$377,774
Term Loan 2.020%, due 12/21/12	2,044,122	2,032,483
KAR Holdings, Inc., Term Loan 3.020%, due 10/18/13	1,220,055	1,215,175
Metaldyne Co. LLC, Term Loan 7.750%, due 10/28/16	573,563	583,600
Pinafore LLC, Term Loan 6.250%, due 09/29/16(b)	1,307,273	1,327,233

		9,630,959

Automotive - 0.7%
Allison Transmission, Inc., Term Loan 3.027%, due 08/07/14	2,828,300	2,769,378
Viking Acquisition, Term Loan 6.000%, due 11/05/16	1,075,000	1,079,031

		3,848,409

Beverage, Food and Tobacco - 1.4%
Green Mountain Coffee Roasters, Inc., Term Loan 5.500%, due 12/16/16(b)	1,700,000	1,706,021
JRD Holdings, Inc., Term Loan 2.520%, due 07/02/14	2,100,000	2,077,687
Michael Foods Group, Inc., Term Loan 6.261%, due 06/29/16(b)	444,318	451,353
Pierre Foods, Inc., First Lien Term Loan 7.000%, due 09/30/16	1,271,813	1,268,103
Wm. Bolthouse Farms, Inc., Term Loan 5.500%, due 02/11/16	2,153,193	2,165,305

		7,668,469

Broadcast Media - 0.9%
Block Communications, Inc., Term Loan 2.303%, due 12/22/11	1,117,704	1,084,173
Intelsat Corp.
Incremental Term Loan 2.790%, due 01/03/14(c)	649,791	648,654
Term Loan 2.790%, due 01/03/14(c)	3,483,158	3,477,062

		5,209,889

Broadcast Radio and Television - 0.4%
Univision Communications, Inc., Term Loan 2.511%, due 09/29/14	1,102,374	1,055,312
4.511%, due 03/31/17	1,102,374	1,050,011

		2,105,323

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Principal Amount	Value

Broadcasting and Entertainment - 1.6%
Mediacom Broadband LLC, Term Loan 4.500%, due 10/23/17	$1,990,000	$1,965,955
Mediacom LLC, Term Loan 4.500%, due 10/23/17	498,747	489,395
UPC Financing Partnership, Term Loan 4.251%, due 12/30/16	3,000,000	2,976,750
4.251%, due 12/29/17	3,300,000	3,256,173

		8,688,273

Brokerage/Securites Dealers/Investment Houses - 0.4%
Citco III, Ltd., Term Loan 4.457%, due 06/30/14	2,538,199	2,462,053

Buildings and Real Estate - 0.9%
Armstrong World Industries, Inc., Term Loan 5.000%, due 05/23/17	925,000	933,672
Beacon Sales Acquisition, Inc., Term Loan 2.280%, due 09/30/13	1,548,863	1,475,292
Brickman Group Holdings Inc., Term Loan 7.250%, due 10/14/16	725,000	735,271
RE/MAX International, Inc., Term Loan 5.500%, due 04/15/16	1,985,000	1,997,406

		5,141,641

Business Equipment and Services - 3.1%
Acosta, Inc., Term Loan 2.520%, due 07/28/13	2,877,461	2,846,290
Activant Solutions, Inc., Term Loan 2.813%, due 05/01/13	185,869	183,429
4.813%, due 02/02/16	1,112,697	1,114,088
Acxiom Corp., Extended Term Loan 3.288%, due 03/15/15	1,105,664	1,118,075
Audatex North America, Inc., Term Loan 2.063%, due 05/16/14	1,436,463	1,419,405
Brand Energy & Infrastructure Services, Inc., Term Loan 2.563%, due 02/07/14	1,871,511	1,808,348
Dealer Computer Services, Inc., Term Loan 5.250%, due 04/21/17	1,774,725	1,789,422
Education Management LLC, Term Loan 2.063%, due 06/03/13	2,472,224	2,417,114
Fifth Third Processing Solutions LLC, Term Loan 5.500%, due 11/03/16	575,000	580,462
Softlayer Technologies, Inc., Term Loan 7.750%, due 11/05/16	425,000	427,258

Security Description	Principal Amount	Value

Business Equipment and Services - continued
West Corp., Term Loan 2.720%, due 10/24/13	$309,978	$307,531
4.570%, due 07/15/16	2,679,124	2,690,606
4.590%, due 07/15/16	759,565	762,413

		17,464,441

Cable Television - 1.9%
Atlantic Broadband Finance LLC, Term Loan 5.000%, due 11/27/15	892,826	899,941
Charter Communications Operating LLC Extended Term Loan 3.560%, due 09/06/16	2,977,443	2,944,879
Term Loan 2.270%, due 03/06/14	3,406,438	3,369,083
Insight Midwest Holdings LLC, Term Loan 2.020%, due 04/07/14	2,206,420	2,152,638
MCC Iowa LLC, Term Loan 2.010%, due 01/31/15	1,209,697	1,162,812

		10,529,353

Cargo Transport - 0.5%
Swift Transportation Co. Inc., Term Loan 6.750%, due 12/16/16	2,575,000	2,581,759

Casinos & Gaming - 0.6%
Isle of Capri Casinos, Inc.
Delayed Draw Term Loan 5.000%, due 11/25/13	1,091,536	1,093,719
Term Loan 5.000%, due 11/25/13	1,488,432	1,491,409
Penn National Gaming, Inc., Term Loan 2.030%, due 10/03/12	500,000	498,959

		3,084,087

Chemicals, Plastics and Rubber - 6.0%
Arizona Chemical, Inc., Term Loan 6.750%, due 11/21/16	346,277	350,822
Celanese US Holdings LLC, Extended Term Loan 3.290%, due 10/31/16	1,755,557	1,767,627
Chemtura, DIP Loan 5.500%, due 08/27/16	1,200,000	1,213,500
Cristal Inorganic Chemicals US, Inc., Term Loan 2.553%, due 05/15/14	1,478,385	1,464,217
General Chemical Corp., Term Loan 6.750%, due 10/06/15	374,063	377,803
Huntsman International LLC, Term Loan 1.780%, due 04/21/14	1,880,420	1,843,067

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Principal Amount	Value

Chemicals, Plastics and Rubber - continued
Ineos U.S. Finance LLC, Term Loan 7.501%, due 12/16/13	$2,732,571	$2,824,796
8.001%, due 12/16/14	2,830,381	2,925,907
ISP Chemco, Inc., Term Loan 1.813%, due 06/04/14	1,389,203	1,364,459
Kraton Polymers LLC, Term Loan 2.313%, due 05/13/13	1,830,287	1,800,545
MacDermid, Inc., Term Loan 2.261%, due 04/12/14	1,958,489	1,872,194
Momentive Performance Materials, Inc. (Nautilus), Term Loan 2.563%, due 12/04/13	2,086,641	2,035,919
Momentive Specialty Chemicals, Inc., Extended Term Loan 4.063%, due 05/05/15	3,255,960	3,220,233
Nalco Co., Term Loan 4.500%, due 10/05/17	872,812	881,759
Omnova Solutions, Inc., Term Loan 5.750%, due 05/31/17	325,000	328,250
Polymer Group, Inc., Term Loan 4.500%, due 11/22/12	1,323,729	1,320,420
7.000%, due 11/24/14	2,190,550	2,190,550
Rockwood Specialties Group, Inc., Term Loan 4.500%, due 07/30/12	2,487,571	2,497,937
Solutia, Inc., Term Loan 0.000%, due 03/17/17	962,500	970,020
Styron S.A.R.L. LLC, Term Loan 7.500%, due 06/17/16	1,962,342	1,994,844

		33,244,869

Commercial Services - 0.3%
Language Line, LLC, New Term Loan B 6.250%, due 07/03/16	1,425,000	1,439,250

Computer Software & Services - 1.4%
SunGard Data Systems, Inc., Term Loan 2.010%, due 02/28/14	3,407,838	3,329,563
3.910%, due 02/26/16	3,407,837	3,387,605
Sunquest Information Systems, Inc., Term Loan 6.250%, due 12/16/16	1,000,000	1,000,000

		7,717,168

Containers & Packaging-Metal & Glass - 0.9%
BWAY Corp., Term Loan 5.520%, due 06/16/17	500,343	504,095
5.560%, due 06/16/17	46,907	47,259
Pelican Products, Inc., Term Loan 5.750%, due 11/30/16	500,000	503,281

Security Description	Principal Amount	Value

Containers & Packaging-Metal & Glass - continued
Reynolds Group Holdings, Inc. Dollar Term Loan 6.750%, due 05/05/16	$1,471,992	$1,487,326
Incremental Term Loan 6.250%, due 05/05/16	567,813	573,136
Term Loan 6.500%, due 05/05/16	1,775,000	1,794,717

		4,909,814

Containers & Packaging-Paper - 0.9%
Graham Packaging Co. LP, Term Loan 6.000%, due 09/23/16	2,443,875	2,475,443
Graphic Packaging International, Inc., Term Loan 2.290%, due 05/16/14	2,539,497	2,508,865

		4,984,308

Containers & Packaging-Plastics - 0.5%
Berry Plastics Corp., Term Loan 2.284%, due 04/03/15	1,786,083	1,689,411
Consolidated Container Co. LLC, Term Loan 2.500%, due 03/28/14	997,253	922,459

		2,611,870

Diversified/Conglomerate Manufacturing - 1.7%
Affinion Group, Inc., Term Loan 5.000%, due 10/10/16	1,985,000	1,979,107
AMSCAN Holdings, Inc., Term Loan 7.350%, due 12/04/17	997,500	998,436
Manitowoc Co., Inc. (The), Term Loan 8.000%, due 11/06/14	1,095,722	1,107,591
Mitchell International, Inc., Term Loan 2.313%, due 03/28/14	2,178,110	2,039,937
N.E.W. Holdings I LLC, Secured Term Loan 6.000%, due 03/23/16	1,885,714	1,878,055
Vangent, Inc., Term Loan 2.290%, due 02/14/13	1,719,364	1,676,380

		9,679,506

Diversified/Conglomerate Services - 2.8%
Advantage Sales & Marketing, Inc., Term Loan 5.250%, due 12/14/17	2,225,000	2,234,178
Altegrity, Inc. Incremental Term Loan 7.750%, due 02/21/15	472,625	474,988
Term Loan 3.054%, due 02/21/15	2,778,406	2,667,270
Aquilex Holdings LLC, Term Loan 5.500%, due 04/01/16	884,392	882,918

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Principal Amount	Value

Diversified/Conglomerate Services - continued
Compass Minerals Group, Inc. Extended Term Loan 3.050%, due 01/15/16	$1,616,524	$1,620,565
Term Loan 1.790%, due 12/22/12	345,473	345,905
Getty Images, Inc., Term Loan 5.250%, due 11/07/16	4,239,375	4,281,239
ServiceMaster Co. Delayed Draw Term Loan 2.770%, due 07/24/14	90,099	86,585
Term Loan 2.770%, due 07/24/14	904,746	869,461
Trans Union, LLC, Term Loan 6.750%, due 06/15/17	1,994,988	2,026,409

		15,489,518

Electronics/Electrical - 4.3%
Aspect Software, Inc., Term Loan 6.250%, due 04/19/16	1,989,987	2,001,181
Fender Musical Instruments Corp, Term Loan 2.520%, due 06/09/14	1,209,011	1,127,403
Freescale Semiconductor, Inc., Extended Term Loan 4.508%, due 12/01/16	1,881,718	1,827,618
InfoGroup, Inc., Term Loan 6.250%, due 07/01/16	472,625	477,548
Infor Enterprise Solutions Holdings, Inc. Extended Dollar Term Loan 5.020%, due 07/28/15	2,422,198	2,216,312
Extended Term Loan 6.020%, due 07/28/15	1,416,521	1,356,673
Microsemi Corp., Term Loan 5.000%, due 11/02/17	500,000	504,375
Network Solutions LLC, Term Loan 2.520%, due 03/07/14	960,934	917,692
Protection One Alarm Monitoring, Inc., Term Loan 6.000%, due 05/16/16	1,055,013	1,058,969
Sabre, Inc., Term Loan 2.270%, due 09/30/14	3,998,100	3,734,641
Sensata Technologies Finance Co. LLC, Term Loan 2.038%, due 04/26/13	2,882,577	2,819,881
Serena Software, Inc., Term Loan 2.303%, due 03/10/13	1,700,000	1,661,750
Shield Finance Co. S.A.R.L., Term Loan 7.752%, due 06/15/16	541,750	541,750
Spansion LLC, Term Loan 6.500%, due 01/08/15	559,437	566,197

Security Description	Principal Amount	Value

Electronics/Electrical - continued
VeriFone, Inc., Term Loan 3.020%, due 10/31/13	$2,522,516	$2,528,822
Vertafore, Inc., Term Loan 6.750%, due 07/29/16	572,125	575,701

		23,916,513

Entertainment - 0.8%
Six Flags Theme Parks, Inc., Term Loan 5.500%, due 06/30/16	2,385,065	2,410,406
Universal City Development Partners, Ltd., Term Loan 5.500%, due 11/06/14	1,984,962	2,006,045

		4,416,451

Finance - 1.8%
Asset Acceptance Capital Corp., Term Loan 3.800%, due 06/05/13	1,825,852	1,769,556
Fidelity National Information Solutions, Inc., Term Loan 5.250%, due 07/18/16	1,521,188	1,542,256
First Data Corp., Term Loan 3.011%, due 09/24/14	1,913,830	1,768,649
Grosvenor Capital Management Holdings, LLLP, Extended Term Loan 4.313%, due 12/05/16	1,527,836	1,508,738
Harbourvest Partners, LLC, Term Loan 6.250%, due 12/14/16	850,000	854,250
Interactive Data Corp, Term Loan 6.750%, due 01/27/17	920,375	934,752
Lender Processing Services, Inc., Term Loan 2.761%, due 07/02/14	1,568,239	1,520,212

		9,898,413

Financial Intermediaries - 2.1%
iPayment, Inc., Term Loan 2.290%, due 05/10/13	1,349,340	1,308,860
LPL Holdings, Inc. Extended Term Loan 4.250%, due 06/25/15	1,883,029	1,897,152
Term Loan 2.040%, due 06/28/13	598,221	599,156
5.250%, due 06/28/17	1,364,687	1,385,158
MSCI, Inc., Term Loan 4.750%, due 06/01/16	2,064,625	2,082,046
Nuveen Investments, Inc., Term Loan 3.300%, due 11/13/14	876,204	835,406
5.800%, due 05/12/17	1,023,796	976,126
SS&C Technologies, Inc., Term Loan 2.300%, due 11/23/12	2,697,849	2,684,359

		11,768,263

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Principal Amount	Value

Food Service - 1.6%
Aramark Corp. Extended Letter of Credit 3.511%, due 07/26/16	$154,267	$154,374
Extended Term Loan 3.553%, due 07/26/16	2,345,733	2,347,361
Synthetic Letter of Credit 2.136%, due 01/27/14	160,084	159,041
Term Loan 2.178%, due 01/27/14	1,987,191	1,974,238
Cracker Barrel Old Country Store, Inc., Term Loan 2.790%, due 04/27/16	1,211,725	1,212,230
Dave & Buster’s, Inc., Term Loan 6.000%, due 06/01/16	497,500	498,122
OSI Restaurant Partners LLC Revolving Term Loan 2.560%, due 06/14/13	235,111	225,021
Term Loan 2.625%, due 06/14/14	2,524,431	2,416,090

		8,986,477

Food, Beverages & Tobacco - 1.5%
American Seafoods Group LLC, Term Loan 5.500%, due 05/07/15	440,221	441,872
Dean Foods Co., Term Loan 1.810%, due 04/02/14	2,681,695	2,575,545
Dole Food Co., Inc., Term Loan 5.040%, due 03/02/17	1,740,086	1,753,862
Earthbound Farm Holdings III, LLC, Term Loan 7.250%, due 12/28/16	475,000	479,156
Pinnacle Foods Holdings Corp., Term Loan 2.761%, due 04/02/14	2,500,000	2,456,835
6.000%, due 04/02/14	499,472	505,924

		8,213,194

Food/Drug Retailers - 0.4%
Roundy’s Supermarkets, Inc., Extended Term Loan 7.000%, due 11/03/13	2,480,620	2,484,869

Forest Products - 0.7%
Georgia-Pacific Corp., Term Loan 2.303%, due 12/20/12	1,525,506	1,526,634
2.300%, due 12/21/12	2,179,117	2,180,727

		3,707,361

Health Care - 2.1%
1-800 Contacts, Inc., Term Loan 7.700%, due 03/04/15	907,189	904,920

Security Description	Principal Amount	Value

Health Care - continued
CareStream Health, Inc., Term Loan 2.261%, due 04/30/13	$2,191,024	$2,150,247
Health Management Associates, Inc., Term Loan 2.053%, due 02/28/14	5,950,541	5,850,500
Quintiles Transnational Corp., Term Loan 2.310%, due 03/29/13	2,249,612	2,243,988
SkillSoft Corp., Term Loan 6.500%, due 05/26/17	497,500	502,683

		11,652,338

Health Care-Equipment & Supplies - 0.3%
Convatec, Inc., Term Loan 5.750%, due 12/22/16	950,000	962,754
Hanger Orthopedic Group, Inc, Term Loan 5.250%, due 11/17/16	425,000	429,250
Mylan Laboratories, Inc., Term Loan 3.563%, due 10/02/14	509,422	511,729

		1,903,733

Health Care-Providers & Services - 2.4%
Ascend Learning, Term Loan 7.750%, due 12/06/16	725,000	712,313
Community Health Systems, Inc. Delayed Draw Term Loan 2.544%, due 07/25/14	339,404	331,492
Extended Term Loan 3.794%, due 01/25/17	2,198,033	2,193,754
Term Loan 2.544%, due 07/25/14	4,257,982	4,158,720
DaVita, Inc., Term Loan 4.500%, due 10/20/16	1,875,000	1,895,257
Medassets, Inc., Term Loan 5.250%, due 11/16/16	600,000	603,875
Res-Care, Inc., Term Loan 6.250%, due 12/22/16	550,000	541,750
Vanguard Health Holding Co. II LLC, Term Loan 5.000%, due 01/29/16	2,729,427	2,747,053

		13,184,214

Health Care, Education and Childcare - 9.8%
Alere, Inc., Term Loan 2.264%, due 06/26/14	2,778,406	2,722,838
Alliance Healthcare Services, Inc., Term Loan 5.500%, due 06/01/16	2,449,009	2,454,368
Ardent Medical Services, Inc., First Lien Term Loan 0.000%, due 09/15/15	1,000,000	1,000,417

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Principal Amount	Value

Health Care, Education and Childcare - continued
Aveta Holdings, LLC, Term Loan 8.500%, due 04/14/15	$980,234	$971,248
Biomet, Inc., Term Loan 3.290%, due 03/25/15	4,961,539	4,954,448
Catalent Pharma Solutions, Dollar Term Loan 2.511%, due 04/10/14	2,282,262	2,173,855
CRC Health Corp., Term Loan 2.553%, due 02/06/13	1,638,723	1,588,537
DJO Finance LLC, Term Loan 3.261%, due 05/20/14	3,071,113	3,028,885
Emdeon Business Services LLC Incremental Term Loan 4.500%, due 11/18/13(b)	997,500	1,003,734
Term Loan 2.270%, due 11/18/13	1,785,109	1,782,877
Fresenius U.S. Finance I, Inc., Term Loan 4.500%, due 09/10/14	987,842	996,949
Grifols, Inc., Term Loan 0.000%, due 11/23/16	1,325,000	1,342,115
HCA Holdings, Inc. Extended Term Loan 3.553%, due 03/31/17	4,500,000	4,499,064
Term Loan 2.553%, due 11/18/13	1,781,543	1,766,400
Ikaria Acquisition, Inc., Term Loan 7.000%, due 05/16/16	447,500	417,853
IMS Health, Inc., Term Loan 5.250%, due 02/26/16	2,228,040	2,255,890
inVentiv Health, Inc., Term Loan 6.500%, due 08/04/16	472,625	477,056
Laureate Education, Inc., Term Loan 7.000%, due 08/31/14	987,500	986,883
MPT Operating Partnership LP, Term Loan 5.000%, due 05/17/16	696,500	696,500
Multiplan, Inc., Term Loan 6.500%, due 08/26/17	1,526,539	1,544,428
National Mentor Holdings, Inc. Letter of Credit 2.261%, due 06/29/13	87,607	84,103
Term Loan 2.270%, due 06/29/13	1,401,387	1,345,332
Prime Healthcare Services,Inc., Term Loan 7.250%, due 04/22/15	997,488	970,057
Radnet Management, Inc., Term Loan 5.750%, due 04/01/16	992,500	987,537
Rehabcare Group, Inc., Term Loan 6.000%, due 11/24/15	1,199,333	1,207,729

Security Description	Principal Amount	Value

Health Care, Education and Childcare - continued
Renal Advantage Holdings, Inc., Term Loan 5.750%, due 12/08/16	$475,000	$477,821
Select Medical Corp., Extended Term Loan 4.040%, due 08/22/14	2,792,911	2,799,894
TZ Merger Sub, Inc., Term Loan 6.750%, due 08/04/15	2,138,258	2,142,712
Universal Health Services, Inc., Term Loan 5.500%, due 11/15/16(b)	1,325,000	1,344,511
VWR Funding, Inc., Term Loan 2.761%, due 06/30/14	2,400,000	2,343,000
Warner Chilcott Co. LLC, Term Loan 0.000%, due 10/30/14 - 04/30/15(b)	2,041,596	2,052,494
Warner Chilcott Corp., Term Loan 0.000%, due 04/30/15 (b)	958,404	965,965
WC Luxco S.A.R.L., Term Loan 6.500%, due 02/22/16	1,065,338	1,076,904

		54,462,404

Home and Office Furnishings, Housewares, and Durable Consumer Products - 0.4%
National Bedding Co., LLC, Term Loan 3.813%, due 11/28/13	2,181,212	2,170,306

Hotel, Motel, Inns and Gaming - 1.1%
Harrah’s Operating Co., Inc., Term Loan 3.288%, due 01/28/15	3,000,000	2,718,634
Las Vegas Sands LLC Extended Delayed Draw Term Loan 3.030%, due 11/23/16	585,828	564,897
Extended Term Loan 3.030%, due 11/23/16	1,237,528	1,193,219
VML U.S. Finance LLC, Term Loan 4.800%, due 05/27/13	1,839,955	1,844,746

		6,321,496

Household Products - 0.5%
Goodman Global Holdings, Inc., Term Loan 5.750%, due 10/28/16	1,122,188	1,129,803
Spectrum Brands, Inc., Term Loan 8.000%, due 06/16/16	1,813,333	1,853,141

		2,982,944

Insurance - 2.4%
Alliant Holdings I, Inc., Term Loan 3.303%, due 08/21/14	2,147,894	2,104,936
Applied Systems, Inc., Term Loan 5.500%, due 12/06/16	925,000	928,469

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Principal Amount	Value

Insurance - continued
Asurion Corp., Term Loan 3.270%, due 07/03/14	$4,168,342	$3,965,785
6.750%, due 03/31/15	850,000	853,415
CCC Information Services, Inc., Term Loan 5.500%, due 11/11/15	950,000	958,004
Conseco, Inc., Term Loan 7.500%, due 09/30/16	950,000	958,313
Hub International Holding, Inc., Delayed Draw Term Loan 2.803%, due 06/13/14	183,055	178,078
Hub International Holdings, Inc., Term Loan 2.803%, due 06/13/14	2,203,566	2,143,657
USI Holdings Corp., Term Loan 2.770%, due 05/05/14	1,389,203	1,345,791

		13,436,448

Leisure - 1.0%
AMC Entertainment, Inc., Extended Term Loan 3.503%, due 12/16/16	3,968,668	3,984,793
Orbitz Worldwide, Inc., Term Loan 3.280%, due 07/25/14	2,000,000	1,873,750

		5,858,543

Leisure Equipment & Products - 1.4%
Bombardier Recreational Products, Inc., Term Loan 3.270%, due 06/28/13	1,784,810	1,688,132
Travelport LLC Extended Delayed Draw Term Loan 4.963%, due 08/21/15	2,981,992	2,832,147
Extended Term Loan 4.963%, due 08/21/15	1,692,647	1,607,591
Yankee Candle Co., Inc. (The), Term Loan 2.290%, due 02/06/14	1,668,906	1,650,966

		7,778,836

Leisure, Amusement, Motion Pictures, Entertainment - 1.2%
Carmike Cinemas, Inc., Term Loan 5.500%, due 01/27/16	1,999,990	2,011,062
Cedar Fair LP, Term Loan 5.500%, due 12/15/16	1,969,468	1,993,031
Clubcorp. Operations, Inc., Term Loan 6.000%, due 11/09/16	400,000	403,250
Miramax Film NY, LLC, Term Loan 7.750%, due 06/03/16	650,000	659,750
Zuffa LLC, Term Loan 2.313%, due 06/19/15	1,686,890	1,661,586

		6,728,679

Security Description	Principal Amount	Value

Lodging and Casinos - 0.2%
LodgeNet Entertainment Corp., Term Loan 2.310%, due 04/04/14	$1,138,462	$1,057,822

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) - 0.4%
Rexnord Corp., Term Loan 2.563%, due 07/19/13	2,232,221	2,182,927

Manufacturing - 2.3%
Dresser, Inc., Term Loan 2.534%, due 05/04/14	1,388,763	1,387,244
Harbor Freight Tools USA, Inc., Term Loan 6.500%, due 12/22/17	2,200,000	2,200,000
JohnsonDiversey, Inc., Term Loan 5.250%, due 11/24/15	1,179,634	1,190,693
Polypore, Inc., Incremental Term Loan 2.270%, due 07/03/14	1,989,478	1,967,097
Sensus Metering Systems, Inc., Term Loan 7.000%, due 06/03/13	3,108,424	3,129,794
TriMas Corp., Term Loan 6.000%, due 12/15/15	2,855,507	2,876,923

		12,751,751

Media - 0.6%
National CineMedia LLC, Term Loan 2.060%, due 02/13/15	3,400,000	3,348,391

Metals & Mining - 0.2%
Novelis, Inc., Term Loan 5.250%, due 12/28/16	1,350,000	1,369,406

Mining, Steel, Iron and Non-Precious Metals - 0.5%
Fairmount Minerals, Ltd., Term Loan 6.270%, due 08/05/16	596,357	607,663
Noranda Aluminum Acquisition Corp., Term Loan 2.011%, due 05/18/14	428,116	424,904
Oxbow Carbon and Mineral Holdings, LLC, Term Loan 3.800%, due 05/08/16	1,832,767	1,831,622

		2,864,189

Oil and Gas - 0.9%
Big West Oil, LLC, Term Loan 7.000%, due 03/31/16	475,000	480,938
Citgo Petroleum Corp., Term Loan 8.000%, due 06/24/15	341,250	352,714
9.000%, due 06/23/17	1,592,000	1,663,143
Obsidian Natural Gas Trust, Term Loan 7.000%, due 11/02/15	2,150,000	2,176,875
Sheridan Production Partners I LLC, Term Loan 7.500%, due 04/20/17	605,425	611,006

		5,284,676

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Principal Amount	Value

Other Broadcasting and Entertainment - 0.3%
Mediacom Illinois LLC, Term Loan 5.500%, due 03/31/17	$1,975,000	$1,963,879

Personal Non-Durable Consumer Prod. - 0.7%
Bausch and Lomb, Inc. Delayed Draw Term Loan 3.511%, due 04/24/15	895,359	893,525
Term Loan 3.540%, due 04/24/15	1,790,769	1,785,170
Jarden Corp., Term Loan 3.553%, due 01/26/15	1,482,024	1,493,603

		4,172,298

Personal Products - 0.1%
Prestige Brands, Inc., Term Loan 4.750%, due 03/24/16	550,000	555,500

Personal, Food and Miscellaneous Services - 0.9%
Dineequity, Inc., Term Loan 6.000%, due 10/19/17	1,148,778	1,168,695
Dunkin’ Brands, Inc., Term Loan 5.750%, due 11/23/17	1,825,000	1,849,167
QCE LLC, Term Loan 5.010%, due 05/05/13	991,672	886,307
Sagittarius Restaurants LLC, Term Loan 7.510%, due 05/18/15	330,469	331,088
Wendy’s/Arby’s Restaurants LLC, Term Loan 5.000%, due 05/24/17	547,250	550,602

		4,785,859

Publishing & Printing - 1.0%
Cengage Learning Acquisitions, Inc., Term Loan 2.550%, due 07/03/14	1,989,730	1,876,565
Merrill Communications LLC, Term Loan 8.500%, due 12/24/12	1,593,936	1,589,951
Valassis Communications, Inc., Term Loan 2.560%, due 03/02/14	1,396,905	1,397,778
Visant Corp., Term Loan 7.000%, due 12/22/16	673,313	681,799

		5,546,093

Radio and TV Broadcasting - 2.3%
Bresnan Communications LLC, Term Loan 4.500%, due 12/14/17	1,325,000	1,334,937
Citadel Broadcasting Corp., Term Loan 4.250%, due 12/30/16	1,000,000	1,005,000
Foxco Acquisition Sub, LLC, Term Loan 7.500%, due 07/14/15	1,994,898	1,983,677

Security Description	Principal Amount	Value

Radio and TV Broadcasting - continued
Intelsat Subsidiary Holding Co., Term Loan 2.790%, due 07/03/13(c)	$2,238,293	$2,225,237
Live Nation Entertainment, Inc., Term Loan 4.500%, due 11/07/16	1,463,938	1,466,365
Nielsen Finance LLC, Term Loan 2.264%, due 08/09/13	2,440,224	2,416,258
4.014%, due 05/02/16	2,481,218	2,472,800

		12,904,274

Restaurants - 0.8%
Burger King Corp., Term Loan 6.250%, due 10/19/16	3,750,000	3,809,265
Denny’s, Inc., Term Loan 6.500%, due 09/20/16	456,000	462,270

		4,271,535

Retail Store - 1.6%
Dollar General Corp., Term Loan 3.010%, due 07/07/14	3,000,000	3,002,550
NBTY, Inc., Term Loan 6.250%, due 10/02/17(b)	2,300,000	2,335,450
Neiman Marcus Group, Inc. (The), Extended Term Loan 4.303%, due 04/06/16	3,384,073	3,355,521

		8,693,521

Retail-Food & Drug - 1.9%
General Nutrition Centers, Inc., Term Loan 2.536%, due 09/16/13	3,500,000	3,480,313
Pantry, Inc. (The), Term Loan 2.020%, due 05/15/14	1,958,087	1,892,002
Rite Aid Corp., Term Loan 2.020%, due 06/04/14	1,494,558	1,363,250
6.000%, due 06/04/14	3,856,262	3,829,750

		10,565,315

Retail-Multiline - 0.2%
Rent-A-Center, Inc., Extended Term Loan 3.310%, due 03/31/15	1,301,874	1,305,129

Retail-Specialty - 0.6%
FTD, Inc., Term Loan 6.750%, due 08/26/14	1,378,562	1,382,008
Savers, Inc., Term Loan 5.750%, due 03/11/16	2,059,437	2,067,161

		3,449,169

Retailers (other than food/drug) - 1.0%
Michaels Stores, Inc., Term Loan 2.563%, due 10/31/13	2,430,406	2,371,310

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Principal Amount	Value

Retailers (other than food/drug) - continued
Pep Boys-Manny, Moe & Jack (The), Term Loan 2.300%, due 10/28/13	$1,454,811	$1,429,352
Petco Animal Supplies, Inc., Term Loan 6.000%, due 11/24/17	1,800,000	1,814,479

		5,615,141

Road & Rail - 0.3%
Kansas City Southern Railway Co. (The), Term Loan 2.040%, due 04/26/13	1,885,195	1,856,917

Steel - 0.5%
John Maneely Co., Term Loan 3.539%, due 12/09/13	2,581,112	2,538,248

Surface Transport - 0.4%
Brenntag Holding GmbH and Co., Term Loan 3.770%, due 01/20/14	2,400,000	2,404,500

Telecommunications - 2.9%
Alaska Communications Systems Holdings, Inc., Term Loan 5.500%, due 10/15/16	1,125,000	1,131,328
Cequel Communications LLC, Term Loan 2.265%, due 11/05/13	3,490,933	3,463,103
ClientLogic Corp., Term Loan 5.790%, due 01/30/14	2,394,165	2,286,428
CommScope, Inc., Term Loan 4.000%, due 12/26/14	1,943,645	1,945,336
MetroPCS Wireless, Inc., Extended Term Loan 3.813%, due 11/04/16(b)	2,200,313	2,212,333
Syniverse Technologies, Inc., Term Loan 0.000%, due 12/21/17	975,000	988,406
Telesat Canada, Term Loan 3.270%, due 10/31/14	4,085,166	4,074,953

		16,101,887

Telecommunications-Wireline - 0.4%
NTELOS, Inc., Term Loan 5.750%, due 08/07/15	1,975,012	1,985,371

Telecommunications/Wireless - 0.6%
Cellular South, Inc., Term Loan 2.040%, due 05/29/14	1,085,625	1,078,840
CSC Holdings, Inc., Extended Term Loan 2.011%, due 03/29/16	2,282,750	2,286,818

		3,365,658

Security Description	Principal Amount	Value

Textiles and Leather - 0.1%
Phillips-Van Heusen Corp., Term Loan 4.750%, due 05/06/16	$607,304	$616,222

Theaters - 1.1%
Cinemark USA, Inc., Extended Term Loan 3.530%, due 04/29/16	2,878,196	2,897,085
Regal Cinemas Corp., Term Loan 3.803%, due 11/21/16	2,948,903	2,963,648

		5,860,733

Utilities - 2.8%
AEI Finance Holding LLC Synthetic Revolving Term Loan 3.303%, due 03/30/12	161,274	159,016
Term Loan 3.303%, due 03/30/14	1,305,857	1,287,575
Calpine Corp., Term Loan 3.145%, due 03/29/14	1,552,070	1,552,902
Covanta Energy Corp. Synthetic Letter of Credit 0.203%, due 02/10/14	421,218	416,304
Term Loan 1.813%, due 02/10/14	823,515	813,907
Dynegy Holdings, Inc. Synthetic Letter of Credit 4.020%, due 04/02/13	4,351,877	4,330,118
Term Loan 4.020%, due 04/02/13	328,352	326,710
NRG Energy, Inc. Extended Letter of Credit 3.553%, due 08/31/15	1,480,067	1,482,287
Extended Term Loan 3.553%, due 08/31/15	841,410	842,813
Synthetic Letter of Credit 2.053%, due 02/01/13	567	564
Term Loan 2.040%, due 02/01/13	176,817	176,059
Texas Competitive Electric Holdings Co. LLC, Term Loan 3.764%, due 10/10/14	2,282,308	1,767,880
3.764%, due 10/10/14	1,488,462	1,153,473
3.764%, due 10/10/14	1,587,692	1,228,026

		15,537,634

Total Senior Floating-Rate Interests (Cost $522,529,697)		526,412,406

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Principal Amount	Value

Short-Term Investments - 6.8%
Repurchase Agreement - 6.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $37,549,031 on 01/03/11 collateralized by $38,205,000 Federal National Mortgage Association at 1.050% due 10/22/13 with a value of $38,300,513. (Cost - $37,549,000)	$37,549,000	$37,549,000

Total Investments - 101.4% (Cost $560,078,697#)		563,961,406

Other Assets and Liabilities (net) - (1.4)%		(7,721,346)

Net Assets - 100.0%		$556,240,060

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $560,080,945. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $5,747,072 and $1,866,611, respectively, resulting in a net unrealized appreciation of $3,880,461.
(a)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This Senior Loan will settle after December 31, 2010, at which time the interest rate will be determined.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees.

Credit Composition as of December 31, 2010 (Unaudited)
Portfolio Composition by Credit Quality	Percent of Fixed Income Value
BBB	4.1
BB	55.0
B	39.4
CCC	0.7
Not Rated	0.8

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—	unadjusted quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—	significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the period from April 30, 2010 (commencement of operations) through December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Senior Floating-Rate Interests
Aerospace and Defense	$—	$14,927,413	$—	$14,927,413
Air Transport	—	1,966,666	—	1,966,666
Auto components	—	8,201,841	—	8,201,841
Automobile	—	9,630,959	—	9,630,959
Automotive	—	3,848,409	—	3,848,409
Beverage, Food and Tobacco	—	7,668,469	—	7,668,469
Broadcast Media	—	1,084,173	4,125,716	5,209,889
Broadcast Radio and Television	—	2,105,323	—	2,105,323
Broadcasting and Entertainment	—	8,688,273	—	8,688,273
Brokerage/Securites Dealers/Investment Houses	—	2,462,053	—	2,462,053
Buildings and Real Estate	—	5,141,641	—	5,141,641
Business Equipment and Services	—	17,464,441	—	17,464,441
Cable Television	—	10,529,353	—	10,529,353
Cargo Transport	—	2,581,759	—	2,581,759
Casinos & Gaming	—	3,084,087	—	3,084,087
Chemicals, Plastics and Rubber	—	33,244,869	—	33,244,869
Commercial Services	—	1,439,250	—	1,439,250
Computer Software & Services	—	7,717,168	—	7,717,168
Containers & Packaging-Metal & Glass	—	4,909,814	—	4,909,814
Containers & Packaging-Paper	—	4,984,308	—	4,984,308
Containers & Packaging-Plastics	—	2,611,870	—	2,611,870
Diversified/Conglomerate Manufacturing	—	9,679,506	—	9,679,506
Diversified/Conglomerate Services	—	15,489,518	—	15,489,518
Electronics/Electrical	—	23,916,513	—	23,916,513
Entertainment	—	4,416,451	—	4,416,451
Finance	—	9,898,413	—	9,898,413
Financial Intermediaries	—	11,768,263	—	11,768,263
Food Service	—	8,986,477	—	8,986,477
Food, Beverages & Tobacco	—	8,213,194	—	8,213,194

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Food/Drug Retailers	$—	$2,484,869	$—	$2,484,869
Forest Products	—	3,707,361	—	3,707,361
Health Care	—	11,652,338	—	11,652,338
Health Care-Equipment & Supplies	—	1,903,733	—	1,903,733
Health Care-Providers & Services	—	13,184,214	—	13,184,214
Healthcare, Education and Childcare	—	54,462,404	—	54,462,404
Home and Office Furnishings, Housewares, and Durable Consumer Products	—	2,170,306	—	2,170,306
Hotel, Motel, Inns and Gaming	—	6,321,496	—	6,321,496
Household Products	—	2,982,944	—	2,982,944
Insurance	—	13,436,448	—	13,436,448
Leisure	—	5,858,543	—	5,858,543
Leisure Equipment & Products	—	7,778,836	—	7,778,836
Leisure, Amusement, Motion Pictures, Entertainment	—	6,728,679	—	6,728,679
Lodging and Casinos	—	1,057,822	—	1,057,822
Machinery (Non-Agriculture, Non-Construct, Non-Electronic)	—	2,182,927	—	2,182,927
Manufacturing	—	12,751,751	—	12,751,751
Media	—	3,348,391	—	3,348,391
Metals & Mining	—	1,369,406	—	1,369,406
Mining, Steel, Iron and Non-Precious Metals	—	2,864,189	—	2,864,189
Oil and Gas	—	5,284,676	—	5,284,676
Other Broadcasting and Entertainment	—	1,963,879	—	1,963,879
Personal Non-Durable Consumer Prod.	—	4,172,298	—	4,172,298
Personal Products	—	555,500	—	555,500
Personal, Food and Miscellaneous Services	—	4,785,859	—	4,785,859
Publishing & Printing	—	5,546,093	—	5,546,093
Radio and TV Broadcasting	—	10,679,037	2,225,237	12,904,274
Restaurants	—	4,271,535	—	4,271,535
Retail Store	—	8,693,521	—	8,693,521
Retail-Food & Drug	—	10,565,315	—	10,565,315
Retail-Multiline	—	1,305,129	—	1,305,129
Retail-Specialty	—	3,449,169	—	3,449,169
Retailers(other than food/drug)	—	5,615,141	—	5,615,141
Road & Rail	—	1,856,917	—	1,856,917
Steel	—	2,538,248	—	2,538,248
Surface Transport	—	2,404,500	—	2,404,500
Telecommunications	—	16,101,887	—	16,101,887
Telecommunications-Wireline	—	1,985,371	—	1,985,371
Telecommunications/Wireless	—	3,365,658	—	3,365,658
Textiles and Leather	—	616,222	—	616,222
Theaters	—	5,860,733	—	5,860,733
Utilities	—	15,537,634	—	15,537,634
Total Senior Floating-Rate Interests	—	520,061,453	6,350,953	526,412,406
Short-Term Investments	—	37,549,000	—	37,549,000
Total Investments	$—	$557,610,453	$6,350,953	$563,961,406

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of April 30, 2010*	Accrued Premium / Discount	Realized Gain / (Loss)	Change in Unrealized Appreciation / (Depreciation)	Purchases	Sales	Balance as of December 31, 2010	Change in Unrealized Appreciation for Investments still held at December 31, 2010
Senior Floating-Rate Interest
Broadcast Media	$—	$13,488	$360	$75,950	$4,056,143	$(20,225)	$4,125,716	$75,950
Radio and TV Broadcasting	—	7,632	172	15,702	2,213,389	(11,658)	2,225,237	15,702

Total	$—	$21,120	$532	$91,652	$6,269,532	$(31,883)	$6,350,953	$91,652

*	Commencement of operations

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$526,412,406
Repurchase Agreement	37,549,000
Cash	6,837,857
Receivable for investments sold	5,193,080
Receivable for shares sold	445,276
Interest receivable	1,339,118

Total assets	577,776,737

Liabilities
Payables for:
Investments purchased	21,010,532
Shares redeemed	129,173
Accrued Expenses:
Management fees	280,846
Distribution and service fees - Class B	3,646
Administration fees	2,743
Custodian and accounting fees	6,558
Deferred trustees’ fees	5,733
Other expenses	97,446

Total liabilities	21,536,677

Net Assets	$556,240,060

Net Assets Represented by
Paid in surplus	$538,280,449
Accumulated net realized gain	1,617,177
Unrealized appreciation on investments	3,882,709
Undistributed net investment income	12,459,725

Net Assets	$556,240,060

Net Assets
Class A	$536,088,990
Class B	20,151,070
Capital Shares Outstanding*
Class A	51,842,899
Class B	1,952,111
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.34
Class B	10.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $522,529,697.

Statement of Operations

For the Period Ended from April 30, 2010* to December 31, 2010

Investment Income
Interest	$14,778,532

Total investment income	14,778,532

Expenses
Management fees	2,033,221
Administration fees	21,519
Custodian and accounting fees	46,065
Distribution and service fees - Class B	13,007
Audit and tax services	102,184
Legal	57,223
Trustees’ fees and expenses	19,740
Shareholder reporting	17,476
Insurance	2,855
Organizational expense	3,000
Miscellaneous	4,044

Total expenses	2,320,334

Net investment income	12,458,198

Net Realized and Unrealized Gain on Investments
Net realized gain on investments	1,617,177
Net change in unrealized appreciation on investments	3,882,709

Net realized and unrealized gain on investments	5,499,886

Net Increase in Net Assets from Operations	$17,958,084

*	Commencement of operations

See accompanying notes to financial statements.

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Statement of Changes in Net Assets

December 31, 2010

Period Ended December 31, 2010(a)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$12,458,198
Net realized gain on investments	1,617,177
Net change in unrealized appreciation on investments	3,882,709

Net increase in net assets resulting from operations	17,958,084

Distributions to Shareholders
From net investment income
Class A	—
Class B	—
From net realized gains
Class A	—
Class B	—

Net change in net assets resulting from distributions	—

Net increase in net assets from capital share transactions	538,281,976

Net Increase in Net Assets	556,240,060

Net assets at end of period	$556,240,060

Undistributed net investment income at end of period	$12,459,725

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended December 31, 2010(a)
	Shares	Value
Class A
Sales	52,811,731	$528,305,213
Reinvestments	—	—
Redemption	(968,832)	(9,684,486)

Net increase	51,842,899	$518,620,727

Class B
Sales	2,128,206	$21,422,182
Reinvestments	—	—
Redemptions	(176,095)	(1,760,933)

Net increase	1,952,111	$19,661,249

Increase derived from capital shares transactions		$538,281,976

(a)	Commencement of operations—4/30/2010

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.25
Net Realized and Unrealized gain on Investments	0.09

Total From Investment Operations	0.34

Less Distributions
Distributions from Net Investment Income	—
Distributions from Net Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$10.34

Total Return (%)	3.40

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.69	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.69	*
Ratio of Net Investment Income to Average Net Assets (%)	3.71	*
Portfolio Turnover Rate (%)	30.7
Net Assets, End of Period (in millions)	$536.1

	Class B
	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.25
Net Realized and Unrealized gain on Investments	0.07

Total From Investment Operations	0.32

Less Distributions
Distributions from Net Investment Income	—
Distributions from Net Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$10.32

Total Return (%)	3.20

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.94	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.94	*
Ratio of Net Investment Income to Average Net Assets (%)	3.73	*
Portfolio Turnover Rate (%)	30.7
Net Assets, End of Period (in millions)	$20.2

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/30/2010.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”) (commenced operations on April 30, 2010), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. The Portfolio’s federal tax return for the period remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees compensation, losses deferred due to wash sales and non-deductible 12b-1 fees, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2010, the Portfolio had no open unfunded loan commitments.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Eaton Vance Management (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended December 31, 2010	% per annum	Average Daily Net Assets

$2,033,221	0.625%	First $100 Million

	0.60%	Over $100 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.80%	1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net daily assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$665,656,503	$—	$148,558,517

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2010 were as follows:

Ordinary Income	Long-Term Capital Gain	Total

$—	$—	$—

There were no distributions paid for the year ending December 31, 2010.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$14,084,883	$—	$3,880,461	$—	$17,965,344

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Met/Eaton Vance Floating Rate Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statements of operations and changes in net assets, and the financial highlights for the period from April 30, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian agent banks and brokers; where replies were not received from the agent banks and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Eaton Vance Floating Rate Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 30, 2010 (commencement of operations) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

29

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Met Investors Series Trust Met/Franklin Income Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Met/Franklin Income Portfolio returned 12.13% and 11.82%, respectively. The Portfolio’s benchmarks, the Barclays Capital Aggregate Bond Index1 and the S&P 500 Index2, returned 6.54% and 15.06%, respectively. A blend of the Barclays Capital U.S. Aggregate Bond Index (50%) and the S&P 500 (50%), returned 11.29%.

Market Environment/Conditions

During the 12 months under review, the U.S. economy advanced unevenly. Domestic equity markets fluctuated as investor confidence shifted with each release of encouraging or discouraging economic, regulatory and political news. Ultimately, stock markets made solid gains for the year. Fixed income markets experienced market volatility similar to that of equity markets as concerns about weak economic data and potential spillover effects of the European debt crisis affected investor sentiment. U.S. Treasury prices rose as yields fell to very low levels during the period. In addition, healthy equity market performance and an improving economic outlook supported the high yield corporate bond market, which also produced solid results for the year.

Portfolio Review/Current Positioning

During the period, the Portfolio benefited from strong performance from both equity and fixed income securities.

Among equity holdings, major contributors to performance included the Energy, Financials and Utilities sectors. Energy sector positions ConocoPhilips, Exxon Mobil and McMoRan Exploration helped results. Financials sector contributors included Citigroup and Wells Fargo, while in the Utilities sector, Southern Co. performed well. Conversely, Dex One, the successor company to publishing solutions provider R. H. Donnelley, was a significant detractor from performance among equity investments.

Significant fixed income contributors to performance included holdings in the Technology, Financials, Energy and Consumer Staples sectors. Individual contributors to performance included high yield bonds from Freescale Semiconductor, CIT Group, First Data and Ford Motor Credit Company (FMCC). In contrast, power generation companies including Energy Future Holdings and Dynegy detracted from performance largely due to the negative impact of lower power prices on profitability.

We increased the Portfolio’s exposure to several equity sectors during the year, with some of the largest increases to Energy, Health Care and Telecommunication Services. In the Energy sector, we initiated positions in integrated oil holding BP (U.K.) and oilfield services companies Schlumberger and Baker Hughes. New Health Care positions were Roche Holding (Switzerland) and Pfizer, which we purchased because we believed they offered a combination of attractive dividends and valuation. We increased the Telecommunication Services sector’s international exposure by adding to our existing position in Vodafone Group (U.K.) and initiating a new position in Telstra (Australia).

Within fixed income, we reduced holdings in the Communications, Consumer Staples and Consumer Discretionary sectors and increased holdings in Financials and Technology. Within Financials, we initiated a position in bank holding company CIT Group. In Information Technology, we added investments across electronic payment company First Data Corp’s capital structure by purchasing bank debt and subordinated debt securities.

During the year, the Portfolio’s overall asset allocation gradually shifted as we reduced fixed income exposure and increased exposure to equities. As of December 31, 2010, the Portfolio held approximately 52% of net assets in fixed income securities, 36% in equity securities and 12% in cash equivalents.

Edward Perks, CFA

Franklin Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Met/Franklin Income Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2010

Top Issuers

% of Net Assets
CIT Group, Inc.	4.2
Texas Competitive Electric Holdings Co. LLC	3.8
First Data Corp.	2.5
Federal Home Loan Bank	2.5
HCA Holdings, Inc.	2.3
Chesapeake Energy Corp.	2.3
Exxon Mobil Corp.	2.1
Tenet Healthcare Corp.	1.9
Freescale Semiconductor, Inc.	1.9
Merck & Co., Inc.	1.7

Top Equity Sectors

% of Market Value of Total Investments
Short-Term Investments	20.1
Utilities	9.8
Financials	8.0
Energy	7.2
Others	12.2

Top Fixed Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	39.7
Loan Participation	2.1
Assets-Backed Securities	0.3
Convertible Bonds	0.3
Municipals	0.3

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MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Met/Franklin Income Portfolio managed by

Franklin Advisers, Inc. vs. Barclays Capital U.S. Aggregate Bond Index1 and

S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/10)
	1 Year	Since Inception[4]
Met/Franklin Income Portfolio—Class A	12.13%	5.70%
Class B	11.82%	5.44%
Barclays Capital U.S. Aggregate Bond Index[1]	6.54%	6.17%
S&P 500 Index[2]	15.06%	(1.63)%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS.

2The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4Inception of Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Met/Franklin Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.76%	$1,000.00	$1,122.10	$4.05
Hypothetical*	0.76%	1,000.00	1,021.39	3.86

Class B(a)
Actual	1.01%	$1,000.00	$1,120.40	$5.43
Hypothetical*	1.01%	1,000.00	1,020.08	5.18

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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Met/Franklin Income Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Domestic Bonds & Debt Securities - 44.1%
Auto Components - 0.2%
Goodyear Tire & Rubber Co. (The) 8.250%, due 08/15/20(c)	$600,000	$624,000

Chemicals - 1.2%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18	900,000	966,375
Huntsman International LLC
7.375%, due 01/01/15(c)	1,235,000	1,268,963
8.625%, due 03/15/21 (144A)(a)	200,000	217,000
Ineos Group Holdings plc 7.875%, due 02/15/16 (144A)(a)(h)	158,000	190,448
Kerling plc 10.625%, due 01/28/17 (144A)(a)(h)	1,100,000	1,598,454

		4,241,240

Commercial & Professional Services - 2.2%
Hertz Corp. 8.875%, due 01/01/14	2,850,000	2,928,375
Class A 10.500%, due 01/01/16(c)	1,000,000	1,060,000
Quintiles Transnational Corp. 9.500%, due 12/30/14 (144A)(a)(d)	2,700,000	2,774,250
United Rentals North America, Inc. 8.375%, due 09/15/20(c)	900,000	920,250

		7,682,875

Commercial Banks - 3.9%
CIT Group, Inc. 7.000%, due 05/01/14 - 05/01/17(c)	13,800,000	13,887,625

		13,887,625

Computers & Peripherals - 0.3%
SunGard Data Systems, Inc. 7.625%, due 11/15/20 (144A)(a)	1,000,000	1,017,500

Construction & Engineering - 0.3%
Abengoa Finance SAU 8.875%, due 11/01/17 (144A)(a)	1,200,000	1,143,508

Consumer Finance - 1.6%
Ally Financial, Inc. 8.000%, due 03/15/20	1,000,000	1,100,000
Ford Motor Credit Co. LLC
8.000%, due 06/01/14	2,000,000	2,205,064
7.000%, due 04/15/15	1,000,000	1,075,606
12.000%, due 05/15/15	1,000,000	1,259,050

		5,639,720

Security Description	Par Amount	Value

Containers & Packaging - 0.1%
Berry Plastics Corp. 9.750%, due 01/15/21 (144A)(a)(c)	$250,000	$248,750

Diversified Financial Services - 2.0%
CDW LLC/CDW Finance Corp.
11.000%, due 10/12/15	1,000,000	1,042,500
12.535%, due 10/12/17	500,000	497,500
International Lease Finance Corp.
8.625%, due 09/15/15 (144A)(a)	400,000	431,000
7.125%, due 09/01/18 (144A)(a)	1,600,000	1,708,000
Petroplus Finance, Ltd.
6.750%, due 05/01/14 (144A)(a)	800,000	740,000
7.000%, due 05/01/17 (144A)(a)	1,070,000	952,300
9.375%, due 09/15/19 (144A)(a)	1,340,000	1,246,200
Pinafore LLC/Pinafore, Inc. 9.000%, due 10/01/18 (144A)(a)	500,000	545,000

		7,162,500

Diversified Telecommunication Services - 0.8%
Clearwire Communications LLC/Clearwire Finance, Inc. 12.000%, due 12/01/15 (144A)(a)	1,000,000	1,082,500
Frontier Communications Corp.
8.250%, due 04/15/17	300,000	330,750
8.500%, due 04/15/20	400,000	439,000
Virgin Media Secured Finance plc 7.000%, due 01/15/18(i)	500,000	827,616

		2,679,866

Electric Utilities - 2.7%
Calpine Construction Finance Co. LP/CCFC Finance Corp. 8.000%, due 06/01/16 (144A)(a)	500,000	533,750
Public Service Co. of New Mexico 7.950%, due 05/15/18	300,000	337,633
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
3.906%, due 10/10/14	2,977,387	2,309,187
10.250%, due 11/01/15	9,150,000	5,215,500
10.500%, due 11/01/16(d)	55,625	28,090
15.000%, due 04/01/21 (144A)(a)	1,255,000	1,104,400

		9,528,560

Electronic Equipment, Instruments & Components - 0.2%
NXP B.V./NXP Funding LLC 9.750%, due 08/01/18 (144A)(a)	500,000	565,000

Energy Equipment & Services - 0.2%
SESI LLC 6.875%, due 06/01/14	790,000	805,800

See accompanying notes to financial statements.

5

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Met/Franklin Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Food & Staples Retailing - 0.3%
SUPERVALU, Inc. 8.000%, due 05/01/16(c)	$1,000,000	$962,500

Food Products - 0.5%
Dean Foods Co. 9.750%, due 12/15/18 (144A)(a)(c)	1,000,000	1,012,500
JBS USA LLC/JBS USA Finance, Inc. 11.625%, due 05/01/14	560,000	658,000

		1,670,500

Health Care Providers & Services - 4.7%
Community Health Systems, Inc. 8.875%, due 07/15/15	700,000	736,750
HCA Holdings, Inc.
6.375%, due 01/15/15	750,000	740,625
9.250%, due 11/15/16	2,500,000	2,673,437
8.500%, due 04/15/19	2,100,000	2,310,000
7.875%, due 02/15/20	1,400,000	1,505,000
7.750%, due 05/15/21 (144A)(a)(c)	1,000,000	1,002,500
Tenet Healthcare Corp.
9.250%, due 02/01/15	3,900,000	4,173,000
8.000%, due 08/01/20 (144A)(a)(c)	1,400,000	1,424,500
US Oncology Holdings, Inc. 6.737%, due 03/15/12(b)(c)(d)	865,000	875,813
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.000%, due 02/01/18	1,200,000	1,236,000

		16,677,625

Hotels, Restaurants & Leisure - 1.5%
Caesars Entertainment Operating Co., Inc. 11.250%, due 06/01/17(c)	1,000,000	1,130,000
CKE Restaurants, Inc. 11.375%, due 07/15/18(c)	450,000	500,625
ClubCorp Club Operations, Inc. 10.000%, due 12/01/18 (144A)(a)	1,500,000	1,432,500
Host Hotels & Resorts LP 9.000%, due 05/15/17(c)	300,000	333,750
MGM Resorts International
6.750%, due 04/01/13	200,000	199,800
10.000%, due 11/01/16 (144A)(a)(c)	1,500,000	1,545,000

		5,141,675

Household Durables - 0.4%
Diversey, Inc. 8.250%, due 11/15/19	1,000,000	1,090,000
KB HOME 6.250%, due 06/15/15	400,000	398,000

		1,488,000

Security Description	Par Amount	Value

Independent Power Producers & Energy Traders - 1.3%
AES Corp. (The) 8.000%, due 10/15/17	$150,000	$159,375
Calpine Corp.
7.250%, due 10/15/17 (144A)(a)	1,000,000	1,005,000
7.875%, due 07/31/20 (144A)(a)	600,000	610,500
7.500%, due 02/15/21 (144A)(a)	1,000,000	990,000
Dynegy Roseton/Danskammer Pass Through Trust, Series B 7.670%, due 11/08/16	500,000	470,000
GenOn Energy, Inc. 7.875%, due 06/15/17	1,300,000	1,267,500

		4,502,375

Machinery - 1.2%
Case New Holland, Inc. 7.875%, due 12/01/17 (144A)(a)	2,000,000	2,195,000
Manitowoc Co., Inc. (The) 9.500%, due 02/15/18(c)	800,000	880,000
Terex Corp. 8.000%, due 11/15/17(c)	1,000,000	1,015,000

		4,090,000

Manufacturing - 0.8%
RBS Global, Inc./Rexnord Corp.
11.750%, due 08/01/16(c)	500,000	538,750
8.500%, due 05/01/18(c)	2,200,000	2,348,500

		2,887,250

Media - 1.9%
Cablevision Systems Corp.
7.750%, due 04/15/18	1,000,000	1,052,500
8.000%, due 04/15/20(c)	1,000,000	1,075,000
CCH II LLC/CCH II Capital Corp. 13.500%, due 11/30/16	1,466,756	1,756,440
Cequel Communications Holdings I LLC and Cequel Capital Corp. 8.625%, due 11/15/17 (144A)(a)	1,200,000	1,260,000
Clear Channel Worldwide Holdings, Inc., Series B 9.250%, due 12/15/17	600,000	660,000
Dex One Corp. 12.000%, due 01/29/17(c)(d)	461,677	317,403
Interactive Data Corp. 10.250%, due 08/01/18 (144A)(a)	400,000	440,000

		6,561,343

Metals & Mining - 0.8%
Chichester Metals Pty, Ltd.
7.000%, due 11/01/15 (144A)(a)	400,000	412,000
6.875%, due 02/01/18 (144A)(a)	2,500,000	2,500,000

		2,912,000

See accompanying notes to financial statements.

6

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Met/Franklin Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Oil & Gas Exploration & Production - 0.2%
Antero Resources Finance Corp. 9.375%, due 12/01/17	$700,000	$735,875
Sabine Pass LNG LP 7.250%, due 11/30/13	150,000	146,625

		882,500

Oil, Gas & Consumable Fuels - 7.8%
ATP Oil & Gas Corp. 11.875%, due 05/01/15 (144A)(a)(c)	1,000,000	950,000
Chesapeake Energy Corp.
9.500%, due 02/15/15	1,000,000	1,132,500
6.500%, due 08/15/17	600,000	606,000
6.875%, due 08/15/18 - 11/15/20	1,585,000	1,614,488
7.250%, due 12/15/18	2,000,000	2,080,000
CONSOL Energy, Inc. 8.250%, due 04/01/20 (144A)(a)	700,000	759,500
Denbury Resources, Inc. 8.250%, due 02/15/20	298,000	324,820
Dynegy Holdings, Inc.
8.375%, due 05/01/16	1,430,000	1,076,075
7.500%, due 06/01/15	2,500,000	1,900,000
7.750%, due 06/01/19	616,000	414,260
Energy Transfer Equity LP 7.500%, due 10/15/20	900,000	940,500
Energy XXI Gulf Coast, Inc. 9.250%, due 12/15/17 (144A)(a)	1,000,000	1,042,500
EXCO Resources, Inc. 7.500%, due 09/15/18	1,400,000	1,372,000
Expro Finance Luxembourg SCA 8.500%, due 12/15/16 (144A)(a)	1,100,000	1,056,000
Forest Oil Corp. 7.250%, due 06/15/19	532,000	542,640
Holly Corp. 9.875%, due 06/15/17	1,000,000	1,095,000
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 04/15/20 (144A)(a)	1,300,000	1,407,250
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, due 03/15/18 (144A)(a)	1,000,000	1,075,000
Petrohawk Energy Corp.
10.500%, due 08/01/14	400,000	458,000
7.875%, due 06/01/15	1,430,000	1,496,137
Pioneer Natural Resources Co. 6.875%, due 05/01/18	330,000	352,474
Plains Exploration & Production Co. 7.750%, due 06/15/15	500,000	523,750
SandRidge Energy, Inc.
3.915%, due 04/01/14(b)	1,375,000	1,281,148

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
9.875%, due 05/15/16 (144A)(a)	$400,000	$425,000
8.000%, due 06/01/18 (144A)(a)(c)	1,290,000	1,315,800
W&T Offshore, Inc. 8.250%, due 06/15/14 (144A)(a)	1,230,000	1,202,325
Western Refining, Inc. 11.250%, due 06/15/17 (144A)(a)	1,000,000	1,085,000

		27,528,167

Paper & Forest Products - 0.2%
NewPage Corp.
10.000%, due 05/01/12(c)	800,000	460,000
11.375%, due 12/31/14	450,000	425,250

		885,250

Pharmaceuticals - 0.3%
Mylan, Inc. 6.000%, due 11/15/18 (144A)(a)(c)	1,000,000	985,000

Publishing - 0.4%
Visant Corp. 10.000%, due 10/01/17 (144A)(a)	1,400,000	1,491,000

Real Estate Investment Trusts - 0.4%
iStar Financial, Inc.
8.625%, due 06/01/13	350,000	329,000
10.000%, due 06/15/14	1,070,000	1,072,675

		1,401,675

Semiconductors & Semiconductor Equipment - 2.1%
Advanced Micro Devices, Inc. 8.125%, due 12/15/17(c)	500,000	532,500
Freescale Semiconductor, Inc.
10.125%, due 12/15/16(c)	401,000	424,057
10.125%, due 03/15/18 (144A)(a)	2,190,000	2,474,700
10.750%, due 08/01/20 (144A)(a)	3,500,000	3,832,500

		7,263,757

Software - 2.0%
First Data Corp.
9.875%, due 09/24/15(c)	149,000	142,668
9.875%, due 09/24/15	59,000	56,198
10.550%, due 09/24/15(c)(d)	66,000	62,865
11.250%, due 03/31/16(c)	2,400,000	2,112,000
8.250%, due 01/15/21 (144A)(a)(c)	1,215,000	1,172,475
12.625%, due 01/15/21 (144A)(a)(c)	2,437,000	2,339,520
8.750%, due 01/15/22 (144A)(a)(c)(d)	1,217,000	1,183,532

		7,069,258

See accompanying notes to financial statements.

7

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Met/Franklin Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Transportation - 1.0%
CEVA Group plc
8.375%, due 12/01/17 (144A)(a)	$900,000	$913,500
11.500%, due 04/01/18 (144A)(a)	1,400,000	1,519,000
CHC Helicopter S.A. 9.250%, due 10/15/20 (144A)(a)	1,000,000	1,040,000

		3,472,500

Wireless Telecommunication Services - 0.6%
Cricket Communications, Inc. 7.750%, due 10/15/20 (144A)(a)(c)	2,400,000	2,304,000

Total Domestic Bonds & Debt Securities (Cost $146,065,690)		155,403,319

Common Stocks - 36.1%
Beverages - 0.9%
Diageo plc	60,000	1,111,728
PepsiCo, Inc.	32,400	2,116,692

		3,228,420

Commercial Banks - 2.4%
Banco Santander S.A.	75,000	798,687
Barclays plc	50,000	205,782
CIT Group, Inc.*	20,000	942,000
HSBC Holdings plc	37,000	377,182
M&T Bank Corp.(c)	25,000	2,176,250
Wells Fargo & Co.	125,000	3,873,750

		8,373,651

Diversified Financial Services - 2.3%
Bank of America Corp.	263,720	3,518,025
Citigroup, Inc.*	349,845	1,654,767
JPMorgan Chase & Co.	70,000	2,969,400

		8,142,192

Diversified Telecommunication Services - 2.3%
AT&T, Inc.	100,000	2,938,000
CenturyLink, Inc.(c)	30,000	1,385,100
Frontier Communications Corp.(c)	47,001	457,320
Telstra Corp., Ltd.	500,000	1,427,290
Verizon Communications, Inc.	50,000	1,789,000

		7,996,710

Electric Utilities - 6.0%
American Electric Power Co., Inc.	60,000	2,158,800
Duke Energy Corp.(c)	190,000	3,383,900
Entergy Corp.	35,000	2,479,050
FirstEnergy Corp.(c)	50,000	1,851,000
NextEra Energy, Inc.	60,000	3,119,400
Pinnacle West Capital Corp.	15,000	621,750
PPL Corp.	26,300	692,216
Progress Energy, Inc.	40,000	1,739,200

Security Description	Shares	Value

Electric Utilities - continued
Southern Co.	130,000	$4,969,900

		21,015,216

Energy Equipment & Services - 1.1%
Baker Hughes, Inc.	20,000	1,143,400
Schlumberger, Ltd.	20,000	1,670,000
Weatherford International, Ltd.*(c)	50,000	1,140,000

		3,953,400

Gas Utilities - 0.2%
AGL Resources, Inc.	20,000	717,000

Industrial Conglomerates - 0.5%
General Electric Co.	100,000	1,829,000

Media - 0.5%
Charter Communications, Inc. - Class A*(c)	12,953	504,390
Comcast Corp. - Class A(c)	50,000	1,098,500
Dex One Corp.*(c)	43,546	324,853

		1,927,743

Metals & Mining - 1.4%
Barrick Gold Corp.	40,000	2,127,200
Newmont Mining Corp.	40,900	2,512,487
Nucor Corp.(c)	10,000	438,200

		5,077,887

Multi-Utilities - 4.8%
CenterPoint Energy, Inc.(c)	50,000	786,000
Consolidated Edison, Inc.(c)	20,000	991,400
Dominion Resources, Inc.(c)	65,000	2,776,800
PG&E Corp.	80,000	3,827,200
Public Service Enterprise Group, Inc.(c)	85,000	2,703,850
Sempra Energy	45,000	2,361,600
TECO Energy, Inc.(c)	80,000	1,424,000
Xcel Energy, Inc.(c)	91,927	2,164,881

		17,035,731

Office Electronics - 0.3%
Xerox Corp.(c)	100,000	1,152,000

Oil, Gas & Consumable Fuels - 6.1%
BP plc (ADR)	50,000	2,208,500
Callon Petroleum Co.*(c)	20,471	121,188
Canadian Oil Sands Trust	150,000	3,988,640
Chesapeake Energy Corp.(c)	35,000	906,850
Chevron Corp.	10,000	912,500
ConocoPhillips Co.	65,000	4,426,500
Exxon Mobil Corp.	101,294	7,406,617
Spectra Energy Corp.	60,000	1,499,400

		21,470,195

See accompanying notes to financial statements.

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Met/Franklin Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Pharmaceuticals - 5.1%
Johnson & Johnson	60,000	$3,711,000
Merck & Co., Inc.	170,000	6,126,800
Pfizer, Inc.	165,000	2,889,150
Roche Holdings AG	35,000	5,134,856

		17,861,806

Real Estate Investment Trusts - 0.2%
Westfield Retail Trust*	272,200	715,993

Semiconductors & Semiconductor Equipment - 1.0%
Intel Corp.	120,000	2,523,600
Xilinx, Inc.(c)	30,000	869,400

		3,393,000

Specialty Retail - 0.3%
Home Depot, Inc. (The)	27,200	953,632

Wireless Telecommunication Services - 0.7%
Vodafone Group plc	950,000	2,474,476

Total Common Stocks (Cost $115,242,080)		127,318,052

Convertible Preferred Stocks - 4.2%
Automobiles - 0.3%
General Motors Co., Series B 4.750%, due 12/01/13*	$14,800	801,050
Motors Liquidation Co., Series C 6.250%, due 07/15/33	15,000	126,188

		927,238

Commercial Banks - 0.8%
Wells Fargo & Co., Series L 7.500%, due 12/31/49	2,800	2,801,540

Diversified Financial Services - 1.9%
Bank of America Corp., Series L 7.250%, due 12/31/49	4,000	3,827,880
Citigroup, Inc. 7.500%, due 12/15/12	20,000	2,733,800

		6,561,680

Electric Utilities - 0.1%
NextEra Energy, Inc. 8.375%, due 06/01/12(c)	10,000	496,400

Health Care Providers & Services - 0.4%
Tenet Healthcare Corp. 7.000%, due 10/01/12	1,100	1,213,630

Oil, Gas & Consumable Fuels - 0.5%
SandRidge Energy, Inc. 7.000%, due 12/31/49 (144A)(a)*	15,000	1,799,655

Real Estate Investment Trusts - 0.2%
FelCor Lodging Trust, Inc. 1.950%, due 12/31/49*	34,000	838,311

Security Description	Par Amount	Value

Thrifts & Mortgage Finance - 0.0%
Federal National Mortgage Assoc. 8.750%, due 05/13/11*	$3,800	$2,280

Total Convertible Preferred Stocks (Cost $12,114,061)		14,640,734

Preferred Stocks - 3.1%
Commercial Banks - 0.7%
Wells Fargo Capital XIII 7.700%, due 12/29/49(b)	300,000	311,625
Wells Fargo Capital XV 9.750%, due 09/26/44(b)	1,835,000	2,050,612

		2,362,237

Consumer Finance - 0.0%
Ally Financial, Inc., Series G 7.000%, due 12/31/11 (144A)(a)	141	133,267

Diversified Financial Services - 1.7%
Bank of America Corp. 8.125%, due 12/29/49(b)(c)	1,500,000	1,513,575
JPMorgan Chase & Co., Series 1 7.900%, due 12/31/49(b)	4,250,000	4,532,927

		6,046,502

Metals & Mining - 0.2%
AngloGold Ashanti, Ltd. 6.000%, due 09/15/13	15,000	830,550

Oil, Gas & Consumable Fuels - 0.5%
Chesapeake Energy Corp. 5.750%, due 12/31/49 (144A)(a)*	1,500	1,676,700

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp., Series Z 8.375%, due 12/31/12(b)*	10,300	6,927
Federal National Mortgage Assoc., Series S 8.250%, due 12/31/10(b)*	6,900	3,864

		10,791

Total Preferred Stocks (Cost $8,886,939)		11,060,047

Loan Participation - 2.4%
Automotive - 0.1%
Allison Transmission, Inc. 3.027%, due 08/07/14(b)	472,614	463,752

Electric Utilities - 1.3%
Texas Competitive Electric Holdings Co. LLC 3.764%, due 10/10/14(b)	5,965,487	4,622,082

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Finance - 0.5%
First Data Corp. 3.011%, due 09/24/14(b)	$1,911,373	$1,770,811

Media - 0.5%
Clear Channel Communications, Inc. 3.911%, due 01/28/16(b)	746,125	650,621
Interactive Data Corp. 6.750%, due 01/27/17(b)	995,000	1,009,388

		1,660,009

Printing, Publishing, and Broadcasting - 0.0%
Supermedia, Inc. 11.000%, due 12/31/15(b)	107,787	74,226
Supermedia, Inc. 11.000%, due 12/31/15(b)(j)	130,943	327

		74,558

Total Loan Participation (Cost $8,335,256)		8,591,207

Asset-Backed Security - 0.4%
Banc of America Large Loan, Inc. 2.010%, due 11/15/13 (144A)(a)(b) (Cost - $1,301,206)	1,495,639	1,335,499

Convertible Bonds - 0.3%
Commercial Banks - 0.1%
CapitalSource, Inc. 3.500%/4.000%, due 07/15/34(e)	450,000	449,438

Real Estate Investment Trusts - 0.1%
iStar Financial, Inc. 0.790%, due 10/01/12(b)	500,000	445,000

Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices, Inc. 6.000%, due 05/01/15	238,000	240,975

Total Convertible Bonds (Cost $935,970)		1,135,413

Municipals - 0.3%
California - 0.3%
California State General Obligation Unlimited, Build America Bonds 7.950%, due 03/01/36 (Cost - $1,001,180)	1,000,000	1,026,610

Warrant - 0.0%
Media - 0.0%
Charter Communications, Inc., expires 11/30/14*(c) (Cost - $4,455)	1,273	10,502

Short-Term Investments - 22.8%
Discount Notes - 2.8%
Federal Home Loan Bank 0.001%, due 01/03/11(f)	$8,765,000	8,765,000
Federal Farm Credit Bank 0.010%, due 01/03/11(f)	1,250,000	1,249,999

		10,014,999

Security Description	Shares/Par Amount	Value

Mutual Funds - 14.4%
State Street Navigator Securities Lending Prime Portfolio(g)	50,692,376	$50,692,376

Repurchase Agreement - 5.6%
Fixed Income Clearing Corp. 0.010%, due 01/03/11, Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $19,803,017 on 01/03/11 collateralized by $20,125,000 Federal Home Loan Mortgage Corp at 1.250% due 09/30/13 with a value of $20,200,469.	$19,803,000	19,803,000

Total Short-Term Investments (Cost $80,510,375)		80,510,375

Total Investments - 113.7% (Cost $374,397,212#)		401,031,758

Other Assets and Liabilities (net) - (13.7)%		(48,311,121)

Net Assets - 100.0%		$352,720,637

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $376,223,753. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $32,894,459 and $8,086,454, respectively, resulting in a net unrealized appreciation of $24,808,005.
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $66,446,283, which is 18.8% of the Portfolio’s net assets.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $48,541,972 and the collateral received consisted of cash in the amount of $50,692,376. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. As such, these are excluded from the Statement of Assets and Liabilities.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(f)	Zero coupon bond - Interest rate represents current yield to maturity.
(g)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

(h)	Par shown in Euro. Value is shown in USD.
(i)	Par shown in Pound Sterling. Value is shown in USD.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees.
ADR - An	American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$155,403,319	$—	$155,403,319
Common Stocks
Beverages	2,116,692	1,111,728	—	3,228,420
Commercial Banks	6,992,000	1,381,651	—	8,373,651
Diversified Financial Services	8,142,192	—	—	8,142,192
Diversified Telecommunication Services	6,569,420	1,427,290	—	7,996,710
Electric Utilities	21,015,216	—	—	21,015,216
Energy Equipment & Services	3,953,400	—	—	3,953,400
Gas Utilities	717,000	—	—	717,000
Industrial Conglomerates	1,829,000	—	—	1,829,000
Media	1,927,743	—	—	1,927,743
Metals & Mining	5,077,887	—	—	5,077,887
Multi-Utilities	17,035,731	—	—	17,035,731
Office Electronics	1,152,000	—	—	1,152,000
Oil, Gas & Consumable Fuels	21,470,195	—	—	21,470,195
Pharmaceuticals	12,726,950	5,134,856	—	17,861,806
Real Estate Investment Trusts	715,993	—	—	715,993
Semiconductors & Semiconductor Equipment	3,393,000	—	—	3,393,000
Specialty Retail	953,632	—	—	953,632
Wireless Telecommunication Services	—	2,474,476	—	2,474,476
Total Common Stocks	115,788,051	11,530,001	—	127,318,052
Total Convertible Preferred Stocks*	14,640,734	—	—	14,640,734
Preferred Stocks
Commercial Banks	—	2,362,237	—	2,362,237
Consumer Finance	133,267	—	—	133,267
Diversified Financial Services	—	6,046,502	—	6,046,502
Metals & Mining	830,550	—	—	830,550
Oil, Gas & Consumable Fuels	1,676,700	—	—	1,676,700
Thrifts & Mortgage Finance	10,791	—	—	10,791
Total Preferred Stocks	2,651,308	8,408,739	—	11,060,047

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Loan Participation
Automotive	$—	$463,752	$—	$463,752
Electric Utilities	—	4,622,082	—	4,622,082
Finance	—	1,770,811	—	1,770,811
Media	—	1,660,009	—	1,660,009
Printing, Publishing, and Broadcasting	—	74,226	327	74,553
Total Loan Participation	—	8,590,880	327	8,591,207
Asset-Backed Security	—	1,335,499	—	1,335,499
Total Convertible Bonds*	—	1,135,413	—	1,135,413
Municipals	—	1,026,610	—	1,026,610
Warrant	10,502	—	—	10,502
Short-Term Investments
Discount Notes	—	10,014,999	—	10,014,999
Mutual Funds	50,692,376	—	—	50,692,376
Repurchase Agreement	—	19,803,000	—	19,803,000
Total Short-Term Investments	50,692,376	29,817,999	—	80,510,375
Total Investments	$183,782,971	$217,248,460	$327	$401,031,758

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Change in Unrealized Depreciation	Purchases	Balance as of December 31, 2010	Change in Unrealized Depreciation for Investments still held at December 31, 2010
Loan Participation
Printing, Publishing, and Broadcasting	$—	$(1,146)	$1,473	$327	$(1,146)

Total	$—	$(1,146)	$1,473	$327	$(1,146)

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$381,228,758
Repurchase Agreement	19,803,000
Cash	268
Cash denominated in foreign currencies (c)	156,254
Receivable for investments sold	21,587
Receivable for shares sold	474,552
Dividends receivable	313,827
Interest receivable	2,858,145

Total assets	404,856,391

Liabilities
Payables for:
Investments purchased	1,163,748
Shares redeemed	1,602
Collateral for securities loaned	50,692,376
Accrued Expenses:
Management fees	194,183
Distribution and service fees - Class B	12,978
Administration fees	1,871
Custodian and accounting fees	6,107
Deferred trustees’ fees	16,302
Other expenses	46,587

Total liabilities	52,135,754

Net Assets	$352,720,637

Net Assets Represented by
Paid in surplus	$298,851,542
Accumulated net realized gain	9,164,197
Unrealized appreciation on investments and foreign currency transactions	26,639,667
Undistributed net investment income	18,065,231

Net Assets	$352,720,637

Net Assets
Class A	$289,281,939
Class B	63,438,698
Capital Shares Outstanding*
Class A	26,909,569
Class B	5,927,243
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.75
Class B	10.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $354,594,212.
(b)	Includes securities loaned at value of $48,541,972.
(c)	Identified cost of cash denominated in foreign currencies was $150,538.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$4,403,746
Interest (b)	16,089,733

Total investment income	20,493,479

Expenses
Management fees	2,241,125
Administration fees	20,631
Custodian and accounting fees	71,431
Distribution and service fees - Class B	112,932
Audit and tax services	36,166
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	48,990
Insurance	1,254
Miscellaneous	8,207

Total expenses	2,611,671
Less management fee waiver	(254,281)
Less broker commission recapture	(810)

Net expenses	2,356,580

Net investment income	18,136,899

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	8,093,892
Foreign currency transactions	(1,311)

Net realized gain on investments and foreign currency transactions	8,092,581

Net change in unrealized appreciation on:
Investments	8,371,380
Foreign currency transactions	6,939

Net change in unrealized appreciation on investments and foreign currency transactions	8,378,319

Net realized and unrealized gain on investments and foreign currency transactions	16,470,900

Net Increase in Net Assets from Operations	$34,607,799

(a)	Net of foreign withholding taxes of $41,739.
(b)	Includes net income on securities loaned of $182,874.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$18,136,899	$13,216,694
Net realized gain on investments and foreign currency transactions	8,092,581	4,400,704
Net change in unrealized appreciation on investments and foreign currency transactions	8,378,319	31,444,220

Net increase in net assets resulting from operations	34,607,799	49,061,618

Distributions to Shareholders
From net investment income
Class A	(10,752,103)	—
Class B	(1,727,909)	—
From net realized gains
Class A	(1,447,311)	—
Class B	(239,114)	—

Net decrease in net assets resulting from distributions	(14,166,437)	—

Net increase in net assets from capital share transactions	79,264,263	101,994,474

Net Increase in Net Assets	99,705,625	151,056,092
Net assets at beginning of period	253,015,012	101,958,920

Net assets at end of period	$352,720,637	$253,015,012

Undistributed net investment income at end of period	$18,065,231	$12,377,974

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	5,088,565	$51,815,306	11,235,260	$94,324,106
Reinvestments	1,210,259	12,199,414	—	—
Redemption	(1,271,232)	(12,513,995)	(1,041,168)	(9,178,415)

Net increase	5,027,592	$51,500,725	10,194,092	$85,145,691

Class B
Sales	3,232,881	$32,725,980	2,228,213	$19,527,849
Reinvestments	195,724	1,967,023	—	—
Redemptions	(689,150)	(6,929,465)	(308,310)	(2,679,066)

Net increase	2,739,455	$27,763,538	1,919,903	$16,848,783

Increase derived from capital shares transactions		$79,264,263		$101,994,474

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$10.10	$7.87	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.63	0.66	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.55	1.57	(2.29)

Total From Investment Operations	1.18	2.23	(1.93)

Less Distributions
Distributions from Net Investment Income	(0.47)	—	(0.20)
Distributions from Net Realized Capital Gains	—	—	—
Distributions from Return of Capital	(0.06)	—	(0.00)+

Total Distributions	(0.53)	—	(0.20)

Net Asset Value, End of Period	$10.75	$10.10	$7.87

Total Return (%)	12.13	28.05	(19.19)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.85	0.93	1.03 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.76	0.82	0.88 *
Ratio of Net Investment Income to Average Net Assets (%)	6.19	7.42	6.13 *
Portfolio Turnover Rate (%)	34.4	33.4	12.7
Net Assets, End of Period (in millions)	$289.3	$220.9	$92.0

	Class B
	Year Ended December 31,
	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$10.07	$7.86	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.60	0.64	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.54	1.57	(2.30)

Total From Investment Operations	1.14	2.21	(1.95)

Less Distributions
Distributions from Net Investment Income	(0.45)	—	(0.19)
Distributions from Net Realized Capital Gains	—	—	—
Distributions from Return of Capital	(0.06)	—	(0.00)+

Total Distributions	(0.51)	—	(0.19)

Net Asset Value, End of Period	$10.70	$10.07	$7.86

Total Return (%)	11.82	27.83	(19.36)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.10	1.18	1.28 *
Ratio of Net Expenses to Average Net Assets (%)(c)	1.01	1.07	1.14 *
Ratio of Net Investment Income to Average Net Assets (%)	5.9	7.13	6.06 *
Portfolio Turnover Rate (%)	34.4	33.4	12.7
Net Assets, End of Period (in millions)	$63.4	$32.1	$10.0

*	Annualized
+	Distributions from return of capital were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, defaulted bonds, broker commission recapture, premium amortization adjustments, Real Estate Investment Trust (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

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Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$2,241,125	0.800%	First $200 Million

	0.675%	$200 Million to $500 Million

	0.650%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For purposes of determining the annual subadvisory fee rate relating to the Portfolio, the assets of the Portfolio are aggregated with the assets of the Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio, each a series of the Trust (collectively, the “Related Portfolios”). The aggregated assets of the Related Portfolios are then applied to the subadvisory fee schedule and the resulting effective rate is applied to the actual assets of the Portfolio to determine the annual subadvisory fee rate. The difference in the subadvisory fee payable by the Adviser to the Subadviser, if any, from the aggregation of the assets of the Related Portfolios is voluntarily deducted by the Adviser from the management fee payable by the Portfolio to the Adviser. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Expense Limitation Agreement
Class A	Class B

0.90%	1.15%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2010, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in

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Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$172,123,062	$—	$92,324,979

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009

$13,314,818	$—	$851,619	$—	$—	$—	$14,166,437	$—

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Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Deferrals	Total

$24,298,807	$4,773,465	$24,813,125	$—	$53,885,397

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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Met/Franklin Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Met/Franklin Income Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Franklin Income Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

25

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Franklin Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

27

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Franklin Income Portfolio, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- year and since inception periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its blended benchmark, S&P 500 Index (50%) and Barclays Capital U.S. Aggregate Bond Index (50%), for the one-year period ended September 30, 2010. Based on its review and taking into account the fact that the Portfolio had only recently commenced operations, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

28

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Income Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses, including the effect of the current size of the Portfolio on expenses. The Board noted that the Adviser is voluntarily waiving fees and/or reimbursing expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

29

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Met/Franklin Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

30

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Met Investors Series Trust Met/Franklin Mutual Shares Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Met/Franklin Mutual Shares Portfolio returned 11.23% and 11.02%, respectively. The Portfolio’s benchmark, the S&P 500 Index1, returned 15.06%.

Market Environment/Conditions

The year under review was characterized by an uneven global economic recovery. Emerging market regions primarily led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed economies grew at a more subdued pace, with demand recovery and asset price reflation heavily underpinned by government-sponsored liquidity-enhancing measures.

Global equity markets responded favorably to signs of economic recovery with solid gains. Commodities surged due to near-term supply constraints and emerging market demand increases, as well as longer term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro, which declined as a result of the region’s fiscal crisis, but weakened against the yen, which hit multi-decade highs amid persistent deflationary pressures. Meanwhile U.S. Treasuries and corporate bonds finished the year with gains despite Treasury price declines late in the year. However, critical economic fundamentals such as employment, home prices and credit creation remained substantially depressed at year-end, leading many investors to question the true health of the global economy and the sustainability of the recovery.

Portfolio Review/Current Positioning

Even though the stock market delivered broad-based gains during 2010, some of the Portfolio’s investments lost value. These included Swiss-incorporated deepwater drilling contractor Transocean; German utility conglomerate E.ON, one of the world’s largest investor-owned power and gas companies; and Bank of America.

Although Transocean’s stock price appreciated toward the end of 2010, our investment in the company detracted from portfolio performance for the overall year. Transocean is the world’s largest offshore drilling contractor, with a diversified fleet of deepwater, mid-water and shallow water rigs. Transocean’s stock price began several months of decline in late April after its Deepwater Horizon rig caught fire and sank in the Gulf of Mexico. In August, the stock price rose following the disclosure of a contract between the company and BP for the Deepwater Horizon that supported management’s earlier comments of broad indemnity. We continued to like the prospects for the offshore drilling sector and believed Transocean shares were trading at a discount to intrinsic value.

Shares of E.ON weakened early in 2010, as power fundamentals in many of the geographic regions it serves remained weak. In addition, operating profit at its natural gas division was negatively impacted as the prices for this particular fuel fell sharply. Those prices remained soft throughout the better portion of the year, especially in relation to oil prices, which are used in the pricing of the majority of the company’s long-term natural gas supply contracts. At year-end, we continued to view the stock positively considering its significant and diversified asset base and its attractive dividend policy. In addition, the recently appointed CEO appeared to be focused on improving E.ON’s operational efficiencies.

Bank of America detracted from the Portfolio’s performance largely due to concerns about potential mortgage losses, particularly those stemming from the Countrywide Home Loans business it acquired in 2008. In addition, new U.S. financial regulations that may pressure consumer-related fees also weighed on the stock. In our view, Bank of America has leading positions across all its businesses, its capital position is solid, credit costs were continuing to come down, and the mortgage loss issue appeared manageable to us.

In contrast, several portfolio investments increased in value. Three particularly strong portfolio performers were U.K.-based British American Tobacco (BAT), U.S. tobacco company Altria Group and German automaker Volkswagen.

BAT’s unit volume trends improved as the year unfolded; at year-end, Russia, an important market for BAT sales, appeared poised to reach a bottom, in our view. In addition, a multi-year productivity program and positive pricing contributed to the company’s ability to expand margins and deliver earnings growth that exceeded analyst expectations. We believe BAT benefits from an attractive geographic mix as the company has the largest exposure to emerging markets, and their associated growth opportunities, among its major industry peers. Like many other consumer staples companies, BAT typically generates significant free cash flow, and the company historically has used this cash flow to enhance shareholder value by making accretive acquisitions, paying generous dividends and buying back stock.

Altria operates the largest U.S. tobacco company in addition to wine and financial subsidiaries. Altria’s stock performed well in 2010 due to some company-specific events and generally favorable market trends. Since spinning off its international operations in March 2008, Altria management embarked on a multi-year cost-savings program, and the company diversified its operations by entering the moist smokeless tobacco category via acquisition. During 2010, the company reported its restructuring program was ahead of schedule and the moist smokeless business generated meaningful profit growth after posting disappointing results in 2009. In addition to benefiting from these company-specific developments, the shares performed well during the year as investors generally sought higher yielding equities. Tobacco companies, like many consumer products companies, convert a very high percentage of their earnings into free cash flow. Altria’s management historically has used much of this free cash flow to reward investors with generous dividends. During the second half of 2010, Altria boosted its dividend payout policy from 75% to 80% of free cash flow, which further highlighted the company’s attractive cash flow characteristics.

1

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Manager Commentary* (continued)

We bought Volkswagen’s stock when it offered what we believed was an attractive combination of historically below-average valuation, a solid balance sheet combined with conservative accounting policies that understated the group’s industrial cash flows and earnings, and a strong global presence. The company is Europe’s largest automotive group and has market share not only in Europe but also in North America, South America and China. During the year, Volkswagen announced its intention to merge its operations with those of Porsche (Germany). We feel this is a synergistic move that, if finalized, may enhance the company’s sales and profit development.

During the year, the Portfolio held currency forwards to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments; the hedges aided the Portfolio’s performance.

Equities remained the core of the portfolio, with sector weights remaining fairly consistent. The largest weight change was an increase in Health Care sector exposure. The Portfolio’s cash position decreased somewhat. Merger and acquisition (M&A) activity picked up, but merger arbitrage opportunities were often disappointing, and our weight in M&A investments remained moderate. Distressed debt in 2010 brought few new opportunities. The Portfolio’s investments in credit often performed well, but overall our exposure to credit declined as the market rallied.

Peter A. Langerman, Co-Portfolio Manager

F. David Segal, CFA, Co-Portfolio Manager

Debbie A. Turner, CFA, Assistant Portfolio Manager

Franklin Mutual Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Issuers

% of Net Assets
CVS Caremark Corp.	3.1
British American Tobacco plc	2.3
Fixed Income Cleaning Corp.	2.3
Kraft Foods, Inc. - Class A	2.3
Microsoft Corp.	2.2
UnitedHealth Group, Inc.	2.0
Altria Group, Inc.	1.7
Xerox Corp.	1.7
Nestle S.A.	1.7
Pfizer, Inc.	1.7

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	29.9
Short-Term Investments	13.0
Financials	12.9
Communications	10.4
Technology	6.7
Energy	6.3
Cyclical	5.6
Industrials	5.3
Utilities	4.0
Others	5.9

2

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Met/Franklin Mutual Shares Portfolio managed by

Franklin Mutual Advisers, LLC vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 year	Since Inception[3]
Met/Franklin Mutual Shares Portfolio—Class A	11.23%	(2.68)%
Class B	11.02%	(2.91)%
S&P 500 Index[1]	15.06%	(1.63)%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.87%	$1,000.00	$1,173.90	$4.77
Hypothetical*	0.87%	1,000.00	1,020.82	4.43

Class B(a)
Actual	1.12%	$1,000.00	$1,173.50	$6.14
Hypothetical*	1.12%	1,000.00	1,019.56	5.70

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

4

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 86.9%
Aerospace & Defense - 0.1%
GenCorp, Inc.*(b)	143,356	$741,150

Air Freight & Logistics - 0.4%
TNT N.V.	143,072	3,790,567

Automobiles - 0.6%
Daimler AG*	91,589	6,220,535

Beverages - 4.2%
Brown-Forman Corp. - Class B	53,993	3,758,993
Carlsberg A.S. - Class B	37,086	3,719,730
Coca-Cola Enterprises, Inc.	192,713	4,823,606
Dr Pepper Snapple Group, Inc.	251,098	8,828,606
PepsiCo, Inc.	106,482	6,956,469
Pernod Ricard S.A.(b)	136,821	12,906,928

		40,994,332

Biotechnology - 1.7%
Amgen, Inc.*	100,497	5,517,285
Genzyme Corp.*	153,623	10,937,958

		16,455,243

Building Products - 0.8%
Owens Corning, Inc.*(b)	240,959	7,505,873

Capital Markets - 1.8%
Morgan Stanley	402,672	10,956,705
UBS AG*	375,052	6,160,396

		17,117,101

Chemicals - 1.2%
Linde AG	75,993	11,560,693

Commercial Banks - 3.8%
Barclays plc	1,890,503	7,780,619
Intesa Sanpaolo	928,712	2,524,232
PNC Financial Services Group, Inc.	187,733	11,399,148
Wells Fargo & Co.	471,469	14,610,824

		36,314,823

Communications Equipment - 0.9%
Motorola, Inc.*	936,139	8,490,781

Computers & Peripherals - 1.2%
Hewlett-Packard Co.	287,373	12,098,403

Diversified Financial Services - 1.8%
Bank of America Corp.	783,449	10,451,209
Bond Street Holdings LLC - Class A (144A)*(c)	78,194	1,602,977
Deutsche Boerse AG	72,723	5,044,756

		17,098,942

Diversified Telecommunication Services - 1.8%
Cable & Wireless Communications plc	3,329,133	2,518,862
Cable & Wireless Worldwide plc	3,329,133	3,414,372
Telefonica S.A.	511,159	11,635,001

		17,568,235

Security Description	Shares	Value

Electric Utilities - 2.8%
Brookfield Infrastructure Partners LP	183,012	$3,852,408
E. On AG	335,210	10,304,065
Entergy Corp.	58,380	4,135,055
Exelon Corp.(b)	202,950	8,450,838

		26,742,366

Electrical Equipment - 0.5%
Alstom S.A.(b)	102,684	4,925,939

Electronic Equipment, Instruments & Components - 0.8%
Tyco Electronics, Ltd.	207,392	7,341,677

Energy Equipment & Services - 2.3%
Baker Hughes, Inc.	87,013	4,974,533
Exterran Holdings, Inc.*(b)	18,513	443,387
Pride International, Inc.*	131,297	4,332,801
Transocean, Ltd.*(b)	185,002	12,859,489

		22,610,210

Food & Staples Retailing - 5.3%
Carrefour S.A.	98,563	4,075,351
CVS Caremark Corp.	852,219	29,631,655
Kroger Co. (The)	529,522	11,840,112
Wal-Mart Stores, Inc.	107,378	5,790,895

		51,338,013

Food Products - 4.8%
General Mills, Inc.	216,644	7,710,360
Kraft Foods, Inc. - Class A	696,301	21,940,445
Nestle S.A.	279,816	16,404,086

		46,054,891

Health Care Equipment & Supplies - 2.7%
Alcon, Inc.	44,196	7,221,626
Boston Scientific Corp.*	843,787	6,387,468
Medtronic, Inc.	236,467	8,770,561
Zimmer Holdings, Inc.*	65,754	3,529,675

		25,909,330

Health Care Providers & Services - 3.1%
Coventry Health Care, Inc.*	11,200	295,680
Tenet Healthcare Corp.*	1,551,881	10,382,084
UnitedHealth Group, Inc.	527,257	19,039,250

		29,717,014

Hotels, Restaurants & Leisure - 0.1%
Thomas Cook Group plc	214,165	634,509

Household Durables - 0.6%
Stanley Black & Decker, Inc.	82,339	5,506,009

Independent Power Producers & Energy Traders - 0.7%
NRG Energy, Inc.*	348,789	6,815,337

Industrial Conglomerates - 1.1%
Orkla A.S.A.	1,097,741	10,690,727

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Insurance - 3.7%
ACE, Ltd.	169,602	$10,557,725
Alleghany Corp.*	5,830	1,786,137
Berkshire Hathaway, Inc. - Class B*	20,674	1,656,194
CNO Financial Group, Inc.*	206,603	1,400,768
Old Republic International Corp.(b)	383,596	5,228,414
White Mountains Insurance Group, Ltd.	27,699	9,295,784
Zurich Financial Services AG	22,125	5,735,018

		35,660,040

Leisure Equipment & Products - 0.8%
Mattel, Inc.	288,134	7,327,248

Marine - 1.2%
A.P. Moller - Maersk A.S. - Class B	1,300	11,801,643

Media - 5.5%
British Sky Broadcasting Group plc	616,006	7,074,301
Comcast Corp. - Class A	185,310	3,856,301
News Corp. - Class A	742,563	10,811,717
Time Warner Cable, Inc.	164,455	10,858,964
Time Warner, Inc.	336,117	10,812,884
Virgin Media, Inc.(b)	340,667	9,279,769

		52,693,936

Metals & Mining - 0.0%
ThyssenKrupp AG	4,468	185,524

Multi-Utilities - 0.7%
GDF Suez	175,955	6,341,675

Office Electronics - 1.7%
Xerox Corp.	1,443,569	16,629,915

Oil, Gas & Consumable Fuels - 4.2%
BP plc	511,880	3,752,060
Marathon Oil Corp.	418,678	15,503,646
Noble Energy, Inc.	37,516	3,229,377
Prime AET&D Holdings No. 1 Pty, Ltd.*(f)	762,551	1
Royal Dutch Shell plc - Class A	390,706	12,940,525
Total S.A.	99,583	5,300,029

		40,725,638

Paper & Forest Products - 1.8%
Domtar Corp.	60,495	4,592,780
International Paper Co.	471,157	12,834,317

		17,427,097

Pharmaceuticals - 3.3%
Eli Lilly & Co.	439,777	15,409,786
Pfizer, Inc.	917,986	16,073,935

		31,483,721

Real Estate - 0.3%
Canary Wharf Group plc (144A)*(c)(f)	767,618	3,327,204

Real Estate Investment Trusts - 2.7%
Alexander’s, Inc.(b)	18,738	7,725,303

Security Description	Shares/Par Amount	Value

Real Estate Investment Trusts - continued
Link (The)	1,077,902	$3,348,246
Weyerhaeuser Co.	817,380	15,473,003

		26,546,552

Real Estate Management & Development - 0.3%
Forestar Real Estate Group, Inc.*(b)	90,350	1,743,755
St. Joe Co. (The)*(b)	65,383	1,428,618

		3,172,373

Semiconductors & Semiconductor Equipment - 1.8%
LSI Corp.*	1,574,594	9,431,818
Maxim Integrated Products, Inc.	330,982	7,817,795

		17,249,613

Software - 3.9%
McAfee, Inc.*	107,706	4,987,865
Microsoft Corp.	754,554	21,067,148
Nintendo Co., Ltd.	20,833	6,116,948

Symantec Corp.*	304,740	5,101,347

		37,273,308

Tobacco - 8.4%
Altria Group, Inc.	685,859	16,885,848
British American Tobacco plc	580,510	22,357,494
Imperial Tobacco Group plc	516,194	15,840,685
Japan Tobacco, Inc.	1,557	5,759,315
Lorillard, Inc.	62,827	5,155,584
Philip Morris International, Inc.	116,195	6,800,893
Reynolds American, Inc.	260,586	8,500,315

		81,300,134

Wireless Telecommunication Services - 1.5%
Vodafone Group plc	5,723,042	14,906,872

Total Common Stocks (Cost $712,254,732)		838,295,193

Loan Participation - 2.7%
Buildings and Real Estate - 1.4%
Realogy Corp.
3.256%, due 10/10/13(a)	$904,588	852,787
3.284%, due 10/10/13(a)	6,263,383	5,904,710
3.286%, due 10/10/13(a)	6,640,729	6,260,447
13.500%, due 10/15/17(a)	273,000	299,790

		13,317,734

Commercial Banks - 0.2%
CIT Group, Inc. 6.250%, due 08/11/15(a)	1,963,709	2,008,079

Electric Utilities - 0.6%
Texas Competitive Electric Holdings LLC 3.764%, due 10/10/14 (a)	7,880,260	6,099,177

		6,099,177

See accompanying notes to financial statements.

6

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Met/Franklin Mutual Shares Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Finance - 0.2%
First Data Corp. 3.011%, due 09/24/14(a)	$2,506,107	$2,321,779

		2,321,779

Forest Products - 0.2%
Smurfit-Stone Container Enterprises, Inc. 6.750%, due 07/15/16(a)	1,519,365	1,547,306

Telecommunications - 0.0%
Avaya, Inc. 3.034%, due 10/24/14(a)	267,329	254,230

Utilities - 0.1%
Boston Generating LLC
2.485%, due 12/20/13(a)	80,095	76,734
6.500%, due 12/20/13(a)	7,592	7,273
4.500%, due 12/21/13(a)	473,209	453,351

		537,358

Total Loan Participation (Cost $24,220,922)		26,085,663

Domestic Bonds & Debt Securities - 0.5%
Commercial Banks - 0.5%
CIT Group, Inc. 7.000%, due 05/01/16- 05/01/17 5,213,541		5,242,926

Total Domestic Bonds & Debt Securities (Cost $4,227,718)		5,242,926

Short-Term Investments - 13.4%
Discount Notes - 0.5%
Federal Home Loan Bank 0.010%, due 01/03/11(d)	5,000,000	4,999,997

Mutual Funds - 3.3%
State Street Navigator Securities Lending Prime Portfolio(e)	31,404,383	$31,404,383

Repurchase Agreement - 2.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $22,082,018 on 01/03/11 collateralized by $22,555,000 Federal Home Loan Bank at 0.000% due 07/15/11 with a value of $22,526,806.	$22,082,000	22,082,000

U.S. Government & Agency Discount Notes - 7.3%
U.S. Treasury Bills
0.122%, due 01/06/11(d)	5,000,000	4,999,992
0.125%, due 01/20/11(d)	5,000,000	4,999,925
0.130%, due 02/17/11(d)	3,000,000	2,999,625
0.357%, due 02/17/11(d)	5,000,000	4,997,239
0.155%, due 02/24/11(d)	5,000,000	4,999,265
0.155%, due 03/17/11(d)	3,000,000	2,999,391
0.145%, due 03/24/11(d)	10,000,000	9,997,670
0.140%, due 04/21/11(d)	5,000,000	4,998,125
0.140%, due 04/28/11(d)	5,000,000	4,997,970
0.160%, due 05/12/11(d)	5,000,000	4,997,580

Security Description	Par Amount	Value

U.S. Government & Agency Discount Notes - continued
0.182%, due 05/19/11(d)	$5,000,000	$4,997,355
0.165%, due 05/26/11(d)	5,000,000	4,997,220
0.185%, due 06/16/11(d)	5,000,000	4,996,310
0.182%, due 06/23/11(d)	5,000,000	4,995,915

		70,973,582

Total Short-Term Investments (Cost $129,454,467)		129,459,962

Total Investments - 103.5% (Cost $870,157,839)		999,083,744

Other Assets and Liabilities (net) - (3.5)%		(33,954,143)

Net Assets - 100.0%		$965,129,601

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $875,498,096. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $146,760,913 and $23,175,265, respectively, resulting in a net unrealized appreciation of $123,585,648.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $30,424,867 and the collateral received consisted of cash in the amount of $31,404,383. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $4,930,181, which is 0.5% of the Portfolio’s net assets.
(d)	Zero coupon bond - Interest rate represents current yield to maturity.
(e)	Represents investment of collateral received from securities lending transactions.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees.

Countries Diversification as of December 31, 2010 (Unaudited)
Top Ten Countries	% of Net Assets
United States	59.4
United Kingdom	9.8
Switzerland	6.9
France	3.5
Germany	3.5
Denmark	1.6
Bermuda	1.4
Japan	1.2
Spain	1.2
Norway	1.1

7

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Met/Franklin Mutual Shares Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$741,150	$—	$—	$741,150
Air Freight & Logistics	—	3,790,567	—	3,790,567
Automobiles	—	6,220,535	—	6,220,535
Beverages	24,367,674	16,626,658	—	40,994,332
Biotechnology	16,455,243	—	—	16,455,243
Building Products	7,505,873	—	—	7,505,873
Capital Markets	10,956,705	6,160,396	—	17,117,101
Chemicals	—	11,560,693	—	11,560,693
Commercial Banks	26,009,972	10,304,851	—	36,314,823
Communications Equipment	8,490,781	—	—	8,490,781
Computers & Peripherals	12,098,403	—	—	12,098,403
Diversified Financial Services	10,451,209	6,647,733	—	17,098,942
Diversified Telecommunication Services	—	17,568,235	—	17,568,235
Electric Utilities	16,438,301	10,304,065	—	26,742,366
Electrical Equipment	—	4,925,939	—	4,925,939
Electronic Equipment, Instruments & Components	7,341,677	—	—	7,341,677
Energy Equipment & Services	22,610,210	—	—	22,610,210
Food & Staples Retailing	47,262,662	4,075,351	—	51,338,013
Food Products	29,650,805	16,404,086	—	46,054,891
Health Care Equipment & Supplies	25,909,330	—	—	25,909,330
Health Care Providers & Services	29,717,014	—	—	29,717,014
Hotels, Restaurants & Leisure	—	634,509	—	634,509
Household Durables	5,506,009	—	—	5,506,009
Independent Power Producers & Energy Traders	6,815,337	—	—	6,815,337
Industrial Conglomerates	—	10,690,727	—	10,690,727
Insurance	29,925,022	5,735,018	—	35,660,040
Leisure Equipment & Products	7,327,248	—	—	7,327,248
Marine	—	11,801,643	—	11,801,643
Media	45,619,635	7,074,301	—	52,693,936

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Metals & Mining	$—	$185,524	$—	$185,524
Multi-Utilities	—	6,341,675	—	6,341,675
Office Electronics	16,629,915	—	—	16,629,915
Oil, Gas & Consumable Fuels	31,673,548	9,052,089	1	40,725,638
Paper & Forest Products	17,427,097	—	—	17,427,097
Pharmaceuticals	31,483,721	—	—	31,483,721
Real Estate	—	—	3,327,204	3,327,204
Real Estate Investment Trusts	23,198,306	3,348,246	—	26,546,552
Real Estate Management & Development	3,172,373	—	—	3,172,373
Semiconductors & Semiconductor Equipment	17,249,613	—	—	17,249,613
Software	31,156,360	6,116,948	—	37,273,308
Tobacco	37,342,640	43,957,494	—	81,300,134
Wireless Telecommunication Services	—	14,906,872	—	14,906,872
Total Common Stocks	600,533,833	234,434,155	3,327,205	838,295,193
Loan Participation*	—	26,085,663	—	26,085,663
Total Domestic Bonds & Debt Securities*	—	5,242,926	—	5,242,926
Short-Term Investments
Discount Notes	—	4,999,997	—	4,999,997
Mutual Funds	31,404,383	—	—	31,404,383
Repurchase Agreement	—	22,082,000	—	22,082,000
U.S. Government & Agency Discount Notes	—	70,973,582	—	70,973,582
Total Short-Term Investments	31,404,383	98,055,579	—	129,459,962
Total Investments	$631,938,216	$363,818,323	$3,327,205	$999,083,744
Forward Contacts**
Forward Contacts to Buy (Appreciation)	$—	$221,649	$—	$221,649
Forward Contacts to Buy (Depreciation)	—	(686,778)	—	(686,778)
Forward Contacts to Sell (Appreciation)	—	2,495,590	—	2,495,590
Forward Contacts to Sell (Depreciation)	—	(4,942,349)	—	(4,942,349)
Total Forward Contacts	$—	$(2,911,888)	$—	$(2,911,888)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forward, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Change in Unrealized Depreciation	Purchases	Balance as of December 31, 2010	Change in Unrealized Appreciation/ (Depreciation) for Investments still held at December 31, 2010
Common Stocks
Oil, Gas & Consumable Fuels	$—	$1	$—	$1	$1
Real Estate	—	(345,972)	3,673,176	3,327,204	(345,972)

Total	$—	$(345,971)	$3,673,176	$3,327,205	$(345,971)

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$977,001,744
Repurchase Agreement	22,082,000
Cash	259
Cash denominated in foreign currencies (c)	2,465,153
Receivable for investments sold	2,600,544
Receivable for shares sold	782,060
Dividends receivable	1,662,826
Interest receivable	188,926
Unrealized appreciation on forward currency contracts	2,717,239

Total assets	1,009,500,751

Liabilities
Payables for:
Investments purchased	6,454,305
Shares redeemed	72,941
Unrealized depreciation on forward currency contracts	5,629,127
Collateral for securities loaned	31,404,383
Accrued Expenses:
Management fees	640,483
Distribution and service fees - Class B	56,384
Administration fees	4,441
Custodian and accounting fees	26,273
Deferred trustees’ fees	16,302
Other expenses	66,511

Total liabilities	44,371,150

Net Assets	$965,129,601

Net Assets Represented by
Paid in surplus	$753,654,131
Accumulated net realized gain	53,468,588
Unrealized appreciation on investment and foreign currency transactions	126,062,522
Undistributed net investment income	31,944,360

Net Assets	$965,129,601

Net Assets
Class A	$691,550,899
Class B	273,578,702
Capital Shares Outstanding*
Class A	77,578,099
Class B	30,884,529
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.91
Class B	8.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $848,075,839.
(b)	Includes securities loaned at value of $30,424,867.
(c)	Identified cost of cash denominated in foreign currencies was $2,422,553.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$28,676,665
Interest (b)	4,031,022

Total investment income	32,707,687

Expenses
Management fees	6,703,011
Administration fees	50,980
Deferred Expense Reimbursement	139,371
Custodian and accounting fees	290,025
Distribution and service fees - Class B	505,770
Audit and tax services	36,617
Legal	48,921
Trustees’ fees and expenses	24,665
Shareholder reporting	99,485
Insurance	1,608
Miscellaneous	9,370

Total expenses	7,909,823

Net investment income	24,797,864

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	57,104,248
Foreign currency transactions	12,346,759

Net realized gain on investments and foreign currency transactions	69,451,007

Net change in unrealized appreciation (depreciation) on:
Investments	12,797,378
Foreign currency transactions	(7,669,866)

Net change in unrealized appreciation on investments and foreign currency transactions	5,127,512

Net realized and unrealized gain on investments and foreign currency transactions	74,578,519

Net Increase in Net Assets from Operations	$99,376,383

(a)	Net of foreign withholding taxes of $923,387.
(b)	Includes net income on securities loaned of $545,781.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase in Net Assets:
Operations
Net investment income	$24,797,864	$7,152,750
Net realized gain on investments and foreign currency transactions	69,451,007	973,076
Net change in unrealized appreciation on investments and foreign currency transactions	5,127,512	148,394,634

Net increase in net assets resulting from operations	99,376,383	156,520,460

Distributions to Shareholders
From net investment income
Class A	—	—
Class B	—	—
From net realized gains
Class A	(9,081,969)	—
Class B	(2,364,247)	—

Net decrease in net assets resulting from distributions	(11,446,216)	—

Net increase in net assets from capital share transactions	68,118,608	529,757,343

Net Increase in Net Assets	156,048,775	686,277,803
Net assets at beginning of period	809,080,826	122,803,023

Net assets at end of period	$965,129,601	$809,080,826

Undistributed (distributions in excess) of net investment income at end of period	$31,944,360	$(5,448,399)

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	12,853,216	$107,215,609	69,470,732	$454,214,814
Reinvestments	1,047,517	9,081,969	—
Redemption	(17,388,182)	(148,343,041)	(2,425,133)	(18,383,588)

Net Increase (decrease)	(3,487,449)	$(32,045,463)	67,045,599	$435,831,226

Class B
Sales	14,155,845	$116,595,743	15,407,187	$105,080,118
Reinvestments	273,957	2,364,247	—
Redemptions	(2,295,834)	(18,795,919)	(1,587,956)	(11,154,001)

Net increase	12,133,968	$100,164,071	13,819,231	$93,926,117

Increase derived from capital shares transactions		$68,118,608		$529,757,343

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$8.11	$6.48	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.25	0.11	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.66	1.52	(3.40)

Total From Investment Operations	0.91	1.63	(3.33)

Less Distributions
Distributions from Net Investment Income	—	—	(0.19)
Distributions from Net Realized Capital Gains	(0.11)	—	—
Distributions from Return of Capital	—	—	(0.00)+

Total Distributions	(0.11)	—	(0.19)

Net Asset Value, End of Period	$8.91	$8.11	$6.48

Total Return (%)	11.23	25.15	(33.20)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.88	0.90	1.32 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.88	0.90	0.90 *
Ratio of Net Investment Income to Average Net Assets (%)	3.00	1.47	1.29 *
Portfolio Turnover Rate (%)	42.3	60.8	23.6
Net Assets, End of Period (in millions)	$691.6	$657.6	$90.9

	Class B
	Year Ended December 31,
	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$8.08	$6.47	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.23	0.09	0.05
Net Realized and Unrealized Gain (loss) on Investments	0.66	1.52	(3.39)

Total From Investment Operations	0.89	1.61	(3.34)

Less Distributions
Distributions from Net Investment Income	—	—	(0.19)
Distributions from Net Realized Capital Gains	(0.11)	—	—
Distributions from Return of Capital	—	—	(0.00)+

Total Distributions	(0.11)	—	(0.19)

Net Asset Value, End of Period	$8.86	$8.08	$6.47

Total Return (%)	11.02	24.88	(33.36)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.13	1.15	1.60 *
Ratio of Net Expenses to Average Net Assets (%)(c)	1.13	1.15	1.15 *
Ratio of Net Investment Income to Average Net Assets (%)	2.84	1.27	1.05 *
Portfolio Turnover Rate (%)	42.3	60.8	23.6
Net Assets, End of Period (in millions)	$273.6	$151.5	$31.9

*	Annualized
+	Distributions from return of capital were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Mutual Shares Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“Metlife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, Real Estate Investment Trusts (REIT), forwards transactions, Ingersoll Rand security sold adjustment, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the

14

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Franklin Mutual Advisers, LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year December 31, 2010	% per annum	Average Daily Net Assets

$6,703,011	0.800%	ALL

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - (Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.90%	1.15%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expenses deferred in 2010 and $139,371 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2010 was $139,371. There are no further expense deferrals eligible for recoupment by the Adviser. Amounts repaid for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$495,053,927	$—	$325,972,666

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

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Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Options Contracts - An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument.

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Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

At December 31, 2010, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$2,717,239	Unrealized depreciation on forward foreign currency exchange contracts	$5,629,127

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Foreign Currency Exchange
Location Statement of Operations - Net Realized Gain (Loss)

Foreign currency transactions	$12,907,349

Location Statement of Operations - Net Change in Unrealized Appreciation/(Depreciation)

Foreign currency transactions	$(7,757,590)

For the year ended December 31, 2010, the average per contract outstanding for each derivative type was as follows:

Average Notional or Face Amounts(a)	Foreign Currency Risk

Foreign currency transactions	$215,355,444

(a) Amount represents average notional amount.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:
Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
5/10/2011	Deutsche Bank AG	436,584	CHF	468,076	$437,328	$30,748
5/10/2011	Deutsche Bank AG	386,000	CHF	413,843	386,890	26,953
5/10/2011	Deutsche Bank AG	340,000	CHF	364,525	347,143	17,382
5/10/2011	Bank of America N.A.	314,342	CHF	337,017	327,184	9,833
5/10/2011	Bank of America N.A.	155,765	CHF	167,001	161,499	5,502
5/10/2011	Deutsche Bank AG	320,000	CHF	343,082	333,368	9,714
5/10/2011	Bank of America N.A.	257,442	CHF	276,012	275,139	873
1/24/2011	State Street Corp.	613,123	DKK	110,157	112,642	(2,485)
1/24/2011	State Street Corp.	780,000	DKK	140,139	146,498	(6,359)
1/24/2011	State Street Corp.	370,000	DKK	66,476	68,781	(2,305)
1/24/2011	State Street Corp.	941,000	DKK	169,065	164,660	4,405
1/24/2011	Deutsche Bank AG	1,190,000	DKK	213,802	205,882	7,920
1/24/2011	Deutsche Bank AG	883,695	DKK	158,770	159,798	(1,028)
1/24/2011	Deutsche Bank AG	640,308	DKK	115,041	116,744	(1,703)
1/24/2011	Bank of America N.A.	1,564,000	DKK	280,997	286,499	(5,502)
1/18/2011	State Street Corp.	289,231	EUR	387,359	402,039	(14,680)
1/18/2011	State Street Corp.	360,718	EUR	483,100	490,815	(7,715)
1/18/2011	State Street Corp.	342,741	EUR	459,024	462,889	(3,865)
1/18/2011	State Street Corp.	89,305	EUR	119,603	120,687	(1,084)
1/18/2011	State Street Corp.	90,307	EUR	120,946	120,800	146

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/18/2011	Bank of America N.A.	461,575	EUR	618,175	$645,074	$(26,899)
1/18/2011	Deutsche Bank AG	1,112,987	EUR	1,490,593	1,542,463	(51,870)
1/18/2011	Deutsche Bank AG	639,260	EUR	856,143	888,942	(32,799)
1/18/2011	Deutsche Bank AG	702,582	EUR	940,949	974,235	(33,286)
1/18/2011	Deutsche Bank AG	2,488,737	EUR	3,333,097	3,493,540	(160,443)
1/18/2011	Deutsche Bank AG	781,953	EUR	1,047,247	1,089,549	(42,302)
1/18/2011	Bank of America N.A.	492,599	EUR	659,724	674,575	(14,851)
1/18/2011	Bank of America N.A.	440,203	EUR	589,552	598,747	(9,195)
1/18/2011	Deutsche Bank AG	492,947	EUR	660,190	670,683	(10,493)
1/18/2011	Bank of America N.A.	460,000	EUR	616,065	624,059	(7,994)
1/18/2011	Bank of America N.A.	460,000	EUR	616,065	624,519	(8,454)
1/18/2011	Deutsche Bank AG	920,000	EUR	1,232,131	1,249,268	(17,137)
1/18/2011	Bank of America N.A.	591,298	EUR	791,909	798,696	(6,787)
1/18/2011	Bank of America N.A.	249,163	EUR	333,697	336,556	(2,859)
1/18/2011	Bank of America N.A.	365,457	EUR	489,446	493,451	(4,005)
1/18/2011	Deutsche Bank AG	338,036	EUR	452,722	455,350	(2,628)
1/18/2011	Deutsche Bank AG	920,000	EUR	1,232,131	1,247,492	(15,361)
1/18/2011	Barclays Bank plc	690,000	EUR	924,098	928,968	(4,870)
1/18/2011	Bank of America N.A.	460,000	EUR	616,065	622,720	(6,655)
1/18/2011	Bank of America N.A.	253,899	EUR	340,039	344,033	(3,994)
1/18/2011	Deutsche Bank AG	1,296,037	EUR	1,735,747	1,751,463	(15,716)
1/18/2011	Deutsche Bank AG	216,816	EUR	290,376	294,805	(4,429)
1/18/2011	Deutsche Bank AG	744,664	EUR	997,308	1,015,491	(18,183)
1/18/2011	Deutsche Bank AG	1,351,147	EUR	1,809,554	1,840,785	(31,231)
1/18/2011	Bank of America N.A.	335,923	EUR	449,893	458,149	(8,256)
1/18/2011	Barclays Bank plc	447,348	EUR	599,121	611,234	(12,113)
1/18/2011	Deutsche Bank AG	100,000	EUR	133,927	130,675	3,252
1/18/2011	Deutsche Bank AG	170,000	EUR	227,676	221,026	6,650
1/18/2011	Bank of America N.A.	280,500	EUR	375,666	364,642	11,024
2/14/2011	Deutsche Bank AG	390,000	GBP	608,104	618,345	(10,241)
2/14/2011	Barclays Bank plc	195,000	GBP	304,052	310,578	(6,526)
2/14/2011	Bank of America N.A.	390,000	GBP	608,104	623,064	(14,960)
2/14/2011	Deutsche Bank AG	1,500,000	GBP	2,338,860	2,394,375	(55,515)
2/16/2011	State Street Corp.	1,350,000	NOK	231,225	211,662	19,563
2/16/2011	State Street Corp.	1,054,071	NOK	180,539	180,276	263
2/16/2011	State Street Corp.	1,849,337	NOK	316,750	314,502	2,248
2/16/2011	State Street Corp.	1,838,061	NOK	314,819	313,557	1,262
2/16/2011	State Street Corp.	1,033,082	NOK	176,944	176,905	39
2/16/2011	Deutsche Bank AG	494,900	NOK	84,765	84,051	714
2/16/2011	Deutsche Bank AG	1,322,900	NOK	226,583	223,124	3,459
2/16/2011	Deutsche Bank AG	1,119,642	NOK	191,770	188,889	2,881
2/16/2011	Deutsche Bank AG	1,092,019	NOK	187,039	184,641	2,398
2/16/2011	Deutsche Bank AG	1,682,402	NOK	288,158	284,080	4,078
2/16/2011	Deutsche Bank AG	1,373,002	NOK	235,165	224,916	10,249
2/16/2011	Deutsche Bank AG	3,700,000	NOK	633,727	593,634	40,093

						$(465,129)

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MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Forward Foreign Currency Exchange Contracts to Sell:
Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
5/10/2011	State Street Corp.	6,472,414	CHF	6,939,283	$6,711,338	$(227,945)
5/10/2011	Deutsche Bank AG	10,344,521	CHF	11,090,693	10,729,717	(360,976)
5/10/2011	Bank of America N.A.	488,950	CHF	524,219	501,564	(22,655)
1/24/2011	State Street Corp.	800,000	DKK	143,733	136,038	(7,695)
1/24/2011	Bank of America N.A.	23,137,060	DKK	4,156,938	3,982,419	(174,519)
1/24/2011	Deutsche Bank AG	1,366,000	DKK	245,423	241,680	(3,743)
1/18/2011	State Street Corp.	32,218,234	EUR	43,148,991	40,955,819	(2,193,172)
1/18/2011	State Street Corp.	311,125	EUR	416,681	400,274	(16,407)
1/18/2011	State Street Corp.	768,282	EUR	1,028,938	975,280	(53,658)
1/18/2011	State Street Corp.	345,155	EUR	462,256	456,781	(5,475)
1/18/2011	State Street Corp.	355,842	EUR	476,569	466,640	(9,929)
1/18/2011	State Street Corp.	723,092	EUR	968,417	969,861	1,444
1/18/2011	Deutsche Bank AG	34,770,000	EUR	46,566,500	45,472,206	(1,094,294)
1/18/2011	Deutsche Bank AG	493,028	EUR	660,298	634,236	(26,062)
1/18/2011	Bank of America N.A.	374,326	EUR	501,325	480,111	(21,214)
1/18/2011	Bank of America N.A.	955,724	EUR	1,279,975	1,326,382	46,407
1/18/2011	Deutsche Bank AG	348,470	EUR	466,696	461,155	(5,541)
2/14/2011	State Street Corp.	42,676,686	GBP	66,543,188	68,891,267	2,348,079
2/14/2011	State Street Corp.	299,289	GBP	466,664	481,933	15,269
2/14/2011	State Street Corp.	350,000	GBP	545,734	553,151	7,417
2/14/2011	State Street Corp.	310,293	GBP	483,820	480,721	(3,099)
2/14/2011	Deutsche Bank AG	175,000	GBP	272,867	282,389	9,522
2/14/2011	Bank of America N.A.	270,000	GBP	420,995	438,812	17,817
2/14/2011	Bank of America N.A.	850,123	GBP	1,325,545	1,373,186	47,641
4/20/2011	Barclays Bank plc	327,947,447	JPY	4,047,305	4,045,937	(1,368)
4/20/2011	Deutsche Bank AG	16,900,000	JPY	208,568	209,236	668
4/20/2011	Deutsche Bank AG	9,822,960	JPY	121,228	120,000	(1,228)
4/20/2011	Deutsche Bank AG	10,823,800	JPY	133,580	130,000	(3,580)
4/20/2011	Deutsche Bank AG	6,680,797	JPY	82,450	80,730	(1,720)
4/20/2011	Bank of America N.A.	5,375,385	JPY	66,339	65,184	(1,155)
4/20/2011	Deutsche Bank AG	11,600,400	JPY	143,164	140,000	(3,164)
2/16/2011	Deutsche Bank AG	59,146,255	NOK	10,130,442	9,475,757	(654,685)
2/16/2011	Deutsche Bank AG	3,200,000	NOK	548,089	512,911	(35,178)
2/16/2011	Bank of America N.A.	2,496,093	NOK	427,525	421,438	(6,087)
2/16/2011	Bank of America N.A.	3,300,000	NOK	565,217	563,150	(2,067)
2/16/2011	Deutsche Bank AG	1,733,475	NOK	296,906	298,232	1,326
2/16/2011	Deutsche Bank AG	2,600,000	NOK	445,323	439,590	(5,733)

						$(2,446,759)

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - Great Britain Pound

JPY - Japanese Yen

NOK - Norwegian Krone

20

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009

$11,446,216	$—	$—	$—	$—	$—	$11,446,216	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total

$55,359,626	$32,691,006	$123,441,140	$—	$211,491,772

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

21

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Met/Franklin Mutual Shares Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Franklin Mutual Shares Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

23

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

25

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Franklin Mutual Shares Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

26

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Franklin Mutual Shares Portfolio, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- year and since inception periods ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-year period ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

27

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Mutual Shares Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also took into account management’s discussion of expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

28

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Met/Franklin Mutual Shares Portfolio, the Board noted that the Portfolio’s advisory and sub-advisory fees do not contain breakpoints. The Board noted that the Portfolio’s management fees were above the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

29

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Met Investors Series Trust Met/Franklin Templeton Founding Strategy Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Met/Franklin Templeton Founding Strategy Portfolio returned 10.36% and 10.05%, respectively. The Portfolio’s benchmark, the S&P 500 Index1, returned 15.06%.

Economic and Market Review

Overall, it was a good year for investors as most capital markets produced positive returns; however volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Mid Cap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., growth style stocks outperformed value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

Portfolio Review

The Met/Franklin Templeton Founding Strategy Portfolio is a “fund of funds” consisting of three portfolios of the Met Investors Series Trust subadvised by the Franklin Templeton organization: the Met/Franklin Mutual Shares Portfolio, the Met/Templeton Growth Portfolio, and the Met/Franklin Income Portfolio. The Portfolio’s strategy is to hold one-third of its assets in each of the underlying portfolios and to rebalance the Portfolio on a quarterly basis. MetLife Advisers expects that the combination of these three underlying portfolios will provide a diversified portfolio with exposure to both bonds and stocks, including foreign stocks. The Portfolio’s holding of approximately 25% of its cumulative assets in cash and bonds during most of the period provided a cushion to performance in the turbulent second quarter, but it detracted from performance during the remainder of the year.

All three components of the Portfolio underperformed the Portfolio’s primary index, the S&P 500 Index, during 2010, but each for a different reason related to that underlying portfolio’s basic investment strategy. The Met/Franklin Mutual Shares Portfolio’s return was dampened in part by its focus on value style stocks, which underperformed growth style stocks during 2010. Its return was also adversely impacted by several stocks that lost value during the year: deepwater driller Transocean (Switzerland), German utility contractor E.ON, and Bank of America. The Met/Templeton Growth Portfolio, as expected, held a large portion of its assets in foreign stocks, which returned less than domestic stocks for the year. An overweight to Europe relative to Asia and the Americas hurt relative performance due to concerns that the sovereign debt crisis and austerity programs could impede future growth in the region. Relative to the S&P 500, the Met/Franklin Income Portfolio was deterred by its normal strategy of including a significant level of bonds in its strategy. However, its return was in line with expectations. Its performance was helped by its focus on high yield bonds within the Portfolio’s fixed income segment.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual

1

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Met/Franklin Income Portfolio (Class A)	33.9
Met/Templeton Growth Portfolio (Class A)	33.3
Met/Franklin Mutual Shares Portfolio (Class A)	32.8

2

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Met/Franklin Templeton Founding Strategy Portfolio managed by

MetLife Advisers, LLC vs. S&P 500 Index1

	Average Annual Return (for the year ended 12/31/10)[2]
	1 Year	Since Inception[3]
Met/Franklin Templeton Founding Strategy Portfolio—Class A	10.36%	0.40%
Class B	10.05%	0.17%
S&P 500 Index[1]	15.06%	(1.63)%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market- weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)(b)
Actual	0.46%	$1,000.00	$1,170.00	$2.52
Hypothetical*	0.46%	1,000.00	1,022.89	2.35

Class B(a)(b)
Actual	0.71%	$1,000.00	$1,169.60	$3.88
Hypothetical*	0.71%	1,000.00	1,021.63	3.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.0%
Affiliated Investment Companies -100.0%
Met/Franklin Income Portfolio (Class A)(a)	26,827,002	$288,390,268
Met/Franklin Mutual Shares Portfolio (Class A)(a)	31,252,535	278,460,089
Met/Templeton Growth Portfolio (Class A)(a)	30,291,990	283,533,029

Total Mutual Funds (Cost $695,673,470)		850,383,386

Total Investments - 100.0% (Cost $695,673,470#)		850,383,386

Other Assets And Liabilities (net) - 0.0%		(234,346)

Net Assets - 100.0%		$850,149,040

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $711,079,030. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $139,304,356 and $0, respectively, resulting in a net unrealized appreciation of $139,304,356.
(a)	A Portfolio of Met Investors Series Trust.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$850,383,386	$—	$—	$850,383,386
Total Investments	$850,383,386	$—	$—	$850,383,386

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$850,383,386
Receivable for shares sold	998,008
Receivable from Adviser	9,125

Total assets	851,390,519

Liabilities
Payables for:
Investments purchased	962,802
Shares redeemed	35,206
Accrued Expenses:
Management fees	32,427
Distribution and service fees - Class B	175,807
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	16,302
Other expenses	14,868

Total liabilities	1,241,479

Net Assets	$850,149,040

Net Assets Represented by
Paid in surplus	$694,701,607
Accumulated net realized loss	(14,536,587)
Unrealized appreciation on Investments	154,709,916
Undistributed net investment income	15,274,104

Net Assets	$850,149,040

Net Assets
Class A	$1,537,859
Class B	848,611,181
Capital Shares Outstanding*
Class A	155,134
Class B	86,055,807
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.91
Class B	9.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $695,673,470.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios	$13,653,883

Total investment income	13,653,883

Expenses
Management fees	342,862
Administration fees	24,000
Custodian and accounting fees	24,975
Distribution and service fees - Class B	1,827,261
Audit and tax services	21,127
Legal	45,798
Trustees’ fees and expenses	24,650
Miscellaneous	4,490

Total expenses	2,315,163
Less expenses reimbursed by the Adviser	(121,824)

Net expenses	2,193,339

Net investment income	11,460,544

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(4,974,559)
Capital gain distributions from Underlying Portfolios	4,550,264

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(424,295)

Net change in unrealized appreciation on investments	62,696,161

Net realized and unrealized gain on investments	62,271,866

Net Increase in Net Assets from Operations	$73,732,410

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income (loss)	$11,460,544	$(1,398,480)
Net realized loss on investments and capital gain distributions from Underlying Portfolios	(424,295)	(8,657,895)
Net change in unrealized appreciation on investments	62,696,161	152,014,257

Net increase in net assets resulting from operations	73,732,410	141,957,882

Distributions to Shareholders
From net investment income
Class A	—	—
Class B	—	—
From net realized gains
Class A	(4)	—
Class B	(2,521)	—

Net decrease in net assets resulting from distributions	(2,525)	—

Net increase in net assets from capital share transactions	110,477,374	247,306,353

Net Increase in Net Assets	184,207,259	389,264,235
Net assets at beginning of period	665,941,781	276,677,546

Net assets at end of period	$850,149,040	$665,941,781

Undistributed (distributions in excess of) net investment income at end of period	$15,274,104	$(7,518)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	49,637	$453,268	76,041	$630,966
Reinvestments	1	4	—	—
Redemption	(11,176)	(101,917)	(6,820)	(54,126)

Net increase	38,462	$351,355	69,221	$576,840

Class B
Sales	21,533,559	$197,066,258	43,526,092	$317,493,103
Reinvestments	267	2,521	—	—
Redemptions	(9,705,862)	(86,942,760)	(8,929,017)	(70,763,590)

Net increase	11,827,964	$110,126,019	34,597,075	$246,729,513

Increase derived from capital shares transactions		$110,477,374		$247,306,353

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010		2009	2008(b)
Net Asset Value, Beginning of Period	$8.98		$6.97	$10.00

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.16		(0.00)+	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.77		2.01	(2.97)

Total From Investment Operations	0.93		2.01	(2.89)

Less Distributions
Distributions from Net Investment Income	—		—	(0.14)
Distributions from Net Realized Capital Gains	(0.00	)++	—	—

Total distributions	(0.00	)++	—	(0.14)

Net Asset Value, End of Period	$9.91		$8.98	$6.97

Total Return (%)	10.36		28.84	(28.92)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.07		0.08	0.44 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.05		0.05	0.05 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	1.72		(0.04)	1.23 *
Portfolio Turnover Rate (%)	5.3		6.7	4.4
Net Assets, End of Period (in millions)	$1.5		$1.0	$0.3

	Class B
	Year Ended December 31,
	2010		2009	2008(b)
Net Asset Value, Beginning of Period	$8.96		$6.97	$10.00

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.14		(0.02)	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.76		2.01	(3.16)

Total From Investment Operations	0.90		1.99	(2.90)

Less Distributions
Distributions from Net Investment Income	—		—	(0.13)
Distributions from Net Realized Capital Gains	(0.00	)++	—	—

Total Distributions	(0.00	)++	—	(0.13)

Net Asset Value, End of Period	$9.86		$8.96	$6.97

Total Return (%)	10.05		28.55	(28.98)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.32		0.33	0.38 *
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.30		0.30	0.30 *
Ratio of Net Investment Income to Average Net Assets (%)(f)	1.57		(0.29)	4.97 *
Portfolio Turnover Rate (%)	5.3		6.7	4.4
Net Assets, End of Period (in millions)	$848.6		$664.9	$276.3

*	Annualized
+	Net investment loss was less than $0.01.
++	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Templeton Founding Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is a “fund of funds” that invests, on a fixed percentage basis, in a combination of the Trust’s portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, “Franklin Templeton”), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio’s assets will be allocated on an equal basis (33 1/ 3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the “Underlying Portfolios”), each of which is a separate portfolio of the Trust. The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$342,862	0.05%	First $500 Million

	0.04%	$500 Million to $1 Billion

	0.03%	Over $1 Billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009	2010
		Subject to repayment until December 31,
Class A	Class B	2013	2014	2015

0.05%	0.30%	$85,140	$133,123	$121,824

As of December 31, 2010, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2010 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2010, there was $340,087 in expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$164,810,838	$—	$38,239,092

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

Met/Franklin Income Portfolio*	21,844,665	6,207,629	(1,225,292)	26,827,002

Met/Franklin Mutual Shares Portfolio*	27,262,974	5,926,302	(1,936,741)	31,252,535

Met/Templeton Growth Portfolio*	25,577,978	5,994,672	(1,280,660)	30,291,990

* The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2010. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

Met/Franklin Income Portfolio	$11,036	$1,443,977	$10,727,335	$288,390,268

Met/Franklin Mutual Shares Portfolio	(3,039,829)	3,106,287	—	278,460,089

Met/Templeton Growth Portfolio	(1,945,766)	—	2,926,548	283,533,029

	$(4,974,559)	$4,550,264	$13,653,883	$850,383,386

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$—	$—	$2,525	$—	$2,525	$—

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Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$15,290,406	$868,974	$139,304,356	$—	$155,463,736

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Met/Franklin Templeton Founding Strategy Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Franklin Templeton Founding Strategy Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

17

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Franklin Templeton Founding Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the Met/Franklin Templeton Founding Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the Met/Franklin Templeton Founding Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Franklin Templeton Founding Strategy Portfolio, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2010, and outperformed the median of its Performance Universe and its Lipper Index for the since inception period ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one- year period ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, and noted that the Portfolio commenced operations on April 28, 2008. Based on its review and taking into account the fact that the Portfolio had only recently commenced operations, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a

19

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median. The Board also considered that total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Adviser reduced its advisory fee through the implementation of additional breakpoints, effective November 12, 2009. After consideration of all relevant factors, the Board concluded that the advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule

20

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that management had implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee on assets above certain specified levels. The Board considered the fact that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board also noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the Met/Franklin Templeton Founding Strategy Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

21

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Managed by Templeton Global Advisors Limited

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Met/Templeton Growth Portfolio returned 7.88% and 7.66%, respectively. The Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) World Index1, returned 11.76%.

Market Environment/Conditions

The year under review was characterized by an uneven global economic recovery. Emerging markets led growth, as they were generally unconstrained by the debt overhang burdening western economies and benefited from strong intrinsic demand and significant capital inflows. Developed markets grew at a more subdued pace, underpinned by government-sponsored liquidity-enhancing measures.

Global equity markets responded favorably to signs of economic recovery. Commodities surged due to near-term supply constraints and emerging market demand increases, as well as longer term fears that overly accommodative monetary policies would ultimately have negative inflationary consequences. The dollar strengthened relative to the euro but weakened against the yen.

Portfolio review/Current Positioning

From a geographic perspective, key detractors included an underweighting and stock selection in the U.S., where growth exceeded expectations, and an overweighting and stock selection in the European region, notably France, Italy and the U.K., where sovereign debt concerns and austerity programs pressured the economic recovery.

An overweighted position and stock selection in the Health Care sector was a significant detractor from performance during a period when European governments undertaking fiscal austerity measures considered reducing pharmaceutical industry reimbursements and U.S. politicians debated sweeping health care reforms. French pharmaceuticals manufacturer Sanofi-Aventis (France) lagged despite delivering strong earnings as investors focused on impending patent expirations and the company’s hostile bid for biotechnology firm Genzyme.

We had less conviction in the Materials sector, and our underweighting and stock selection pressured relative returns as supply constraints, emerging market demand increases, and inflation concerns supported commodity prices during the year. Stock selection in the Energy sector also dampened relative performance, mostly on account of exposure to Total (France), Petroleo Brasileiros (Brazil) and BP (England), the British energy producer at the center of the Gulf of Mexico oil spill. After a thorough reevaluation of our position during the period, we remained holders of the troubled BP stock and ultimately recouped substantial losses by year-end.

Geographically, the Portfolio’s Asian position contributed to relative performance, particularly presence in non-index South Korea. Holdings in Germany and Spain were also leading contributors.

Sector-wise, as the economic recovery progressed, the Portfolio’s overweighted position in the traditionally cyclical Consumer Discretionary sector contributed to relative performance, led by U.S. Media holdings Comcast, Time Warner Cable, Disney and Viacom, which benefited from improving advertising markets and growing broadband penetration. Global auto makers BMW (Germany) and Hyundai Motor (South Korea), also rallied due to increasing international car demand. The Portfolio’s Financials holdings added to relative returns, primarily as a result of an underweighted position in a sector pressured by European sovereign debt risk, capital adequacy concerns and regulatory tightening.

Information Technology holdings delivered mixed returns; software manufacturer Oracle was among the Portfolio’s leading performance contributors, successfully integrating new acquisitions and realizing earnings well in excess of analyst expectations, but software giant Microsoft and networking solutions provider Cisco Systems succumbed to concerns about the fragility of the global economic recovery.

As bottom-up, long-term, value investors, we continue to focus on stocks trading at significant discounts to the company’s longer term business value based on earnings power, cash flow generation potential and asset value. We remain favorable toward our holdings in Europe, in our view the world’s cheapest major equity region and home to fundamentally strong corporate entities with globally diversified revenues. We also remain positive toward the Health Care sector in general, which we see as the world’s cheapest despite strengthening corporate fundamentals, significant restructuring potential and advantageous global demographics. In our view, the Materials sector’s current valuations leave little room for continued outperformance over Templeton’s long-term investment horizon.

Cynthia L. Sweeting, CFA

Tucker Scott, CFA

Lisa F. Myers, J.D., CFA

Templeton Global Advisors Limited

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings,

1

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Managed by Templeton Global Advisors Limited

Portfolio Manager Commentary* (continued)

asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Oracle Corp.	2.5
Accenture plc - Class A	2.3
Microsoft Corp.	2.1
Amgen, Inc.	1.9
Comcast Corp. - Special Class A	1.9
Sanofi-Aventis	1.8
Vodafone Group plc	1.7
Pfizer, Inc.	1.6
Samsung Electronics Co., Ltd.	1.6
Siemens AG	1.5

Top Sectors

% of Market Value of Total Investments
Communications	18.3
Non-Cyclical	17.9
Financial	12.8
Technology	12.1
Industrial	10.8
Energy	10.6
Cyclical	9.1
Short-Term Investments	5.5
Basic Materials	2.0
Diversified	0.9

2

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Met/Templeton Growth Portfolio managed by

Templeton Global Advisors Limited vs. Morgan Stanley Capital International (MSCI) World Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	Since Inception[3]
Met/Templeton Growth Portfolio—Class A	7.88%	(1.78)%
Class B	7.66%	(2.01)%
Morgan Stanley Capital International (MSCI) World Index[1]	11.76%	(3.98)%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Morgan Stanley Capital International (MSCI) World Index is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A and Class B shares is 4/28/08. Index returns are based on an inception date of 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.80%	$1,000.00	$1,221.90	$4.48
Hypothetical*	0.80%	1,000.00	1,021.17	4.08

Class B(a)
Actual	1.05%	$1,000.00	$1,221.50	$5.88
Hypothetical*	1.05%	1,000.00	1,019.91	5.35

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 94.8%
Aerospace & Defense - 0.6%
BAE Systems plc	279,750	$1,440,182
Embraer S.A. (ADR)(a)	25,230	741,762

		2,181,944

Air Freight & Logistics - 2.5%
Deutsche Post AG	90,860	1,544,503
FedEx Corp.	32,540	3,026,545
United Parcel Service, Inc. - Class B	61,860	4,489,799

		9,060,847

Auto Components - 0.6%
Compagnie Generale des Etablissements Michelin - Class B	30,294	2,183,835

Automobiles - 2.8%
Bayerische Motoren Werke (BMW) AG	41,200	3,245,133
Hyundai Motor Co.	28,858	4,407,941
Toyota Motor Corp.	62,800	2,474,996

		10,128,070

Biotechnology - 2.5%
Amgen, Inc.*	125,740	6,903,126
Biogen Idec, Inc.*	31,991	2,144,997

		9,048,123

Capital Markets - 0.6%
Bank of New York Mellon Corp.	48,290	1,458,358
UBS AG*	39,420	647,491

		2,105,849

Commercial & Professional Services - 0.4%
Brambles, Ltd.	103,316	752,423
Rentokil Initial plc*	373,350	564,362

		1,316,785

Commercial Banks - 4.3%
DBS Group Holdings, Ltd.	236,500	2,638,705
HSBC Holdings plc	300,400	3,074,247
ICICI Bank, Ltd. (ADR)	54,080	2,738,611
Intesa Sanpaolo	553,121	1,503,378
KB Financial Group, Inc.	66,527	3,505,310
UniCredito Italiano S.p.A.	1,025,116	2,124,816

		15,585,067

Communications Equipment - 2.0%
Brocade Communications Systems, Inc.*	305,640	1,616,836
Cisco Systems, Inc.*	190,610	3,856,040
Telefonaktiebolaget LM Ericsson - Class B	161,731	1,872,617

		7,345,493

Computers & Peripherals - 1.0%
Dell, Inc.*	111,980	1,517,329
Lite-On Technology Corp.	1,007,871	1,385,796

Security Description	Shares	Value

Computers & Peripherals - continued
Seagate Technology plc*	57,910	$870,387

		3,773,512

Construction Materials - 0.8%
CRH plc	135,752	2,834,876

Consumer Finance - 0.7%
American Express Co.	58,820	2,524,554

Diversified Financial Services - 1.9%
Bank of America Corp.	126,510	1,687,643
ING Groep N.V.*	326,334	3,191,726
JPMorgan Chase & Co.	44,630	1,893,205

		6,772,574

Diversified Telecommunication Services - 4.5%
AT&T, Inc.	43,610	1,281,262
China Telecom Corp., Ltd. (ADR)	30,950	1,618,066
France Telecom S.A.	181,980	3,807,721
Singapore Telecommunications, Ltd.	1,785,000	4,255,089
Telefonica S.A.	119,265	2,714,710
Telekom Austria AG	55,330	779,880
Telenor ASA	120,910	1,968,929

		16,425,657

Electrical Equipment - 0.4%
Alstom S.A.(a)	29,780	1,428,601

Electronic Equipment, Instruments & Components - 1.7%
Flextronics International, Ltd.*	233,810	1,835,408
FUJIFILM Holdings Corp.	39,000	1,410,009
Tyco Electronics, Ltd.	78,510	2,779,254

		6,024,671

Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	47,490	2,715,003
Halliburton Co.	107,380	4,384,325
Noble Corp.	30,140	1,078,108
SBM Offshore N.V.	54,836	1,233,194

		9,410,630

Food & Staples Retailing - 1.8%
CVS Caremark Corp.	98,228	3,415,388
Tesco plc	451,470	2,994,785

		6,410,173

Food Products - 1.0%
Nestle S.A.	59,960	3,515,128

Health Care Equipment & Supplies - 2.1%
Covidien plc	101,630	4,640,426
Medtronic, Inc.	76,350	2,831,821

		7,472,247

Health Care Providers & Services - 0.5%
Quest Diagnostics, Inc.	34,940	1,885,712

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Hotels, Restaurants & Leisure - 0.3%
Compass Group plc	112,600	$1,021,176

Household Durables - 0.2%
Persimmon plc	114,040	740,892

Industrial Conglomerates - 4.5%
General Electric Co.	211,970	3,876,931
Koninklijke (Royal) Philips Electronics N.V.	74,370	2,282,198
Siemens AG	44,990	5,582,479
Tyco International, Ltd.	110,530	4,580,363

		16,321,971

Insurance - 4.9%
ACE, Ltd.	34,470	2,145,758
AIA Group, Ltd.*	380,800	1,070,399
Aviva plc	571,720	3,518,612
AXA S.A.	103,630	1,733,207
Muenchener Rueckversicherungs-Gesellschaft AG	14,520	2,207,314
Progressive Corp. (The)	150,250	2,985,467
RenaissanceRe Holdings, Ltd.	29,740	1,894,141
Swiss Reinsurance Co., Ltd.	36,930	2,012,963
Torchmark Corp.	5,130	306,466

		17,874,327

Internet & Catalog Retail - 0.4%
Expedia, Inc.	57,400	1,440,166

IT Services - 2.5%
Accenture plc - Class A	171,270	8,304,882
Cap Gemini S.A.	19,520	914,740

		9,219,622

Life Sciences Tools & Services - 0.5%
Lonza Group AG	21,770	1,747,782

Machinery - 0.2%
GEA Group AG	23,610	683,584

Media - 8.7%
British Sky Broadcasting Group plc	78,700	903,802
Comcast Corp. - Special Class A	322,740	6,716,220
News Corp. - Class A	380,870	5,545,467
Pearson plc	202,810	3,205,247
Reed Elsevier N.V.	110,840	1,375,606
Time Warner Cable, Inc.	53,186	3,511,872
Time Warner, Inc.	39,596	1,273,803
Viacom, Inc. - Class B	46,600	1,845,826
Vivendi	157,120	4,258,123
Walt Disney Co. (The)	82,130	3,080,696

		31,716,662

Metals & Mining - 1.1%
Alcoa, Inc.	97,070	1,493,907
POSCO	1,560	668,101

Security Description	Shares	Value

Metals & Mining - continued
Vale S.A. (ADR)	61,620	$1,862,157

		4,024,165

Multiline Retail - 0.5%
Target Corp.	32,310	1,942,800

Office Electronics - 0.4%
Konica Minolta Holdings, Inc.	143,000	1,485,545

Oil, Gas & Consumable Fuels - 8.0%
BG Group plc	90,620	1,834,261
BP plc	571,110	4,186,213
Chesapeake Energy Corp.	30,490	789,996
Chevron Corp.	31,060	2,834,225
Eni S.p.A.	115,560	2,530,774
Gazprom (ADR)	61,500	1,562,659
Petroleo Brasileiro S.A. (ADR)	42,980	1,468,627
Repsol YPF S.A.	23,945	669,353
Royal Dutch Shell plc	149,020	4,932,322
StatoilHydro ASA	83,210	1,980,851
Talisman Energy, Inc.	70,500	1,567,769
Total S.A.	89,020	4,737,843

		29,094,893

Paper & Forest Products - 0.4%
Svenska Cellulosa AB	90,250	1,423,846

Pharmaceuticals - 9.3%
Abbott Laboratories	25,190	1,206,853
Bristol-Myers Squibb Co.	55,380	1,466,462
GlaxoSmithKline plc	284,030	5,519,279
Merck & Co., Inc.	113,070	4,075,043
Merck KGaA	18,140	1,455,096
Novartis AG	67,700	3,986,976
Pfizer, Inc.	330,860	5,793,359
Roche Holdings AG	24,220	3,553,320
Sanofi-Aventis	103,060	6,632,779

		33,689,167

Professional Services - 1.4%
Adecco S.A.	29,550	1,934,892
Hays plc	476,490	959,132
Randstad Holding N.V.*	43,230	2,287,773

		5,181,797

Real Estate Management & Development - 1.2%
Cheung Kong Holdings, Ltd.	112,000	1,722,312
Swire Pacific, Ltd.	153,000	2,510,807

		4,233,119

Semiconductors & Semiconductor Equipment - 2.6%
Samsung Electronics Co., Ltd.	6,734	5,627,381
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	294,339	3,691,011

		9,318,392

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Software - 6.6%
Check Point Software Technologies, Ltd.*	34,030	$1,574,228
Microsoft Corp.	266,160	7,431,187
Nintendo Co., Ltd.	7,738	2,272,018
Oracle Corp.	288,830	9,040,379
SAP AG	73,560	3,754,094

		24,071,906

Specialty Retail - 2.4%
Home Depot, Inc. (The)	50,900	1,784,554
Industria de Diseno Textil S.A.(a)	30,219	2,269,683
Kingfisher plc	784,440	3,226,535
USS Co., Ltd.	15,990	1,308,149

		8,588,921

Trading Companies & Distributors - 0.8%
Wolseley plc*	91,936	2,935,109

Wireless Telecommunication Services - 2.6%
Sprint Nextel Corp.*	392,750	1,661,332
Turkcell Iletisim Hizmetleri A.S. (ADR)	105,490	1,807,044
Vodafone Group plc	2,348,580	6,117,373

		9,585,749

Total Common Stocks (Cost $287,593,218)		343,775,939

Short-Term Investments - 5.6%
Mutual Funds - 0.9%
State Street Navigator Securities Lending Prime Portfolio(b)	3,071,772	3,071,772

Repurchase Agreement - 4.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $17,133,014 on 01/03/11 collateralized by $17,700,000 Federal Home Loan Mortgage Corp. at 2.125% due 08/25/15 with a value of $17,478,750.	$17,133,000	17,133,000

Total Short-Term Investments (Cost $20,204,772)		20,204,772

Total Investments - 100.4% (Cost $307,797,990#)		363,980,711

Other Assets and Liabilities (net) - (0.4)%		(1,609,151)

Net Assets - 100.0%		$362,371,560

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $308,917,273. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $63,622,500 and $8,559,062, respectively, resulting in a net unrealized appreciation of $55,063,438.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $2,940,038 and the collateral received consisted of cash in the amount of $3,071,772. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Countries Diversification as of December 31, 2010 (Unaudited)
Top Ten Countries	% of Net Assets
United States	38.1
United Kingdom	13.0
Switzerland	7.7
France	7.1
Germany	5.1
Ireland	4.6
South Korea	3.9
Netherlands	2.9
Japan	2.5
Singapore	2.4

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$741,762	$1,440,182	$—	$2,181,944
Air Freight & Logistics	7,516,344	1,544,503	—	9,060,847
Auto Components	—	2,183,835	—	2,183,835
Automobiles	—	10,128,070	—	10,128,070
Biotechnology	9,048,123	—	—	9,048,123
Capital Markets	1,458,358	647,491	—	2,105,849
Commercial & Professional Services	—	1,316,785	—	1,316,785
Commercial Banks	2,738,611	12,846,456	—	15,585,067
Communications Equipment	5,472,876	1,872,617	—	7,345,493
Computers & Peripherals	2,387,716	1,385,796	—	3,773,512
Construction Materials	—	2,834,876	—	2,834,876
Consumer Finance	2,524,554	—	—	2,524,554
Diversified Financial Services	3,580,848	3,191,726	—	6,772,574
Diversified Telecommunication Services	2,899,328	13,526,329	—	16,425,657
Electrical Equipment	—	1,428,601	—	1,428,601
Electronic Equipment, Instruments & Components	4,614,662	1,410,009	—	6,024,671
Energy Equipment & Services	8,177,436	1,233,194	—	9,410,630
Food & Staples Retailing	3,415,388	2,994,785	—	6,410,173
Food Products	—	3,515,128	—	3,515,128
Health Care Equipment & Supplies	7,472,247	—	—	7,472,247
Health Care Providers & Services	1,885,712	—	—	1,885,712
Hotels, Restaurants & Leisure	—	1,021,176	—	1,021,176
Household Durables	—	740,892	—	740,892
Industrial Conglomerates	8,457,294	7,864,677	—	16,321,971
Insurance	8,402,231	9,472,096	—	17,874,327
Internet & Catalog Retail	1,440,166	—	—	1,440,166
IT Services	8,304,882	914,740	—	9,219,622
Life Sciences Tools & Services	—	1,747,782	—	1,747,782
Machinery	—	683,584	—	683,584

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Media	$21,973,884	$9,742,778	$—	$31,716,662
Metals & Mining	3,356,064	668,101	—	4,024,165
Multiline Retail	1,942,800	—	—	1,942,800
Office Electronics	—	1,485,545	—	1,485,545
Oil, Gas & Consumable Fuels	7,942,793	21,152,100	—	29,094,893
Paper & Forest Products	—	1,423,846	—	1,423,846
Pharmaceuticals	12,541,717	21,147,450	—	33,689,167
Professional Services	—	5,181,797	—	5,181,797
Real Estate Management & Development	—	4,233,119	—	4,233,119
Semiconductors & Semiconductor Equipment	3,691,011	5,627,381	—	9,318,392
Software	18,045,794	6,026,112	—	24,071,906
Specialty Retail	1,784,554	6,804,367	—	8,588,921
Trading Companies & Distributors	—	2,935,109	—	2,935,109
Wireless Telecommunication Services	3,468,376	6,117,373	—	9,585,749
Total Common Stocks	165,285,531	178,490,408	—	343,775,939
Short-Term Investments
Mutual Funds	3,071,772	—	—	3,071,772
Repurchase Agreement	—	17,133,000	—	17,133,000
Total Short-Term Investments	3,071,772	17,133,000	—	20,204,772
Total Investments	$168,357,303	$195,623,408	$—	$363,980,711

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$346,847,711
Repurchase Agreement	17,133,000
Cash	741
Cash denominated in foreign currencies (c)	924,528
Receivable for shares sold	347,102
Dividends receivable	521,804

Total assets	365,774,886

Liabilities
Due to Adviser	27,112
Payables for:
Shares redeemed	11,439
Collateral for securities loaned	3,071,772
Accrued Expenses:
Management fees	198,133
Distribution and service fees - Class B	16,190
Administration fees	1,906
Custodian and accounting fees	14,304
Deferred trustees’ fees	16,302
Other expenses	46,168

Total liabilities	3,403,326

Net Assets	$362,371,560

Net Assets Represented by
Paid in surplus	$305,467,738
Accumulated net realized loss	(3,540,314)
Unrealized appreciation on investments and foreign currency transactions	56,210,301
Undistributed net investment income	4,233,835

Net Assets	$362,371,560

Net Assets
Class A	$284,487,992
Class B	77,883,568
Capital Shares Outstanding*
Class A	30,407,304
Class B	8,360,261
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.36
Class B	9.32

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $290,664,990.
(b)	Includes securities loaned at value of $2,940,038.
(c)	Identified cost of cash denominated in foreign currencies was $906,733.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$7,030,021
Interest (b)	172,152

Total investment income	7,202,173

Expenses
Management fees	2,022,391
Administration fees	20,619
Deferred expense reimbursement	66,804
Custodian and accounting fees	155,286
Distribution and service fees - Class B	132,830
Audit and tax services	34,721
Legal	46,285
Trustees’ fees and expenses	24,665
Shareholder reporting	48,332
Insurance	2,788
Miscellaneous	8,166

Total expenses	2,562,887
Less management fee waiver	(68,821)

Net expenses	2,494,066

Net investment income	4,708,107

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	986,544
Foreign currency transactions	103,178

Net realized gain on investments and foreign currency transactions	1,089,722

Net change in unrealized appreciation on:
Investments	19,661,558
Foreign currency transactions	26,955

Net change in unrealized appreciation on investments and foreign currency transactions	19,688,513

Net realized and unrealized gain on investments and foreign currency transactions	20,778,235

Net Increase in Net Assets from Operations	$25,486,342

(a)	Net of foreign withholdings taxes of $497,232.
(b)	Includes net income on securities loaned of $170,516.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$4,708,107	$2,915,515
Net realized gain (loss) on investments and foreign currency transactions	1,089,722	(2,899,953)
Net change in unrealized appreciation on investments and foreign currency transactions	19,688,513	58,796,276

Net increase in net assets resulting from operations	25,486,342	58,811,838

Distributions to Shareholders
From net investment income
Class A	(2,934,574)	(43,954)
Class B	(264,975)	(2,762)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(3,199,549)	(46,716)

Net increase in net assets from capital share transactions	95,227,364	87,203,587

Net Increase in Net Assets	117,514,157	145,968,709
Net assets at beginning of period	244,857,403	98,888,694

Net assets at end of period	$362,371,560	$244,857,403

Undistributed net investment income at end of period	$4,233,835	$2,622,099

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	5,737,544	$49,694,671	13,133,870	$89,775,172
Reinvestments	326,790	2,934,574	6,933	43,954
Redemptions	(1,289,829)	(10,498,035)	(1,751,133)	(13,606,593)

Net increase	4,774,505	$42,131,210	11,389,670	$76,212,533

Class B
Sales	7,442,816	$64,761,077	1,807,650	$12,973,945
Reinvestments	29,606	264,975	436	2,762
Redemptions	(1,396,203)	(11,929,898)	(255,333)	(1,985,653)

Net increase	6,076,219	$53,096,154	1,552,753	$10,991,054

Increase derived from capital shares transactions		$95,227,364		$87,203,587

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$8.77	$6.60		$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.14	0.13		0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.56	2.04		(3.43)

Total From Investment Operations	0.70	2.17		(3.36)

Less Distributions
Distributions from Net Investment Income	(0.11)	(0.00	)+	(0.04)
Distributions from Net Realized Capital Gains	—	—		—

Total Distributions	(0.11)	(0.00	)+	(0.04)

Net Asset Value, End of Period	$9.36	$8.77		$6.60

Total Return (%)	7.88	33.08		(33.62)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.82	0.87		1.27 *
Ratio of Net Expenses to Average Net Assets (%)(c)	0.80	0.80		0.80 *
Ratio of Net Investment Income to Average Net Assets (%)	1.64	1.69		1.41 *
Portfolio Turnover Rate (%)	3.7	3.0		2.7
Net Assets, End of Period (in millions)	$284.5	$224.9		$94.1

	Class B
	Year Ended December 31,
	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$8.75	$6.60		$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.12	0.10		0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.55	2.05		(3.43)

Total from Investment Operations	0.67	2.15		(3.37)

Less Distributions
Distributions from Net Investment Income	(0.10)	(0.00	)+	(0.03)
Distributions from Net Realized Capital Gains	—	—		—

Total Distributions	(0.10)	(0.00	)+	(0.03)

Net Asset Value, End of Period	$9.32	$8.75		$6.60

Total Return (%)	7.66	32.62		(33.67)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.07	1.12		1.54 *
Ratio of Net Expenses to Average Net Assets (%)(c)	1.05	1.05		1.05 *
Ratio of Net Investment Income to Average Net Assets (%)	1.41	1.33		1.11 *
Portfolio Turnover Rate (%)	3.7	3.0		2.7
Net Assets, End of Period (in millions)	$77.9	$20.0		$4.8

*	Annualized
+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—4/28/08.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“Metlife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, and capital loss carryforwards as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt

14

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Templeton Global Advisors Limited (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$2,022,391	0.700%	First $100 Million

	0.680%	$100 Million to $250 Million

	0.670%	$250 Million to $500 Million

	0.660%	$500 Million to $750 Million

	0.650%	Over $750 Million

15

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

The subadvisory fee the Adviser pays to the subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - For purposes of determining the annual subadvisory fee rate relating to the Portfolio, the assets of the Portfolio are aggregated with the assets of the Met/Franklin Income Portfolio and Met/Franklin Mutual Shares Portfolio, each a series of the Trust (collectively, the “Related Portfolios”). The aggregated assets of the Related Portfolios are then applied to the subadvisory fee schedule and the resulting effective rate is applied to the actual assets of the Portfolio to determine the annual subadvisory fee rate. The difference in the subadvisory fee payable by the Adviser to the Subadviser, if any, from the aggregation of the assets of the Related Portfolios is voluntarily deducted by the Adviser from the management fee payable by the Portfolio to the Adviser. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2008	2009	2010
		Subject to repayment until December 31,
Class A	Class B	2013	2014	2015

0.80%	1.05%	$100,020	$75,357	$—

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expenses deferred in 2010 and $66,804 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2010 was $66,804. As of December 31, 2010, there was $175,377 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$105,065,699	$—	$10,171,177

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$3,199,549	$46,716	$—	$—	$3,199,549	$46,716

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Deferrals	Total

$5,498,766	$—	$55,091,018	$(3,669,660)	$56,920,124

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$90,882	$3,578,778	$3,669,660

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Met/Templeton Growth Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Templeton Growth Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Templeton Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Templeton Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year period ended June 30, 2010. The Board also considered that the Portfolio underperformed its benchmark, the MSCI World Index, for the one-year period ended September 30, 2010. The Board also took into consideration that the Portfolio only recently commenced operations on April 28, 2008. The Board also took into account management’s discussion of the Portfolio’s performance. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

24

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Templeton Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

25

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Met/Templeton Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Met/Templeton International Bond Portfolio returned 13.73%, and 13.54%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index ex-U.S. (WGBI ex-U.S.) Index1, returned 5.21%.

Market Environment/Conditions

Financial markets had a strong year in 2010 as the global recovery strengthened, albeit at an uneven pace. Emerging market economies generally enjoyed solid growth as they were less exposed than developed markets to many of the causes of the financial crisis, particularly an overreliance on leverage. Many developing economies returned to trend growth levels, particularly in Asia, prompting some officials there to tighten fiscal and monetary policies. In contrast, the G-3 (U.S., eurozone and Japan) continued to struggle with recoveries that were not as robust as in previous episodes. Labor markets remained weak, and concerns regarding public sector balances led to periods of volatility during the year. For example, although 2010’s first quarter was broadly positive for most risk assets and currencies, concerns regarding the Greek government’s ability to meet its financing needs, combined with heightened geopolitical tensions in the Korean Peninsula and fears of a hard landing in China, contributed to a less favorable second quarter. The second half of the year followed broadly similar trends because the third quarter was favorable for risk assets following strong support for Greece from the European Union and International Monetary Fund. However, renewed concerns in the eurozone, this time centered on Ireland, led to more market volatility in the fourth quarter. In addition, after reaching the lowest levels of the year early in the fourth quarter in anticipation of the U.S. Federal Reserve Board’s announcing its second quantitative easing program, U.S. Treasury yields rose meaningfully near period-end.

Portfolio Review/Current Positioning

Regarding performance, the Portfolio benefited from its currency, duration, and credit exposures in early 2010, with currency exposure in emerging Asia being particularly beneficial. However, in the year’s second quarter, currency and sovereign credit exposures detracted from results as only the Portfolio’s duration positioning contributed to absolute performance, led by interest rate exposures in Mexico and Indonesia. During the period’s second half, the Portfolio’s currency, duration and credit exposures again each contributed to performance. For the 2010 calendar year, the Portfolio outperformed the Citigroup World Government Bond ex-U.S. Index, largely due to a very defensive duration positioning with no exposure to Japanese government bonds or British Gilts, and an average duration less than half that of the benchmark index. Further, the Portfolio’s currency exposure supported performance as the market continued to price in the relative strength of emerging economies and select developed economies such as Australia and Norway. The Portfolio’s negative position in the Japanese yen, through the use of forward currency exchange contracts, was a primary detractor from performance during the fourth quarter and was the only major detractor from absolute performance for the overall period.

At period-end, the Portfolio had a shorter duration position than the benchmark index given our assessment of limited scope for further global interest rate reductions from historically low levels and improving economic conditions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premium. We also built positions in currencies where we believed there were attractive medium-term growth prospects and rising short-term interest rate differentials. In particular, we favored Asian and some Latin American and non-euro European currencies. Our net negative position in the Japanese yen reflected our negative relative view on the Japanese economy and served as an implicit hedge against potential rising yields in the U.S. given the yen’s strong correlation to long-term U.S. Treasury yields.

Michael Hasenstab, Ph.D., Portfolio Manager

Franklin Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2010

Top Issuers

% of Net Assets
Korea Treasury Bond	13.1
Mexican Bonos	10.1
Indonesia Government	6.0
Queensland Treasury Corp.	5.5
Brazil Notas do Tesouro Nacional	4.7
Egypt Treasury Bill	4.6
Sweden Government	4.3
Norwegian Government Bond	3.4
Russian-Eurobonds	3.3
Poland Government Bond	3.0

Top Countries

% of Market Value of Total Investments
South Korea	15.0
United States	13.0
Mexico	10.5
Australia	9.7
Indonesia	6.2
Israel	5.0
Brazil	4.9
Egypt	4.8
Sweden	4.4
Others	26.5

2

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Met/Templeton International Bond Portfolio managed by

Franklin Advisers, Inc. vs. Citigroup World Government Bond Index (“WGBI”) ex-U.S.1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	Since Inception[3]
Met/Templeton International Bond Portfolio—Class A	13.73%	14.47%
Class B	13.54%	14.23%
Citigroup World Government Bond Index (“WGBI”) ex-U.S.[1]	5.21%	15.80%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Citigroup World Government Bond Index (“WGBI”) ex-U.S. is market capitalization weighted and tracks total returns of government bonds in 22 countries globally.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A and Class B shares is 5/1/09. Index returns are based on an inception date of 5/1/09.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.74%	$1,000.00	$1,088.40	$3.95
Hypothetical*	0.74%	1,000.00	1,021.42	3.82

Class B
Actual	0.99%	$1,000.00	$1,087.70	$5.21
Hypothetical*	0.99%	1,000.00	1,020.21	5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Foreign Bonds & Debt Securities - Emerging Markets - 64.5%
Argentina - 1.4%
Argentina Bonos 0.677%, due 08/03/12(c)	$44,400,000	$10,811,400

Brazil - 4.7%
Brazil Notas do Tesouro Nacional
Series B 6.000%, due 05/15/15-05/15/45(g)	1,989,500	24,120,912
Series F 10.000%, due 01/01/12-01/01/17(g)	2,198,000	13,269,105

		37,390,017

Egypt - 4.6%
Egypt Treasury Bill
Series 273
0.000%, due 01/25/11(a)(h)	17,700,000	3,031,710
372.686%, due 03/22/11(a)(h)	200,000	33,762
317.415%, due 04/05/11(a)(h)	725,000	122,112
244.951%, due 05/03/11(a)(h)	1,025,000	171,327
199.520%, due 05/31/11(a)(h)	1,075,000	178,248
Series 364
0.000%, due 01/11/11(a)(h)	3,875,000	666,048
342.833%, due 03/29/11(a)(h)	775,000	130,581
293.966%, due 04/12/11(a)(h)	193,075,000	32,408,761
190.674%, due 06/07/11(a)(h)	200,000	33,042
114.945%, due 09/20/11(a)(h)	500,000	80,136

		36,855,727

Hungary - 2.2%
Hungary Government International Bond 3.875%, due 02/24/20(i)	6,510,000	6,940,196
Republic of Hungary
5.750%, due 06/11/18(i)	4,650,000	5,787,011
6.250%, due 01/29/20(d)	5,305,000	5,150,354

		17,877,561

Indonesia - 6.0%
Indonesia Government
12.800%, due 06/15/21(j)	93,010,000,000	13,899,328
10.000%, due 09/15/24 -02/15/28(j)	279,030,000,000	33,821,246

		47,720,574

Israel - 4.8%
Israel Government Bond - Shahar 7.000%, due 04/29/11(k)	62,615,000	18,797,775
Israel Treasury Bill - Makam

Security Description	Par Amount	Value

Israel - continued
Series 0111 465.496%, due 01/05/11(a)(k)	$10,055,000	$2,841,915
Series 0711 142.197%, due 07/06/11(a)(k)	18,728,000	5,213,928
Series 0811 124.541%, due 08/03/11(a)(k)	6,327,000	1,764,066
Series 1011 94.665%, due 10/05/11(a)(k)	19,430,000	5,369,271
Series 211 821.945%, due 02/02/11(a)(k)	2,805,000	791,307
Series 311 438.665%, due 03/02/11(a)(k)	1,385,000	390,095
Series 411 277.045%, due 04/06/11(a)(k)	10,035,000	2,820,695

		37,989,052

Lithuania - 1.9%
Republic of Lithuania
6.750%, due 01/15/15 (144A)(b)	7,480,000	8,116,398
7.375%, due 02/11/20 (144A)(b)	6,420,000	7,123,870

		15,240,268

Malaysia - 0.2%
Malaysia Government Bond 3.833%, due 09/28/11(l)	4,000,000	1,308,203

Mexico - 10.1%
Mexican Bonos
7.750%, due 12/14/17(m)	195,000,000	16,830,747
8.000%, due 12/07/23(m)	200,000,000	17,380,596
10.000%, due 12/05/24- 11/20/36(m)	425,440,000	42,976,863
Series M 9.000%, due 06/20/13(m)	36,250,000	3,174,904

		80,363,110

Peru - 0.3%
Peru Government Bond 7.840%, due 08/12/20(p)	5,663,000	2,306,565

Poland - 3.0%
Poland Government Bond
5.750%, due 04/25/14(q)	13,000,000	4,492,797
6.250%, due 10/24/15(q)	45,000,000	15,791,448
Series 0113 0.010%, due 01/25/13(a)(q)	5,960,000	1,840,452
Series 1012 0.010%, due 10/25/12(a)(q)	6,095,000	1,906,983

		24,031,680

Qatar - 0.7%
Qatar Government International Bond 6.550%, due 04/09/19 (144A)(b)	4,550,000	5,232,500

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Russia - 3.3%
Russian-Eurobonds 7.500%, due 03/31/30 (144A)(b)(d)	$22,554,000	$26,162,640

South Africa - 1.9%
Republic of South Africa 4.500%, due 04/05/16(i)	2,000,000	2,779,716
South Africa Government International Bond
5.250%, due 05/16/13(i)	1,800,000	2,549,357
6.875%, due 05/27/19	7,970,000	9,374,712

		14,703,785

South Korea - 14.4%
Export-Import Bank of Korea 8.125%, due 01/21/14	2,200,000	2,520,074
Korea Development Bank 8.000%, due 01/23/14	2,200,000	2,513,025
Korea Treasury Bond
5.500%, due 06/10/11(r)	33,500,000,000	29,866,214
4.750%, due 12/10/11(r)	34,000,000,000	30,457,846
Series 1206 4.000%, due 06/10/12(r)	29,000,000,000	25,855,765
Series 1212 4.250%, due 12/10/12(r)	2,662,000,000	2,383,577
Series 1303 5.250%, due 03/10/13(r)	1,423,000,000	1,301,915
Series 1306 3.750%, due 06/10/13(r)	15,907,000,000	14,125,049
Republic of Korea 7.125%, due 04/16/19(d)	4,600,000	5,495,841

		114,519,306

Sri Lanka - 1.7%
Sri Lanka Government Bond
Series A
12.000%, due 07/15/11(s)	27,640,000	255,104
6.900%, due 08/01/12(s)	12,400,000	110,503
7.000%, due 03/01/14(s)	900,000	7,718
11.000%, due 08/01/15(s)	522,600,000	4,997,308
Series B
6.600%, due 06/01/14(s)	13,600,000	114,676
11.000%, due 09/01/15(s)	762,125,000	7,292,824
Sri Lanka Treasury Bill, Series 364
37.751%, due 02/04/11(a)(s)	45,500,000	407,160
189.872%, due 07/08/11(a)(s)	880,000	7,635
138.354%, due 09/16/11(a)(s)	9,500,000	81,193

		13,274,121

Security Description	Par Amount	Value

United Arab Emirates - 0.7%
Emirate of Abu Dhabi 6.750%, due 04/08/19(144A)(b)	$4,600,000	$5,354,161

Venezuela - 1.9%
Petroleos de Venezuela S.A., Series 2011 13.004%, due 07/10/11(a)	9,025,000	8,618,875
Venezuela Government International Bond
1.288%, due 04/20/11(c)(d)	2,715,000	2,647,125
10.750%, due 09/19/13(d)	3,985,000	3,855,488

		15,121,488

Vietnam - 0.7%
Socialist Republic of Vietnam 6.750%, due 01/29/20(144A)(b)	5,080,000	5,181,600

Total Foreign Bonds & Debt Securities - Emerging Markets (Cost $444,241,865)		511,443,758

Foreign Bonds & Debt Securities - Non Emerging Markets - 19.4%
Australia - 9.3%
Australia Government Bond, Series 123 5.750%, due 04/15/12(f)	16,770,000	17,334,235
New South Wales Treasury Corp. 5.500%, due 03/01/17(f)	12,800,000	12,898,675
Queensland Treasury Corp.
6.000%, due 06/14/11-09/14/17(f)	35,210,000	36,271,672
7.125%, due 09/18/17(144A)(b)(n)	305,000	253,560
Series 13 6.000%, due 08/14/13(f)	6,880,000	7,152,654

		73,910,796

Germany - 0.7%
Kreditanstalt fuer Wiederaufbau, Series EMTN 4.660%, due 01/05/12(o)	32,000,000	5,590,097

Iraq - 0.5%
Republic of Iraq 5.800%, due 01/15/28	4,200,000	3,843,000

Multi-National - 1.2%
Corp. Andina De Fomento 8.125%, due 06/04/19	3,700,000	4,370,743
European Investment Bank, Series EMTN 5.375%, due 07/16/12(o)	32,000,000	5,723,793

		10,094,536

Norway - 3.4%
Norwegian Government Bond 6.000%, due 05/16/11(o)	154,330,000	26,843,831

Sweden - 4.3%
Sweden Government 5.250%, due 03/15/11(t)	226,590,000	33,953,297

Total Foreign Bonds & Debt Securities - Non Emerging Markets (Cost $140,479,927)		154,235,557

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Municipals - 2.4%
California State General Obligation Unlimited, Build America Bonds
6.650%, due 03/01/22	$815,000	$847,714
7.950%, due 03/01/36	190,000	195,056
7.300%, due 10/01/39	410,000	413,321
7.625%, due 03/01/40	3,245,000	3,389,110
California State General Obligation Unlimited, Build America Bonds, Taxable Various Purposes 7.550%, due 04/01/39	135,000	140,149
California State General Obligation Unlimited, Taxable Various Purposes 6.200%, due 03/01/19	715,000	724,510
California State General Obligation Unlimited, Various Purposes
5.250%, due 03/01/30	1,210,000	1,171,582
5.500%, due 03/01/40	1,015,000	986,225
City of Detroit, MI General Obligation Limited, District State Aid 4.500%, due 11/01/23	280,000	259,843
Illinois State General Obligation Unlimited, Taxable 4.421%, due 01/01/15	2,920,000	2,934,950
New York State Dormitory Authority, State Personal Income Tax Revenue, Build America Bonds
5.500%, due 03/15/30	4,965,000	4,896,533
5.600%, due 03/15/40	1,520,000	1,494,327
Tulare, CA Sewer Revenue Bonds Build America, FSA 8.750%, due 11/15/44	1,585,000	1,654,518

Total Municipals (Cost $18,933,047)		19,107,838

Short-Term Investments - 10.1%
Discount Notes - 6.1%
Federal Farm Credit Bank 0.112%, due 01/03/11(a)	6,095,000	6,094,996
Federal Home Loan Bank 0.000%, due 01/03/11(a)	42,680,000	42,679,998

		48,774,994

Mutual Funds - 0.7%
State Navigator Securities lending Prime Portfolio(e)	5,404,433	5,404,433

Security Description	Shares/Par Amount	Value

Repurchase Agreements - 3.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $5,214,067 on 01/03/11 collateralized by $5,325,000 Federal Home Loan Bank at 0.000% due 07/15/11 with a value of $5,318,344.	$5,214,062	$5,214,062
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $20,785,955 on 01/03/11 collateralized by $21,070,000 Federal Home Loan Bank at 0.760% due 07/19/11 with a value of $21,201,688.	20,785,938	20,785,938

		26,000,000

Total Short-Term Investments (Cost $80,179,427)		80,179,427

Total Investments - 96.4% (Cost $683,834,266#)		764,966,580

Other Assets and Liabilities (net) - 3.6%		28,636,735

Net Assets - 100.0%		$793,603,315

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $696,660,982. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $71,996,987 and $3,691,389, respectively, resulting in a net unrealized appreciation of $68,305,598.
(a)	Zero coupon bond - Interest rate represents current yield to maturity.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $57,424,729, which is 7.2% of the Portfolio’s net assets.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	All or a portion of the security was held on loan. As of December 31, 2010, the market value of securities loaned was $5,238,509 and the collateral received consisted of cash in the amount of $5,404,433. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(e)	Represents investment of collateral received from securities lending transactions.
(f)	Par shown in Australian Dollar. Value is shown in USD.
(g)	Par shown in Brazilian Real. Value is shown in USD.
(h)	Par shown in Egyptian Pound. Value is shown in USD.
(i)	Par shown in Euro. Value is shown in USD.
(j)	Par shown in Indonesian Rupiah. Value is shown in USD.
(k)	Par shown in Israeli Shekel. Value is shown in USD.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

(l)	Par shown in Malaysian Ringgit. Value is shown in USD.
(m)	Par shown in Mexican Peso. Value is shown in USD.
(n)	Par shown in New Zeland Dollar. Value is shown in USD.
(o)	Par shown in Norwegian Krone. Value is shown in USD.
(p)	Par shown in Peruvian Nuevos Soles. Value is shown in USD.
(q)	Par Shown in Polish Zloty. Value is shown in USD.
(r)	Par shown in South Korean Won. Value is shown in USD.
(s)	Par shown in Sri Lankan Rupee. Value is shown in USD.
(t)	Par shown in Swedish Krona. Value is shown in USD.

FSA - Financial Security Assurance, Inc.

Portfolio Composition as of December 31, 2010

Top Industries

% of Net Assets
Global Government Investment Grade	62.5
Global Government High Yield	21.5
Foreign Corporate Investment Grade	2.3

Credit Quality Composition

% of Fixed Income Market Value
AAA/Government/Government Agency	22.2
AA	1.8
A	34.4
BBB	16.6
BB	8.7
B	1.6
Not Rated	14.7

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Met/Templeton International Bond Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Bonds & Debt Securities - Emerging Markets*	$—	511,443,758	$—	$511,443,758
Total Foreign Bonds & Debt Securities*	—	154,235,557	—	154,235,557
Municipals	—	19,107,838	—	19,107,838
Short-Term Investments
Discount Notes	—	48,774,994	—	48,774,994
Mutual Funds	5,404,433	—	—	5,404,433
Repurchase Agreements	—	26,000,000	—	26,000,000
Total Short-Term Investments	5,404,433	74,774,994	—	80,179,427
Total Investments	$5,404,433	$759,562,147	$—	$764,966,580
Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$15,442,983	$—	$15,442,983
Forward Contracts to Buy (Depreciation)	—	(137,202)	—	(137,202)
Forward Contracts to Sell Appreciation	—	5,377,189	—	5,377,189
Forward Contracts to Sell (Depreciation)	—	(9,877,410)	—	(9,877,410)
Forward Cross Currency Contracts Appreciation	—	6,108,973	—	6,108,973
Forward Cross Currency Contracts (Depreciation)	—	(206,668)	—	(202,668)
Total Forward Contracts	$—	$16,707,865	$—	$16,707,865

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$738,966,580
Repurchase Agreements	26,000,000
Cash	75,217
Cash denominated in foreign currencies (c)	8,279,618
Receivable for shares sold	487,153
Dividends receivable	297,521
Interest receivable	8,865,920
Unrealized appreciation on forward foreign currency exchange contracts	26,929,145

Total assets	809,901,154

Liabilities
Payables for:
Investments purchased	18,892
Shares redeemed	115,990
Unrealized depreciation on forward foreign currency exchange contracts	10,221,280
Collateral for securities loaned	5,404,433
Accrued Expenses:
Management fees	397,407
Distribution and service fees - Class B	9,213
Administration fees	3,748
Custodian and accounting fees	66,415
Deferred trustees’ fees	16,302
Other expenses	44,159

Total liabilities	16,297,839

Net Assets	$793,603,315

Net Assets Represented by
Paid in surplus	$651,141,748
Accumulated net realized loss	(11,716,953)
Unrealized appreciation on investments and foreign currency transactions	98,091,258
Undistributed net investment income	56,087,262

Net Assets	$793,603,315

Net Assets
Class A	$747,284,035
Class B	46,319,280
Capital Shares Outstanding*
Class A	60,007,406
Class B	3,732,997
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.45
Class B	12.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $657,834,266.
(b)	Includes securities loaned at value of $5,238,509.
(c)	Identified cost of cash denominated in foreign currencies was $8,219,387.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Interest (a)(b)	34,983,306

Total investment income	34,983,306

Expenses
Management fees	4,271,604
Administration fees	43,941
Custodian and accounting fees	735,194
Distribution and service fees - Class B	59,697
Audit and tax services	43,168
Legal	46,285
Trustees’ fees and expenses	24,700
Shareholder reporting	36,424
Insurance	5,660
Miscellaneous	6,152

Total expenses	5,272,825

Net investment income	29,710,481

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	9,941,859
Foreign currency transactions	(7,972,939)

Net realized gain on investments and foreign currency transactions	1,968,920

Net change in unrealized appreciation on:
Investments	32,020,492
Foreign currency transactions	29,561,873

Net change in unrealized appreciation on investments and foreign currency transactions	61,582,365

Net realized and unrealized gain on investments and foreign currency transactions	63,551,285

Net Increase in Net Assets from Operations	$93,261,766

(a)	Net of foreign withholding taxes of $717,255.
(b)	Includes net income on securities loaned of $16,152.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Period Ended December 31, 2009*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$29,710,481	$18,352,508
Net realized gain (loss) on investments and foreign currency transactions	1,968,920	(131,941)
Net change in unrealized appreciation on investments and foreign currency transactions	61,582,365	36,508,893

Net increase in net assets resulting from operations	93,261,766	54,729,460

Distributions to Shareholders
From net investment income
Class A	(5,154,619)	—
Class B	(126,328)	—
From net realized gains
Class A	(242,709)	—
Class B	(6,186)	—

Net decrease in net assets resulting from distributions	(5,529,842)	—

Net increase in net assets from capital share transactions	51,134,899	600,007,032

Net Increase in Net Assets	138,866,823	654,736,492
Net assets at beginning of period	654,736,492	—

Net assets at end of period	$793,603,315	$654,736,492

Undistributed net investment income at end of period	$56,087,262	$20,765,385

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Period Ended December 31, 2009*
	Shares	Value	Shares	Value
Class A
Sales	8,666,240	$102,423,969	59,358,834	$599,252,993
Reinvestments	453,557	5,397,328	—	—
Redemptions	(7,653,035)	(90,754,559)	(818,190)	(8,643,976)

Net increase	1,466,762	$17,066,738	58,540,644	$590,609,017

Class B
Sales	3,272,066	$38,940,878	931,084	$9,951,923
Reinvestments	11,154	132,514	—	—
Redemptions	(429,661)	(5,005,231)	(51,646)	(553,908)

Net increase	2,853,559	$34,068,161	879,438	$9,398,015

Increase derived from capital shares transactions		$51,134,899		$600,007,032

*	Commencement of operations—5/1/2009.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009(b)
Net Asset Value, Beginning of Period	$11.02	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.49	0.34
Net Realized and Unrealized Gain on Investments	1.03	0.68

Total From Investment Operations	1.52	1.02

Less Distributions
Distributions from Net Investment Income	(0.09)	—
Distributions from Net Realized Capital Gains	(0.00)+	—

Total Distributions	(0.09)	—

Net Asset Value, End of Period	$12.45	$11.02

Total Return (%)	13.73	10.20

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.73	0.73	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.73	0.73	*
Ratio of Net Investment Income to Average Net Assets (%)	4.18	4.87	*
Portfolio Turnover Rate (%)	17.5	14.8
Net Assets, End of Period (in millions)	$747.3	$645.1

	Class B
	Year Ended December 31,
	2010	2009(b)
Net Asset Value, Beginning of Period	$11.00	$10.00

Income from Investment Operations:
Net Investment Income(a)	0.46	0.41
Net Realized and Unrealized Gain on Investments	1.03	0.59

Total From Investment Operations	1.49	1.00

Less Distributions
Distributions from Net Investment Income	(0.08)	—
Distributions from Net Realized Capital Gains	(0.00)+	—

Total Distributions	(0.08)	—

Net Asset Value, End of Period	$12.41	$11.00

Total Return (%)	13.54	10.00

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.98	0.98	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.98	0.98	*
Ratio of Net Investment Income to Average Net Assets (%)	3.86	5.71	*
Portfolio Turnover Rate (%)	17.5	14.8
Net Assets, End of Period (in millions)	$46.3	$9.7

*	Annualized
+	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—5/1/2009.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, certain foreign withholding taxes, deferred trustees compensation, forward transactions and premium amortization adjustments, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$4,271,604	0.60%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business,

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Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Expense Limitation Agreement
Class A	Class B

1.00%	1.25%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2010, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases			Sales
	Foreign			Foreign
U.S. Government	Government	Non Government	U.S. Government	Government	Non Government
$18,785,738	$105,052,708	$—	$1,478,627	$88,791,396	$23,927,745

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. The Portfolio may also enter into these contracts for other portfolio management purposes. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry

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Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

At December 31, 2010, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$26,929,145	Unrealized depreciation on forward foreign currency exchange contracts	$10,221,280

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Foreign Currency Exchange
Location Statement of Operations—Net Realized Gain (Loss)

Foreign currency transactions	$(6,781,829)

Location Statement of Operations—Net Change in Unrealized Appreciation/(Depreciation)

Foreign currency transactions	$29,212,869

For the year ended December 31, 2010, the average per contract outstanding for each derivative type was as follows:

Average Notional or Face Amounts (a)	Foreign Currency Risk

Foreign currency transactions	$779,792,244

(a)	Amount Represents average notional amount.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
2/8/2011	Morgan Stanley	4,007,013	AUD	4,083,955	$3,337,000	$746,955
2/8/2011	UBS	4,005,906	AUD	4,082,828	3,337,000	745,828
1/4/2011	Deutsche Bank AG	11,600,000	BRL	6,987,952	6,163,656	824,296
1/4/2012	Deutsche Bank AG	11,600,000	BRL	6,487,696	6,451,613	36,083
2/10/2011	Deutsche Bank AG	438,900,000	CLP	935,031	816,938	118,093
2/10/2011	Merrill Lynch & Co., Inc.	438,900,000	CLP	935,031	816,938	118,093
2/11/2011	Barclays Bank plc	438,100,000	CLP	933,245	816,932	116,313

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Notes to Financial Statements—December 31, 2010—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
2/14/2011	Deutsche Bank AG	433,400,000	CLP	922,990	$816,965	$106,025
2/16/2011	Morgan Stanley	864,300,000	CLP	1,840,335	1,633,992	206,343
2/18/2011	Deutsche Bank AG	202,200,000	CLP	430,465	386,616	43,849
2/18/2011	JPMorgan Chase	405,100,000	CLP	862,420	773,092	89,328
2/22/2011	Deutsche Bank AG	403,900,000	CLP	859,564	773,088	86,476
2/22/2011	JPMorgan Chase	687,600,000	CLP	1,463,323	1,314,346	148,977
2/22/2011	Morgan Stanley	896,000,000	CLP	1,906,832	1,716,376	190,456
2/22/2011	Morgan Stanley	1,221,300,000	CLP	2,599,123	2,319,482	279,641
2/23/2011	Merrill Lynch & Co., Inc.	407,800,000	CLP	867,788	773,154	94,634
2/24/2011	Morgan Stanley	404,900,000	CLP	861,542	773,153	88,389
2/25/2011	Deutsche Bank AG	606,300,000	CLP	1,289,966	1,159,717	130,249
2/25/2011	Morgan Stanley	865,080,000	CLP	1,840,547	1,654,516	186,031
2/28/2011	JPMorgan Chase	246,100,000	CLP	523,466	467,871	55,595
3/1/2011	Merrill Lynch & Co., Inc.	221,000,000	CLP	470,036	421,514	48,522
3/1/2011	Morgan Stanley	313,500,000	CLP	666,770	597,712	69,058
3/2/2011	Deutsche Bank AG	78,100,000	CLP	166,093	149,474	16,619
3/15/2011	Morgan Stanley	113,400,000	CLP	240,909	219,025	21,884
3/21/2011	JPMorgan Chase	408,600,000	CLP	867,618	791,707	75,911
5/9/2011	Deutsche Bank AG	8,066,295,000	CLP	17,054,281	15,190,763	1,863,518
5/9/2011	JPMorgan Chase	8,126,730,000	CLP	17,182,057	15,304,576	1,877,481
5/10/2011	Deutsche Bank AG	440,900,000	CLP	932,095	830,320	101,775
5/9/2011	Deutsche Bank AG	158,947,880	CNY	24,129,931	23,975,124	154,807
5/10/2011	Citibank N.A.	159,770,200	CNY	24,255,218	23,881,943	373,275
1/11/2011	Deutsche Bank AG	8,479,000	EUR	11,355,805	10,869,230	486,575
3/29/2011	Morgan Stanley	1,525,657	ILS	430,810	406,311	24,499
3/31/2011	Morgan Stanley	926,692	ILS	261,669	247,171	14,498
5/10/2011	HSBC Bank USA N.A.	1,228,565,000	INR	26,842,910	26,650,000	192,910
7/18/2011	Citibank N.A.	7,329,000	INR	158,324	151,833	6,491
7/20/2011	JPMorgan Chase	7,329,000	INR	158,282	151,582	6,700
8/24/2011	Deutsche Bank AG	49,984,000	INR	1,074,421	1,033,154	41,267
8/24/2011	HSBC Bank USA N.A.	57,675,000	INR	1,239,741	1,194,124	45,617
9/1/2011	Deutsche Bank AG	35,346,000	INR	758,959	726,238	32,721
10/26/2011	Deutsche Bank AG	78,899,000	INR	1,682,215	1,698,579	(16,364)
10/26/2011	HSBC Bank USA N.A.	80,751,000	INR	1,721,702	1,741,449	(19,747)
10/27/2011	Deutsche Bank AG	166,621,000	INR	3,552,119	3,584,789	(32,670)
10/27/2011	HSBC Bank USA N.A.	120,290,000	INR	2,564,409	2,601,990	(37,581)
2/9/2011	HSBC Bank USA N.A.	17,719,843,900	KRW	15,583,831	15,013,000	570,831
1/4/2011	JPMorgan Chase Bank	22,161,555	MYR	7,187,143	6,450,000	737,143
5/10/2011	Citibank N.A.	50,424,120	MYR	16,223,137	15,275,407	947,730
6/6/2011	HSBC Bank USA N.A.	99,141,840	MYR	31,845,699	29,614,912	2,230,787
8/26/2011	HSBC Bank USA N.A.	10,421,193	MYR	3,332,223	3,265,296	66,927
8/26/2011	JPMorgan Chase	7,165,900	MYR	2,291,328	2,248,831	42,497

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Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
10/12/2011	JPMorgan Chase	58,458,531	MYR	18,647,577	$18,636,953	$10,624
1/13/2011	JPMorgan Chase	61,929,000	PHP	1,413,722	1,328,264	85,458
1/13/2011	JPMorgan Chase	52,920,000	PHP	1,208,063	1,142,981	65,082
1/13/2011	JPMorgan Chase	26,260,000	PHP	599,466	562,915	36,551
1/14/2011	HSBC Bank USA N.A.	22,640,000	PHP	516,834	484,071	32,763
1/18/2011	Deutsche Bank AG	25,275,000	PHP	577,012	542,965	34,047
1/18/2011	HSBC Bank USA N.A.	44,316,000	PHP	1,011,706	949,337	62,369
1/19/2011	Deutsche Bank AG	15,814,000	PHP	361,028	338,412	22,616
1/19/2011	JPMorgan Chase	63,113,000	PHP	1,440,846	1,354,211	86,635
1/26/2011	HSBC Bank USA N.A.	58,332,000	PHP	1,331,800	1,338,442	(6,642)
2/3/2011	Deutsche Bank AG	59,600,000	PHP	1,360,871	1,244,779	116,092
2/3/2011	HSBC Bank USA N.A.	21,300,000	PHP	486,352	445,048	41,304
2/4/2011	Bank of America N.A.	16,800,000	PHP	383,605	353,684	29,921
2/4/2011	HSBC Bank USA N.A.	16,800,000	PHP	383,605	353,327	30,278
2/7/2011	Bank of America N.A.	21,000,000	PHP	479,489	443,506	35,983
2/7/2011	JPMorgan Chase	23,000,000	PHP	525,155	486,258	38,897
9/30/2011	HSBC Bank USA N.A.	22,900,000	PHP	520,149	506,805	13,344
10/3/2011	HSBC Bank USA N.A.	18,300,000	PHP	415,636	404,979	10,657
10/4/2011	Deutsche Bank AG	75,232,000	PHP	1,708,653	1,671,971	36,682
10/4/2011	HSBC Bank USA N.A.	60,346,000	PHP	1,370,566	1,339,058	31,508
10/5/2011	Deutsche Bank AG	89,947,000	PHP	2,042,837	2,008,508	34,329
10/5/2011	HSBC Bank USA N.A.	89,969,000	PHP	2,043,336	2,010,121	33,215
10/6/2011	JPMorgan Chase	23,762,000	PHP	539,667	530,828	8,839
10/7/2011	Deutsche Bank AG	73,838,000	PHP	1,676,943	1,659,803	17,140
10/11/2011	Citibank N.A.	29,555,000	PHP	671,200	668,242	2,958
10/11/2011	Deutsche Bank AG	59,085,000	PHP	1,341,833	1,334,380	7,453
10/11/2011	HSBC Bank USA N.A.	59,197,000	PHP	1,344,377	1,334,799	9,578
10/11/2011	JPMorgan Chase	29,478,000	PHP	669,452	665,433	4,019
10/12/2011	Deutsche Bank AG	17,593,000	PHP	399,537	399,242	295
10/13/2011	HSBC Bank USA N.A.	29,334,000	PHP	666,168	660,750	5,418
10/13/2011	JPMorgan Chase	72,971,000	PHP	1,657,155	1,646,643	10,512
10/17/2011	JPMorgan Chase	9,568,000	PHP	217,278	217,965	(687)
10/17/2011	JPMorgan Chase	31,771,000	PHP	721,484	723,762	(2,278)
10/19/2011	Deutsche Bank AG	16,007,000	PHP	363,494	363,465	29
10/19/2011	HSBC Bank USA N.A.	58,332,000	PHP	1,324,628	1,322,062	2,566
10/21/2011	Deutsche Bank AG	63,989,000	PHP	1,453,061	1,441,713	11,348
10/21/2011	JPMorgan Chase	32,130,000	PHP	729,607	724,105	5,502
10/26/2011	Deutsche Bank AG	62,498,000	PHP	1,419,133	1,416,835	2,298
10/26/2011	HSBC Bank USA N.A.	58,332,000	PHP	1,324,536	1,320,565	3,971
10/26/2011	JPMorgan Chase	31,270,000	PHP	710,043	709,038	1,005
10/27/2011	HSBC Bank USA N.A.	15,770,000	PHP	358,084	359,144	(1,060)
10/28/2011	Deutsche Bank AG	25,083,000	PHP	569,545	570,951	(1,406)
10/28/2011	Deutsche Bank AG	31,530,000	PHP	715,933	718,060	(2,127)
10/28/2011	HSBC Bank USA N.A.	10,510,000	PHP	238,644	239,408	(764)

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Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
10/31/2011	HSBC Bank USA N.A.	20,520,000	PHP	465,922	$466,682	$(760)
11/4/2011	Deutsche Bank AG	10,300,000	PHP	233,860	239,418	(5,558)
11/14/2011	Deutsche Bank AG	18,200,000	PHP	413,187	422,745	(9,558)

						$15,305,781

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/4/2011	Deutsche Bank AG	15,484,300	EUR	20,738,115	$22,306,683	$1,568,568
1/11/2011	Deutsche Bank AG	8,479,000	EUR	11,355,805	12,119,119	763,314
1/11/2011	UBS	8,953,000	EUR	11,990,627	12,801,447	810,820
1/18/2011	Deutsche Bank AG	1,805,000	EUR	2,417,387	2,611,059	193,672
1/27/2011	Citibank N.A.	1,858,400	EUR	2,488,871	2,623,596	134,725
2/8/2011	Citibank N.A.	2,553,000	EUR	3,419,031	3,503,597	84,566
2/8/2011	UBS	1,915,000	EUR	2,564,608	2,629,008	64,400
2/9/2011	Barclays Bank plc	558,000	EUR	747,283	761,489	14,206
2/9/2011	HSBC Bank USA N.A.	419,000	EUR	561,131	573,024	11,893
2/10/2011	Barclays Bank plc	465,000	EUR	622,733	635,423	12,690
2/10/2011	Deutsche Bank AG	137,000	EUR	183,472	187,320	3,848
2/11/2011	UBS	446,000	EUR	597,286	613,304	16,018
2/16/2011	JPMorgan Chase	956,000	EUR	1,280,260	1,300,734	20,474
2/16/2011	UBS	956,000	EUR	1,280,260	1,300,064	19,804
2/18/2011	Deutsche Bank AG	1,022,000	EUR	1,368,636	1,404,167	35,531
2/18/2011	UBS	1,022,000	EUR	1,368,636	1,404,034	35,398
3/7/2011	Bank of America N.A.	2,023,000	EUR	2,708,976	2,767,990	59,014
3/7/2011	UBS	2,677,000	EUR	3,584,739	3,666,847	82,108
3/8/2011	HSBC Bank USA N.A.	714,000	EUR	956,104	977,030	20,926
4/7/2011	Deutsche Bank AG	3,184,000	EUR	4,262,963	4,302,635	39,672
4/7/2011	HSBC Bank USA N.A.	3,821,000	EUR	5,115,823	5,163,814	47,991
4/7/2011	UBS	1,911,000	EUR	2,558,581	2,581,570	22,989
4/13/2011	UBS	3,193,000	EUR	4,274,890	4,301,290	26,400
4/14/2011	HSBC Bank USA N.A.	2,625,000	EUR	3,514,416	3,583,493	69,077
5/10/2011	UBS	17,552,000	EUR	23,496,135	22,420,925	(1,075,210)
5/11/2011	Deutsche Bank AG	8,138,999	EUR	10,895,288	10,382,921	(512,367)
8/22/2011	UBS	2,270,000	EUR	3,037,185	2,923,124	(114,061)
8/23/2011	UBS	2,271,000	EUR	3,038,508	2,919,643	(118,865)
8/25/2011	Barclays Bank plc	2,255,000	EUR	3,017,069	2,853,702	(163,367)
10/5/2011	UBS	2,310,000	EUR	3,090,001	3,160,265	70,264
10/6/2011	UBS	3,220,000	EUR	4,307,254	4,396,588	89,334
10/12/2011	UBS	3,217,000	EUR	4,303,115	4,476,262	173,147
10/27/2011	Deutsche Bank AG	4,106,000	EUR	5,491,855	5,719,412	227,557
10/27/2011	Deutsche Bank AG	4,112,000	EUR	5,499,880	5,727,810	227,930

21

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
10/27/2011	UBS	4,118,000	EUR	5,507,905	$5,735,344	$227,439
11/3/2011	Deutsche Bank AG	1,990,000	EUR	2,661,573	2,751,474	89,901
11/7/2011	Deutsche Bank AG	1,525,000	EUR	2,039,608	2,126,277	86,669
12/2/2011	Deutsche Bank AG	1,380,000	EUR	1,845,453	1,795,725	(49,728)
12/12/2011	Barclays Bank plc	1,340,000	EUR	1,791,874	1,770,676	(21,198)
1/7/2011	Barclays Bank plc	88,890,000	JPY	1,095,740	975,607	(120,133)
1/7/2011	Citibank N.A.	44,450,000	JPY	547,932	487,808	(60,124)
1/7/2011	UBS	44,440,000	JPY	547,808	487,789	(60,019)
1/11/2011	Deutsche Bank AG	44,590,000	JPY	549,681	487,839	(61,842)
1/11/2011	HSBC Bank USA N.A.	44,630,000	JPY	550,174	487,760	(62,414)
1/13/2011	HSBC Bank USA N.A.	139,260,000	JPY	1,716,758	1,518,383	(198,375)
1/14/2011	Barclays Bank plc	138,210,000	JPY	1,703,832	1,518,349	(185,483)
1/14/2011	UBS	109,940,000	JPY	1,355,324	1,214,734	(140,590)
1/26/2011	Barclays Bank plc	411,460,000	JPY	5,073,070	4,581,332	(491,738)
1/26/2011	Deutsche Bank AG	102,590,000	JPY	1,264,877	1,145,361	(119,516)
1/26/2011	UBS	359,980,000	JPY	4,438,351	4,008,597	(429,754)
1/27/2011	HSBC Bank USA N.A.	353,837,000	JPY	4,362,658	3,939,708	(422,950)
2/10/2011	Morgan Stanley	133,761,000	JPY	1,649,460	1,503,563	(145,897)
2/22/2011	HSBC Bank USA N.A.	144,240,000	JPY	1,778,897	1,604,218	(174,679)
2/22/2011	JPMorgan Chase	144,300,000	JPY	1,779,637	1,603,690	(175,947)
3/1/2011	HSBC Bank USA N.A.	159,900,000	JPY	1,972,170	1,790,654	(181,516)
3/1/2011	JPMorgan Chase	160,000,000	JPY	1,973,403	1,790,751	(182,652)
3/1/2011	UBS	178,400,000	JPY	2,200,344	2,005,441	(194,903)
3/18/2011	Citibank N.A.	142,403,000	JPY	1,756,701	1,581,058	(175,643)
3/18/2011	Morgan Stanley	85,500,000	JPY	1,054,738	948,925	(105,813)
3/18/2011	UBS	115,450,000	JPY	1,424,205	1,283,762	(140,443)
3/22/2011	Bank of America N.A.	86,066,450	JPY	1,061,776	956,453	(105,323)
4/20/2011	Citibank N.A.	100,800,000	JPY	1,244,005	1,099,794	(144,211)
4/20/2011	UBS	100,800,000	JPY	1,244,005	1,099,212	(144,793)
8/18/2011	Deutsche Bank AG	186,225,000	JPY	2,302,435	2,191,527	(110,908)
8/18/2011	JPMorgan Chase	152,028,000	JPY	1,879,632	1,779,771	(99,861)
8/18/2011	UBS	305,946,000	JPY	3,782,632	3,600,339	(182,293)
8/19/2011	HSBC Bank USA N.A.	151,323,000	JPY	1,870,948	1,780,543	(90,405)
8/22/2011	Barclays Bank plc	151,705,000	JPY	1,875,768	1,785,899	(89,869)
8/22/2011	Deutsche Bank AG	151,899,000	JPY	1,878,166	1,790,417	(87,749)
8/22/2011	Morgan Stanley	119,300,000	JPY	1,475,094	1,404,455	(70,639)
8/23/2011	Citibank N.A.	303,103,000	JPY	3,747,804	3,574,201	(173,603)
8/23/2011	Credit Suisse Group AG	300,880,000	JPY	3,720,317	3,539,764	(180,553)
8/23/2011	Deutsche Bank AG	149,920,000	JPY	1,853,729	1,770,806	(82,923)
8/24/2011	Barclays Bank plc	301,452,000	JPY	3,727,454	3,561,747	(165,707)
8/24/2011	JPMorgan Chase	302,459,000	JPY	3,739,905	3,564,632	(175,273)
8/25/2011	Barclays Bank plc	126,257,000	JPY	1,561,195	1,487,827	(73,368)
8/25/2011	Deutsche Bank AG	193,175,000	JPY	2,388,650	2,276,530	(112,120)
8/25/2011	Deutsche Bank AG	63,483,000	JPY	784,981	747,404	(37,577)

22

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
8/26/2011	HSBC Bank USA N.A.	148,685,000	JPY	1,838,553	$1,778,671	$(59,882)
8/26/2011	HSBC Bank USA N.A.	223,934,000	JPY	2,769,039	2,678,851	(90,188)
8/26/2011	HSBC Bank USA N.A.	223,165,000	JPY	2,759,530	2,669,652	(89,878)
8/26/2011	HSBC Bank USA N.A.	127,670,000	JPY	1,578,694	1,527,276	(51,418)
8/26/2011	HSBC Bank USA N.A.	189,374,000	JPY	2,341,690	2,265,421	(76,269)
8/26/2011	HSBC Bank USA N.A.	62,949,000	JPY	778,391	753,039	(25,352)
8/26/2011	JPMorgan Chase	126,965,000	JPY	1,569,976	1,499,173	(70,803)
8/26/2011	JPMorgan Chase	70,389,000	JPY	870,390	831,432	(38,958)
8/26/2011	JPMorgan Chase	7,000,000	JPY	86,558	82,664	(3,894)
8/26/2011	JPMorgan Chase	39,663,000	JPY	490,450	468,608	(21,842)
8/26/2011	UBS	160,467,000	JPY	1,984,243	1,911,619	(72,624)
8/26/2011	UBS	190,155,000	JPY	2,351,347	2,265,287	(86,060)
8/30/2011	Barclays Bank plc	358,900,000	JPY	4,438,257	4,262,774	(175,483)
9/1/2011	JPMorgan Chase	150,260,000	JPY	1,858,221	1,771,099	(87,122)
9/30/2011	JPMorgan Chase	66,105,000	JPY	817,909	789,125	(28,784)
11/8/2011	Citibank N.A.	94,232,353	JPY	1,166,943	1,165,679	(1,264)
11/10/2011	Barclays Bank plc	92,567,000	JPY	1,146,373	1,145,206	(1,167)
11/14/2011	Barclays Bank plc	229,154,000	JPY	2,838,164	2,857,281	19,117
11/14/2011	UBS	93,849,000	JPY	1,162,358	1,170,085	7,727
11/16/2011	Deutsche Bank AG	306,357,000	JPY	3,794,530	3,742,510	(52,020)
11/16/2011	JPMorgan Chase	152,982,000	JPY	1,894,831	1,869,510	(25,321)
11/17/2011	Barclays Bank plc	73,747,000	JPY	913,450	896,587	(16,863)
11/17/2011	Barclays Bank plc	305,461,000	JPY	3,783,520	3,713,676	(69,844)
11/17/2011	HSBC Bank USA N.A.	79,941,000	JPY	990,170	967,106	(23,064)
11/17/2011	UBS	122,208,000	JPY	1,513,700	1,484,188	(29,512)
11/21/2011	Barclays Bank plc	425,961,000	JPY	5,276,553	5,137,012	(139,541)
11/28/2011	Bank of America N.A.	330,341,000	JPY	4,092,733	3,989,626	(103,107)
11/29/2011	Barclays Bank plc	481,311,000	JPY	5,963,301	5,812,233	(151,068)
11/29/2011	Citibank N.A.	119,465,000	JPY	1,480,136	1,443,511	(36,625)
12/1/2011	Deutsche Bank AG	296,207,000	JPY	3,670,087	3,539,336	(130,751)
12/28/2011	Barclays Bank plc	109,297,635	JPY	1,355,076	1,317,014	(38,062)
12/28/2011	Citibank N.A.	109,701,956	JPY	1,360,088	1,321,233	(38,855)
12/28/2011	JPMorgan Chase	109,471,259	JPY	1,357,228	1,327,841	(29,387)

						$(4,500,221)

Forward Foreign Cross-Currency Exchange Contracts:

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Net Unrealized Appreciation/ (Depreciation)

2/9/2011	Barclays Capital, Inc.	1,270,000	AUD	93,764,100	JPY	$137,993

2/9/2011	Citibank	1,270,000	AUD	93,996,510	JPY	135,127

2/9/2011	Deutsche Bank Securities, Inc.	1,270,000	AUD	94,188,280	JPY	132,763

23

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Net Unrealized Appreciation/ (Depreciation)

1/26/2011	Deutsche Bank Securities, Inc.	4,860,000	BRL	221,318,082	JPY	$184,165

1/27/2011	HSBC Bank Plc	1,813,000	BRL	82,831,908	JPY	65,109

1/27/2011	HSBC Bank Plc	1,813,000	BRL	82,823,605	JPY	65,212

2/14/2011	Deutsche Bank Securities, Inc.	631,000,000	KRW	47,941,042	JPY	(36,408)

2/10/2011	HSBC Bank Plc	2,124,000,000	KRW	159,795,365	JPY	(102,631)

2/14/2011	JPMorgan Securities, Inc.	728,000,000	KRW	55,151,515	JPY	(40,043)

2/16/2011	JPMorgan Securities, Inc.	425,000,000	KRW	32,534,639	JPY	(27,586)

10/18/2011	Barclays Capital, Inc.	4,236,000	NOK	517,513	EUR	24,204

10/19/2011	Barclays Capital, Inc.	4,253,000	NOK	517,485	EUR	27,081

10/27/2011	Barclays Capital, Inc.	8,488,000	NOK	1,034,996	EUR	50,504

2/9/2011	Deutsche Bank Securities, Inc.	36,433,000	NOK	4,378,598	EUR	378,549

11/25/2011	Morgan Stanley & Co., Inc.	5,567,420	NOK	670,891	EUR	42,430

11/28/2011	Morgan Stanley & Co., Inc.	8,580,000	NOK	1,031,945	EUR	67,808

2/8/2011	UBS Securities LLC	18,244,200	NOK	2,189,313	EUR	194,156

2/9/2011	UBS Securities LLC	25,499,600	NOK	3,065,040	EUR	264,357

11/7/2011	UBS Securities LLC	17,891,400	NOK	2,155,357	EUR	139,902

11/28/2011	UBS Securities LLC	1,720,000	NOK	206,756	EUR	13,746

11/28/2011	UBS Securities LLC	27,237,000	NOK	3,299,655	EUR	183,464

12/1/2011	UBS Securities LLC	8,810,000	NOK	1,067,879	EUR	58,341

2/10/2011	Barclays Capital, Inc.	4,666,000	PLN	1,113,657	EUR	84,019

2/9/2011	Deutsche Bank Securities, Inc.	4,666,000	PLN	1,119,885	EUR	75,775

2/14/2011	Deutsche Bank Securities, Inc.	4,666,000	PLN	1,123,498	EUR	70,452

7/5/2011	Deutsche Bank Securities, Inc.	39,200,000	PLN	9,282,501	EUR	682,824

8/16/2011	Deutsche Bank Securities, Inc.	35,870,000	PLN	8,762,458	EUR	232,137

5/24/2011	Morgan Stanley & Co., Inc.	5,956,000	PLN	1,402,171	EUR	120,165

4/29/2011	UBS Securities LLC	261,920,000	SEK	27,198,339	EUR	2,358,331

6/29/2011	UBS Securities LLC	22,382,000	SEK	2,328,184	EUR	188,601

6/29/2011	UBS Securities LLC	16,252,000	SEK	1,694,417	EUR	131,758

						$5,902,305

AUD - Australian Dollar

BRL - Brazilian Real

CLP - Chilean Peso

CNY - China Yuan Renminbi

EUR - Euro

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

24

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

MYR - Malaysian Ringgit

NOK - Norwegian Krone

PHP - Philippine Peso

PLN - Polish Zloty

SEK - Swedish Krona

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2010	2009	2010	2009	2010	2009

$5,529,842	$—	$—	$—	$5,529,842	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$62,195,752	$378,415	$79,903,702	$—	$142,477,869

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

26

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Met/Templeton International Bond Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Met/Templeton International Bond Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

27

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

28

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

29

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

30

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Templeton International Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

31

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Templeton International Bond Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2010. The Board also considered that the Portfolio outperformed its benchmark, the Citigroup World Government Bond Index (WGBI) ex-US Index, for the one-year period ended September 30, 2010. The Board also took into consideration that the Portfolio only recently commenced operations on May 1, 2009. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The

32

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Templeton International Bond Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

33

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Met/Templeton International Bond Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee do not contain breakpoints. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels, except asset levels exceeding $10 billion. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

34

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Met Investors Series Trust MetLife Aggressive Strategy Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the MetLife Aggressive Strategy Portfolio returned 16.92% and 16.50%, respectively. The Portfolio’s primary benchmark, the Dow Jones Aggressive Index1, returned 19.43%.

Market Environment/Conditions

Overall, it was a good year for investors as most capital markets produced positive returns; however volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Mid Cap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., growth style stocks outperformed value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

Portfolio Review/Current Positioning

The Portfolio continued its strategy of investing in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to meet its broad asset allocation goal of 100% to equities, although a modest increase in the goal for foreign stocks was initiated during the year. For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, and the stocks of emerging market countries did better than the stocks of developed market countries. On an absolute basis, having exposure to these asset classes helped performance. Relative to its Dow Jones benchmark, the Portfolio was hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. On a cumulative basis, the impact of the Portfolio’s asset allocation weightings was fairly neutral, while the overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance. A modest tilt toward growth style stocks also helped performance.

Among the Portfolio’s underlying equity portfolios, two foreign portfolios and a sector portfolio were the biggest contributors to relative performance during 2010. The Harris Oakmark International Portfolio benefited from its position in strong performing Japan; while this position was only at market weight, it was higher than most other active managers who continue to eschew the country. German automaker Bayerische Motoren Werke AG (BMW), Swiss luxury goods icon Compagnie Financiere Richemont (Cartier and Montblanc), and French advertising giant Publicis Groupe were among the biggest contributors to performance. The MFS® Research International Portfolio, which relies on the best ideas from its research analysts, usually maintains a neutral sector position and focuses on bottom up security selection. Among its best stocks for the year were UK industrial manufacturer Tomkins and mining companies Iluka Resources (Australia) and Teck Corporation (Canada). The Van Eck Global Natural Resources Portfolio had the wind at its back as it benefited from strength in the Energy and Materials sectors. It also had very good stock selection: Newfield Exploration in Energy and Red Back Mining in metals were among the biggest contributors.

Another contributor was the Legg Mason ClearBridge Aggressive Growth Portfolio; it was helped by its growth style and strong stock selection in Health Care: they held large positions in strong performing Genzyme and Biogen Idec. In addition, the inclusion of two “out-of-index” foreign equity funds—the MFS® Emerging Markets Equity Portfolio and the Met/Dimensional International Small Company Portfolio—both added to relative performance as these two segments significantly outperformed the returns of stocks of large companies from developed nations.

Although all underlying equity portfolios in the Portfolio had positive returns for the year, several portfolios underperformed the broad indices and impacted relative performance. Consistent with the capital markets, portfolios with a focus on large companies with value characteristics lagged the overall market. Most of BlackRock Large Cap Value Portfolio’s underperformance occurred in the first half of the year when weak stock selection in the Financial sector hurt performance: Bank of America, Goldman Sachs, and Regions Financial were among the largest detractors to relative performance. The MFS® Value Portfolio was hurt most by its stock selection in Energy: Total S.A (France) and EOG Resources. While an overweight in the strong Energy sector should have aided performance, the Davis Venture Value Portfolio’s selection in the Energy sector hindered relative performance, including EOG Resources, Transocean (Switzerland), and China Coal Energy.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and

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Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Jennison Growth Portfolio (Class A)	7.8
Davis Venture Value Portfolio (Class A)	7.8
Rainier Large Cap Equity Portfolio (Class A)	6.9
Invesco Small Cap Growth Portfolio (Class A)	5.2
Harris Oakmark International Portfolio (Class A)	5.1
MFS® Research International Portfolio (Class A)	5.1
Van Kampen Comstock Portfolio (Class A)	4.9
Clarion Global Real Estate Portfolio (Class A)	4.9
Lord Abbett Growth and Income Portfolio (Class A)	4.9
MFS® Value Portfolio (Class A)	4.8

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MetLife Aggressive Strategy Portfolio

MetLife Aggressive Strategy Portfolio managed by
MetLife Advisers, LLC vs. Dow Jones Aggressive Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
MetLife Aggressive Strategy Portfolio—Class A	16.92%	1.65%	4.01%
Class B	16.50%	1.35%	3.89%
Dow Jones Aggressive Index[1]	19.43%	4.78%	7.27%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine equity style Indexes Include: Dow Jones U.S. Large Cap Value, Dow Jones U.S. Large Cap Growth, Dow Jones U.S. Mid Cap Value, Dow Jones U.S. Small Cap Value, Dow Jones U.S. Mid Cap Growth, Dow Jones U.S. Small Cap Growth, Dow Jones Emerging Markets LN, Dow Jones Europe/Canada, and Dow Jones Asia/Pacific.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)(b)
Actual	0.43%	$1,000.00	$1,260.40	$2.45
Hypothetical*	0.43%	1,000.00	1,024.04	2.19

Class B(a)(b)
Actual	0.68%	$1,000.00	$1,256.80	$3.87
Hypothetical*	0.68%	1,000.00	1,021.78	3.49

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.0%
Affiliated Investment Company - 100.0%
Artio International Stock Portfolio (Class A)(b)	3,162,502	$31,561,766
BlackRock Large Cap Value Portfolio (Class A)(b)	3,744,026	38,301,390
Clarion Global Real Estate Portfolio (Class A)(a)	3,831,814	39,199,461
Davis Venture Value Portfolio (Class A)(b)	1,989,862	62,183,200
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	1,253,311	16,067,441
Harris Oakmark International Portfolio (Class A)(a)	2,933,557	40,424,416
Invesco Small Cap Growth Portfolio (Class A)(a)	2,913,884	41,348,016
Janus Forty Portfolio (Class A)(a)	438,393	30,630,545
Jennison Growth Portfolio (Class A)(b)	5,164,838	62,546,185
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)(a)	4,452,128	33,613,567
Lord Abbett Growth and Income Portfolio (Class A)(a)	1,775,905	39,069,920
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	93,257	15,779,047
Met/Dimensional International Small Company Portfolio (Class A)(b)	2,011,465	33,551,231
MFS® Emerging Markets Equity Portfolio (Class A)(a)	2,132,290	24,819,854
MFS® Research International Portfolio (Class A)(a)	3,930,925	40,409,908
MFS® Value Portfolio (Class A)(b)	3,139,046	38,641,656
Neuberger Berman Genesis Portfolio (Class A)(b)	1,429,586	16,397,350
Rainier Large Cap Equity Portfolio (Class A)(a)	6,812,030	55,313,686
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	2,509,946	24,848,470
Third Avenue Small Cap Value Portfolio (Class A)(a)	1,604,429	24,130,604
Turner Mid Cap Growth Portfolio (Class A)(a)	1,821,234	25,060,174
Van Eck Global Natural Resources Portfolio (Class A)(b)	1,455,024	26,277,730

Security Description	Shares	Value

Affiliated Investment Company - continued
Van Kampen Comstock Portfolio (Class A)(a)	4,115,604	$39,304,022

Total Mutual Funds (Cost $691,609,068)		799,479,639

Total Investments - 100.0% (Cost $691,609,068#)		799,479,639

Other Assets And Liabilities (net) - 0.0%		(258,530)

Net Assets - 100.0%		$799,221,109

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $737,396,956. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $110,931,743 and $48,849,060, respectively, resulting in a net unrealized appreciation of $62,082,683.
(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$799,479,639	$—	$—	$799,479,639
Total Investments	$799,479,639	$—	$—	$799,479,639

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$799,479,639
Receivable for shares sold	303,216
Receivable from Adviser	5,286

Total assets	799,788,141

Liabilities
Payables for:
Investments purchased	143,789
Shares redeemed	159,427
Accrued Expenses:
Management fees	60,286
Distribution and service fees - Class B	165,305
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	16,302
Other expenses	17,856

Total liabilities	567,032

Net Assets	$799,221,109

Net Assets Represented by
Paid in surplus	$887,634,697
Accumulated net realized loss	(205,307,187)
Unrealized appreciation on investments	107,870,571
Undistributed net investment income	9,023,028

Net Assets	$799,221,109

Net Assets
Class A	$1,238,952
Class B	797,982,157
Capital Shares Outstanding*
Class A	128,045
Class B	82,738,142
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.68
Class B	9.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $691,609,068.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios	$9,356,507

Total investment income	9,356,507

Expenses
Management fees	638,046
Administration fees	24,000
Custodian and accounting fees	24,975
Distribution and service fees - Class B	1,709,060
Audit and tax services	13,177
Legal	44,883
Trustees’ fees and expenses	24,650
Miscellaneous	7,512

Total expenses	2,486,303
Less expenses reimbursed by the Adviser	(93,182)

Net expenses	2,393,121

Net investment income	6,963,386

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(14,402,861)
Capital gain distributions from Underlying Portfolios	2,551,810

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(11,851,051)

Net change in unrealized appreciation on investments	115,830,088

Net realized and unrealized gain on investments	103,979,037

Net Increase in Net Assets from Operations	$110,942,423

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$6,963,386	$8,101,785
Net realized loss on investments and captail gain distributions from Underlying Portfolios	(11,851,051)	(157,378,133)
Net change in unrealized appreciation on investments	115,830,088	307,163,328

Net increase in net assets resulting from operations	110,942,423	157,886,980

Distributions to Shareholders
From net investment income
Class A	(4,286)	—
Class B	(8,105,028)	—
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(8,109,314)	—

Net increase (decrease) in net assets from capital share transactions	42,497,362	(5,133,800)

Net Increase in Net Assets	145,330,471	152,753,180
Net assets at beginning of period	653,890,638	501,137,458

Net assets at end of period	$799,221,109	$653,890,638

Undistributed net investment income at end of period	$9,023,028	$8,101,785

Other Information:
Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	97,391	$877,262	4,127	$27,383
Reinvestments	480	4,286	—	—
Redemption	(5,207)	(46,252)	(6,102)	(37,487)

Net Increase (decrease)	92,664	$835,296	(1,975)	$(10,104)

Class B
Sales	15,047,586	$129,799,885	11,502,960	$81,223,467
Reinvestments	908,635	8,105,028	—	—
Redemptions	(11,345,891)	(96,242,847)	(12,756,849)	(86,347,163)

Net increase (decrease)	4,610,330	$41,662,066	(1,253,889)	$(5,123,696)

Increase (decrease) derived from capital shares transactions		$42,497,362		$(5,133,800)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.39	$6.31	$12.61	$13.21	$11.68

Income (Loss) from Investment Operations
Net Investment Income(a)	0.08	0.12	0.11	0.09	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.33	1.96	(4.71)	0.34	1.42

Total From Investment Operations	1.41	2.08	(4.60)	0.43	1.64

Less Distributions
Distributions from Net Investment Income	(0.12)	—	(0.41)	(0.20)	(0.02)
Distributions from Net Realized Capital Gains	—	—	(1.29)	(0.83)	(0.09)
Distributions from Return of Capital	—	—	(0.00)+	—	—

Total Distributions	(0.12)	—	(1.70)	(1.03)	(0.11)

Net Asset Value, End of Period	$9.68	$8.39	$6.31	$12.61	$13.21

Total Return (%)	16.92	32.96	(40.67)	3.12	14.10

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(b)	0.11	0.12	0.11	0.10	0.11
Ratio of Net Expenses to Average Net Assets (%)(c)(d)	0.10	0.10	0.10	0.10	0.10
Ratio of Net Investment Income to Average Net Assets (%)(e)	0.87	1.75	1.11	0.69	1.75
Portfolio Turnover Rate (%)	13.1	40.4	29.6	27.2	26.0
Net Assets, End of Period (in millions)	$1.2	$0.3	$0.2	$0.4	$0.3

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.37	$6.31	$12.58	$13.18	$11.68

Income (Loss) from Investment Operations
Net Investment Income(a)	0.09	0.10	0.08	0.05	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.28	1.96	(4.70)	0.35	1.41

Total From Investment Operations	1.37	2.06	(4.62)	0.40	1.59

Less Distributions
Distributions from Net Investment Income	(0.10)	—	(0.36)	(0.17)	(0.00)++
Distributions from Net Realized Capital Gains	—	—	(1.29)	(0.83)	(0.09)
Distributions from Return of Capital	—	—	(0.00)+	—	—

Total Distributions	(0.10)	—	(1.65)	(1.00)	(0.09)

Net Asset Value, End of Period	$9.64	$8.37	$6.31	$12.58	$13.18

Total Return (%)	16.50	32.65	(40.81)	2.89	13.64

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(b)	0.36	0.37	0.36	0.35	0.36
Ratio of Net Expenses to Average Net Assets (%)(c)(d)	0.35	0.35	0.35	0.35	0.35
Ratio of Net Investment Income to Average Net Assets (%)(e)	1.02	1.51	0.84	0.36	1.45
Portfolio Turnover Rate (%)	13.1	40.4	29.6	27.2	26.0
Net Assets, End of Period (in millions)	$798.0	$653.6	$500.9	$816.8	$855.9

+	Distributions from return of capital were less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Aggressive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$638,046	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

	Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
			2006	2007	2008	2009	2010
			Subject to repayment until December 31,
	Class A	Class B	2011	2012	2013	2014	2015

MetLife Aggressive Strategy Portfolio	0.10%	0.35%	$98,966	$11,142	$75,771	$120,935	$93,182

Strategic Growth Portfolio*	N/A	N/A	$36,665	$131,207	$65,845	$—	$—

* On November 7, 2008, the Strategic Growth Portfolio, a series of the Trust, merged with and into MetLife Aggressive Strategy Portfolio. At that time, the Adviser was entitled to a subsidy amount of $233,717 from the Portfolio. The repayment of such subsidy amount will be repaid, as applicable, by the MetLife Aggressive Strategy Portfolio. During the year ended December 31, 2010 the Portfolio did not pay any of subsidy amounts for the Strategic Growth Portfolio.

As of December 31, 2010, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2010 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2010, there was $122,410 in expense deferrals from 2005 that expired and therefore are no longer eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B

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MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$132,694,412	$—	$88,789,806

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

Artio International Stock	2,710,144	620,287	(167,929)	3,162,502

BlackRock Large Cap Value	3,441,454	516,842	(214,270)	3,744,026

Clarion Global Real Estate	3,383,437	818,764	(370,387)	3,831,814

Davis Venture Value	2,097,054	232,426	(339,618)	1,989,862

Goldman Sachs Mid Cap Value	1,286,369	140,442	(173,500)	1,253,311

Harris Oakmark International	2,143,876	936,226	(146,545)	2,933,557

Invesco Small Cap Growth	2,942,100	288,335	(316,551)	2,913,884

Janus Forty	403,681	58,523	(23,811)	438,393

Jennison Growth	5,463,033	615,285	(913,480)	5,164,838

Legg Mason ClearBridge Aggressive Growth	4,449,853	500,379	(498,104)	4,452,128

Lord Abbett Growth and Income	1,695,527	217,994	(137,616)	1,775,905

Met/Artisan Mid Cap Value	90,160	10,093	(6,996)	93,257

Met/Dimensional International Small Company	1,280,397	829,875	(98,807)	2,011,465

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MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

MFS® Emerging Markets Equity	2,072,306	279,104	(219,120)	2,132,290

MFS® Research International	2,712,360	1,487,989	(269,424)	3,930,925

MFS® Value	2,897,891	422,124	(180,969)	3,139,046

Neuberger Berman Genesis	—	1,482,719	(53,133)	1,429,586

Rainier Large Cap Equity	7,340,364	886,430	(1,414,764)	6,812,030

T. Rowe Price Mid Cap Growth	2,585,195	243,657	(318,906)	2,509,946

Third Avenue Small Cap Value	2,593,146	231,587	(1,220,304)	1,604,429

Turner Mid Cap Growth	1,910,124	194,719	(283,609)	1,821,234

Van Eck Global Natural Resources	1,328,641	247,278	(120,895)	1,455,024

Van Kampen Comstock	3,840,926	524,633	(249,955)	4,115,604

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

Artio International Stock	$(699,163)	$—	$408,541	$31,561,766

BlackRock Large Cap Value	339,457	—	349,216	38,301,390

Clarion Global Real Estate	(1,536,250)	—	2,894,046	39,199,461

Davis Venture Value	(85,653)	—	600,020	62,183,200

Goldman Sachs Mid Cap Value	(330,315)	—	169,701	16,067,441

Harris Oakmark International	(1,020,520)	—	557,276	40,424,416

Invesco Small Cap Growth	(442,442)	—	—	41,348,016

Janus Forty	287,763	—	460,780	30,630,545

Jennison Growth	(936,507)	—	360,406	62,546,185

Legg Mason ClearBridge Aggressive Growth	(1,043,913)	—	17,490	33,613,567

Lord Abbett Growth and Income	(1,335,028)	—	415,202	39,069,920

Met/Artisan Mid Cap Value	(239,998)	—	101,818	15,779,047

Met/Dimensional International Small Company	399,247	1,077,776	327,040	33,551,231

MFS® Emerging Markets Equity	(564,738)	—	249,305	24,819,854

MFS® Research International	(1,368,362)	—	496,586	40,409,908

MFS® Value	400,090	—	474,432	38,641,656

Neuberger Berman Genesis	(34,384)	—	—	16,397,350

Rainier Large Cap Equity	(3,060,374)	—	343,031	55,313,686

T. Rowe Price Mid Cap Growth	771,475	—	—	24,848,470

Third Avenue Small Cap Value	(3,026,072)	—	472,110	24,130,604

Turner Mid Cap Growth	(475,778)	—	—	25,060,174

Van Eck Global Natural Resources	543,484	1,474,034	100,653	26,277,730

Van Kampen Comstock	(944,880)	—	558,854	39,304,022

	$(14,402,861)	$2,551,810	$9,356,507	$799,479,639

13

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2010	2009	2010	2009	2010	2009	2010	2009

$8,109,314	$—	$—	$—	$—	$—	$8,109,314	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$9,039,330	$—	$62,082,684	$(159,519,300)	$(88,397,286)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$17,248,289*	$138,849,306	$3,421,705	$159,519,300

*	The Portfolio acquired capital losses in the merger with Strategic Growth Portfolio on November 7, 2008.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

9. Subsequent Events

At a meeting held on November 9 and 10, 2010, the Board of Trustees of the Trust, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets of MetLife Aggressive Allocation Portfolio (“Aggressive Allocation”), a series of Metropolitan Series Fund, Inc., by the Portfolio in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of Aggressive Allocation. On or about February 24, 2011, the shareholders of Aggressive Allocation will consider the approval of the Agreement and Plan of Reorganization. If approved by shareholders of Aggressive Allocation, the reorganization will close on or about May 2, 2011.

14

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggressive Strategy Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Aggressive Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Aggressive Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Aggressive Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

19

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Aggressive Strategy Portfolio’s performance, the Board considered that the Portfolio was in line with the median of its Performance Universe for the one-year period ended June 30, 2010, and underperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2010. The Board also noted that the Portfolio underperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Aggressive Index, for the one-, three- and five-year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group used for comparative purposes and the Portfolio’s improved more recent performance. The Board noted the hiring of Wilshire Associates by the Adviser as an independent consultant to provide research and consulting services with respect to the allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

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MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Aggressive Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were above the median of the Expense Group and Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group and the Expense Universe. The Board also considered that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those

21

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Aggressive Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios. The Board concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Met Investors Series Trust MetLife Balanced Strategy Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the MetLife Balanced Strategy Portfolio returned 13.85% and 13.58%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderate Index1, returned 13.84%.

Market Environment/Conditions

Overall, it was a good year for investors as most capital markets produced positive returns; however volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Mid Cap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., growth style stocks outperformed value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

Portfolio Review/Current Positioning

The Portfolio continued its strategy of investing in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to meet its broad asset allocation goal of 35% to fixed income and 65% to equities, although a modest increase in the goal for foreign stocks was initiated during the year. For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, and lower credit bonds did better than Treasuries. On an absolute basis, having exposure to these asset classes helped performance. Relative to its Dow Jones benchmark, the Portfolio was helped by exposure to high yield bonds (which is not part of the Dow Jones Index), but hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. On a cumulative basis, the impact of the Portfolio’s asset allocation weightings was fairly neutral, while the overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance.

Among the Portfolio’s underlying equity portfolios, two foreign portfolios and a sector portfolio were the biggest contributors to relative performance during 2010. The Harris Oakmark International Portfolio benefited from its position in strong performing Japan; while this position was only at market weight, it was higher than most other active managers who continue to eschew the country. German automaker Bayerische Motoren Werke AG (BMW), Swiss luxury goods icon Compagnie Financiere Richemont (Cartier and Montblanc), and French advertising giant Publicis Groupe were among the biggest contributors to performance. The MFS® Research International Portfolio, which relies on the best ideas from its research analysts, usually maintains a neutral sector position and focuses on bottom up security selection. Among its best stocks for the year were UK industrial manufacturer Tomkins and mining companies Iluka Resources (Australia) and Teck Corporation (Canada). The Van Eck Global Natural Resources Portfolio had the wind at its back as it benefited from strength in the Energy and Materials sectors. It also had very good stock selection: Newfield Exploration in Energy and Red Back Mining in metals were among the biggest contributors.

Another contributor was the Legg Mason ClearBridge Aggressive Growth Portfolio; it was helped by its growth style and strong stock selection in Health Care: they held large positions in strong performing Genzyme and Biogen Idec. In addition, the inclusion of two “out-of-index” foreign equity funds—the MFS® Emerging Markets Equity Portfolio and the Met/Dimensional International Small Company Portfolio—both added to relative performance as these two segments significantly outperformed the returns of stocks of large companies from developed nations.

Although all underlying equity portfolios in the Portfolio had positive returns for the year, several portfolios underperformed the broad indices and impacted relative performance. Consistent with the capital markets, portfolios with a focus on large companies with value characteristics lagged the overall market. Most of BlackRock Large Cap Value Portfolio’s underperformance occurred in the first half of the year when weak stock selection in the Financial sector hurt performance: Bank of America, Goldman Sachs, and Regions Financial were among the largest detractors to relative performance. The MFS® Value Portfolio was hurt most by its stock selection in Energy: Total S.A (France) and EOG Resources. While an overweight in the strong Energy sector should

1

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

have aided performance, the Davis Venture Value Portfolio’s selection in the Energy sector hindered relative performance, including EOG Resources, Transocean (Switzerland), and China Coal Energy.

Nearly all of the underlying fixed income portfolios outperformed the broad market index. The primary driver of this performance was a higher exposure to credit-based bonds than was held in the Barclays Capital U.S. Aggregate Bond Index. Exposure to below investment grade bonds from dedicated high-yield portfolios such as the BlackRock High Yield Portfolio and the Lord Abbett Bond Debenture Portfolio, as well as opportunistic exposure in core bond portfolios, was especially helpful as high yield bonds outperformed investment grade bonds by a wide margin. The PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was a major contributor to relative performance. The PIMCO Total Return Portfolio held an overweight in credit sectors, exposure to emerging market debt, and effective tactical duration positioning. Although its target weight in the Portfolio was only 2%, the strong performing Met/Templeton International Bond Portfolio also added to relative performance due in part to higher exposure to the currency of Asian emerging market countries and an underweight to Europe.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward- looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	15.2
BlackRock Large Cap Value Portfolio (Class A)	5.9
Davis Venture Value Portfolio (Class A)	5.0
MFS® Value Portfolio (Class A)	4.9
Western Asset Management U.S. Government Portfolio (Class A)	4.7
MFS® Research International Portfolio (Class A)	4.2
Harris Oakmark International Portfolio (Class A)	4.1
Rainier Large Cap Equity Portfolio (Class A)	4.1
Jennison Growth Portfolio (Class A)	4.0
Invesco Small Cap Growth Portfolio (Class A)	3.2

2

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

MetLife Balanced Strategy Portfolio managed by
MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return (for the year ended 12/31/10)[2]
	1 Year	5 Year	Since Inception[3]
MetLife Balanced Strategy Portfolio—Class A	13.85%	3.39%	4.77%
Class B	13.58%	3.11%	4.36%
Dow Jones Moderate Index[1]	13.84%	5.09%	6.31%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.36%	$1,000.00	$1,169.30	$1.97
Hypothetical*	0.36%	1,000.00	1,023.39	1.84

Class B(a)
Actual	0.61%	$1,000.00	$1,166.30	$3.33
Hypothetical*	0.61%	1,000.00	1,022.13	3.11

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.0%
Affiliated Investment Companies - 100.0%
Artio International Stock Portfolio (Class A)(b)	27,967,017	$279,110,825
BlackRock Bond Income Portfolio (Class A)(b)	1,616,190	175,098,034
BlackRock High Yield Portfolio (Class A)(a)	21,451,731	186,630,062
BlackRock Large Cap Value Portfolio (Class A)(b)	53,581,535	548,139,103
Clarion Global Real Estate Portfolio (Class A)(a)	18,309,619	187,307,404
Davis Venture Value Portfolio (Class A)(b)	14,696,605	459,268,901
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	14,889,289	190,880,683
Harris Oakmark International Portfolio (Class A)(a)	27,533,824	379,416,093
Invesco Small Cap Growth Portfolio (Class A)(a)	20,756,847	294,539,666
Janus Forty Portfolio (Class A)(a)	3,929,111	274,526,960
Jennison Growth Portfolio (Class A)(b)	30,847,710	373,565,770
Lazard Mid Cap Portfolio (Class A)(a)	8,423,867	96,200,558
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)(a)	26,278,270	198,400,935
Lord Abbett Bond Debenture Portfolio (Class A)(a)	21,446,534	278,376,015
Lord Abbett Growth and Income Portfolio (Class A)(a)	12,734,850	280,166,708
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	549,645	92,999,945
Met/Dimensional International Small Company Portfolio (Class A)(b)	11,855,269	197,745,886
Met/Eaton Vance Floating Rate Portfolio (Class A)(a)	17,385,230	179,763,273
Met/Templeton International Bond Portfolio (Class A)(a)	14,602,739	181,658,077
MFS® Emerging Markets Equity Portfolio (Class A)(a)	8,484,266	98,756,856
MFS® Research International Portfolio (Class A)(a)	37,546,861	385,981,727
MFS® Value Portfolio (Class A)(b)	37,190,633	457,816,689
Neuberger Berman Genesis Portfolio (Class A)(b)	8,451,799	96,942,139
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	23,334,424	266,712,465
PIMCO Total Return Portfolio (Class A)(a)	112,944,392	1,408,416,569

Security Description	Shares	Value

Affiliated Investment Companies - continued
Rainier Large Cap Equity Portfolio (Class A)(a)	46,265,783	$375,678,157
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	19,812,105	196,139,844
Third Avenue Small Cap Value Portfolio (Class A)(a)	12,981,088	195,235,562
Turner Mid Cap Growth Portfolio (Class A)(a)	7,332,050	100,889,014
Van Eck Global Natural Resources Portfolio (Class A)(b)	5,928,062	107,060,803
Van Kampen Comstock Portfolio (Class A)(a)	29,204,864	278,906,449
Western Asset Management U.S. Government Portfolio (Class A)(b)	35,709,352	434,582,816

Total Mutual Funds (Cost $8,226,112,783)		9,256,913,988

Total Investments - 100.0% (Cost $8,226,112,783#)		9,256,913,988

Other Assets And Liabilities (net) - 0.0%		(2,370,944)

Net Assets - 100.0%		$9,254,543,044

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $8,463,730,162. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $1,043,121,294 and $249,937,468, respectively, resulting in a net unrealized appreciation of $793,183,826.
(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio's investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$9,256,913,988	$—	$—	$9,256,913,988
Total Investments	$9,256,913,988	$—	$—	$9,256,913,988

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$9,256,913,988
Receivable for shares sold	8,487,384

Total assets	9,265,401,372

Liabilities
Due to Adviser	1,370
Payables for:
Investments purchased	8,197,498
Shares redeemed	289,885
Accrued Expenses:
Management fees	415,670
Distribution and service fees - Class B	1,918,592
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees' fees	16,302
Other expenses	14,944

Total liabilities	10,858,328

Net Assets	$9,254,543,044

Net Assets Represented by
Paid in surplus	$9,211,236,869
Accumulated net realized loss	(1,143,910,490)
Unrealized appreciation on investments	1,030,801,205
Undistributed net investment income	156,415,460

Net Assets	$9,254,543,044

Net Assets
Class A	$2,440,097
Class B	9,252,102,947
Capital Shares Outstanding*
Class A	234,002
Class B	891,166,190
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.43
Class B	10.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $8,226,112,783.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios	$160,836,958

Total investment income	160,836,958

Expenses
Management fees	4,280,293
Administration fees	24,000
Deferred expense reimbursement	16,435
Custodian and accounting fees	24,975
Distribution and service fees - Class B	19,521,699
Audit and tax services	16,202
Legal	37,564
Trustees' fees and expenses	24,650
Miscellaneous	13,791

Net expenses	23,959,609

Net investment income	136,877,349

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(81,646,692)
Capital gain distributions from Underlying Portfolios	28,645,445

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(53,001,247)

Net change in unrealized appreciation on investments	955,242,062

Net realized and unrealized gain on investments	902,240,815

Net Increase in Net Assets from Operations	$1,039,118,164

See accompanying notes to financial statements.

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MetLife Balanced Strategy Portfolio

Statements of Changes In Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase in Net Assets:
Operations
Net investment income	$136,877,349	$146,995,519
Net realized loss on investments and capital gain distributions from Underlying Portfolios	(53,001,247)	(965,117,815)
Net change in unrealized appreciation on investments	955,242,062	2,289,687,785

Net increase in net assets resulting from operations	1,039,118,164	1,471,565,489

Distributions to Shareholders
From net investment income
Class A	(40,007)	—
Class B	(160,875,717)	—
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(160,915,724)	—

Net increase in net assets from capital share transactions	1,325,294,687	735,873,121

Net Increase in Net Assets	2,203,497,127	2,207,438,610
Net assets at beginning of period	7,051,045,917	4,843,607,307

Net assets at end of period	$9,254,543,044	$7,051,045,917

Undistributed net investment income at end of period	$156,415,460	$160,907,599

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	73,021	$704,686	80,505	$669,558
Reinvestments	4,095	40,007	—	—
Redemption	(30,388)	(293,578)	(126,708)	(1,018,743)

Net increase (decrease)	46,728	$451,115	(46,203)	$(349,185)

Class B
Sales	172,821,795	$1,667,855,982	144,726,192	$1,162,696,338
Reinvestments	16,500,074	160,875,717	—	—
Redemptions	(53,482,306)	(503,888,127)	(55,621,850)	(426,474,032)

Net increase	135,839,563	$1,324,843,572	89,104,342	$736,222,306

Increase derived from capital shares transactions		$1,325,294,687		$735,873,121

See accompanying notes to financial statements.

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MetLife Balanced Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.37	$7.28	$12.15	$12.17	$10.92

Income (Loss) from Investment Operations
Net Investment Income(a)	0.18	0.29	0.17	0.15	0.31
Net Realized and Unrealized Gain (Loss) on Investments	1.10	1.80	(3.83)	0.47	1.03

Total From Investment Operations	1.28	2.09	(3.66)	0.62	1.34

Less Distributions
Distributions from Net Investment Income	(0.22)	—	(0.53)	(0.24)	(0.02)
Distributions from Net Realized Capital Gains	—	—	(0.68)	(0.40)	(0.07)

Total Distributions	(0.22)	—	(1.21)	(0.64)	(0.09)

Net Asset Value, End of Period	$10.43	$9.37	$7.28	$12.15	$12.17

Total Return (%)	13.85	28.71	(31.75)	5.16	12.35

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.06	0.06	0.06	0.06	0.08 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.06	0.06	0.06	0.06	0.08
Ratio of Net Investment Income to Average Net Assets (%)(f)	1.88	3.72	1.75	1.22	2.74
Portfolio Turnover Rate (%)	13.0	28.3	23.4	17.0	20.7
Net Assets, End of Period (in millions)	$2.4	$1.8	$1.7	$1.1	$0.7

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.33	$7.27	$12.12	$12.15	$10.92

Income (Loss) from Investment Operations
Net Investment Income(a)	0.17	0.21	0.19	0.13	0.26
Net Realized and Unrealized Gain (Loss) on Investments	1.08	1.85	(3.87)	0.46	1.04

Total From Investment Operations	1.25	2.06	(3.68)	0.59	1.30

Less Distributions
Distributions from Net Investment Income	(0.20)	—	(0.49)	(0.22)	(0.00)+
Distributions from Net Realized Capital Gains	—	—	(0.68)	(0.40)	(0.07)

Total Distributions	(0.20)	—	(1.17)	(0.62)	(0.07)

Net Asset Value, End of Period	$10.38	$9.33	$7.27	$12.12	$12.15

Total Return (%)	13.58	28.34	(31.93)	4.88	11.98

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.31	0.31	0.31	0.31	0.33 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.31	0.31	0.31	0.31	0.33
Ratio of Net Investment Income to Average Net Assets (%)(f)	1.75	2.59	1.94	1.05	2.31
Portfolio Turnover Rate (%)	13.0	28.3	23.4	17.0	20.7
Net Assets, End of Period (in millions)	$9,252.1	$7,049.3	$4,841.9	$6,743.6	$5,167.2

+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes the effect of deferred expense reimbursement.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$4,280,293	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - On November 7, 2008, the Strategic Growth and Income Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Growth and Income Portfolio. The Expense Limitation Agreement with respect to the Strategic Growth and Income Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Growth and Income Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Growth and Income Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $280,240 from the Strategic Growth and Income Portfolio. Such amount was a contractual obligation of the Strategic Growth and Income Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Growth and Income Portfolio. Any reimbursement of the Adviser owed by the Strategic Growth and Income Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Growth and Income Portfolio paid by the Adviser expires on December 31, 2013.

As of December 31, 2010, there were no expenses deferred in 2010 and $16,435 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2006, which were recovered during the years ended December 31, 2009 and 2010 was $16,435 in each of those years. As of December 31, 2010, there was $247,370 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Expenses Deferred in
2006	2007	2008	2009	2010
Subject to repayment until December 31,
2011	2012	2013	2014	2015

$3,795	$127,809	$115,766	$—	$—

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$2,341,317,911	$—	$1,010,879,151

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

Artio International Stock	22,402,089	5,781,058	(216,130)	27,967,017

BlackRock Bond Income	1,278,135	409,485	(71,430)	1,616,190

BlackRock High Yield	17,444,075	4,704,265	(696,609)	21,451,731

BlackRock Large Cap Value*	37,924,959	16,242,998	(586,422)	53,581,535

Clarion Global Real Estate	14,917,576	4,457,298	(1,065,255)	18,309,619

Davis Venture Value	17,974,411	2,675,571	(5,953,377)	14,696,605

Goldman Sachs Mid Cap Value*	14,172,989	2,454,584	(1,738,284)	14,889,289

Harris Oakmark International	17,721,104	10,019,509	(206,789)	27,533,824

Invesco Small Cap Growth	12,970,222	7,980,871	(194,246)	20,756,847

Janus Forty	2,224,555	1,733,930	(29,374)	3,929,111

Jennison Growth	26,755,086	5,219,452	(1,126,828)	30,847,710

Lazard Mid Cap	7,682,076	1,309,193	(567,402)	8,423,867

Legg Mason ClearBridge Aggressive Growth*	24,511,464	3,757,852	(1,991,046)	26,278,270

Loomis Sayles Global Markets	14,349,024	1,277,098	(15,626,122)	—

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

Lord Abbett Bond Debenture	17,029,187	4,793,690	(376,343)	21,446,534

Lord Abbett Growth and Income	11,212,922	2,279,723	(757,795)	12,734,850

Met/Artisan Mid Cap Value	993,366	110,865	(554,586)	549,645

Met/Dimensional International Small Company*	9,411,911	2,620,353	(176,995)	11,855,269

Met/Eaton Vance Floating Rate*	—	17,498,082	(112,852)	17,385,230

Met/Templeton International Bond	12,420,063	2,288,261	(105,585)	14,602,739

MFS® Emerging Markets Equity	7,612,316	1,265,215	(393,265)	8,484,266

MFS® Research International	22,421,542	15,426,917	(301,598)	37,546,861

MFS® Value	31,938,804	6,111,594	(859,765)	37,190,633

Neuberger Berman Genesis	—	8,510,956	(59,157)	8,451,799

PIMCO Inflation Protected Bond	24,080,061	4,995,293	(5,740,930)	23,334,424

PIMCO Total Return	83,883,539	33,122,588	(4,061,735)	112,944,392

Rainier Large Cap Equity*	40,450,672	7,984,581	(2,169,470)	46,265,783

T. Rowe Price Mid Cap Growth	18,990,350	2,936,786	(2,115,031)	19,812,105

Third Avenue Small Cap Value	17,148,387	2,781,887	(6,949,186)	12,981,088

Turner Mid Cap Growth*	14,028,109	1,595,715	(8,291,774)	7,332,050

Van Eck Global Natural Resources	4,879,109	1,426,935	(377,982)	5,928,062

Van Kampen Comstock	33,864,015	5,313,555	(9,972,706)	29,204,864

Western Asset Management U.S. Government	28,081,318	8,974,025	(1,345,991)	35,709,352

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2010. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

Artio International Stock	(1,039,474)	$—	$3,481,752	$279,110,825

BlackRock Bond Income	732,435	—	5,817,060	175,098,034

BlackRock High Yield	(207,289)	—	9,995,883	186,630,062

BlackRock Large Cap Value	762,428	—	3,967,109	548,139,103

Clarion Global Real Estate	(5,762,142)	—	13,148,629	187,307,404

Davis Venture Value	1,606,438	—	5,302,292	459,268,901

Goldman Sachs Mid Cap Value	(2,260,820)	—	1,926,935	190,880,683

Harris Oakmark International	(1,564,222)	—	4,748,654	379,416,093

Invesco Small Cap Growth	(292,632)	—	—	294,539,666

Janus Forty	260,808	—	2,616,808	274,526,960

Jennison Growth	(170,944)	—	1,819,547	373,565,770

Lazard Mid Cap	(907,796)	—	827,217	96,200,558

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

Legg Mason ClearBridge Aggressive Growth	$(3,359,229)	$—	$99,332	$198,400,935

Loomis Sayles Global Markets	6,887,622	—	5,245,586	—

Lord Abbett Bond Debenture	(183,676)	—	14,259,541	278,376,015

Lord Abbett Growth and Income	(6,826,410)	—	2,829,652	280,166,708

Met/Artisan Mid Cap Value	(24,184,149)	—	1,156,799	92,999,945

Met/Dimensional International Small Company	663,188	8,164,158	2,477,330	197,745,886

Met/Eaton Vance Floating Rate	(18,023)	—	—	179,763,273

Met/Templeton International Bond	140,152	52,059	1,105,632	181,658,077

MFS® Emerging Markets Equity	1,766,320	—	944,039	98,756,856

MFS® Research International	(1,651,285)	—	4,232,646	385,981,727

MFS® Value	2,029,668	—	5,390,397	457,816,689

Neuberger Berman Genesis	(59,337)	—	—	96,942,139

PIMCO Inflation Protected Bond	4,840,388	7,820,124	7,477,791	266,712,465

PIMCO Total Return	1,603,921	5,985,092	41,442,661	1,408,416,569

Rainier Large Cap Equity	(4,688,420)	—	1,948,112	375,678,157

T. Rowe Price Mid Cap Growth	1,827,898	—	—	196,139,844

Third Avenue Small Cap Value	(18,908,141)	—	3,217,134	195,235,562

Turner Mid Cap Growth	(4,436,849)	—	—	100,889,014

Van Eck Global Natural Resources	1,805,700	5,580,530	381,060	107,060,803

Van Kampen Comstock	(29,895,390)	—	5,079,192	278,906,449

Western Asset Management U.S. Government	(157,430)	1,043,482	9,898,168	434,582,816

	$(81,646,692)	$28,645,445	$160,836,958	$9,256,913,988

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$160,915,724	$—	$—	$—	$160,915,724	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$156,431,762	$—	$793,183,825	$(906,293,110)	$43,322,477

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total
$849,089,336	$57,203,774	$906,293,110

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MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

15

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Balanced Strategy Portfolio, one of the portfolios constituting the Met Investors Series Trust (the "Trust") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Balanced Strategy Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Balanced Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Balanced Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Balanced Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

20

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Balanced Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three- year periods and underperformed the median of its Performance Universe for the five-year period ended June 30, 2010. The Board also noted that the Portfolio outperformed its Lipper Index for the one- year period ended June 30, 2010, and underperformed its Lipper Index for the three- and five- year periods ended June 30, 2010. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five- year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group used for comparative purposes. The Board noted the hiring of Wilshire Associates by the Adviser as an independent consultant to provide research and consulting services with respect to the allocation targets and investments in Underlying Portfolios. The Board noted the Portfolio’s improved more recent performance. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

21

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Balanced Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group and Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

22

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Balanced Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios. The Board concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the MetLife Defensive Strategy Portfolio returned 11.25% and 10.90%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderately Conservative Index1, returned 11.04%.

Market Environment/Conditions

Overall, it was a good year for investors as most capital markets produced positive returns; however volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Mid Cap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weak dollar. Consistent with the U.S., growth style stocks outperformed value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain) countries.

Portfolio Review/Current Positioning

The Portfolio continued its strategy of investing in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to meet its broad asset allocation goal of 65% to fixed income and 35% to equities, although a modest increase in the goal for foreign stocks was initiated during the year. For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, and lower credit bonds did better than Treasuries. On an absolute basis, having exposure to these asset classes helped performance. Relative to its Dow Jones benchmark, the Portfolio was helped by exposure to high yield bonds (which is not part of the Dow Jones Index), but hurt by a lower percentage held in small cap stocks and emerging market foreign equities than is held in the Index. On a cumulative basis, the impact of the Portfolio’s asset allocation weightings was fairly neutral, while the overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance.

Among the Portfolio’s underlying equity portfolios, two foreign portfolios and a sector portfolio were the biggest contributors to relative performance during 2010. The Harris Oakmark International Portfolio benefited from its position in strong performing Japan; while this position was only at market weight, it was higher than most other active managers who continue to eschew the country. German automaker Bayerische Motoren Werke AG (BMW), Swiss luxury goods icon Compagnie Financiere Richemont (Cartier and Montblanc), and French advertising giant Publicis Groupe were among the biggest contributors to performance. The MFS® Research International Portfolio, which relies on the best ideas from its research analysts, usually maintains a neutral sector position and focuses on bottom up security selection. Among its best stocks for the year were UK industrial manufacturer Tomkins and mining companies Iluka Resources (Australia) and Teck Corporation (Canada). The Van Eck Global Natural Resources Portfolio had the wind at its back as it benefited from strength in the Energy and Materials sectors. But it also had very good stock selection: Newfield Exploration in Energy and Red Back Mining in metals were among the biggest contributors.

Although all underlying equity portfolios in the Portfolio had positive returns for the year, several portfolios underperformed the broad indices and impacted relative performance. Consistent with the capital markets, portfolios with a focus on large companies with value characteristics lagged the overall market. Most of BlackRock Large Cap Value Portfolio’s underperformance occurred in the first half of the year when weak stock selection in the Financial sector hurt performance: Bank of America, Goldman Sachs, and Regions Financial were among the largest detractors to relative performance. The MFS® Value Portfolio was hurt most by its stock selection in Energy: Total S.A (France) and EOG Resources. While an overweight in the strong Energy sector should have aided performance, the Davis Venture Value Portfolio’s selection in the Energy sector hindered relative performance, including EOG Resources, Transocean (Switzerland), and China Coal Energy.

Nearly all of the underlying fixed income portfolios outperformed the broad market index. The primary driver of this performance was a higher exposure to credit-based bonds than was held in the Barclays Capital U.S. Aggregate Bond Index. Exposure to below investment grade bonds from dedicated high-yield portfolios such as the BlackRock High Yield Portfolio and the Lord Abbett Bond Debenture Portfolio, as well as opportunistic exposure in core bond portfolios, was especially

1

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

helpful as high yield bonds outperformed investment grade bonds by a wide margin. The PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was a major contributor to relative performance. The PIMCO Total Return Portfolio held an overweight in credit sectors, exposure to emerging market debt, and effective tactical duration positioning. Although its target weight in the Portfolio was only 2%, the strong performing Met/Templeton International Bond Portfolio also added to relative performance due in part to higher exposure to the currency of Asian emerging market countries and an underweight to Europe.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	23.4
Western Asset Management U.S. Government Portfolio (Class A)	11.6
PIMCO Inflation Protected Bond Portfolio (Class A)	8.8
BlackRock Bond Income Portfolio (Class A)	6.8
Lord Abbett Bond Debenture Portfolio (Class A)	6.1
MFS® Value Portfolio (Class A)	4.1
BlackRock Large Cap Value Portfolio (Class A)	4.1
Jennison Growth Portfolio (Class A)	3.1
Van Kampen Comstock Portfolio (Class A)	3.1
Davis Venture Value Portfolio (Class A)	3.1

2

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

MetLife Defensive Strategy Portfolio managed by MetLife Advisers, LLC vs. Dow Jones Moderately Conservative Index1

	Average Annual Return (for the year ended 12/31/10)[2]
	1 Year	5 Year	Since Inception[3]
MetLife Defensive Strategy Portfolio—Class A	11.25%	4.77%	5.28%
Class B	10.90%	4.47%	4.58%
Dow Jones Moderately Conservative Index[1]	11.04%	5.11%	5.57%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The Dow Jones Moderately Conservative Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)(b)
Actual	0.35%	$1,000.00	$1,098.90	$1.85
Hypothetical*	0.35%	1,000.00	1,023.44	1.79

Class B(a)(b)
Actual	0.60%	$1,000.00	$1,097.40	$3.17
Hypothetical*	0.60%	1,000.00	1,022.18	3.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.0%
Affiliated Investment Companies - 100.0%
Artio International Stock Portfolio (Class A)(b)	5,208,437	$51,980,202
BlackRock Bond Income Portfolio (Class A)(b)	1,593,282	172,616,213
BlackRock High Yield Portfolio (Class A)(a)	5,954,809	51,806,836
BlackRock Large Cap Value Portfolio (Class A)(b)	10,105,722	103,381,533
Clarion Global Real Estate Portfolio (Class A)(a)	2,592,182	26,518,023
Davis Venture Value Portfolio (Class A)(b)	2,497,839	78,057,468
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	2,120,742	27,187,915
Harris Oakmark International Portfolio (Class A)(a)	3,833,039	52,819,282
Invesco Small Cap Growth Portfolio (Class A)(a)	1,964,748	27,879,768
Jennison Growth Portfolio (Class A)(b)	6,582,715	79,716,678
Lazard Mid Cap Portfolio (Class A)(a)	2,369,888	27,064,126
Lord Abbett Bond Debenture Portfolio (Class A)(a)	11,890,231	154,335,201
Lord Abbett Growth and Income Portfolio (Class A)(a)	2,405,409	52,918,994
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	153,553	25,981,217
Met/Eaton Vance Floating Rate Portfolio (Class A)(a)	7,240,669	74,868,521
Met/Templeton International Bond Portfolio (Class A)(a)	4,061,075	50,519,772
MFS® Research International Portfolio (Class A)(a)	5,258,971	54,062,219
MFS® Value Portfolio (Class A)(b)	8,413,823	103,574,159
Neuberger Berman Genesis Portfolio (Class A)(b)	2,378,220	27,278,182
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	19,695,264	225,116,863
PIMCO Total Return Portfolio (Class A)(a)	47,763,597	595,612,053
Rainier Large Cap Equity Portfolio (Class A)(a)	6,592,008	53,527,109
Third Avenue Small Cap Value Portfolio (Class A)(a)	1,840,522	27,681,446
Van Eck Global Natural Resources Portfolio (Class A)(b)	1,687,397	30,474,381
Van Kampen Comstock Portfolio (Class A)(a)	8,218,040	78,482,286

Security Description	Shares	Value
Western Asset Management U.S. Government Portfolio (Class A)(b)	24,174,615	$294,205,069

Total Mutual Funds (Cost $2,252,882,119)		2,547,665,516

Total Investments - 100.0% (Cost $2,252,882,119#)		2,547,665,516

Other Assets And Liabilities (net) - 0.0%		(715,117)

Net Assets - 100.0%		$2,546,950,399

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $2,312,069,781. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $294,783,397 and $59,187,662, respectively, resulting in a net unrealized appreciation of $235,595,735.
(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio's investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,547,665,516	$—	$—	$2,547,665,516
Total Investments	$2,547,665,516	$—	$—	$2,547,665,516

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$2,547,665,516
Receivable for investments sold	4,056,369
Receivable for shares sold	342,192

Total assets	2,552,064,077

Liabilities
Payables for:
Shares redeemed	4,398,561
Accrued Expenses:
Management fees	139,572
Distribution and service fees - Class B	538,601
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees' fees	16,302
Other expenses	16,575

Total liabilities	5,113,678

Net Assets	$2,546,950,399

Net Assets Represented by
Paid in surplus	$2,341,567,932
Accumulated net realized loss	(147,741,437)
Unrealized appreciation on investments	294,783,397
Undistributed net investment income	58,340,507

Net Assets	$2,546,950,399

Net Assets
Class A	$69,742
Class B	2,546,880,657
Capital Shares Outstanding*
Class A	6,406
Class B	235,378,775
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.89
Class B	10.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,252,882,119.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios	$57,771,483

Total investment income	57,771,483

Expenses
Management fees	1,479,027
Administration fees	24,000
Deferred expense reimbursement	112,272
Custodian and accounting fees	24,975
Distribution and service fees - Class B	5,519,985
Audit and tax services	21,271
Legal	44,223
Trustees' fees and expenses	24,650
Miscellaneous	7,082

Net expenses	7,257,485

Net investment income	50,513,998

Net Realized and Unrealized Gain on Investments
Net realized gain on:
Investments	35,453,238
Capital gain distributions from Underlying Portfolios	10,564,450

Net realized gain on investments and capital gain distributions from Underlying Portfolios	46,017,688

Net change in unrealized appreciation on investments	145,008,959

Net realized and unrealized gain on investments	191,026,647

Net Increase in Net Assets from Operations	$241,540,645

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$50,513,998	$60,200,920
Net realized gain (loss) on investments and capital gain distributions from Underlying Portfolios	46,017,688	(155,233,971)
Net change in unrealized appreciation on investments	145,008,959	425,265,415

Net increase in net assets resulting from operations	241,540,645	330,232,364

Distributions to Shareholders
From net investment income
Class A	(2,077)	(1,949)
Class B	(67,872,917)	(43,226,221)
From net realized gains
Class A	—	(1,088)
Class B	—	(25,171,316)

Net decrease in net assets resulting from distributions	(67,874,994)	(68,400,574)

Net increase in net assets from capital share transactions	468,859,870	499,176,747

Net Increase in Net Assets	642,525,521	761,008,537
Net assets at beginning of period	1,904,424,878	1,143,416,341

Net assets at end of period	$2,546,950,399	$1,904,424,878

Undistributed net investment income at end of period	$58,340,507	$67,866,578

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,277	$13,626	2,145	$20,112
Reinvestments	201	2,077	364	3,037
Redemption	(719)	(7,526)	(3,326)	(29,783)

Net increase (decrease)	759	$8,177	(817)	$(6,634)

Class B
Sales	81,497,575	$832,213,029	81,979,579	$739,206,046
Reinvestments	6,608,853	67,872,917	8,230,750	68,397,537
Redemptions	(41,456,008)	(431,234,253)	(33,671,685)	(308,420,202)

Net increase	46,650,420	$468,851,693	56,538,644	$499,183,381

Increase derived from capital shares transactions		$468,859,870		$499,176,747

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.14	$8.68	$11.28	$11.10	$10.29

Income (Loss) from Investment Operations
Net Investment Income(a)	0.29	0.50	0.27	0.23	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.83	1.41	(2.51)	0.46	0.56

Total From investment operations	1.12	1.91	(2.24)	0.69	0.91

Less Distributions
Distributions from Net Investment Income	(0.37)	(0.29)	(0.16)	(0.25)	(0.02)
Distributions from Net Realized Capital Gains	—	(0.16)	(0.20)	(0.26)	(0.08)

Total Distributions	(0.37)	(0.45)	(0.36)	(0.51)	(0.10)

Net Asset Value, End of Period	$10.89	$10.14	$8.68	$11.28	$11.10

Total Return (%)	11.25	23.24	(20.48)	6.20	9.01

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(b)	0.08	0.10	0.09	0.09	0.12
Ratio of Net Expenses to Average Net Assets (%)(c)(d)	0.08	0.10	0.09	0.09	0.11
Ratio of Net Investment Income to Average Net Assets (%)(e)	2.75	5.53	2.74	2.05	3.44
Portfolio Turnover Rate (%)	18.7	28.1	29.5	39.2	35.3
Net Assets, End of Period (in millions)	$0.1	$0.1	$— ++	$— ++	$— ++

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.09	$8.65	$11.25	$11.09	$10.29

Income (Loss) from Investment Operations
Net Investment Income(a)	0.24	0.37	0.29	0.19	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.84	1.51	(2.55)	0.46	0.59

Total From Investment Operations	1.08	1.88	(2.26)	0.65	0.88

Less Distributions
Distributions from Net Investment Income	(0.35)	(0.28)	(0.14)	(0.23)	(0.00)+
Distributions from Net Realized Capital Gains	—	(0.16)	(0.20)	(0.26)	(0.08)

Total Distributions	(0.35)	(0.44)	(0.34)	(0.49)	(0.08)

Net Asset Value, End of Period	$10.82	$10.09	$8.65	$11.25	$11.09

Total Return (%)	10.90	22.91	(20.65)	5.92	8.63

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(b)	0.33	0.35	0.35	0.36	0.39
Ratio of Net Expenses to Average Net Assets (%)(c)(d)	0.33	0.35	0.35	0.35	0.35
Ratio of Net Investment Income to Average Net Assets (%)(e)	2.29	3.99	2.93	1.72	2.79
Portfolio Turnover Rate (%)	18.7	28.1	29.5	39.2	35.3
Net Assets, End of Period (in millions)	$2,546.9	$1,904.4	$1,143.4	$809.5	$541.5

+	Distributions from net investment income were less than $0.01.
++	Net Assets less than 1/10 of $1 million.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Defensive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$1,479,027	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.10%	0.35%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expenses deferred in 2010 and $112,272 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2006, which were recovered during the year ended December 31, 2010 was $58,205. The amount of expenses deferred in 2007, which were recovered during the year ended December 31, 2010 was $54,067. There are no further expense deferrals eligible for recoupment by the Adviser. Amounts repaid for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$875,600,643	$—	$413,238,826

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

Artio International Stock	4,118,122	1,520,627	(430,312)	5,208,437

BlackRock Bond Income	704,603	1,006,677	(117,998)	1,593,282

BlackRock High Yield	7,212,130	1,995,221	(3,252,542)	5,954,809

BlackRock Large Cap Value	10,456,262	3,078,765	(3,429,305)	10,105,722

Clarion Global Real Estate	2,056,583	888,404	(352,805)	2,592,182

Davis Venture Value	2,123,891	673,237	(299,289)	2,497,839

Goldman Sachs Mid Cap Value	3,907,619	716,158	(2,503,035)	2,120,742

Harris Oakmark International	3,257,290	1,011,598	(435,849)	3,833,039

Invesco Small Cap Growth	1,787,930	520,197	(343,379)	1,964,748

Jennison Growth	3,688,360	3,277,511	(383,156)	6,582,715

Lazard Mid Cap	2,117,860	616,239	(364,211)	2,369,888

Loomis Sayles Global Markets	3,956,120	387,004	(4,343,124)	—

Lord Abbett Bond Debenture	10,952,225	3,551,411	(2,613,405)	11,890,231

Lord Abbett Growth and Income	2,061,111	692,452	(348,154)	2,405,409

Met/Artisan Mid Cap Value	136,931	38,619	(21,997)	153,553

Met/Eaton Vance Floating Rate	—	7,510,887	(270,218)	7,240,669

Met/Templeton International Bond	3,423,694	1,004,504	(367,123)	4,061,075

12

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

MFS® Research International	2,060,629	3,508,650	(310,308)	5,258,971

MFS® Value	8,805,314	2,419,343	(2,810,834)	8,413,823

Neuberger Berman Genesis	—	2,464,995	(86,775)	2,378,220

PIMCO Inflation Protected Bond*	18,253,550	5,836,186	(4,394,472)	19,695,264

PIMCO Total Return	36,994,483	14,623,754	(3,854,640)	47,763,597

Rainier Large Cap Equity	5,576,510	1,906,083	(890,585)	6,592,008

Third Avenue Small Cap Value	1,575,798	553,928	(289,204)	1,840,522

Van Eck Global Natural Resources	1,345,326	583,736	(241,665)	1,687,397

Van Kampen Comstock	7,002,178	2,198,750	(982,888)	8,218,040

Western Asset Management U.S. Government	18,576,822	7,560,328	(1,962,535)	24,174,615

* The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2010. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

Artio International Stock	$(1,539,875)	$—	$626,708	$51,980,202

BlackRock Bond Income	1,305,439	—	3,132,323	172,616,213

BlackRock High Yield	544,467	—	4,042,757	51,806,836

BlackRock Large Cap Value	8,207,411	—	1,071,850	103,381,533

Clarion Global Real Estate	710,757	—	1,777,189	26,518,023

Davis Venture Value	(1,661,460)	—	613,734	78,057,468

Goldman Sachs Mid Cap Value	892,011	—	521,477	27,187,915

Harris Oakmark International	(564,811)	—	855,151	52,819,282

Invesco Small Cap Growth	1,237,363	—	—	27,879,768

Jennison Growth	(531,820)	—	245,845	79,716,678

Lazard Mid Cap	715,600	—	223,601	27,064,126

Loomis Sayles Global Markets	10,875,985	—	1,417,234	—

Lord Abbett Bond Debenture	109,501	—	8,969,268	154,335,201

Lord Abbett Growth and Income	1,385,838	—	509,964	52,918,994

Met/Artisan Mid Cap Value	896,236	—	156,188	25,981,217

Met/Eaton Vance Floating Rate	48,244	14,047	(14,047)	74,868,521

Met/Templeton International Bond	719,435	—	312,383	50,519,772

MFS® Research International	(962,773)	—	380,777	54,062,219

MFS® Value	8,222,961	—	1,455,606	103,574,159

Neuberger Berman Genesis	15,292	5,788,370	(5,788,370)	27,278,182

PIMCO Inflation Protected Bond	2,184,387	2,579,050	8,744,299	225,116,863

PIMCO Total Return	3,115,348	—	20,437,197	595,612,053

13

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

Rainier Large Cap Equity	$(1,838,568)	$—	$263,284	$53,527,109

Third Avenue Small Cap Value	490,424	1,508,822	(1,218,790)	27,681,446

Van Eck Global Natural Resources	1,318,855	—	1,611,850	30,474,381

Van Kampen Comstock	(299,659)	674,161	354,944	78,482,286

Western Asset Management U.S. Government	(143,350)	—	7,069,061	294,205,069

	$35,453,238	$10,564,450	$57,771,483	$2,547,665,516

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$67,874,994	$43,228,302	$—	$25,172,272	$67,874,994	$68,400,574

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$58,356,809	$—	$235,595,735	$(88,553,775)	$205,398,769

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$88,553,775	$88,553,775

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

14

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Defensive Strategy Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Defensive Strategy Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Defensive Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Defensive Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Defensive Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

19

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Defensive Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- year period ended June 30, 2010, and underperformed the median of its Performance Universe for the three- and five- year periods ended June 30, 2010. The Board also noted that the Portfolio outperformed its Lipper Index for the one- and five- year periods ended June 30, 2010, and underperformed its Lipper Index for the three-year period ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderately Conservative Index, for the one- year period ended September 30, 2010, and underperformed the benchmark for the three- and five- year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance. The Board noted the hiring of Wilshire Associates by the Adviser as an independent consultant to provide research and consulting services with respect to the allocation targets and investments in Underlying Portfolios. The Board noted the Portfolio’s improved more recent performance. The Board concluded that the Portfolio’s performance is satisfactory.

20

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Defensive Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group and above the median of the Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group and the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board noted that the Adviser is contractually obligated to waive fees and/or reimburse expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

21

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Defensive Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios. The Board concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the MetLife Growth Strategy Portfolio returned 15.77% and 15.49%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderately Aggressive Index1, returned 16.58%.

Market Environment/Conditions

Overall, it was a good year for investors as most capital markets produced positive returns; however volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Mid Cap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., growth style stocks outperformed value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

Portfolio Review/Current Positioning

The Portfolio continued its strategy of investing in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to meet its broad asset allocation goal of 85% to equities and 15% to bonds, although a modest increase in the goal for foreign stocks was initiated during the year. For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, and lower credit bonds did better than Treasuries. On an absolute basis, having exposure to these asset classes helped performance. Relative to its Dow Jones benchmark, the Portfolio was helped slightly by exposure to high yield bonds (which is not part of the Dow Jones Index), but hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. On a cumulative basis, the impact of the Portfolio’s asset allocation weightings was fairly neutral, while the overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance. A modest tilt toward growth style stocks also helped performance.

Among the Portfolio’s underlying equity portfolios, two foreign portfolios and a sector portfolio were the biggest contributors to relative performance during 2010. The Harris Oakmark International Portfolio benefited from its position in strong performing Japan; while this position was only at market weight, it was higher than most other active managers who continue to eschew the country. German automaker Bayerische Motoren Werke AG (BMW), Swiss luxury goods icon Compagnie Financiere Richemont (Cartier and Montblanc), and French advertising giant Publicis Groupe were among the biggest contributors to performance. The MFS® Research International Portfolio, which relies on the best ideas from its research analysts, usually maintains a neutral sector position and focuses on bottom up security selection. Among its best stocks for the year were UK industrial manufacturer Tomkins and mining companies Iluka Resources (Australia) and Teck Corporation (Canada). The Van Eck Global Natural Resources Portfolio had the wind at its back as it benefited from strength in the Energy and Materials sectors. It also had very good stock selection: Newfield Exploration in Energy and Red Back Mining in metals were among the biggest contributors.

Another contributor was the Legg Mason ClearBridge Aggressive Growth Portfolio; it was helped by its growth style and strong stock selection in Health Care: they held large positions in strong performing Genzyme and Biogen Idec. In addition, the inclusion of two “out-of-index” foreign equity funds—the MFS® Emerging Markets Equity Portfolio and the Met/Dimensional International Small Company Portfolio—both added to relative performance as these two segments significantly outperformed the returns of stocks of large companies from developed nations.

Although all underlying equity portfolios in the Portfolio had positive returns for the year, several portfolios underperformed the broad indices and impacted relative performance. Consistent with the capital markets, portfolios with a focus on large companies with value characteristics lagged the overall market. Most of BlackRock Large Cap Value Portfolio’s underperformance occurred in the first half of the year when weak stock selection in the Financial sector hurt performance: Bank of America, Goldman Sachs, and Regions Financial were among the largest detractors to relative performance. The MFS® Value Portfolio was hurt most by its stock selection in Energy: Total S.A (France) and EOG Resources. While an overweight in the strong

1

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MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

Energy sector should have aided performance, the Davis Venture Value Portfolio’s selection in the Energy sector hindered relative performance, including EOG Resources, Transocean (Switzerland), and China Coal Energy.

Nearly all of the underlying fixed income portfolios outperformed the broad market index. The primary driver of this performance was a higher exposure to credit-based bonds than was held in the Barclays Capital U.S. Aggregate Bond Index. Exposure to below investment grade bonds from dedicated high-yield portfolios such as the BlackRock High Yield Portfolio and the Lord Abbett Bond Debenture Portfolio, as well as opportunistic exposure in core bond portfolios, was especially helpful as high yield bonds outperformed investment grade bonds by a wide margin. The PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was a major contributor to relative performance. The PIMCO Total Return Portfolio held an overweight in credit sectors, exposure to emerging market debt, and effective tactical duration positioning. Although its target weight in the Portfolio was only 2%, the strong performing Met/Templeton International Bond Portfolio also added to relative performance due in part to higher exposure to the currency of Asian emerging market countries and an underweight to Europe.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
MFS® Research International Portfolio (Class A)	6.2
Rainier Large Cap Equity Portfolio (Class A)	6.0
Jennison Growth Portfolio (Class A)	6.0
Davis Venture Value Portfolio (Class A)	5.9
MFS® Value Portfolio (Class A)	5.9
BlackRock Large Cap Value Portfolio (Class A)	5.8
PIMCO Total Return Portfolio (Class A)	5.5
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)	4.2
Invesco Small Cap Growth Portfolio (Class A)	4.2
Harris Oakmark International Portfolio (Class A)	4.1

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MetLife Growth Strategy Portfolio

MetLife Growth Strategy Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderately Aggressive Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
MetLife Growth Strategy Portfolio—Class A	15.77%	2.41%	4.38%
Class B	15.49%	2.12%	4.19%
Dow Jones Moderately Aggressive Index[1]	16.58%	5.00%	6.88%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The Dow Jones Moderately Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 80% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.38%	$1,000.00	$1,220.80	$2.13
Hypothetical*	0.38%	1,000.00	1,023.29	1.94

Class B(a)
Actual	0.63%	$1,000.00	$1,219.30	$3.52
Hypothetical*	0.63%	1,000.00	1,022.03	3.21

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.0%
Affiliated Investment Companies - 100.0%
Artio International Stock Portfolio (Class A)(b)	22,534,499	$224,894,297
BlackRock High Yield Portfolio (Class A)(a)	8,531,531	74,224,320
BlackRock Large Cap Value Portfolio (Class A)(b)	42,825,239	438,102,193
Clarion Global Real Estate Portfolio (Class A)(a)	21,997,781	225,037,301
Davis Venture Value Portfolio (Class A)(b)	14,226,164	444,567,639
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	12,000,193	153,842,472
Harris Oakmark International Portfolio (Class A)(a)	22,289,657	307,151,470
Invesco Small Cap Growth Portfolio (Class A)(a)	22,311,085	316,594,298
Janus Forty Portfolio (Class A)(a)	3,150,025	220,092,216
Jennison Growth Portfolio (Class A)(b)	37,114,282	449,453,960
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)(a)	42,351,956	319,757,266
Lord Abbett Bond Debenture Portfolio (Class A)(a)	5,668,775	73,580,703
Lord Abbett Growth and Income Portfolio (Class A)(a)	13,578,781	298,733,180
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	886,184	149,942,410
Met/Dimensional International Small Company Portfolio (Class A)(b)	14,378,603	239,835,098
Met/Eaton Vance Floating Rate Portfolio (Class A)(a)	6,969,113	72,060,625
Met/Templeton International Bond Portfolio (Class A)(a)	11,785,785	146,615,166
MFS® Emerging Markets Equity Portfolio (Class A)(a)	13,612,637	158,451,090
MFS® Research International Portfolio (Class A)(a)	45,169,160	464,338,965
MFS® Value Portfolio (Class A)(b)	35,960,991	442,679,802
Neuberger Berman Genesis Portfolio (Class A)(b)	13,624,149	156,268,987
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	24,646,804	281,712,972
PIMCO Total Return Portfolio (Class A)(a)	33,507,987	417,844,595
Rainier Large Cap Equity Portfolio (Class A)(a)	55,944,197	454,266,881

Security Description	Shares	Value

Affiliated Investment Companies - continued
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	15,973,247	$158,135,142
Third Avenue Small Cap Value Portfolio (Class A)(a)	15,444,736	232,288,833
Turner Mid Cap Growth Portfolio (Class A)(a)	11,675,362	160,652,984
Van Eck Global Natural Resources Portfolio (Class A)(b)	9,417,244	170,075,427
Van Kampen Comstock Portfolio (Class A)(a)	31,376,675	299,647,243

Total Mutual Funds (Cost $6,667,815,261)		7,550,847,535

Total Investments - 100.0% (Cost $6,667,815,261#)		7,550,847,535

Other Assets And Liabilities (net) - 0.0%		(1,963,386)

Net Assets - 100.0%		$7,548,884,149

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $6,941,223,855. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $958,945,477 and $349,321,797, respectively, resulting in a net unrealized appreciation of $609,623,680.
(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

See accompanying notes to financial statements.

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MetLife Growth Strategy Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$7,550,847,535	$—	$—	$7,550,847,535
Total Investments	$7,550,847,535	$—	$—	$7,550,847,535

See accompanying notes to financial statements.

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MetLife Growth Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$7,550,847,535
Receivable for investments sold	275,482
Receivable for shares sold	1,082,640

Total assets	7,552,205,657

Liabilities
Due to Adviser	1,223
Payables for:
Shares redeemed	1,358,123
Accrued Expenses:
Management fees	347,702
Distribution and service fees - Class B	1,578,683
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	16,302
Other expenses	15,408

Total liabilities	3,321,508

Net Assets	$7,548,884,149

Net Assets Represented by
Paid in surplus	$8,291,075,986
Accumulated net realized loss	(1,738,141,054)
Unrealized appreciation on investments	883,032,274
Undistributed net investment income	112,916,943

Net Assets	$7,548,884,149

Net Assets
Class A	$2,771,774
Class B	7,546,112,375
Capital Shares Outstanding*
Class A	262,491
Class B	718,005,192
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.56
Class B	10.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $6,667,815,261.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios	$112,652,788

Total investment income	112,652,788

Expenses
Management fees	3,846,449
Administration fees	24,000
Deferred expense reimbursement	14,673
Custodian and accounting fees	24,975
Distribution and service fees - Class B	17,350,885
Audit and tax services	16,113
Legal	37,970
Trustees’ fees and expenses	24,650
Miscellaneous	14,490

Net expenses	21,354,205

Net investment income	91,298,583

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(171,475,923)
Capital gain distributions from Underlying Portfolios	26,837,304

Net realized loss on investments and capital gain distributions from Underlying Portfolios	(144,638,619)

Net change in unrealized appreciation on investments	1,064,817,436

Net realized and unrealized gain on investments	920,178,817

Net Increase in Net Assets from Operations	$1,011,477,400

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase in Net Assets:
Operations
Net investment income	$91,298,583	$113,899,043
Net realized loss on investments and capital gain distributions from Underlying Portfolios	(144,638,619)	(1,473,627,924)
Net change in unrealized appreciation on investments	1,064,817,436	2,994,558,933

Net increase in net assets resulting from operations	1,011,477,400	1,634,830,052

Distributions to Shareholders
From net investment income
Class A	(47,063)	—
Class B	(118,844,419)	—
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(118,891,482)	—

Net decrease in net assets from capital share transactions	(261,617,477)	(99,935,745)

Net Increase in Net Assets	630,968,441	1,534,894,307
Net assets at beginning of period	6,917,915,708	5,383,021,401

Net assets at end of period	$7,548,884,149	$6,917,915,708

Undistributed net investment income at end of period	$112,916,943	$118,880,409

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	17,028	$159,756	110,557	$828,450
Reinvestments	4,802	47,063	—	—
Redemption	(67,928)	(617,942)	(136,464)	(1,126,387)

Net decrease	(46,098)	$(411,123)	(25,907)	$(297,937)

Class B
Sales	30,673,033	$294,705,075	69,593,023	$509,262,244
Reinvestments	12,151,781	118,844,419	—	—
Redemptions	(72,417,215)	(674,755,848)	(79,241,649)	(608,900,052)

Net decrease	(29,592,401)	$(261,206,354)	(9,648,626)	$(99,637,808)

Increase derived from capital shares transactions		$(261,617,477)		$(99,935,745)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.29	$7.12	$12.89	$12.89	$11.39

Income (Loss) from Investment Operations
Net Investment Income(a)	0.14	0.16	0.16	0.10	0.26
Net Realized and Unrealized Gain (Loss) on Investments	1.31	2.01	(4.77)	0.55	1.33

Total From Investment Operations	1.45	2.17	(4.61)	0.65	1.59

Less Distributions
Distributions from Net Investment Income	(0.18)	—	(0.41)	(0.19)	(0.02)
Distributions from Net Realized Capital Gains	—	—	(0.75)	(0.46)	(0.07)

Total Distributions	(0.18)	—	(1.16)	(0.65)	(0.09)

Net Asset Value, End of Period	$10.56	$9.29	$7.12	$12.89	$12.89

Total Return (%)	15.77	30.48	(37.74)	5.03	14.04

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.06	0.06	0.06	0.06	0.08 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.06	0.06	0.06	0.06	0.08
Ratio of Net Investment Income to Average Net Assets (%)(f)	1.51	2.02	1.50	0.77	2.19
Portfolio Turnover Rate (%)	13.5	39.3	23.0	15.3	19.8
Net Assets, End of Period (in millions)	$2.8	$2.9	$2.4	$3.8	$2.6

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.25	$7.11	$12.85	$12.87	$11.40

Income (Loss) from Investment Operations
Net Investment Income(a)	0.12	0.15	0.13	0.07	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.99	(4.75)	0.53	1.32

Total From Investment Operations	1.42	2.14	(4.62)	0.60	1.54

Less Distributions
Distributions from Net Investment Income	(0.16)	—	(0.37)	(0.16)	(0.00	)+
Distributions from Net Realized Capital Gains	—	—	(0.75)	(0.46)	(0.07)

Total Distributions	(0.16)	—	(1.12)	(0.62)	(0.07)

Net Asset Value, End of Period	$10.51	$9.25	$7.11	$12.85	$12.87

Total Return (%)	15.49	30.10	(37.87)	4.70	13.59

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.31	0.31	0.31	0.31	0.33	(b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.31	0.31	0.31	0.31	0.33
Ratio of Net Investment Income to Average Net Assets (%)(f)	1.31	1.92	1.28	0.50	1.81
Portfolio Turnover Rate (%)	13.5	39.3	23.0	15.3	19.8
Net Assets, End of Period (in millions)	$7,546.1	$6,915.0	$5,380.6	$8,190.5	$5,510.3

+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes the effect of deferred expense reimbursement.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Growth Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees compensation and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$3,846,449	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - On November 7, 2008, the Strategic Conservative Growth Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Conservative Growth Portfolio. The Expense Limitation Agreement with respect to the Strategic Conservative Growth Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Conservative Growth Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses, but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Conservative Growth Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $275,495 from the Strategic Conservative Growth Portfolio. Such amount was a contractual obligation of the Strategic Conservative Growth Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Conservative Growth Portfolio. Any reimbursement of the Adviser owed by the Strategic Conservative Growth Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Conservative Growth Portfolio paid by the Adviser expires on December 31, 2013.

As of December 31, 2010, there were no expenses deferred in 2010 and $14,673 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2006, which were recovered during the years ended December 31, 2009 and 2010 was $14,673 in each of those years. As of December 31, 2010, there was $246,149 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Expenses Deferred in
2006	2007	2008	2009	2010

Subject to repayment until December 31,
2011	2012	2013	2014	2015

$7,319	$126,028	$112,802	$—	$—

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$929,394,675	$—	$1,191,610,926

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

Artio International Stock	21,675,025	2,382,813	(1,523,339)	22,534,499

BlackRock High Yield	8,431,189	1,090,183	(989,841)	8,531,531

BlackRock Large Cap Value	44,039,009	2,180,720	(3,394,490)	42,825,239

Clarion Global Real Estate	21,645,738	2,910,481	(2,558,438)	21,997,781

Davis Venture Value	19,878,910	520,806	(6,173,552)	14,226,164

Goldman Sachs Mid Cap Value*	13,719,228	400,213	(2,119,248)	12,000,193

Harris Oakmark International	22,859,912	927,426	(1,497,681)	22,289,657

Invesco Small Cap Growth	25,095,942	408,479	(3,193,336)	22,311,085

Janus Forty	3,228,388	154,761	(233,124)	3,150,025

Jennison Growth	45,312,955	1,451,505	(9,650,178)	37,114,282

Legg Mason ClearBridge Aggressive Growth*	47,456,575	573,789	(5,678,408)	42,351,956

Loomis Sayles Global Markets	13,882,751	622,954	(14,505,705)	—

Lord Abbett Bond Debenture	5,487,616	762,406	(581,247)	5,668,775

Lord Abbett Growth and Income	14,464,086	595,453	(1,480,758)	13,578,781

Met/Artisan Mid Cap Value	961,504	16,329	(91,649)	886,184

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Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

Met/Dimensional International Small Company*	9,100,336	6,173,459	(895,192)	14,378,603

Met/Eaton Vance Floating Rate		7,399,868	(430,755)	6,969,113

Met/Templeton International Bond	12,005,122	624,948	(844,285)	11,785,785

MFS® Emerging Markets Equity	14,732,563	407,542	(1,527,468)	13,612,637

MFS® Research International	28,922,807	19,673,333	(3,426,980)	45,169,160

MFS® Value	37,082,527	1,513,498	(2,635,034)	35,960,991

Neuberger Berman Genesis	—	14,333,608	(709,459)	13,624,149

PIMCO Inflation Protected Bond	23,273,936	4,269,423	(2,896,555)	24,646,804

PIMCO Total Return	27,022,106	10,632,042	(4,146,161)	33,507,987

Rainier Large Cap Equity*	58,703,915	2,495,850	(5,255,568)	55,944,197

T.Rowe Price Mid Cap Growth	18,380,188	216,119	(2,623,060)	15,973,247

Third Avenue Small Cap Value	27,649,460	877,753	(13,082,477)	15,444,736

Turner Mid Cap Growth*	13,581,460	372,476	(2,278,574)	11,675,362

Van Eck Global Natural Resources	9,447,834	1,051,793	(1,082,383)	9,417,244

Van Kampen Comstock	32,767,434	1,021,150	(2,411,909)	31,376,675

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2010. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

Artio International Stock	$(6,536,063)	$—	$3,200,656	$224,894,297

BlackRock High Yield	1,868,516	—	4,591,147	74,224,320

BlackRock Large Cap Value	5,309,964	—	4,379,906	438,102,193

Clarion Global Real Estate	(20,685,433)	—	18,146,875	225,037,301

Davis Venture Value	(18,882,581)	—	5,573,274	444,567,639

Goldman Sachs Mid Cap Value	(3,991,536)	—	1,774,825	153,842,472

Harris Oakmark International	(10,680,470)	—	5,822,339	307,151,470

Invesco Small Cap Growth	(2,647,933)	—	—	316,594,298

Janus Forty	2,747,690	—	3,612,523	220,092,216

Jennison Growth	(14,575,880)	—	2,929,885	449,453,960

Legg Mason ClearBridge Aggressive Growth	(10,889,256)	—	182,854	319,757,266

Loomis Sayles Global Markets	(3,647,950)	—	4,825,829	—

Lord Abbett Bond Debenture	(34,808)	—	4,366,014	73,580,703

Lord Abbett Growth and Income	(13,991,644)	—	3,472,035	298,733,180

Met/Artisan Mid Cap Value	(7,863,717)	—	1,064,044	149,942,410

Met/Dimensional International Small Company	3,422,461	7,506,147	2,277,664	239,835,098

Met/Eaton Vance Floating Rate	(27,766)	—	—	72,060,625

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Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

Met/Templeton International Bond	$1,391,036	$47,857	$1,016,376	$146,615,166

MFS® Emerging Markets Equity	(3,788,284)	—	1,736,746	158,451,090

MFS® Research International	(19,404,936)	—	5,186,402	464,338,965

MFS® Value	5,611,352	—	5,948,836	442,679,802

Neuberger Berman Genesis	(535,087)	—	—	156,268,987

PIMCO Inflation Protected Bond	2,728,010	7,176,040	6,861,901	281,712,972

PIMCO Total Return	2,961,924	1,831,645	12,682,888	417,844,595

Rainier Large Cap Equity	(12,847,945)	—	2,689,611	454,266,881

T.Rowe Price Mid Cap Growth	(1,241,324)	—	—	158,135,142

Third Avenue Small Cap Value	(39,406,339)	—	4,936,484	232,288,833

Turner Mid Cap Growth	(2,951,959)	—	—	160,652,984

Van Eck Global Natural Resources	4,753,975	10,275,615	701,659	170,075,427

Van Kampen Comstock	(7,639,940)	—	4,672,015	299,647,243

	$(171,475,923)	$26,837,304	$112,652,788	$7,550,847,535

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$118,891,482	$—	$—	$—	$118,891,482	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$112,933,245	$—	$609,623,680	$(1,464,732,460)	$(742,175,535)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2015	Expiring 12/31/2017	Expiring 12/31/2018	Total

$841,458	$1,337,264,129	$126,626,873	$1,464,732,460

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from

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Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Growth Strategy Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Growth Strategy Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Growth Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Growth Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Growth Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

20

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Growth Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three- year periods ended June 30, 2010, and was in line with the median of its Performance Universe for the five- year period ended June 30, 2010. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five- year periods ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderately Aggressive Index, for the one-, three- and five- year periods ended September 30, 2010. The Board noted the hiring of Wilshire Associates by the Adviser as an independent consultant to provide research and consulting services with respect to the allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

21

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Growth Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were at the median of its Expense Group and below the median of its Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

22

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Growth Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios. The Board concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

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Met Investors Series Trust MetLife Moderate Strategy Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the MetLife Moderate Strategy Portfolio returned 12.66% and 12.40%, respectively. The Portfolio’s primary benchmark, the Dow Jones Moderate Index1, returned 13.84%.

Market Environment/Conditions

Overall, it was a good year for investors as most capital markets produced positive returns; however volatility and uncertainty remain. The markets faced many challenges throughout the year including persistently high unemployment in the U.S., the European debt crisis, and weak credit expansion. The year ended on a strong note with consumer confidence increasing and global markets stabilizing through clear policy implementation.

The Barclays Capital U.S. Aggregate Bond Index returned 6.5% during 2010, the fourth consecutive calendar year in which this index returned between 5% and 7%. A lower coupon return was augmented by a rise in price as yields decreased across the maturity spectrum. The yield spread between Treasury securities and credit-based bonds narrowed as confidence among investors in borrowers’ ability to repay their loans improved. As would be expected in this type of environment, longer maturity bonds outperformed shorter maturity bonds and lower credit bonds did better than higher quality bonds. Foreign bonds were also positive for the year, although there was a large dispersion in the total return among individual countries.

Common stocks produced a second straight strong year as measured by a 15.1% return in the Standard & Poor’s 500 Index. Small and mid cap stocks did better than their large cap brethren as measured by the 26.9% and 25.5% return of the Russell 2000 Index and the Russell Mid Cap Index, respectively. Growth style stocks did slightly better than value style stocks. Among the major sectors, economic sensitive sectors such as Consumer Discretionary, Industrials, and Materials produced the best returns, while Utilities and Health Care produced more tepid returns.

Foreign stocks returned 7.8% as measured by the MSCI EAFE Index, helped modestly by a weaker dollar. Consistent with the U.S., growth style stocks outperformed value style stocks and smaller capitalization stocks did better than larger company stocks. Emerging market equities outperformed developed country equities. Among developed countries, Japan and Pacific countries such as Australia significantly outperformed European stocks due in part to the debt problems of the so called PIIGS (Portugal, Italy, Ireland, Greece, and Spain).

Portfolio Review/Current Positioning

The Portfolio continued its strategy of investing in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to meet its broad asset allocation goal of 50% to fixed income and 50% to equities, although a modest increase in the goal for foreign stocks was initiated during the year. For the second straight year, investors were rewarded for taking on risk as stocks did better than bonds, small cap stocks did better than large cap stocks, and lower credit bonds did better than Treasuries. On an absolute basis, having exposure to these asset classes helped performance. Relative to its Dow Jones benchmark, the Portfolio was helped by exposure to high yield bonds (which is not part of the Dow Jones Index), but hurt by a lower percentage held in smaller cap stocks and emerging market foreign equities than is held in the Index. On a cumulative basis, the impact of the Portfolio’s asset allocation weightings was fairly neutral, while the overall security selection of the underlying portfolios (which included sector and style decisions) contributed positively to relative performance.

Among the Portfolio’s underlying equity portfolios, two foreign portfolios and a sector portfolio were the biggest contributors to relative performance during 2010. The Harris Oakmark International Portfolio benefited from its position in strong performing Japan; while this position was only at market weight, it was higher than most other active managers who continue to eschew the country. German automaker Bayerische Motoren Werke AG (BMW), Swiss luxury goods icon Compagnie Financiere Richemont (Cartier and Montblanc), and French advertising giant Publicis Groupe were among the biggest contributors to performance. The MFS® Research International Portfolio, which relies on the best ideas from its research analysts, usually maintains a neutral sector position and focuses on bottom up security selection. Among its best stocks for the year were UK industrial manufacturer Tomkins and mining companies Iluka Resources (Australia) and Teck Corporation (Canada). The Van Eck Global Natural Resources Portfolio had the wind at its back as it benefited from strength in the Energy and Materials sectors. It also had very good stock selection: Newfield Exploration in Energy and Red Back Mining in metals were among the biggest contributors. In addition, the inclusion of two “out-of-index” foreign equity funds—the MFS® Emerging Markets Equity Portfolio and the Met/Dimensional International Small Company Portfolio—both added to relative performance as these two segments significantly outperformed the returns of stocks of large companies from developed nations.

Although all underlying equity portfolios in the Portfolio had positive returns for the year, several portfolios underperformed the broad indices and impacted relative performance. Consistent with the capital markets, portfolios with a focus on large companies with value characteristics lagged the overall market. Most of BlackRock Large Cap Value Portfolio’s underperformance occurred in the first half of the year when weak stock selection in the Financial sector hurt performance: Bank of America, Goldman Sachs, and Regions Financial were among the largest detractors to relative performance. The MFS® Value Portfolio was hurt most by its stock selection in Energy: Total S.A (France) and EOG Resources. While an overweight in the strong Energy sector should have aided performance, the Davis Venture Value Portfolio’s selection in the Energy sector hindered relative performance, including EOG Resources, Transocean (Switzerland), and China Coal Energy.

Nearly all of the underlying fixed income portfolios outperformed the broad market index. The primary driver of this performance was a

1

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

higher exposure to credit-based bonds than was held in the Barclays Capital U.S. Aggregate Bond Index. Exposure to below investment grade bonds from dedicated high-yield portfolios such as the BlackRock High Yield Portfolio and the Lord Abbett Bond Debenture Portfolio, as well as opportunistic exposure in core bond portfolios, was especially helpful as high yield bonds outperformed investment grade bonds by a wide margin. The PIMCO Total Return Portfolio—a core bond fund and the single largest holding in the Portfolio—was a major contributor to relative performance. The PIMCO Total Return Portfolio held an overweight in credit sectors, exposure to emerging market debt, and effective tactical duration positioning. Although its target weight in the Portfolio was only 2%, the strong performing Met/Templeton International Bond Portfolio also added to relative performance due in part to higher exposure to the currency of Asian emerging market countries and an underweight to Europe.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as of December 31, 2010 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	22.3
Western Asset Management U.S. Government Portfolio (Class A)	7.7
Davis Venture Value Portfolio (Class A)	5.0
MFS® Value Portfolio (Class A)	5.0
BlackRock Large Cap Value Portfolio (Class A)	5.0
PIMCO Inflation Protected Bond Portfolio (Class A)	4.9
MFS® Research International Portfolio (Class A)	4.2
Jennison Growth Portfolio (Class A)	4.1
Lord Abbett Bond Debenture Portfolio (Class A)	4.1
BlackRock Bond Income Portfolio (Class A)	3.9

2

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

MetLife Moderate Strategy Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return (for the year ended 12/31/10)[2]
	1 Year	5 Year	Since Inception[3]
MetLife Moderate Strategy Portfolio—Class A	12.66%	4.36%	5.28%
Class B	12.40%	4.07%	4.67%
Dow Jones Moderate Index[1]	13.84%	5.09%	6.31%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1The Dow Jones Moderate Index is a benchmark designed for asset allocation strategists who are willing to take 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash using a combination of various indices (both domestic and foreign) from Barclays and Dow Jones.

2”Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B shares is 11/4/04. Inception of the Class A shares is 5/2/05. Index returns are based on an inception date of 11/4/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MetLife Moderate Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.35%	$1,000.00	$1,131.10	$1.88
Hypothetical*	0.35%	1,000.00	1,023.44	1.79

Class B(a)
Actual	0.60%	$1,000.00	$1,129.20	$3.22
Hypothetical*	0.60%	1,000.00	1,022.18	3.06

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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MetLife Moderate Strategy Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Mutual Funds - 100.0%
Affiliated Investment Companies - 100.0%
Artio International Stock Portfolio (Class A)(b)	8,430,748	$84,138,866
BlackRock Bond Income Portfolio (Class A)(b)	1,499,619	162,468,676
BlackRock High Yield Portfolio (Class A)(a)	9,833,124	85,548,175
BlackRock Large Cap Value Portfolio (Class A)(b)	20,434,426	209,044,173
Clarion Global Real Estate Portfolio (Class A)(a)	8,446,357	86,406,227
Davis Venture Value Portfolio (Class A)(b)	6,733,921	210,435,033
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	3,423,358	43,887,449
Harris Oakmark International Portfolio (Class A)(a)	9,405,081	129,602,022
Invesco Small Cap Growth Portfolio (Class A)(a)	6,338,300	89,940,484
Jennison Growth Portfolio (Class A)(b)	14,167,165	171,564,365
Lazard Mid Cap Portfolio (Class A)(a)	3,826,921	43,703,443
Lord Abbett Bond Debenture Portfolio (Class A)(a)	13,126,966	170,388,019
Lord Abbett Growth and Income Portfolio (Class A)(a)	3,890,311	85,586,847
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	248,807	42,098,096
Met/Dimensional International Small Company Portfolio (Class A)(b)	2,690,853	44,883,422
Met/Eaton Vance Floating Rate Portfolio (Class A)(a)	7,973,217	82,443,064
Met/Templeton International Bond Portfolio (Class A)(a)	6,684,336	83,153,146
MFS® Emerging Markets Equity Portfolio (Class A)(a)	3,913,966	45,558,565
MFS® Research International Portfolio (Class A)(a)	17,136,223	176,160,373
MFS® Value Portfolio (Class A)(b)	17,013,997	209,442,304
Neuberger Berman Genesis Portfolio (Class A)(b)	3,840,364	44,048,975
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	18,043,404	206,236,112
PIMCO Total Return Portfolio (Class A)(a)	75,328,155	939,342,090
Rainier Large Cap Equity Portfolio (Class A)(a)	15,960,238	129,597,129

Security Description	Shares	Value

Affiliated Investment Companies - continued
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	4,506,454	$44,613,896
Third Avenue Small Cap Value Portfolio (Class A)(a)	5,941,865	89,365,643
Van Eck Global Natural Resources Portfolio (Class A)(b)	2,711,432	48,968,467
Van Kampen Comstock Portfolio (Class A)(a)	13,288,534	126,905,504
Western Asset Management U.S. Government Portfolio (Class A)(b)	26,505,951	322,577,427

Total Mutual Funds (Cost $3,703,388,363)		4,208,107,992

Total Investments - 100.0% (Cost $3,703,388,363#)		4,208,107,992

Other Assets And Liabilities (net) - 0.0%		(1,119,173)

Net Assets - 100.0%		$4,206,988,819

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $3,804,945,496. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $505,365,046 and $102,202,550, respectively, resulting in a net unrealized appreciation of $403,162,496.
(a)	A Portfolio of Met Investors Series Trust.
(b)	A Portfolio of Metropolitan Series Fund, Inc.

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MetLife Moderate Strategy Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—	unadjusted quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—	significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,208,107,992	$—	$—	$4,208,107,992
Total Investments	$4,208,107,992	$—	$—	$4,208,107,992

See accompanying notes to financial statements.

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MetLife Moderate Strategy Portfolio

Statement of Assets And Liabilities

December 31, 2010

Assets
Investments at value (a)	$4,208,107,992
Receivable for shares sold	3,134,303

Total assets	4,211,242,295

Liabilities
Payables for:
Investments purchased	2,629,819
Shares redeemed	504,484
Accrued Expenses:
Management fees	207,003
Distribution and service fees - Class B	875,530
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	16,302
Other expenses	16,271

Total liabilities	4,253,476

Net Assets	$4,206,988,819

Net Assets Represented by
Paid in surplus	$3,976,287,494
Accumulated net realized loss	(356,510,925)
Unrealized appreciation on investments	504,719,629
Undistributed net investment income	82,492,621

Net Assets	$4,206,988,819

Net Assets
Class A	$1,146,013
Class B	4,205,842,806
Capital Shares Outstanding*
Class A	107,126
Class B	394,592,372
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.70
Class B	10.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,703,388,363.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends from Underlying Portfolios	$84,097,628

Total investment income	84,097,628

Expenses
Management fees	2,140,203
Administration fees	24,000
Custodian and accounting fees	24,975
Distribution and service fees - Class B	8,823,251
Audit and tax services	21,271
Legal	43,058
Trustees’ fees and expenses	24,650
Miscellaneous	9,391

Net expenses	11,110,799

Net investment income	72,986,829

Net Realized and Unrealized Gain on Investments
Net realized gain on:
Investments	3,047,301
Capital gain distributions from Underlying Portfolios	14,082,519

Net realized gain on investments and capital gain distributions from Underlying Portfolios	17,129,820

Net change in unrealized appreciation on investments	337,891,962

Net realized and unrealized gain on investments	355,021,782

Net Increase in Net Assets from Operations	$428,008,611

See accompanying notes to financial statements.

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MetLife Moderate Strategy Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase in Net Assets:
Operations
Net investment income	$72,986,829	$78,239,344
Net realized gain (loss) on investments and capital gain distributions on Underlying Portfolios	17,129,820	(326,989,861)
Net change in unrealized appreciation on investments	337,891,962	828,550,004

Net increase in net assets resulting from operations	428,008,611	579,799,487

Distributions to Shareholders
From net investment income
Class A	(31,438)	(38,184)
Class B	(87,462,960)	(76,842,486)
From net realized gains
Class A	—	(26,840)
Class B	—	(57,923,961)

Net decrease in net assets resulting from distributions	(87,494,398)	(134,831,471)

Net increase in net assets from capital share transactions	811,129,884	694,329,585

Net Increase in Net Assets	1,151,644,097	1,139,297,601
Net assets at beginning of period	3,055,344,722	1,916,047,121

Net assets at end of period	$4,206,988,819	$3,055,344,722

Undistributed net investment income at end of period	$82,492,621	$87,485,259

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	9,068	$89,786	17,419	$145,124
Reinvestments	3,119	31,438	8,379	65,024
Redemption	(17,967)	(172,971)	(23,043)	(210,127)

Net increase (decrease)	(5,780)	$(51,747)	2,755	$21

Class B
Sales	104,514,299	$1,046,235,770	95,887,374	$823,714,473
Reinvestments	8,694,131	87,462,960	17,389,219	134,766,447
Redemptions	(32,560,146)	(322,517,099)	(31,117,395)	(264,151,356)

Net increase	80,648,284	$811,181,631	82,159,198	$694,329,564

Increase derived from capital shares transactions		$811,129,884		$694,329,585

See accompanying notes to financial statements.

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MetLife Moderate Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.76	$8.29	$11.73	$11.58	$10.57

Income (Loss) from Investment Operations
Net Investment Income(a)	0.25	0.33	0.27	0.20	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.97	1.70	(3.22)	0.54	0.93

Total From Investment Operations	1.22	2.03	(2.95)	0.74	1.12

Less Distributions
Distributions from Net Investment Income	(0.28)	(0.33)	(0.21)	(0.27)	(0.02)
Distributions from Net Realized Capital Gains	—	(0.23)	(0.28)	(0.32)	(0.09)

Total Distributions	(0.28)	(0.56)	(0.49)	(0.59)	(0.11)

Net Asset Value, End of Period	$10.70	$9.76	$8.29	$11.73	$11.58

Total Return (%)	12.66	26.35	(26.19)	6.49	10.62

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.06	0.07	0.07	0.07	0.09 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)	0.06	0.07	0.07	0.07	0.09
Ratio of Net Investment Income to Average Net Assets (%)(f)	2.50	3.82	2.74	1.73	1.76
Portfolio Turnover Rate (%)	15.5	28.4	21.6	18.1	22.2
Net Assets, End of Period (in millions)	$1.1	$1.1	$0.9	$0.9	$0.9
	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.73	$8.26	$11.70	$11.56	$10.57

Income (Loss) from Investment Operations
Net Investment Income(a)	0.21	0.28	0.25	0.16	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.98	1.73	(3.23)	0.55	0.78

Total From Investment Operations	1.19	2.01	(2.98)	0.71	1.08

Less Distributions
Distributions from Net Investment Income	(0.26)	(0.31)	(0.18)	(0.25)	(0.00)+
Distributions from Net Realized Capital Gains	—	(0.23)	(0.28)	(0.32)	(0.09)

Total Distributions	(0.26)	(0.54)	(0.46)	(0.57)	(0.09)

Net Asset Value, End of Period	$10.66	$9.73	$8.26	$11.70	$11.56

Total Return (%)	12.40	26.09	(26.42)	6.21	10.23

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(c)	0.31	0.32	0.32	0.32	0.35 (b)
Ratio of Net Expenses to Average Net Assets (%)(d)(e)	0.31	0.32	0.32	0.32	0.35
Ratio of Net Investment Income to Average Net Assets (%)(f)	2.07	3.26	2.45	1.40	2.70
Portfolio Turnover Rate (%)	15.5	28.4	21.6	18.1	22.2
Net Assets, End of Period (in millions)	$4,205.8	$3,054.2	$1,915.1	$2,251.9	$1,680.4

+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes the effect of deferred expense reimbursement.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Moderate Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

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MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$2,140,203	0.10%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.05%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,356,811,267	$—	$545,802,711

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2010 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010

Artio International Stock	6,530,706	2,040,131	(140,089)	8,430,748

BlackRock Bond Income	559,347	979,549	(39,277)	1,499,619

BlackRock High Yield	7,632,331	2,538,721	(337,928)	9,833,124

BlackRock Large Cap Value	19,899,459	5,048,614	(4,513,647)	20,434,426

Clarion Global Real Estate	6,524,041	2,416,425	(494,109)	8,446,357

Davis Venture Value	6,736,596	1,522,223	(1,524,898)	6,733,921

Goldman Sachs Mid Cap Value	6,196,219	1,003,132	(3,775,993)	3,423,358

Harris Oakmark International	5,166,431	4,365,838	(127,188)	9,405,081

Invesco Small Cap Growth	2,836,004	3,569,332	(67,036)	6,338,300

Jennison Growth	8,773,628	5,522,703	(129,166)	14,167,165

Lazard Mid Cap	3,359,352	769,449	(301,880)	3,826,921

Loomis Sayles Global Markets	6,274,888	710,005	(6,984,893)	—

Lord Abbett Bond Debenture	12,417,313	3,486,030	(2,776,377)	13,126,966

Lord Abbett Growth and Income	4,903,580	1,030,327	(2,043,596)	3,890,311

Met/Artisan Mid Cap Value	217,144	50,002	(18,339)	248,807

Met/Dimensional International Small Company	2,058,699	708,586	(76,432)	2,690,853

Met/Eaton Vance Floating Rate	—	8,032,221	(59,004)	7,973,217

Met/Templeton International Bond	5,434,261	1,316,555	(66,480)	6,684,336

MFS® Emerging Markets Equity	3,328,425	774,049	(188,508)	3,913,966

MFS® Research International	6,536,717	10,840,433	(240,927)	17,136,223

MFS® Value	16,759,886	3,901,976	(3,647,865)	17,013,997

Neuberger Berman Genesis	—	3,871,330	(30,966)	3,840,364

PIMCO Inflation Protected Bond	15,804,641	4,446,577	(2,207,814)	18,043,404

PIMCO Total Return	51,389,120	25,451,988	(1,512,953)	75,328,155

Rainier Large Cap Equity	13,266,859	3,610,211	(916,832)	15,960,238

T.Rowe Price Mid Cap Growth	4,151,602	881,747	(526,895)	4,506,454

Third Avenue Small Cap Value	7,499,333	1,622,227	(3,179,695)	5,941,865

Turner Mid Cap Growth	3,066,321	201,191	(3,267,512)	—

Van Eck Global Natural Resources	2,132,773	778,480	(199,821)	2,711,432

Van Kampen Comstock	14,808,171	3,113,087	(4,632,724)	13,288,534

Western Asset Management U.S. Government	19,662,026	7,422,373	(578,448)	26,505,951

12

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2010

Artio International Stock	$(628,772)	$—	$1,037,798	$84,138,866

BlackRock Bond Income	405,558	—	2,601,573	162,468,676

BlackRock High Yield	(94,057)	—	4,469,972	85,548,175

BlackRock Large Cap Value	10,831,714	—	2,127,654	209,044,173

Clarion Global Real Estate	(4,113,506)	—	5,877,073	86,406,227

Davis Venture Value	(8,453,918)	—	2,031,523	210,435,033

Goldman Sachs Mid Cap Value	(5,388,604)	—	860,956	43,887,449

Harris Oakmark International	(973,942)	—	1,415,336	129,602,022

Invesco Small Cap Growth	152,213	—	—	89,940,484

Jennison Growth	(291,109)	—	609,901	171,564,365

Lazard Mid Cap	(133,368)	—	369,684	43,703,443

Loomis Sayles Global Markets	9,313,734	—	2,344,544	—

Lord Abbett Bond Debenture	(815,113)	—	10,627,461	170,388,019

Lord Abbett Growth and Income	(3,875,125)	—	1,264,649	85,586,847

Met/Artisan Mid Cap Value	660,381	—	258,523	42,098,096

Met/Dimensional International Small Company	315,433	1,825,115	553,812	44,883,422

Met/Eaton Vance Floating Rate	(6,512)	—	—	82,443,064

Met/Templeton International Bond	100,662	23,273	494,262	83,153,146

MFS® Emerging Markets Equity	798,637	—	421,998	45,558,565

MFS® Research International	(1,132,877)	—	1,261,727	176,160,373

MFS® Value	10,531,760	—	2,891,420	209,442,304

Neuberger Berman Genesis	(29,944)	—	—	44,048,975

PIMCO Inflation Protected Bond	1,749,753	5,246,857	5,017,171	206,236,112

PIMCO Total Return	1,558,802	3,747,169	25,946,575	939,342,090

Rainier Large Cap Equity	(1,975,993)	—	652,918	129,597,129

T.Rowe Price Mid Cap Growth	86,461	—	—	44,613,896

Third Avenue Small Cap Value	(7,453,524)	—	1,437,585	89,365,643

Turner Mid Cap Growth	10,232,524	—	—	—

Van Eck Global Natural Resources	963,520	2,493,417	170,260	48,968,467

Van Kampen Comstock	(9,261,827)	—	2,270,380	126,905,504

Western Asset Management U.S. Government	(25,660)	746,688	7,082,873	322,577,427

	$3,047,301	$14,082,519	$84,097,628	$4,208,107,992

13

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$87,494,398	$76,898,871	$—	$57,932,600	$87,494,398	$134,831,471

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$82,508,924	$—	$403,162,493	$(254,953,790)	$230,717,627

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$254,953,790	$254,953,790

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

14

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Moderate Strategy Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Moderate Strategy Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

15

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Moderate Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Moderate Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Moderate Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

19

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Moderate Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five- year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one- year period ended September 30, 2010, and underperformed its benchmark for the three- and five- year periods ended September 30, 2010. The Board noted the hiring of Wilshire Associates by the Adviser as an independent consultant to provide research and consulting services with respect to the allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a

20

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Moderate Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and above the Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

21

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Moderate Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios. The Board concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Met Investors Series Trust MFS® Emerging Markets Equity Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the MFS® Emerging Markets Equity Portfolio returned 24.00% and 23.65%, respectively. The Portfolio’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index1, returned 18.88%.

Market Environment/Conditions

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that began in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the spring and summer months of 2010, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve (the Fed) led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some parties; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations in to year end.

Portfolio Review/Current Positioning

Stock selection in the Technology sector was a primary contributor to performance relative to the MSCI Emerging Markets Index. The Portfolio’s overweight in Smartphone maker HTC (Taiwan) was a top contributor as the company’s stock price appreciated significantly over the reporting period.

The Portfolio’s stock selection and overweight position in the strong-performing Retailing sector was another positive factor for relative returns. Household product retailer Lewis Group (South Africa) and export trading company Li & Fung (Hong Kong) contributed relative results.

Stock selection in the Utilities & Communications and Financial Services sectors also boosted relative performance. In the Utilities & Communications sector, telecommunications services provider PT XL Axiata (Indonesia) was among the Portfolio’s top contributors. In the Financial Services sector, our timing of ownership in shares of life insurance company China Life Insurance (China), and not holding poor-performing banking firm Industrial & Commercial Bank of China (China), were the principal positive factors.

Stocks in other sectors that contributed to relative results included over-the-counter pharmaceutical and personal care products maker Genomma Lab Internacional (Mexico), investment and management company First Pacific Company (Hong Kong), oil and natural gas company PTT Public (Thailand), and information technology consulting firm Infosys Technologies (India).

Stock selection and underweight position in the Basic Materials sector held back relative performance. Steel products manufacturer Steel Authority of India detracted from relative results as the stock underperformed the benchmark.

The Portfolio’s underweight position and stock selection in the Industrial Goods & Services sector had negative impact on relative returns. Not owning shipbuilding and engineering company Hyundai Heavy Industries (South Korea) hurt relative performance as the stock significantly outperformed the benchmark.

Elsewhere, the Portfolio’s timing of ownership in shares of generic drug manufacturer Teva Pharmaceutical Industries (Israel), insurance company China Pacific Insurance Group (China), automobile products maker Mando (South Korea), and Taiwan Semiconductor (Taiwan) also dampened relative returns.

The Portfolio’s cash position was another detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose 18.9%, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the year our biggest change was lowering our position in the Energy sector. We specifically lowered our exposure to integrated oil space as we felt the risk-reward scenario was no longer in our favor. We also lowered our exposure to Consumer Staples as valuations in that space have become a bit stretched. Utilities & Communication also came down as a result of our lower exposure to the wireless names. Here we sold down some of our exposure in the Mediterranean and Eastern Europe. Our largest increase was in the Retailing sector where we bumped up our exposure to South African specialty stores. Our Leisure weighting also increased as we purchased gaming company Sands China out of Hong Kong.

The Portfolio is positioned to take advantage of the rising middle class and increase in discretionary spending taking place in emerging markets. We have been lowering our exposure to the larger

1

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary* (continued)

capitalization export driven names and increasing our exposure to small and mid-cap names focused on domestic demand. Today, close to 40% of our exposure is in companies with less than $10 billion in capitalization. We are overweight sectors such as Retailing, Health Care and Leisure while our largest underweights are in Energy and Basic Materials.

Jose Luis Garcia

Robert Lau

Portfolio Managers

Massachusetts Financial Services Company

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	4.2
Infosys Technologies, Ltd. (ADR)	2.5
Vale S.A. (ADR)	2.4
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2
Petroleo Brasileiro S.A. (ADR)	2.0
China Construction Bank Corp.	1.9
MTN Group, Ltd.	1.8
High Tech Computer Corp.	1.7
Turkiye Garanti Bankasi A.S.	1.6
Public Bank Berhad	1.6

Top Countries

% of Market Value of Total Investments
Brazil	15.7
South Korea	10.8
Taiwan	8.4
India	8.2
South Africa	7.9
China	6.6
Mexico	6.2
Hong Kong	6.1
Russia	5.2
Others	24.9

2

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

MFS® Emerging Markets Equity Portfolio managed by

Massachusetts Financial Services Company vs. MSCI Emerging Markets (EM) IndexSM1

	Average Annual Return[2] (for the Year ended 12/31/10)
	1 year	Since Inception[3]
MFS® Emerging Markets Equity Portfolio—Class A	24.00%	6.79%
Class B	23.65%	6.51%
MSCI Emerging Markets (EM) IndexSM1	18.88%	9.39%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share class.

1The Morgan Stanley Capital International (MSCI) Emerging Market (EM) IndexSM is an unmanaged market capitalization weighed equity index composed of companies that are representative of the market structure of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 5/1/06. Index returns are based on an inception date of 5/1/06.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	1.11%	$1,000.00	$1,287.60	$6.46
Hypothetical*	1.11%	1,000.00	1,019.56	5.70

Class B
Actual	1.36%	$1,000.00	$1,286.20	$7.84
Hypothetical*	1.36%	1,000.00	1,018.35	6.92

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 98.3%
Austria - 0.7%
Erste Group Bank AG	170,831	$8,046,192

Bermuda - 2.1%
Credicorp, Ltd.	36,445	4,333,675
Dairy Farm International Holdings, Ltd.	596,700	5,549,718
Li & Fung, Ltd.	2,498,000	14,592,657

		24,476,050

Brazil - 15.3%
Anhanguera Educacional Participacoes S.A.	317,700	7,655,422
Banco Santander Brasil S.A.	520,400	7,079,942
BM&F BOVESPA S.A.	775,700	6,136,905
Brasil Brokers Participacoes	1,368,500	7,875,201
Brasil Insurance Participacoes e Administracao S.A.*	8,300	9,900,000
CETIP	342,200	4,865,834
CIA Brasileira de Meios de Pagamento	604,340	4,897,266
CIA. Hering	360,600	5,856,700
Companhia de Bebidas das Americas (ADR)(a)	266,485	8,269,030
CPFL Energia S.A.	100,500	2,492,514
CSU Cardsystem S.A.	1,427,698	5,812,336
Diagnosticos da America S.A.	721,900	9,778,243
Duratex S.A.	280,289	3,013,882
Equatorial Energia S.A.	212,300	1,458,162
Fleury S.A.	631,300	10,135,554
Itau Unibanco Banco Multiplo S.A. (ADR)(a)	225,494	5,414,111
Kroton Educacional S.A.*	510,323	6,717,875
LPS Brasil-Consultoria de Imoveis S.A.	220,500	5,180,209
Petroleo Brasileiro S.A. (ADR)	616,728	23,336,988
Redecard S.A.	280,900	3,562,667
Totvs S.A.	35,500	3,615,038
Tractebel Energia S.A.	263,940	4,364,384
Vale S.A. (ADR)(a)	801,768	27,717,120
Vivo Participacoes S.A. (ADR)	130,499	4,252,962

		179,388,345

Canada - 0.5%
Bankers Petroleum, Ltd.*	840,655	6,423,020
Cayman Islands - 2.9%
Hengan International Group Co., Ltd.	897,500	7,735,420
Sands China, Ltd.*	7,393,200	16,321,284
Stella International Holdings, Ltd.	5,147,000	10,262,081

		34,318,785

Security Description	Shares	Value

Chile - 0.7%
Banco Santander Chile (ADR)	28,148	$2,630,994
Empresa Nacional de Telecomunicaciones S.A.	155,369	2,715,986
Enersis S.A. (ADR)	122,697	2,849,024

		8,196,004

China - 6.8%
Anhui Conch Cement Co., Ltd. - Class H	3,202,000	15,005,586
Bank of China, Ltd.	24,968,000	13,180,483
China Construction Bank Corp.(c)	24,230,060	21,784,757
China Merchants Bank Co., Ltd.	617,180	1,563,484
China Pacific Insurance (Group) Co., Ltd. - Class H	3,706,800	15,361,987
China Shenhua Energy Co., Ltd.	2,136,000	8,955,186
Maanshan Iron & Steel Co., Ltd. - Class H	7,252,000	3,829,330

		79,680,813

Colombia - 0.2%
Bancolombia S.A. (ADR)(a)	43,521	2,694,385

Czech Republic - 0.9%
Komercni Banka A.S.	42,903	10,175,455

Egypt - 0.9%
Commercial International Bank Egypt SAE (GDR)	1,231,300	10,281,355

Hong Kong - 6.3%
China Mobile, Ltd.	830,500	8,248,679
China Overseas Land & Investment, Ltd.	3,636,000	6,731,613
China Unicom, Ltd. (ADR)	724,616	10,325,778
CNOOC, Ltd.	5,761,000	13,781,139
First Pacific Co., Ltd.	18,136,800	16,329,753
Hang Lung Properties, Ltd.	1,151,000	5,352,206
Hong Kong Exchanges & Clearing, Ltd.	259,300	5,866,029
Sinotruk Hong Kong, Ltd.	7,659,000	7,821,335

		74,456,532

India - 8.5%
BEML, Ltd.	152,308	3,528,062
Dabur India, Ltd.	5,576,099	12,531,709
Housing Development Finance Corp., Ltd.	1,108,482	18,085,325
ICICI Bank, Ltd.	382,896	9,742,507
Infosys Technologies, Ltd. (ADR)	382,019	29,064,006
MOIL, Ltd.*	12,740	127,813
Reliance Industries, Ltd.	584,721	13,833,665
Steel Authority of India, Ltd.	3,179,141	12,943,553

		99,856,640

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Indonesia - 1.4%
PT Bank Negara Indonesia (Persero) Tbk	1,801,500	$774,380
PT XL Axiata Tbk*	25,861,500	15,204,158

		15,978,538

Israel - 1.7%
Nice Systems, Ltd. (ADR)*	156,160	5,449,984
Teva Pharmaceutical Industries, Ltd. (ADR)	288,810	15,055,665

		20,505,649

Japan - 0.7%
INPEX Corp.	1,345	7,873,699

Luxembourg - 0.7%
Tenaris S.A. (ADR)(a)	80,235	3,929,910
Ternium S.A. (ADR)	92,450	3,920,805

		7,850,715

Malaysia - 2.0%
Genting Berhad	1,122,900	4,069,689
Public Bank Berhad	4,571,535	19,276,105

		23,345,794

Mexico - 6.4%
Alfa S.A.B. - Class A(a)	600,090	6,019,132
America Movil S.A.B. de C.V. (ADR)	288,380	16,535,709
Bolsa Mexicana de Valores S.A. de C.V.	1,485,200	3,128,637
Compartamos S.A.B. de C.V.*	1,354,460	2,947,603
Corporacion GEO S.A.B. de C.V., Series B*(a)	994,540	3,650,206
Corporacion Moctezuma S.A.B. de C.V.	1,549,400	3,860,162
Genomma Lab Internacional S.A. - Class B*	2,526,200	6,136,154
Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR)(a)	111,320	6,284,014
Grupo Continental S.A.	1,730,262	4,934,594
Grupo Mexico S.A.B. de C.V., Series B(a)	1,428,493	5,884,106
Grupo Televisa S.A. (ADR)*(a)	219,502	5,691,687
Kimberly-Clark de Mexico, S.A.B. de C.V. - Class A	338,779	2,068,219
Mexichem S.A.B. de C.V.(a)	1,002,200	3,589,001
Urbi, Desarrollos Urbanos, S.A. de C.V.*(a)	1,936,456	4,551,476

		75,280,700

Panama - 0.3%
Copa Holdings S.A. - Class A	57,467	3,381,358

Security Description	Shares	Value

Philippines - 0.4%
Manila Water Co.	11,848,000	$5,186,225

Russia - 5.4%
Gazprom (ADR)	785,125	19,851,718
LUKOIL (ADR)	232,559	13,307,026
Magnitogorsk Iron & Steel Works (GDR)	460,400	6,698,820
Metal and Metallurgical Co. Norilsk Nickel (ADR)(a)	404,600	9,576,882
Mobile Telesystems (ADR)	295,337	6,163,683
Novolipetsk Steel (GDR)	163,200	7,784,640

		63,382,769

South Africa - 8.2%
Anglo Platinum, Ltd.*	87,709	9,239,211
Gold Fields, Ltd.	420,997	7,708,363
Lewis Group, Ltd.	810,499	10,001,398
MTN Group, Ltd.	1,006,881	20,542,599
Naspers, Ltd. - Class N	293,110	17,256,850
Shoprite Holdings, Ltd.	501,641	7,587,435
Tiger Brands, Ltd.	224,875	6,609,372
Truworths International, Ltd.	1,533,347	16,680,563

		95,625,791

South Korea - 11.2%
Hana Financial Group, Inc.	351,210	13,392,542
KT&G Corp.	143,306	8,259,882
Mando Corp.	120,260	13,816,674
POSCO	13,383	5,731,536
Samsung Electronics Co., Ltd.	58,400	48,802,945
Samsung Fire & Marine Insurance Co., Ltd.	52,088	10,322,543
Seoul Semiconductor Co., Ltd.	141,004	5,028,823
Shinsegae Co., Ltd.	32,934	17,815,532
TK Corp.*	361,342	8,478,622

		131,649,099

Taiwan - 8.8%
Acer, Inc.	4,227,108	13,055,627
Formosa Plastics Corp.	3,336,000	11,154,366
High Tech Computer Corp.	650,636	20,071,497
Hon Hai Precision Industry Co., Ltd.	3,361,224	13,524,806
Siliconware Precision Industries Co.	13,666,000	16,398,405
Taiwan Semiconductor Manufacturing Co., Ltd.	10,456,842	25,453,912
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	242,248	3,037,790

		102,696,403

Thailand - 0.5%
PTT Exploration and Production Public Co., Ltd.	1,092,700	6,071,562

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Turkey - 3.1%
BIM Birlesik Magazalar A.S.	283,386	$9,664,768
Tupras-Turkiye Petrol Rafinerileri A.S.	280,179	7,027,202
Turkiye Garanti Bankasi A.S.	3,758,945	19,113,575

		35,805,545

United Kingdom - 1.7%
Standard Chartered plc	744,403	$20,164,076

Total Common Stocks (Cost $866,737,891)		1,152,791,499

Preferred Stocks - 1.0%
Brazil - 1.0%
Eletropaulo Metropolitana S.A.	229,680	4,437,748
Suzano Papel e Celulose S.A.	233,075	2,075,137
Universo Online S.A.	323,500	2,586,382
Usinas Siderurgicas de Minas Gerais S.A. - Class A	233,700	2,698,230

		11,797,497

Total Preferred Stocks (Cost $8,794,842)		11,797,497

Short-Term Investments - 4.4%
Commercial Paper - 1.3%
AT&T, Inc. 0.180%, due 01/03/11	$14,513,000	14,512,855

Mutual Funds - 3.1%
State Street Navigator Securities Lending Prime Portfolio(b)	36,503,294	36,503,294

Repurchase Agreement - 0.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $322,000 on 01/03/11 collateralized by $330,000 Federal Home Loan Bank at 0.000% due 07/15/11 with a value of $329,588.	$322,000	322,000

Total Short-Term Investments (Cost $51,338,149)		51,338,149

Total Investments - 103.7% (Cost $926,870,882#)		1,215,927,145

Other Assets and Liabilities (net) - (3.7)%		(43,462,152)

Net Assets - 100.0%		$1,172,464,993

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $963,940,244. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $299,825,985 and $47,839,084, respectively, resulting in a net unrealized appreciation of $251,986,901.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $42,338,341 and the collateral received consisted of cash in the amount of $36,503,294. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
(c)	Affiliated issuer. (See Note 7 to the Financial Statements for a summary of transactions in the investments of affiliated issuers.)
ADR -	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
GDR -	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of December 31, 2010 (Unaudited)
% of Net Assets
Commercial Banks	14.5
Oil, Gas & Consumable Fuels	10.3
Metals & Mining	8.9
Semiconductors & Semiconductor Equipment	8.4
Wireless Telecommunication Services	5.0
Short-Term Investments	4.4
IT Services	3.7
Food & Staples Retailing	3.5
Insurance	3.0
Diversified Financial Services	2.7

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$8,046,192	$—	$8,046,192
Bermuda	4,333,675	20,142,375	—	24,476,050
Brazil	165,245,718	14,142,627	—	179,388,345
Canada	6,423,020	—	—	6,423,020
Cayman Islands	—	34,318,785	—	34,318,785
Chile	8,196,004	—	—	8,196,004
China	—	79,680,813	—	79,680,813
Colombia	2,694,385	—	—	2,694,385
Czech Republic	—	10,175,455	—	10,175,455
Egypt	10,281,355	—	—	10,281,355
Hong Kong	10,325,778	64,130,754	—	74,456,532
India	29,064,006	70,792,634	—	99,856,640
Indonesia	—	15,978,538	—	15,978,538
Israel	20,505,649	—	—	20,505,649
Japan	—	7,873,699	—	7,873,699
Luxembourg	7,850,715	—	—	7,850,715
Malaysia	—	23,345,794	—	23,345,794
Mexico	75,280,700	—	—	75,280,700
Panama	3,381,358	—	—	3,381,358
Philippines	—	5,186,225	—	5,186,225
Russia	45,397,584	17,985,185	—	63,382,769
South Africa	—	95,625,791	—	95,625,791
South Korea	—	131,649,099	—	131,649,099
Taiwan	3,037,790	99,658,613	—	102,696,403
Thailand	6,071,562	—	—	6,071,562
Turkey	—	35,805,545	—	35,805,545
United Kingdom	—	20,164,076	—	20,164,076
Total Common Stocks	398,089,299	754,702,200	—	1,152,791,499
Total Preferred Stocks*	11,797,497	—	—	11,797,497

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Commercial Paper	$—	$14,512,855	$—	$14,512,855
Mutual Funds	36,503,294	—	—	36,503,294
Repurchase Agreement	—	322,000	—	322,000
Total Short-Term Investments	36,503,294	14,834,855	—	51,338,149
Total Investments	$446,390,090	$769,537,055	$—	$1,215,927,145

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$1,193,820,388
Investment from affiliated transaction (c)	21,784,757
Repurchase Agreement	322,000
Cash	10,415
Cash denominated in foreign currencies (d)	863,010
Receivable for investments sold	8,578
Receivable for shares sold	1,062,008

Total assets	1,217,871,156

Liabilities
Payables for:
Investments purchased	5,177,898
Dividends and taxes	1,590,895
Shares redeemed	914,162
Collateral for securities loaned	36,503,294
Accrued Expenses:
Management fees	875,487
Distribution and service fees - Class B	116,674
Administration fees	5,177
Custodian and accounting fees	127,659
Deferred trustees’ fees	16,302
Other expenses	78,615

Total liabilities	45,406,163

Net Assets	$1,172,464,993

Net Assets Represented by
Paid in surplus	$1,086,020,101
Accumulated net realized loss	(207,770,456)
Unrealized appreciation on investments and foreign currency transactions	285,467,716
Unrealized appreciation on investment from affiliated transaction	3,596,824
Undistributed net investment income	5,150,808

Net Assets	$1,172,464,993

Net Assets
Class A	$595,973,802
Class B	576,491,191
Capital Shares Outstanding*
Class A	51,174,110
Class B	49,890,929
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.65
Class B	11.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $908,360,949.
(b)	Includes securities loaned at value of $42,338,341.
(c)	Identified cost of investment from affiliated transaction was $18,187,933.
(d)	Identified cost of cash denominated in foreign currencies was $860,286.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$16,838,092
Interest (b)	113,996
Income earned from affiliated transaction	3,762,715

Total investment income	20,714,803

Expenses
Management fees	8,542,639
Administration fees	54,477
Custodian and accounting fees	1,322,495
Distribution and service fees—Class B	1,038,859
Audit and tax services	38,645
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	77,176
Insurance	2,975
Miscellaneous	27,702

Total expenses	11,175,903

Net investment income	9,538,900

Net Realized and Unrealized Gain (Loss) on Investments, Investments in Affiliates and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	55,669,612
Investments in affiliates	11,029
Foreign currency transactions	(368,758)

Net realized gain on investments, investments in affiliates and foreign currency transactions	55,311,883

Net change in unrealized appreciation (depreciation) on:
Investments	143,746,209
Investments in affiliates	1,618,769
Foreign currency transactions	(6,598)

Net change in unrealized appreciation on investments, investments in affiliates and foreign currency transactions	145,358,380

Net realized and unrealized gain on investments, investments in affiliates and foreign currency transactions	200,670,263

Net Increase in Net Assets from Operations	$210,209,163

(a)	Net of foreign withholdings taxes of $2,139,278.
(b)	Includes net income on securities loaned of $94,506.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$9,538,900	$7,553,928
Net realized gain (loss) on investments and foreign currency transactions	55,311,883	(102,811,570)
Net change in unrealized appreciation on investments and foreign currency transactions	145,358,380	412,004,466

Net increase in net assets resulting from operations	210,209,163	316,746,824

Distributions to Shareholders
From net investment income
Class A	(5,296,876)	(10,503,630)
Class B	(4,115,531)	(3,450,912)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(9,412,407)	(13,954,542)

Net increase (decrease) in net assets from capital share transactions	211,317,693	(119,602,174)

Net Increase in Net Assets	412,114,449	183,190,108
Net assets at beginning of period	760,350,544	577,160,436

Net assets at end of period	$1,172,464,993	$760,350,544

Undistributed net investment income at end of period	$5,150,808	$7,940,569

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	11,917,553	$119,171,487	17,103,036	$113,145,693
Reinvestments	534,498	5,296,876	1,736,137	10,503,630
Redemptions	(5,441,335)	(54,701,216)	(50,713,439)	(333,228,250)

Net increase (decrease)	7,010,716	$69,767,147	(31,874,266)	$(209,578,927)

Class B
Sales	21,322,241	$214,894,144	17,567,421	$135,256,171
Reinvestments	417,821	4,115,531	573,241	3,450,912
Redemptions	(7,935,390)	(77,459,129)	(6,615,789)	(48,730,330)

Net increase	13,804,672	$141,550,546	11,524,873	$89,976,753

Increase (decrease) derived from capital shares transactions		$211,317,693		$(119,602,174)

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$9.50	$5.75	$14.39	$10.51	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.12	0.10	0.23	0.18	0.12
Net Realized and Unrealized Gain (loss) on Investments	2.15	3.79	(7.42)	3.71	0.48

Total From Investment Operations	2.27	3.89	(7.19)	3.89	0.60

Less Distributions
Distributions from Net Investment Income	(0.12)	(0.14)	(0.19)	(0.01)	(0.09)
Distributions from Net Realized Capital Gains	—	—	(1.26)	—	—

Total Distributions	(0.12)	(0.14)	(1.45)	(0.01)	(0.09)

Net Asset Value, End of Period	$11.65	$9.50	$5.75	$14.39	$10.51

Total Return (%)	24.00	69.17	(55.38)	36.93	6.04

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.12	1.17	1.11	1.25 (c)	1.49	*
Ratio of Net Expenses to Average Net Assets (%)(d)	1.12	1.17	1.11	1.17	1.30	*
Ratio of Net Investment Income to Average Net Assets (%)	1.19	1.39	2.34	1.49	1.91	*
Portfolio Turnover Rate (%)	35.2	92.0	107.6	126.8	58.2
Net Assets, End of Period (in millions)	$596.0	$419.7	$437.0	$572.9	$368.3

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$9.44	$5.71	$14.32	$10.49	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.09	0.07	0.21	0.13	0.07
Net Realized and Unrealized Gain (loss) on Investments	2.13	3.79	(7.39)	3.71	0.51

Total from Investment Operations	2.22	3.86	(7.18)	3.84	0.58

Less Distributions
Distributions from Net Investment Income	(0.10)	(0.13)	(0.17)	(0.01)	(0.09)
Distributions from Net Realized Capital Gains	—	—	(1.26)	—	—

Total Distributions	(0.10)	(0.13)	(1.43)	(0.01)	(0.09)

Net Asset Value, End of Period	$11.56	$9.44	$5.71	$14.32	$10.49

Total Return (%)	23.65	68.95	(55.53)	36.62	5.78

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.37	1.42	1.38	1.52 (c)	1.92	*
Ratio of Net Expenses to Average Net Assets (%)(d)	1.37	1.42	1.38	1.46	1.55	*
Ratio of Net Investment Income to Average Net Assets (%)	0.90	0.94	2.21	1.06	1.12	*
Portfolio Turnover Rate (%)	35.2	92.0	107.6	126.8	58.2
Net Assets, End of Period (in millions)	$576.5	$340.7	$140.3	$78.8	$23.4

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Excludes effect of deferred expense reimbursement.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, forward transactions, certain foreign capital gain tax, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$8,542,639	1.05%	First $250 Million

	1.00%	$250 Million to $500 Million

	0.85%	$500 Million to $1 Billion

	0.75%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Expense Limitation Agreement
Class A	Class B

1.30%	1.55%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2010, there was no longer an expense cap for the Portfolio, and as of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations. Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$521,646,216	$—	$314,021,422

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Affiliated Issuers

A summary of fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2010 was as follows:

Security Description	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010
China Construction Bank Corp.	17,672,000	6,964,060	(406,000)	24,230,060

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MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Affiliated Issuer - continued

Security Description	Net Realized Gain/(Loss)	Return of Capital	Dividend income	Ending Value as of December 31, 2010
China Construction Bank Corp.	$11,029	$—	$3,762,715	$21,784,757

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$9,412,407	$13,954,542	$—	$—	$9,412,407	$13,954,542

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$17,055,008	$—	$251,987,258	$(180,853,404)	$88,188,862

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$81,901,817	$98,951,587	$180,853,404

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS® Emerging Markets Equity Portfolio, one of the portfolios constituting the Met Investors Series Trust) (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS® Emerging Markets Equity Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MFS® Emerging Markets Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

23

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MFS® Emerging Markets Equity Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three- year periods ended June 30, 2010. The Board also considered that the Portfolio outperformed its Lipper Index for the one- year period and underperformed its Lipper Index for the three- year period ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EMF Index, for the one- year period ended September 30, 2010, and underperformed its benchmark for the three- year period ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

24

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MFS® Emerging Markets Equity Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and at the Expense Universe and Sub-advised Expense Universe medians, and total expenses (exclusive of 12b-1 fees) were below the Expense Group and Expense Universe medians and at the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

25

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the MFS® Emerging Markets Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are in line with the asset-weighted average of comparable funds at asset levels up to $500 million, after which the Portfolio’s management fees are below the asset-weighted average of comparable funds. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Met Investors Series Trust MFS® Research International Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the MFS® Research International Portfolio returned 11.65%, 11.40%, and 11.54%, respectively. The Portfolio’s benchmarks, the Morgan Stanley Capital International (MSCI) EAFE Index1 and the MSCI All Country World ex-U.S. Index2, returned 7.75% and 11.15%, respectively.

Market Environment/Conditions

The first quarter of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that began in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the spring and summer months of 2010, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve (the Fed) led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. and global economic activity; opposition to quantitative easing from some parties; and crowded long positions in U.S. Treasuries. The December agreement on an expansionary U.S. fiscal package also boosted sentiment, leading markets to reach near-term highs in risky asset valuations in to year end.

Portfolio Review/Current Positioning

Stock selection in the Capital Goods sector contributed to the Portfolio’s performance relative to the MSCI EAFE Index. Holdings of automotive and industrial products manufacturer Tomkins (United Kingdom), mining company Iluka Resources (Australia), and diversified mining company Teck Corp. (Canada) were among the Portfolio’s top contributors. The Portfolio’s overweight position in shares of shipbuilder and shipyard operator Keppel Corp. (Singapore) and industrial conglomerate Hutchison Whampoa (Hong Kong) also aided relative returns. The Portfolio’s ownership in shares of industrial transport and engineering firm MAN SE (Germany) was another contributor.

Stock selection in the Financial Services sector also had a positive impact on relative returns. The Portfolio’s ownership in shares of banking and treasury management firm ICICI Bank (India) and our avoidance of weak performing Financial Services firm Banco Santander (Spain) contributed to relative returns. Securities in other sectors that bolstered relative results included integrated oil company BP (United Kingdom) and the world’s largest luxury goods company LVMH Moët Hennessy Louis Vuitton (France).

Stock selection in the Health Care sector detracted from relative performance during the reporting period. The Portfolio’s overweight position in Swiss pharmaceutical and diagnostic company Roche Holding weakened relative returns. Holdings of French pharmaceutical and diagnostic company Sanofi-Aventis also detracted from relative returns.

Elsewhere, the Portfolio’s ownership in shares of poor-performing global banking group BNP Paribas (France), power and gas company E.ON (Germany), and Hong Kong-based retailer Esprit Holdings weighed on relative returns. Holdings of banking services provider Unione Di Banche (Italy), oil and gas exploration company Inpex Corp. (Japan), financial services firm SNS Reaal (The Netherlands), and French energy and environmental service provider GDF SUEZ also detracted. The Portfolio’s ownership in shares of poor performing financial services firm SNS Reaal (The Netherlands) weighed on relative returns. Not owning shares of standout performer Australian mining operator Rio Tinto was an additional negative factor.

During the reporting period, the Portfolio’s currency exposure detracted from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our Portfolios to have different currency exposure than the benchmark.

During the course of the year, within the Capital Goods sector we increased our exposure to the industrial goods & services industry, selectively added to our basic materials position, specifically metals and mining and changed our exposure to the auto industry. These moves reflect our belief that we will continue to see rising incomes and more importantly spending in the developing part of the world. In Consumer Cyclicals, we trimmed the Portfolio’s exposure to some of the higher growth, stocks as their valuations had become less attractive, and we replaced them with more defensive cyclicals. In the Financials sector, we maintained our preference for emerging market banks due to their better growth prospects and stronger balance sheets relative to developed market banks. In Energy, we took advantage of market movements in the integrated oil space to reposition the Portfolio’s United Kingdom holdings.

The Portfolio is a sector-neutral Portfolio that emphasizes bottom-up fundamental research. Allocation is, therefore, strictly a by-product of where our analysts are finding attractive investment opportunities. That said, on a regional basis we increased our positions in the United Kingdom, Asia ex-Japan and Japan while lowering our exposure to

1

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary* (continued)

Europe ex-UK and Emerging Markets. Although we lowered our direct exposure to Emerging Markets, we continue to see opportunities for indirect plays; for example, European auto makers targeting the rising middle class in developing countries or food companies seeking to improve the quality of the foods consumed in those markets. In addition, our focus remains on higher quality names as we believe the market is not efficiently distinguishing between high and low quality companies at this time.

Team Managed

The Portfolio is managed by a committee of research analysts under the general supervision of Jose Luis Garcia and Thomas Melendez.

Massachusetts Financial Services Company

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Nestle S.A.	3.1
HSBC Holdings plc	2.7
Royal Dutch Shell plc - Class A	2.7
BHP Billiton plc	2.3
Siemens AG	2.0
Roche Holdings AG	2.0
LVMH Moet Hennessy Louis Vuitton S.A.	1.9
BNP Paribas	1.9
Vodafone Group plc	1.9
BP plc	1.7

Top Countries

% of Market Value of Total Investments
Japan	16.9
United Kingdom	16.3
France	9.3
Germany	9.0
Switzerland	8.7
Netherlands	6.1
United States	6.0
Australia	3.3
Hong Kong	3.2
Others	21.2

2

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

MFS® Research International Portfolio managed by

Massachusetts Financial Services Company vs. MSCI EAFE Index1
and MSCI AC World (ex-U.S.) Index2

	Average Annual Return (for the year ended 12/31/10)[3]
	1 Year	5 Year	Since Inception[4]
MFS® Research International Portfolio—Class A	11.65%	4.17%	6.17%
Class B	11.40%	3.91%	5.30%
Class E	11.54%	4.03%	8.23%
MSCI EAFE Index[1]	7.75%	2.46%	3.97%
MSCI AC World (ex-U.S.) Index[2]	11.15%	4.82%	5.87%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2The Morgan Stanley Capital International AC World (ex-U.S.) Index (“MSCI ACWI (ex-U.S.) Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.74%	$1,000.00	$1,273.90	$4.24
Hypothetical*	0.74%	1,000.00	1,021.48	3.77

Class B(a)
Actual	0.99%	$1,000.00	$1,271.80	$5.67
Hypothetical*	0.99%	1,000.00	1,020.21	5.04

Class E(a)
Actual	0.89%	$1,000.00	$1,273.60	$5.04
Hypothetical*	0.89%	1,000.00	1,020.77	4.48

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 99.2%
Australia - 3.4%
Iluka Resources, Ltd.*(a)	2,621,349	$24,432,358
Newcrest Mining, Ltd.	458,154	18,951,839
Nufarm, Ltd.*(a)	2,170,881	11,411,554
Westpac Banking Corp.	1,311,320	29,788,497

		84,584,248

Austria - 0.6%
Erste Group Bank AG	326,849	15,394,687

Belgium - 0.4%
KBC Grope N.V.*	273,363	9,358,719

Bermuda - 1.8%
Cheung Kong Infrastructure Holdings, Ltd.(a)	1,438,000	6,577,428
Esprit Holdings, Ltd.	3,642,719	17,286,615
Hiscox, Ltd.	1,646,910	9,801,726
Li & Fung, Ltd.(a)	2,018,817	11,793,396

		45,459,165

Brazil - 2.6%
Banco Santander Brasil S.A. (ADR)(a)	1,664,900	22,642,640
BM&F BOVESPA S.A.	1,631,300	12,905,935
Diagnosticos da America S.A.	891,900	12,080,918
Tractebel Energia S.A.	539,250	8,916,777
Vivo Participacoes S.A. (ADR)	295,600	9,633,604

		66,179,874

Canada - 2.0%
Bankers Petroleum, Ltd.*	1,176,550	8,989,424
Teck Resources, Ltd. - Class B	659,206	40,949,370

		49,938,794

China - 2.4%
Bank of China, Ltd.(a)	23,029,000	12,156,894
China Construction Bank Corp.(c)	17,593,920	15,818,338
China Pacific Insurance (Group) Co., Ltd. - Class H(a)	3,670,800	15,212,793
China Petroleum and Chemical Corp. - Class H(a)	17,772,000	16,995,272

		60,183,297

Czech Republic - 1.0%
CEZ	341,408	14,294,999
Komercni Banka A.S.	48,115	11,411,604

		25,706,603

Finland - 1.1%
Fortum OYJ	457,242	13,902,806
Kone OYJ - Class B	66,189	3,685,557
Outotec OYJ	148,932	9,213,805

		26,802,168

Security Description	Shares	Value

France - 9.7%
BNP Paribas	736,554	$47,127,319
Danone S.A.	591,494	37,236,257
Dassault Systemes S.A.(a)	156,072	11,781,023
Legrand S.A.	156,072	6,375,485
LVMH Moet Hennessy Louis Vuitton S.A.(a)	294,003	48,453,586
Publicis Groupe(a)	485,712	25,399,950
Sanofi-Aventis	482,304	31,040,323
Schneider Electric S.A.(a)	229,154	34,384,831

		241,798,774

Germany - 9.4%
Bayer AG	332,778	24,646,574
Bayerische Motoren Werke (BMW) AG	410,472	32,330,974
Deutsche Boerse AG	266,394	18,479,610
Linde AG	264,154	40,185,325
MAN SE	322,219	38,396,558
Rhoen-Klinikum AG	916,886	20,229,300
Siemens AG	412,951	51,240,061
Symrise AG	322,567	8,867,669

		234,376,071

Hong Kong - 3.3%
BOC Hong Kong (Holdings), Ltd.	3,482,000	11,893,452
China Unicom (Hong Kong), Ltd.(a)	8,832,850	12,595,714
Hong Kong Exchanges & Clearing, Ltd.(a)	201,300	4,553,920
Hutchison Whampoa, Ltd.	3,880,000	40,017,796
Sinotruk Hong Kong, Ltd.	5,229,000	5,339,831
Sun Hung Kai Properties, Ltd.	553,000	9,130,580

		83,531,293

India - 1.5%
BEML, Ltd.	272,630	6,315,201
HDFC Bank, Ltd. (ADR)(a)	94,287	15,756,301
ICICI Bank, Ltd.	597,175	15,194,679

		37,266,181

Indonesia - 0.2%
PT XL Axiata Tbk*	7,953,000	4,675,625

Israel - 0.3%
Cellcom Israel, Ltd.	209,710	6,855,420

Italy - 0.5%
Telecom Italia S.p.A	11,078,620	13,206,438

Japan - 17.5%
Aeon Credit Service Co., Ltd.	1,190,200	16,832,619
Chugoku Marine Paints, Ltd.	329,000	2,792,064
DENSO Corp.	678,700	23,421,587
East Japan Railway Co.	364,300	23,700,936
GLORY, Ltd.	764,700	18,836,892

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Japan - continued
INPEX Corp.	3,654	$21,390,703
Japan Tobacco, Inc.	4,849	17,936,363
JGC Corp.	1,067,000	23,184,765
KDDI Corp.	2,832	16,362,393
Konica Minolta Holdings, Inc.	3,375,000	35,060,936
Lawson, Inc.	570,500	28,232,769
Miraca Holdings, Inc.	526,700	21,222,329
Mitsubishi UFJ Financial Group, Inc.	3,476,200	38,957,837
Nippon Paint Co., Ltd.	328,000	2,513,281
Nomura Holdings, Inc.	2,187,500	13,874,001
Nomura Research Institute, Ltd.	573,600	12,744,089
Ricoh Co., Ltd.	1,044,000	15,295,339
Santen Pharmaceutical Co., Ltd.	523,500	18,196,472
Sumitomo Mitsui Financial Group, Inc.	883,900	31,487,631
Tokyo Gas Co., Ltd.	6,496,000	28,818,237
Yamato Holdings Co., Ltd.	1,919,100	27,318,761

		438,180,004

Mexico - 0.5%
Kimberly-Clark de Mexico, S.A.B. de C.V. - Class A	1,166,530	7,121,575
Urbi, Desarrollos Urbanos, S.A. de C.V.*	2,146,000	5,043,991

		12,165,566

Netherlands - 6.3%
Akzo Nobel N.V.	623,275	38,880,776
Heineken N.V.	565,725	27,789,261
ING Groep N.V.*	3,433,141	33,578,004
Koninklijke (Royal) KPN N.V.	1,832,431	26,821,445
Schlumberger, Ltd.(a)	267,180	22,309,530
SNS REAAL N.V.*	1,996,967	8,552,990

		157,932,006

Portugal - 1.1%
EDP - Energias de Portugal S.A.	8,363,103	27,898,422

Singapore - 1.4%
Keppel Corp., Ltd.	2,881,000	25,407,733
United Overseas Bank, Ltd.	683,000	9,685,145

		35,092,878

South Korea - 1.1%
Samsung Electronics Co., Ltd.	31,932	26,684,515

Spain - 1.0%
Inditex S.A.	175,294	13,165,948
Red Electrica Corporacion S.A.(a)	240,909	11,352,315

		24,518,263

Sweden - 0.8%
Telefonaktiebolaget LM Ericsson - Class B	1,613,299	18,679,731

Security Description	Shares	Value

Switzerland - 9.0%
Credit Suisse Group AG	697,945	$28,183,541
Geberit AG	57,881	13,394,726
Julius Baer Group, Ltd.	267,306	12,529,462
Nestle S.A.	1,320,542	77,416,176
Roche Holdings AG	336,972	49,437,220
Schindler Holding AG	31,600	3,737,136
Sonova Holding AG	91,554	11,867,062
Swiss Reinsurance Co., Ltd.	524,495	28,588,932

		225,154,255

Taiwan - 1.8%
Acer, Inc.	11,382,208	35,154,498
Taiwan Semiconductor Manufacturing Co., Ltd.	3,962,753	9,646,083

		44,800,581

United Kingdom - 16.9%
Aberdeen Asset Management plc(a)	4,397,961	13,927,664
Amlin plc	710,869	4,537,070
Barclays plc	5,825,813	23,976,917
BG Group plc	1,445,085	29,250,313
BHP Billiton plc	1,414,847	56,429,745
BP plc	5,662,587	41,506,531
HSBC Holdings plc	6,542,577	66,695,817
Kingfisher plc	3,705,744	15,242,356
Reckitt Benckiser Group plc	507,864	27,941,781
Royal Dutch Shell plc - Class A	1,992,244	66,525,750
Tesco plc	3,380,636	22,425,144
Vodafone Group plc	17,839,071	46,465,628
WPP plc	627,514	7,756,935

		422,681,651

United States - 1.6%
Cognizant Technology Solutions Corp. - Class A*(a)	195,200	14,306,208
Monsanto Co.(a)	121,280	8,445,939
Synthes, Inc.(a)	130,524	17,746,542

		40,498,689

Total Common Stocks (Cost $2,158,925,429)		2,479,603,918

Short-Term Investments - 4.6%
Mutual Funds - 3.9%
State Street Navigator Securities Lending Prime Portfolio(b)	96,965,269	96,965,269

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreements - 0.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $17,960,585 on 01/03/11 collateralized by $18,435,000 Federal Farm Credit Bank at 1.750% due 03/16/15 with a value of $18,319,781.	$17,960,570	$17,960,570
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $159,430 on 01/03/11 collateralized by $170,000 Federal Farm Credit Bank at 1.500% due 04/28/15 with a value of $167,450.	159,430	159,430

Total Short-Term Investments (Cost $115,085,269)		115,085,269

Total Investments - 103.8% (Cost $2,274,010,698#)		2,594,689,187

Other Assets and Liabilities (net) - (3.8)%		(93,922,995)

Net Assets - 100.0%		$2,500,766,192

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $2,328,743,242. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $375,080,152 and $109,134,207, respectively, resulting in a net unrealized appreciation of $265,945,945.
(a)	All or a portion of the security was on loan. As of December 31, 2010 the market value of securities loaned was $92,433,978 and the collateral received consisted of cash in the amount of $96,965,269. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
(c)	Affiliated issuer. (See Note 8 to the Financial Statements for a summary of transactions in the investments of affiliated issuers.)
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2010 (Unaudited)
% of Net Assets
Commercial Banks	14.1
Oil, Gas & Consumable Fuels	7.4
Metals & Mining	5.6
Pharmaceuticals	4.9
Industrial Conglomerates	4.7
Food Products	4.6
Chemicals	4.5
Wireless Telecommunication Services	3.2
Diversified Financial Services	3.1
Machinery	3.1

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$84,584,248	$—	$84,584,248
Austria	—	15,394,687	—	15,394,687
Belgium	—	9,358,719	—	9,358,719
Bermuda	—	45,459,165	—	45,459,165
Brazil	32,276,244	33,903,630	—	66,179,874
Canada	49,938,794	—	—	49,938,794
China	—	60,183,297	—	60,183,297
Czech Republic	—	25,706,603	—	25,706,603
Finland	—	26,802,168	—	26,802,168
France	—	241,798,774	—	241,798,774
Germany	—	234,376,071	—	234,376,071
Hong Kong	—	83,531,293	—	83,531,293
India	15,756,301	21,509,880	—	37,266,181
Indonesia	—	4,675,625	—	4,675,625
Israel	6,855,420	—	—	6,855,420
Italy	—	13,206,438	—	13,206,438
Japan	—	438,180,004	—	438,180,004
Mexico	12,165,566	—	—	12,165,566
Netherlands	22,309,530	135,622,476	—	157,932,006
Portugal	—	27,898,422	—	27,898,422
Singapore	—	35,092,878	—	35,092,878
South Korea	—	26,684,515	—	26,684,515
Spain	—	24,518,263	—	24,518,263
Sweden	—	18,679,731	—	18,679,731
Switzerland	—	225,154,255	—	225,154,255
Taiwan	—	44,800,581	—	44,800,581
United Kingdom	—	422,681,651	—	422,681,651
United States	22,752,147	17,746,542	—	40,498,689
Total Common Stocks	162,054,002	2,317,549,916	—	2,479,603,918

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Funds	$96,965,269	$—	$—	$96,965,269
Repurchase Agreements	—	18,120,000	—	18,120,000
Total Short-Term Investments	96,965,269	18,120,000	—	115,085,269
Total Investments	$259,019,271	$2,325,669,916	$—	$2,594,689,187

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$2,560,750,849
Investment from affiliated transaction (c)	15,818,338
Repurchase Agreements	18,120,000
Cash	218
Cash denominated in foreign currencies (d)	674,025
Receivable for investments sold	4,492,015
Receivable for shares sold	937,365
Dividends receivable	4,077,392

Total assets	2,604,870,202

Liabilities
Payables for:
Investments purchased	4,771,160
Shares redeemed	573,213
Collateral for securities loaned	96,965,269
Accrued Expenses:
Management fees	1,343,352
Distribution and service fees - Class B	161,558
Distribution and service fees - Class E	2,192
Administration fees	10,858
Custodian and accounting fees	129,271
Deferred trustees’ fees	16,302
Other expenses	130,835

Total liabilities	104,104,010

Net Assets	$2,500,766,192

Net Assets Represented by
Paid in surplus	$2,714,209,536
Accumulated net realized loss	(576,510,953)
Unrealized appreciation on investments and foreign currency transactions	318,119,288
Unrealized appreciation on investment from affiliated transaction	2,720,614
Undistributed net investment income	42,227,707

Net Assets	$2,500,766,192

Net Assets
Class A	$1,707,542,187
Class B	775,847,184
Class E	17,376,821
Capital Shares Outstanding*
Class A	166,074,900
Class B	76,084,329
Class E	1,697,596
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.28
Class B	10.20
Class E	10.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $2,242,792,974.
(b)	Includes securities loaned at value of $92,433,978.
(c)	Identified cost of investment from affiliated transaction was $13,097,724.
(d)	Identified cost of cash denominated in foreign currencies was $669,282.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$48,935,694
Interest (b)	1,880,480
Income earned from affiliated transaction	4,312,478

Total investment income	55,128,652

Expenses
Management fees	14,333,266
Administration fees	119,605
Custodian and accounting fees	1,424,082
Distribution and service fees - Class B	1,752,642
Distribution and service fees - Class E	26,045
Audit and tax services	37,498
Legal	46,746
Trustees’ fees and expenses	24,650
Shareholder reporting	157,754
Insurance	2,655
Miscellaneous	17,286

Total expenses	17,942,229
Less management fee waiver	(574,349)
Less broker commission recapture	(18,621)

Net expenses	17,349,259

Net investment income	37,779,393

Net Realized and Unrealized Gain (Loss) on Investments, Investments in Affiliates, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(15,468,989)
Investments in affiliates	3,616,874
Futures contracts	251,494
Foreign currency transactions	516,565

Net realized loss on investments, investments in affiliates futures contracts and foreign currency transactions	(11,084,056)

Net change in unrealized appreciation (depreciation) on:
Investments	236,972,484
Investments in affiliates	(2,240,265)
Foreign currency transactions	147,257

Net change in unrealized appreciation on investments, investments in affiliates and foreign currency transactions	234,879,476

Net realized and unrealized gain on investments, investments in affiliates futures contracts and foreign currency transactions	223,795,420

Net Increase in Net Assets from Operations	$261,574,813

(a)	Net of foreign withholding taxes of $6,059,083.
(b)	Includes net income on securities loaned of $1,890,522.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$37,779,393	$31,527,194
Net realized loss on investments, futures contracts and foreign currency transactions	(11,084,056)	(198,421,458)
Net change in unrealized appreciation on investments and foreign currency transactions	234,879,476	607,652,940

Net increase in net assets resulting from operations	261,574,813	440,758,676

Distributions to Shareholders
From net investment income
Class A	(20,180,205)	(30,224,454)
Class B	(11,984,940)	(18,321,308)
Class E	(321,360)	(590,422)
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(32,486,505)	(49,136,184)

Net increase in net assets from capital share transactions	490,284,691	4,047,512

Net Increase in Net Assets	719,372,999	395,670,004
Net assets at beginning of period	1,781,393,193	1,385,723,189

Net assets at end of period	$2,500,766,192	$1,781,393,193

Undistributed net investment income at end of period	$42,227,707	$31,689,352

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	63,469,147	$580,318,884	25,666,044	$186,230,792
Reinvestments	2,162,937	20,180,205	4,671,477	30,224,454
Redemptions	(11,367,463)	(103,473,090)	(31,982,274)	(241,006,594)

Net increase (decrease)	54,264,621	$497,025,999	(1,644,753)	$(24,551,348)

Class B
Sales	11,385,497	$103,776,222	14,518,401	$110,027,491
Reinvestments	1,292,874	11,984,940	2,849,348	18,321,308
Redemptions	(13,163,041)	(119,063,199)	(12,353,053)	(95,848,649)

Net increase (decrease)	(484,670)	$(3,302,037)	5,014,696	$32,500,150

Class E
Sales	279,011	$2,564,292	233,994	$1,784,077
Reinvestments	34,592	321,360	91,538	590,422
Redemptions	(694,568)	(6,324,923)	(846,874)	(6,275,789)

Net decrease	(380,965)	$(3,439,271)	(521,342)	$(3,901,290)

Increase derived from capital shares transactions		$490,284,691		$4,047,512

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.38	$7.41	$14.43	$15.04	$13.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.18	0.17	0.30	0.22	0.19
Net Realized and Unrealized Gain (loss) on Investments	0.90	2.07	(5.76)	1.68	3.17

Total From Investment Operations	1.08	2.24	(5.46)	1.90	3.36

Less Distributions
Distributions from Net Investment Income	(0.18)	(0.27)	(0.26)	(0.24)	(0.27)
Distributions from Net Realized Capital Gains	—	—	(1.30)	(2.27)	(1.05)

Total Distributions	(0.18)	(0.27)	(1.56)	(2.51)	(1.32)

Net Asset Value, End of Period	$10.28	$9.38	$7.41	$14.43	$15.04

Total Return (%)	11.65	31.93	(42.25)	13.60	26.91

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.78	0.81	0.77	0.79	0.95
Ratio of Net Expenses to Average Net Assets (%)(b)	0.75	0.80	0.77	0.79	0.94
Ratio of Net Investment Income to Average Net Assets (%)	1.91	2.20	2.85	1.54	1.34
Portfolio Turnover Rate (%)	50.2	71.9	75.4	65.5	104.1
Net Assets, End of Period (in Millions)	$1,707.5	$1,049.1	$840.8	$959.1	$706.0

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.31	$7.35	$14.32	$14.95	$12.94

Income (Loss) from Investment Operations
Net Investment Income(a)	0.15	0.15	0.27	0.19	0.15
Net Realized and Unrealized Gain (loss) on Investments	0.90	2.06	(5.71)	1.65	3.15

Total From Investment Operations	1.05	2.21	(5.44)	1.84	3.30

Less Distributions
Distributions from Net Investment Income	(0.16)	(0.25)	(0.23)	(0.20)	(0.24)
Distributions from Net Realized Capital Gains	—	—	(1.30)	(2.27)	(1.05)

Total Distributions	(0.16)	(0.25)	(1.53)	(2.47)	(1.29)

Net Asset Value, End of Period	$10.20	$9.31	$7.35	$14.32	$14.95

Total Return (%)	11.40	31.57	(42.36)	13.29	26.56

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.03	1.06	1.01	1.04	1.20
Ratio of Net Expenses to Average Net Assets (%)(b)	1.00	1.05	1.01	1.04	1.19
Ratio of Net Investment Income to Average Net Assets (%)	1.65	1.93	2.54	1.31	1.12
Portfolio Turnover Rate (%)	50.2	71.9	75.4	65.5	104.1
Net Assets, End of Period (in Millions)	$775.8	$712.9	$525.7	$842.8	$623.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.34	$7.37	$14.36	$14.99	$12.96

Income (Loss) from Investment Operations
Net Investment Income(a)	0.16	0.16	0.29	0.20	0.16
Net Realized and Unrealized Gain (loss) on Investments	0.90	2.06	(5.74)	1.66	3.17

Total From Investment Operations	1.06	2.22	(5.45)	1.86	3.33

Less Distributions
Distributions from Net Investment Income	(0.16)	(0.25)	(0.24)	(0.22)	(0.25)
Distributions from Net Realized Capital Gains	—	—	(1.30)	(2.27)	(1.05)

Total Distributions	(0.16)	(0.25)	(1.54)	(2.49)	(1.30)

Net Asset Value, End of Period	$10.24	$9.34	$7.37	$14.36	$14.99

Total Return (%)	11.54	31.74	(42.33)	13.38	26.79

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.93	0.96	0.91	0.94	1.10
Ratio of Net Expenses to Average Net Assets (%)(b)	0.90	0.95	0.91	0.94	1.09
Ratio of Net Investment Income to Average Net Assets (%)	1.79	2.07	2.66	1.41	1.18
Portfolio Turnover Rate (%)	50.2	71.9	75.4	65.5	104.1
Net Assets, End of Period (in millions)	$17.4	$19.4	$19.2	$32.6	$26.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements—Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to forward transactions, broker commission recapture, foreign currency transactions, certain foreign capital gain tax, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio. Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$14,333,266	0.80%	First $200 Million

	0.75%	$200 Million to $500 Million

	0.70%	$500 Million to $1 Billion

	0.65%	$1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective November 12, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $1.5 billion. In connection with this change in the subadvisory fee, the Adviser voluntarily agreed to limit the management fee to the annual rate of 0.55% on the Portfolio’s average daily net assets in excess of $1.5 billion. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,499,395,095	$—	$1,028,578,529

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 29 - May 5, 2010, the Portfolio had bought and sold $309,417,773 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contacts. For the year ended December 31, 2010, the Portfolio had realized gains in the amount of $251,494 which are shown under Net realized gain on Futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

18

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Affiliated Issuers

A summary of fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2010 was as follows:

Security Description	Number of Shares held at December 31, 2009	Shares purchased	Shares sold	Number of Shares held at December 31, 2010

China Construction Bank Corp.	27,261,000	8,609,920	(18,277,000)	17,593,920

Security Description	Net Realized Gain/(Loss)	Capital Gain Distribution	Dividend Income	Ending Value as of December 31, 2010

China Construction Bank Corp.	$3,616,874	$—	$—	$15,818,338

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$32,486,505	$49,136,184	$—	$—	$32,486,505	$49,136,184

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$49,809,617	$—	$266,061,771	$(529,297,896)	$(213,426,508)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$337,233,962	$169,884,123	$22,179,811	$529,297,896

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

10. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

19

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS® Research International Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS® Research International Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MFS® Research International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

24

[1]	The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MFS® Research International Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three- and five- year periods ended September 30, 2010. The Board further considered that the Portfolio underperformed its other benchmark, the MSCI AC World (ex.-U.S.) Index, for the one-, three- and five- year periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

25

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MFS® Research International Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint. The Board also noted that effective October 1, 2009, the Adviser began waiving an additional portion of its advisory fee on assets over $1.5 billion in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

26

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(continued)

With respect to the MFS® Research International Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are in line with the asset-weighted average of comparable funds at asset levels up to $250 million, after which the Portfolio’s management fees are below the asset-weighted average of comparable funds. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

27

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Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio (formerly Van Kampen Mid Cap Growth Portfolio) Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Morgan Stanley Mid Cap Growth Portfolio returned 32.41% and 32.09%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 26.38%. Since its inception on May 1, 2010 through December 31, 2010, the Class E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 20.39%. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 14.00% over the same period.

Market Environment/Conditions

In 2010 the stock market finished the year higher, as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was driven by improvements in some measures of the U.S. economy, although the weak housing market and near-record high unemployment rates continued to hang over the market. Shifting sentiment about Europe’s fiscal health caused volatility in the markets, especially early in the year and during the summer months when the problems of some of the heavily indebted peripheral countries appeared to escalate. In late August, U.S. stocks rallied on the prospects of a second round of quantitative easing (buying government bonds to increase money supply) by the Federal Reserve. The market climbed through the remainder of the year as the expectation became a reality and an additional stimulus package was passed by the U.S. Congress.

Portfolio Review/Current Positioning

Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies’ attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the marketplace.

Stock selection in technology had by far the largest positive effect on relative performance. Within the sector, Baidu.com was the leading contributor. Baidu provides Chinese language internet search services in China. We eliminated our position in Baidu in June 2010 as it is now a large-cap company.

Stock selection in consumer discretionary was also advantageous to relative performance. Priceline.com was the sector’s top contributor. Priceline.com operates as an online travel company in the U.S. and Europe. The company’s last reported quarter was strong, with revenues $28 million ahead of consensus and earnings per share $0.16 above expectations. Gross bookings grew 47% year-over-year and management commented on margin improvements. There is no change to our investment thesis. We believe Priceline.com is unique because of their global brand and supplier relationships that it has built to offer customers value-oriented travel services.

Both stock selection and an underweight in materials and processing were additive to relative performance, with a position in Rockwood Holdings driving positive results. Rockwood Holdings engages in the development, manufacture and marketing of specialty chemicals and advanced materials for industrial and commercial purposes worldwide. The company’s last reported quarter was strong, with revenues increasing 9.5% year-over-year and earnings per share $0.01 above consensus expectations. There is no change to our investment thesis. We believe Rockwood Holdings is unique because it is the world’s second largest producer of lithium carbonate (30% share) and the world's largest producer (50%+ share) of high grade lithium for batteries and pharmaceuticals, a niche market with only three principal publicly traded manufacturers.

Stock selection in energy was the largest detractor from relative performance, despite the benefit of an underweight in the sector. Here, Range Resources was the leading detractor. Range Resources is an oil and gas exploration and production company in North America with operations in Appalachia, the Southwest and the Gulf coast of the U.S. The company’s last reported quarter was mixed, with revenues 5.5% below consensus expectations and earnings per share $0.02 ahead of expectations. In our view, natural gas prices have been under pressure due to volatility in commodity prices. There is no change to our investment thesis. We believe Range Resources to be unique because it has a large, low-cost drilling inventory of low-risk, highly repeatable unconventional natural gas reserves. Range Resources has an 18-year reserve life versus the industry average of roughly six years. We continue to own the stock.

Both stock selection and an overweight in financial services dampened relative performance, with particularly weak results from a position in Redecard. Redecard is a leading payment processing company in Brazil. We eliminated our position in Redecard in October 2010 as we believed we had a more attractive opportunity elsewhere.

Relative returns were also hampered by stock selection in producer durables, although an overweight in the sector was slightly beneficial. Within the sector, Alibaba.com was a significant laggard. Alibaba.com is an online marketplace for international and domestic trade in China. The company’s last reported quarter was as expected, with revenues 2% above consensus expectations and earnings per share in-line with expectations. We believe the stock has been under pressure due to Wall Street’s concern regarding customer net additions, which decelerated in the third quarter. Our focus is not on short-term metrics. We evaluate the company’s growth opportunities considering a three- to five-year time horizon. There is no change to our investment thesis. We believe Alibaba.com is unique, as it has created the largest and most liquid Chinese marketplace for global importers and exporters. We continue to own the stock.

Dennis P. Lynch, Managing Director

David S. Cohen, Managing Director

Sam G. Chainani, Managing Director

Alexander T. Norton, Executive Director

Jason C. Yeung, Executive Director

Armistead Nash, Executive Director

Morgan Stanley Investment Management Inc.

1

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Priceline.com, Inc.	3.3
Illumina, Inc.	3.0
Wynn Resorts, Ltd.	2.8
Edenred	2.6
Salesforce.com, Inc.	2.6
Teradata Corp.	2.6
Netflix, Inc.	2.4
Ctrip.com International, Ltd. (ADR)	2.4
Ultra Petroleum Corp.	2.3
Mead Johnson Nutrition Co.	2.3

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	24.1
Technology	17.4
Communications	16.6
Cyclical	11.0
Industrials	9.7
Energy	5.7
Basic Materials	5.3
Short-Term Investments	4.8
Financials	3.8
Diversified	1.6

2

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Morgan Stanley Mid Cap Growth Portfolio managed by

Morgan Stanley Investment Management Inc. vs. Russell Midcap Growth Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
Morgan Stanley Mid Cap Growth Portfolio—Class A	32.41%	8.44%	5.70%
Class B	32.09%	8.16%	4.83%
Class E	—	—	20.39%
Russell Midcap Growth Index[1]	26.38%	4.88%	3.48%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 04/27/10. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.75%	$1,000.00	$1,321.90	$4.39
Hypothetical*	0.75%	1,000.00	1,021.42	3.82

Class B(a)
Actual	1.00%	$1,000.00	$1,320.80	$5.62
Hypothetical*	1.00%	1,000.00	1,020.37	4.89

Class E(a)
Actual	0.90%	$1,000.00	$1,322.40	$5.27
Hypothetical*	0.90%	1,000.00	1,020.67	4.58

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.5%
Air Freight & Logistics - 3.7%
C.H. Robinson Worldwide, Inc.	156,810	$12,574,594
Expeditors International of Washington, Inc.	325,317	17,762,308

		30,336,902

Biotechnology - 0.6%
Ironwood Pharmaceuticals, Inc.*	44,752	463,183
Ironwood Pharmaceuticals, Inc. (IPO)*	68,285	706,750
Ironwood Pharmaceuticals, Inc. - Class A*	346,736	3,588,718

		4,758,651

Capital Markets - 2.5%
Greenhill & Co., Inc.	143,068	11,685,794
T. Rowe Price Group, Inc.	143,390	9,254,391

		20,940,185

Chemicals - 4.7%
Intrepid Potash, Inc.*	413,311	15,412,367
Nalco Holding Co.	385,056	12,298,689
Rockwood Holdings, Inc.*	274,160	10,725,139

		38,436,195

Commercial & Professional Services - 5.4%
Covanta Holding Corp.	608,049	10,452,362
Edenred*	899,446	21,353,271
Stericycle, Inc.*	153,551	12,425,347

		44,230,980

Construction Materials - 1.3%
Martin Marietta Materials, Inc.	118,420	10,923,061

Diversified Consumer Services - 1.4%
New Oriental Education & Technology Group, Inc. (ADR)*	107,281	11,289,180

Diversified Financial Services - 5.6%
IntercontinentalExchange, Inc.*	96,695	11,521,209
Leucadia National Corp.	450,694	13,151,251
Moody’s Corp.	122,304	3,245,948
MSCI, Inc. - Class A*	480,847	18,733,799

		46,652,207

Food Products - 2.3%
Mead Johnson Nutrition Co.	304,309	18,943,235

Health Care Equipment & Supplies - 4.9%
Gen-Probe, Inc.*	230,775	13,465,721
IDEXX Laboratories, Inc.*	151,616	10,494,860
Intuitive Surgical, Inc.*	63,553	16,380,786

		40,341,367

Hotels, Restaurants & Leisure - 7.1%
Betfair Group plc*	158,779	2,388,342

Security Description	Shares	Value

Hotels, Restaurants & Leisure - continued
Chipotle Mexican Grill, Inc.*	63,276	$13,456,274
Ctrip.com International, Ltd. (ADR)*	485,433	19,635,765
Wynn Resorts, Ltd.	226,398	23,509,168

		58,989,549

Household Durables - 1.7%
Gafisa S.A. (ADR)	436,244	6,338,625
NVR, Inc.*	11,109	7,676,541

		14,015,166

Internet & Catalog Retail - 5.7%
Netflix, Inc.*	113,774	19,990,092
Priceline.com, Inc.*	68,285	27,283,272

		47,273,364

Internet Software & Services - 2.1%
Akamai Technologies, Inc.*	214,534	10,093,825
Alibaba.com, Ltd.	4,195,800	7,555,275

		17,649,100

IT Services - 3.9%
Gartner, Inc. - Class A*	342,853	11,382,719
Teradata Corp.*	514,048	21,158,216

		32,540,935

Life Sciences Tools & Services - 4.3%
Illumina, Inc.*	391,814	24,817,499
Techne Corp.	157,555	10,346,637

		35,164,136

Machinery - 2.0%
Schindler Holding AG	137,118	16,216,097

Media - 5.1%
Discovery Communications, Inc. - Class C*	197,587	7,249,467
Groupe Aeroplan, Inc.	581,808	7,995,692
Morningstar, Inc.(a)	205,546	10,910,382
Naspers, Ltd. - Class N	278,411	16,391,447

		42,546,988

Metals & Mining - 2.2%
Lynas Corp., Ltd.*	3,098,828	6,515,576
Molycorp, Inc.*(a)	241,396	12,045,660

		18,561,236

Multiline Retail - 2.1%
Dollar Tree, Inc.*	226,911	12,725,169
Sears Holdings Corp.*(a)	57,909	4,270,789

		16,995,958

Oil, Gas & Consumable Fuels - 3.8%
Range Resources Corp.	272,939	12,276,796
Ultra Petroleum Corp.*	397,036	18,966,410

		31,243,206

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Personal Products - 1.5%
Natura Cosmeticos S.A.	417,824	$12,006,823

Professional Services - 5.7%
HIS, Inc. - Class A*	155,307	12,485,130
Intertek Group plc	571,988	15,844,627
Verisk Analytics, Inc. - Class A*	545,133	18,578,132

		46,907,889

Semiconductors & Semiconductor Equipment - 1.7%
ARM Holdings plc (ADR)	372,737	7,734,293
First Solar, Inc.*(a)	51,282	6,673,839

		14,408,132

Software - 11.3%
Autodesk, Inc.*	270,281	10,324,734
Citrix Systems, Inc.*	104,203	7,128,528
FactSet Research Systems, Inc.	136,316	12,780,988
Red Hat, Inc.*	314,680	14,365,142
Rovi Corp.*	147,500	9,146,475
Salesforce.com, Inc.*	160,573	21,195,636
Solera Holdings, Inc.	360,963	18,524,621

		93,466,124

Textiles, Apparel & Luxury Goods - 1.2%
Lululemon Athletica, Inc.*	148,868	10,185,549

Trading Companies & Distributors - 1.4%
Fastenal Co.	189,645	11,361,632

Wireless Telecommunication Services - 1.3%
Millicom International Cellular S.A.	115,929	11,082,812

Total Common Stocks (Cost $667,730,247)		797,466,659

Preferred Stocks - 0.8%
Automobiles - 0.1%
Better Place LLC*(c)	247,240	741,720

Internet Software & Services - 0.7%
Groupon, Inc., Series G*(c)	192,641	6,085,529

Total Preferred Stocks (Cost $6,827,249)		6,827,249

Short-Term Investments - 5.0%
Mutual Funds - 2.2%
State Street Navigator Securities Lending Prime Portfolio(b)	17,807,751	17,807,751

Security Description	Par Amount	Value

Repurchase Agreement - 2.8%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $23,020,019 on 01/03/11 collateralized by $23,485,000 Federal National Mortgage Association at 1.250% due 09/30/13 with a value of $23,485,000.	$23,020,000	$23,020,000

Total Short-Term Investments (Cost $40,827,751)		40,827,751

Total Investments - 102.3% (Cost $715,385,247#)		845,121,659

Other Assets and Liabilities (net) - (2.3)%		(18,928,021)

Net Assets - 100.0%		$826,193,638

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $717,979,503. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $141,176,489 and $14,034,333, respectively, resulting in a net unrealized appreciation of $127,142,156.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $17,053,294 and the collateral received consisted of cash in the amount of $17,807,751 and non-cash collateral with a value of $163,241. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statements of Assets and Liabilities.
(b)	Represents investment of collateral received from securities lending transactions.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
IPO	- Initial Public Offering.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$30,336,902	$—	$—	$30,336,902
Biotechnology	4,758,651	—	—	4,758,651
Capital Markets	20,940,185	—	—	20,940,185
Chemicals	38,436,195	—	—	38,436,195
Commercial & Professional Services	22,877,709	21,353,271	—	44,230,980
Construction Materials	10,923,061	—	—	10,923,061
Diversified Consumer Services	11,289,180	—	—	11,289,180
Diversified Financial Services	46,652,207	—	—	46,652,207
Food Products	18,943,235	—	—	18,943,235
Health Care Equipment & Supplies	40,341,367	—	—	40,341,367
Hotels, Restaurants & Leisure	56,601,207	2,388,342	—	58,989,549
Household Durables	14,015,166	—	—	14,015,166
Internet & Catalog Retail	47,273,364	—	—	47,273,364
Internet Software & Services	10,093,825	7,555,275	—	17,649,100
IT Services	32,540,935	—	—	32,540,935
Life Sciences Tools & Services	35,164,136	—	—	35,164,136
Machinery	—	16,216,097	—	16,216,097
Media	26,155,541	16,391,447	—	42,546,988
Metals & Mining	12,045,660	6,515,576	—	18,561,236
Multiline Retail	16,995,958	—	—	16,995,958
Oil, Gas & Consumable Fuels	31,243,206	—	—	31,243,206
Personal Products	—	12,006,823	—	12,006,823
Professional Services	31,063,262	15,844,627	—	46,907,889
Semiconductors & Semiconductor Equipment	14,408,132	—	—	14,408,132
Software	93,466,124	—	—	93,466,124
Textiles, Apparel & Luxury Goods	10,185,549	—	—	10,185,549
Trading Companies & Distributors	11,361,632	—	—	11,361,632
Wireless Telecommunication Services	11,082,812	—	—	11,082,812
Total Common Stocks	699,195,201	98,271,458	—	797,466,659

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Total Preferred Stocks*	$—	$—	$6,827,249	$6,827,249
Short-Term Investments
Mutual Funds	17,807,751	—	—	17,807,751
Repurchase Agreement	—	23,020,000	—	23,020,000
Total Short-Term Investments	17,807,751	23,020,000	—	40,827,751
Total Investments	$717,002,952	$121,291,458	$6,827,249	$845,121,659

*	See Schedule of Investments for additional detail categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Net transfers out of Level 3	Balance as of December 31, 2010	Change in Unrealized Appreciation/ (Depreciation) for Investments still held at December 31, 2010
Common Stocks
Pharmaceuticals	$984,544	$(521,361)	$—	$(463,183)	$—	$—
Preferred Stocks
Automobiles	—	—	741,720	—	741,720	—
Internet Software & Services	—	—	6,085,529	—	6,085,529	—

Total	$984,544	$(521,361)	$6,827,249	$(463,183)	$6,827,249	$—

Common Stocks in the amount of $463,183 were transfered out of Level 3 due to the initiation of a vendor quote.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$822,101,659
Repurchase Agreement	23,020,000
Cash	524
Cash denominated in foreign currencies (c)	63,794
Receivable for shares sold	310,984
Dividends receivable	256,960

Total assets	845,753,921

Liabilities
Payables for:
Shares redeemed	1,110,118
Collateral for securities loaned	17,807,751
Accrued Expenses:
Management fees	443,737
Distribution and service fees - Class B	49,668
Distribution and service fees - Class E	2,554
Administration fees	3,909
Custodian and accounting fees	15,264
Deferred trustees’ fees	16,302
Other expenses	110,980

Total liabilities	19,560,283

Net Assets	$826,193,638

Net Assets Represented by
Paid in surplus	$1,144,399,262
Accumulated net realized gain	(451,377,749)
Unrealized appreciation on investments and foreign currency transactions	129,736,782
Undistributed net investment income	3,435,343

Net Assets	$826,193,638

Net Assets
Class A	$567,515,347
Class B	237,880,543
Class E	20,797,748
Capital Shares Outstanding*
Class A	47,647,005
Class B	20,559,818
Class E	1,779,756
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.91
Class B	11.57
Class E	11.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $692,365,247.
(b)	Includes securities loaned at value of $17,053,294.
(c)	Identified cost of cash denominated in foreign currencies was $63,378.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$6,925,577
Interest (b)	322,779

Total investment income	7,248,356

Expenses
Management fees	3,481,355
Administration fees	33,128
Deferred expense reimbursement	156,247
Custodian and accounting fees	124,328
Distribution and service fees - Class B	424,778
Distribution and service fees - Class E	18,016
Audit and tax services	47,626
Legal	69,231
Trustees’ fees and expenses	24,650
Shareholder reporting	255,738
Insurance	2,993
Miscellaneous	9,841

Total expenses	4,647,931
Less management fee waiver	(67,123)

Net expenses	4,580,808

Net investment income	2,667,548

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	119,254,804
Foreign currency transactions	746,342

Net realized gain on investments and foreign currency transactions	120,001,146

Net change in unrealized appreciation on:
Investments	20,640,479
Foreign currency transactions	338

Net change in unrealized appreciation on investments and foreign currency transactions	20,640,817

Net realized and unrealized gain on investments and foreign currency transactions	140,641,963

Net Increase in Net Assets from Operations	$143,309,511

(a)	Net of foreign withholding taxes of $509,238.
(b)	Includes net income on securities loaned of $326,001.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,667,548	$45,455
Net realized gain on investments and foreign currency transactions	120,001,146	305,811
Net change in unrealized appreciation on investments and foreign currency transactions	20,640,817	45,019,047

Net increase in net assets resulting from operations	143,309,511	45,370,313

Distributions to Shareholders
From net investment income
Class A	(38,454)	(4,077)
Class B	(6,879)	—
Class E	—	—
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(45,333)	(4,077)

Net increase in net assets from capital share transactions	553,668,011	9,519,563

Net Increase in Net Assets	696,932,189	54,885,799
Net assets at beginning of period	129,261,449	74,375,650

Net assets at end of period	$826,193,638	$129,261,449

Undistributed net investment income at end of period	$3,435,343	$37,812

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,289,999	$13,501,222	153,400	$1,129,797
Shares issued through acquisition	48,191,480	483,842,455	—	—
Reinvestments	3,884	38,454	658	4,077
Redemption	(4,251,615)	(43,476,373)	(599,378)	(4,200,627)

Net increase (decrease)	45,233,748	$453,905,758	(445,320)	$(3,066,753)

Class B
Sales	4,218,294	$42,134,575	3,882,682	$26,916,046
Shares issued through acquisition	6,954,679	67,947,214	—	—
Reinvestments	714	6,879	—	—
Redemptions	(2,889,448)	(28,039,700)	(2,036,529)	(14,329,730)

Net increase	8,284,239	$82,048,968	1,846,153	$12,586,316

Class E*
Sales	226,620	$2,465,333	—	$—
Shares issued through acquisition	1,880,909	18,545,759	—	—
Redemptions	(327,773)	(3,297,807)	—	—

Net increase	1,779,756	$17,713,285	—	$—

Increase derived from capital shares transactions		$553,668,011		$9,519,563

*	Commencement of operations—04/27/2010

See accompanying notes to financial statements.

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Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$9.01	$5.71		$11.82	$10.44	$10.19

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.07	0.02		0.02	0.05	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.85	3.28		(5.10)	2.29	0.90

Total From Investment Operations	2.92	3.30		(5.08)	2.34	0.89

Less Distributions
Distributions from Net Investment Income	(0.02)	(0.00	)++	(0.15)	—	—
Distributions from Net Realized Capital Gains	—	—		(0.88)	(0.96)	(0.64)

Total Distributions	(0.02)	(0.00	)++	(1.03)	(0.96)	(0.64)

Net Asset Value, End of Period	$11.91	$9.01		$5.71	$11.82	$10.44

Total Return (%)	32.41	57.83		(46.67)	23.84	8.65

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.80	0.90		0.89	0.88	1.08
Ratio of Net Expenses to Average Net Assets (%)(c)	0.78	0.90		0.89	0.88	0.90
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.63	0.24		0.25	0.46	(0.08)
Portfolio Turnover Rate (%)	47.8	32.8		38.1	62.0	226.6
Net Assets, End of Period (in millions)	$567.5	$21.7		$16.3	$29.6	$24.0

	Class B
	Year Ended December 31,
	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$8.76		$5.57		$11.55	$10.25	$10.04

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.02		0.00	+	(0.00)+	0.02	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.79		3.19		(4.97)	2.24	0.88

Total From Investment Operations	2.81		3.19		(4.97)	2.26	0.85

Less Distributions
Distributions from Net Investment Income	(0.00	)++	—		(0.13)	—	—
Distributions from Net Realized Capital Gains	—		—		(0.88)	(0.96)	(0.64)

Total Distributions	(0.00	)++	—		(1.01)	(0.96)	(0.64)

Net Asset Value, End of Period	$11.57		$8.76		$5.57	$11.55	$10.25

Total Return (%)	32.09		57.27		(46.75)	23.48	8.37

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.05		1.15		1.14	1.14	1.34
Ratio of Net Expenses to Average Net Assets (%)(c)	1.03		1.15		1.14	1.13	1.15
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.24		0.00	++	(0.03)	0.19	(0.30)
Portfolio Turnover Rate (%)	47.8		32.8		38.1	62.0	226.6
Net Assets, End of Period (in millions)	$237.9		$107.5		$58.0	$81.5	$54.8

Please see the following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Period Ended December 31, 2010(b)
Net Asset Value, Beginning of Period	$9.71

Income from Investment Operations
Net Investment Income(a)	0.04
Net Realized and Unrealized Loss on Investments	1.94

Total From Investment Operations	1.98

Less Distributions
Distributions from Net Investment Income	—
Distributions from Net Realized Capital Gains	—

Total Distributions	—

Net Asset Value, End of Period	$11.69

Total Return (%)	20.39

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.95	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.93	*
Ratio of Net Investment Income to Average Net Assets (%)	0.50	*
Portfolio Turnover Rate (%)	47.8
Net Assets, End of Period (in millions)	$20.8

*	Annualized
+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—04/27/2010.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (formerly Van Kampen Mid Cap Growth Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Morgan Stanley Investment Management Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$3,481,355	0.70%	First $200 Million

	0.65%	$200 Million to $500 Million

	0.625%	Over $500 Million

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2010, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets less than or equal to $200 million and those in excess of $500 million but less than $750 million. In connection with this change in the subadvisory fee, the Adviser voluntarily agreed to limit the management fee to the annual rate of 0.65% for the first $200 million of the Portfolio’s average daily net assets. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.90%	1.15%	1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expenses deferred in 2010 and $156,247 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2005, which were recovered during the year ended December 31, 2010 was $22,419. The amount of expenses deferred in 2006, which were recovered during the year ended December 31, 2010 was $127,383. The amount of expenses deferred in 2007, which were recovered during the year ended December 31, 2010 was $6,445. There are no further expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the year ended December 31, 2010 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected

16

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolios, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$273,053,651	$—	$251,658,198

The purchases and sales amounts exclude transition trades related to the merger of $510,374,022 and $523,702,247, respectively.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Acquisition

At the close of business on April 30, 2010, the Portfolio, with aggregate Class A, Class B and Class E net assets of $23,327,535, $124,098,506 and $1,015, respectively, acquired all of the assets and liabilities of FI Mid Cap Opportunities Portfolio of the Metropolitan Series Fund, Inc. (“FI Mid Cap”). The acquisition was accomplished by a tax-free exchange of 48,191,480 Class A shares of the Portfolio (valued at $483,842,455) for 35,884,974 Class A shares of FI Mid Cap, 6,954,679 Class B shares of the Portfolio (valued at $67,947,214) for 5,156,153 of Class B shares of FI Mid Cap and 1,880,909 Class E shares of the Portfolio (valued at $18,545,759) for 1,391,511 Class E shares of FI Mid Cap. FI Mid Cap then distributed the Class A, B and E shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because FI Mid Cap had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. FI Mid Cap’s net assets on April 30, 2010, were $483,842,455, $67,947,214 and $18,545,759 for Class A, Class B and Class E, respectively, including investments valued at $540,212,782 with a cost basis of $435,057,033. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from FI Mid Cap were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $537,593,548 in capital loss carry forwards from FI Mid Cap.

The net assets of the Portfolio immediately after the acquisition were $717,762,484, which included $105,155,748 of acquired unrealized appreciation and $1,400,330 of acquired distributions in excess of net investment income.

17

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Acquisition - continued

Assuming the acquisition had been completed on January 1, 2010, the Portfolio’s pro-forma results of operations for the year ended December 31, 2010 are as follows:

(Unaudited)

Net Investment income	$1,599,740(a)

Net realized and unrealized gain (loss) on

Investments and foreign currency transactions	279,922,568(b)

Net increase in assets from operations	$281,522,308

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of FI Mid Cap that have been included in the Portfolio’s Statement of Operations since April 30, 2010.

(a) $2,667,548 as reported plus $(1,400,330) FI Mid Cap pre-merger, plus $282,870 in lower Advisory fees, plus $49,652 of pro-forma eliminated other expenses.

(b) $140,641,963 as reported plus $139,280,605 FI Mid Cap pre-merger.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$45,333	$4,077	$—	$—	$45,333	$4,077

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$6,649,070	$21,230,777	$127,142,526	$(473,211,695)	$(318,189,322)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2015		Expiring 12/31/2016		Total

$265,131,627	*	$208,080,068	*	$473,211,695

*	The Portfolio acquired capital losses in the merger with FI Mid Cap on April 30, 2010, which are subject to a first year limitation of $64,381,853.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

18

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

19

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Morgan Stanley Mid Cap Growth Portfolio (formerly, Van Kampen Mid Cap Growth Portfolio), one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Morgan Stanley Mid Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Morgan Stanley Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

24

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Morgan Stanley Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the same periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

25

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Morgan Stanley Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and slightly above the Expense Universe and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, Inc., was merged into the Portfolio the previous year and considered the impact of such merger on the Portfolio’s expenses. The Board also noted that, in conjunction with the merger, the Adviser had negotiated a reduction to the Portfolio’s sub-advisory fee schedule by lowering the levels at which certain breakpoints took effect. The Board also took into consideration that the Adviser is waiving an additional portion of its advisory fee on assets below $200 million in order for shareholders to benefit from the fee reduction being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

26

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Morgan Stanley Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

27

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the Oppenheimer Capital Appreciation Portfolio returned 9.68%, 9.40%, and 9.41%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 16.71%.

Market Environment/Conditions

Over the first few months of the reporting period, U.S. stocks generally continued to rally in response to an economic recovery that began early in 2009. Improving manufacturing activity and a rebound in corporate earnings helped bolster the confidence of consumers, businesses and investors, but the rebound proved more sluggish than most previous recoveries, due to stubbornly high unemployment and weakness in the housing market. Nonetheless, improving investor sentiment helped sustain a stock market rally through April 2010. However, the rally was led by smaller, more speculative stocks that had been severely beaten down during the financial crisis.

The investment climate changed significantly in May. A sovereign debt crisis arose in Europe, where Greece in particular struggled to finance its heavy debt load, focusing attention on the similar problems of European nations such as Ireland, Spain, Hungary and others. Although the International Monetary Fund and the European Union came to Greece’s aid, investors worried that other nations might succumb to the same fiscal pressures. Robust economic growth in China seemed to spark local inflationary pressures, and investors worried that remedial measures might choke off a major engine of the global recovery. Economic concerns also intensified in the United States, where employment gains remained modest, real estate markets continued to struggle and consumers were reluctant to spend. In addition, investors responded nervously to uncertainty surrounding financial reform legislation and a catastrophic oil spill in the Gulf of Mexico.

Equities closed out the period strongly, as the S&P 500 Index had one of its best September months on record, and continued to rally through the end of the reporting period.

Portfolio Review/Current Positioning

During the reporting period, the Portfolio underperformed the Index primarily within the Materials, Financials and Consumer Discretionary sectors, as a result of weaker relative stock selection. On an absolute level, the Portfolio realized slight negative returns in only two sectors—Materials and Financials. Within Materials, an overweight position in Monsanto Co. detracted from results as did an underweight position in the metals and mining subsector, which performed well for the Index during the period. We exited our position in Monsanto by period end. In Financials, an overweight position in the diversified financials subsector was the greatest detractor from performance. Within that subsector, Credit Suisse Group AG (Switzerland), Goldman Sachs Corp. and Charles Schwab Corp. underperformed. We exited our position in all three holdings by period end. In the Consumer Discretionary sector, underweight positions in the automobiles and components subsector and the consumer services subsector, both of which performed well for the Index, detracted from performance.

The Portfolio outperformed the Index within the Telecommunication services and Utilities sectors during the period. In absolute terms, the Portfolio realized positive returns across Industrials, Consumer Discretionary, Information Technology, Consumer Staples, Energy and Telecommunications sectors. The Portfolio outperformed in the Telecommunication services sector due to its overweight position in NII Holdings, Inc., which performed well during the reporting period. Not holding securities in the Utilities sector, which produced a negative total return for the Index, also produced positive results for the Portfolio. Other individual contributors to performance during the period included overweight positions in Information Technology stocks Microsoft Corp. and Broadcom Corp., Industrials stocks Joy Global, Inc. and Parker Hannifin Corp., and Health Care holding Novo Nordisk AS.

As of the reporting period’s end, the Portfolio had its largest overweight positions in the Health Care and Financials sectors, and its greatest underweight positions in the Consumer Discretionary, Energy, Industrials and Materials sectors.

Julie Van Cleave, CFA

Portfolio Manager

OppenheimerFunds, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Apple, Inc.	5.1
QUALCOMM, Inc.	3.8
Google, Inc. - Class A	3.6
Oracle Corp.	2.6
Occidental Petroleum Corp.	2.3
Cisco Systems, Inc.	2.0
Juniper Networks, Inc.	2.0
ConocoPhillips Co.	1.8
Schlumberger, Ltd.	1.8
Emerson Electric Co.	1.7

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	18.5
Communications	18.5
Industrials	15.6
Technology	13.1
Cyclical	9.7
Energy	9.0
Short-Term Investments	6.2
Financials	5.4
Basic Materials	4.0

2

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Oppenheimer Capital Appreciation Portfolio managed by

OppenheimerFunds, Inc. vs. Russell 1000 Growth Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
Oppenheimer Capital Appreciation Portfolio—Class A	9.68%	1.10%	1.57%
Class B	9.40%	0.89%	(0.35)%
Class E	9.41%	0.97%	2.57%
Russell 1000 Growth Index[1]	16.71%	3.75%	0.23%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within Russell 1000 companies, that have higher price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 5/2/05. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.66%	$1,000.00	$1,241.40	$3.73
Hypothetical*	0.66%	1,000.00	1,021.88	3.36

Class B
Actual	0.91%	$1,000.00	$1,240.30	$5.14
Hypothetical*	0.91%	1,000.00	1,020.62	4.63

Class E
Actual	0.81%	$1,000.00	$1,240.40	$4.57
Hypothetical*	0.81%	1,000.00	1,021.12	4.13

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 99.6%
Aerospace & Defense - 2.8%
Goodrich Corp.	132,860	$11,700,980
United Technologies Corp.	113,240	8,914,253

		20,615,233

Air Freight & Logistics - 1.3%
United Parcel Service, Inc. - Class B	129,620	9,407,820

Beverages - 1.5%
Brown-Forman Corp. - Class B	21,290	1,482,210
PepsiCo, Inc.	149,160	9,744,623

		11,226,833

Biotechnology - 1.3%
Celgene Corp.*	158,270	9,360,088

Chemicals - 2.5%
Ecolab, Inc.	148,280	7,476,278
Praxair, Inc.	116,430	11,115,572

		18,591,850

Commercial Banks - 2.4%
U.S. Bancorp	339,520	9,156,854
Wells Fargo & Co.	279,910	8,674,411

		17,831,265

Communications Equipment - 7.8%
Cisco Systems, Inc.*	736,610	14,901,620
Juniper Networks, Inc.*	401,220	14,813,043
QUALCOMM, Inc.	567,910	28,105,866

		57,820,529

Computers & Peripherals - 5.1%
Apple, Inc.*	117,070	37,762,099

Diversified Financial Services - 3.3%
BM&F BOVESPA S.A.	798,940	6,320,767
CME Group, Inc. - Class A	18,310	5,891,242
IntercontinentalExchange, Inc.*	44,970	5,358,176
JPMorgan Chase & Co.	165,580	7,023,904

		24,594,089

Electrical Equipment - 2.8%
ABB, Ltd.*	371,076	8,294,063
Emerson Electric Co.	224,250	12,820,373

		21,114,436

Electronic Equipment, Instruments & Components - 1.3%
Corning, Inc.	484,420	9,358,994

Energy Equipment & Services - 3.1%
Halliburton Co.	248,990	10,166,262
Schlumberger, Ltd.	157,690	13,167,115

		23,333,377

Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	147,150	10,625,701

Security Description	Shares	Value

Food Products - 4.7%
Danone S.A.	145,800	$9,178,531
General Mills, Inc.	227,595	8,100,106
Nestle S.A.	182,828	10,718,209
Unilever N.V.	228,022	7,110,066

		35,106,912

Health Care Equipment & Supplies - 2.1%
Baxter International, Inc.	167,730	8,490,493
Stryker Corp.(a)	135,330	7,267,221

		15,757,714

Health Care Providers & Services - 2.3%
Express Scripts, Inc.*	148,860	8,045,883
Medco Health Solutions, Inc.*	143,760	8,808,175

		16,854,058

Hotels, Restaurants & Leisure - 1.6%
McDonald’s Corp.	153,540	11,785,730

Household Products - 1.3%
Colgate-Palmolive Co.	122,620	9,854,969

Internet & Catalog Retail - 1.5%
Amazon.com, Inc.*(a)	60,065	10,811,700

Internet Software & Services - 5.9%
Akamai Technologies, Inc.*(a)	178,030	8,376,311
eBay, Inc.*	318,520	8,864,412
Google, Inc. - Class A*	45,100	26,788,047

		44,028,770

IT Services - 3.4%
Cognizant Technology Solutions Corp. - Class A*	132,840	9,735,843
International Business Machines Corp.	54,580	8,010,161
Visa, Inc. - Class A(a)	110,470	7,774,879

		25,520,883

Life Sciences Tools & Services - 2.3%
Mettler-Toledo International, Inc.*(a)	35,050	5,299,911
Thermo Fisher Scientific, Inc.*	214,720	11,886,899

		17,186,810

Machinery - 6.1%
Caterpillar, Inc.(a)	128,790	12,062,471
Danaher Corp.(a)	203,740	9,610,416
Joy Global, Inc.	130,850	11,351,238
Parker Hannifin Corp.	144,940	12,508,322

		45,532,447

Media - 2.0%
McGraw-Hill Cos., Inc. (The)(a)	153,650	5,594,396
Walt Disney Co. (The)	252,070	9,455,146

		15,049,542

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Metals & Mining - 1.7%
Barrick Gold Corp.	149,890	$7,971,150
Freeport-McMoRan Copper & Gold, Inc.	39,810	4,780,783

		12,751,933

Multiline Retail - 0.3%
Target Corp.	36,160	2,174,301

Oil, Gas & Consumable Fuels - 6.4%
Chevron Corp.	107,270	9,788,387
ConocoPhillips Co.	197,000	13,415,700
EOG Resources, Inc.	80,350	7,344,794
Occidental Petroleum Corp.	174,920	17,159,652

		47,708,533

Pharmaceuticals - 5.4%
Allergan, Inc.	178,490	12,256,908
Bristol-Myers Squibb Co.	335,890	8,894,367
Novo Nordisk A.S. - Class B	102,528	11,565,846
Roche Holdings AG	51,017	7,484,713

		40,201,834

Road & Rail - 1.3%
Union Pacific Corp.	104,880	9,718,181

Semiconductors & Semiconductor Equipment - 1.7%
Broadcom Corp. - Class A	281,670	12,266,728

Software - 4.8%
Intuit, Inc.*(a)	144,770	7,137,161
Oracle Corp.	627,490	19,640,437
VMware, Inc. - Class A*(a)	96,440	8,574,480

		35,352,078

Specialty Retail - 3.1%
Bed Bath & Beyond, Inc.*	162,590	7,991,299
O’Reilly Automotive, Inc.*	120,820	7,299,944
TJX Cos., Inc. (The)	168,910	7,497,915

		22,789,158

Textiles, Apparel & Luxury Goods - 3.9%
Coach, Inc.	178,600	9,878,366
NIKE, Inc. - Class B(a)	127,310	10,874,820
Polo Ralph Lauren Corp.(a)	74,000	8,208,080

		28,961,266

Wireless Telecommunication Services - 1.2%
NII Holdings, Inc.*	197,660	8,827,496

Total Common Stocks (Cost $605,548,099)		739,883,357

Short-Term Investments - 6.6%
Mutual Funds - 6.3%
State Street Navigator Securities Lending Prime Portfolio(b)	47,085,792	47,085,792

Security Description	Par Amount	Value

Repurchase Agreement - 0.3%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $1,857,002 on 01/03/11 collateralized by $1,975,000 Federal National Mortgage Association at 3.420% due 11/24/20 with a value of $1,898,469.	$1,857,000	$1,857,000

Total Short-Term Investments (Cost $48,942,792)		48,942,792

Total Investments - 106.2% (Cost $654,490,891#)		788,826,149

Other Assets and Liabilities (net) - (6.2)%		(45,747,307)

Net Assets - 100.0%		$743,078,842

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $657,590,294. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $143,675,264 and $12,439,409, respectively, resulting in a net unrealized appreciation of $131,235,855.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $45,823,762 and the collateral received consisted of cash in the amount of $47,085,792. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$20,615,233	$—	$—	$20,615,233
Air Freight & Logistics	9,407,820	—	—	9,407,820
Beverages	11,226,833	—	—	11,226,833
Biotechnology	9,360,088	—	—	9,360,088
Chemicals	18,591,850	—	—	18,591,850
Commercial Banks	17,831,265	—	—	17,831,265
Communications Equipment	57,820,529	—	—	57,820,529
Computers & Peripherals	37,762,099	—	—	37,762,099
Diversified Financial Services	24,594,089	—	—	24,594,089
Electrical Equipment	12,820,373	8,294,063	—	21,114,436
Electronic Equipment, Instruments & Components	9,358,994	—	—	9,358,994
Energy Equipment & Services	23,333,377	—	—	23,333,377
Food & Staples Retailing	10,625,701	—	—	10,625,701
Food Products	8,100,106	27,006,806	—	35,106,912
Health Care Equipment & Supplies	15,757,714	—	—	15,757,714
Health Care Providers & Services	16,854,058	—	—	16,854,058
Hotels, Restaurants & Leisure	11,785,730	—	—	11,785,730
Household Products	9,854,969	—	—	9,854,969
Internet & Catalog Retail	10,811,700	—	—	10,811,700
Internet Software & Services	44,028,770	—	—	44,028,770
IT Services	25,520,883	—	—	25,520,883
Life Sciences Tools & Services	17,186,810	—	—	17,186,810
Machinery	45,532,447	—	—	45,532,447
Media	15,049,542	—	—	15,049,542
Metals & Mining	12,751,933	—	—	12,751,933
Multiline Retail	2,174,301	—	—	2,174,301
Oil, Gas & Consumable Fuels	47,708,533	—	—	47,708,533
Pharmaceuticals	21,151,275	19,050,559	—	40,201,834
Road & Rail	9,718,181	—	—	9,718,181

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$12,266,728	$—	$—	$12,266,728
Software	35,352,078	—	—	35,352,078
Specialty Retail	22,789,158	—	—	22,789,158
Textiles, Apparel & Luxury Goods	28,961,266	—	—	28,961,266
Wireless Telecommunication Services	8,827,496	—	—	8,827,496
Total Common Stocks	685,531,929	54,351,428	—	739,883,357
Short-Term Investments
Mutual Funds	47,085,792	—	—	47,085,792
Repurchase Agreement	—	1,857,000	—	1,857,000
Total Short-Term Investments	47,085,792	1,857,000	—	48,942,792
Total Investments	$732,617,721	$56,208,428	$—	$788,826,149

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$786,969,149
Repurchase Agreement	1,857,000
Cash	713
Cash denominated in foreign currencies (c)	1,181,273
Receivable for shares sold	127,992
Dividends receivable	750,820

Total assets	790,886,947

Liabilities
Payables for:
Shares redeemed	155,109
Collateral for securities loaned	47,085,792
Accrued Expenses:
Management fees	375,225
Distribution and service fees - Class B	74,754
Distribution and service fees - Class E	624
Administration fees	3,537
Custodian and accounting fees	10,350
Deferred trustees’ fees	16,302
Other expenses	86,412

Total liabilities	47,808,105

Net Assets	$743,078,842

Net Assets Represented by
Paid in surplus	$850,362,799
Accumulated net realized loss	(243,424,862)
Unrealized appreciation on investments and foreign currency transactions	134,413,141
Undistributed net investment income	1,727,764

Net Assets	$743,078,842

Net Assets
Class A	$384,302,724
Class B	353,818,757
Class E	4,957,361
Capital Shares Outstanding*
Class A	62,304,131
Class B	58,133,209
Class E	807,039
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$6.17
Class B	6.09
Class E	6.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $652,633,891.
(b)	Includes securities loaned at value of $45,823,762.
(c)	Identified cost of cash denominated in foreign currencies was $1,129,562.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$7,772,585
Interest (b)	131,426

Total investment income	7,904,011

Expenses
Management fees	4,302,503
Administration fees	44,380
Custodian and accounting fees	134,738
Distribution and service fees - Class B	834,378
Distribution and service fees - Class E	7,060
Audit and tax services	35,081
Legal	49,200
Trustees’ fees and expenses	24,557
Shareholder reporting	119,531
Insurance	4,949
Miscellaneous	12,825

Total expenses	5,569,202

Net investment income	2,334,809

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized loss on:
Investments	(5,829,810)
Foreign currency transactions	(10,880)

Net realized loss on investments and foreign currency transactions	(5,840,690)

Net change in unrealized appreciation on:
Investments	65,983,309
Foreign currency transactions	70,132

Net change in unrealized appreciation on investments and foreign currency transactions	66,053,441

Net realized and unrealized gain on investments and foreign currency transactions	60,212,751

Net Increase in Net Assets from Operations	$62,547,560

(a)	Net of foreign withholding taxes of $230,622.
(b)	Includes net income on securities loaned of $130,785.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,334,809	$1,991,461
Net realized loss on investments and foreign currency related transactions	(5,840,690)	(81,473,955)
Net change in unrealized appreciation on investments and foreign currency related transactions	66,053,441	320,831,563

Net increase in net assets resulting from operations	62,547,560	241,349,069

Distributions to Shareholders
From net investment income
Class A	(2,574,087)	—
Class B	(1,488,387)	—
Class E	(26,076)	—
From net investment income
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(4,088,550)	—

Net decrease in net assets from capital share transactions	(83,988,610)	(47,964,231)

Net Increase (Decrease) in Net Assets	(25,529,600)	193,384,838
Net assets at beginning of period	768,608,442	575,223,604

Net assets at end of period	$743,078,842	$768,608,442

Undistributed net investment income at end of period	$1,727,764	$2,320,022

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	1,399,004	$7,857,255	1,982,408	$9,020,751
Reinvestments	433,348	2,574,087	—	—
Redemptions	(12,291,992)	(67,403,129)	(8,684,096)	(39,506,113)

Net decrease	(10,459,640)	$(56,971,787)	(6,701,688)	$(30,485,362)

Class B
Sales	4,722,162	$25,829,448	6,850,597	$30,979,459
Reinvestments	253,558	1,488,387	—	—
Redemptions	(9,758,004)	(53,794,226)	(10,861,164)	(48,999,408)

Net decrease	(4,782,284)	$(26,476,391)	(4,010,567)	$(18,019,949)

Class E
Sales	250,275	$1,397,259	591,021	$2,700,811
Reinvestments	4,405	26,076	—	—
Redemptions	(360,908)	(1,963,767)	(474,820)	(2,159,731)

Net increase (decrease)	(106,228)	$(540,432)	116,201	$541,080

Decrease derived from capital shares transactions		$(83,988,610)		$(47,964,231)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$5.66	$3.93	$9.94	$9.27	$8.69

Income (Loss) from Investment Operations
Net Investment Income(a)	0.02	0.02	0.02	0.03	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.53	1.71	(3.49)	1.26	0.66

Total From Investment Operations	0.55	1.73	(3.47)	1.29	0.68

Less Distributions
Distributions from Net Investment Income	(0.04)	—	(0.31)	(0.01)	(0.03)
Distributions from Net Realized Capital Gains	—	—	(2.23)	(0.61)	(0.07)

Total Distributions	(0.04)	—	(2.54)	(0.62)	(0.10)

Net Asset Value, End of Period	$6.17	$5.66	$3.93	$9.94	$9.27

Total Return (%)	9.68	44.02	(45.80)	14.45	7.81

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.66	0.67	0.62	0.62	0.65
Ratio of Net Expenses to Average Net Assets (%)(b)	0.66	0.67	0.62	0.62	0.65
Ratio of Net Investment Income to Average Net Assets (%)	0.44	0.42	0.38	0.33	0.22
Portfolio Turnover Rate (%)	57.8	45.4	84.4	70.8	60.7
Net Assets, End of Period (in millions)	$384.3	$411.9	$312.0	$124.7	$505.6

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$5.59	$3.89	$9.86	$9.20	$8.62

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	0.01	0.01	0.01	0.00 +	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.51	1.69	(3.47)	1.27	0.67

Total from Investment Operations	0.52	1.70	(3.46)	1.27	0.66

Less Distributions
Distributions from Net Investment Income	(0.02)	—	(0.28)	—	(0.01)
Distributions from Net Realized Capital Gains	—	—	(2.23)	(0.61)	(0.07)

Total Distributions	(0.02)	—	(2.51)	(0.61)	(0.08)

Net Asset Value, End of Period	$6.09	$5.59	$3.89	$9.86	$9.20

Total Return (%)	9.40	43.70	(45.94)	14.29	7.62

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.91	0.92	0.88	0.89	0.90
Ratio of Net Expenses to Average Net Assets (%)(b)	0.91	0.92	0.88	0.89	0.90
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	0.19	0.17	0.12	0.03	(0.06)
Portfolio Turnover Rate (%)	57.8	45.4	84.4	70.8	60.7
Net Assets, End of Period (in millions)	$353.8	$351.6	$260.1	$553.3	$535.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$5.64	$3.92	$9.93	$9.25	$8.68

Income (Loss) from Investment Operations
Net Investment Income(a)	0.02	0.01	0.01	0.01	0.00 +
Net Realized and Unrealized Gain (Loss) on Investments	0.51	1.71	(3.49)	1.28	0.67

Total From Investment Operations	0.53	1.72	(3.48)	1.29	0.67

Less Distributions
Distributions from Net Investment Income	(0.03)	—	(0.30)	(0.00)++	(0.03)
Distributions from Net Realized Capital Gains	—	—	(2.23)	(0.61)	(0.07)

Total Distributions	(0.03)	—	(2.53)	(0.61)	(0.10)

Net Asset Value, End of Period	$6.14	$5.64	$3.92	$9.93	$9.25

Total Return (%)	9.41	43.88	(45.91)	14.48	7.68

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.81	0.82	0.78	N/A	0.80
Ratio of Net Expenses to Average Net Assets (%)(b)	0.81	0.82	0.78	0.80	0.80
Ratio of Net Investment Income to Average Net Assets (%)	0.29	0.26	0.22	0.13	0.03
Portfolio Turnover Rate (%)	57.8	45.4	84.4	70.8	60.7
Net Assets, End of Period (in millions)	$5.0	$5.1	$3.1	$6.2	$2.5

+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

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Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with OppenheimerFunds, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$4,302,503	0.65%	First $150 Million

	0.625%	$150 Million to $300 Million

	0.60%	$300 Million to $500 Million

	0.55%	$500 Million to $700 Million

	0.525%	$700 Million to $900 Million

	0.50%	Over $900 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Expense Limitation Agreement
Class A	Class B	Class E

0.75%	1.00%	0.90%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2010, there was no longer an expense cap for the Portfolio, and as of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating

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Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$407,068,931	$—	$478,088,803

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$4,088,550	$—	$—	$—	$4,088,550	$—

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$1,744,064	$—	$131,313,743	$(240,325,462)	$(107,267,655)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$140,690,487	$83,080,890	$16,554,085	$240,325,462

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Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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Oppenheimer Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oppenheimer Capital Appreciation Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Oppenheimer Capital Appreciation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

23

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Oppenheimer Capital Appreciation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the same periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including any plans to address the performance of the Portfolio. The Board also noted the recent portfolio manager change with respect to the Portfolio. The Board concluded that the Portfolio’s performance is being addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

24

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Oppenheimer Capital Appreciation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Oppenheimer Capital Appreciation Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the

25

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are in line with the asset-weighted average of comparable funds at asset levels up to $650 million, after which the Portfolio’s management fees are below the asset-weighted average of comparable funds. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Met Investors Series Trust PIMCO Inflation Protected Bond Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 8.00%, 7.76%, and 7.90%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. TIPS Index1, returned 6.31%.

Market Environment/Conditions

At the start of 2010, investors sought the relative safety of U.S. bonds amid concern about sovereign debt risk, especially in Greece and other peripheral Eurozone economies as growing budget shortfalls in Greece, Spain and Portugal raised fears that the region might derail the global economy’s recovery from the crisis that began in 2008. Policymakers wrestled with how long to sustain stimulus programs designed to mitigate the global recession but which threatened to undermine public finances or stoke inflation.

While the Federal Reserve (Fed) kept its main policy rate unchanged, it concluded its $1.25 trillion Agency mortgage purchase program in March and also ended the subscription period for purchasing consumer asset-backed securities. Weakening economic indicators through the balance of the year, however, led to the Fed’s announcement of Quantitative Easing II and the Obama Administration’s surprise stimulus package involving corporate and individual tax breaks.

Treasury Inflation Protected Securities (TIPS) gained 6.31% for the entire year as represented by the Barclays Capital U.S. TIPS Index. Over the year, the real yield curve steepened as shorter maturity real yields declined more than long-dated yields. Real coupons hurt returns but positive inflation accruals more than compensated despite cyclical disinflationary pressures.

Breakeven inflation levels seesawed during the year, hitting lows in August before widening by year-end across all maturities to the levels of the beginning of the year. Shorter maturity TIPS rallied during the latter half of the year largely on the declining strength of the U.S. dollar and its subsequent impact of a rise in commodity prices. Market inflation expectations increased markedly by year-end following the tax cut extensions and its positive impact on potential consumer expenditures and negative impact of rising fiscal deficits.

Portfolio Review/Current Positioning

The Portfolio outperformed its benchmark for the year. Tactical nominal duration positioning in the U.S. was positive for Portfolio performance as rates fell; however, an underweight to real yields in the U.S., relative to the benchmark, detracted from returns as real yields also fell during the period. A curve steepening position in the U.S., implemented via Eurodollar futures, added to returns as prices rose across most money market futures contracts during the year. Holdings of investment-grade corporate securities added to performance as this sector outperformed like-duration Treasuries, as corporate credit fundamentals improved. Exposure to emerging market (“EM”) local instruments was also positive for performance. For the full year, both EM local and external Dollar-denominated bonds outpaced Treasuries. Lastly, exposure to foreign currencies, with an emphasis on the Brazilian Real, added to returns as these appreciated relative to the U.S. Dollar.

With regard to duration positioning at year end, the Portfolio is underweight U.S. real duration given low real yields coupled with stronger near-term GDP growth prospects fueled by recent fiscal/tax stimulus. At year end, the Portfolio had a modest exposure to mortgages, including commercial mortgage backed securities (“CMBS”) and agency mortgages. With regard to credit, the Portfolio maintained its exposure to well-capitalized financial companies that we believe should continue to benefit from a steep yield curve and stronger balance sheets. At year end, the Portfolio also has exposure to emerging market sovereign and corporate credits, such as those in Mexico and Brazil that have strong credit fundamentals. Additionally, the Portfolio has modest currency exposure to countries with sound fiscal conditions and banking systems, such as Brazil, Australia and Canada. Lastly, we also hold a basket of Asian currencies including the Chinese Renminbi, which we believe stand to benefit versus the U.S. Dollar in light of China’s potential currency flexibility.

Mihir P. Worah

Managing Director

Pacific Investment Management Company LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2010

Top Issuers
% of Net Assets
U.S. Treasury Inflation Indexed Bond	44.4
U.S. Treasury Inflation Indexed Note	42.2
Japan Treasury Bill	4.9
Federal National Mortgage Assoc.	3.4
Royal Bank of Scotland plc	3.0
Federal Home Loan Mortgage Corp.	2.2
Westpac Banking Corp.	2.1
General Electric Capital Corp.	2.0
Commonwealth Bank of Australia	1.7
Morgan Stanley	1.6

Top Sectors
% of Market Value of Total Investments
U.S. Government & Agency Obligations	58.2
Domestic Bonds & Debt Securities	18.0
Short-Term Investments	13.6
Asset-Backed Securities	6.3
Foreign Bonds & Debt Securities	3.8
Municipals	0.1

2

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

PIMCO Inflation Protected Bond Portfolio managed by

Pacific Investment Management Company LLC vs. Barclays Capital U.S. TIPS Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
PIMCO Inflation Protected Bond Portfolio—Class A	8.00%	5.94%	5.99%
Class B	7.76%	5.67%	5.73%
Class E	7.90%	—	6.49%
Barclays Capital U.S. TIPS Index[1]	6.31%	5.33%	5.68%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index Securities.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 5/1/03. Inception of Class E shares is 5/1/06. Index returns are based on an inception date of 5/1/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.51%	$1,000.00	$1,024.20	$2.60
Hypothetical*	0.51%	1,000.00	1,022.63	2.60

Class B
Actual	0.76%	$1,000.00	$1,023.40	$3.88
Hypothetical*	0.76%	1,000.00	1,021.37	3.87

Class E
Actual	0.66%	$1,000.00	$1,024.30	$3.37
Hypothetical*	0.66%	1,000.00	1,021.88	3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

U.S. Government & Agency Obligations - 93.1%
Federal Home Loan Mortgage Corp. 0.372%, due 03/09/11(a)	$694,000	$694,236
0.211%, due 12/21/11-12/29/11(a)	50,300,000	50,297,715
0.660%, due 03/15/17(a)	134,101	134,025
0.490%, due 02/15/19(a)	6,050,197	6,059,274
0.410%, due 10/15/20(a)	2,082,259	2,079,576
0.610%, due 12/15/30(a)	142,723	142,836
0.521%, due 08/25/31(a)	96,081	93,483
2.533%, due 01/01/34(a)	206,341	215,307
Federal Home Loan Mortgage Corp. Structured Pass Through Securities 1.542%, due 10/25/44(a)	5,875,641	5,755,916
1.542%, due 02/25/45(a)	1,747,465	1,723,790
Federal National Mortgage Assoc. 1.250%, due 03/14/14	10,700,000	10,647,506
4.020%, due 02/11/15	5,000,000	5,020,175
6.000%, due 03/09/20	10,100,000	10,474,165
5.375%, due 04/11/22	1,700,000	1,794,066
4.500%, due 04/01/23-04/01/24	16,576,264	17,410,258
8.000%, due 07/25/26(j)	13,400,000	13,393,721
6.280%, due 06/15/27	1,000,000	1,048,224
0.411%, due 08/25/34(a)	232,937	223,526
2.710%, due 11/01/34(a)	2,282,185	2,391,089
2.631%, due 05/25/35(a)	1,138,076	1,172,675
1.061%, due 02/25/36(a)	1,625,763	1,625,299
5.500%, due 12/01/36-02/01/37	23,085,861	24,727,250
0.321%, due 12/25/36- 07/25/37(a)	2,379,714	2,348,834
0.641%, due 07/25/37(a)	278,714	280,234
0.611%, due 05/25/42(a)	179,426	179,760
5.950%, due 02/25/44	259,480	285,915
1.542%, due 07/01/44-09/01/44(a)	129,460	129,779
Government National Mortgage Assoc. 0.561%, due 03/20/37(a)	16,356,399	16,320,012
U.S. Treasury Inflation Index Note 1.250%, due 07/15/20(b)	164,365,657	168,526,245
U.S. Treasury Inflation Indexed Bond
2.375%, due 04/15/11-01/15/27	365,580,270	406,188,839
2.000%, due 04/15/12-01/15/26	138,707,035	146,130,808
2.625%, due 07/15/17	106,801,893	121,679,076
1.625%, due 01/15/18	46,872,906	50,216,257

Security Description	Par Amount	Value

U.S. Government & Agency Obligations - continued
1.375%, due 07/15/18	$15,517,260	$16,374,340
1.750%, due 01/15/28	78,265,575	79,867,593
3.625%, due 04/15/28	118,466,152	153,293,305
3.875%, due 04/15/29(b)	127,797,405	171,797,668
3.375%, due 04/15/32	2,094,621	2,713,680
2.125%, due 02/15/40	55,161,630	58,600,627
U.S. Treasury Inflation Indexed Note 3.375%, due 01/15/12	10,592,448	11,079,870
3.000%, due 07/15/12	72,554,897	77,123,606
0.625%, due 04/15/13	20,383,787	21,016,011
1.875%, due 07/15/13-07/15/15	67,674,774	72,839,408
2.000%, due 01/15/14-01/15/16	457,156,411	493,626,177
1.250%, due 04/15/14	69,204,650	72,843,292
1.625%, due 01/15/15	37,453,599	39,984,638
2.500%, due 07/15/16-01/15/29	109,792,267	124,467,279
1.375%, due 01/15/20	61,651,055	64,155,629

Total U.S. Government & Agency Obligations (Cost $2,551,831,391)		2,529,192,994

Domestic Bonds & Debt Securities - 28.7%
Airlines - 0.1%
Southwest Airlines Co. 5.125%, due 03/01/17	1,000,000	1,005,018

Beverages - 0.4%
DanFin Funding, Ltd. 0.989%, due 07/16/13 (144A)(a)(c)	11,600,000	11,619,878

Capital Markets - 3.1%
Banco Mercantil del Norte S.A. 4.375%, due 07/19/15 (144A)(c)	5,600,000	5,685,352
Goldman Sachs Group, Inc. (The) 0.466%, due 02/06/12(a)	1,500,000	1,498,511
Lehman Brothers Holdings, Inc. 5.370%, due 11/24/08(d)	300,000	70,125
1.000%, due 12/23/08(d)	6,300,000	1,472,625
6.200%, due 09/26/14(d)	700,000	165,375
7.000%, due 09/27/27(d)	400,000	94,500
Merrill Lynch & Co., Inc. Series C 0.533%, due 06/05/12(a)	5,300,000	5,252,517
1.764%, due 09/27/12(a)(f)	3,000,000	3,897,068
Series MTN 6.050%, due 08/15/12	22,200,000	23,516,638

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Capital Markets - continued
Morgan Stanley Series 1 1.146%, due 12/01/11(a)	$3,815,000	$3,847,275
Series EMTN 1.357%, due 03/01/13(a)(f)	2,600,000	3,333,253
Series F 0.539%, due 01/09/12(a)	11,340,000	11,334,001
Series GMTN 2.786%, due 05/14/13(a)	14,800,000	15,347,437
0.589%, due 01/09/14(a)	8,925,000	8,618,167

		84,132,844

Chemicals - 0.4%
Dow Chemical Co. (The) 2.536%, due 08/08/11(a)	8,940,000	9,036,784
4.850%, due 08/15/12	2,000,000	2,109,180

		11,145,964

Commercial Banks - 14.4%
ANZ National International, Ltd. 6.200%, due 07/19/13 (144A)(c)	3,600,000	3,965,854
0.724%, due 08/19/14 (144A)(a)(c)	5,000,000	5,040,000
Banco Santander Brazil S.A. 2.523 , due 12/28/11 (144A)(c)(e)(j)	900,000	877,231
Bank of Scotland plc 4.880%, due 04/15/11	2,800,000	2,832,477
Barclays Bank plc 7.434%, due 09/29/49 (144A)(a)(c)	700,000	691,250
BPCE S.A. 2.375%, due 10/04/13 (144A)(c)	10,740,000	10,713,392
Commonwealth Bank of Australia 0.709%, due 07/12/13 (144A)(a)(c)	29,700,000	29,775,379
0.803%, due 06/25/14 (144A)(a)(c)	7,900,000	7,943,031
0.582%, due 09/17/14 (144A)(a)(c)	7,500,000	7,483,530
Dexia Credit Local 0.953%, due 09/23/11 (144A)(a)(c)	2,700,000	2,711,257
0.703%, due 03/05/13 (144A)(a)(c)	4,800,000	4,787,064
0.768%, due 04/29/14 (144A)(a)(c)	32,400,000	32,305,133

Security Description	Par Amount	Value

Commercial Banks - continued
Export-Import Bank of Korea, Series 97 0.510%, due 10/04/11 (144A)(a)(c)	$1,600,000	$1,601,373
ING Bank Australia, Ltd., Series RTD 5.617%, due 06/24/14(a)(g)	800,000	826,521
ING Bank NV 1.103%, due 03/30/12 (144A)(a)(c)	26,100,000	26,019,403
1.609%, due 10/18/13 (144A)(a)(c)	7,300,000	7,295,985
LeasePlan Corp. N.V. 3.000%, due 05/07/12 (144A)(c)	5,200,000	5,344,050
National Australia Bank, Ltd. 5.350%, due 06/12/13 (144A)(c)	3,000,000	3,251,193
0.790%, due 07/08/14 (144A)(a)(c)	15,500,000	15,683,272
NIBC Bank NV 2.800%, due 12/02/14 (144A)(c)	24,000,000	24,760,824
Royal Bank of Scotland plc 1.450%, due 10/20/11 (144A)(c)	25,000,000	25,145,325
3.000%, due 12/09/11 (144A)(c)	2,500,000	2,552,627
2.704%, due 08/23/13(a)	17,500,000	17,782,695
Series EMTN 1.188%, due 04/23/12(a)	800,000	808,272
Series MTN 0.554%, due 03/30/12(a)(c)	36,500,000	36,491,933
Societe Financement de l’Economie Francaise
2.125%, due 01/30/12 (144A)(c)	800,000	812,304
0.489%, due 07/16/12 (144A)(a)(c)	21,500,000	21,559,555
Svenska Handelsbanken AB 1.302%, due 09/14/12 (144A)(a)(c)	8,700,000	8,733,443
UBS AG, Series BKNT 2.250%, due 08/12/13	2,600,000	2,623,837
Wachovia Corp. 0.418%, due 04/23/12(a)	22,500,000	22,481,842
Series E 0.446%, due 03/01/12(a)	1,700,000	1,700,182
Series MTN 2.057%, due 05/01/13(a)	700,000	720,195

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Commercial Banks - continued
Westpac Banking Corp. 0.492%, due 12/14/12 (144A)(a)(c)	$43,500,000	$43,537,932
3.585%, due 08/14/14 (144A)(c)	6,700,000	7,147,399
0.582%, due 09/10/14 (144A)(a)(c)	1,300,000	1,302,837
2.700%, due 12/09/14 (144A)(c)	4,900,000	4,944,458

		392,253,055

Computers & Peripherals - 0.2%
Lexmark International, Inc. 5.900%, due 06/01/13	5,000,000	5,340,730

Consumer Finance - 1.3%
Ally Financial, Inc. 6.875%, due 09/15/11	700,000	722,750
1.750%, due 10/30/12	13,100,000	13,338,001
Series UNRE 7.000%, due 02/01/12	4,300,000	4,493,500
American Express Bank FSB, Series BKNT 0.391%, due 05/29/12(a)	1,400,000	1,394,344
American Express Co. 7.250%, due 05/20/14	2,000,000	2,280,186
American Express Credit Corp., Series C 0.381%, due 02/24/12(a)	3,000,000	2,991,318
5.875%, due 05/02/13	400,000	435,253
FCE Bank plc, Series EMTN 7.125%, due 01/16/12(f)	2,500,000	3,448,696
Ford Motor Credit Co. LLC 7.250%, due 10/25/11	5,800,000	5,995,745
7.800%, due 06/01/12	400,000	425,393

		35,525,186

Diversified Financial Services - 4.2%
Bank of America Corp., Series 170 0.845%, due 06/11/12(a)(h)	2,300,000	3,518,182
Citigroup, Inc. 5.250%, due 02/27/12	4,000,000	4,170,472
0.427%, due 03/16/12(a)	2,000,000	1,986,888
5.300%, due 10/17/12	11,000,000	11,654,423
2.286%, due 08/13/13(a)	5,300,000	5,393,683
6.000%, due 12/13/13	2,300,000	2,514,993
0.566%, due 11/05/14(a)	1,400,000	1,332,282

Security Description	Par Amount	Value

Diversified Financial Services - continued
FIH Erhvervsbank AS 2.000%, due 06/12/13 (144A)(c)	$1,200,000	$1,220,654
General Electric Capital Corp., Series G 0.304%, due 09/21/12(a)	42,900,000	42,935,435
2.625%, due 12/28/12	10,100,000	10,480,639
Green Valley, Ltd. 4.572%, due 01/10/11 (144A)(a)(c)(f)	500,000	669,181
HSBC Finance Corp. 0.558%, due 04/24/12(a)	1,608,000	1,600,888
0.639%, due 07/19/12(a)	3,932,000	3,903,253
0.539%, due 01/15/14(a)	3,800,000	3,649,064
International Lease Finance Corp. 6.625%, due 11/15/13	1,100,000	1,128,875
6.500%, due 09/01/14 (144A)(c)	1,500,000	1,597,500
6.750%, due 09/01/16 (144A)(c)	1,300,000	1,394,250
7.125%, due 09/01/18 (144A)(c)	2,700,000	2,882,250
Macquarie Bank, Ltd., Series B 2.600%, due 01/20/12 (144A)(c)	1,400,000	1,427,131
Racers, Series A 0.533%, due 07/25/17 (144A)(a)(c)(j)	1,594,854	1,564,016
TransCapitalInvest, Ltd. 7.700%, due 08/07/13 (144A)(c)	2,700,000	3,002,305
Vita Capital III, Ltd., Series B-II 1.410%, due 01/01/12 (144A)(a)(c)	800,000	794,560
Westpac Securities NZ, Ltd. 2.500%, due 05/25/12 (144A)(c)	4,000,000	4,094,560

		112,915,484

Diversified Telecommunication Services - 0.5%
Cellco Partnership/Verizon Wireless Capital LLC 3.750%, due 05/20/11	8,300,000	8,402,538
Telefonica Emisiones SAU 0.616%, due 02/04/13(a)	6,000,000	5,897,724

		14,300,262

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Food Products - 0.1%
Wm. Wrigley Jr. Co. 1.678%, due 06/28/11 (144A)(a)(c)	$2,400,000	$2,401,450

Household Durables - 0.4%
Black & Decker Corp. (The) 8.950%, due 04/15/14	2,000,000	2,379,792
D.R. Horton, Inc. 5.250%, due 02/15/15	7,500,000	7,462,500

		9,842,292

Insurance - 1.3%
American International Group, Inc. 8.250%, due 08/15/18	1,700,000	1,964,180
6.400%, due 12/15/20	12,700,000	13,349,516
8.175%, due 05/15/58(a)	2,700,000	2,895,234
Pricoa Global Funding 1 0.433%, due 06/26/12 (144A)(a)(c)	17,300,000	17,175,181

		35,384,111

Media - 0.3%
EchoStar DBS Corp. 7.000%, due 10/01/13	6,200,000	6,649,500
Videotron Ltee 6.875%, due 01/15/14	2,000,000	2,035,000

		8,684,500

Oil, Gas & Consumable Fuels - 0.6%
BP Capital Markets plc 0.442%, due 04/11/11(a)	400,000	400,193
EOG Resources, Inc. 1.034%, due 02/03/14(a)	14,600,000	14,626,090
Petroleos Mexicanos 5.500%, due 01/21/21	1,900,000	1,944,426

		16,970,709

Thrifts & Mortgage Finance - 1.4%
Achmea Hypotheekbank N.V. 3.200%, due 11/03/14 (144A)(c)	6,000,000	6,248,166
Countrywide Financial Corp., Series MTN 5.800%, due 06/07/12	1,400,000	1,473,441
Santander US Debt S.A. Unipersonal 1.103%, due 03/30/12 (144A)(a)(c)	22,000,000	21,752,390
Western Corporate Federal Credit Union 1.750%, due 11/02/12	8,000,000	8,148,328

		37,622,325

Total Domestic Bonds & Debt Securities (Cost $774,231,532)		779,143,808

Security Description	Par Amount	Value

Asset-Backed Securities - 10.1%
Ace Securities Corp. 0.311%, due 12/25/36(a)	$59,024	$56,748
American General Mortgage Loan, Series 2010 Class A1 5.150%, due 03/25/58 (144A)(a)(c)	7,392,690	7,702,285
American Money Management Corp. 0.513%, due 05/03/18 (144A)(a)(c)(j)	500,000	470,414
Aquilae Clo plc, Series 2006-1 X Class A 1.341%, due 01/17/23(a)(f)(j)	3,596,685	4,273,791
Ares Management LLC, Series CLO Funds 2006-6RA Class A1B 0.530%, due 03/12/18 (144A)(a)(c)(j)	2,671,212	2,515,449
Arkle Master Issuer plc 1.434%, due 05/17/60 (144A)(a)(c)	6,900,000	6,867,940
Arran Residential Mortgages Funding plc, Series 2010-1A Class A1B 2.203%, due 05/16/47 (144A)(a)(c)(f)	1,300,000	1,739,600
Asset Backed Funding Certificates 0.611%, due 06/25/34(a)	877,507	718,712
Banc of America Commercial Mortgage, Inc. 5.658%, due 06/10/49(a)	1,100,000	1,130,946
5.742%, due 02/10/51(a)	1,100,000	1,173,488
Banc of America Funding Corp. 2.799%, due 02/20/36(a)	3,021,319	2,834,333
Banc of America Large Loan, Inc. 0.770%, due 08/15/29 (144A)(a)(c)	4,301,297	4,001,053
5.641%, due 02/17/51 (144A)(a)(c)	1,000,000	1,066,984
Series 2009-UB1 Class A4A 5.621%, due 06/24/50(a)(c)	1,700,000	1,817,548
Series 2010-HLTN Class HLTN 2.010%, due 11/15/15(a)(c)	12,862,495	11,485,292
Banc of America Mortgage Securities 6.500%, due 09/25/33	156,026	161,807
5.189%, due 11/25/34(a)	290,796	274,135
2.866%, due 06/25/35(a)	761,512	665,721
3.184%, due 09/25/35(a)	435,182	372,821

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Bank of America Credit Card Trust 0.280%, due 03/15/14(a)	$875,000	$873,874
Bear Stearns ALT-A Trust 0.421%, due 02/25/34(a)	407,312	325,205
2.955%, due 09/25/35(a)	2,704,040	2,072,734
Bear Stearns ARM Trust 3.139%, due 01/25/35(a)	4,729,217	4,376,952
2.730%, due 03/25/35(a)	2,550,247	2,434,602
2.934%, due 03/25/35(a)	17,965	17,226
2.330%, due 08/25/35(a)	377,738	362,605
Series 2005-1 Class 2A1 3.060%, due 03/25/35(a)	1,108,746	917,582
Bear Stearns Asset Backed Securities Trust 0.921%, due 10/25/32(a)	29,569	26,295
0.591%, due 01/25/36(a)	8,058	8,015
0.311%, due 11/25/36(a)	18,983	18,281
1.261%, due 10/25/37(a)	3,933,471	2,608,421
Bear Stearns Commercial Mortgage Securities 3.613%, due 05/18/11 (144A)(c)(e)(j)	3,700,000	3,674,341
Bear Stearns Mortgage Funding Trust 0.331%, due 02/25/37(a)	45,304	45,280
Bear Stearns Structured Products, Inc. 2.360%, due 01/26/36(a)	1,031,119	676,991
Capital Auto Receivables Asset Trust 1.710%, due 10/15/12(a)	3,540,594	3,555,623
Carrington Mortgage Loan Trust 0.581%, due 10/25/35(a)	439,879	419,017
Chase Issuance Trust 0.602%, due 06/16/14(a)	1,940,000	1,942,029
Chase Mortgage Finance Corp., Series 2007-A1 Class 5A1 2.905%, due 02/25/37(a)	441,357	412,241
Citigroup Mortgage Loan Trust, Inc. 2.510%, due 08/25/35(a)	551,682	520,455
2.560%, due 08/25/35(a)	511,139	460,811
2.680%, due 12/25/35(a)	8,075,459	7,776,134
2.820%, due 12/25/35(a)	112,270	103,028
College Loan Corp. Trust 0.538%, due 01/25/24(a)	900,000	897,477
Commercial Mortgage Pass Through Certificates, Series 2010-C1 Class A1 3.156%, due 07/10/46 (144A)(c)	2,495,551	2,503,889

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Countrywide Alternative Loan Trust 0.541%, due 12/25/35(a)	$64,217	$45,712
0.441%, due 02/20/47-05/25/47(a)	2,578,664	1,508,152
Series 2005-11CB Class 2A6 5.500%, due 06/25/35	1,200,000	1,015,414
Countrywide Asset-Backed Certificates 0.311%, due 05/25/37-05/25/47(a)	24,986	24,902
0.341%, due 06/25/37(a)	109,231	108,606
0.371%, due 10/25/46(a)	17,557	17,383
Countrywide Home Loans 2.969%, due 11/19/33(a)	90,368	88,547
2.984%, due 08/25/34(a)	484,211	356,034
0.551%, due 04/25/35(a)	1,589,721	1,042,056
0.601%, due 06/25/35 (144A)(a)(c)	350,683	302,903
Credit Suisse First Boston Mortgage Securities Corp., Series 2010-RR4 5.467%, due 09/18/39 (144A)(a)(c)(j)	2,000,000	2,115,116
Credit Suisse Mortgage Capital Certificates, Series 2009-RR1 Class A3A 5.383%, due 02/15/40 (144A)(c)	1,600,000	1,664,793
Credit-Based Asset Servicing and Securitization LLC 0.381%, due 07/25/37 (144A)(a)(c)	343,808	308,864
CSAB Mortgage Backed Trust 5.720%, due 09/25/36	1,393,263	1,007,471
Daimler Chrysler Auto Trust 1.745%, due 09/10/12(a)	450,035	451,326
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust 0.361%, due 10/25/36(a)	77,739	27,743
5.869%, due 10/25/36	1,271,662	799,059
5.886%, due 10/25/36	1,271,662	770,490
Deutsche Mortgage Securities, Inc., Series 2010-RS2 Class A1 1.511%, due 06/28/47 (144A)(a)(c)	1,255,775	1,253,337
Equity One ABS, Inc. 0.561%, due 04/25/34(a)	118,587	92,624

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
First Franklin Mortgage Loan Asset Backed Certificates 0.311%, due 11/25/36(a)	$170,621	$169,193
First Horizon Pass Trust Mortgage 2.378%, due 06/25/34(a)	543,322	492,770
First NLC Trust 0.331%, due 08/25/37 (144A)(a)(c)	2,161,194	1,477,994
Ford Credit Auto Owner Trust 2.760%, due 05/15/13(a)	8,287,438	8,383,560
Gallatin Funding, Ltd. 0.536%, due 08/15/17 (144A)(a)(c)(j)	1,000,000	926,050
GE Capital Commercial Mortgage Corp. 4.229%, due 12/10/37	537,093	542,217
Gracechurch Mortgage Financing plc, Series 2007-1A Class 3A1 0.364%, due 11/20/56 (144A)(a)(c)	445,554	438,251
Granite Master Issuer plc Series 2006-3 Class A3 0.301%, due 12/20/54(a)	2,019,840	1,876,431
Series 2006-3 Class A7 0.361%, due 12/20/54(a)	550,515	512,290
Series 2006-4 Class A6 0.351%, due 12/20/54(a)	440,412	409,833
Greenpoint Mortgage Funding Trust 0.481%, due 06/25/45(a)	664,171	447,341
0.531%, due 11/25/45(a)	299,914	201,703
0.341%, due 10/25/46(a)	229,453	212,793
GS Mortgage Securities Corp. II 6.878%, due 05/03/18 (144A)(a)(c)	1,500,000	1,508,454
0.396%, due 03/06/20 (144A)(a)(c)	3,600,000	3,467,551
Series 2010-C1 Class A2 4.592%, due 08/10/43(c)	6,500,000	6,576,407
GSAMP Trust 0.331%, due 10/25/36(a)	1,807	1,730
0.361%, due 01/25/47(a)	21,354	21,357
GSR Mortgage Loan Trust 2.825%, due 09/25/35(a)	1,134,298	1,087,991
Series 2005-AR1 Class 1A1 3.038%, due 01/25/35(a)	811,308	764,437
Series 2005-AR3 Class 6A1 2.944%, due 05/25/35(a)	1,392,017	1,172,597

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Harborview Mortgage Loan Trust 0.481%, due 05/19/35(a)	$171,170	$112,497
Harbourmaster CLO, Ltd., Series 5A Class A1 1.286%, due 06/15/20 (144A)(a)(c)(f)	985,503	1,227,439
Household Home Equity Loan Trust 0.411%, due 03/20/36(a)	2,901,515	2,719,681
5.910%, due 03/20/36	2,588,444	2,601,482
HSI Asset Securitization Corp. Trust 0.311%, due 10/25/36(a)	36,232	28,402
0.321%, due 05/25/37(a)	286,485	280,847
Illinois Student Assistance Commission, Series 2010-1 Class A1 0.767%, due 04/25/17(a)	2,300,000	2,296,343
Indymac Index Mortgage Loan Trust, Series 2005-AR1 Class 2A1 5.065%, due 11/25/35(a)	2,446,860	2,166,029
JPMorgan Chase Commercial Mortgage Securities Corp. 5.794%, due 02/12/51(a)	1,500,000	1,600,126
JPMorgan Mortgage Acquisition Corp. 0.321%, due 03/25/47(a)	852,782	667,196
JPMorgan Mortgage Trust
5.036%, due 02/25/35(a)	2,884,843	2,895,131
2.974%, due 07/25/35(a)	763,576	740,943
3.101%, due 08/25/35(a)	1,308,401	1,135,814
5.540%, due 07/27/37 (144A)(a)(c)	2,102,904	1,804,359
Series 2005-A6 Class 2A1 3.151%, due 08/25/35(a)	948,228	838,503
Series 2005-A6 Class 4A1 5.421%, due 09/25/35(a)	490,055	460,998
Series 2007-A1 Class 1A1 3.011%, due 07/25/35(a)	833,510	799,350
Landmark CDO, Series 2005-1A Class A1L 0.596%, due 06/01/17 (144A)(a)(c)(j)	6,900,297	6,472,220
Magnolia Funding, Ltd. 3.000%, due 04/20/17 (144A)(c)(f)	1,592,677	2,114,770
Master Adjustable Rate Mortgages Trust 2.609%, due 12/25/33(a)	496,933	454,275
2.899%, due 11/21/34(a)	600,000	562,871

See accompanying notes to financial statements.

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December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Mellon Residential Funding Corp. 0.700%, due 12/15/30(a)	$116,600	$110,460
0.610%, due 11/15/31(a)	1,010,848	963,931
Merrill Lynch Floating Trust 0.330%, due 06/15/22 (144A)(a)(c)	202,676	196,726
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.700%, due 09/12/49	5,400,000	5,644,776
Merrill Lynch/Countrywide Mortgage Investors Trust 1.258%, due 10/25/35(a)	509,830	443,746
1.707%, due 10/25/35(a)	2,745,359	2,505,862
0.511%, due 11/25/35(a)	384,392	328,638
5.431%, due 12/25/35(a)	878,700	794,655
0.331%, due 07/25/37(a)	21,740	21,590
Morgan Stanley Capital, Inc. 0.301%, due 10/25/36(a)	17,244	17,222
0.311%, due 11/25/36(a)	1,521	1,513
Nautique Funding, Ltd., Series 2006-1A Class A1A 0.539%, due 04/15/20 (144A)(a)(c)(j)	962,297	864,448
Navigare Funding CLO, Ltd., Series 2006-1A Class A 0.544%, due 05/20/19 (144A)(a)(c)	700,000	661,808
Navigator CDO, Ltd. 1.136%, due 11/15/15 (144A)(a)(c)(j)	1,653,813	1,596,310
NCUA Guaranteed Notes Series 2010-R1 Class 1A 0.716%, due 10/07/20(a)	6,502,633	6,497,553
Series 2010-R3 Class 2A 0.821%, due 12/08/20(a)(j)	7,300,000	7,277,290
Nelnet Student Loan Trust, Series 2008-4 Class A2 0.988%, due 07/25/18(a)	1,700,000	1,712,975
NYLIM Flatiron CLO, Ltd., Series 2006-1A Class A2A 0.506%, due 08/08/20 (144A)(a)(c)(j)	600,000	556,957
Park Place Securities, Inc. 0.521%, due 09/25/35(a)	30,826	28,235
RBSCF Trust, Series 2010-RR4 Class CMLA 6.014%, due 12/16/49 (144A)(a)(c)	2,600,000	2,781,478
Residential Accredit Loans, Inc. 0.561%, due 08/25/35(a)	267,731	180,458

Security Description	Par Amount	Value

Asset-Backed Securities - continued
1.688%, due 09/25/45(a)	$290,000	$181,220
Residential Asset Mortgage Products, Inc. 0.341%, due 02/25/37(a)	568,432	566,417
Securitized Asset Sales, Inc. 2.935%, due 11/26/23(a)	7,436	7,278
Sequoia Mortgage Trust 0.611%, due 10/19/26(a)	256,003	222,209
SLM Student Loan Trust 0.288%, due 01/25/16-04/25/17(a)	173,641	173,613
0.788%, due 10/25/17(a)	860,000	861,301
1.910%, due 12/15/17 (144A)(a)(c)	3,672,293	3,674,454
1.788%, due 04/25/23(a)	27,062,528	27,969,818
Series 2004-5X Class A5 1.105%, due 10/25/23(a)(f)	4,100,000	5,189,358
Small Business Administration Participation Certificates 5.510%, due 11/01/27	5,826,924	6,329,278
Soundview Home Equity Loan Trust 0.321%, due 11/25/36 (144A)(a)(c)	70,580	25,650
Structured Adjustable Rate Mortgage Loan Trust 2.770%, due 02/25/34(a)	377,533	359,599
1.742%, due 01/25/35(a)	217,807	127,702
Structured Asset Investment Loan Trust 0.311%, due 07/25/36(a)	4,364	4,349
Structured Asset Mortgage Investments, Inc. 0.591%, due 10/19/34(a)	181,888	166,428
0.511%, due 07/19/35(a)	354,568	255,045
0.451%, due 06/25/36(a)	182,083	119,626
0.471%, due 05/25/46(a)	78,837	44,694
Structured Asset Securities Corp. 1.761%, due 04/25/35(a)	790,754	601,333
2.856%, due 10/25/35 (144A)(a)(c)	370,843	297,005
0.311%, due 05/25/36-10/25/36(a)	57,665	57,362
SWAN Environment Pvt., Ltd. 6.110%, due 04/25/41(a)(g)	807,184	815,802
Symphony CLO, Ltd. 0.526%, due 05/15/19 (144A)(a)(c)(j)	3,500,000	3,171,227

See accompanying notes to financial statements.

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December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
TBW Mortgage Backed Pass Through Certificates 0.371%, due 01/25/37(a)	$10,350	$10,221
6.015%, due 07/25/37	558,480	360,073
Thornburg Mortgage Securities Trust 0.391%, due 06/25/37(a)	1,991,014	1,936,705
0.381%, due 10/25/46(a)	1,862,624	1,846,636
Truman Capital Mortgage Loan Trust 0.601%, due 01/25/34 (144A)(a)(c)	2,514	2,491
Vornado DP LLC, Series 2010-VNO Class A2FX-4 4.004%, due 09/13/28 (144A)(c)	7,000,000	6,793,310
Wachovia Bank Commercial Mortgage Trust 0.340%, due 06/15/20 (144A)(a)(c)	4,029,381	3,770,958
0.351%, due 09/15/21 (144A)(a)(c)	2,855,417	2,783,096
Series 2004-C14 Class A4 5.088%, due 08/15/41(a)	1,500,000	1,591,972
WaMu Mortgage Pass Through Certificates 1.528%, due 11/25/42(a)	44,992	40,071
0.551%, due 10/25/45(a)	1,986,006	1,689,289
0.521%, due 11/25/45(a)	310,879	263,263
1.328%, due 02/25/46(a)	322,772	249,807
3.163%, due 07/25/46(a)	1,288,156	946,459
1.828%, due 11/25/46(a)	461,801	338,453
1.138%, due 12/25/46(a)	182,539	131,908
Series 2005-AR10 Class 3A1 5.503%, due 08/25/35(a)	927,707	866,421
Series 2005-AR14 Class 2A1 5.264%, due 12/25/35(a)	544,875	492,673
Series 2007-OA4 Class 1A 1.098%, due 05/25/47(a)	770,332	512,437
Wells Fargo Mortgage Backed Securities Trust 2.884%, due 09/25/34(a)	1,289,302	1,314,968
2.762%, due 11/25/34(a)	538,638	530,906
3.203%, due 03/25/36(a)	344,135	306,602
Series 2006-AR4 Class 2A4 5.645%, due 04/25/36(a)	1,000,000	918,816

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Wood Street CLO B.V., Series II-A Class A1 1.388%, due 03/29/21 (144A)(a)(c)(f)(j)	$893,454	$1,102,599

Total Asset-Backed Securities (Cost $276,281,011)		275,236,466

Foreign Bonds & Debt Securities - 6.1%
Australia - 1.2%
Australia Government Bond Series 20CI 4.000%, due 08/20/20(g)	5,100,000	8,450,683
Series 25CI 3.000%, due 09/20/25(g)	12,600,000	13,774,447
Series CAIN408 2.500%, due 09/20/30(g)	2,500,000	2,471,263
New South Wales Treasury Corp., Series CIB1 2.750%, due 11/20/25(g)	8,300,000	8,608,149

		33,304,542

Japan - 4.9%
Japan Treasury Bill 0.110%, due 01/24/11(e)(i)	10,810,000,000	133,241,829

Total Foreign Bonds & Debt Securities (Cost $161,368,680)		166,546,371

Municipals - 0.1%
Buckeye Tobacco Settlement Financing Authority 5.875%, due 06/01/47	1,000,000	659,390
Tobacco Settlement Financing Corp. 6.000%, due 06/01/23	645,000	657,120
7.467%, due 06/01/47	1,130,000	785,022

Total Municipals (Cost $2,659,757)		2,101,532

Loan Participation - 0.1%
Automobile - 0.1%
Ford Motor Corp. 3.020%, due 12/15/13-12/16/13(a)	535,313	535,177
3.040%, due 12/15/13(a)	215,063	215,008

		750,185

Wireless Telecommunication Services - 0.0%
Intelsat Jackson Holdings, Ltd. 0.010%, due 02/01/14(a)	500,000	476,625

Total Loan Participation (Cost $1,247,876)		1,226,810

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Convertible Preferred Stock - 0.0%
Commercial Banks - 0.0%
Wells Fargo & Co., Series L 7.500% (Cost - $900,000)	$900	$900,495

Purchased Option - 0.0%
IRO USD 1 Year Swaption 2.0 (Counterparty - Goldman Sachs & Co.) (Cost - $95,788)	39,500,000	256,734

Short-Term Investments - 21.6%
Commercial Paper - 1.1%
Barclays Bank plc 1.401%, due 12/16/11(a)	27,400,000	27,400,000
Nordea Bank Finland plc, Series YCD 0.589%, due 10/14/11(a)	2,940,000	2,942,820

		30,342,820

Repurchase Agreements - 18.3%
Barclays Bank plc, Repurchase Agreement, dated 12/23/10 at 0.170% to be repurchased at $113,011,206 on 01/13/11 collateralized by $64,183,000 U.S. Treasury Inflation Index Bond at 3.875% due 04/15/29 with a value of $115,663,681.	113,000,000	113,000,000
Repurchase Agreement, dated 12/28/10 at 0.150% to be repurchased at $88,502,581 on 01/04/11 collateralized by $85,641,000 U.S. Treasury Note at 3.625% due 08/15/19 with a value of $90,877,930.	88,500,000	88,500,000
Credit Suisse Securities (USA) LLC, Repurchase Agreement, dated 12/31/10 at 0.280% to be repurchased at $7,100,166 on 01/03/10 collateralized by $7,228,000 U.S. Treasury Note at 2.125% due 12/31/15 with a value of $7,276,014.	7,100,000	7,100,000
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $2,443,002 on 01/03/11 collateralized by $2,495,000 Federal Home Loan Bank 0.196% due 07/15/11 with a value of $2,491,881.	2,443,000	2,443,000

Security Description	Par Amount	Value

Repurchase Agreements - continued
JPMorgan Securities LLC, Repurchase Agreement, dated 12/14/10 at 0.170% to be repurchased at $17,402,465 on 01/13/11 collateralized by $17,748,000 U.S. Treasury Note at 3.125% due 05/15/19 with a value of $18,052,944.	$17,400,000	$17,400,000
Morgan Stanley & Co., Inc. Repurchase Agreement, dated 12/31/10 at 0.290% to be repurchased at $7,200,174 on 01/03/11 collateralized by $7,608,000 U.S. Treasury Note at 1.250% due 10/31/15 with a value of $7,387,666.	7,200,000	7,200,000
Repurchase Agreement, dated 12/31/10 at 0.290% to be repurchased at $263,006,356 on 01/03/11 collateralized by $254,817,800 U.S. Treasury Note at 3.625% due 08/15/19 with a value of $270,400,069.	263,000,000	263,000,000

		498,643,000

U.S. Government & Agency Discount Notes - 2.2%
Federal Home Loan Mortgage Corp. 0.200%, due 06/22/11	26,500,000	26,474,678
U.S. Treasury Bills 0.108%, due 01/06/11(e)	1,540,000	1,539,977
0.105%, due 01/06/11(e)	1,120,000	1,119,984
0.067%, due 01/20/11(e)	330,000	329,975
0.130%, due 02/10/11(e)	310,000	309,955
0.138%, due 02/17/11(e)	6,550,000	6,548,824
0.185%, due 05/19/11(e)	260,000	259,816
0.170%, due 05/26/11(e)	320,000	319,781
0.181%, due 06/09/11(e)	7,910,000	7,903,677
0.175%, due 06/09/11(e)	8,400,000	8,393,507
0.188%, due 06/16/11(e)	5,960,000	5,954,833

		59,155,007

Total Short-Term Investments (Cost $588,140,827)		588,140,827

Total Investments - 159.8% (Cost $4,356,756,862#)		4,342,746,037

Other Assets and Liabilities (net) - (59.8)%		(1,624,882,257)

Net Assets - 100.0%		$2,717,863,780

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

#	The aggregate cost of investments for federal income tax purposes as of September 30, 2010 was $4,395,469,075. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $33,013,863 and $85,736,901, respectively, resulting in a net unrealized depreciation of $52,723,038.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $340,323,913.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $529,787,678, which is 19.5% of the Portfolio’s net assets.
(d)	Security is in default and/or issuer is in bankruptcy.
(e)	Zero coupon bond—Interest rate represents current yield to maturity.
(f)	Par shown in Euro. Value is shown in USD.
(g)	Par shown in Australian Dollar. Value is shown in USD.
(h)	Par shown in Pound Sterling. Value is shown in USD.
(i)	Par shown in Japanese Yen. Value is shown in USD.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees.

Credit Composition as of December 31, 2010 (Unaudited)
Portfolio Composition by Credit Quality	% of Fixed Income Market Value
AAA/Government/Government Agency	81.7
AA	4.2
A	6.6
BBB	1.5
BB	0.8
B	0.5
C	0.3
Not Rated	4.4

See accompanying notes to financial statements.

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December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$2,515,799,273	$13,393,721	$2,529,192,994
Domestic Bonds & Debt Securities
Airlines	—	1,005,018	—	1,005,018
Beverages	—	11,619,878	—	11,619,878
Capital Markets	—	84,132,844	—	84,132,844
Chemicals	—	11,145,964	—	11,145,964
Commercial Banks	—	391,375,824	877,231	392,253,055
Computers & Peripherals	—	5,340,730	—	5,340,730
Consumer Finance	—	35,525,186	—	35,525,186
Diversified Financial Services	—	111,351,468	1,564,016	112,915,484
Diversified Telecommunication Services	—	14,300,262	—	14,300,262
Food Products	—	2,401,450	—	2,401,450
Household Durables	—	9,842,292	—	9,842,292
Insurance	—	35,384,111	—	35,384,111
Media	—	8,684,500	—	8,684,500
Oil, Gas & Consumable Fuels	—	16,970,709	—	16,970,709
Thrifts & Mortgage Finance	—	37,622,325	—	37,622,325
Total Domestic Bonds & Debt Securities	—	776,702,561	2,441,247	779,143,808
Asset-Backed Securities	—	240,220,254	35,016,212	275,236,466
Total Foreign Bonds & Debt Securities*	—	166,546,371	—	166,546,371
Municipals	—	2,101,532	—	2,101,532
Total Loan Participation*	—	1,226,810	—	1,226,810
Total Convertible Preferred Stock*	900,495	—	—	900,495
Purchased Option	—	256,734	—	256,734

See accompanying notes to financial statements.

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December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Commercial Paper	$—	$30,342,820	$—	$30,342,820
Repurchase Agreements	—	498,643,000	—	498,643,000
U.S. Government & Agency Discount Notes	—	59,155,007	—	59,155,007
Total Short-Term Investments	—	588,140,827	—	588,140,827
Total Investments	$900,495	$4,290,994,362	$50,851,180	$4,342,746,037

Forward Contracts**
Forward Contracts to Buy (Appreciation)	$—	$1,367,254	$—	$1,367,254
Forward Contracts to Buy (Depreciation)	—	(826,374)	—	(826,374)
Forward Contracts to Sell (Appreciation)	—	1,891,452	—	1,891,452
Forward Contracts to Sell (Depreciation)	—	(2,152,804)	—	(2,152,804)
Total Forward Contracts	$—	$279,528	$—	$279,528
Futures Contracts**
Futures Contracts Long (Appreciation)	$15,788	$—	$—	$15,788
Total Futures Contracts	$15,788	$—	$—	$15,788
Total Reverse Repurchase Agreements	$—	$163,103,528	$—	$163,103,528
Written Options**
Call Options Written	$—	$(2,074,357)	$—	$(2,074,357)
Put Options Written	—	(6,729,499)	—	(6,729,499)
Total Written Options	$—	$(8,803,856)	$—	$(8,803,856)
SWAP Contracts**
Credit Default Swap Buy Protection (Appreciation)	$—	$38,572	$—	$38,572
Credit Default Swap Buy Protection (Depreciation)	—	(530,116)	—	(530,116)
Credit Default Swap Sell Protection (Appreciation)	—	217,536	—	217,536
Credit Default Swap Sell Protection (Depreciation)	—	(688,684)	—	(688,684)
Interest Rate Swap (Appreciation)	—	7,293,801	—	7,293,801
Interest Rate Swap (Depreciation)	—	(1,244,722)	—	(1,244,722)
Total SWAP Contracts	$—	$5,086,387	$—	$5,086,387

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation of the instrument. Written options are presented at value.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Accrued Discounts	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Balance as of December 31, 2010	Change in Unrealized Appreciation/ (Depreciation) for Investments still held at December 31, 2010
Asset Backed Securities	$—	$—	$5,626	$3,544	$35,353,231	$(346,189)	$35,016,212	$3,544
Domestic Bonds and Debt Securities
Commercial Banks	—	—	—	—	877,231	—	877,231	—
Diversified Financial Services	—	13	237	46,911	1,522,000	(5,145)	1,564,016	46,911
U.S. Government & Agency Obligations	6,080,000	—	277,000	5,909	13,395,812	(6,365,000)	13,393,721	(2,091)

Total	$6,080,000	$13	$282,863	$56,364	$51,148,274	$(6,716,334)	$50,851,180	$48,364

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$3,844,103,037
Repurchase Agreements	498,643,000
Cash	530
Cash denominated in foreign currencies (b)	703,204
Receivable for investments sold	30,629,819
Receivable for shares sold	2,517,557
Receivable for variation margin on futures contracts	2,100
Interest receivable	21,291,961
Swap interest receivable	54,567
Swap premium paid	4,637,816
Unrealized appreciation on swap contracts	7,549,908
Unrealized appreciation on forward currency exchange contracts	3,258,706
Miscellaneous asset	184,391

Total assets	4,413,576,596

Liabilities
Payables for:
Investments purchased	1,501,155,273
Cash collateral	12,095,000
Shares redeemed	1,252,563
Reverse repurchase agreements	163,103,528
Unrealized depreciation on forward currency exchange contracts	2,979,178
Unrealized depreciation on swap contracts	2,463,522
Outstanding written options (c)	8,803,856
Swap interest	14,461
Swap premium received	2,177,270
Interest on reverse repurchase agreements	84,985
Accrued Expenses:
Management fees	1,074,658
Distribution and service fees - Class B	288,650
Distribution and service fees - Class E	6,748
Administration fees	12,060
Custodian and accounting fees	37,194
Deferred trustees’ fees	16,302
Other expenses	147,568

Total liabilities	1,695,712,816

Net Assets	$2,717,863,780

Net Assets Represented by
Paid in surplus	$2,572,099,850
Accumulated net realized gain	104,741,662
Unrealized depreciation on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	(12,988,232)
Undistributed net investment income	54,010,500

Net Assets	$2,717,863,780

Net Assets
Class A	$1,273,437,142
Class B	1,391,620,450
Class E	52,806,188
Capital Shares Outstanding*
Class A	111,371,114
Class B	122,291,466
Class E	4,637,243
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.43
Class B	11.38
Class E	11.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $3,858,113,862.
(b)	Identified cost of cash denominated in foreign currencies was $690,586.
(c)	Premiums received on written options were $5,283,825.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$61,607
Interest	46,351,624

Total investment income	46,413,231

Expenses
Management fees	11,647,485
Administration fees	141,169
Custodian and accounting fees	372,590
Distribution and service fees - Class B	2,949,478
Distribution and service fees - Class E	77,979
Audit and tax services	75,404
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	130,347
Insurance	13,070
Miscellaneous	18,684

Total expenses	15,497,141

Net investment income	30,916,090

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	171,959,224
Futures contracts	7,490,451
Written options contracts	8,625,092
Swap contracts	(12,101,150)
Foreign currency transactions	(3,992,181)

Net realized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	171,981,436

Net change in unrealized appreciation (depreciation) on:
Investments	(20,568,477)
Futures contracts	(3,132,373)
Written options contracts	(3,821,545)
Swap contracts	3,369,954
Foreign currency transactions	129,215

Net change in unrealized depreciation on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	(24,023,226)

Net realized and unrealized gain on investments, futures contracts, options contracts, swap contracts and foreign currency transactions	147,958,210

Net Increase in Net Assets from Operations	$178,874,300

(a)	Net of foreign withholding taxes of $133.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$30,916,090	$46,602,750
Net realized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	171,981,436	200,325,124
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency transactions	(24,023,226)	34,387,430

Net increase in net assets resulting from operations	178,874,300	281,315,304

Distributions to Shareholders
From net investment income
Class A	(31,738,835)	(34,784,871)
Class B	(26,604,062)	(23,506,074)
Class E	(1,258,253)	(1,585,313)
From net realized gains
Class A	(33,191,843)	—
Class B	(29,719,980)	—
Class E	(1,383,067)	—

Net decrease in net assets resulting from distributions	(123,896,040)	(59,876,258)

Net increase in net assets from capital share transactions	482,747,548	552,299,912

Net Increase in Net Assets	537,725,808	773,738,958
Net assets at beginning of period	2,180,137,972	1,406,399,014

Net assets at end of period	$2,717,863,780	$2,180,137,972

Undistributed net investment income at end of period	$54,010,500	$62,459,760

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	21,989,311	$248,415,204	39,438,293	$408,959,688
Reinvestments	5,956,943	64,930,678	3,475,012	34,784,871
Redemption	(20,445,750)	(227,961,144)	(22,886,430)	(233,307,098)

Net increase	7,500,504	$85,384,738	20,026,875	$210,437,461

Class B
Sales	42,388,465	$479,649,156	39,075,446	$413,718,552
Reinvestments	5,186,376	56,324,042	2,352,960	23,506,074
Redemptions	(12,571,794)	(141,714,866)	(9,525,431)	(99,584,091)

Net increase	35,003,047	$394,258,332	31,902,975	$337,640,535

Class E
Sales	1,048,545	$11,873,924	1,224,757	$12,923,748
Reinvestments	243,216	2,641,320	158,849	1,585,313
Redemptions	(1,010,335)	(11,410,766)	(990,031)	(10,287,145)

Net increase	281,426	$3,104,478	393,575	$4,221,916

Increase derived from capital shares transactions		$482,747,548		$552,299,912

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.17	$9.84	$10.98	$10.08	$10.78

Income (Loss) from Investment Operations
Net Investment Income(a)	0.16	0.29	0.40	0.49	0.43
Net Realized and Unrealized Gain (Loss) on Investments	0.71	1.46	(1.09)	0.65	(0.40)

Total From Investment Operations	0.87	1.75	(0.69)	1.14	0.03

Less Distributions
Distributions from Net Investment Income	(0.30)	(0.42)	(0.43)	(0.24)	(0.43)
Distributions from Net Realized Capital Gains	(0.31)	—	(0.02)	—	(0.30)

Total Distributions	(0.61)	(0.42)	(0.45)	(0.24)	(0.73)

Net Asset Value, End of Period	$11.43	$11.17	$9.84	$10.98	$10.08

Total Return (%)	8.00	18.37	(6.88)	11.08	0.65

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.51	0.53	0.53	0.55	0.58
Ratio of Net Expenses to Average Net Assets (%)(c)	0.51	0.53	0.53	0.55	0.58
Ratio of Net Investment Income to Average Net Assets (%)	1.38	2.78	3.74	4.78	4.21
Portfolio Turnover Rate (%)	526.8	667.7	1,143.3	945.3	851.3
Net Assets, End of Period (in millions)	$1,273.4	$1,160.3	$824.7	$857.5	$885.5

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.13	$9.80	$10.96	$10.06	$10.76

Income (Loss) from Investment Operations
Net Investment Income(a)	0.13	0.27	0.37	0.46	0.40
Net Realized and Unrealized Gain (Loss) on Investments	0.71	1.45	(1.10)	0.66	(0.41)

Total From Investment Operations	0.84	1.72	(0.73)	1.12	(0.01)

Less Distributions
Distributions from Net Investment Income	(0.28)	(0.39)	(0.41)	(0.22)	(0.39)
Distributions from Net Realized Capital Gains	(0.31)	—	(0.02)	—	(0.30)

Total Distributions	(0.59)	(0.39)	(0.43)	(0.22)	(0.69)

Net Asset Value, End of Period	$11.38	$11.13	$9.80	$10.96	$10.06

Total Return (%)	7.76	18.05	(7.06)	10.80	0.39

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.76	0.78	0.78	0.80	0.82
Ratio of Net Expenses to Average Net Assets (%)(c)	0.76	0.78	0.78	0.80	0.82
Ratio of Net Investment Income to Average Net Assets (%)	1.13	2.55	3.44	4.52	3.93
Portfolio Turnover Rate (%)	526.8	667.7	1,143.3	945.3	851.3
Net Assets, End of Period (in millions)	$1,391.6	$971.4	$542.9	$401.6	$367.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006(b)
Net Asset Value, Beginning of Period	$11.13	$9.80	$10.96	$10.06	$9.92

Income (Loss) from Investment Operations
Net Investment Income(a)	0.14	0.28	0.37	0.48	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.71	1.45	(1.09)	0.65	(0.15)

Total From Investment Operations	0.85	1.73	(0.72)	1.13	0.14

Less Distributions
Distributions from Net Investment Income	(0.28)	(0.40)	(0.42)	(0.23)	—
Distributions from Net Realized Capital Gains	(0.31)	—	(0.02)	—	—

Total Distributions	(0.59)	(0.40)	(0.44)	(0.23)	—

Net Asset Value, End of Period	$11.39	$11.13	$9.80	$10.96	$10.06

Total Return (%)	7.90	18.15	(6.92)	10.93	1.41

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.66	0.68	0.68	0.71	0.75	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.66	0.68	0.68	0.71	0.75	*
Ratio of Net Investment Income to Average Net Assets (%)	1.24	2.63	3.47	4.63	4.23	*
Portfolio Turnover Rate (%)	526.8	667.7	1,143.3	945.3	851.3
Net Assets, End of Period (in millions)	$52.8	$48.5	$38.8	$7.3	$3.3

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures, options, swap, and forward transactions, foreign currency transactions, deferred trustees compensation, paydown, premium amortization, deferred deflation adjustments and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2010, the Portfolio had no forward commitments and when-issued and delayed-delivery securities.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$11,647,485	0.50%	First $1.2 Billion

	0.45%	Over $1.2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares.

MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$17,907,550,263	$1,058,011,489	$17,378,691,396	$961,772,230

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

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Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The

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Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to receive. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Interest Rate Swaps - The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. As of December 31, 2010, the net unrealized appreciation on such transactions was $6,049,079. This risk is mitigated by maintaining a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swaps - The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in Note 9 to the Notes to Financial Statements and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

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Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which a Portfolio is the seller of protection are disclosed in Note 9 to the Notes to Financials Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

At December 31, 2010, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on swap contracts	$7,293,801	Unrealized depreciation on swap contracts	$1,244,722
	Unrealized appreciation on futures contracts*	15,788	Unrealized depreciation on futures contracts*	—
	Investments at value(a)	256,734	Investments at value(a)	—
	Outstanding written options	—	Outstanding written options	8,736,158
Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,258,706	Unrealized depreciation on forward foreign currency exchange contracts	2,979,178
Credit	Unrealized appreciation on swap contracts	256,108	Unrealized depreciation on swap contracts	1,218,800
	Outstanding written options	—	Outstanding written options	67,698

Total		$11,081,136		$14,246,556

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Risk Exposure

Location Statement of Operations—Net Realized Gain (Loss)	Interest Rate	Foreign Currency Exchange	Credit	Total
Futures contracts	$7,490,451	$—	$—	$7,490,451
Swap contracts	(8,950,148)	—	(3,151,002)	(12,101,150)
Foreign currency transactions	—	6,876,311	—	6,876,311
Written options contracts	8,447,579	60,775	116,738	8,625,092

Total	$6,987,882	$6,937,086	$(3,034,264)	$10,890,704

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Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

Statement of Operations—Net Change in Unrealized Appreciation/(Depreciation)	Interest Rate	Foreign Currency Exchange	Credit	Total
Investments(a)	$160,947	$—	$—	$160,947
Futures contracts	(3,132,373)	—	—	(3,132,373)
Swap contracts	928,095	—	2,441,859	3,369,954
Foreign currency transactions	—	50,052	—	50,052
Written options contracts	(3,929,312)	—	107,767	(3,821,545)

Total	$(5,972,643)	$50,052	$2,549,626	$(3,372,965)

(a) Includes options purchased which are part of investments as shown in the Statement of Assets of Liabilities and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

For the year ended December 31, 2010, the average per contract outstanding for each derivative type was as follows:

Average Notional or Face Amounts(b)	Foreign Currency Risk	Interest Rate Risk	Credit Risk	Total

Options Purchase	$—	$9,875,000	$—	$9,875,000

Options Written	6,500,000	24,859,661	2,905,128	34,264,789

Swap contracts	—	14,369,318	4,331,467	18,700,785

Futures contracts long	—	178,816,152	—	178,816,152

Foreign currency transactions	348,609,971	—	—	348,609,971

(b) Averages are based on activity levels during 2010.

6. Futures Contracts

The futures contracts outstanding as of December 31, 2010, the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2010	Unrealized Appreciation

90 Day Euro Dollar Futures	03/14/2011	74	$18,416,987	$18,432,475	$15,488

90 Day Euro Dollar Futures	06/13/2011	4	995,300	995,600	300

Net Unrealized Appreciation					$15,788

7. Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par Value

Credit Suisse First Boston Corp.	0.24%	10/29/2010	01/28/2011	$124,989,000	$124,989,000

Credit Suisse First Boston Corp.	0.26%	09/08/2010	02/10/2011	38,114,528	38,114,528

					$163,103,528

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Notes to Financial Statements—December 31, 2010—(Continued)

8. Options Written

The option contracts outstanding as of December 31, 2010, the description and unrealized appreciation (depreciation) were as follows:

Over the Counter Options Written - Calls	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2010	Unrealized Appreciation/ (Depreciation)

FVA USD 1 Year 1.0	JPMorgan Chase Bank N.A.	10/11/2011	(17,200,000)	$(87,376)	$(139,420)	$(52,044)

CDX.O 5 Year Swaption 0.8	BNP Paribas Bank	03/16/2011	(3,200,000)	(7,040)	(6,514)	526

CDX.O 5 Year Swaption 0.8	JPMorgan Chase Bank N.A.	06/15/2011	(1,600,000)	(5,280)	(4,924)	356

CDX.O 5 Year Swaption 0.8	Morgan Stanley	01/19/2011	(3,900,000)	(6,045)	(2,708)	3,337

IRO USD 5 Year Swaption 1.25	Goldman Sachs & Co.	02/14/2011	(44,700,000)	(87,724)	(809)	86,915

IRO USD 5 Year Swaption 1.25	UBS AG	02/14/2011	(112,400,000)	(233,792)	(2,034)	231,758

ITRAXX.O 5 Year Swaption 0.9	Morgan Stanley	03/16/2011	(6,100,000)	(18,083)	(14,652)	3,431

FVA USD 2 Year 1.0	Morgan Stanley	10/11/2011	(37,100,000)	(411,799)	(624,069)	(212,270)

FVA USD 2 Year 1.0	Morgan Stanley	11/14/2011	(42,500,000)	(462,139)	(713,342)	(251,203)

FVA USD 1 Year 1.0	Goldman Sachs & Co.	10/11/2012	(17,700,000)	(93,460)	(143,473)	(50,013)

				$(1,412,738)	$(1,651,945)	$(239,207)

Exchange Traded Options Written - Calls

EuroDollar Futures	Citibank N.A.	09/19/2011	(719)	$(336,549)	$(422,412)	$(85,863)

Over the Counter Options Written - Puts	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2010	Unrealized Appreciation/ (Depreciation)

CDX.O 5 Year Swaption 1.7	Morgan Stanley	03/16/2011	(2,100,000)	$(9,870)	$(593)	$9,277

CDX.O 5 Year Swaption 1.2	JPMorgan Chase Bank N.A.	06/15/2011	(1,600,000)	(6,960)	(5,855)	1,105

CDX.O 5 Year Swaption 1.2	Morgan Stanley	06/15/2011	(2,500,000)	(12,500)	(9,148)	3,352

CDX.O 5 Year Swaption 1.3	BNP Paribas Bank	03/16/2011	(3,200,000)	(8,640)	(3,144)	5,496

INF Floor USD CPURNS 215.949	Deutsche Bank AG	03/10/2020	(5,100,000)	(38,250)	(52,793)	(14,543)

INF Floor USD CPURNS 215.949	Citibank N.A.	03/12/2020	(13,900,000)	(119,540)	(136,189)	(16,649)

INF Floor USD CPURNS 216.687	Citibank N.A.	04/07/2020	(49,000,000)	(436,720)	(488,309)	(51,589)

INF Floor USD CPURNS 217.965	Citibank N.A.	09/29/2020	(4,700,000)	(60,630)	(47,846)	12,784

IRO USD 1 Year Swaption 1.0	Goldman Sachs & Co.	11/19/2012	(39,500,000)	(225,359)	(470,686)	(245,327)

IRO USD 3 Year Swaption 3.0	Barclays Bank plc	06/18/2012	(3,600,000)	(31,637)	(45,381)	(13,744)

IRO USD 3 Year Swaption 3.0	Citibank N.A.	06/18/2012	(59,100,000)	(657,643)	(745,009)	(87,366)

IRO USD 3 Year Swaption 3.0	Deutsche Bank AG	06/18/2012	(16,000,000)	(178,832)	(201,694)	(22,862)

IRO USD 3 Year Swaption 3.0	JPMorgan Chase Bank N.A.	06/18/2012	(40,700,000)	(431,713)	(513,060)	(81,347)

IRO USD 5 Year Swaption 1.8	Goldman Sachs & Co.	02/14/2011	(44,700,000)	(204,335)	(1,050,790)	(846,455)

IRO USD 5 Year Swaption 1.8	UBS AG	02/14/2011	(112,400,000)	(550,760)	(2,642,254)	(2,091,494)

ITRAXX.O 5 Year Swaption 1.3	BNP Paribas Bank	01/19/2011	(3,500,000)	(13,248)	(2,454)	10,794

ITRAXX.O 5 Year Swaption 1.3	UBS AG	01/19/2011	(7,400,000)	(26,224)	(5,188)	21,036

ITRAXX.O 5 Year Swaption 1.6	Morgan Stanley	03/16/2011	(6,100,000)	(46,442)	(10,657)	35,785

ITRAXX.O 5 Year Swaption 1.8	Morgan Stanley	03/16/2011	(2,100,000)	(15,133)	(1,861)	13,272

				$(3,074,436)	$(6,432,911)	$(3,358,475)

30

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Options Written - continued

Exchange Traded Options Written - Puts	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2010	Unrealized Appreciation/ (Depreciation)

EuroDollar Futures	Citibank N.A.	09/19/2011	(719)	$(460,102)	$(296,588)	$163,514

Net Unrealized Depreciation				$(5,283,825)	$(8,803,856)	$(3,520,031)

The Portfolio transactions in options written during the year ended December 31, 2010 were as follows:

Call Options	Number of Contracts	Premium received

Options outstanding December 31, 2009	126,200,214	$1,208,610

Options written	994,901,398	4,156,325

Options bought back	(384,500,793)	(1,595,762)

Options expired	(450,200,100)	(2,019,886)

Options outstanding December 31, 2010	286,400,719	$1,749,287

Put Options	Number of Contracts	Premium received

Options outstanding December 31, 2009	281,900,214	$2,934,050

Options written	1,092,903,533	7,493,546

Options bought back	(262,300,181)	(1,807,547)

Options expired	(695,302,847)	(5,085,511)

Options outstanding December 31, 2010	417,200,719	$3,534,538

9. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Appreciation/ (Depreciation)

3/2/2011	Citibank N.A.	24,037,729	BRL	14,296,502	$14,095,068	$201,434

2/17/2011	BNP Paribas Bank	4,748,000	CAD	4,769,004	4,725,568	43,436

2/17/2011	Deutsche Bank AG	9,516,000	CAD	9,558,097	9,448,162	109,935

2/17/2011	JPMorgan Chase Bank N.A.	5,586,000	CAD	5,610,711	5,516,939	93,772

2/17/2011	Morgan Stanley	4,762,000	CAD	4,783,066	4,725,116	57,950

1/10/2011	Deutsche Bank AG	10,893,104	CNY	1,652,911	1,626,322	26,589

1/10/2011	JPMorgan Chase Bank N.A.	15,720,000	CNY	2,385,340	2,355,586	29,754

1/10/2011	Morgan Stanley	3,783,660	CNY	574,129	570,000	4,129

1/10/2011	Morgan Stanley	6,773,820	CNY	1,027,854	1,020,000	7,854

11/15/2011	JPMorgan Chase Bank N.A.	43,219,513	CNY	6,590,463	6,728,867	(138,404)

2/13/2012	Deutsche Bank AG	37,170,584	CNY	5,685,666	5,738,415	(52,749)

1/6/2011	Citibank N.A.	13,269,000	EUR	17,771,113	17,952,559	(181,446)

10/31/2011	Citibank N.A.	28,025,600,000	IDR	2,974,224	3,020,000	(45,776)

31

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Appreciation/ (Depreciation)

3/9/2011	Barclays Bank plc	48,278,400	INR	1,066,972	$1,070,000	$(3,028)

3/9/2011	Barclays Bank plc	34,611,500	INR	764,928	770,000	(5,072)

3/9/2011	Barclays Bank plc	40,828,000	INR	902,315	903,474	(1,159)

3/9/2011	Barclays Bank plc	157,448,800	INR	3,479,680	3,440,000	39,680

3/9/2011	Citibank N.A.	91,260,000	INR	2,016,882	1,950,000	66,882

3/9/2011	Citibank N.A.	42,365,800	INR	936,301	940,000	(3,699)

3/9/2011	Citibank N.A.	24,300,000	INR	537,040	537,017	23

3/9/2011	Citibank N.A.	100,394,600	INR	2,218,760	2,230,000	(11,240)

3/9/2011	Citibank N.A.	16,679,600	INR	368,626	370,000	(1,374)

3/9/2011	Citibank N.A.	30,770,000	INR	680,029	680,000	29

3/9/2011	Citibank N.A.	15,412,200	INR	340,616	340,000	616

3/9/2011	Deutsche Bank AG	91,299,000	INR	2,017,744	1,950,000	67,744

3/9/2011	Deutsche Bank AG	93,173,800	INR	2,059,178	2,060,000	(822)

3/9/2011	Deutsche Bank AG	83,830,200	INR	1,852,680	1,860,000	(7,320)

3/9/2011	Deutsche Bank AG	32,813,500	INR	725,191	730,000	(4,809)

3/9/2011	Deutsche Bank AG	15,135,300	INR	334,496	335,000	(504)

3/9/2011	Deutsche Bank AG	82,626,500	INR	1,826,078	1,810,000	16,078

3/9/2011	JPMorgan Chase Bank N.A.	122,590,000	INR	2,709,287	2,600,000	109,287

3/9/2011	JPMorgan Chase Bank N.A.	79,791,600	INR	1,763,426	1,770,000	(6,574)

3/9/2011	UBS AG	15,182,200	INR	335,533	335,000	533

1/19/2011	Citibank N.A.	2,149,850,000	KRW	1,892,799	1,900,000	(7,201)

1/19/2011	Deutsche Bank AG	1,808,000,000	KRW	1,591,823	1,600,000	(8,177)

1/19/2011	Deutsche Bank AG	1,901,280,000	KRW	1,673,950	1,700,000	(26,050)

1/19/2011	Goldman Sachs & Co.	1,046,224,000	KRW	921,131	920,000	1,131

1/19/2011	UBS AG	2,197,498,000	KRW	1,934,750	1,930,000	4,750

5/9/2011	Barclays Bank plc	6,784,350,000	KRW	5,944,858	6,027,854	(82,996)

5/9/2011	Citibank N.A.	1,241,350,000	KRW	1,087,746	1,100,000	(12,254)

5/9/2011	Citibank N.A.	4,491,560,000	KRW	3,935,777	3,963,957	(28,180)

5/9/2011	Citibank N.A.	1,944,000,000	KRW	1,703,451	1,732,929	(29,478)

5/9/2011	Citibank N.A.	682,500,000	KRW	598,048	600,000	(1,952)

5/9/2011	Citibank N.A.	2,815,900,000	KRW	2,467,462	2,493,050	(25,588)

5/9/2011	Citibank N.A.	3,049,650,000	KRW	2,672,288	2,722,902	(50,614)

5/9/2011	Deutsche Bank AG	2,477,200,000	KRW	2,170,673	2,200,000	(29,327)

5/9/2011	Deutsche Bank AG	1,022,850,000	KRW	896,283	900,000	(3,717)

5/9/2011	JPMorgan Chase Bank N.A.	3,164,000,000	KRW	2,772,488	2,790,045	(17,557)

5/9/2011	JPMorgan Chase Bank N.A.	9,102,852,000	KRW	7,976,470	7,859,482	116,988

5/9/2011	UBS AG	455,280,000	KRW	398,944	400,000	(1,056)

2/7/2011	Barclays Bank plc	15,284,495	MYR	4,944,941	4,870,000	74,941

32

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Appreciation/ (Depreciation)

2/7/2011	Citibank N.A.	7,522,065	MYR	2,433,588	$2,430,000	$3,588

2/7/2011	Citibank N.A.	111,132,000	PHP	2,537,457	2,520,000	17,457

2/7/2011	Citibank N.A.	43,325,800	PHP	989,250	980,000	9,250

2/7/2011	Citibank N.A.	60,956,000	PHP	1,391,797	1,400,000	(8,203)

2/7/2011	Citibank N.A.	30,611,000	PHP	698,935	700,000	(1,065)

2/7/2011	Citibank N.A.	56,171,410	PHP	1,282,552	1,291,000	(8,448)

2/7/2011	Deutsche Bank AG	21,790,000	PHP	497,527	500,000	(2,473)

2/7/2011	Deutsche Bank AG	16,058,880	PHP	366,670	369,000	(2,330)

2/7/2011	UBS AG	10,452,000	PHP	238,649	240,000	(1,351)

6/15/2011	Citibank N.A.	27,910,000	PHP	635,618	634,751	867

6/15/2011	Citibank N.A.	29,600,000	PHP	674,106	673,953	153

6/15/2011	Citibank N.A.	67,229,600	PHP	1,531,077	1,520,000	11,077

6/15/2011	Citibank N.A.	118,125,000	PHP	2,690,162	2,700,000	(9,838)

6/15/2011	Deutsche Bank AG	16,788,400	PHP	382,337	380,000	2,337

6/15/2011	Deutsche Bank AG	140,459,200	PHP	3,198,798	3,202,444	(3,646)

6/15/2011	JPMorgan Chase Bank N.A.	28,793,000	PHP	655,728	656,625	(897)

2/24/2011	Citibank N.A.	4,022,946	SGD	3,134,991	3,078,000	56,991

2/24/2011	UBS AG	4,268,266	SGD	3,326,163	3,270,000	56,163

2/24/2011	UBS AG	1,087,424	SGD	847,405	832,000	15,405

3/9/2011	Deutsche Bank AG	6,095,927	SGD	4,750,431	4,630,000	120,431

						$540,880

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2010	In Exchange for U.S.$	Appreciation/ (Depreciation)

1/28/2011	Deutsche Bank AG	5,912,000	AUD	6,033,726	$5,626,746	$(406,980)

1/10/2011	Deutsche Bank AG	37,170,584	CNY	5,640,234	5,589,562	(50,672)

1/4/2011	JPMorgan Chase Bank N.A.	498,000	EUR	666,971	663,004	(3,967)

1/25/2011	Barclays Bank plc	6,600,000	EUR	8,839,108	8,787,629	(51,479)

1/25/2011	Barclays Bank plc	498,000	EUR	666,951	656,499	(10,452)

1/25/2011	BNP Paribas Bank	2,631,000	EUR	3,523,590	3,480,805	(42,785)

1/25/2011	BNP Paribas Bank	3,560,000	EUR	4,767,761	4,716,185	(51,576)

1/25/2011	BNP Paribas Bank	3,239,000	EUR	4,337,859	4,238,134	(99,725)

1/25/2011	Citibank N.A.	36,973,788	EUR	49,517,472	51,406,691	1,889,219

1/25/2011	JPMorgan Chase Bank N.A.	4,200,000	EUR	5,624,887	5,525,982	(98,905)

1/25/2011	Morgan Stanley	3,520,000	EUR	4,714,191	4,654,249	(59,942)

2/7/2011	Barclays Bank plc	1,830,000	EUR	2,450,783	2,406,291	(44,492)

2/7/2011	UBS AG	1,870,000	EUR	2,504,352	2,459,319	(45,033)

33

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2010	In Exchange for U.S.$	Appreciation/ (Depreciation)

3/21/2011	Deutsche Bank AG	2,397,000	GBP	3,736,399	$3,738,632	$2,233

1/14/2011	Goldman Sachs & Co.	9,429,000	JPY	116,239	112,022	(4,217)

1/24/2011	Deutsche Bank AG	5,500,000,000	JPY	67,810,446	67,256,897	(553,549)

1/24/2011	JPMorgan Chase Bank N.A.	5,310,000,000	JPY	65,467,904	64,970,023	(497,881)

1/19/2011	JPMorgan Chase Bank N.A.	9,102,852,000	KRW	8,014,454	7,883,305	(131,149)

						$(261,352)

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CNY - China Yuan Renminbi

EUR - Euro

GBP - Great Britain Pound

IDR - Indonesian Rupiah

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MYR - Malaysian Ringgit

PHP - Philippine Peso

SGD - Singapore Dollar

10. Swap Agreements

Open interest rate swap agreements at December 31, 2010 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Pay	INF EUR FRCPXTOB	2.261%	7/14/2011	JPMorgan Chase Bank N.A.	EUR 82,600,000	$4,908,006	$—	$4,908,006

Pay	INF GBP UKRPIDUB	3.450%	9/15/2012	Deutsche Bank AG	GBP 1,500,000	(14,171)	—	(14,171)

Pay	ZCS BRL CDI	11.670%	1/2/2012	Goldman Sachs & Co.	BRL 124,800,000	2,766,487	1,107,195	1,659,292

Pay	ZCS BRL CDI	10.835%	1/2/2012	JPMorgan Chase Bank N.A.	BRL 10,200,000	73,393	20,793	52,600

Pay	ZCS BRL CDI	11.250%	1/2/2012	JPMorgan Chase Bank N.A.	BRL 12,000,000	(39,694)	(307)	(39,387)

Pay	ZCS BRL CDI	10.115%	1/2/2012	Morgan Stanley	BRL 66,200,000	(2,267,096)	(1,087,869)	(1,179,227)

Pay	ZCS BRL CDI	12.540%	1/2/2012	Morgan Stanley	BRL 2,500,000	117,132	(7,260)	124,392

Pay	ZCS BRL CDI	11.630%	1/2/2012	Morgan Stanley	BRL 20,000,000	81,356	(236)	81,592

Pay	ZCS BRL CDI	11.290%	1/2/2012	Morgan Stanley	BRL 5,900,000	(17,246)	(5,309)	(11,937)

Pay	ZCS BRL CDI	11.890%	1/2/2013	Goldman Sachs & Co.	BRL 61,300,000	365,927	29,301	336,626

Pay	ZCS BRL CDI	12.170%	1/2/2013	JPMorgan Chase Bank N.A.	BRL 7,000,000	79,008	29,726	49,282

Pay	ZCS BRL CDI	11.980%	1/2/2013	Morgan Stanley	BRL 11,300,000	82,011	—	82,011

						$6,135,113	$86,034	$6,049,079

34

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

10. Swap Agreements - continued

Open credit default swap agreements at December 31, 2010 were as follows:

Credit Default Swaps on Corporate and Sovereign Issuers - Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2010(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Black and Decker Corp. (The) 8.950%, due 04/15/2014	(2.200%)	6/20/2014	Citibank N.A.	0.23%	$2,000,000	$(135,220)	$—	$(135,220)

D.R. Horton, Inc. 5.375%, due 06/15/2012	(1.000%)	3/20/2015	JPMorgan Chase Bank N.A.	2.15%	7,500,000	337,582	403,143	(65,561)

Echostar DBS Corp. 6.625%, due 10/01/2014	(3.650%)	12/20/2013	Citibank N.A.	1.85%	6,200,000	(320,537)	—	(320,537)

International Lease Finance Corp. 6.625%, due 11/15/2013	(1.530%)	12/20/2013	JPMorgan Chase Bank N.A.	2.38%	1,100,000	26,458	—	26,458

Lexmark International, Inc. 5.900%, due 06/01/2013	(1.170%)	6/20/2013	JPMorgan Chase Bank N.A.	1.27%	5,000,000	12,114	—	12,114

Southwest Airlines Co. 5.125%, due 03/01/2017	(1.320%)	3/20/2017	Bank of America N.A.	1.17%	1,000,000	(8,798)	—	(8,798)

						$(88,401)	$403,143	$(491,544)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2010(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	6/20/2020	Deutsche Bank AG	1.40%	$7,200,000	$(230,728)	$(238,660)	$7,932

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	6/20/2015	JPMorgan Chase Bank N.A.	1.03%	2,500,000	(3,559)	(28,452)	24,893

Government of France 4.250%, due 04/25/2019	0.250%	6/20/2015	Citibank N.A.	1.00%	3,300,000	(106,176)	(78,850)	(27,326)

Government of France 4.250%, due 04/25/2019	0.250%	12/20/2015	Citibank N.A.	1.06%	2,700,000	(102,902)	(74,254)	(28,648)

Government of France 4.250%, due 04/25/2019	0.250%	6/20/2015	Deutsche Bank AG	1.00%	3,000,000	(96,523)	(98,285)	1,762

Government of France 4.250%, due 04/25/2019	0.250%	6/20/2015	JPMorgan Chase Bank N.A.	1.00%	2,800,000	(90,089)	(98,833)	8,744

Government of France 4.250%, due 04/25/2019	0.250%	12/20/2015	JPMorgan Chase Bank N.A.	1.06%	11,000,000	(419,230)	(221,148)	(198,082)

Government of Japan 2.000% due 03/21/2022	1.000%	12/20/2015	Deutsche Bank AG	0.69%	1,100,000	16,218	22,879	(6,661)

Government of Japan 2.000% due 03/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	0.69%	4,400,000	64,872	92,772	(27,900)

Government of Japan 2.000% due 03/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	0.69%	5,500,000	81,089	113,527	(32,438)

Government of Japan 2.000% due 03/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	0.69%	2,300,000	33,910	51,101	(17,191)

Government of Japan 2.000% due 03/21/2022	1.000%	12/20/2015	JPMorgan Chase Bank N.A.	0.69%	4,500,000	66,346	92,585	(26,239)

Republic of Italy 6.875%, due 09/27/2023	1.000%	6/20/2011	Citibank N.A.	1.56%	400,000	(1,059)	(4,964)	3,905

35

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

10. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2010(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Republic of Italy 6.875%, due 09/27/2023	1.000%	6/20/2015	Deutsche Bank AG	2.34%	800,000	(43,546)	$(19,205)	$(24,341)

Republic of Italy 6.875%, due 09/27/2023	1.000%	12/20/2015	Deutsche Bank AG	2.37%	5,800,000	(353,919)	(204,954)	(148,965)

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	6/20/2015	Citibank N.A.	0.67%	4,300,000	61,971	34,941	27,030

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	12/20/2015	Credit Suisse Group AG	0.71%	2,100,000	28,452	49,257	(20,805)

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	6/20/2015	Deutsche Bank AG	0.67%	5,100,000	73,501	43,720	29,781

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	6/20/2015	Deutsche Bank AG	0.67%	1,800,000	25,942	8,560	17,382

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	12/20/2015	Deutsche Bank AG	0.71%	2,700,000	36,582	62,664	(26,082)

Petrobras International Bond 8.375%, due 12/10/2018	1.000%	9/20/2012	Deutsche Bank AG	1.16%	700,000	(1,978)	(8,684)	6,706

						$(960,826)	$(504,283)	$(456,543)

Credit Default Swaps on Credit Indices - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2010(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

CDX.EM.14	5.000%	12/20/2015	Barclays Bank plc	2.00%	$2,500,000	$341,101	$356,250	$(15,149)

CDX.EM.14	5.000%	12/20/2015	Deutsche Bank AG	2.00%	3,200,000	436,610	474,400	(37,790)

CDX.EM.14	5.000%	12/20/2015	Morgan Stanley	2.00%	7,000,000	955,084	987,000	(31,916)

CDX.EM.14	5.000%	12/20/2015	UBS AG	2.00%	4,200,000	573,049	592,200	(19,151)

CDX.NA.IG.15	1.000%	12/20/2015	JPMorgan Chase Bank N.A.	0.85%	22,300,000	155,203	65,802	89,401

						$2,461,047	$2,475,652	$(14,605)

BRL - Brazilian Real

EUR - Euro

MXN - Mexican Peso

USD - United States Dollar

IG - Investment Grade

NA - North America

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(c)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.
The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(d)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

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PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

11. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

13. Income Tax Information

The tax character of distributions paid for the year ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$123,896,040	$59,876,258	$—	$—	$123,896,040	$59,876,258

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$189,578,043	$6,687,579	$(50,485,392)	$—	145,780,230

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

14. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PIMCO Inflation Protected Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIMCO Inflation Protected Bond Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

39

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

41

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the PIMCO Inflation Protected Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the PIMCO Inflation Protected Bond Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one-, three- and five- year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group in which the Portfolio is placed in the Lipper report. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

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PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the PIMCO Inflation Protected Bond Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were slightly above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account the relatively small range in expense ratios among the funds in the peer group. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

44

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the PIMCO Inflation Protected Bond Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

45

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Met Investors Series Trust PIMCO Total Return Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 8.41%, 8.17%, and 8.24%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned 6.54%.

Market Environment/Conditions

At the start of 2010, investors sought the relative safety of U.S. bonds amid concern about sovereign debt risk, especially in Greece and other peripheral Eurozone economies as growing budget shortfalls in Greece, Spain and Portugal raised fears that the region might derail the global economy’s recovery from the crisis that began in 2008. Policymakers wrestled with both the methods and proposed durations of stimulus programs designed to mitigate the global recession but which threatened to undermine public finances or stoke inflation. While the Federal Reserve (Fed) kept its main policy rate unchanged, it concluded its $1.25 trillion Agency mortgage purchase program in March and also ended the subscription period for purchasing consumer asset-backed securities.

Policy initiatives that aimed to speed up the U.S. recovery and lower the persistently high unemployment rate were the major market drivers during the final quarter. On the monetary front, the Fed continued its unconventional efforts to spur faster growth, launching a second round of quantitative easing (QE2) in November. On the fiscal policy front, in December the Obama Administration and Congress reached a major compromise on tax policy that included a cut in payroll taxes, an extension of unemployment benefits and a tax credit for business capital expenditures. Despite their limited duration, these provisions gave a boost to riskier asset markets.

In the final months of 2010, most fixed income markets gave back some of their gains from earlier in 2010 as interest rates rose sharply and investors began to shift toward riskier assets across asset classes. Signs of economic strength as well as market reaction to expanded fiscal and monetary stimulus drove the yield on the benchmark 10-year Treasury up 78 basis points during the fourth quarter to close the year at 3.30%. Additionally, the treasury yield curve steepened during the year as the Federal Reserve kept short term yields anchored at low levels.

Portfolio Review/Current Positioning

The Portfolio outperformed its benchmark for the year. Tactical duration positioning in the U.S. was positive for Portfolio performance as rates fell after a volatile year in yields. A curve steepening position in the U.S., implemented via Eurodollar futures, added to returns as prices rose across most money market futures contracts during the year. Interest rate exposure in Europe also added to performance, as the 10-year German Bund yield fell 42 basis points to end the year at 2.96%.

A focus on investment-grade corporate financials added to performance as this sector outperformed like-duration Treasuries as corporate credit fundamentals improved. Beyond core sectors, an overweight to emerging market (“EM”) local instruments was positive for performance. For the full year, both EM local and external Dollar-denominated bonds, outpaced Treasuries. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian Real and a basket of Asian currencies, added to returns as these appreciated relative to the U.S. dollar. Modest exposure to high yield bonds added to performance as the sector outperformed like-duration Treasuries amid investor shift towards riskier assets. A modest exposure to Build America Bonds detracted from returns as taxable municipal supply spiked in the fourth quarter amid the rush by local governments to tap the federal government subsidy before it expires at the end of this year.

With regard to duration positioning, the Portfolio is overweight to duration with a focus on the U.S. The Portfolio has an emphasis on short-to-intermediate maturities in an attempt to reap gains as these securities “roll down”, or mature, along a historically steep yield curve.

At year end, the Portfolio had a modest overweight to agency mortgages after being underweight for the majority of the year. The Portfolio also has a small allocation to non-agency MBS (mortgage backed securities) that have senior positions in the capital structure and offer relatively attractive yields. The Portfolio retains cash positions that enhance tactical flexibility and allow PIMCO to supply liquidity at attractive valuations. With regard to credit at year end, the Portfolio maintained its overweight to well-capitalized financial companies that we believe should continue to benefit from a steep yield curve and improved asset quality. Additionally, the Portfolio had an allocation to taxable Build America Bonds, which diversify credit risk versus the corporate market. The Portfolio also had exposure to emerging market sovereign and corporate credits, such as those in Mexico and Brazil that have strong credit fundamentals. Additionally, the Portfolio had modest currency exposure to countries with sound fiscal conditions and banking systems, such as Brazil, Australia and Canada. We also held a basket of Asian currencies including the Chinese Renminbi, which we believe stand to benefit versus the U.S. dollar in light of China’s potential currency flexibility. Lastly, we maintained positions that we believe could gain from a depreciation of the British Pound, Euro and Yen.

William H. Gross, CFA

Managing Director, Co-Chief Investment Officer

Pacific Investment Management Company LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary* (continued)

expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Issuers
% of Net Assets
Federal National Mortgage Assoc.	45.6
U.S. Treasury Notes	23.6
Federal Home Loan Mortgage Corp.	7.4
Japan Treasury Bill	5.0
Barclays Bank plc	1.7
Brazil Notas do Tesouro Nacional	1.7
Citigroup, Inc.	1.3
International Lease Finance Corp.	1.2
U.S. Treasury Inflation Index Bonds	1.1
American International Group, Inc.	0.9

Top Sectors
% of Market Value of Total Investments
U. S. Government & Agency Obligations	60.6
Domestic Bonds & Debt Securities	19.8
Foreign Bonds & Debt Securities	6.4
Short-Term Investments	6.3
Asset-Backed Securities	3.1
Municipals	2.3
Preferred Stocks	0.5
Convertible Preferred Stocks	0.4
Convertible Bonds	0.4
Loan Participation	0.2

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PIMCO Total Return Portfolio managed by

Pacific Investment Management Company LLC vs. Barclays Capital U.S. Aggregate Bond Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
PIMCO Total Return Portfolio—Class A	8.41%	7.86%	7.00%
Class B	8.17%	7.58%	6.60%
Class E	8.24%	7.69%	6.27%
Barclays Capital U.S. Aggregate Bond Index[1]	6.54%	5.80%	5.76%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS, ABS, and CMBS.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.51%	$1,000.00	$1,024.70	$2.60
Hypothetical*	0.51%	1,000.00	1,022.63	2.60

Class B
Actual	0.76%	$1,000.00	$1,023.30	$3.88
Hypothetical*	0.76%	1,000.00	1,021.37	3.87

Class E
Actual	0.66%	$1,000.00	$1,023.20	$3.37
Hypothetical*	0.66%	1,000.00	1,021.88	3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

U.S. Government & Agency Obligations - 79.4%
Federal Home Loan Bank 0.875%, due 08/22/12	$26,300,000	$26,441,547
3.625%, due 10/18/13	1,600,000	1,709,632
3.125%, due 12/13/13	4,700,000	4,961,743
0.875%, due 12/27/13	3,100,000	3,075,067
Federal Home Loan Mortgage Corp. 4.875%, due 11/15/13	3,200,000	3,549,437
6.500%, due 04/01/11-01/15/24	100,030	109,435
6.000%, due 05/01/11-04/01/23	4,422,760	4,870,477
1.000%, due 08/28/12	23,300,000	23,463,566
0.515%, due 11/26/12	5,500,000	5,484,902
4.500%, due 01/15/13-12/01/40	45,593,477	46,978,258
3.500%, due 05/29/13-07/15/32	2,470,442	2,622,698
4.125%, due 09/27/13	6,700,000	7,265,071
0.875%, due 10/28/13	31,700,000	31,556,082
2.500%, due 01/07/14-04/23/14	10,000,000	10,384,920
5.000%, due 01/30/14-04/15/30	11,168,366	12,041,059
5.500%, due 05/01/14-02/01/40	260,827,494	278,438,844
3.000%, due 07/28/14	6,000,000	6,321,426
4.375%, due 07/17/15	15,300,000	16,893,679
1.750%, due 09/10/15	39,300,000	38,672,182
1.875%, due 11/15/23(a)	1,474,840	1,527,110
2.892%, due 01/01/29(a)	1,172,759	1,231,178
2.653%, due 11/01/31-11/01/34(a)	365,210	379,581
3.182%, due 08/01/32(a)	243,180	254,091
0.510%, due 07/15/34(a)	349,521	348,887
2.507%, due 10/01/34(a)	167,974	174,309
3.126%, due 11/01/34(a)	82,347	86,506
3.179%, due 11/01/34(a)	106,213	111,276
3.230%, due 11/01/34(a)	148,372	155,638
2.625%, due 01/01/35(a)	688,941	713,260
2.920%, due 01/01/35(a)	166,020	171,748
2.483%, due 02/01/35(a)	185,823	191,340
2.618%, due 02/01/35(a)	317,313	333,625
2.703%, due 02/01/35(a)	139,512	145,160
2.742%, due 02/01/35(a)	191,479	199,240
2.772%, due 02/01/35(a)	93,065	97,217
2.805%, due 02/01/35(a)	186,319	192,442
3.065%, due 02/01/35(a)	161,087	167,485
5.174%, due 03/01/35(a)	1,495,925	1,590,707

Security Description	Par Amount	Value

U.S. Government & Agency Obligations - continued
2.630%, due 06/01/35(a)	$4,185,364	$4,364,005
2.632%, due 08/01/35(a)	2,137,247	2,245,685
2.520%, due 09/01/35(a)	599,113	622,542
2.535%, due 09/01/35(a)	2,123,855	2,201,363
4.000%, due 11/01/40-12/01/40	188,484,275	187,367,990
4.500%, due TBA(r)	22,000,000	22,550,000
Federal National Mortgage Assoc.
5.500%, due 03/01/11-09/01/39	98,839,161	106,260,097
7.000%, due 04/01/11-05/01/11	35	35
5.500%, due 10/01/12-09/01/24	2,873,703	3,110,782
0.500%, due 10/30/12	31,400,000	31,317,665
1.000%, due 12/27/12(s)	85,600,000	86,151,521
0.375%, due 12/28/12	16,200,000	16,105,100
1.750%, due 02/22/13	3,200,000	3,269,280
4.375%, due 03/15/13-10/15/15	18,900,000	20,662,101
1.250%, due 08/20/13	4,300,000	4,330,887
1.000%, due 09/23/13	19,200,000	19,183,795
1.125%, due 09/30/13	11,000,000	11,031,229
4.625%, due 10/15/13-10/15/14	20,800,000	22,935,126
8.000%, due 11/01/13-10/01/25	9,696	10,707
6.500%, due 12/01/13-10/01/17	434,999	474,921
2.875%, due 12/11/13	6,100,000	6,416,980
0.750%, due 12/18/13	178,600,000	176,733,809
2.750%, due 02/05/14-03/13/14	7,100,000	7,425,825
4.125%, due 04/15/14	22,000,000	24,012,274
2.500%, due 05/15/14	4,000,000	4,153,408
3.000%, due 09/16/14	11,900,000	12,545,123
1.625%, due 10/26/15	121,000,000	118,071,679
6.000%, due 09/01/16-05/01/40	452,192,497	492,560,606
4.500%, due 05/01/23-10/01/40	489,194,589	502,941,863
5.500%, due 11/01/23	159,006	172,124
4.000%, due 04/01/24	400,088	412,778
2.385%, due 10/01/28(a)	246,518	255,386
7.500%, due 09/01/30	2,436	2,798
2.782%, due 02/01/31(a)	284,548	289,236
2.566%, due 09/01/31(a)	126,113	131,848
0.661%, due 09/18/31(a)	914,812	918,876

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

U.S. Government & Agency Obligations - continued
1.161%, due 04/25/32(a)	$364,084	$371,061
2.636%, due 07/01/32-10/01/34(a)	97,960	102,453
2.754%, due 09/01/32(a)	418,051	434,269
2.916%, due 11/01/32(a)	255,009	266,946
2.520%, due 03/01/33(a)	9,912	10,329
2.029%, due 06/01/33(a)	118,797	122,189
2.613%, due 07/01/33(a)	91,264	95,271
2.692%, due 04/01/34-05/01/35(a)	1,406,132	1,469,811
2.535%, due 05/01/34(a)	1,870,905	1,954,088
4.835%, due 09/01/34(a)	254,734	268,081
4.992%, due 09/01/34(a)	3,008,305	3,147,918
2.585%, due 11/01/34(a)	14,221	14,871
2.689%, due 11/01/34(a)	376,082	392,770
2.710%, due 11/01/34(a)	7,759,429	8,129,701
2.110%, due 12/01/34(a)	1,492,402	1,541,403
2.402%, due 12/01/34(a)	4,795,805	4,961,323
2.663%, due 12/01/34(a)	158,429	165,253
2.044%, due 01/01/35(a)	586,804	607,893
2.631%, due 01/01/35(a)	219,433	227,607
2.672%, due 01/01/35(a)	66,370	69,227
2.764%, due 01/01/35(a)	180,310	188,485
2.868%, due 01/01/35(a)	177,026	183,558
2.534%, due 02/01/35(a)	568,193	594,365
2.789%, due 02/01/35(a)	116,903	122,243
2.352%, due 03/01/35(a)	174,727	180,055
5.000%, due 03/01/35-07/01/39	64,107,164	67,676,987
2.811%, due 04/01/35(a)	346,938	362,135
2.580%, due 05/01/35(a)	188,108	196,370
2.631%, due 05/25/35(a)	3,624,983	3,735,186
2.599%, due 08/01/35(a)	2,354,753	2,463,002
2.814%, due 08/01/35(a)	2,231,828	2,331,814
2.126%, due 09/01/35(a)	5,004,866	5,157,711
2.441%, due 10/01/35(a)	2,330,020	2,426,154
2.305%, due 11/01/35(a)	721,898	740,446
2.501%, due 11/01/35(a)	1,790,479	1,866,813
2.551%, due 11/01/35(a)	1,054,928	1,105,875
5.368%, due 01/01/36(a)	931,020	992,647
6.176%, due 08/01/36(a)	1,287,053	1,357,274
4.618%, due 12/01/36(a)	907,362	947,821
6.000%, due 08/01/37(s)	31,980,952	34,805,560
1.542%, due 08/01/41-10/01/44(a)	3,167,219	3,167,691
1.592%, due 09/01/41(a)	2,173,155	2,189,883
1.544%, due 07/01/42(a)	769,937	770,117
1.742%, due 07/25/44(a)	11,961,360	11,731,995

Security Description	Par Amount	Value

U.S. Government & Agency Obligations - continued
4.000%, due TBA(r)	$478,100,000	$476,163,046
4.500%, due TBA(r)	1,196,600,000	1,230,415,508
5.000%, due TBA(r)	528,200,000	555,352,649
5.500%, due TBA(r)	182,500,000	195,293,020
6.000%, due TBA(r)	79,000,000	85,875,528
FHLMC Structured Pass Through Securities
1.542%, due 10/25/44(a)	2,308,287	2,261,253
1.542%, due 02/25/45(a)	204,249	201,482
Government National Mortgage Assoc.
6.000%, due 04/15/14-11/15/39	4,497,001	4,953,087
3.375%, due 02/20/22-05/20/32(a)	423,301	436,681
7.000%, due 10/15/23	32,210	36,774
7.500%, due 01/15/26-04/15/31	5,819,913	6,234,589
3.125%, due 01/20/26-11/20/30(a)	219,323	225,801
2.625%, due 08/20/27-09/20/33(a)	443,206	453,969
3.250%, due 02/20/28-01/20/30(a)	125,349	129,226
3.875%, due 04/20/29(a)	18,877	19,476
0.761%, due 02/16/30(a)	30,678	30,916
0.561%, due 01/16/31(a)	72,483	72,432
3.500%, due 10/20/31-04/20/32(a)	19,708	20,350
2.750%, due 03/20/32(a)	1,313	1,349
3.000%, due 03/20/33(a)	12,502	12,858
6.500%, due 06/15/37-02/15/39	38,481,724	43,505,069
6.000%, due TBA(r)	3,000,000	3,299,064
U.S. Treasury Inflation Index Bonds
2.375%, due 01/15/25-01/15/27	51,258,880	57,100,123
2.000%, due 01/15/26	33,057,000	35,182,466
1.750%, due 01/15/28	11,900,916	12,144,516
3.875%, due 04/15/29	3,059,828	4,113,318
U.S. Treasury Inflation Index Notes 1.250%, due 07/15/20	4,111,603	4,215,680
2.500%, due 01/15/29	48,792,856	55,517,146
U.S. Treasury Notes
0.500%, due 11/30/12-11/15/13(s)	803,100,000	797,466,736
0.625%, due 12/31/12	74,800,000	74,852,584
1.125%, due 06/15/13	21,100,000	21,276,312
1.000%, due 07/15/13	49,700,000	49,952,327
0.750%, due 08/15/13-12/15/13(s)	472,700,000	470,207,008

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

U.S. Government & Agency Obligations - continued
0.750%, due 09/15/13	$102,100,000	$101,788,901
2.375%, due 09/30/14-10/31/14	38,000,000	39,349,616
2.125%, due 11/30/14-05/31/15	157,600,000	160,557,636
2.625%, due 12/31/14	20,300,000	21,170,687
2.500%, due 04/30/15	132,000,000	136,486,020
1.875%, due 06/30/15(s)	238,900,000	239,889,285
1.750%, due 07/31/15	14,900,000	14,854,659
1.250%, due 10/31/15	25,200,000	24,381,000
1.375%, due 11/30/15	122,300,000	118,869,852

Total U.S. Government & Agency Obligations (Cost $7,644,277,466)		7,638,166,919

Domestic Bonds & Debt Securities - 26.0%
Automobiles - 0.0%
Daimler Finance North America LLC 7.750%, due 01/18/11	1,700,000	1,703,912
General Motors Corp. 8.375%, due 07/05/33(c)(f)	6,800,000	3,050,924

		4,754,836

Capital Markets - 2.3%
Goldman Sachs Group, Inc. (The) 6.600%, due 01/15/12	10,000,000	10,577,280
5.700%, due 09/01/12	55,000	58,728
0.688%, due 07/22/15(a)	5,400,000	5,179,691
6.250%, due 09/01/17	14,200,000	15,691,937
6.150%, due 04/01/18	1,800,000	1,985,069
7.500%, due 02/15/19	10,000,000	11,678,080
6.750%, due 10/01/37	13,500,000	13,845,438
Lehman Brothers Holdings, Inc. 2.851%, due 12/23/08(f)	12,500,000	2,921,875
5.625%, due 01/24/13(f)	32,500,000	8,125,000
6.750%, due 12/28/17(f)	14,800,000	8,140
6.875%, due 05/02/18(f)	3,900,000	984,750
Merrill Lynch & Co., Inc. Series C 0.533%, due 06/05/12(a)	1,800,000	1,783,874
Series MTN 6.050%, due 08/15/12	26,500,000	28,071,662
6.400%, due 08/28/17	3,100,000	3,281,976
6.875%, due 04/25/18	23,400,000	25,645,043
Morgan Stanley 0.570%, due 04/19/12(a)	800,000	798,513
Series EMTN 1.377%, due 04/13/16(a)(c)	300,000	363,659
0.739%, due 10/18/16(a)	3,400,000	3,144,589

Security Description	Par Amount	Value

Capital Markets - continued
5.950%, due 12/28/17	$48,200,000	$51,070,358
Morgan Stanley Dean Witter Capital 4.920%, due 03/12/35	495,000	522,462
Scotland International Finance 4.250%, due 05/23/13 (144A)(b)	19,800,000	19,613,603
Small Business Administration 6.353%, due 03/01/11	6,724	6,798
5.471%, due 03/10/18	3,994,716	4,343,619
5.500%, due 10/01/18	56,787	61,477
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17 (144A)(b)	9,000,000	8,902,222

		218,665,843

Chemicals - 0.6%
Dow Chemical Co. 4.850%, due 08/15/12	26,100,000	27,524,799
6.000%, due 10/01/12	3,300,000	3,559,433
7.375%, due 11/01/29	185,000	223,610
ICI Wilmington, Inc. 5.625%, due 12/01/13	340,000	371,485
NGPL PipeCo LLC 7.119%, due 12/15/17 (144A)(b)	16,400,000	17,979,140
Rohm & Haas Co. 6.000%, due 09/15/17	8,500,000	9,315,643

		58,974,110

Commercial & Professional Services - 0.1%
RR Donnelley & Sons Co. 4.950%, due 04/01/14	6,200,000	6,356,885

Commercial Banks - 7.6%
ABN AMRO N.A. Holding Capital 6.523%, due 12/29/49 (144A)(a)(b)	345,000	295,838
ANZ National International, Ltd. 3.125%, due 08/10/25 (144A)(b)	8,700,000	8,662,564
Bank of China (Hong Kong), Ltd. 5.550%, due 02/11/20 (144A)(b)	2,500,000	2,616,765
Bank of India, Series EMTN 4.750%, due 09/30/15	5,100,000	5,197,925
Bank of Montreal, Series CB2 2.850%, due 06/09/15 (144A)(b)	5,600,000	5,694,332
Bank of Nova Scotia 1.650%, due 10/29/15 (144A)(b)	6,100,000	5,877,229

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Commercial Banks - continued
Barclays Bank plc 5.450%, due 09/12/12	$39,300,000	$42,133,884
5.000%, due 09/22/16	26,400,000	27,971,196
0.478%, due 03/23/17(a)	1,500,000	1,413,141
6.050%, due 12/04/17 (144A)(b)	59,400,000	61,018,234
10.179%, due 06/12/21 (144A)(b)	18,080,000	22,552,884
7.434%, due 09/29/49 (144A)(a)(b)	6,700,000	6,616,250
BPCE S.A. 2.375%, due 10/04/13 (144A)(b)	2,400,000	2,394,054
CIT Group, Inc. 7.000%, due 05/01/13-05/01/17	7,827,626	7,905,908
Credit Agricole S.A. 8.375%, due 10/31/49 (144A)(a)(b)	46,000,000	47,495,000
Danske Bank AS 2.500%, due 05/10/12 (144A)(b)	4,500,000	4,587,759
Deutsche Bank AG London 6.000%, due 09/01/17	26,200,000	29,390,715
Dexia Credit Local 0.768%, due 04/29/14 (144A)(a)(b)	1,200,000	1,202,184
DnB NOR Bank ASA 0.526%, due 09/01/16(a)	1,500,000	1,467,457
Export-Import Bank of Korea 5.125%, due 06/29/20	4,300,000	4,444,162
4.000%, due 01/29/21	2,700,000	2,558,462
Fortis Bank Nederland Holding NV 3.000%, due 04/17/12(c)	1,600,000	2,191,308
HSBC Capital Funding LP 4.610%, due 12/31/49 (144A)(a)(b)	585,000	552,413
ING Bank NV 1.103%, due 03/30/12 (144A)(a)(b)	66,800,000	66,593,722
2.650%, due 01/14/13 (144A)(b)	1,500,000	1,509,732
2.000%, due 10/18/13 (144A)(b)	3,300,000	3,262,825
Intesa Sanpaolo/New York, Series YCD 2.375%, due 12/21/12	45,500,000	45,686,959
Key Bank N.A., Series EMTN 1.166%, due 11/21/11(a)(c)	500,000	659,291
LeasePlan Corp. NV 3.125%, due 02/10/12(c)	7,700,000	10,526,149

Security Description	Par Amount	Value

Commercial Banks - continued
Lloyds TSB Bank plc 12.000%, due 12/31/49 (144A)(a)(b)	$5,800,000	$6,331,145
Rabobank Nederland 11.000%, due 12/29/49 (144A)(a)(b)	277,000	358,360
RBS Capital Trust II 6.425%, due 12/29/49	120,000	79,500
Resona Bank, Ltd. 5.850%, due 09/29/49 (144A)(a)(b)	4,400,000	4,400,876
Royal Bank of Scotland Group plc 3.950%, due 09/21/15	12,300,000	12,104,147
7.640%, due 03/31/49	14,500,000	9,715,000
6.990%, due 10/29/49 (144A)(b)	2,000,000	1,550,000
Royal Bank of Scotland plc 0.686%, due 04/08/11 (144A)(a)(b)	11,100,000	11,105,439
3.000%, due 12/09/11 (144A)(b)	28,900,000	29,508,374
Santander US Debt S.A. Unipersonal 2.991%, due 10/07/13 (144A)(b)	24,300,000	23,622,127
Societe Financement de l’Economie Francaise 0.489%, due 07/16/12 (144A)(a)(b)	57,000,000	57,157,890
Societe Generale 5.922%, due 04/29/49 (144A)(a)(b)	13,200,000	11,673,394
8.875%, due 06/29/49(a)(g)	5,000,000	7,642,529
State Bank of India 4.500%, due 07/27/15 (144A)(b)	12,200,000	12,469,316
Svenska Handelsbanken AB 1.302%, due 09/14/12 (144A)(a)(b)	34,000,000	34,130,696
UBS AG 1.384%, due 02/23/12(a)	9,600,000	9,684,259
5.875%, due 12/20/17	21,700,000	23,900,554
Series BKNT 2.250%, due 08/12/13	14,900,000	15,036,603
USB Capital IX 6.189%, due 04/15/49(a)	8,125,000	6,337,500
Wachovia Bank N.A. 0.632%, due 03/15/16(a)	6,000,000	5,628,168
Westpac Banking Corp. 0.769%, due 07/16/14 (144A)(a)(b)	29,000,000	29,163,647

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Commercial Banks - continued
Westpac Capital Trust III 5.819%, due 09/30/13 (144A)(a)(b)	$80,000	$79,522
Westpac Capital Trust IV 5.256%, due 03/31/16 (144A)(a)(b)	165,000	158,429

		734,315,817

Computers & Peripherals - 0.2%
International Business Machines Corp. 5.700%, due 09/14/17	19,300,000	22,182,937

Construction Materials - 0.0%
C10 Capital, Ltd. 6.722%, due 12/18/49(a)	4,800,000	3,397,066
C8 Capital SPV, Ltd. 6.640%, due 12/31/14 (144A)(a)(b)	1,700,000	1,202,685

		4,599,751

Consumer Finance - 2.3%
Ally Financial, Inc. 6.875%, due 09/15/11-08/28/12	14,800,000	15,280,070
7.250%, due 03/02/11	5,000,000	5,031,865
5.375%, due 06/06/11(c)	4,000,000	5,437,556
6.000%, due 12/15/11	6,047,000	6,175,855
7.000%, due 02/01/12	7,700,000	7,949,010
6.625%, due 05/15/12	10,300,000	10,621,370
8.300%, due 02/12/15	3,500,000	3,858,750
6.250%, due 12/01/17 (144A)(b)	23,000,000	23,028,750
7.500%, due 09/15/20 (144A)(b)	7,800,000	8,219,250
American Express Bank FSB S.A. 5.500%, due 04/16/13	16,700,000	18,008,846
6.000%, due 09/13/17	34,000,000	37,942,402
American Express Centurion Bank 6.000%, due 09/13/17	34,000,000	37,942,402
Capital One Financial Corp. 6.750%, due 09/15/17	10,600,000	12,231,796
FCE Bank plc, Series EMTN 7.125%, due 01/15/13(c)	4,000,000	5,611,665
Ford Motor Credit Co. LLC 7.250%, due 10/25/11	1,300,000	1,343,874
3.039%, due 01/13/12(a)	9,000,000	9,090,450
7.800%, due 06/01/12	800,000	850,786
7.000%, due 10/01/13	500,000	536,384
7.375%, due 02/01/11	5,400,000	5,416,238

Security Description	Par Amount	Value

Consumer Finance - continued
12.000%, due 05/15/15	$4,000,000	$5,036,200
8.000%, due 12/15/16	500,000	559,397
GMAC International Finance B.V. 7.500%, due 04/21/15(c)	2,800,000	3,891,837
Sydney Airport Finance Co. Pty, Ltd. 5.125%, due 02/22/21 (144A)(b)	1,300,000	1,251,997

		225,316,750

Diversified Financial Services - 5.3%
ANZ Capital Trust II 5.360%, due 12/29/49 (144A)(b)	525,000	542,719
Bank of America Corp. 5.650%, due 05/01/18	17,800,000	18,214,633
8.000%, due 12/29/49(a)	5,000,000	5,045,720
Bear Stearns & Co., Inc. 6.400%, due 10/02/17	19,300,000	22,033,324
BM&F BOVESPA S.A. 5.500%, due 07/16/20 (144A)(b)	1,000,000	1,022,564
Citigroup Capital XXI 8.300%, due 12/21/57(a)	35,900,000	37,515,500
Citigroup, Inc. 5.625%, due 08/27/12	1,000,000	1,049,767
5.500%, due 04/11/13-10/15/14	52,900,000	56,813,557
2.286%, due 08/13/13(a)	7,000,000	7,123,732
6.125%, due 11/21/17-05/15/18	47,500,000	52,127,374
8.500%, due 05/22/19	3,800,000	4,724,848
5.875%, due 05/29/37	7,000,000	6,870,668
GATX Financial Corp. 5.800%, due 03/01/16	5,000,000	5,410,240
General Electric Capital Corp. 6.750%, due 03/15/32	165,000	187,352
6.875%, due 01/10/39	6,500,000	7,536,971
6.500%, due 09/15/67 (144A)(a)(b)(g)	11,900,000	17,242,638
6.375%, due 11/15/67(a)	5,400,000	5,366,250
International Lease Finance Corp. 5.450%, due 03/24/11	4,500,000	4,533,750
5.750%, due 06/15/11	12,500,000	12,625,000
1.425%, due 08/15/11(a)(c)	30,400,000	39,207,201
5.400%, due 02/15/12	16,642,000	16,891,630
5.300%, due 05/01/12	24,700,000	25,101,375
5.250%, due 01/10/13	2,900,000	2,914,500
6.375%, due 03/25/13	2,900,000	2,987,000
5.875%, due 05/01/13	1,600,000	1,626,000
6.750%, due 09/01/16 (144A)(b)	5,300,000	5,684,250

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Diversified Financial Services - continued
JPMorgan Chase & Co. 6.950%, due 08/10/12	$8,200,000	$8,949,595
0.632%, due 06/13/16(a)	5,300,000	5,001,970
6.000%, due 10/01/17-01/15/18	38,600,000	42,974,142
7.250%, due 02/01/18	5,000,000	5,933,715
JPMorgan Chase Capital XXI Series U 1.236%, due 02/02/37(a)	27,300,000	21,333,094
LBG Capital No.1 plc, Series 144A 7.875%, due 11/01/20	285,000	260,775
Macquarie Bank, Ltd., Series B 2.600%, due 01/20/12 (144A)(b)	2,200,000	2,242,634
Nationwide Building Society 6.250%, due 02/25/20 (144A)(b)	10,800,000	11,273,926
Pearson Dollar Finance plc 5.700%, due 06/01/14 (144A)(b)	13,500,000	14,645,731
SLM Corp. 0.502%, due 03/15/11(a)	1,298,000	1,293,396
2.644%, due 03/15/12(a)	1,500,000	1,482,195
5.125%, due 08/27/12	400,000	408,461
5.375%, due 01/15/13-05/15/14	8,935,000	8,996,200
5.000%, due 10/01/13	4,739,000	4,754,264
0.588%, due 01/27/14(a)	11,600,000	10,456,136
Teco Finance, Inc. 6.750%, due 05/01/15	4,400,000	4,976,998
Temasek Financial I, Ltd. 4.300%, due 10/25/19 (144A)(b)	5,500,000	5,624,047
Trans Capital Investment, Ltd. 8.700%, due 08/07/18 (144A)(b)	2,800,000	3,471,804

		514,477,646

Diversified Telecommunication Services - 0.4%
AT&T, Inc. 6.300%, due 01/15/38	6,400,000	6,774,118
5.350%, due 09/01/40 (144A)(b)	301,000	284,098
CenturyTel, Inc. 6.000%, due 04/01/17	5,000,000	5,135,860
Deutsche Telekom International Finance B.V. 8.750%, due 06/15/30	50,000	67,377
Embarq Corp. 7.995%, due 06/01/36	6,600,000	7,226,934

Security Description	Par Amount	Value

Diversified Telecommunication Services - continued
France Telecom S.A. 8.500%, due 03/01/31	$165,000	$224,928
Qtel International Finance, Ltd. 3.375%, due 10/14/16 (144A)(b)	400,000	382,008
4.750%, due 02/16/21 (144A)(b)	800,000	766,272
Qwest Capital Funding, Inc. 7.250%, due 02/15/11	8,000,000	8,030,000
Qwest Corp. 8.875%, due 03/15/12	1,720,000	1,864,050
SBC Communications, Inc. 5.100%, due 09/15/14	380,000	416,109
5.625%, due 06/15/16	455,000	510,784
Sprint Capital Corp. 8.750%, due 03/15/32	6,900,000	7,003,500
Verizon Global Funding Corp. 7.375%, due 09/01/12	185,000	204,336
Verizon New York, Inc. 6.875%, due 04/01/12	325,000	346,798
7.375%, due 04/01/32	155,000	174,421
Verizon Wireless Capital LLC 2.884%, due 05/20/11(a)	3,900,000	3,939,472

		43,351,065

Electric Utilities - 1.2%
Arizona Public Service Co. 4.650%, due 05/15/15	165,000	173,589
Centrais Eletricas Brasileiras S.A. 6.875%, due 07/30/19 (144A)(b)	54,400,000	61,744,000
Consumers Energy Co. 5.000%, due 02/15/12	2,500,000	2,607,550
Dominion Resources, Inc. 6.300%, due 03/15/33	210,000	227,793
DTE Energy Co. 6.375%, due 04/15/33	260,000	271,016
Electricite de France 5.500%, due 01/26/14 (144A)(b)	5,100,000	5,602,065
6.500%, due 01/26/19 (144A)(b)	5,100,000	5,960,054
6.950%, due 01/26/39 (144A)(b)	5,100,000	6,055,092
Enel Finance International S.A. 6.250%, due 09/15/17 (144A)(b)	9,350,000	10,226,123
Entergy Corp. 3.625%, due 09/15/15	14,300,000	14,158,802

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Electric Utilities - continued
Majapahit Holding B.V. 7.250%, due 06/28/17	$2,040,000	$2,320,206
7.750%, due 01/20/20	5,000,000	5,806,420
Nisource Finance Corp. 6.150%, due 03/01/13	475,000	518,444
Pepco Holdings, Inc. 7.450%, due 08/15/32	180,000	203,639
Progress Energy, Inc. 7.100%, due 03/01/11	1,600,000	1,616,339
6.850%, due 04/15/12	650,000	696,474

		118,187,606

Energy Equipment & Services - 0.0%
Transocean, Inc. 7.500%, due 04/15/31	1,000,000	1,074,418

Food & Staples Retailing - 0.1%
Wal-Mart Stores, Inc. 5.800%, due 02/15/18	6,600,000	7,594,864

Food Products - 0.3%
Kraft Foods, Inc. 6.125%, due 02/01/18	23,500,000	26,883,060
6.875%, due 02/01/38	2,100,000	2,446,305

		29,329,365

Health Care Providers & Services - 0.2%
Prudential Holding LLC 8.695%, due 12/18/23 (144A)(b)	150,000	179,085
UnitedHealth Group, Inc. 6.000%, due 02/15/18	11,100,000	12,618,624
6.875%, due 02/15/38	2,200,000	2,569,774

		15,367,483

Independent Power Producers & Energy Traders - 0.2%
Korea Hydro & Nuclear Power Co., Ltd. 3.125%, due 09/16/15 (144A)(b)	11,200,000	10,881,405
NRG Energy, Inc. 7.250%, due 02/01/14	5,500,000	5,623,750
PSEG Power LLC 5.500%, due 12/01/15	420,000	461,400
8.625%, due 04/15/31	245,000	315,503

		17,282,058

Insurance - 1.6%
American General Finance Corp. Series A 4.625%, due 06/22/11(c)	1,170,000	1,549,200
Series H 4.000%, due 03/15/11	9,200,000	9,177,000

Security Description	Par Amount	Value

Insurance - continued
Series I 4.875%, due 07/15/12	$800,000	$757,000
Series J 0.552%, due 12/15/11(a)	3,400,000	3,184,804
6.900%, due 12/15/17	3,200,000	2,600,000
American General Institutional Capital, Series B 8.125%, due 03/15/46 (144A)(b)	24,700,000	25,132,250
American International Group, Inc. 4.250%, due 05/15/13	8,545,000	8,862,652
5.050%, due 10/01/15	6,300,000	6,494,494
5.450%, due 05/18/17	700,000	710,741
5.850%, due 01/16/18	23,700,000	24,508,241
8.250%, due 08/15/18	300,000	346,620
6.400%, due 12/15/20	2,800,000	2,943,200
5.250%/6.250%, due 11/16/22(h)	3,163,000	2,862,515
8.000%, due 05/22/38(a)(c)	2,750,000	3,572,581
8.625%, due 05/22/38(a)(g)	5,500,000	8,492,566
Series EMTN 5.000%, due 06/26/17(c)	24,000,000	30,217,939
CNA Financial Corp. 5.850%, due 12/15/14	5,000,000	5,279,920
ING Capital Funding Trust III 3.903%, due 12/31/49(a)	200,000	185,500
Liberty Mutual Group, Inc. 5.750%, due 03/15/14 (144A)(b)	5,750,000	5,984,939
Nationwide Financial Services, Inc. 6.250%, due 11/15/11	55,000	57,317
5.900%, due 07/01/12	60,000	63,350
Pacific LifeCorp. 6.000%, due 02/10/20 (144A)(b)	2,600,000	2,737,384
Principal Life Income Funding Trusts 5.300%, due 04/24/13	3,400,000	3,681,353

		149,401,566

Media - 0.5%
British Sky Broadcasting Group plc 6.100%, due 02/15/18 (144A)(b)	15,000,000	16,757,100
Comcast Corp. 7.050%, due 03/15/33	75,000	85,934
Cox Communications, Inc. 4.625%, due 06/01/13	430,000	460,427

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Media - continued
News America Holdings, Inc. 8.250%, due 08/10/18	$110,000	$138,212
7.750%, due 01/20/24	25,000	29,541
Time Warner Cable, Inc. 5.400%, due 07/02/12	5,000,000	5,310,075
Time Warner Cos., Inc. 5.875%, due 11/15/16	6,500,000	7,345,865
9.150%, due 02/01/23	155,000	203,804
8.375%, due 03/15/23	260,000	327,127
7.625%, due 04/15/31	310,000	377,919
Viacom, Inc. 6.250%, due 04/30/16	15,000,000	17,090,010

		48,126,014

Metals & Mining - 0.3%
AngloGold Ashanti Holdings plc 5.375%, due 04/15/20	2,400,000	2,500,555
Gerdau Trade, Inc. 5.750%, due 01/30/21 (144A)(b)	6,900,000	6,906,158
Vale Overseas, Ltd. 4.625%, due 09/15/20	5,000,000	4,975,420
6.875%, due 11/21/36-11/10/39	11,800,000	13,036,100

		27,418,233

Oil, Gas & Consumable Fuels - 0.8%
Duke Capital LLC 6.250%, due 02/15/13	375,000	406,891
8.000%, due 10/01/19	55,000	67,114
El Paso Corp. 7.750%, due 01/15/32	2,715,000	2,714,270
Gaz Capital S.A. 8.146%, due 04/11/18 (144A)(b)	12,400,000	14,415,000
8.625%, due 04/28/34	23,300,000	28,071,840
Gazprom Via Gaz Capital S.A., Series REGS 8.125%, due 07/31/14	3,600,000	4,066,200
Husky Energy, Inc. 6.150%, due 06/15/19	215,000	237,494
Indian Oil Corp., Ltd. 4.750%, due 01/22/15	2,200,000	2,266,255
Kinder Morgan Energy Partners LP 7.400%, due 03/15/31	225,000	252,334
7.750%, due 03/15/32	135,000	157,093
7.300%, due 08/15/33	90,000	100,470
Magellan Midstream Partners 5.650%, due 10/15/16	385,000	425,518

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
Noble Group, Ltd. 4.875%, due 08/05/15 (144A)(b)	$2,500,000	$2,560,937
Petrobras International Finance Co. 5.750%, due 01/20/20	4,800,000	5,004,326
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Series REGS 5.500%, due 09/30/14	1,400,000	1,509,091
Shell International Finance B.V. 5.500%, due 03/25/40	4,100,000	4,408,853
Total Capital S.A. 4.450%, due 06/24/20	3,100,000	3,219,440
TransCanada Pipelines, Ltd. 7.625%, due 01/15/39	2,500,000	3,243,460
Transcontinental Gas Pipe Line Corp. 8.875%, due 07/15/12	35,000	38,690
Valero Energy Corp. 7.500%, due 04/15/32	225,000	238,220
Williams Cos., Inc. 7.500%, due 01/15/31	592,000	666,653

		74,070,149

Paper & Forest Products - 0.1%
International Paper Co. 5.250%, due 04/01/16	6,500,000	6,929,650

Pharmaceuticals - 0.8%
GlaxoSmithKline Capital, Inc. 4.850%, due 05/15/13	49,400,000	53,668,555
Roche Holdings, Inc. 7.000%, due 03/01/39 (144A)(b)	8,000,000	10,122,808
Wyeth 5.500%, due 03/15/13-02/15/16	7,500,000	8,397,600
6.450%, due 02/01/24	160,000	188,914

		72,377,877

Real Estate Investment Trusts - 0.1%
HCP, Inc. 6.700%, due 01/30/18	7,500,000	8,057,940
Health Care Property Investors, Inc. 5.950%, due 09/15/11	3,500,000	3,613,655

		11,671,595

Real Estate Management & Development - 0.0%
Qatari Diar Finance QSC 3.500%, due 07/21/15	1,000,000	1,001,709

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Road & Rail - 0.3%
Con-way, Inc. 7.250%, due 01/15/18	$10,000,000	$10,803,770
CSX Corp. 6.250%, due 03/15/18	10,000,000	11,488,520
Norfolk Southern Corp. 5.590%, due 05/17/25	60,000	62,143
7.800%, due 05/15/27	7,000	9,049
5.640%, due 05/17/29	168,000	176,156
7.250%, due 02/15/31	65,000	78,049
RZD Capital Ltd., Series EMTN 5.739%, due 04/03/17	3,200,000	3,337,440
Union Pacific Corp. 6.625%, due 02/01/29	50,000	56,869

		26,011,996

Specialty Retail - 0.2%
Home Depot, Inc. 5.400%, due 03/01/16	5,000,000	5,609,390
Limited Brands, Inc. 6.900%, due 07/15/17	15,000,000	16,012,500

		21,621,890

Tobacco - 0.2%
Altria Group, Inc. 4.125%, due 09/11/15	7,600,000	7,954,844
Philip Morris International, Inc. 6.375%, due 05/16/38	4,100,000	4,775,373
Reynolds American, Inc. 7.625%, due 06/01/16	2,400,000	2,792,486

		15,522,703

Trading Companies & Distributors - 0.1%
GATX Corp. 6.000%, due 02/15/18	5,000,000	5,344,355

Wireless Telecommunication Services - 0.2%
America Movil S.A.B de C.V. 5.000%, due 03/30/20	5,000,000	5,222,240
AT&T Wireless Services, Inc. 8.125%, due 05/01/12	200,000	218,547
Cingular Wireless LLC 6.500%, due 12/15/11	700,000	738,882
Sprint Nextel Corp. 6.000%, due 12/01/16	11,250,000	10,926,562

		17,106,231

Total Domestic Bonds & Debt Securities (Cost $2,390,604,409)		2,498,435,402

Security Description	Par Amount	Value

Foreign Bonds & Debt Securities - 6.5%
Aruba Guilder - 0.0%
UFJ Finance Aruba AEC 6.750%, due 07/15/13	$220,000	$245,467

Canada - 1.1%
Canada Housing Trust No 1 2.750%, due 12/15/15 (144A)(b)(j)	9,000,000	9,070,871
3.350%, due 12/15/20 (144A)(b)(j)	16,300,000	16,212,822
Canadian Government Bond 2.500%, due 09/01/13(j)	21,600,000	22,093,727
2.000%, due 12/01/14(j)	18,900,000	18,867,699
4.500%, due 06/01/15(j)	2,700,000	2,969,908
3.000%, due 12/01/15(j)	2,800,000	2,895,878
Province of Ontario 1.875%, due 09/15/15(j)	3,900,000	3,817,043
4.300%, due 03/08/17(j)	4,200,000	4,501,756
4.200%, due 03/08/18-06/02/20(j)	8,200,000	8,530,398
5.500%, due 06/02/18(j)	2,600,000	2,970,970
4.400%, due 06/02/19(j)	9,100,000	9,644,884
Series MTN 4.600%, due 06/02/39(j)	4,600,000	4,841,805
Province of Quebec 4.500%, due 12/01/16-12/01/20(j)	800,000	855,640

		107,273,401

Cayman Islands - 0.0%
Hutchison Whampoa International, Ltd. 6.250%, due 01/24/14 (144A)(b)	245,000	270,614
Mizuho Finance 5.790%, due 04/15/14 (144A)(b)	315,000	346,398
Petroleum Export, Ltd. 5.265%, due 06/15/11 (144A)(b)	833,177	831,751

		1,448,763

Denmark - 0.3%
Nykredit Realkredit A.S. 2.292%, due 04/01/38-10/01/38(a)(k)	48,412,678	8,281,869
Realkredit Danmark A.S. 2.340%, due 01/01/38(a)(k)	120,220,922	20,614,908

		28,896,777

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

France - 0.0%
AXA S.A. 8.600%, due 12/15/30	$60,000	$67,400

Japan - 5.0%
Japan Treasury Bill 0.010%, due 01/24/11(e)(l)	38,780,000,000	477,994,273

Netherlands Antilles - 0.0%
Deutsche Telekom Finance 5.250%, due 07/22/13	425,000	460,567

Norway - 0.0%
Den Norske Bank 7.729%, due 06/29/49 (144A)(a)(b)(n)	115,000	116,065

Panama - 0.0%
Panama Government International Bond 9.375%, due 04/01/29	1,161,000	1,634,107
Republic of Panama 6.700%, due 01/26/36	1,150,000	1,288,000

		2,922,107

Singapore - 0.0%
United Overseas Bank, Ltd. 5.375%, due 09/03/19 (144A)(a)(b)(o)	470,000	489,650

South Korea - 0.1%
Korea Housing Finance Corp. 4.125%, due 12/15/15 (144A)(b)(p)	2,500,000	2,534,300
Standard Chartered First Bank Korea, Ltd. 7.267%, due 03/03/34 (144A)(a)(b)(p)	240,000	257,432
Woori Bank Korea 6.025%, due 03/13/14 (144A)(a)(b)(p)	305,000	286,041

		3,077,773

Sweden - 0.0%
Swedbank A.B. 3.625%, due 12/02/11(c)(q)	1,400,000	1,913,120

United Kingdom - 0.0%
HBOS Capital Funding LP 6.071%, due 06/30/49 (144A)(a)(b)(g)	45,000	37,125

Total Foreign Bonds & Debt Securities (Cost $619,190,770)		625,703,301

Security Description	Par Amount	Value

Asset-Backed Securities - 4.1%
Adjustable Rate Mortgage Trust 3.038%, due 05/25/35(a)	$711,357	$709,992
5.319%, due 11/25/35(a)	1,150,606	932,115
American Home Mortgage Assets 1.248%, due 11/25/46(a)	5,849,259	2,905,757
American Home Mortgage Investment Trust 2.261%, due 02/25/45(a)	3,002,360	2,693,387
Arran Residential Mortgages Funding plc 2.203%, due 05/16/47 (144A)(a)(b)(c)	4,800,000	6,423,139
2.403%, due 05/16/47 (144A)(a)(b)(c)	13,300,000	17,755,290
Asset Backed Funding Certificates 0.611%, due 06/25/34(a)	4,350,587	3,563,301
0.321%, due 01/25/37(a)	145,081	143,602
Asset Backed Securities Corp. 0.341%, due 05/25/37(a)	418,835	360,625
Banc of America Commercial Mortgage, Inc. 5.451%, due 01/15/49	8,400,000	8,776,118
Banc of America Funding Corp. 2.861%, due 05/25/35(a)	4,946,047	4,822,641
2.799%, due 02/20/36(a)	11,214,726	10,520,658
5.893%, due 01/20/47(a)	700,871	509,214
Banc of America Large Loan, Inc. 2.010%, due 11/15/15 (144A)(a)(b)	2,492,732	2,225,832
Banc of America Mortgage Securities, Inc. 5.000%, due 05/25/34	803,463	805,327
BCAP LLC Trust 0.431%, due 01/25/37(a)	4,225,046	2,418,674
Bear Stearns Adjustable Rate Mortgage Trust 3.102%, due 02/25/33(a)	41,390	38,776
2.330%, due 08/25/35(a)	70,473	67,650
2.430%, due 08/25/35(a)	1,970,183	1,867,961
Bear Stearns ALT-A Trust 1.101%, due 11/25/34(a)	1,441,456	762,881
2.875%, due 05/25/35(a)	3,021,949	2,364,734
2.955%, due 09/25/35(a)	2,385,917	1,828,883
5.208%, due 11/25/36(a)	7,331,118	4,582,814
5.305%, due 11/25/36(a)	4,110,627	2,574,962
Bear Stearns Asset Backed Securities Trust 0.661%, due 10/27/32(a)	29,153	26,063
1.261%, due 10/25/37(a)	7,934,761	5,261,814

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Bear Stearns Commercial Mortgage Securities, Inc. 5.331%, due 02/11/44	$400,000	$411,367
5.471%, due 01/12/45(a)	1,100,000	1,175,670
5.700%, due 06/11/50	6,400,000	6,679,542
Bear Stearns Mortgage Funding Trust 0.331%, due 02/25/37(a)	111,978	111,919
Bear Stearns Structured Products, Inc. 2.360%, due 01/26/36(a)	2,448,907	1,607,853
5.339%, due 12/26/46(a)	1,711,140	1,205,026
Carrington Mortgage Loan Trust 0.581%, due 10/25/35(a)	1,071,008	1,020,216
Chevy Chase Mortgage Funding Corp. 0.511%, due 08/25/35 (144A)(a)(b)	114,919	75,069
0.391%, due 05/25/48 (144A)(a)(b)	4,807,883	2,200,231
Citigroup Mortgage Loan Trust, Inc. 2.510%, due 08/25/35(a)	7,276,944	6,865,051
2.560%, due 08/25/35(a)	2,379,439	2,145,156
2.680%, due 12/25/35(a)	11,458,388	11,033,671
0.321%, due 07/25/45(a)	1,237,951	1,023,692
Commercial Mortgage Pass Through Certificates 5.306%, due 12/10/46	1,900,000	1,984,514
Countrywide Alternative Loan Trust 4.739%, due 05/25/35 (144A)(a)(b)	8,402,252	964,800
0.471%, due 03/20/46(a)	348,846	201,985
Countrywide Asset-Backed Certificates 0.341%, due 06/25/37(a)	80,317	79,857
Countrywide Home Loans 5.750%, due 05/25/33	51,946	52,297
0.581%, due 03/25/35(a)	1,673,864	1,074,923
0.551%, due 04/25/35(a)	187,026	122,595
0.601%, due 06/25/35 (144A)(a)(b)	6,733,112	5,815,739
5.448%, due 09/20/36(a)	8,638,511	5,404,650
Credit Suisse First Boston Mortgage Securities Corp. 0.882%, due 03/25/32 (144A)(a)(b)	154,059	132,554
6.500%, due 04/25/33	146,093	147,550
6.000%, due 11/25/35	4,619,214	3,404,005

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Credit Suisse Mortgage Capital Certificates 5.659%, due 03/15/39(a)	$400,000	$420,871
5.467%, due 09/15/39	22,300,000	23,420,620
Daimler Chrysler Auto Trust 1.745%, due 09/10/12(a)	2,070,161	2,076,099
Deutsche Alt-A Securities, Inc. 0.351%, due 08/25/37(a)	46,920	46,588
DSLA Mortgage Loan Trust 2.470%, due 07/19/44(a)	1,354,709	1,083,007
First Horizon Alternative Mortgage Securities 2.924%, due 08/25/35(a)	503,087	411,876
4.439%, due 01/25/36 (144A)(a)(b)	84,445,149	9,534,997
Ford Credit Auto Owner Trust 1.210%, due 01/15/12	602,271	602,778
GMAC Mortgage Corp. 5.940%, due 07/01/13(t)	4,393	4,337
GMAC Mortgage Corp. Loan Trust 5.500%, due 09/25/34	90,095	91,335
Green Tree Financial Corp. 6.220%, due 03/01/30	114,329	121,259
Greenpoint Mortgage Funding Trust 0.481%, due 06/25/45(a)	129,594	87,286
0.341%, due 01/25/47(a)	102,331	98,039
Greenwich Capital Commercial Funding Corp. 5.444%, due 03/10/39	9,800,000	10,339,723
4.799%, due 08/10/42(a)	100,000	105,664
GS Mortgage Securities Corp. II 0.356%, due 03/06/20 (144A)(a)(b)	5,475,471	5,344,177
GSR Mortgage Loan Trust 6.000%, due 03/25/32	486	486
2.825%, due 09/25/35(a)	174,507	167,383
3.082%, due 04/25/36(a)	4,945,289	4,123,342
Harborview Mortgage Loan Trust 0.481%, due 05/19/35(a)	2,011,246	1,321,833
0.451%, due 01/19/38(a)	307,009	206,272
Household Home Equity Loan 1.061%, due 11/20/36(a)	293,943	294,046
Indymac ARM Trust 1.928%, due 01/25/32(a)	1,221	915
1.959%, due 01/25/32(a)	41,063	32,125
Indymac Index Mortgage Loan Trust 2.690%, due 12/25/34(a)	326,745	241,268

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Indymac Residential Asset Backed Trust 0.341%, due 07/25/37(a)	$17,236	$17,214
JPMorgan Chase Commercial Mortgage Securities 4.070%, due 11/15/43 (144A)(b)	13,700,000	13,131,672
5.420%, due 01/15/49	400,000	416,658
5.882%, due 02/15/51(a)	900,000	954,398
JPMorgan Mortgage Trust 5.036%, due 02/25/35(a)	1,403,695	1,408,700
3.112%, due 07/25/35(a)	8,199,157	8,180,168
5.388%, due 07/25/35	18,085,629	18,016,352
5.750%, due 01/25/36	1,658,557	1,504,077
Lehman Brothers-UBS Commercial Mortgage Trust 5.866%, due 09/15/45(a)	15,200,000	16,020,435
Master Alternative Loans Trust 0.661%, due 03/25/36(a)	1,088,563	437,848
Master Asset Securitization Trust 4.500%, due 03/25/18	78,517	78,391
Merrill Lynch Commercial Mortgage Pass-Through Certificates 0.802%, due 07/09/21 (144A)(a)(b)	13,297,259	12,844,491
Merrill Lynch First Franklin Mortgage Loan Trust 0.321%, due 07/25/37(a)	181,692	180,761
Merrill Lynch Mortgage Investments, Inc. 1.258%, due 10/25/35(a)	376,831	327,986
4.250%, due 10/25/35(a)	1,341,038	1,156,819
0.511%, due 11/25/35(a)	280,902	240,159
0.471%, due 02/25/36(a)	2,010,637	1,556,123
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.965%, due 08/12/49(a)	11,800,000	12,718,853
5.485%, due 03/12/51(a)	2,200,000	2,246,917
Mid-State Trust 7.791%, due 03/15/38	188,731	181,415
Morgan Stanley Capital, Inc. 0.321%, due 10/15/20 (144A)(a)(b)	1,025,741	986,563
0.321%, due 05/25/37(a)	853,692	741,248
5.879%, due 06/11/49(a)	3,600,000	3,860,701
5.809%, due 12/12/49	200,000	214,029
Morgan Stanley Reremic Trust 5.807%, due 08/12/45 (144A)(a)(b)	900,000	963,758

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Nomura Asset Acceptance Corp. 4.976%, due 05/25/35	$7,724,035	$5,455,312
Option One Mortgage Loan Trust 0.901%, due 08/25/33(a)	31,366	26,037
0.321%, due 07/25/37(a)	699,847	670,987
Popular ABS Mortgage Pass-Through Trust 0.351%, due 06/25/47(a)	1,714,013	1,561,255
Renaissance Home Equity Loan Trust 0.701%, due 08/25/33(a)	292,922	269,223
Residential Accredit Loans, Inc. 0.661%, due 03/25/33(a)	1,033,800	929,093
6.000%, due 06/25/36	4,101,209	2,814,512
0.441%, due 06/25/46(a)	2,653,796	1,108,728
Residential Asset Securities Corp. 0.371%, due 04/25/37(a)	617,327	605,227
Residential Asset Securitization Trust 0.661%, due 05/25/33-01/25/46(a)	3,381,614	1,832,376
Residential Funding Mortgage Securities I 0.611%, due 06/25/18(a)	64,397	62,609
Sequoia Mortgage Trust 0.611%, due 07/20/33(a)	725,327	688,426
SLM Student Loan Trust 0.338%, due 10/25/16(a)	1,282,865	1,282,596
0.738%, due 01/25/17(a)	3,000,000	3,005,650
0.328%, due 04/25/17(a)	708,285	708,224
0.418%, due 01/25/19(a)	8,547,975	8,510,208
2.910%, due 12/16/19 (144A)(a)(b)	2,200,000	2,202,540
Small Business Administration Participation Certificates 6.220%, due 12/01/28	9,302,817	10,233,775
Soundview Home Equity Loan Trust 0.341%, due 06/25/37(a)	82,989	74,646
Sovereign Commercial Mortgage Securities Trust 5.811%, due 07/22/30 (144A)(a)(b)	1,339,100	1,385,023
Structured Adjustable Rate Mortgage Loan Trust 2.633%, due 01/25/35(a)	4,257,832	3,437,414
2.714%, due 08/25/35(a)	339,820	275,890
Structured Asset Mortgage Investments, Inc. 0.511%, due 07/19/35(a)	2,243,873	2,011,881
0.491%, due 05/25/45(a)	2,078,941	1,394,249

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Structured Asset Securities Corp. 2.856%, due 10/25/35 (144A)(a)(b)	$115,888	$92,814
Thornburg Mortgage Securities Trust 0.381%, due 10/25/46(a)	1,085,835	1,076,514
Wachovia Bank Commercial Mortgage Trust 0.350%, due 09/15/21 (144A)(a)(b)	3,161,355	3,081,284
5.342%, due 12/15/43	16,700,000	16,903,807
WaMu Mortgage Pass Through Certificates 5.805%, due 12/25/27 (144A)(b)(d)(e)(t)	3,190,818	175,495
Washington Mutual Pass-Through Certificate 0.801%, due 12/25/27(a)	3,138,570	2,786,469
2.904%, due 02/27/34(a)	544,464	556,890
1.728%, due 06/25/42-08/25/42(a)	491,562	425,307
Wells Fargo Mortgage Backed Securities Trust 2.774%, due 09/25/33(a)	1,948,029	1,955,391
3.425%, due 03/25/36(a)	10,671,988	9,491,735
2.904%, due 04/25/36(a)	5,275,478	4,899,563
5.645%, due 04/25/36(a)	2,138,220	811,544
5.251%, due 08/25/36(a)	1,552,260	1,540,952

Total Asset-Backed Securities (Cost $407,764,014)		392,787,850

Municipals - 3.0%
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable 8.084%, due 02/15/50	6,900,000	7,352,640
Badger Tobacco Asset Securitization Corp. 6.125%, due 06/01/27	155,000	161,883
Bay Area Toll Bridge Authority, Build America Bonds, Series S1 7.043%, due 04/01/50	10,400,000	10,526,360
Buckeye Tobacco Settlement Financing Authority 5.875%, due 06/01/47	4,600,000	3,033,194
California Infrastructure & Economic Development Bank Revenue, Build America Bonds 6.486%, due 05/15/49	2,500,000	2,485,500

Security Description	Par Amount	Value

Municipals - continued
California State General Obligation Unlimited, Build America Bonds 5.650%, due 04/01/13(a)	$2,700,000	$2,857,302
7.500%, due 04/01/34	2,900,000	3,003,675
7.950%, due 03/01/36	700,000	718,627
7.550%, due 04/01/39	2,900,000	3,010,606
7.600%, due 11/01/40	6,900,000	7,192,215
California State Public Works Board Lease Revenue, Build America Bonds, Taxable, University Projects, Series B-2 7.804%, due 03/01/35	3,100,000	3,060,568
California State University Revenue, Build America Bonds 6.484%, due 11/01/41	4,400,000	4,363,744
Calleguas-las Virgenes California Public Financing Water Revenue Authority, Build America Bonds 5.944%, due 07/01/40	7,800,000	7,594,314
Chicago Transit Authority Transfer Tax Receipts Revenue Series A 6.300%, due 12/01/21	400,000	425,828
6.899%, due 12/01/40	7,300,000	7,240,286
Series B 6.300%, due 12/01/21	700,000	745,199
6.899%, due 12/01/40	7,200,000	7,141,104
Clark County NV, Airport Revenue, Series C 6.820%, due 07/01/45	4,800,000	4,695,792
Clark County NV, Refunding 4.750%, due 06/01/30	5,500,000	5,090,030
East Baton Rouge Sewer Commission, Build America Bonds 6.087%, due 02/01/45	17,000,000	16,378,650
Golden State Tobacco Securitization Corp., Series A-1 5.000%, due 06/01/33	10,000,000	6,856,900
Illinois Finance Authority, Peoples Gas Light & Coke 5.000%, due 02/01/33(AMBAC)	7,410,000	6,939,465
Irvine Ranch CA, Water District, Build America Bonds, Taxable, Series B 6.622%, due 05/01/40	21,700,000	21,782,243

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Municipals - continued
Los Angeles CA, Wastewater System Revenue, Build America Bonds 5.713%, due 06/01/39	$2,300,000	$2,146,567
Los Angeles Department of Water & Power Build America Bonds 6.166%, due 07/01/40	60,200,000	56,898,632
Systems, Subser A-2 5.000%, due 07/01/44	2,900,000	2,821,874
Los Angeles Department of Water & Power Revenue, Build America Bonds 6.603%, due 07/01/50	3,200,000	3,300,672
Los Angeles, California Unified School District Build America Bonds 6.758%, due 07/01/34	1,100,000	1,140,403
Refunding, Series A 4.500%, due 07/01/25-01/01/28	8,700,000	7,945,972
Metropolitan Transportation Authority, Build America Bonds, Metro Transit Authority, Series A2 6.089%, due 11/15/40	200,000	195,378
Municipal Electric Authority of Georgia 6.655%, due 04/01/57	1,300,000	1,258,686
New Jersey Economic Development Authority, Build America Bonds 1.302%, due 03/15/11(a)	19,100,000	19,143,548
New Jersey State Turnpike Authority Revenue, Build America Bonds, Taxable 7.102%, due 01/01/41	5,300,000	5,749,599
Newport Beach CA, Certificates of Participation, Build America Bonds 7.168%, due 07/01/40	31,650,000	31,108,785
Palomar Community College District, Series A 4.750%, due 05/01/32	300,000	268,077
Pennsylvania Economic Development Financing Authority, Build America Bonds 6.532%, due 06/15/39	1,000,000	972,640
Port Authority of New York & New Jersey, One Hundred Sixtyfifth 5.647%, due 11/01/40	3,000,000	2,901,300

Security Description	Par Amount	Value

Municipals - continued
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit, Series 2-B 7.242%, due 01/01/41	$1,800,000	$1,779,318
State of Illinois 4.071%, due 01/01/14	7,300,000	7,369,788
Build America Bonds 6.900%, due 03/01/35	2,100,000	1,953,924
State of Texas Transportation Commission Mobility Funding, Series A 4.750%, due 04/01/35	3,500,000	3,396,750
State of Texas Transportation Commission Revenue, Build America Bonds, Series B 5.178%, due 04/01/30	3,000,000	2,974,980
Tobacco Settlement Financing Corp. 5.000%, due 06/01/41	900,000	536,535
7.467%, due 06/01/47	7,960,000	5,529,892
Tobacco Settlement Funding Corp. 5.875%, due 05/15/39	2,000,000	1,913,540
6.250%, due 06/01/42	1,300,000	1,161,654

Total Municipals (Cost $304,141,668)		295,124,639

Foreign Bonds & Debt Securities - Emerging Markets - 1.8%
Brazil - 1.7%
Banco Nacional de Desenvolvimento Economico e Social 4.125%, due 09/15/17 (144A)(b)(c)	2,700,000	3,525,706
Brazil Notas do Tesouro Nacional, Series F 10.000%, due 01/01/12-01/01/17(i)	26,343,100	160,767,498

		164,293,204

Mexico - 0.1%
Mexican Bonos 6.000%, due 06/18/15(m)	70,900,000	5,709,465
United Mexican States 6.050%, due 01/11/40	5,100,000	5,240,250

		10,949,715

Russia - 0.0%
Morgan Stanley (Gazprom) 9.625%, due 03/01/13 (144A)(b)	130,000	147,875

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

South Africa - 0.0%
South Africa Government International Bond 5.875%, due 05/30/22	$700,000	$760,813

Total Foreign Bonds & Debt Securities - Emerging Markets (Cost $149,465,362)		175,390,794

Preferred Stocks - 0.6%
Commercial Banks - 0.5%
Wells Fargo Co.(a)	50,400,000	53,424,000

Diversified Financial Services - 0.1%
JPMorgan Chase & Co., Series 1(a)	8,200,000	8,745,882

Total Preferred Stocks (Cost $56,113,801)		62,169,882

Convertible Preferred Stocks - 0.6%
Commercial Banks - 0.6%
Wells Fargo & Co., Series L 7.500%, due 12/31/49	53,950	53,979,672

Insurance - 0.0%
American International Group, Inc. 8.500%, due 02/15/11	168,900	1,484,631

Total Convertible Preferred Stocks (Cost $52,682,153)		55,464,303

Convertible Bonds - 0.5%
Energy Equipment & Services - 0.5%
Transocean, Ltd., Series B 1.500%, due 12/15/37	44,600,000	44,154,000

Oil, Gas & Consumable Fuels - 0.0%
Chesapeake Energy Corp. 2.250%, due 12/15/38	2,400,000	1,881,000

Total Convertible Bonds (Cost $43,293,023)		46,035,000

Loan Participation - 0.3%
Automobile - 0.1%
Ford Motor Co. 3.021%, due 12/16/13	5,200,107	5,198,781

Commercial Banks - 0.0%
CIT Group, Inc. 6.250%, due 08/11/15	1,533,500	1,568,150

Finance - 0.1%
American General Finance Corp. 7.250%, due 04/21/15	7,900,000	8,032,009

Security Description	Par Amount	Value

Oil and Gas - 0.1%
Petroleum Export, Ltd. 3.319%, due 12/07/12	$13,800,000	$13,800,000

Total Loan Participation (Cost $28,354,028)		28,598,940

Short-Term Investments - 8.3%
Repurchase Agreements - 8.0%
Barclays Bank plc
Repurchase Agreement, dated 12/23/10 at 0.170% to be repurchased at $71,007,041 on 01/13/11 collateralized by $40,327,000 U.S. Treasury Inflation Index Bond at 3.875% due 04/15/29 with a value of $72,664,115.	71,000,000	71,000,000
Repurchase Agreement, dated 12/31/10 at 0.250% to be repurchased at $151,803,163 on 01/03/11 collateralized by $155,408,000 U.S. Treasury Bond at 4.375% due 05/15/40 with a value of $157,599,563.	151,800,000	151,800,000
Credit Suisse Securities (USA) LLC
Repurchase Agreement, dated 12/31/10 at 0.018% to be repurchased at $9,000,135 on 01/03/11 collateralized by $9,130,000 U.S. Treasury Note at 1.000% due 09/30/11 with a value of $9,204,667.	9,000,000	9,000,000
Repurchase Agreement, dated 12/31/10 at 0.200% to be repurchased at $467,007,783 on 01/03/11 collateralized by $474,119,000 U.S. Treasury Note at 1.000% due 10/31/11 with a value of $477,820,599.	467,000,000	467,000,000
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $3,281,003 on 01/03/11 collateralized by $3,335,000 Federal Home Loan Bank at 0.410% due 02/01/11 with a value of $3,347,506.	3,281,000	3,281,000

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Repurchase Agreements - continued
JPMorgan Chase Securities, Inc., Repurchase Agreement, dated 12/14/10 at 0.170% to be repurchased at $64,709,166 on 01/13/11 collateralized by $66,899,800 U.S. Treasury Note at 2.750% due 02/15/19 with a value of $66,880,230.	$64,700,000	$64,700,000

		766,781,000

U.S. Government & Agency Discount Notes - 0.3%
U.S. Treasury Bills 0.109%, due 01/06/11(e)(s)	921,000	920,986
0.109%, due 01/06/11(e)	330,000	329,995
0.118%, due 01/06/11(e)	730,000	729,988
0.135%, due 01/13/11(e)(s)	310,000	309,986
0.141%, due 01/20/11(e)(s)	590,000	589,956
0.125%, due 02/10/11(e)(s)	490,000	489,932
0.137%, due 02/17/11(e)(s)	460,000	459,917
0.170%, due 05/12/11(e)(s)	160,000	159,901
0.198%, due 06/02/11(e)(s)	270,000	269,774
0.199%, due 06/02/11(e)	260,000	259,781
0.177%, due 06/09/11(e)(s)	240,000	239,812
0.180%, due 06/09/11(e)	510,000	509,594
0.190%, due 06/09/11(e)	330,000	329,723
0.188%, due 06/16/11(e)(s)	740,000	739,357
0.188%, due 06/16/11(e)	520,000	519,549
0.190%, due 06/16/11(e)	23,200,000	23,179,675

		30,037,926

Total Short-Term Investments (Cost $796,818,926)		796,818,926

Total Investments - 131.1% (Cost $12,492,705,620#)		12,614,695,956

Other Assets and Liabilities (net) - (31.1)%		(2,993,704,503)

Net Assets - 100.0%		$9,620,991,453

#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $12,545,674,474. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $291,660,843 and $222,639,361, respectively, resulting in a net unrealized appreciation of $69,021,482.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $910,747,856, which is 9.5% of the Portfolio’s net assets.
(c)	Par shown in Euro. Value is shown in USD.
(d)	Interest only security.
(e)	Zero coupon bond - Interest rate represents current yield to maturity.
(f)	Security is in default and/or issuer is in bankruptcy.
(g)	Par shown in Pound Sterling. Value is shown in USD.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(i)	Par shown in Brazilian Real. Value is shown in USD.
(j)	Par shown in Canadian Dollar. Value is shown in USD.
(k)	Par shown in Danish Krone. Value is shown in USD.
(l)	Par shown in Japanese Yen. Value is shown in USD.
(m)	Par shown in Mexican Peso. Value is shown in USD.
(n)	Par shown in Norwegian Krone. Value is shown in USD.
(o)	Par shown in Singapore Dollar. Value is shown in USD.
(p)	Par shown in South Korean Won. Value is shown in USD.
(q)	Par shown in Swedish Krona. Value is shown in USD.
(r)	This security is traded on a “to-be-announced” basis.
(s)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of the securities pledged amounted to $1,632,699,731.
(t)	Security was valued in good faith under procedures approved by the Board of Trustees.

AMBAC - Ambac Indemnity Corporation

TBA - A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

Credit Composition as of December 31, 2010 (Unaudited)
Portfolio Composition by Credit Quality	Percent of Fixed Income Value
AAA/Government/Government Agency	68.0
AA	3.9
A	10.0
BBB	6.5
BB	1.6
B	1.2
CCC	0.3
CC	0.1
C	0.1
Not Rated	8.3

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Forward Sales Commitments	Counterparty	Interest Rate	Maturity	Proceeds	Value

Federal National Mortgage Assoc.	JPMorgan Chase Bank N.A.	6.000%	TBA	$(6,493,359)	$(6,515,082)

Federal Home Loan Mortgage Corp.	JPMorgan Chase Bank N.A.	4.000%	TBA	(188,857,500.00)	(190,650,048)

				$(195,350,859)	$(197,165,130)

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$7,638,166,919	$—	$7,638,166,919
Total Domestic Bonds & Debt Securities*	—	2,498,435,402	—	2,498,435,402
Total Foreign Bonds & Debt Securities*	—	625,703,301	—	625,703,301
Asset-Backed Securities	—	392,608,018	179,832	392,787,850
Municipals	—	295,124,639	—	295,124,639
Total Foreign Bonds & Debt Securities - Emerging Markets*	—	175,390,794	—	175,390,794
Total Preferred Stocks*	—	62,169,882	—	62,169,882
Total Convertible Preferred Stocks*	—	55,464,303	—	55,464,303
Total Convertible Bonds*	—	46,035,000	—	46,035,000
Total Loan Participation*	—	28,598,940	—	28,598,940
Short-Term Investments
Repurchase Agreements	—	766,781,000	—	766,781,000
U.S. Government & Agency Discount Notes	—	30,037,926	—	30,037,926
Total Short-Term Investments	—	796,818,926	—	796,818,926
Total Investments	$—	$12,614,516,124	$179,832	$12,614,695,956

Forward Contracts**
Forward Contracts to Buy Appreciation	$—	$11,813,414	$—	$11,813,414
Forward Contracts to Buy (Depreciation)	—	(1,910,723)	—	(1,910,723)
Forward Contracts to Sell Appreciation	—	3,805,455	—	3,805,455
Forward Contracts to Sell (Depreciation)	—	(7,341,398)	—	(7,341,398)
Total Forward Contracts	$—	$6,366,748	$—	$6,366,748
Futures Contracts**
Futures Contracts Long Appreciation	$2,690,013	$—	$—	$2,690,013
Futures Contracts Long (Depreciation)	(12,115,139)	—	—	(12,115,139)
Total Futures Contracts	$(9,425,126)	$—	$—	$(9,425,126)
Forward Sales Commitments	$—	$197,165,130	$—	$197,165,130

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Written Options**
Call Options Written	$—	$(9,291,841)	$—	$(9,291,841)
Put Options Written	—	(27,368,075)	—	(27,368,075)
Total Written Options	$—	$(36,659,916)	$—	$(36,659,916)
SWAP Contracts**
Credit Default Swap Buy Protection Appreciation	$—	$2,832,163	$—	$2,832,163
Credit Default Swap Buy Protection (Depreciation)	—	(1,329,020)	—	(1,329,020)
Credit Default Swap Sell Protection Appreciation	—	14,884,416	—	14,884,416
Credit Default Swap Sell Protection (Depreciation)	—	(375,010)	—	(375,010)
Interest Rate Swap Appreciation	—	16,161,749	—	16,161,749
Interest Rate Swap (Depreciation)	—	(5,124,933)	—	(5,124,933)
Total SWAP Contracts	$—	$27,049,365	$—	$27,049,365

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and swap contracts are valued based on the unrealized appreciation/depreciation on the instrument.
Written options are presented at value.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain	Change in Unrealized Appreciation	Sales	Net Transfers out of Level 3	Balance as of December 31, 2010	Change in Unrealized Appreciation for Investments still held at December 31, 2010
Asset Backed Securities	$14,398	$108	$175,546	$(10,220)	—	$179,832	$175,503
Domestic Bonds & Debt Securities
Commercial Banks	5,694,954	—	636,191	—	(6,331,145)	—	—

Total	$5,709,352	$108	$811,737	$(10,220)	$(6,331,145)	$179,832	$175,503

Domestic Bonds & Debt in the amount of $6,331,145 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices.

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$11,847,914,956
Repurchase Agreements	766,781,000
Cash	1,126,210
Cash denominated in foreign currencies (b)	13,505,266
Receivable for investments sold	540,187,989
Receivable for shares sold	9,636,741
Interest receivable	54,127,674
Receivable for variation margin on futures contracts	3,175,559
Swap interest receivable	1,786,094
Swap premium paid	29,469,556
Unrealized appreciation on swap contracts	33,878,328
Unrealized appreciation on forward currency exchange contracts	15,618,869
Miscellaneous assets	487,108

Total assets	13,317,695,350

Liabilities
Payables for:
Investments purchased	3,385,267,506
Cash collateral	41,107,000
Shares redeemed	2,734,560
Forward sales commitments, at value (c)	197,165,130
Unrealized depreciation on forward currency exchange contracts	9,252,121
Unrealized depreciation on swap contracts	6,828,963
Outstanding written options (d)	36,659,916
Swap interest	605,022
Swap premium received	11,791,485
Accrued Expenses:
Management fees	3,870,497
Distribution and service fees - Class B	834,517
Distribution and service fees - Class E	14,849
Administration fees	43,181
Custodian and accounting fees	141,242
Deferred trustees’ fees	16,302
Other expenses	371,606

Total liabilities	3,696,703,897

Net Assets	$9,620,991,453

Net Assets Represented by
Paid in surplus	$8,951,410,354
Accumulated net realized gain	273,653,470
Unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	131,131,971
Undistributed net investment income	264,795,658

Net Assets	$9,620,991,453

Net Assets
Class A	$5,543,840,475
Class B	3,958,692,688
Class E	118,458,290
Capital Shares Outstanding*
Class A	444,654,072
Class B	321,887,330
Class E	9,574,051
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.47
Class B	12.30
Class E	12.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $11,725,924,620.
(b)	Identified cost of cash denominated in foreign currencies was $13,230,714.
(c)	Proceeds of forward sales commitments was $195,350,859.
(d)	Premiums received on written options were $24,207,550.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends	$5,068,829
Interest	235,852,279

Total investment income	240,921,108

Expenses
Management fees	40,951,220
Administration fees	482,366
Custodian and accounting fees	1,440,919
Distribution and service fees - Class B	8,699,925
Distribution and service fees - Class E	160,976
Audit and tax services	80,364
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	403,596
Insurance	39,841
Miscellaneous	38,608

Total expenses	52,368,750

Net investment income	188,552,358

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	192,757,396
Futures contracts	161,745,403
Written options contracts	35,296,522
Swap contracts	45,646,121
Foreign currency transactions	(37,922,024)

Net realized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	397,523,418

Net change in unrealized appreciation (depreciation) on:
Investments	123,643,867
Futures contracts	(38,510,955)
Written options contracts	(14,612,110)
Forward sales commitments	(2,345,364)
Swap contracts	(12,720,731)
Foreign currency transactions	934,253

Net change in unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	56,388,960

Net realized and unrealized gain on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	453,912,378

Net Increase in Net Assets from Operations	$642,464,736

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$188,552,358	$211,230,969
Net realized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	397,523,418	229,168,119
Net change in unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	56,388,960	480,006,267

Net increase in net assets resulting from operations	642,464,736	920,405,355

Distributions to Shareholders
From net investment income
Class A	(168,538,898)	(218,957,294)
Class B	(117,649,661)	(116,779,980)
Class E	(3,886,900)	(7,161,135)
From net realized gains
Class A	(24,340,157)	(124,139,741)
Class B	(17,748,769)	(68,114,643)
Class E	(582,497)	(4,152,878)

Net decrease in net assets resulting from distributions	(332,746,882)	(539,305,671)

Net increase in net assets from capital share transactions	2,255,272,505	2,536,132,504

Net Increase in Net Assets	2,564,990,359	2,917,232,188
Net assets at beginning of period	7,056,001,094	4,138,768,906

Net assets at end of period	$9,620,991,453	$7,056,001,094

Undistributed net investment income at end of period	$264,795,658	$274,994,962

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	113,975,303	$1,390,268,654	99,129,618	$1,115,301,813
Reinvestments	16,167,565	192,879,055	32,675,908	343,097,035
Redemption	(26,248,418)	(323,370,121)	(23,530,018)	(274,464,430)

Net increase	103,894,450	$1,259,777,588	108,275,508	$1,183,934,418

Class B
Sales	114,832,514	$1,397,664,338	130,582,596	$1,450,557,361
Reinvestments	11,493,924	135,398,430	17,795,440	184,894,623
Redemptions	(44,449,844)	(541,598,121)	(26,345,281)	(300,516,385)

Net increase	81,876,594	$991,464,647	122,032,755	$1,334,935,599

Class E
Sales	3,072,747	$38,243,830	2,024,486	$23,597,827
Reinvestments	377,164	4,469,397	1,084,757	11,314,013
Redemptions	(3,166,247)	(38,682,957)	(1,527,802)	(17,649,353)

Net decrease	283,664	$4,030,270	1,581,441	$17,262,487

Increase derived from capital shares transactions		$2,255,272,505		$2,536,132,504

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.02	$11.60	$12.29	$11.80	$11.60

Income (Loss) from Investment Operations
Net Investment Income(a)	0.28	0.45	0.59	0.56	0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.71	1.47	(0.51)	0.35	0.04

Total From Investment Operations	0.99	1.92	0.08	0.91	0.53

Less Distributions
Distributions from Net Investment Income	(0.47)	(0.96)	(0.48)	(0.42)	(0.32)
Distributions from Net Realized Capital Gains	(0.07)	(0.54)	(0.29)	—	(0.01)

Total Distributions	(0.54)	(1.50)	(0.77)	(0.42)	(0.33)

Net Asset Value, End of Period	$12.47	$12.02	$11.60	$12.29	$11.80

Total Return (%)	8.41	18.39	0.64	7.85	4.80

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.51	0.52	0.52	0.54	0.58
Ratio of Net Expenses to Average Net Assets (%)(b)	0.51	0.52	0.52	0.54	0.58
Ratio of Net investment Income to Average Net Assets (%)	2.31	3.93	5.00	4.74	4.28
Portfolio Turnover Rate (%)	713.7	633.1	800.2	943.9	161.2
Net Assets, End of Period (in millions)	$5,543.8	$4,095.7	$2,696.4	$3,045.1	$1,445.1

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.87	$11.47	$12.17	$11.69	$11.50

Income (Loss) from Investment Operations
Net Investment Income(a)	0.25	0.42	0.55	0.53	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.70	1.45	(0.50)	0.34	0.04

Total From Investment Operations	0.95	1.87	0.05	0.87	0.50

Less Distributions
Distributions from Net Investment Income	(0.45)	(0.93)	(0.46)	(0.39)	(0.30)
Distributions from Net Realized Capital Gains	(0.07)	(0.54)	(0.29)	—	(0.01)

Total Distributions	(0.52)	(1.47)	(0.75)	(0.39)	(0.31)

Net Asset Value, End of Period	$12.30	$11.87	$11.47	$12.17	$11.69

Total Return (%)	8.17	18.03	0.41	7.56	4.52

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.76	0.77	0.78	0.79	0.83
Ratio of Net Expenses to Average Net Assets (%)(b)	0.76	0.77	0.78	0.79	0.83
Ratio of Net Investment Income to Average Net Assets (%)	2.06	3.64	4.77	4.51	4.01
Portfolio Turnover Rate (%)	713.7	633.1	800.2	943.9	161.2
Net Assets, End of Period (in millions)	$3,958.7	$2,849.6	$1,353.6	$1,274.4	$1,219.1

Please	see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$11.93	$11.52	$12.21	$11.73	$11.53

Income (Loss) from Investment Operations
Net Investment Income(a)	0.27	0.44	0.57	0.54	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.69	1.44	(0.51)	0.35	0.05

Total From Investment Operations	0.96	1.88	0.06	0.89	0.52

Less Distributions
Distributions from Net Investment Income	(0.45)	(0.93)	(0.46)	(0.41)	(0.31)
Distributions from Net Realized Capital Gains	(0.07)	(0.54)	(0.29)	—	(0.01)

Total Distributions	(0.52)	(1.47)	(0.75)	(0.41)	(0.32)

Net Asset Value, End of Period	$12.37	$11.93	$11.52	$12.21	$11.73

Total Return (%)	8.24	18.21	0.47	7.63	4.67

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.66	0.67	0.67	0.69	0.72
Ratio of Net Expenses to Average Net Assets (%)(b)	0.66	0.67	0.67	0.69	0.72
Ratio of Net investment Income to Average Net Assets (%)	2.17	3.82	4.88	4.61	4.10
Portfolio Turnover Rate (%)	713.7	633.1	800.2	943.9	161.2
Net Assets, End of Period (in millions)	$118.5	$110.9	$88.8	$132.0	$132.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the agreed upon repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio. Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$40,951,220	0.50%	First $1.2 Billion

	0.475%	Over $1.2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$57,190,245,584	$6,174,115,116	$52,536,747,336	$5,202,336,039

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency

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Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by a Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by a Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by a Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When a Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When an option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The

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Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to receive. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

Interest Rate Swaps - The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. As of December 31, 2010, the net unrealized appreciation on such transactions agreements was $11,036,816. This risk is mitigated by maintaining a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swaps - The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract. As of December 31, 2010, the unrealized appreciation on such transactions agreements was $16,012,549. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in Note 9 to the Notes to Financials Statements and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values

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Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which a Portfolio is the seller of protection are disclosed in Note 9 to the Notes to Financials Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

At December 31, 2010, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on swap contracts	$16,161,749	Unrealized depreciation on swap contracts	$5,124,933
	Unrealized appreciation on futures contracts*	2,690,013	Unrealized depreciation on futures contracts*	12,115,139
	Outstanding written options	—	Outstanding written options	36,628,282
Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	15,618,869	Unrealized depreciation on forward foreign currency exchange contracts	9,252,121
	Outstanding written options	—	Outstanding written options	—
Credit	Unrealized appreciation on swap contracts	17,716,579	Unrealized depreciation on swap contracts	1,704,030
	Outstanding written options	—	Outstanding written options	31,634

Total		$52,187,210		$64,856,139

* Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day's variation margin is reported as a separate line item the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Location Statement of Operations—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Credit	Total
Futures contracts	$161,745,403	$—	$—	$161,745,403
Swap contracts	43,463,293	—	2,182,828	45,646,121
Foreign currency transactions	—	(4,015,949)	—	(4,015,949)
Written options contracts	34,095,364	1,125,410	75,748	35,296,522

Total	$239,304,060	$(2,890,539)	$2,258,576	$238,672,097

Statement of Operations—Net Change in Unrealized Appreciation/(Depreciation)	Interest Rate	Foreign Exchange	Credit	Total
Futures contracts	$(38,510,955)	$—	$—	$(38,510,955)
Swap contracts	(19,808,872)	—	7,088,141	(12,720,731)
Foreign currency transactions	—	692,293	—	692,293
Written options contracts	(14,761,252)	114,966	34,176	(14,612,110)

Total	$(73,081,079)	$807,259	$7,122,317	$(65,151,503)

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Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

For the year ended December 31, 2010, the average outstanding for each derivative type was as follows:

Average Notional or Face Amounts(a)	Foreign Currency Risk	Interest Rate Risk	Credit Risk	Total

Options Written	$17,807,889	$31,522,475	$7,200,000	$56,530,364

Swap contracts	—	48,534,896	7,388,551	55,923,447

Futures contracts long	—	4,672,918,357	—	4,672,918,357

Futures contracts short	—	10,708,348	—	10,708,348

Foreign currency transactions	1,089,722,522	—	—	1,089,722,522

(a) Averages are based on activity levels during 2010.

6. Futures Contracts

The futures contracts outstanding as of December 31, 2010, the description and unrealized appreciation/(depreciation) were as follows:

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount		Valuation as of 12/31/2010	Unrealized Appreciation/ (Depreciation)

3MO Sterling Interest Rate Futures	12/21/2011	148	GBP	18,305,288	$28,493,767	$(56,987)

3MO Sterling Interest Rate Futures	03/21/2012	148	GBP	18,281,875	28,424,516	(89,722)

3MO Sterling Interest Rate Futures	06/20/2012	148	GBP	18,253,063	28,346,609	(122,690)

3MO Sterling Interest Rate Futures	09/19/2012	148	GBP	18,223,913	28,265,817	(158,017)

90 Day EuroDollar Futures	03/14/2011	6,782	USD	1,688,397,225	1,689,311,425	914,200

90 Day EuroDollar Futures	06/13/2011	3,982	USD	989,797,400	991,119,800	1,322,400

90 Day EuroDollar Futures	09/19/2011	923	USD	229,015,925	229,469,338	453,413

90 Day EuroDollar Futures	12/19/2011	1,711	USD	424,806,950	424,627,425	(179,525)

90 Day EuroDollar Futures	03/19/2012	2,606	USD	646,253,475	645,310,750	(942,725)

90 Day EuroDollar Futures	06/18/2012	2,205	USD	546,111,163	544,524,750	(1,586,413)

90 Day EuroDollar Futures	09/17/2012	2,092	USD	518,459,888	515,181,150	(3,278,738)

90 Day EuroDollar Futures	12/17/2012	1,213	USD	299,900,338	297,836,988	(2,063,350)

90 Day EuroDollar Futures	03/18/2013	831	USD	205,037,763	203,459,963	(1,577,800)

90 Day EuroDollar Futures	06/17/2013	109	USD	26,797,650	26,609,625	(188,025)

90 Day EuroDollar Futures	09/16/2013	404	USD	99,279,775	98,353,800	(925,975)

U.S. Treasury Note 2 Year Futures	03/31/2011	1,284	USD	281,326,469	281,075,625	(250,844)

U.S. Treasury Note 5 Year Futures	03/31/2011	417	USD	49,783,047	49,088,719	(694,328)

Net Unrealized Depreciation						$(9,425,126)

GBP - Great Britain Pound

USD - United States Dollar

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Notes to Financial Statements—December 31, 2010—(Continued)

7. Options Written

The options contracts outstanding as of December 31, 2010, the description and unrealized appreciation (depreciation) were as follows:

Over the Counter Options Written - Calls	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2010	Unrealized Appreciation/ (Depreciation)

CDX.O MYR 5 Year Swaption 0.8	Morgan Stanley	03/16/2011	(7,500,000)	$(15,000)	$(15,266)	$(266)

FVA USD 1 Year 1.0	Goldman Sachs & Co.	10/11/2012	(60,900,000)	(321,564)	(493,643)	(172,079)

FVA USD 1 Year 1.0	JPMorgan Chase Bank N.A.	10/11/2011	(56,400,000)	(286,512)	(457,167)	(170,655)

FVA USD 1 Year 2.0	Morgan Stanley	10/11/2011	(277,500,000)	(3,102,220)	(4,667,905)	(1,565,685)

FVA USD 1 Year 2.0	Morgan Stanley	11/14/2011	(151,400,000)	(1,646,680)	(2,541,175)	(894,495)

IRO USD 5 Year Swaption 1.25	Goldman Sachs & Co.	02/14/2011	(43,400,000)	(85,173)	(786)	84,387

IRO USD 5 Year Swaption 1.25	UBS AG	02/14/2011	(137,100,000)	(285,168)	(2,482)	282,686

ITRAXX.O 5 Year Swaption 0.9	Morgan Stanley	03/16/2011	(2,000,000)	(5,929)	(4,804)	1,125

				$(5,748,246)	$(8,183,228)	$(2,434,982)

Exchange Traded Options Written - Calls

CME APUT EUR 99.375	Merrill Lynch & Co., Inc.	09/19/2011	(1,887)	$(808,783)	$(1,108,613)	$(299,830)

Over the Counter Options Written - Puts	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2010	Unrealized Appreciation/ (Depreciation)

CDX.O MYR 5 Year Swaption 1.3	Morgan Stanley	03/16/2011	(7,500,000)	(26,250)	(7,370)	18,880

INF Floor USD CPURNS 215.95	Deutsche Bank AG	03/10/2020	(5,800,000)	(43,500)	(60,039)	(16,539)

INF Floor USD CPURNS 215.95	Citibank N.A.	03/12/2020	(16,200,000)	(137,080)	(158,725)	(21,645)

INF Floor USD CPURNS 215.95	Citibank N.A.	09/29/2020	(17,500,000)	(225,750)	(178,149)	47,601

INF Floor USD CPURNS 216.687	Citibank N.A.	04/07/2020	(38,800,000)	(346,040)	(386,661)	(40,621)

INF Floor USD CPURNS 218.011	Deutsche Bank AG	10/13/2020	(18,000,000)	(176,400)	(189,004)	(12,604)

IRO USD 1 Year Swaption 0.65	Goldman Sachs & Co.	11/14/2011	(121,900,000)	(249,895)	(590,496)	(340,601)

IRO USD 1 Year Swaption 1.0	Goldman Sachs & Co.	11/19/2012	(139,600,000)	(796,458)	(1,663,488)	(867,030)

IRO USD 10 Year Swaption 10.0	Morgan Stanley	07/10/2012	(40,200,000)	(242,205)	(26,697)	215,508

IRO USD 10 Year Swaption 3.0	Barclays Bank plc	06/18/2012	(50,200,000)	(448,989)	(632,816)	(183,827)

IRO USD 10 Year Swaption 4.0	Deutsche Bank AG	06/13/2011	(36,900,000)	(503,685)	(550,242)	(46,557)

IRO USD 10 Year Swaption 4.0	Goldman Sachs & Co.	06/13/2011	(12,400,000)	(170,500)	(184,905)	(14,405)

IRO USD 2 Year Swaption 2.25	Citibank N.A.	09/24/2012	(23,000,000)	(156,688)	(311,981)	(155,293)

IRO USD 2 Year Swaption 2.25	Goldman Sachs & Co.	09/24/2012	(89,300,000)	(529,847)	(1,211,301)	(681,454)

IRO USD 2 Year Swaption 2.25	Morgan Stanley	09/24/2012	(196,500,000)	(1,247,163)	(2,665,405)	(1,418,242)

IRO USD 3 Year Swaption 2.75	Deutsche Bank AG	06/18/2012	(240,800,000)	(2,499,648)	(3,631,336)	(1,131,688)

IRO USD 3 Year Swaption 3.0	Citibank N.A.	06/18/2012	(189,200,000)	(2,064,210)	(2,385,036)	(320,826)

IRO USD 3 Year Swaption 3.0	Credit Suisse Group AG	06/18/2012	(115,800,000)	(732,435)	(1,459,763)	(727,328)

IRO USD 3 Year Swaption 3.0	Deutsche Bank AG	06/18/2012	(72,500,000)	(788,856)	(913,928)	(125,072)

IRO USD 3 Year Swaption 3.0	JPMorgan Chase Bank N.A.	06/18/2012	(167,600,000)	(1,750,744)	(2,112,749)	(362,005)

IRO USD 5 Year Swaption 1.8	Goldman Sachs & Co.	02/14/2011	(43,400,000)	(198,392)	(1,020,230)	(821,838)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Options Written - continued

Over the Counter Options Written - Puts	Counterparty	Expiration Date	Number of Contracts	Premiums Received	Valuation as of 12/31/2010	Unrealized Appreciation/ (Depreciation)

IRO USD 5 Year Swaption 1.8	UBS AG	02/14/2011	(137,100,000)	(671,790)	(3,222,892)	(2,551,102)

IRO USD 5 Year Swaption 3.25	Citibank N.A.	07/16/2012	(99,100,000)	(2,450,082)	(3,022,282)	(572,200)

ITRAXX.O 5 Year Swaption 0.9	Morgan Stanley	03/16/2011	(2,000,000)	(15,227)	(3,494)	11,733

ITRAXX.O 5 Year Swaption 1.3	UBS AG	01/19/2011	(1,000,000)	(3,404)	(700)	2,704

				$(16,475,238)	$(26,589,689)	$(10,114,451)

Exchange Traded Options Written - Puts

CME APUT EUR 99.375	Merrill Lynch & Co., Inc.	09/19/2011	(1,887)	$(1,175,283)	$(778,386)	396,897

Net Unrealized Depreciation				$(24,207,550)	$(36,659,916)	$(12,452,366)

The Portfolio transactions in options written during the year ended December 31, 2010 were as follows:

Call Options	Number of Contracts	Premium received

Options outstanding December 31, 2009	471,975,061	$5,238,066

Options written	2,378,605,598	15,128,743

Options bought back	(609,176,180)	(5,171,938)

Options expired	(1,505,202,592)	(8,637,842)

Options outstanding December 31, 2010	736,201,887	$6,557,029

Put Options	Number of Contracts	Premium received

Options outstanding December 31, 2009	1,189,774,115	$14,638,809

Options written	3,554,005,561	29,723,795

Options bought back	(578,675,100)	(7,433,108)

Options expired	(2,282,802,689)	(19,278,974)

Options outstanding December 31, 2010	1,882,301,887	$17,650,522

8. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
1/28/2011	Barclays Bank plc	600,000	AUD	612,354	$593,504	$18,850
1/28/2011	Deutsche Bank AG	25,898,000	AUD	26,431,229	24,648,422	1,782,807
9/2/2011	Morgan Stanley	5,950,400	BRL	3,395,399	3,200,000	195,399
2/17/2011	BNP Paribas Bank	3,824,000	CAD	3,840,916	3,750,086	90,830
2/17/2011	Deutsche Bank AG	155,638,000	CAD	156,326,507	154,528,485	1,798,022
2/17/2011	Deutsche Bank AG	2,240,000	CAD	2,249,909	2,206,462	43,447
2/17/2011	JPMorgan Chase Bank N.A.	6,526,000	CAD	6,554,870	6,445,318	109,552

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)
4/7/2011	Barclays Bank plc	45,527,246	CNY	6,907,405	$6,871,000	$36,405
4/7/2011	Barclays Bank plc	46,831,680	CNY	7,105,314	7,070,000	35,314
4/7/2011	Barclays Bank plc	41,917,840	CNY	6,359,785	6,332,000	27,785
4/7/2011	Barclays Bank plc	35,734,760	CNY	5,421,687	5,398,000	23,687
4/7/2011	Deutsche Bank AG	55,232,541	CNY	8,379,895	8,226,473	153,422
4/7/2011	Morgan Stanley	108,418,125	CNY	16,449,226	16,365,000	84,226
11/15/2011	JPMorgan Chase Bank N.A.	46,396,886	CNY	7,074,975	7,223,554	(148,579)
11/15/2011	JPMorgan Chase Bank N.A.	1,928,000	CNY	293,997	299,658	(5,661)
2/13/2012	Barclays Bank plc	4,300,777	CNY	657,853	672,669	(14,816)
2/7/2011	JPMorgan Chase Bank N.A.	2,960,000	DKK	531,790	550,987	(19,197)

1/25/2011	JPMorgan Chase Bank N.A.	4,522,000	EUR	6,056,128	5,891,045	165,083

4/15/2011	JPMorgan Chase Bank N.A.	58,149,000,000	IDR	6,352,543	6,300,000	52,543

4/15/2011	Morgan Stanley	14,544,000,000	IDR	1,588,873	1,600,000	(11,127)

7/27/2011	Barclays Bank plc	59,321,523,000	IDR	6,377,453	6,423,554	(46,101)

7/27/2011	Citibank N.A.	5,252,500,000	IDR	564,678	550,000	14,678

7/27/2011	Citibank N.A.	7,814,600,000	IDR	840,121	820,000	20,121

7/27/2011	Citibank N.A.	26,407,900,000	IDR	2,839,022	2,840,475	(1,453)

7/27/2011	Citibank N.A.	132,854,400,000	IDR	14,282,719	14,551,413	(268,694)

7/27/2011	JPMorgan Chase Bank N.A.	27,376,000,000	IDR	2,943,100	2,900,000	43,100

7/27/2011	JPMorgan Chase Bank N.A.	16,712,000,000	IDR	1,796,650	1,820,678	(24,028)

1/12/2011	Barclays Bank plc	45,660,000	INR	1,019,677	1,000,000	19,677

1/12/2011	Citibank N.A.	218,304,000	INR	4,875,156	4,800,000	75,156

1/12/2011	JPMorgan Chase Bank N.A.	45,680,000	INR	1,020,124	1,000,000	20,124

1/12/2011	Morgan Stanley	45,710,000	INR	1,020,794	1,000,000	20,794

1/12/2011	Morgan Stanley	45,700,000	INR	1,020,571	1,000,000	20,571

3/9/2011	Barclays Bank plc	135,082,000	INR	2,985,365	2,989,201	(3,836)

5/9/2011	JPMorgan Chase Bank N.A.	401,054,000	INR	8,764,136	8,610,004	154,132

5/9/2011	JPMorgan Chase Bank N.A.	252,923,000	INR	5,527,065	5,500,000	27,065

1/14/2011	Barclays Bank plc	126,244,000	JPY	1,556,317	1,507,879	48,438

1/14/2011	Barclays Bank plc	125,751,000	JPY	1,550,239	1,518,006	32,233

1/14/2011	BNP Paribas Bank	99,120,000	JPY	1,221,936	1,190,243	31,693

1/14/2011	BNP Paribas Bank	1,006,384,000	JPY	12,406,549	11,961,239	445,310

1/14/2011	BNP Paribas Bank	298,141,000	JPY	3,675,437	3,543,514	131,923

1/14/2011	BNP Paribas Bank	360,676,000	JPY	4,446,359	4,282,937	163,422

1/14/2011	BNP Paribas Bank	326,851,000	JPY	4,029,369	3,899,625	129,744

1/14/2011	Morgan Stanley	630,871,000	JPY	7,777,282	7,716,793	60,489

1/14/2011	UBS AG	117,251,400	JPY	1,445,457	1,400,000	45,457

1/19/2011	Citibank N.A.	1,500,330,000	KRW	1,320,940	1,300,000	20,940

1/19/2011	JPMorgan Chase Bank N.A.	1,228,053,717	KRW	1,081,219	1,066,667	14,552

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

1/19/2011	JPMorgan Chase Bank N.A.	1,222,400,382	KRW	1,076,242	$1,066,667	$9,575

1/19/2011	JPMorgan Chase Bank N.A.	1,237,333,720	KRW	1,089,390	1,066,667	22,723

1/19/2011	Morgan Stanley	1,381,920,000	KRW	1,216,688	1,200,000	16,688

1/19/2011	Morgan Stanley	2,762,640,000	KRW	2,432,320	2,400,000	32,320

1/19/2011	Morgan Stanley	1,496,430,000	KRW	1,317,507	1,300,000	17,507

1/19/2011	Morgan Stanley	1,728,120,000	KRW	1,521,494	1,500,000	21,494

1/19/2011	Morgan Stanley	2,975,960,000	KRW	2,620,134	2,600,000	20,134

1/19/2011	Morgan Stanley	2,847,750,000	KRW	2,507,254	2,500,000	7,254

1/19/2011	Morgan Stanley	1,469,780,000	KRW	1,294,043	1,300,000	(5,957)

1/19/2011	Morgan Stanley	2,259,200,000	KRW	1,989,075	2,000,000	(10,925)

1/19/2011	Morgan Stanley	2,712,960,000	KRW	2,388,580	2,400,000	(11,420)

1/19/2011	Morgan Stanley	3,051,675,000	KRW	2,686,796	2,700,000	(13,204)

1/19/2011	Morgan Stanley	1,568,350,000	KRW	1,380,828	1,400,000	(19,172)

1/19/2011	Morgan Stanley	1,332,528,000	KRW	1,173,202	1,200,000	(26,798)

5/9/2011	Barclays Bank plc	1,119,000,000	KRW	980,536	1,000,000	(19,464)

5/9/2011	Citibank N.A.	2,304,000,000	KRW	2,018,904	2,053,842	(34,938)

5/9/2011	Citibank N.A.	3,337,000,000	KRW	2,924,082	2,954,405	(30,323)

5/9/2011	Citibank N.A.	3,614,015,400	KRW	3,166,819	3,226,799	(59,980)

5/9/2011	Citibank N.A.	1,346,400,000	KRW	1,179,797	1,200,000	(20,203)

5/9/2011	Citibank N.A.	1,223,860,000	KRW	1,072,420	1,100,000	(27,580)

5/9/2011	Citibank N.A.	1,237,500,000	KRW	1,084,372	1,100,000	(15,628)

5/9/2011	Citibank N.A.	1,368,240,000	KRW	1,198,935	1,200,000	(1,065)

5/9/2011	Goldman Sachs & Co.	1,342,800,000	KRW	1,176,643	1,200,000	(23,357)

5/9/2011	JPMorgan Chase Bank N.A.	3,749,500,000	KRW	3,285,539	3,306,344	(20,805)

5/9/2011	JPMorgan Chase Bank N.A.	1,562,960,000	KRW	1,369,560	1,400,000	(30,440)

5/9/2011	JPMorgan Chase Bank N.A.	1,335,720,000	KRW	1,170,439	1,200,000	(29,561)

5/9/2011	JPMorgan Chase Bank N.A.	1,010,430,000	KRW	885,400	900,000	(14,600)

5/9/2011	JPMorgan Chase Bank N.A.	4,227,620,000	KRW	3,704,497	3,700,000	4,497

5/9/2011	JPMorgan Chase Bank N.A.	3,180,800,000	KRW	2,787,210	2,800,000	(12,790)

5/9/2011	JPMorgan Chase Bank N.A.	2,267,400,000	KRW	1,986,833	2,000,000	(13,167)

5/9/2011	JPMorgan Chase Bank N.A.	1,275,670,000	KRW	1,117,819	1,100,000	17,819

5/9/2011	JPMorgan Chase Bank N.A.	30,775,430,819	KRW	26,967,297	26,571,776	395,521

5/9/2011	Morgan Stanley	2,807,825,000	KRW	2,460,386	2,500,000	(39,614)

5/9/2011	Morgan Stanley	2,690,712,000	KRW	2,357,765	2,400,000	(42,235)

5/9/2011	UBS AG	2,090,700,000	KRW	1,831,998	1,800,000	31,998

2/22/2011	Barclays Bank plc	121,189,767	MXN	9,784,257	9,160,224	624,033

2/22/2011	Barclays Bank plc	23,455,620	MXN	1,893,690	1,800,000	93,690

2/22/2011	Barclays Bank plc	49,143,500	MXN	3,967,601	3,800,000	167,601

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

2/22/2011	Barclays Bank plc	11,545,650	MXN	932,138	$900,000	$32,138

2/22/2011	Barclays Bank plc	66,284,450	MXN	5,351,476	5,300,000	51,476

2/22/2011	Barclays Bank plc	31,235,000	MXN	2,521,758	2,500,000	21,758

2/22/2011	Citibank N.A.	27,439,551	MXN	2,215,332	2,069,348	145,984

2/22/2011	Citibank N.A.	11,739,600	MXN	947,797	900,000	47,797

2/22/2011	Citibank N.A.	11,546,100	MXN	932,175	900,000	32,175

2/22/2011	Citibank N.A.	7,617,900	MXN	615,031	600,000	15,031

2/22/2011	Citibank N.A.	48,227,700	MXN	3,893,664	3,800,000	93,664

2/22/2011	Citibank N.A.	13,535,500	MXN	1,092,789	1,100,000	(7,211)

2/22/2011	Citibank N.A.	25,867,800	MXN	2,088,437	2,100,000	(11,563)

2/22/2011	Citibank N.A.	17,353,000	MXN	1,400,995	1,400,000	995

2/22/2011	Citibank N.A.	14,862,000	MXN	1,199,884	1,200,000	(116)

2/22/2011	Citibank N.A.	10,056,800	MXN	811,936	800,000	11,936

2/22/2011	Deutsche Bank AG	1,707,860	MXN	137,884	128,783	9,101

2/22/2011	Deutsche Bank AG	10,187,600	MXN	822,496	800,000	22,496

2/22/2011	JPMorgan Chase Bank N.A.	15,233,400	MXN	1,229,869	1,200,000	29,869

2/22/2011	JPMorgan Chase Bank N.A.	9,891,600	MXN	798,598	800,000	(1,402)

2/22/2011	JPMorgan Chase Bank N.A.	4,320,000	MXN	348,775	349,544	(769)

2/22/2011	Morgan Stanley	11,728,980	MXN	946,939	900,000	46,939

2/22/2011	Morgan Stanley	11,552,400	MXN	932,683	900,000	32,683

2/22/2011	Morgan Stanley	11,556,900	MXN	933,046	900,000	33,046

2/22/2011	Morgan Stanley	21,663,950	MXN	1,749,039	1,700,000	49,039

2/22/2011	Morgan Stanley	15,227,280	MXN	1,229,375	1,200,000	29,375

2/22/2011	Morgan Stanley	7,619,640	MXN	615,172	600,000	15,172

2/22/2011	Morgan Stanley	18,995,250	MXN	1,533,582	1,500,000	33,582

2/22/2011	Morgan Stanley	29,109,950	MXN	2,350,192	2,300,000	50,192

2/22/2011	Morgan Stanley	13,961,200	MXN	1,127,158	1,100,000	27,158

2/22/2011	Morgan Stanley	13,958,450	MXN	1,126,936	1,100,000	26,936

2/22/2011	Morgan Stanley	50,332,000	MXN	4,063,555	4,000,000	63,555

2/22/2011	Morgan Stanley	7,458,000	MXN	602,122	600,000	2,122

2/22/2011	Morgan Stanley	8,700,300	MXN	702,419	700,000	2,419

2/22/2011	Morgan Stanley	11,140,650	MXN	899,441	900,000	(559)

2/22/2011	Morgan Stanley	11,075,400	MXN	894,173	900,000	(5,827)

2/22/2011	Morgan Stanley	9,898,800	MXN	799,180	800,000	(820)

2/22/2011	Morgan Stanley	14,798,400	MXN	1,194,749	1,200,000	(5,251)

2/22/2011	Morgan Stanley	12,361,000	MXN	997,966	1,000,000	(2,034)

2/22/2011	Morgan Stanley	9,977,200	MXN	805,509	800,000	5,509

2/22/2011	Morgan Stanley	8,731,450	MXN	704,934	700,000	4,934

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

2/22/2011	Morgan Stanley	16,227,900	MXN	1,310,160	$1,300,000	$10,160

2/22/2011	Morgan Stanley	22,300,200	MXN	1,800,407	1,800,000	407

2/22/2011	Morgan Stanley	16,128,190	MXN	1,302,110	1,300,000	2,110

2/22/2011	Morgan Stanley	17,420,900	MXN	1,406,477	1,400,000	6,477

2/22/2011	Morgan Stanley	13,784,650	MXN	1,112,904	1,100,000	12,904

2/22/2011	Morgan Stanley	16,354,000	MXN	1,320,340	1,300,000	20,340

2/22/2011	Morgan Stanley	10,058,560	MXN	812,078	800,000	12,078

2/22/2011	Morgan Stanley	29,976,000	MXN	2,420,113	2,400,000	20,113

2/22/2011	Morgan Stanley	27,250,300	MXN	2,200,053	2,200,000	53

2/22/2011	UBS AG	10,185,600	MXN	822,335	800,000	22,335

2/22/2011	UBS AG	16,387,930	MXN	1,323,080	1,300,000	23,080

2/22/2011	UBS AG	41,164,200	MXN	3,323,392	3,300,000	23,392

2/22/2011	UBS AG	28,482,050	MXN	2,299,499	2,300,000	(501)

2/7/2011	Barclays Bank plc	3,710,000	MYR	1,200,284	1,194,193	6,091

2/7/2011	Barclays Bank plc	7,200,000	MYR	2,329,392	2,320,709	8,683

2/7/2011	Citibank N.A.	3,380,000	MYR	1,093,520	1,090,323	3,197

2/7/2011	Deutsche Bank AG	7,230,000	MYR	2,339,098	2,329,628	9,470

2/7/2011	JPMorgan Chase Bank N.A.	8,066,500	MYR	2,609,728	2,600,000	9,728

2/7/2011	JPMorgan Chase Bank N.A.	7,406,400	MYR	2,396,168	2,400,000	(3,832)

2/7/2011	JPMorgan Chase Bank N.A.	3,390,657	MYR	1,096,968	1,092,456	4,512

2/7/2011	Citibank N.A.	55,860,015	PHP	1,275,442	1,266,667	8,775

2/7/2011	Citibank N.A.	55,898,015	PHP	1,276,309	1,266,667	9,642

2/7/2011	JPMorgan Chase Bank N.A.	55,809,348	PHP	1,274,285	1,266,667	7,618

4/15/2011	Barclays Bank plc	29,736,000	PHP	678,381	700,000	(21,619)

4/15/2011	Citibank N.A.	19,237,500	PHP	438,874	450,000	(11,126)

4/15/2011	Citibank N.A.	52,332,000	PHP	1,193,875	1,200,000	(6,125)

4/15/2011	JPMorgan Chase Bank N.A.	19,206,000	PHP	438,156	450,000	(11,844)

4/15/2011	JPMorgan Chase Bank N.A.	52,500,000	PHP	1,197,707	1,200,000	(2,293)

6/15/2011	Barclays Bank plc	53,820,000	PHP	1,225,689	1,200,000	25,689

6/15/2011	Barclays Bank plc	138,523,500	PHP	3,154,714	3,100,000	54,714

6/15/2011	Barclays Bank plc	48,950,000	PHP	1,114,780	1,100,000	14,780

6/15/2011	Barclays Bank plc	137,795,000	PHP	3,138,123	3,100,000	38,123

6/15/2011	Barclays Bank plc	137,547,000	PHP	3,132,476	3,100,000	32,476

6/15/2011	Citibank N.A.	53,800,000	PHP	1,225,233	1,224,954	279

6/15/2011	Citibank N.A.	38,430,000	PHP	875,199	900,000	(24,801)

6/15/2011	Citibank N.A.	50,730,000	PHP	1,155,318	1,153,741	1,577

6/15/2011	Deutsche Bank AG	255,286,500	PHP	5,813,858	5,820,486	(6,628)

6/15/2011	Deutsche Bank AG	34,568,000	PHP	787,247	800,000	(12,753)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

6/15/2011	JPMorgan Chase Bank N.A.	53,760,000	PHP	1,224,322	$1,200,000	$24,322

6/15/2011	JPMorgan Chase Bank N.A.	67,380,000	PHP	1,534,502	1,500,000	34,502

6/15/2011	JPMorgan Chase Bank N.A.	52,331,000	PHP	1,191,779	1,193,409	(1,630)

6/15/2011	JPMorgan Chase Bank N.A.	56,160,000	PHP	1,278,980	1,300,000	(21,020)

6/15/2011	JPMorgan Chase Bank N.A.	60,956,000	PHP	1,388,203	1,400,000	(11,797)

11/15/2011	Citibank N.A.	47,410,000	PHP	1,076,320	1,100,000	(23,680)

11/15/2011	Citibank N.A.	47,734,500	PHP	1,083,686	1,100,000	(16,314)

11/15/2011	Citibank N.A.	52,200,000	PHP	1,185,064	1,200,000	(14,936)

11/15/2011	Citibank N.A.	65,835,000	PHP	1,494,611	1,500,000	(5,389)

11/15/2011	Citibank N.A.	49,005,000	PHP	1,112,530	1,100,000	12,530

11/15/2011	Citibank N.A.	57,473,000	PHP	1,304,773	1,300,000	4,773

11/15/2011	Deutsche Bank AG	52,860,000	PHP	1,200,047	1,200,000	47

11/15/2011	Goldman Sachs & Co.	87,840,000	PHP	1,994,176	2,000,000	(5,824)

11/15/2011	JPMorgan Chase Bank N.A.	47,410,000	PHP	1,076,319	1,100,000	(23,681)

11/15/2011	JPMorgan Chase Bank N.A.	119,070,000	PHP	2,703,171	2,700,000	3,171

11/15/2011	JPMorgan Chase Bank N.A.	53,244,000	PHP	1,208,765	1,200,000	8,765

1/14/2011	JPMorgan Chase Bank N.A.	1,310,300	SGD	1,021,054	1,000,000	21,054

1/14/2011	JPMorgan Chase Bank N.A.	1,309,400	SGD	1,020,352	1,000,000	20,352

1/14/2011	JPMorgan Chase Bank N.A.	1,318,700	SGD	1,027,599	1,000,000	27,599

1/14/2011	JPMorgan Chase Bank N.A.	1,712,360	SGD	1,334,360	1,300,000	34,360

2/24/2011	Citibank N.A.	642,330	SGD	500,553	500,000	553

2/24/2011	Morgan Stanley	4,588,990	SGD	3,576,096	3,500,000	76,096

2/24/2011	Morgan Stanley	514,146	SGD	400,662	400,000	662

3/9/2011	Citibank N.A.	3,304,000	SGD	2,574,739	2,500,000	74,739

3/9/2011	Goldman Sachs & Co.	1,542,360	SGD	1,201,929	1,200,000	1,929

3/9/2011	JPMorgan Chase Bank N.A.	1,158,390	SGD	902,709	900,000	2,709

3/9/2011	JPMorgan Chase Bank N.A.	4,018,840	SGD	3,131,799	3,100,000	31,799

3/9/2011	JPMorgan Chase Bank N.A.	5,650,760	SGD	4,403,521	4,302,391	101,130

3/9/2011	Morgan Stanley	925,190	SGD	720,982	700,000	20,982

6/9/2011	Citibank N.A.	1,157,760	SGD	902,190	900,000	2,190

6/9/2011	Deutsche Bank AG	5,450,000	SGD	4,246,938	4,177,462	69,476

6/9/2011	Deutsche Bank AG	3,004,004	SGD	2,340,884	2,308,819	32,065

6/9/2011	Goldman Sachs & Co.	2,583,600	SGD	2,013,283	2,000,000	13,283

6/9/2011	Goldman Sachs & Co.	1,286,900	SGD	1,002,823	1,000,000	2,823

6/9/2011	Goldman Sachs & Co.	1,231,010	SGD	959,270	950,000	9,270

6/9/2011	Goldman Sachs & Co.	2,198,950	SGD	1,713,542	1,700,000	13,542

6/9/2011	Goldman Sachs & Co.	1,439,900	SGD	1,122,049	1,100,000	22,049

6/9/2011	JPMorgan Chase Bank N.A.	1,803,480	SGD	1,405,370	1,400,000	5,370

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

6/9/2011	JPMorgan Chase Bank N.A.	1,221,605	SGD	951,942	$950,000	$1,942

6/9/2011	JPMorgan Chase Bank N.A.	5,198,800	SGD	4,051,190	4,000,000	51,190

6/9/2011	JPMorgan Chase Bank N.A.	1,572,000	SGD	1,224,988	1,200,000	24,988

1/27/2011	Barclays Bank plc	1,969,630	TRY	1,274,835	1,300,000	(25,165)

1/27/2011	Barclays Bank plc	2,155,170	TRY	1,394,925	1,500,000	(105,075)

1/27/2011	Barclays Bank plc	5,276,970	TRY	3,415,497	3,400,000	15,497

1/27/2011	Barclays Bank plc	5,024,544	TRY	3,252,115	3,200,000	52,115

1/27/2011	Citibank N.A.	2,140,320	TRY	1,385,313	1,400,000	(14,687)

1/27/2011	Citibank N.A.	2,121,000	TRY	1,372,808	1,400,000	(27,192)

1/27/2011	JPMorgan Chase Bank N.A.	2,140,880	TRY	1,385,676	1,400,000	(14,324)

1/27/2011	JPMorgan Chase Bank N.A.	1,663,750	TRY	1,076,855	1,100,000	(23,145)

1/27/2011	JPMorgan Chase Bank N.A.	3,475,990	TRY	2,249,820	2,300,000	(50,180)

1/27/2011	JPMorgan Chase Bank N.A.	6,935,320	TRY	4,488,857	4,700,000	(211,143)

1/27/2011	JPMorgan Chase Bank N.A.	2,299,360	TRY	1,488,251	1,600,000	(111,749)

1/27/2011	Morgan Stanley	2,792,700	TRY	1,807,563	1,800,000	7,563

1/27/2011	UBS AG	2,796,570	TRY	1,810,068	1,800,000	10,068

1/14/2011	Deutsche Bank AG	12,012,000	TWD	412,096	388,298	23,798

1/14/2011	Deutsche Bank AG	3,657,176	TWD	125,467	116,175	9,292

1/14/2011	JPMorgan Chase	9,594,000	TWD	329,142	303,800	25,342

1/14/2011	Morgan Stanley	14,767,000	TWD	506,612	469,912	36,700

1/14/2011	UBS AG	7,997,000	TWD	274,353	252,311	22,042

4/6/2011	Deutsche Bank AG	20,400,000	TWD	701,486	665,037	36,449

4/6/2011	Deutsche Bank AG	28,300,000	TWD	973,140	951,261	21,879

4/6/2011	Deutsche Bank AG	19,727,176	TWD	678,350	665,447	12,903

4/6/2011	JPMorgan Chase Bank N.A.	58,958,924	TWD	2,027,395	1,948,411	78,984

1/28/2011	Barclays Bank plc	8,740,800	ZAR	1,322,145	1,200,000	122,145

1/28/2011	JPMorgan Chase Bank N.A.	8,740,800	ZAR	1,322,145	1,200,000	122,145

1/28/2011	JPMorgan Chase Bank N.A.	136,068,589	ZAR	20,581,918	19,758,457	823,461

1/28/2011	Morgan Stanley	20,902,500	ZAR	3,161,740	3,000,000	161,740

4/28/2011	JPMorgan Chase Bank N.A.	18,817,650	ZAR	2,810,378	2,700,000	110,378

4/28/2011	Morgan Stanley	18,138,900	ZAR	2,709,008	2,600,000	109,008

9/13/2011	Barclays Bank plc	9,881,950	ZAR	1,448,151	1,300,000	148,151

9/13/2011	Morgan Stanley	5,319,300	ZAR	779,517	700,000	79,517

9/13/2011	UBS AG	4,560,000	ZAR	668,246	600,000	68,246

						$9,902,691

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

1/28/2011	BNP Paribas Bank	178,000	AUD	181,665	$177,165	$(4,500)

3/2/2011	Citibank N.A.	11,051,333	BRL	6,572,809	6,480,200	(92,609)

2/17/2011	Barclays Bank plc	2,619,000	CAD	2,630,586	2,570,578	(60,008)

2/7/2011	BNP Paribas Bank	164,276,000	DKK	29,513,616	30,573,158	1,059,542

1/6/2011	Citibank N.A.	24,658,000	EUR	33,024,351	33,398,275	373,924

1/6/2011	Citibank N.A.	67,876,000	EUR	90,906,028	92,386,431	1,480,403

1/25/2011	Barclays Bank plc	294,000	EUR	393,742	385,015	(8,727)

1/25/2011	Barclays Bank plc	589,000	EUR	788,823	776,913	(11,910)

1/25/2011	Barclays Bank plc	1,800,000	EUR	2,410,666	2,406,202	(4,464)

1/25/2011	Barclays Bank plc	2,400,000	EUR	3,214,221	3,169,920	(44,301)

1/25/2011	Barclays Bank plc	1,700,000	EUR	2,276,740	2,230,337	(46,403)

1/25/2011	Barclays Bank plc	1,681,000	EUR	2,251,294	2,205,904	(45,390)

1/25/2011	BNP Paribas Bank	6,351,000	EUR	8,505,633	8,322,973	(182,660)

1/25/2011	BNP Paribas Bank	3,079,000	EUR	4,123,578	4,035,024	(88,554)

1/25/2011	BNP Paribas Bank	1,600,000	EUR	2,142,814	2,119,634	(23,180)

1/25/2011	BNP Paribas Bank	1,525,000	EUR	2,042,370	1,995,417	(46,953)

1/25/2011	Citibank N.A.	16,178,000	EUR	21,666,529	22,493,163	826,634

1/25/2011	Deutsche Bank AG	1,291,000	EUR	1,728,983	1,707,471	(21,512)

1/25/2011	JPMorgan Chase Bank N.A.	1,100,000	EUR	1,473,185	1,455,529	(17,656)

1/25/2011	JPMorgan Chase Bank N.A.	3,700,000	EUR	4,955,258	4,963,232	7,974

1/25/2011	JPMorgan Chase Bank N.A.	4,580,000	EUR	6,133,805	6,025,952	(107,853)

1/25/2011	Morgan Stanley	2,400,000	EUR	3,214,221	3,173,352	(40,869)

1/25/2011	Morgan Stanley	2,400,000	EUR	3,214,221	3,182,772	(31,449)

1/25/2011	UBS AG	669,000	EUR	895,964	926,763	30,799

1/25/2011	UBS AG	403,000	EUR	539,721	538,251	(1,470)

3/21/2011	Deutsche Bank AG	28,106,000	GBP	43,811,114	43,837,293	26,179

1/12/2011	JPMorgan Chase Bank N.A.	401,054,000	INR	8,956,322	8,770,041	(186,281)

1/14/2011	Goldman Sachs & Co.	4,281,365,000	JPY	52,780,017	50,865,084	(1,914,933)

1/24/2011	Deutsche Bank AG	19,730,000,000	JPY	243,254,565	241,268,832	(1,985,733)

1/24/2011	JPMorgan Chase Bank N.A.	19,050,000,000	JPY	234,870,728	233,084,547	(1,786,181)

1/19/2011	JPMorgan Chase Bank N.A.	30,775,430,819	KRW	27,095,713	26,652,317	(443,396)

1/14/2011	JPMorgan Chase Bank N.A.	5,650,760	SGD	4,403,365	4,302,342	(101,023)

1/14/2011	Deutsche Bank AG	28,300,000	TWD	970,889	943,963	(26,926)

1/14/2011	Deutsche Bank AG	19,727,176	TWD	676,781	660,324	(16,457)

						$(3,535,943)

AUD - Australian Dollar

BRL - Brazilian Real

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

8. Forward Foreign Currency Exchange Contracts - continued

CAD - Canadian Dollar

CNY - China Yuan Renminbi

DKK - Danish Krone

EUR - Euro

GBP - Great Britain Pound

IDR - Indonesian Rupiah

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

PHP - Philippine Peso

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - New Taiwan Dollar

ZAR - South African Rand

9. Swap Agreements

Open interest rate swap agreements at December 31, 2010 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Pay	AUD-BBR-BBSW	4.500%	6/15/2011	Morgan Stanley	AUD	200,500,000	$(622,693)	$191,775	$(814,468)

Pay	IRS MXN TIIE	7.330%	1/28/2015	Citibank N.A.	MXN	215,600,000	677,158	100,718	576,440

Pay	IRS MXN TIIE	7.330%	1/28/2015	JPMorgan Chase Bank N.A.	MXN	97,200,000	305,289	(5,571)	310,860

Receive	IRS USD 3ML	4.250%	6/15/2041	Morgan Stanley	USD	48,600,000	(370,307)	156,151	(526,458)

Pay	IRS USD 3ML	1.250%	12/19/2013	Goldman Sachs & Co.	USD	62,300,000	(580,929)	3,050	(583,979)

Pay	IRS USD 3ML	1.950%	12/15/2015	Credit Suisse Group AG	USD	46,700,000	(443,034)	—	(443,034)

Pay	ZCS BRL CDI	10.835%	1/2/2012	Goldman Sachs & Co.	BRL	27,600,000	198,592	26,467	172,125

Pay	ZCS BRL CDI	12.540%	1/2/2012	Merrill Lynch & Co., Inc.	BRL	80,800,000	3,785,703	(443,166)	4,228,869

Pay	ZCS BRL CDI	10.115%	1/2/2012	Morgan Stanley	BRL	295,300,000	(10,112,895)	(7,355,901)	(2,756,994)

Pay	ZCS BRL CDI	12.540%	1/2/2012	Morgan Stanley	BRL	90,500,000	4,240,176	(503,219)	4,743,395

Pay	ZCS BRL CDI	11.630%	1/2/2012	Morgan Stanley	BRL	105,400,000	428,750	(42,616)	471,366

Pay	ZCS BRL CDI	11.930%	1/2/2013	Goldman Sachs & Co.	BRL	63,700,000	397,953	(91,373)	489,326

Pay	ZCS BRL CDI	12.170%	1/2/2013	JPMorgan Chase Bank N.A.	BRL	43,900,000	495,493	158,550	336,943

Pay	ZCS BRL CDI	12.070%	1/2/2013	JPMorgan Chase Bank N.A.	BRL	64,200,000	201,812	150,874	50,938

Pay	ZCS BRL CDI	11.980%	1/2/2013	Morgan Stanley	BRL	31,600,000	229,339	49,229	180,110

Pay	ZCS BRL CDI	12.590%	1/2/2013	Morgan Stanley	BRL	321,000,000	3,868,282	289,533	3,578,749

Pay	ZCS BRL CDI	11.990%	1/2/2014	Barclays Bank plc	BRL	19,400,000	136,931	86,038	50,893

Pay	ZCS BRL CDI	11.890%	1/2/2014	Morgan Stanley	BRL	38,000,000	24,960	(3,527)	28,487

Pay	ZCS BRL CDI	12.510%	2/1/2014	Morgan Stanley	BRL	3,400,000	73,480	15,642	57,838

Pay	ZCS BRL CDI	10.990%	1/2/2012	Goldman Sachs & Co.	BRL	42,300,000	282,385	69,702	212,683

Pay	ZCS BRL CDI	11.890%	1/2/2013	Goldman Sachs & Co.	BRL	52,700,000	314,590	47,758	266,832

Pay	ZCS BRL CDI	12.650%	1/2/2014	Goldman Sachs & Co.	BRL	23,900,000	598,445	192,550	405,895

							$4,129,480	$(6,907,336)	$11,036,816

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Swap Agreements - continued

Open credit default swap agreements buy protection at December 31, 2010 were as follows:

Credit Default Swaps on Corporate and Sovereign Issuers - Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2010(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

CAN Financial Corp. 5.850%, due 12/15/2014	(0.630%)	12/20/2014	Bank of America N.A.	1.947%	$5,000,000	$245,644	$—	$245,644

Con-Way, Inc. 7.250%, due 01/15/2018	(1.834%)	3/20/2018	Bank of America N.A.	2.343%	10,000,000	308,479	—	308,479

CSX Corp. 6.250%, due 03/15/2018	(1.650%)	3/20/2018	Goldman Sachs & Co.	0.537%	6,500,000	(480,037)	—	(480,037)

Health Care Property Investors, Inc. 5.950%, due 09/15/2011	(0.460%)	9/20/2011	JPMorgan Chase Bank N.A.	0.493%	3,600,000	852	—	852

Health Care Property Investors, Inc. 6.700%, due 01/30/2018	(1.227%)	3/20/2018	Bank of America N.A.	1.459%	7,500,000	109,982	—	109,982

Liberty Mutual Group, Inc. 5.750%, due 03/15/2014	(0.680%)	3/20/2014	Bank of America N.A.	1.930%	5,750,000	220,988	—	220,988

Limited Brands, Inc. 6.900%, due 07/15/2017	(2.290%)	9/20/2017	Bank of America N.A.	1.772%	10,000,000	(308,791)	—	(308,791)

Limited Brands, Inc. 6.900%, due 07/15/2017	(3.113%)	9/20/2017	Morgan Stanley	1.772%	5,000,000	(399,470)	—	(399,470)

Pearson Dollar Financial plc 5.700%, due 06/01/2014	(0.760%)	6/20/2014	Morgan Stanley	0.481%	8,500,000	(81,067)	—	(81,067)

Pearson Dollar Financial plc 5.700%, due 06/01/2014	(0.830%)	6/20/2014	JPMorgan Chase Bank N.A.	0.481%	5,000,000	(59,655)	—	(59,655)

R.R. Donnelley & Sons Co. 4.950%, due 04/01/2014	(1.030%)	6/20/2014	Bank of America N.A.	1.764%	6,200,000	151,888	—	151,888

Rohm & Haas Holdings 6.000%, due 09/15/2017	(0.423%)	9/20/2017	Bank of America N.A.	0.654%	8,500,000	122,487	—	122,487

Sprint Nextel Corp. 6.000%, due 12/01/2016	(0.966%)	12/20/2016	Bank of America N.A.	3.965%	11,250,000	1,671,843	—	1,671,843

						$1,503,143	$—	$1,503,143

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2010(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Berkshire Hathaway Finance Corp. 4.625%, due 10/15/2013	1.000%	3/20/2015	Goldman Sachs & Co.	1.143%	$3,100,000	$(17,839)	$(54,776)	$36,937

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	6/20/2015	Citibank N.A.	1.033%	11,700,000	(16,654)	(327,293)	310,639

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	6/20/2015	Deutsche Bank AG	1.033%	6,100,000	(8,683)	(66,949)	58,266

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	6/20/2015	JPMorgan Chase Bank N.A.	1.033%	12,700,000	(18,077)	(139,386)	121,309

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2010(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	9/20/2015	JPMorgan Chase Bank N.A.	1.061%	$4,100,000	$(11,211)	$(41,229)	$30,018

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	9/20/2015	Citibank N.A.	1.061%	1,200,000	(3,281)	(18,832)	15,551

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	9/20/2015	UBS AG	1.061%	1,600,000	(4,375)	(15,139)	10,764

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	12/20/2015	Morgan Stanley	1.085%	37,100,000	(148,814)	(214,047)	65,233

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	3/20/2016	Deutsche Bank AG	1.107%	25,000,000	(131,702)	(146,458)	14,756

Brazilian Government International Bond 12.250%, due 03/06/2030	1.000%	3/20/2016	Morgan Stanley	1.107%	25,000,000	(131,702)	(146,458)	14,756

China Government International Bond 4.750%, due 10/29/2013	1.000%	3/20/2015	Deutsche Bank AG	0.578%	15,000,000	259,579	85,576	174,003

Citigroup, Inc. 6.500%, due 01/18/2011	1.000%	3/20/2011	Goldman Sachs & Co.	0.538%	6,000,000	6,071	(34,009)	40,080

U.S. Treasury Note 4.875%, due 8/15/2016	0.250%	9/20/2015	UBS AG	0.384%	€31,800,000	(259,646)	(477,132)	217,486

Ford Motor Credit Co. 7.250%, due 10/25/2011	5.000%	12/20/2014	Citibank N.A.	1.937%	$500,000	56,198	(10,783)	66,981

General Electric Capital Corp 5.625%, due 09/15/2017	4.000%	12/20/2013	Citibank N.A.	1.079%	3,600,000	305,946	—	305,946

General Electric Capital Corp. 5.625%, due 09/15/2017	4.000%	12/20/2013	Citibank N.A.	1.079%	20,800,000	1,767,686	—	1,767,686

General Electric Capital Corp. 5.625%, due 09/15/2017	6.950%	3/20/2013	Citibank N.A.	0.935%	375,000	49,649	—	49,649

General Electric Capital Corp. 5.625%, due 9/15/2017	4.850%	12/20/2013	Citibank N.A.	1.079%	9,100,000	998,396	—	998,396

General Electric Capital Corp. 5.625%, due 09/15/2017	4.325%	12/20/2013	Citibank N.A.	1.079%	10,200,000	963,289	—	963,289

General Electric Capital Corp. 5.625%, due 09/15/2017	4.200%	12/20/2013	Citibank N.A.	1.079%	21,900,000	1,988,595	—	1,988,595

General Electric Capital Corp. 5.625%, due 09/15/2017	4.875%	12/20/2013	Citibank N.A.	1.079%	3,100,000	342,368	—	342,368

General Electric Capital Corp. 5.625%, due 09/15/2017	1.000%	12/20/2015	Morgan Stanley	1.329%	13,500,000	(206,220)	(264,491)	58,271

Government of France 4.250%, due 04/25/2019	0.250%	3/20/2015	Citibank N.A.	0.968%	4,500,000	(131,006)	(72,912)	(58,094)

Government of France 4.250%, due 04/25/2019	0.250%	3/20/2015	Goldman Sachs & Co.	0.968%	5,200,000	(151,385)	(90,290)	(61,095)

Government of France 4.250%, due 04/25/2019	0.250%	9/20/2015	UBS AG	1.034%	5,000,000	(175,926)	(132,503)	(43,423)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2010(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Government of France 4.250%, due 04/25/2019	0.250%	12/20/2015	Goldman Sachs & Co.	1.062%	$3,700,000	$(141,014)	$(72,558)	$(68,456)

Japanese Government Bond 2.000%, due 03/21/2022	1.000%	3/20/2015	Deutsche Bank AG	0.590%	1,500,000	25,270	17,423	7,847

Japanese Government Bond 2.000%, due 03/21/2022	1.000%	3/20/2015	JPMorgan Chase Bank N.A.	0.590%	2,800,000	47,172	33,194	13,978

Japanese Government Bond 2.000%, due 03/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	0.691%	6,700,000	98,781	163,889	(65,108)

Merrill Lynch & Co. 5.000%, due 01/15/2015	1.000%	9/20/2011	JPMorgan Chase Bank N.A.	0.817%	2,700,000	3,585	(3,197)	6,782

Merrill Lynch & Co. 5.000%, due 01/15/2015	1.000%	9/20/2011	Citibank N.A.	0.817%	700,000	929	(1,243)	2,172

Republic of Indonesia 6.750%, due 03/10/2014	1.000%	9/20/2015	Citibank N.A.	1.219%	1,400,000	(13,813)	(31,728)	17,915

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	3/20/2015	Citibank N.A.	1.017%	4,300,000	(3,025)	(98,727)	95,702

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	3/20/2015	Deutsche Bank AG	1.017%	6,400,000	(4,503)	(146,943)	142,440

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	9/20/2015	Citibank N.A.	1.080%	1,900,000	(6,874)	(28,651)	21,777

Mexico Government International Bond 7.500%, due 04/08/2033	1.000%	9/20/2015	UBS AG	1.080%	600,000	(2,171)	(8,488)	6,317

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	3/20/2015	JPMorgan Chase Bank N.A.	0.637%	8,300,000	123,302	35,107	88,195

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	3/20/2015	JPMorgan Chase Bank N.A.	0.637%	4,100,000	60,909	19,277	41,632

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	6/20/2015	Goldman Sachs & Co.	0.666%	35,400,000	510,184	327,080	183,104

United Kingdom Gilt 4.250%, due 06/07/2032	1.000%	12/20/2015	Goldman Sachs & Co.	0.715%	2,400,000	32,517	55,666	(23,149)

						$6,052,505	$(1,907,010)	$7,959,515

Credit Default Swaps on Credit Indices - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2010(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

CDX.EM.12	5.000%	12/20/2014	Deutsche Bank AG	1.880%	$4,400,000	$513,706	439,300	74,406

CDX.EM.13	5.000%	6/20/2015	Deutsche Bank AG	1.955%	40,900,000	5,170,153	5,209,850	(39,697)

CDX.EM.13	5.000%	6/20/2015	JPMorgan Chase Bank N.A.	1.955%	29,900,000	3,779,648	3,609,900	169,748

CDX.NA.IG.9	0.553%	12/20/2017	JPMorgan Chase Bank N.A.	0.377%	1,928,998	21,370	—	21,370

CDX.NA.IG.10	0.463%	6/20/2013	Goldman Sachs & Co.	0.160%	6,172,793	45,923	—	45,923

CDX.EM.13	5.000%	6/20/2015	Barclays Bank plc	1.955%	62,900,000	7,951,165	7,847,300	103,865

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2010(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

CDX.EM.13	5.000%	6/20/2015	Morgan Stanley	1.955%	$11,300,000	$1,428,429	1,326,150	102,279

CDX.EM.14	5.000%	12/20/2015	Barclays Bank plc	2.001%	27,500,000	.3,752,116	3,632,550	119,566

CDX.EM.14	5.000%	12/20/2015	Citibank N.A.	2.001%	6,000,000	818,643	830,100	(11,457)

CDX.EM.14	5.000%	12/20/2015	Deutsche Bank AG	2.001%	17,100,000	2,333,134	2,137,750	195,384

CDX.EM.14	5.000%	12/20/2015	JPMorgan Chase Bank N.A.	2.001%	1,200,000	163,729	158,400	5,329

CDX.EM.14	5.000%	12/20/2015	Morgan Stanley	2.001%	5,000,000	682,203	650,000	32,203

CDX.EM.14	5.000%	12/20/2015	UBS AG	2.001%	2,200,000	300,169	304,700	(4,531)

CDX.NA.IG.15	1.000%	12/20/2015	Citibank N.A.	0.852%	19,000,000	132,236	(6,920)	139,156

CDX.NA.IG.15	1.000%	12/20/2015	Deutsche Bank AG	0.852%	45,700,000	318,063	(93,062)	411,125

CDX.NA.IG.15	1.000%	12/20/2015	JPMorgan Chase Bank N.A.	0.852%	73,800,000	513,633	117,948	395,685

CDX.NA.IG.15	1.000%	12/20/2015	Morgan Stanley	0.852%	26,500,000	184,435	(15,220)	199,655

CDX.NA.IG.15	1.000%	12/20/2015	UBS AG	0.852%	26,100,000	181,651	143,423	38,228

CDX.NA.HY.15	5.000%	12/20/2015	Barclays Bank plc	4.297%	64,800,000	1,907,828	376,500	1,531,328

CDX.NA.HY.15	5.000%	12/20/2015	Credit Suisse Group AG	4.297%	16,600,000	488,733	298,812	189,921

CDX.NA.HY.15	5.000%	12/20/2015	Citibank N.A.	4.297%	18,200,000	535,840	(365,188)	901,028

CDX.NA.HY.15	5.000%	12/20/2015	JPMorgan Chase Bank N.A.	4.297%	37,000,000	1,089,345	111,624	977,721

CDX.NA.HY.15	5.000%	12/20/2015	Morgan Stanley	4.297%	15,300,000	450,459	(126,500)	576,959

CDX.NA.HY.15	5.000%	12/20/2015	UBS AG	4.297%	9,500,000	279,697	(95,000)	374,697

						$33,042,308	$26,492,417	$6,549,891

AUD - Australian Dollar

BRL - Brazilian Real

EUR - Euro

MXN - Mexican Peso

USD - United States Dollar

HY - High Yield

IG - Investment Grade

NA - North America

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of a country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

10. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

12. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$290,075,459	$447,577,455	$42,671,423	$91,728,216	$332,746,882	$539,305,671

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$473,921,418	$128,696,511	$66,979,472	$—	$669,579,401

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

13. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PIMCO Total Return Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIMCO Total Return Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the PIMCO Total Return Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the PIMCO Total Return Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, three-, and five-year periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the PIMCO Total Return Portfolio, the Board considered that the Portfolio’s actual management fees were above Expense Group median, below the Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, below the Expense Universe median and below the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the PIMCO Total Return Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

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Met Investors Series Trust Pioneer Fund Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Pioneer Fund Portfolio returned 16.22% and 15.93%, respectively. The Portfolio’s benchmark, the S&P 500 Index1, returned 15.06%.

Market Environment / Conditions

The U.S. stock market advanced modestly in early January, backed off, then rallied to new cycle highs in February-April. The European sovereign debt crisis and slowdown in US economic growth contributed to a significant April-June sell-off, but improving sentiment and conditions in the US including the mid-term election results (the market generally likes gridlock in Washington), quantitative easing by the US Federal Reserve, and indications that economic growth is accelerating out of the mid-year “soft patch” helped the market rally strongly to new highs at year-end.

Over the full year, the S&P 500 returned 15%, with cyclically-sensitive stocks leading the market and defensive names lagging. The index’s best-performing sector was Consumer Discretionary, up 28%, followed by the Industrials (+27%), Materials (+23%), and Energy (+20%) sectors. Health Care was by far the S&P 500’s weakest sector, returning 3%. Utilities (+6%) were also notably weak.

Portfolio Review / Current Positioning

While our discipline of generally keeping sector weights within five percentage points of the corresponding benchmark sector weights generally limits the impact of sector weighting decisions, those decisions had a larger-than-usual positive impact on benchmark-relative returns in 2010. However, sector industry weights are generally a result of our bottom up investment process rather than a macro view on a sector or the economy. Both security selection and sector weighting decisions contributed to above-index calendar year 2010 returns. Key contributors included machinery companies in the Industrials sector, mining companies in the Materials sector, and auto-related names in the Consumer Discretionary sector.

Our commitment to automobile-linked names drove Consumer Discretionary sector returns in 2010: Ford Motor returned 68%, while component suppliers BorgWarner and Johnson Controls were up 118% and 43%, respectively. Portfolio returns also benefited from exposure to luxury goods supplier Coach (up 53%).

In the Industrials sector, manufacturers PACCAR, Deere, Caterpillar each returned 50-70% for the full year. Our exposure to railroads was a strong secondary contributor to returns in the sector.

Strong relative performance in the Materials sector was driven by our emphasis on mining companies. Boosted by rising metal prices and signs of strengthening global economic growth, Portfolio holdings Freeport-McMoRan Copper & Gold and Rio Tinto (United Kingdom) returned 52% and 30%, respectively, in 2010.

Security selection was least successful in the Consumer Staples, Health Care, and Information Technology sectors, but none was a material drag on performance. The primary driver of below-benchmark returns in the Consumer Staples sector was our lack of exposure to tobacco companies (we never invest in this group for a mix of fundamental and ethical reasons): tobacco stocks led the index sector for the year. In Health Care, we had good security selection results in equipment and device companies (notably C.R. Bard and Becton Dickinson), but our positions in Abbott Laboratories and Teva Pharmaceuticals (Israel) pulled down results in the pharmaceuticals industry.

Selection results were mixed in Information Technology: we had a number of winners, but positions in Nokia (Finland) and Hewlett-Packard pulled overall results below those of the benchmark sectors.

While continuing to focus on bottom-up security selection, the Portfolio’s cyclical exposure was gradually increased in 2010. Much of this was effected through security selection, but the Consumer Staples overweight was largely eliminated and Energy and Information Technology underweights were reduced. We took some profits, but remained overweighted in the Industrials and Materials sectors, emphasizing railroads, machinery, and mining companies. We remained underweight Information Technology (primarily due to valuations), Financials (where we continued to emphasize companies which can stand on their own without government assistance), and Telecom Services and Utilities (where we are generally not seeing compelling earnings growth prospects).

At year-end, the Portfolio had modestly above-market exposure to the cyclically-sensitive Industrials and Materials sectors (emphasizing machinery suppliers and railroads) while having below-market exposure to Information Technology (largely because we have no exposure to Apple or Google), and Financials (we are overweight asset managers but underweight money center banks, life insurers, and Real Estate Investment Trusts (“REITs”)).

John A. Carey

Walter Hunnewell, Jr.

Portfolio Managers

Pioneer Investment Management, Inc.

1

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Chevron Corp.	2.9
Norfolk Southern Corp.	2.6
Rio Tinto plc (ADR)	2.5
PACCAR, Inc.	2.4
Reed Elsevier N.V. (ADR)	2.2
Johnson Controls, Inc.	2.1
Chubb Corp. (The)	2.0
Target Corp.	2.0
Apache Corp.	1.9
Becton, Dickinson & Co.	1.9

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	18.3
Cyclical	14.3
Financials	12.8
Industrials	12.4
Technology	12.0
Energy	11.1
Basic Materials	6.8
Communications	6.3
Short Term Investments	4.8
Utilities	1.2

2

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Pioneer Fund Portfolio managed by

Pioneer Investment Management, Inc. vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	10 Year	Since Inception[3]
Pioneer Fund Portfolio—Class A	16.22%	3.32%	(0.81)%	—
Class B	15.93%	—	—	28.44%
S&P 500 Index[1]	15.06%	2.29%	1.41%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 02/04/1994. Inception of Class B shares is 04/28/2009.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.68%	$1,000.00	$1,258.90	$3.87
Hypothetical*	0.68%	1,000.00	1,021.78	3.47

Class B(a)
Actual	0.93%	$1,000.00	$1,258.10	$5.29
Hypothetical*	0.93%	1,000.00	1,020.52	4.74

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 98.2%
Aerospace & Defense - 2.5%
General Dynamics Corp.	133,651	$9,483,875
Lockheed Martin Corp.	65,301	4,565,193
United Technologies Corp.	129,208	10,171,254

		24,220,322

Auto Components - 2.9%
BorgWarner, Inc.*(a)	102,884	7,444,686
Johnson Controls, Inc.	542,312	20,716,319

		28,161,005

Automobiles - 1.3%
Ford Motor Co.*	729,169	12,242,748
General Motors Co.*	17,298	637,604

		12,880,352

Beverages - 0.6%
PepsiCo, Inc.	93,295	6,094,962

Capital Markets - 5.9%
Bank of New York Mellon Corp.	297,259	8,977,222
Franklin Resources, Inc.	94,822	10,545,154
Morgan Stanley	227,199	6,182,085
Northern Trust Corp.	155,865	8,636,480
State Street Corp.	219,027	10,149,711
T. Rowe Price Group, Inc.	202,398	13,062,767

		57,553,419

Chemicals - 2.6%
Airgas, Inc.	114,469	7,149,734
E. I. du Pont de Nemours & Co.	152,346	7,599,018
Ecolab, Inc.	110,735	5,583,259
Monsanto Co.	73,715	5,133,513

		25,465,524

Commercial Banks - 2.3%
KeyCorp	422,706	3,740,948
PNC Financial Services Group, Inc.	96,920	5,884,982
U.S. Bancorp	257,125	6,934,661
Wells Fargo & Co.	179,534	5,563,759

		22,124,350

Communications Equipment - 2.2%
Cisco Systems, Inc.*	252,102	5,100,023
Motorola, Inc.*	350,527	3,179,280
Nokia Oyj (ADR)	552,061	5,697,270
QUALCOMM, Inc.	68,343	3,382,295
Research In Motion, Ltd.*	69,405	4,034,513

		21,393,381

Computers & Peripherals - 1.6%
Hewlett-Packard Co.	376,945	15,869,384

Consumer Finance - 0.4%
American Express Co.	92,788	3,982,461

Security Description	Shares	Value

Diversified Financial Services - 2.0%
Bank of America Corp.	541,189	$7,219,461
CME Group, Inc. - Class A	14,685	4,724,899
JPMorgan Chase & Co.	177,151	7,514,745

		19,459,105

Diversified Telecommunication Services - 1.5%
AT&T, Inc.	320,728	9,422,989
Frontier Communications Corp.	33,518	326,130
Verizon Communications, Inc.	141,717	5,070,634

		14,819,753

Electric Utilities - 0.8%
PPL Corp.	84,313	2,219,118
Southern Co.	139,853	5,346,580

		7,565,698

Electrical Equipment - 1.5%
Emerson Electric Co.	154,708	8,844,657
Rockwell Automation, Inc.	78,885	5,656,843

		14,501,500

Energy Equipment & Services - 2.2%
Ensco plc (ADR)	110,617	5,904,735
Helmerich & Payne, Inc.	50,435	2,445,089
McDermott International, Inc.*	154,152	3,189,405
Schlumberger, Ltd.	115,701	9,661,034

		21,200,263

Food & Staples Retailing - 3.5%
CVS Caremark Corp.	164,297	5,712,607
Sysco Corp.	245,115	7,206,381
Wal-Mart Stores, Inc.	104,924	5,658,551
Walgreen Co.	404,567	15,761,930

		34,339,469

Food Products - 4.7%
General Mills, Inc.	236,251	8,408,173
H.J. Heinz Co.	213,136	10,541,706
Hershey Co. (The)	269,531	12,708,387
Kellogg Co.	94,825	4,843,661
Kraft Foods, Inc. - Class A	283,813	8,942,948

		45,444,875

Health Care Equipment & Supplies - 6.2%
Baxter International, Inc.	126,231	6,389,813
Becton, Dickinson & Co.	218,493	18,467,028
C.R. Bard, Inc.(a)	132,959	12,201,648
Covidien plc	76,108	3,475,091
Medtronic, Inc.	114,875	4,260,714
St. Jude Medical, Inc.*	215,679	9,220,277
Stryker Corp.	109,134	5,860,496

		59,875,067

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Hotels, Restaurants & Leisure - 0.3%
McDonald’s Corp.	42,950	$3,296,842

Household Products - 1.8%
Clorox Co. (The)	42,996	2,720,787
Colgate-Palmolive Co.	180,063	14,471,663

		17,192,450

Industrial Conglomerates - 1.4%
3M Co.	89,622	7,734,378
General Electric Co.	331,958	6,071,512

		13,805,890

Insurance - 2.6%
Chubb Corp. (The)	331,480	19,769,467
Travelers Cos., Inc. (The)	89,454	4,983,483

		24,752,950

IT Services - 2.3%
Automatic Data Processing, Inc.	162,316	7,511,985
DST Systems, Inc.	81,160	3,599,446
Fiserv, Inc.*	76,645	4,488,331
International Business Machines Corp.	44,003	6,457,880

		22,057,642

Machinery - 5.3%
Caterpillar, Inc.	93,079	8,717,779
Deere & Co.	127,562	10,594,024
Illinois Tool Works, Inc.	60,157	3,212,384
PACCAR, Inc.(a)	399,266	22,925,854
Parker Hannifin Corp.	63,695	5,496,878

		50,946,919

Media - 3.3%
McGraw-Hill Cos., Inc. (The)	283,949	10,338,583
Reed Elsevier N.V. (ADR)	855,666	21,203,404

		31,541,987

Metals & Mining - 4.4%
Alcoa, Inc.	446,605	6,873,251
Freeport-McMoRan Copper & Gold, Inc.	90,081	10,817,827
Rio Tinto plc (ADR)	344,845	24,711,593

		42,402,671

Multi-Utilities - 0.4%
Public Service Enterprise Group, Inc.	136,374	4,338,057

Multiline Retail - 2.7%
Nordstrom, Inc.(a)	166,318	7,048,557
Target Corp.	318,365	19,143,287

		26,191,844

Office Electronics - 1.4%
Canon, Inc. (ADR)	260,714	13,385,057

Security Description	Shares	Value

Oil, Gas & Consumable Fuels - 9.6%
Apache Corp.	155,083	$18,490,546
Chevron Corp.	308,502	28,150,808
ConocoPhillips Co.	163,973	11,166,561
CONSOL Energy, Inc.	59,076	2,879,364
Devon Energy Corp.	69,728	5,474,345
Exxon Mobil Corp.	139,564	10,204,920
Hess Corp.	115,839	8,866,317
Marathon Oil Corp.	210,918	7,810,294

		93,043,155

Personal Products - 0.7%
Estee Lauder Cos., Inc. (The) - Class A	78,809	6,359,886

Pharmaceuticals - 4.2%
Abbott Laboratories	221,958	10,634,008
Eli Lilly & Co.	117,999	4,134,685
Johnson & Johnson	88,856	5,495,743
Merck & Co., Inc.	113,390	4,086,576
Pfizer, Inc.	391,694	6,858,562
Teva Pharmaceutical Industries, Ltd. (ADR)	191,757	9,996,292

		41,205,866

Road & Rail - 4.2%
Canadian National Railway Co.	172,668	11,477,242
CSX Corp.	55,900	3,611,699
Norfolk Southern Corp.	405,012	25,442,854

		40,531,795

Semiconductors & Semiconductor Equipment - 4.4%
Altera Corp.	108,501	3,860,466
Analog Devices, Inc.	248,840	9,373,803
Applied Materials, Inc.	421,515	5,922,286
ASML Holding N.V.	133,828	5,130,965
Intel Corp.	372,042	7,824,043
Texas Instruments, Inc.	335,127	10,891,627

		43,003,190

Software - 2.2%
Adobe Systems, Inc.*	171,937	5,292,221
Citrix Systems, Inc.*	139,115	9,516,857
Microsoft Corp.	178,706	4,989,472
Oracle Corp.	63,060	1,973,778

		21,772,328

Specialty Retail - 1.2%
Lowe’s Cos., Inc.	324,440	8,136,955
Staples, Inc.	157,574	3,587,960

		11,724,915

Textiles, Apparel & Luxury Goods - 1.1%
Coach, Inc.	193,564	10,706,025

Total Common Stocks (Cost $723,485,662)		953,210,359

See accompanying notes to financial statements.

6

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Pioneer Fund Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Short-Term Investments - 5.0%
Mutual Funds - 2.3%
State Street Navigator Securities Lending Prime Portfolio(b)	22,328,770	$22,328,770

Repurchase Agreement - 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $26,394,022 on 01/03/11 collateralized by $26,925,000 Federal National Mortgage Association, at 1.250% due 09/30/13 with a value of $26,925,000.	$26,394,000	26,394,000

Total Short-Term Investments (Cost $48,722,770)		48,722,770

Total Investments - 103.2% (Cost $772,208,432#)		1,001,933,129

Other Assets and Liabilities (net) - (3.2)%		(31,383,954)

Net Assets - 100.0%		$970,549,175

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $777,214,691. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $236,091,453 and $11,373,015, respectively, resulting in a net unrealized appreciation of $224,718,438.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $21,814,329 and the collateral received consisted of cash in the amount of $22,328,770. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$953,210,359	$—	$—	$953,210,359
Short-Term Investments
Mutual Funds	22,328,770	—	—	22,328,770
Repurchase Agreement	—	26,394,000	—	26,394,000
Total Short-Term Investments	22,328,770	26,394,000	—	48,722,770
Total Investments	$975,539,129	$26,394,000	$—	$1,001,933,129

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$975,539,129
Repurchase Agreement	26,394,000
Cash	39,735
Receivable for investments sold	6,268,110
Receivable for shares sold	392,514
Dividends receivable	935,417

Total assets	1,009,568,905

Liabilities
Due to bank cash denominated in foreign currencies (c)	37,321
Payables for:
Investments purchased	15,750,570
Shares redeemed	343,828
Collateral for securities loaned	22,328,770
Accrued Expenses:
Management fees	503,544
Distribution and service fees - Class B	6,641
Administration fees	4,478
Custodian and accounting fees	5,468
Deferred trustees’ fees	19,391
Other expenses	19,719

Total liabilities	39,019,730

Net Assets	$970,549,175

Net Assets Represented by
Paid in surplus	$892,352,872
Accumulated net realized loss	(163,314,463)
Unrealized appreciation on investments and foreign currency transactions	229,724,551
Undistributed net investment income	11,786,215

Net Assets	$970,549,175

Net Assets
Class A	$937,976,418
Class B	32,572,757
Capital Shares Outstanding*
Class A	66,269,304
Class B	2,320,340
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.15
Class B	14.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $745,814,432.
(b)	Includes securities loaned at value of $21,814,329.
(c)	Identified cost of cash denominated in foreign currencies was $(37,175).

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$17,159,566
Interest (b)	151,938

Total investment income	17,311,504

Expenses
Management fees	5,232,958
Administration fees	49,561
Custodian and accounting fees	65,311
Distribution and service fees - Class B	62,494
Audit and tax services	45,383
Legal	40,435
Trustees’ fees and expenses	27,871
Shareholder reporting	123,340
Insurance	5,901
Miscellaneous	13,966

Total expenses	5,667,220
Less management fee waiver	(125,000)
Less broker commission recapture	(26,660)

Net expenses	5,515,560

Net investment income	11,795,944

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	24,847,857
Foreign currency transactions	27,687

Net realized gain on investments and foreign currency transactions	24,875,544

Net change in unrealized appreciation (depreciation) on:
Investments	93,003,403
Foreign currency transactions	(286)

Net change in unrealized appreciation on investments and foreign currency transactions	93,003,117

Net realized and unrealized gain on investments and foreign currency transactions	117,878,661

Net Increase in Net Assets from Operations	$129,674,605

(a)	Net of foreign withholding taxes of $224,291.
(b)	Includes net income on securities loaned of $142,225.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$11,795,944	$7,192,110
Net realized gain (loss) on investments and foreign currency transactions	24,875,544	(47,938,024)
Net change in unrealized appreciation on investments and foreign currency transactions	93,003,117	196,688,217

Net increase in net assets resulting from operations	129,674,605	155,942,303

Distributions to Shareholders
From net investment income
Class A	(6,734,685)	(956,248)
Class B	(179,031)	—
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(6,913,716)	(956,248)

Net increase in net assets from capital share transactions	108,500,735	544,391,919

Net Increase in Net Assets	231,261,624	699,377,974
Net assets at beginning of period	739,287,551	39,909,577

Net assets at end of period	$970,549,175	$739,287,551

Undistributed net investment income at end of period	$11,786,215	$6,902,960

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	13,036,045	$166,362,086	36,043,413	$353,176,591
Shares issued through acquisition	—	—	21,509,314	207,564,877
Reinvestments	509,817	6,734,685	102,933	956,248
Redemptions	(5,658,826)	(70,900,155)	(3,214,598)	(35,160,541)

Net increase	7,887,036	$102,196,616	54,441,062	$526,537,175

Class B*
Sales	1,037,732	$13,069,623	339,353	$3,816,255
Shares issued through acquisition	—	—	5,490,126	52,705,210
Reinvestments	13,636	179,031	—	—
Redemptions	(559,073)	(6,944,535)	(4,001,434)	(38,666,721)

Net increase	492,295	$6,304,119	1,828,045	$17,854,744

Increase derived from capital shares transactions		$108,500,735		$544,391,919

*	Commencement of operations—04/28/2009

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.28	$10.13	$15.23	$14.63	$12.75

Income (Loss) from Investment Operations
Net Investment Income(a)	0.18	0.18	0.21	0.15	0.13
Net Realized and Unrealized Gain (loss) on Investments	1.80	2.17	(5.17)	0.58	1.89

Total From Investment Operations	1.98	2.35	(4.96)	0.73	2.02

Less Distributions
Distributions from Net Investment Income	(0.11)	(0.20)	(0.14)	(0.13)	(0.14)
Distributions from Net Realized Capital Gains	—	—	—	—	—

Total Distributions	(0.11)	(0.20)	(0.14)	(0.13)	(0.14)

Net Asset Value, End of Period	$14.15	$12.28	$10.13	$15.23	$14.63

Total Return (%)	16.22	23.89	(32.84)	5.01	15.92

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.69	0.74	1.04	0.99	1.22
Ratio of Net Expenses to Average Net Assets (%)(c)	0.67	0.72	0.96	0.97	1.09
Ratio of Net Investment Income to Average Net Assets (%)	1.46	1.63	1.61	0.95	0.98
Portfolio Turnover Rate (%)	10.2	41.2	14.3	18.2	28.5
Net Assets, End of Period (in millions)	$938.0	$717.0	$39.9	$46.1	$43.7

	Class B
	Year Ended December 31,
	2010	2009(b)
Net Asset Value, Beginning of Period	$12.20	$9.29

Income (Loss) from Investment Operations
Net Investment Income(a)	0.15	0.10
Net Realized and Unrealized Gain on Investments	1.79	2.81

Total from Investment Operations	1.94	2.91

Less Distributions
Distributions from Net Investment Income	(0.10)	—
Distributions from Net Realized Capital Gains	—	—

Total Distributions	(0.10)	—

Net Asset Value, End of Period	$14.04	$12.20

Total Return (%)	15.93	31.32

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.94	0.99	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.92	0.97	*
Ratio of Net Investment Income to Average Net Assets (%)	1.20	1.34	*
Portfolio Turnover Rate (%)	10.2	41.2
Net Assets, End of Period (in millions)	$32.6	$22.3

* Annualized

(a) Per share amounts based on average shares outstanding during the period.

(b) Commencement of operations—04/28/2009.

(c) Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$5,232,958	0.70%	First $200 Million

	0.65%	$200 Million to $500 Million

	0.60%	$500 Million to $2 Billion

	0.55%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets less than or equal to $2 billion. In connection with this change in the subadvisory fee, the Adviser voluntarily agreed to limit the management fee to: (1) the annual rate of 0.675% on the first $200 million of the Portfolio’s average daily net assets, (2) the annual rate of 0.625% of the Portfolio’s average daily net assets in excess of $200 million up to $500 million and (3) the annual rate of 0.575% on the Portfolio’s average daily net assets in excess of $1 billion up to $2 billion. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Expense Limitation Agreement
Class A	Class B

1.00%	1.25%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2010, there was no longer an expense cap for the Portfolio, and as of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$147,713,133	$—	$81,712,060

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Acquisitions

At the close of business on May 1, 2009, the Portfolio with aggregate Class A and Class B net assets of $288,986,630 and $1,033 respectively, acquired all of the assets and liabilities of Capital Guardian U.S. Equity Fund of the Metropolitan Series Fund, Inc. (“Capital Guardian”). The acquisition was accomplished by a tax-free exchange of 21,509,314 Class A shares of the Portfolio (valued at $207,564,877) for 33,157,940 Class A shares of Capital Guardian and 5,490,126 Class B shares of the Portfolio (valued at $52,705,210) for 8,440,147 of Class B shares of Capital Guardian. Capital Guardian then distributed the Class A and B shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Capital Guardian equity had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. Capital Guardian’s net assets on May 1, 2009, were $207,564,877 and $52,705,210 for Class A and Class B, respectively, including investments valued at $260,152,339 with a cost basis of $317,371,775. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Capital Guardian were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $139,351,745 in capital loss carryforwards from Capital Guardian. The net assets of the Portfolio immediately after the acquisition were $549,257,750, which included $57,219,436 of acquired unrealized depreciation and $500,176 of acquired undistributed net investment income.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Acquisitions - continued

Assuming the acquisition had been completed on January 1, 2009, the Portfolio’s pro-forma results of operations for the year ended December 31, 2009 are as follows:

(Unaudited)

Net Investment income	$7,846,571	(a)
Net realized and unrealized gain (loss) on investments futures contracts and foreign currency	59,249,881	(b)

Net increase (decrease) in assets from operations	$67,096,452

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Capital Guardian that have been included in the Portfolio’s Statement of Operations since May 1, 2009.

(a)	$7,192,110 as reported plus $500,176 Capital Guardian pre-merger, plus $66,238 in lower Advisory fees, plus $88,047 of pro-forma eliminated other expenses.
(b)	$148,750,193 as reported plus $(89,500,312) Capital Guardian pre-merger.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$6,913,716	$956,248	$—	$—	$6,913,716	$956,248

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$12,016,885	$—	$224,718,292	$(158,519,483)	$78,215,694

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2011		Expiring 12/31/2015		Expiring 12/31/2016		Expiring 12/31/2017	Total
$1,284,282	*	$69,897,144	**	$43,082,756	**	$44,255,301	$158,519,483

*	On May 1, 2006, the Pioneer Fund, a series of The Travelers Series Trust, was reorganized into the Portfolio. The Portfolio acquired capital losses which are subject to an annual limitation of $1,630,787.
**	The Portfolio acquired capital losses in the merger with Capital Guardian on May 1, 2009.

The utilization of the capital loss carryforward acquired as a part of a merger may be limited under Section 382 of the Code.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pioneer Fund Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Fund Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Pioneer Fund Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

23

[1]	The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Pioneer Fund Portfolio’s performance, the Board considered that the Portfolio was at the median of its Performance Universe and underperformed its Lipper Index for the one- year period ended June 30, 2010. The Board also considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the one-, three- and five- year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of recent market conditions on the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

24

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Pioneer Fund Portfolio, the Board considered that the Portfolio’s actual management fees were at the Expense Group median, above the Expense Universe median, and below the Sub-advised Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint, effective May 1, 2009. The Board also noted that effective May 1, 2009, the Adviser began waiving an additional portion of its advisory fee on assets over $2 billion in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. The Board also noted that the Portfolio’s expenses were expected to decline as a result of a reallocation of assets into the Portfolio. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules

25

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Pioneer Fund Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and E shares of the Pioneer Strategic Income Portfolio returned 12.17% and 12.04%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Universal Index1, returned 7.16%.

Market Environment/Conditions

The U.S. economy continued to recover in 2010; GDP growth remained sub-par, however, consistent with other recoveries from financial crises. Weak consumer demand, low corporate capital investment (despite record profit margins), and, most important, high unemployment, called for continued government stimulus. In addition, the European sovereign debt crisis scared investors, particularly in the second quarter. The Federal Reserve Bank’s August announcement of the second round of quantitative easing, dubbed “QE2”, the mid-term election results which promised an extension of the Bush tax cuts, and stronger economic data, increased confidence, leading to a strong rally in risk assets in the fourth quarter.

While Treasuries had attractive absolute returns over the year, they underperformed all credit and most equity markets. Modest economic growth together with quantitative easing supported risk assets. The 10 year U.S. Treasury returned 8% as yields fell from 3.84% to 3.30% over 2010. Importantly, these gains were achieved during the European debt crisis, and in the few months surrounding the QE2 announcement. Treasuries suffered steep losses after October 6, with 10 year yields rising from 2.61% to 3.30%. Investment grade spread product delivered strong performance: Agency Mortgages performed well on a duration-adjusted basis, returning 2.2% excess returns (compared to like-duration treasuries), and 5.4% on an absolute basis, and Investment Grade Corporates returned 2.3% excess returns and 9.0% on an absolute basis. The best performing U.S. fixed income asset classes, however, were Non-Agency CMBS (Commercial Mortgage-Backed Securities) and MBS/ABS (Mortgage-/Asset-Backed Securities). Buoyed by PPIP (Public-Private Investment Program) purchases and yield-seeking investors, CMBS returned 20.4%, for 15.0% excess returns; Floating Rate Non-Agency ABS returned 19.3%. High Yield Corporates also performed well, delivering another year of double digit returns, at 15.2%. Bank Loan performance lagged in the first nine months of the year, reflecting reduced inflation fears. With improving economic data and increasing concerns about rising rates in the last quarter, however, floating rate Bank Loans outperformed High Yield Bonds over that period. Emerging Market Debt performed well, especially risky corporates, which returned 22.5%. Speculative Grade Convertibles and the S&P 500 also had strong performance, returning 20.5% and 15.1%, respectively. The U.S. Dollar underperformed most major currencies except for the Euro; it gained 6% against the Euro, but fell 15% vs. the Yen, 20% against the Australian Dollar and 14% against the Brazilian real.

Portfolio Review/Current Positioning

The Portfolio benefited primarily from sector allocation decisions, particularly from the 38% overweight to Corporates, especially High Yield Corporates, and from the 12% overweight to Non-Agency ABS/MBS. In addition, security selection and non-U.S. Dollar currency positions added value. Asset allocation contributed almost 350 bps (basis points) to performance, including approximately +210 bps from overweights to Industrial and Financial Corporates. Approximately half of the Corporate performance derived from High Yield issues. The Non-Agency ABS/MBS and CMBS sector overweights added +50 bps and +40 bps, respectively. Security selection contributed almost +150 bps to performance, primarily from +140 bps added by Corporate Industrials. In addition, security selection within Non-Agency ABS/MBS added +40 bps. While short duration hurt Portfolio performance, yield curve positioning added +10 bps over the year; after the first quarter we had removed the yield curve steepener and positioned the Portfolio for a flatter yield curve; the Portfolio benefited from a flattening of the yield curve in the second and third quarters. Non-U.S. Dollar positions, particularly those of countries—Australia, Brazil, and Canada—with significant commodities exposures, made a significant contribution of +60 bps to the Portfolio.

Detractors from performance included the short duration positioning of the Portfolio, security selection within CMBS, and the underweight to Agency MBS. The approximate average 0.7 year short duration hurt performance by -45 bps. Despite their fourth quarter sell-off, Treasury yields fell over the year, benefiting from a flight to quality during the European sovereign debt crisis in May and QE2 in August. CMBS issues reduced performance by almost -60 bps, reflecting the lower risk profile of our holdings—longer duration, higher risk CMBS led returns in that market. Finally, our 22% underweight to Agency MBS hurt performance by approximately -2 bps. While Agency MBS underperformed on an absolute basis, on a duration-neutral basis, they outperformed treasuries.

We continue to hold a significant overweight to Corporate Credit at year-end and an underweight to Developed Market Sovereigns, including U.S. Treasuries, in the Portfolio. Corporations have enjoyed record profit margins, relative to this point of an economic recovery, and strong balance sheets. Developed Market Sovereigns, on the other hand, offer low yields in the face of high debt/GDP levels and sub-par economic growth. We also hold a significant overweight to High Yield issues, including Emerging Market Corporates. High Yield issuers have benefited from a record new issue market, improving fundamentals and lower than average default rates. We continue to add floating rate securities to hedge against rising interest rates, including Bank Loans and Non-Agency MBS/ABS. This increase in floating rate issues, with an accompanying reduction in the duration of the Portfolio, represent the most significant changes we have made to the Portfolio over the year. The increase in Bank Loan exposure has been accompanied by a reduction in our exposure to more interest rate-sensitive Investment Grade Corporates. Investment Grade Corporate spreads have compressed to slightly below long term averages. We continue to have low exposure to European Sovereigns and Corporates (and no exposure to Greece). We removed the yield curve steepener toward the end of the first half, and believe that the risk-return tradeoff now favors positions that benefit from static or flatter yield curves. Relative to historic Portfolio levels, we continue to have an underweight to non-US

1

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary* (continued)

Dollar currencies. The Euro has not yet reclaimed its role as a credit risk diversifier, and continues to have high correlation with risky assets. At year-end, we favor currencies, including emerging market currencies, of countries with strong balance sheets.

Ken Taubes, Portfolio Manager, Executive Vice President

Pioneer Investment Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Issuers
% of Net Assets
U.S. Treasury Bond	2.4
Federal National Mortgage Assoc.	2.3
Government National Mortgage Assoc.	1.6
U.S. Treasury Note	1.6
Canada Housing Trust	1.1
Countrywide Alternative Loan Trust	1.0
Residential Accredit Loans, Inc.	0.9
Banc of America Alternative Loan Trust	0.8
Federal Home Loan Mortgage Corp.	0.8
Wells Fargo Mortgage Backed Securities Trust	0.8

Top Sectors
% of Market Value of Total Investments
Domestic Bonds & Debt Securities	48.6
Asset-Backed Securities	16.3
Loan Participation	10.7
U.S. Government & Agency Obligations	8.6
Foreign Bonds & Debt Securities	5.5
Short-Term Investments	4.8
Convertible Bonds	3.0
Preferred Stocks	1.4
Municipals	0.6
Common Stocks	0.4

2

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Pioneer Strategic Income Portfolio managed by

Pioneer Investment Management, Inc. vs. Barclays Capital U.S. Universal Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	10 Year	Since Inception[3]
Pioneer Strategic Income Portfolio—Class A	12.17%	8.60%	8.65%	—
Class E	12.04%	—	—	10.43%
Barclays Capital U.S. Universal Index[1]	7.16%	5.90%	6.08%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 6/16/94. Inception of the Class E shares is 4/28/08.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.68%	$1,000.00	$1,068.00	$3.52
Hypothetical*	0.68%	1,000.00	1,021.80	3.44

Class E
Actual	0.83%	$1,000.00	$1,068.30	$4.33
Hypothetical*	0.83%	1,000.00	1,021.02	4.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Domestic Bonds & Debt Securities - 48.8%
Aerospace & Defense - 0.1%
DigitalGlobe, Inc. 10.500%, due 05/01/14(d)	$110,000	$126,088
GeoEye, Inc. 9.625%, due 10/01/15	600,000	681,000

		807,088

Airlines - 0.1%
Continental Airlines, Inc. Series 2000-1 8.499%, due 05/01/11	110,954	113,174
Series 971B 7.461%, due 04/01/13	66,071	66,732
Delta Air Lines, Inc. 7.779%, due 01/02/12	177,966	178,589
Series 2010-2A 4.950%, due 05/23/19(d)	650,000	654,062

		1,012,557

Auto Components - 0.1%
Allison Transmission, Inc. 11.000%, due 11/01/15 (144A)(b)	799,000	874,905
Lear Corp. 8.750%, due 12/01/16(d)(e)	2,192,000	—

		874,905

Automobiles - 0.1%
Fhu-Jin, Ltd., Series B 4.186%, due 08/10/11 (144A)(a)(b)	500,000	503,700

Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, due 01/15/19 (144A)(b)	1,254,000	1,562,841
Argentine Beverages Financial 7.375%, due 03/22/12 (144A)(b)	132,800	136,784
Companhia de Bebidas das Americas 10.500%, due 12/15/11(d)	54,000	58,455
8.750%, due 09/15/13	747,000	864,653

		2,622,733

Biotechnology - 0.0%
Biogen Idec, Inc. 6.000%, due 03/01/13	10,000	10,807

Building Products - 0.4%
Masco Corp. 7.125%, due 03/15/20(d)	2,230,000	2,340,144
USG Corp. 8.375%, due 10/15/18 (144A)(b)(d)	415,000	408,775
Voto-Votorantim Overseas Trading Operations NV 6.625%, due 09/25/19 (144A)(b)	500,000	522,500

		3,271,419

Security Description	Par Amount	Value

Capital Markets - 0.7%
ATLAS VI Capital, Ltd. 11.327%, due 04/07/14 (144A)(a)(b)(p)	$250,000	$337,638
Jefferies Group, Inc. 6.875%, due 04/15/21(d)	1,625,000	1,691,927
Macquarie Group, Ltd. 7.625%, due 08/13/19 (144A)(b)	1,170,000	1,277,510
6.000%, due 01/14/20 (144A)(b)	1,400,000	1,407,910
TD Ameritrade Holding Corp. 5.600%, due 12/01/19	500,000	524,522

		5,239,507

Chemicals - 1.7%
Agrium, Inc. 6.750%, due 01/15/19	2,117,000	2,422,966
Basell Finance Co. B.V. 8.100%, due 03/15/27 (144A)(b)	382,000	413,515
CF Industries, Inc. 6.875%, due 05/01/18	800,000	858,000
Cytec Industries, Inc. 8.950%, due 07/01/17	1,060,000	1,290,492
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 02/01/18	1,250,000	1,342,187
9.000%, due 11/15/20 (144A)(b)	655,000	694,300
Hyundai Capital Services, Inc. 6.000%, due 05/05/15 (144A)(b)	2,165,000	2,349,531
Ineos Group Holdings plc 7.875%, due 02/15/16 (144A)(b)(p)	850,000	1,024,564
Momentive Performance Materials, Inc. 9.000%, due 01/15/21 (144A)(b)(d)	250,000	264,375
Nova Chemicals Corp. 8.375%, due 11/01/16	525,000	561,750
8.625%, due 11/01/19(d)	625,000	685,938
Rain CII Carbon, LLC 8.000%, due 12/01/18 (144A)(b)	1,275,000	1,313,250

		13,220,868

Commercial & Professional Services - 0.2%
Aleris International, Inc. 9.000%, due 12/15/14(e)	419,000	1,885
Avis Budget Car Rental LLC 8.250%, due 01/15/19 (144A)(b)	1,925,000	1,953,875

		1,955,760

Commercial Banks - 4.4%
Alfa Diversified Payment Rights. Finance Co. S.A. 2.202%, due 12/15/11 (144A)(a)(b)	294,000	285,372

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Commercial Banks - continued
American Express Bank FSB S.A. 5.500%, due 04/16/13	$550,000	$593,106
Banco de Credito Del Peru 5.375%, due 09/16/20 (144A)(b)	1,230,000	1,214,643
9.750%, due 11/06/69 (144A)(a)(b)	455,000	527,313
Banco Macro S.A. 10.750%, due 06/07/12	500,000	378,750
BNP Paribas 0.463%, due 04/27/17(a)	1,550,000	1,508,446
CoBank AB 7.875%, due 04/16/18 (144A)(b)	385,000	428,594
Credit Agricole S.A. 8.375%, due 12/31/49 (144A)(b)(d)	1,460,000	1,507,450
Goldman Sachs Capital II 5.793%, due 12/29/49(a)(d)	5,300,000	4,518,250
Industrial Bank Of Korea 7.125%, due 04/23/14 (144A)(b)	720,000	809,448
International Bank for Reconstruction & Development (The) 10.000%, due 03/02/17(s)	1,750,000	1,286,279
5.750%, due 10/21/19(l)	3,000,000	2,962,675
Kazkommerts International B.V. 8.000%, due 11/03/15 (144A)(b)	640,000	608,000
KeyBank N.A. 5.800%, due 07/01/14(d)	1,225,000	1,313,639
Keycorp 6.500%, due 05/14/13(d)	865,000	939,661
Mellon Funding Corp. 5.500%, due 11/15/18	812,000	884,300
Mid-State Trust 7.540%, due 02/15/36	53,336	50,455
PNC Bank NA 6.000%, due 12/07/17	699,000	761,366
PNC Financial Services Group, Inc. 8.700%, due 03/15/13 (144A)(a)(b)	900,000	958,514
8.250%, due 05/29/49(a)	2,749,000	2,958,721
Rabobank Nederland 13.542%, due 03/03/15(f)(s)	7,400,000	3,489,707
Scotia Bank Peru DPR Finance Co. 3.052%, due 03/15/17 (144A)(a)(b)	1,000,000	1,003,600
Societe Generale 8.750%, due 04/07/15	630,000	648,900
Sovereign Bank 8.750%, due 05/30/18	930,000	1,023,414

Security Description	Par Amount	Value

Commercial Banks - continued
State Street Capital Trust III 8.250%, due 03/15/42(a)	$3,070,000	$3,120,962
Wachovia Bank N.A. 6.000%, due 11/15/17(d)	1,215,000	1,349,914

		35,131,479

Communications Equipment - 0.5%
Brocade Communications Systems, Inc. 6.625%, due 01/15/18	240,000	253,800
6.875%, due 01/15/20(d)	240,000	256,800
GTP Towers Issuer LLC 4.436%, due 02/15/15 (144A)(b)	1,980,000	2,095,801
MasTec, Inc. 7.625%, due 02/01/17	1,147,000	1,147,000

		3,753,401

Computers & Peripherals - 0.4%
Seagate Technology plc 7.750%, due 12/15/18 (144A)(b)(d)	1,205,000	1,226,087
SunGard Data Systems, Inc. 10.625%, due 05/15/15	805,000	891,537
10.250%, due 08/15/15(d)	802,000	845,108

		2,962,732

Construction & Engineering - 0.2%
Abengoa Finance SAU 8.875%, due 11/01/17 (144A)(b)	500,000	465,000
Dycom Industries, Inc. 8.125%, due 10/15/15	1,237,000	1,277,202

		1,742,202

Construction Materials - 0.4%
C10 Capital SPV, Ltd. 6.722%, due 12/01/49 (144A)(a)(b)	1,128,000	798,311
C8 Capital SPV, Ltd. 6.640%, due 12/31/49 (144A)(a)(b)	780,000	551,820
Holcim US Finance Sarl & Cie SCS 6.000%, due 12/30/19 (144A)(b)	225,000	234,055
Texas Industries, Inc. 9.250%, due 08/15/20 (144A)(b)	1,350,000	1,441,125

		3,025,311

Consumer Finance - 0.1%
SLM Corp. 4.000%, due 07/25/14(a)	989,000	899,406

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Containers & Packaging - 0.9%
AEP Industries, Inc. 7.875%, due 03/15/13(d)	$452,000	$452,565
Ardagh Packaging Finance plc 9.125%, due 10/15/20 (144A)(b)	1,600,000	1,672,000
9.250%, due 10/15/20 (144A)(b)(p)	400,000	551,791
Consol Glass, Ltd. 7.625%, due 04/15/14 (144A)(b)(p)	325,000	435,272
Graphic Packaging International, Inc. 9.500%, due 08/15/13(d)	1,094,000	1,121,350
7.875%, due 10/01/18(d)	685,000	720,963
Impress Holdings B.V. 9.250%, due 09/15/14 (144A)(b)(p)	500,000	703,132
Nordenia Holdings GMBH 9.750%, due 07/15/17 (144A)(b)(p)	950,000	1,402,749

		7,059,822

Distributors - 0.5%
ACE Hardware Corp. 9.125%, due 06/01/16 (144A)(b)	937,000	1,007,275
Marfrig Overseas, Ltd. 9.500%, due 05/04/20 (144A)(b)	1,775,000	1,845,217
NSG Holdings LLC 7.750%, due 12/15/25 (144A)(b)	1,165,000	1,089,275

		3,941,767

Diversified Consumer Services - 0.2%
Service Corp. International 7.000%, due 05/15/19(d)	1,475,000	1,482,375

Diversified Financial Services - 3.8%
American Honda Finance Corp. 6.700%, due 10/01/13 (144A)(b)	1,995,000	2,258,430
BM&F BOVESPA S.A. 5.500%, due 07/16/20 (144A)(b)	1,500,000	1,522,156
BTA Bank JSC 10.750%, due 07/01/18 (144A)(b)(g)	234,040	252,763
9.331%, due 07/01/20 (144A)(b)(f)	483,503	26,593
7.200%, due 07/01/25 (144A)(b)	53,029	37,916
Cantor Fitzgerald LP 7.875%, due 10/15/19 (144A)(b)	2,100,000	2,166,041
Capital One Bank USA N.A. 8.800%, due 07/15/19	720,000	887,016
Capital One Capital VI 8.875%, due 05/15/40	1,365,000	1,424,719

Security Description	Par Amount	Value

Diversified Financial Services - continued
Carillon, Ltd., Series 2 15.552%, due 01/10/11 (144A)(a)(b)	$350,000	$348,950
Glencore Funding LLC 6.000%, due 04/15/14 (144A)(b)	2,259,000	2,389,080
Green Valley, Ltd. 4.572%, due 01/10/11 (144A)(a)(b)(p)	250,000	334,590
Hughes Network Systems LLC/HNS Finance Corp. 9.500%, due 04/15/14	1,224,000	1,268,370
Janus Capital Group, Inc. 6.250%/6.500%, due 06/15/12(d)(g)	1,607,000	1,738,642
6.700%/6.950%, due 06/15/17(g)	1,340,000	1,397,854
JPMorgan Chase & Co. 9.284%, due 10/04/17 (144A)(b)(f)(s)	2,100,000	722,185
KazMunaiGaz Finance Sub B.V. 7.000%, due 05/05/20 (144A)(b)	1,530,000	1,593,984
Merrill Lynch & Co., Inc. 5.450%, due 02/05/13(d)	1,097,000	1,157,679
Morgan Stanley 6.625%, due 04/01/18	2,054,000	2,231,338
5.500%, due 01/26/20(d)	1,100,000	1,110,790
NCO Group, Inc. 5.161%, due 11/15/13(a)	2,314,000	2,001,610
Nissan Motor Acceptance Corp. 4.500%, due 01/30/15 (144A)(b)	385,000	400,128
Petroplus Finance, Ltd. 7.000%, due 05/01/17 (144A)(b)	110,000	97,900
Residential Reinsurance 2010, Ltd., Class 1 6.370%, due 06/06/13 (144A)(a)(b)	650,000	646,230
Successor X, Ltd. 9.870%, due 04/04/13 (144A)(a)(b)	300,000	286,830
12.887%, due 01/07/14 (144A)(a)(b)	1,000,000	1,000,000
TNK-BP Finance S.A. 7.500%, due 07/18/16 (144A)(b)	1,090,000	1,213,987
6.625%, due 03/20/17 (144A)(b)	375,000	400,313
Tyco International Finance S.A. 8.500%, due 01/15/19	677,000	867,875

		29,783,969

See accompanying notes to financial statements.

7

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Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Diversified Telecommunication Services - 2.5%
Cincinnati Bell, Inc. 8.250%, due 10/15/17	$1,442,000	$1,434,790
8.750%, due 03/15/18(d)	696,000	655,980
8.375%, due 10/15/20	1,740,000	1,674,750
Digicel Group, Ltd. 8.250%, due 09/01/17 (144A)(b)	1,350,000	1,407,375
Embarq Corp. 7.082%, due 06/01/16	972,000	1,076,160
Frontier Communications Corp. 8.250%, due 04/15/17	305,000	336,262
8.500%, due 04/15/20	600,000	658,500
8.750%, due 04/15/22	1,200,000	1,314,000
GCI, Inc. 8.625%, due 11/15/19	370,000	402,375
Global Crossing, Ltd. 12.000%, due 09/15/15	1,185,000	1,342,012
Mystic Re. II, Ltd. 2007 10.294%, due 06/07/11 (144A)(a)(b)	400,000	406,840
Mystic Re. II, Ltd. 2009 12.294%, due 03/20/12 (144A)(a)(b)	250,000	266,350
NII Capital Corp. 10.000%, due 08/15/16	540,000	600,750
PAETEC Holding Corp. 9.500%, due 07/15/15(d)	1,632,000	1,697,280
8.875%, due 06/30/17(d)	500,000	536,250
9.875%, due 12/01/18 (144A)(b)	500,000	516,250
Qtel International Finance, Ltd. 6.500%, due 06/10/14 (144A)(b)	1,030,000	1,130,752
Qwest Corp. 8.875%, due 03/15/12	475,000	514,781
tw telecom holdings, inc. 8.000%, due 03/01/18(d)	400,000	427,000
VIP Finance Ireland, Ltd. for OJSC Vimpel Communications 9.125%, due 04/30/18 (144A)(b)	97,000	110,823
Windstream Corp. 8.625%, due 08/01/16(d)	1,560,000	1,649,700
8.125%, due 09/01/18(d)	400,000	422,000
7.750%, due 10/15/20(d)	1,000,000	1,035,000

		19,615,980

Education - 0.2%
Board of Trustees of The Leland Stanford Junior University 4.750%, due 05/01/19	950,000	1,021,900
President & Fellows of Harvard College 3.700%, due 04/01/13	807,000	846,977

		1,868,877

Security Description	Par Amount	Value

Electric Utilities - 1.7%
CenterPoint Energy Houston Electric LLC 7.000%, due 03/01/14	$557,000	$637,026
Commonwealth Edison Co. 6.950%, due 07/15/18	1,100,000	1,284,250
Dubai Electricity & Water Authority 8.500%, due 04/22/15 (144A)(b)	3,370,000	3,590,014
FPL Energy American Wind LLC 6.639%, due 06/20/23 (144A)(b)	422,320	424,698
FPL Energy Wind Funding LLC 6.876%, due 06/27/17 (144A)(b)	468,700	457,568
Israel Electric Corp., Ltd. 7.250%, due 01/15/19 (144A)(b)	845,000	931,389
9.375%, due 01/28/20 (144A)(b)	410,000	516,215
New York State Electric & Gas Corp. 6.150%, due 12/15/17 (144A)(b)	950,000	1,023,324
Panoche Energy Center LLC 6.885%, due 07/31/29 (144A)(b)	886,210	917,859
Public Service Co. of New Mexico 7.950%, due 05/15/18	225,000	253,225
Star Energy Geothermal Wayang Windu, Ltd. 11.500%, due 02/12/15 (144A)(b)	1,000,000	1,143,215
Texas Competitive Electric Holdings Co. LLC /TCEH Finance, Inc. 15.000%, due 04/01/21 (144A)(b)	650,000	588,250
West Penn Power Co. 5.950%, due 12/15/17 (144A)(b)	1,197,000	1,321,556
White Pine Hydro Portfolio LLC 7.260%, due 07/20/15 (144A)(b)	515,000	457,533

		13,546,122

Electrical Equipment - 0.6%
Baldor Electric Co. 8.625%, due 02/15/17	1,984,000	2,232,000
Belden, Inc. 7.000%, due 03/15/17(d)	1,465,000	1,490,638
Coleman Cable, Inc. 9.000%, due 02/15/18(d)	971,000	1,009,840
Legrand S.A. 8.500%, due 02/15/25	20,000	23,460

		4,755,938

Electronic Equipment, Instruments & Components - 0.1%
Agilent Technologies, Inc. 5.500%, due 09/14/15	500,000	543,660

Energy Equipment & Services - 1.8%
Alta Wind Holdings LLC 7.000%, due 06/30/35 (144A)(b)	350,000	374,421
Calfrac Holdings LP 7.500%, due 12/01/20 (144A)(b)(d)	500,000	507,500

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Energy Equipment & Services - continued
Compagnie Generale de Geophysique-Veritas 7.750%, due 05/15/17	$150,000	$154,500
Complete Production Services, Inc. 8.000%, due 12/15/16	1,375,000	1,430,000
Exterran Holdings, Inc. 7.250%, due 12/01/18 (144A)(b)	1,525,000	1,521,188
Oceanografia S.A. de C.V. 11.250%, due 07/15/15 (144A)(b)	681,000	422,220
Offshore Group Investments, Ltd. 11.500%, due 08/01/15 (144A)(b)(d)	2,000,000	2,180,000
Plains All American Pipeline 6.125%, due 01/15/17	1,467,000	1,612,773
Precision Drilling Corp. 6.625%, due 11/15/20 (144A)(b)	1,100,000	1,122,000
Sevan Marine ASA 11.838%, due 10/24/12(144A)(a)(b)(q)	1,434,783	263,511
3.443%, due 05/14/13 (144A)(a)(b)	1,300,000	1,121,250
Spectra Energy Capital LLC 6.200%, due 04/15/18	1,109,000	1,233,550
Series B 6.750%, due 07/15/18	600,000	663,140
Weatherford International, Ltd. 9.625%, due 03/01/19(d)	1,209,000	1,553,693

		14,159,746

Entertainment & Leisure - 0.1%
Shingle Springs Tribal Gaming Authority 9.375%, due 06/15/15 (144A)(b)	635,000	441,325

Finance - Diversified - 0.1%
Bumi Investment Pte, Ltd. 10.750%, due 10/06/17 (144A)(b)	500,000	547,500

Food & Staples Retailing - 0.1%
CVS Caremark Corp. 5.773%, due 01/10/33 (144A)(b)	940,000	951,111

Food Products - 1.2%
Bertin, Ltd. 10.250%, due 10/05/16 (144A)(b)	200,000	218,220
Cargill, Inc. 5.200%, due 01/22/13 (144A)(b)	1,200,000	1,295,288
Independencia International, Ltd. 12.000%, due 12/30/16 (144A)(b)(e)	296,948	7,424
JBS Finance II, Ltd. 8.250%, due 01/29/18 (144A)(b)	1,430,000	1,444,300

Security Description	Par Amount	Value

Food Products - continued
Kraft Foods, Inc. 6.500%, due 02/09/40(d)	$1,850,000	$2,070,067
Minerva Overseas II, Ltd. 10.875%, due 11/15/19(144A)(b)	1,419,000	1,507,687
Viterra, Inc. 5.950%, due 08/01/20 (144A)(b)	2,760,000	2,696,197

		9,239,183

Gas Utilities - 0.8%
Ferrellgas LP 6.500%, due 05/01/21 (144A)(b)	800,000	782,000
Korea Gas Corp. 6.000%, due 07/15/14 (144A)(b)	380,000	412,041
NGPL PipeCo LLC 6.514%, due 12/15/12 (144A)(b)(d)	1,284,000	1,386,472
Questar Pipeline Co. 5.830%, due 02/01/18(d)	1,441,000	1,594,631
Star Gas Partners LP 8.875%, due 12/01/17 (144A)(b)	902,000	900,872
Transportadora de Gas del Sur S.A. 7.875%, due 05/14/17 (144A)(b)	1,274,000	1,289,925

		6,365,941

Health Care Providers & Services - 0.5%
Gentiva Health Services, Inc. 11.500%, due 09/01/18	1,400,000	1,533,000
HCA Holdings, Inc. 7.190%, due 11/15/15	10,000	9,825
8.360%, due 04/15/24	50,000	49,375
7.690%, due 06/15/25	50,000	48,250
9.125%, due 11/15/14(d)	495,000	520,369
9.625%, due 11/15/16(h)	1,060,657	1,138,880
8.500%, due 04/15/19	417,000	458,700
7.875%, due 02/15/20(d)	500,000	537,500

		4,295,899

Homebuilders - 0.4%
Desarrolladora Homex S.A. de C.V. 9.500%, due 12/11/19 (144A)(b)(d)	1,055,000	1,203,232
Meritage Homes Corp. 6.250%, due 03/15/15	1,593,000	1,608,930
Urbi, Desarrollos Urbanos, S.A. de C.V. 9.500%, due 01/21/20 (144A)(b)(d)	346,000	397,035

		3,209,197

Hotels, Restaurants & Leisure - 1.1%
Arcos Dorados B.V. 7.500%, due 10/01/19 (144A)(b)	875,000	949,375

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Hotels, Restaurants & Leisure - continued
Codere Finance Luxembourg S.A. 8.250%, due 06/15/15 (144A)(b)(p)	$1,682,000	$2,252,702
Dunkin Finance Corp. 9.625%, due 12/01/18 (144A)(b)(d)	1,165,000	1,182,475
Lottomatica SpA 8.250%, due 03/31/66 (144A)(a)(b)(p)	1,957,000	2,547,490
Mashantucket Pequot Tribe 8.500%, due 11/15/15 (144A)(b)(e)	1,670,000	227,538
Peermont Global Proprietary, Ltd. 7.750%, due 04/30/14 (144A)(b)(p)	920,000	1,071,975
Scientific Games Corp. 7.875%, due 06/15/16 (144A)(b)	435,000	436,087
Scientific Games International, Inc. 9.250%, due 06/15/19	275,000	285,312
Station Casinos, Inc. 6.625%, due 03/15/18(e)	695,000	70

		8,953,024

Household Durables - 0.5%
Controladora Mabe S.A. de C.V. 7.875%, due 10/28/19 (144A)(b)	2,121,000	2,412,637
Whirlpool Corp. 5.500%, due 03/01/13	1,422,000	1,510,982

		3,923,619

Household Products - 0.2%
Yankee Acquisition Corp. 9.750%, due 02/15/17(d)	1,684,000	1,763,990

Independent Power Producers & Energy Traders - 0.2%
Kiowa Power Partners LLC 5.737%, due 03/30/21 (144A)(b)	900,000	914,707
Ormat Funding Corp. 8.250%, due 12/30/20	1,075,269	1,044,355

		1,959,062

Industrial Conglomerates - 0.2%
Tyco Electronics Group S.A. 6.550%, due 10/01/17	1,135,000	1,291,614

Insurance - 4.3%
Alterra Finance LLC 6.250%, due 09/30/20	2,100,000	2,088,807
American General Finance Corp. 6.900%, due 12/15/17	1,522,000	1,236,625
Atlas Reinsurance plc 11.136%, due 01/10/11 (144A)(a)(b)(p)	250,000	334,892

Security Description	Par Amount	Value

Insurance - continued
Blue Fin, Ltd. 4.690%, due 04/10/12 (144A)(a)(b)	$250,000	$244,275
Series 3 9.370%, due 05/28/13 (144A)(a)(b)	300,000	306,960
Caelus Re II, Ltd. 6.544%, due 05/24/13 (144A)(a)(b)	300,000	304,080
Caelus Re, Ltd. 6.544%, due 06/07/11 (144A)(a)(b)	500,000	502,502
Delphi Financial Group, Inc. 7.875%, due 01/31/20	2,190,000	2,343,409
East Lane Re III Ltd. 10.540%, due 03/16/12 (144A)(a)(b)	300,000	312,300
Foundation Re III, Ltd., Series 1-A 5.866%, due 02/03/14 (144A)(a)(b)	575,000	572,240
Genworth Financial, Inc. 7.200%, due 02/15/21(d)	390,000	399,925
GlobeCat, Ltd. 9.553%, due 01/02/13 (144A)(a)(b)	550,000	525,800
Hanover Insurance Group, Inc. 7.625%, due 10/15/25	2,016,000	2,030,689
7.500%, due 03/01/20(d)	325,000	343,038
HUB International Holdings, Inc. 10.250%, due 06/15/15 (144A)(b)	167,000	168,252
Ibis Re, Ltd. 6.320%, due 05/03/13 (144A)(a)(b)	400,000	398,520
Ironshore Holdings US, Inc. 8.500%, due 05/15/20 (144A)(b)	1,635,000	1,712,483
Liberty Mutual Group, Inc. 7.300%, due 06/15/14 (144A)(b)	394,000	431,189
7.000%, due 03/15/37 (144A)(a)(b)	2,032,000	1,827,469
10.750%, due 06/15/58 (144A)(a)(b)	818,000	997,960
Lincoln National Corp. 8.750%, due 07/01/19	730,000	914,553
6.050%, due 04/20/67(a)	2,382,000	2,221,215
Lodestone Re, Ltd. Series A-1 1.000%, due 01/08/14(a)(b)	1,500,000	1,498,950
Series CLA 6.370%, due 05/17/13(a)(b)	525,000	525,735

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Insurance - continued
Series CLB 8.370%, due 05/17/13(a)(b)	$1,050,000	$1,067,587
Merna Reinsurance II, Ltd. 3.767%, due 04/08/13 (144A)(a)(b)	300,000	303,840
Montana Re, Ltd., Series B 13.553%, due 12/07/12 (144A)(a)(b)	250,000	252,325
Muteki, Ltd. 4.684%, due 05/24/11 (144A)(a)(b)	460,000	462,300
Platinum Underwriters Finance, Inc. 7.500%, due 06/01/17	2,214,000	2,306,118
Protective Life Corp. 7.375%, due 10/15/19	1,925,000	2,087,445
Prudential Financial, Inc. 5.150%, due 01/15/13	1,300,000	1,387,243
6.200%, due 01/15/15	215,000	237,317
8.875%, due 06/15/38(a)	915,000	1,072,837
Residential Reinsurance 2008, Ltd. 7.046%, due 06/06/11 (144A)(a)(b)	300,000	304,230
Class 2 11.796%, due 06/06/11(a)(b)	250,000	257,200
USI Holdings Corp. 4.161%, due 11/15/14 (144A)(a)(b)	467,000	410,960
Validus Holdings, Ltd. 8.875%, due 01/26/40	1,720,000	1,838,505

		34,229,775

Internet & Catalog Retail - 0.5%
Expedia, Inc. 8.500%, due 07/01/16	1,165,000	1,281,500
5.950%, due 08/15/20	675,000	681,750
Ticketmaster Entertainment, Inc. 10.750%, due 08/01/16	2,192,000	2,383,800

		4,347,050

Internet Software & Services - 0.4%
Equinix, Inc. 8.125%, due 03/01/18(d)	1,285,000	1,349,250
Terremark Worldwide, Inc. 12.000%, due 06/15/17	1,380,000	1,587,000

		2,936,250

IT Services - 0.1%
Allen Systems Group, Inc. 10.500%, due 11/15/16 (144A)(b)	624,000	639,600

Security Description	Par Amount	Value

Leisure Equipment & Products - 0.1%
Arcor 7.250%, due 11/09/17 (144A)(b)	$450,000	$479,497

Machinery - 1.4%
American Railcar Industries, Inc. 7.500%, due 03/01/14(d)	1,679,000	1,716,778
Case New Holland, Inc. 7.875%, due 12/01/17 (144A)(b)	1,460,000	1,613,300
Commercial Vehicle Group, Inc. 8.000%, due 07/01/13	557,000	509,655
Cummins, Inc. 6.750%, due 02/15/27	393,000	410,904
Greenbrier Co., Inc. (The) 8.375%, due 05/15/15	1,801,000	1,832,517
Mueller Water Products, Inc. 7.375%, due 06/01/17(d)	1,471,000	1,426,870
Oshkosh Corp. 8.500%, due 03/01/20	300,000	330,750
Titan International, Inc. 7.875%, due 10/01/17 (144A)(b)	750,000	795,000
Valmont Industries, Inc. 6.625%, due 04/20/20	940,000	984,319
Volvo Treasury AB 5.950%, due 04/01/15 (144A)(b)	200,000	217,443
WPE International Cooperatief UA 10.375%, due 09/30/20 (144A)(b)	900,000	886,500

		10,724,036

Manufacturing - 0.3%
Ingersoll-Rand Global Holding Co., Ltd. 9.500%, due 04/15/14	910,000	1,097,081
Park-Ohio Industries, Inc. 8.375%, due 11/15/14	1,022,000	1,042,440

		2,139,521

Marine - 0.1%
CMA CGM S.A. 7.250%, due 02/01/13 (144A)(b)	395,000	395,672

Media - 0.8%
Grupo Televisa S.A. 6.000%, due 05/15/18(d)	1,080,000	1,193,484
Myriad International Holding B.V. 6.375%, due 07/28/17 (144A)(b)(d)	1,530,000	1,618,806
Nara Cable Funding Ltd. 8.875%, due 12/01/18 (144A)(b)(p)	1,260,000	1,630,564
Time Warner Cable, Inc. 8.750%, due 02/14/19(d)	198,000	252,334
8.250%, due 04/01/19	313,000	389,407

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Media - continued
Umbrella Acquisition, Inc. 9.750%, due 03/15/15 (144A)(b)(h)	$1,311,274	$1,422,732

		6,507,327

Metals & Mining - 2.5%
Alcoa, Inc. 6.150%, due 08/15/20(d)	1,280,000	1,316,809
Algoma Acquisition Corp. 9.875%, due 06/15/15 (144A)(b)	1,415,000	1,280,575
Allegheny Technologies, Inc. 9.375%, due 06/01/19	1,295,000	1,515,150
ALROSA Finance S.A. 8.875%, due 11/17/14 (144A)(b)	770,000	864,325
7.750%, due 11/03/20 (144A)(b)(d)	1,290,000	1,361,419
Anglo American Capital plc 9.375%, due 04/08/14 (144A)(b)	845,000	1,018,092
AngloGold Ashanti Holdings plc 5.375%, due 04/15/20(d)	1,615,000	1,682,665
ArcelorMittal 6.125%, due 06/01/18(d)	1,500,000	1,600,616
Asia Aluminum Holdings, Ltd. 8.000%, due 12/23/11 (144A)(b)(e)	992,000	99
Commercial Metals Co. 7.350%, due 08/15/18(d)	1,315,000	1,339,840
Essar Steel Algoma, Inc. 9.375%, due 03/15/15 (144A)(b)	450,000	452,250
Evraz Group S.A. 9.500%, due 04/24/18 (144A)(b)	500,000	554,400
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 04/01/17	270,000	299,054
Gold Fields Orogen Holding BVI, Ltd. 4.875%, due 10/07/20 (144A)(b)	2,875,000	2,662,549
Noranda Aluminium Acquisition Corp. 5.193%, due 05/15/15(a)(h)	465,424	422,954
Novelis, Inc. 8.375%, due 12/15/17 (144A)(b)(d)	1,160,000	1,206,400
8.750%, due 12/15/20 (144A)(b)(d)	180,000	187,650
Southern Copper Corp. 5.375%, due 04/16/20(d)	395,000	402,118
Vedanta Resources plc 9.500%, due 07/18/18 (144A)(b)	1,330,000	1,461,338

		19,628,303

Security Description	Par Amount	Value

Oil & Gas Exploration & Production - 0.4%
Gazprom International S.A. 7.201%, due 02/01/20 (144A)(b)	$831,294	$886,783
Norwegian Energy Co. ASA 12.900%, due 11/20/14(q)	4,000,000	719,190
Tengizchevroil Finance Co. SARL 6.124%, due 11/15/14 (144A)(b)	1,526,755	1,606,909

		3,212,882

Oil, Gas & Consumable Fuels - 4.4%
Berau Capital Resources Pte, Ltd. 12.500%, due 07/08/15 (144A)(b)	1,400,000	1,631,000
Buckeye Partners L.P. 6.050%, due 01/15/18	505,000	558,141
Bumi Capital Pte, Ltd. 12.000%, due 11/10/16 (144A)(b)	875,000	982,187
Canadian Natural Resources, Ltd. 5.900%, due 02/01/18	717,000	817,792
Copano Energy LLC 8.125%, due 03/01/16	1,020,000	1,055,700
DCP Midstream LLC 9.750%, due 03/15/19 (144A)(b)	1,267,000	1,607,092
DDI Holdings A.S. 9.300%, due 01/19/12-04/26/12(b)	1,245,114	1,268,030
Enterprise Products Operating LLC 7.000%, due 06/01/67(a)	678,000	670,996
Series A 8.375%, due 08/01/66(a)(d)	1,059,000	1,138,369
Expro Finance Luxembourg SCA 8.500%, due 12/15/16 (144A)(b)	1,745,000	1,675,200
Frontier Oil Corp. 6.875%, due 11/15/18(d)	400,000	411,000
Gaz Capital S.A. 8.146%, due 04/11/18 (144A)(b)	190,000	220,875
Hilcorp Energy I LP/Hilcorp Finance Co. 7.750%, due 11/01/15 (144A)(b)	1,525,000	1,582,187
Kinder Morgan Energy Partners LP 5.950%, due 02/15/18	1,559,000	1,719,459
5.625%, due 04/15/20 (144A)(b)	1,830,000	1,772,068
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 04/15/20 (144A)(b)	825,000	893,062
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 8.750%, due 04/15/18(d)	750,000	815,625
Nakilat, Inc. 6.067%, due 12/31/33 (144A)(b)	520,000	547,721
6.267%, due 12/31/33 (144A)(b)	1,356,816	1,292,010
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, due 03/15/18 (144A)(b)	1,705,000	1,832,875

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Oil, Gas & Consumable Fuels - continued
Petrohawk Energy Corp. 10.500%, due 08/01/14	$435,000	$498,075
Plains Exploration & Production Co. 8.625%, due 10/15/19	1,025,000	1,127,500
Quicksilver Resources, Inc. 7.125%, due 04/01/16(d)	1,017,000	978,862
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.500%, due 09/30/14 (144A)(b)	760,000	822,326
Rosetta Resources, Inc. 9.500%, due 04/15/18	1,811,000	1,964,935
SandRidge Energy, Inc. 3.915%, due 04/01/14(a)	700,000	652,221
8.625%, due 04/01/15(a)(d)(h)	930,000	959,062
8.000%, due 06/01/18 (144A)(b)	602,000	614,040
Seven Seas Petroleum, Inc. Series B 12.500%, due 05/15/05(e)(t)	60,000	0
Southern Union Co. 7.200%, due 11/01/66(a)	1,437,000	1,331,021
Stone Energy Corp. 8.625%, due 02/01/17(d)	900,000	918,000
Valero Energy Corp. 9.375%, due 03/15/19(d)	1,230,000	1,529,065
Williams Cos., Inc. (The) 7.750%, due 06/15/31	1,050,000	1,187,453
XTO Energy, Inc. 6.250%, due 04/15/13	30,000	33,438

		35,107,387

Paper & Forest Products - 0.3%
Appleton Papers, Inc. 10.500%, due 06/15/15 (144A)(b)	600,000	597,000
Georgia-Pacific LLC 5.400%, due 11/01/20 (144A)(b)	800,000	792,434
Graham Packaging Co. LP/GPC Capital Corp. I 8.250%, due 01/01/17	745,000	778,525
Suzano Trading, Ltd. 5.875%, due 01/23/21 (144A)(b)(d)	600,000	591,000

		2,758,959

Pharmaceuticals - 0.2%
Valeant Pharmaceuticals International 6.875%, due 12/01/18 (144A)(b)	1,910,000	1,905,225

Real Estate Investment Trusts - 1.9%
Developers Diversified Realty Corp. 7.500%, due 04/01/17(d)	1,495,000	1,672,154
Dexus Property Group 7.125%, due 10/15/14 (144A)(b)	2,325,000	2,565,324

Security Description	Par Amount	Value

Real Estate Investment Trusts - continued
Digital Realty Trust LP 4.500%, due 07/15/15 (144A)(b)	$900,000	$906,462
5.875%, due 02/01/20	350,000	356,696
Health Care REIT, Inc. 6.200%, due 06/01/16(d)	535,000	592,665
Healthcare Realty Trust, Inc. 6.500%, due 01/17/17	1,130,000	1,220,171
Hospitality Properties Trust 7.875%, due 08/15/14	2,400,000	2,656,718
Mack-Cali Realty LP 5.125%, due 01/15/15	1,025,000	1,074,604
Senior Housing Properties Trust 6.750%, due 04/15/20	2,235,000	2,371,894
Ventas Realty LP/Ventas Capital Corp. 6.500%, due 06/01/16	800,000	832,904
6.750%, due 04/01/17	250,000	262,282
Series 1 6.500%, due 06/01/16	375,000	390,424

		14,902,298

Real Estate Management & Development - 0.2%
Alto Palermo S.A. 11.000%, due 06/11/12 (144A)(b)	99,604	44,324
Forest City Enterprises, Inc. 7.625%, due 06/01/15	36,000	33,795
WEA Finance LLC 7.125%, due 04/15/18 (144A)(b)	1,651,000	1,902,018

		1,980,137

Road & Rail - 0.2%
Kansas City Southern de Mexico S.A. de C.V. 7.375%, due 06/01/14	1,000,000	1,050,000
Swift Services Holdings, Inc. 10.000%, due 11/15/18 (144A)(b)(d)	800,000	832,000

		1,882,000

Semiconductors & Semiconductor Equipment - 0.0%
KLA-Tencor Corp. 6.900%, due 05/01/18(d)	154,000	169,647

Software - 0.1%
First Data Corp. 9.875%, due 09/24/15(d)	97,000	92,878
8.250%, due 01/15/21 (144A)(b)(d)	433,000	417,845
12.625%, due 01/15/21 (144A)(b)	433,000	415,680

		926,403

Textiles, Apparel & Luxury Goods - 0.0%
INVISTA, Inc. 9.250%, due 05/01/12 (144A)(b)	32,000	32,640

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Tobacco - 0.3%
Alliance One International, Inc. 10.000%, due 07/15/16(d)	$2,465,000	$2,538,950

Trading Companies & Distributors - 0.3%
GATX Corp. 6.000%, due 02/15/18	1,896,000	2,026,579
Metinvest B.V. 10.250%, due 05/20/15 (144A)(b)	550,000	588,500

		2,615,079

Transportation - 0.3%
Ceva Group plc 8.500%, due 12/01/14 (144A)(b)(p)	469,000	587,303
11.500%, due 04/01/18 (144A)(b)	1,779,000	1,942,675

		2,529,978

Utilities - 0.5%
Coso Geothermal Power Holdings 7.000%, due 07/15/26 (144A)(b)	1,869,985	1,621,500
Intergen N.V. 9.000%, due 06/30/17 (144A)(b)	1,686,000	1,795,590
Juniper Generation LLC 6.790%, due 12/31/14 (144A)(b)	52,689	49,699
PNM Resources, Inc. 9.250%, due 05/15/15	527,000	584,970

		4,051,759

Wireless Telecommunication Services - 1.8%
Bakrie Telecom Pte, Ltd. 11.500%, due 05/07/15 (144A)(b)	750,000	815,625
Cricket Communications, Inc. 7.750%, due 10/15/20 (144A)(b)(d)	1,700,000	1,632,000
Crown Castle Towers LLC 6.113%, due 01/15/20 (144A)(b)	785,000	820,437
4.883%, due 08/15/20 (144A)(b)	1,600,000	1,540,658
Intelsat Jackson Holdings, Ltd. 11.500%, due 06/15/16	560,000	606,200
8.500%, due 11/01/19 (144A)(b)	250,000	273,125
Intelsat Luxembourg S.A. 11.500%, due 02/04/17(h)	2,099,059	2,329,956
Intelsat Subsidiary Holding Co., Ltd. 8.500%, due 01/15/13	301,000	302,881
MetroPCS Wireless, Inc. 7.875%, due 09/01/18	1,000,000	1,042,500
6.625%, due 11/15/20(d)	875,000	835,625
Telesat Canada/Telesat LLC 12.500%, due 11/01/17	1,220,000	1,442,650
True Move Co., Ltd. 10.750%, due 12/16/13 (144A)(b)	1,525,000	1,647,000
10.375%, due 08/01/14 (144A)(b)	385,000	411,950

Security Description	Par Amount	Value

Wireless Telecommunication Services - continued
WCP Wireless Site Funding LLC 6.829%, due 11/15/15 (144A)(b)	$750,000	$720,739

		14,421,346

Total Domestic Bonds & Debt Securities (Cost $359,698,832)		387,795,318

Asset-Backed Securities - 16.4%
Accredited Mortgage Loan Trust 0.411%, due 09/25/36(a)	1,881,000	1,545,701
ACE Securities Corp. 1.161%, due 12/25/34(a)	578,893	454,631
0.311%, due 08/25/36-12/25/36(a)	763,554	711,943
Adjustable Rate Mortgage Trust 2.670%, due 03/25/35(a)	515,167	492,524
Aegis Asset Backed Securities Trust 0.531%, due 12/25/35(a)	1,624,370	1,506,829
American General Mortgage Loan Trust 5.750%, due 09/25/48 (144A)(a)(b)	1,245,029	1,298,659
5.150%, due 03/25/58 (144A)(a)(b)	225,888	235,348
American Tower Trust 5.957%, due 04/15/37 (144A)(b)	1,082,000	1,137,333
Americold LLC Trust 6.811%, due 01/14/29 (144A)(b)	500,000	499,162
AmeriCredit Automobile Receivables Trust 4.200%, due 11/08/16	400,000	394,623
Ameriquest Mortgage Securities, Inc. 4.683%, due 10/25/33(a)	25,000	6,168
Asset Backed Funding Certificates 0.321%, due 01/25/37(a)	82,343	81,504
Asset Backed Securities Corp. Home Equity 0.701%, due 04/25/35(a)	141,804	137,870
Banc of America Alternative Loan Trust 5.000%, due 07/25/19	1,619,986	1,645,325
5.500%, due 01/25/20-09/25/33	2,306,190	2,339,157
6.000%, due 03/25/34-11/25/34	2,243,991	2,271,156
Banc of America Funding Corp. 5.500%, due 01/25/36	692,513	726,613
0.384%, due 08/26/36 (144A)(a)(b)	1,480,661	1,423,656
Banc of America Mortgage Securities, Inc. 4.750%, due 10/25/20	1,253,360	1,210,616
3.231%, due 10/25/33(a)	2,041,662	2,027,646
5.750%, due 01/25/35	416,154	430,759
5.129%, due 09/25/35(a)	585,617	563,851

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Bayview Commercial Asset Trust 0.621%, due 04/25/34 (144A)(a)(b)	$697,749	$564,698
2.258%, due 04/25/36 (144A)(a)(b)(c)	5,259,308	259,158
2.659%, due 07/25/37 (144A)(b)(c)	9,563,459	911,398
0.711%, due 09/25/37 (144A)(a)(b)	1,174,280	877,073
2.832%, due 09/25/37 (144A)(b)(c)	6,118,461	647,333
Bayview Financial Acquisition Trust 0.761%, due 06/28/44(a)	418,342	268,988
BCAP LLC Trust 5.000%, due 11/25/36	470,000	481,929
Bear Stearns Adjustable Rate Mortgage Trust 5.180%, due 02/25/35(a)	554,366	530,827
Bear Stearns Asset Backed Securities Trust 0.391%, due 10/25/36(a)	569,807	509,057
Bear Stearns Commercial Mortgage Securities, Inc. 7.110%, due 10/15/36 (144A)(a)(b)	900,000	898,467
5.512%, due 04/12/38(a)	1,214,892	1,217,743
Carrington Mortgage Loan Trust 0.751%, due 02/25/35(a)	405,411	403,930
0.661%, due 09/25/35(a)	227,346	206,100
0.371%, due 07/25/36(a)	674,258	639,688
0.381%, due 02/25/37(a)	318,260	300,947
0.361%, due 06/25/37(a)	248,875	225,779
Charlie Mac 5.000%, due 10/25/34	986,484	1,006,530
Chase Mortgage Finance Corp. 5.000%, due 10/25/33	472,369	489,631
5.500%, due 05/25/35 - 05/25/37	2,335,892	2,256,638
3.112%, due 02/25/37(a)	340,067	345,151
Citicorp Mortgage Securities, Inc. 5.500%, due 02/25/22	318,279	317,466
5.000%, due 02/25/36	256,728	255,777
Citicorp Residential Mortgage Securities, Inc. 5.939%, due 07/25/36	1,560,000	1,524,119
5.775%, due 09/25/36	1,100,000	1,076,810
Citigroup Commercial Mortgage Trust 4.639%, due 05/15/43	989,085	999,821
Citigroup Mortgage Loan Trust, Inc. 2.993%, due 09/25/35(a)	878,576	828,424

Security Description	Par Amount	Value

Asset-Backed Securities - continued
0.361%, due 10/25/36(a)	$68,592	$68,452
1.261%, due 09/25/37 (144A)(a)(b)	1,600,000	1,488,934
0.321%, due 07/25/45(a)	536,446	443,600
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.222%, due 07/15/44(a)	660,000	437,578
Commercial Mortgage Pass-Through Certificates 6.850%, due 08/15/33 (144A)(a)(b)	300,000	296,377
Conseco Finance Securitizations Corp. 6.910%, due 05/01/33(a)	3,131	3,243
7.360%, due 09/01/33	2,154	2,267
6.681%, due 12/01/33(a)	87,286	91,924
Countrywide Alternative Loan Trust 5.250%, due 09/25/33	1,277,491	1,324,166
5.750%, due 12/25/33	1,505,773	1,577,950
0.661%, due 03/25/34(a)	507,662	508,655
5.500%, due 04/25/34 - 06/25/35	2,463,078	2,448,619
5.000%, due 05/25/34	1,473,095	1,517,173
0.591%, due 10/25/35(a)	536,812	329,421
Countrywide Asset-Backed Certificates 0.681%, due 08/25/35(a)	1,043,970	1,004,224
4.456%, due 10/25/35(a)	745,890	740,249
0.771%, due 11/25/35(a)	1,065,000	993,908
0.511%, due 04/25/36(a)	590,843	526,348
0.441%, due 06/25/36 - 08/25/36(a)	1,353,658	1,186,768
0.461%, due 02/25/37 (144A)(a)(b)	456,700	306,475
0.311%, due 07/25/37(a)	363,693	352,749
0.381%, due 09/25/37(a)	—	—
5.683%, due 10/25/46(a)	900,000	883,583
Countrywide Home Loan Mortgage Pass Through Trust 3.287%, due 09/25/33(a)	14,448	11,680
4.500%, due 09/25/35	891,553	790,334
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, due 08/25/20	556,268	543,393
1.411%, due 09/25/34(a)	223,034	51,191
5.405%, due 03/15/35 (144A)(a)(b)	300,000	276,173
7.165%, due 12/15/35 (144A)(a)(b)	400,000	399,899
6.122%, due 04/15/37 (144A)(a)(b)	70,000	55,738
4.518%, due 05/15/38 (144A)(a)(b)	250,000	232,680

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
4.617%, due 05/15/38 (144A)(a)(b)	$600,000	$532,885
Credit Suisse Mortgage Capital Certificates 5.000%, due 04/25/37	523,389	495,428
Credit-Based Asset Servicing and Securitization LLC 6.250%, due 10/25/36 (144A)(a)(b)	375,000	375,952
0.351%, due 04/25/37(a)	423,273	339,947
CW Capital Cobalt, Ltd. 5.174%, due 08/15/48	280,052	285,679
Dominos Pizza Master Issuer LLC 5.261%, due 04/25/37 (144A)(b)	2,800,000	2,876,837
7.629%, due 04/25/37 (144A)(b)	1,602,000	1,638,204
Downey Savings & Loan Association Mortgage Loan Trust 0.631%, due 10/19/45(a)	467,975	192,366
Ellington Loan Acquisition Trust 1.061%, due 05/27/37 (144A)(a)(b)	421,083	393,535
Extended Stay America Trust 4.860%, due 11/05/27 (144A)(b)	800,000	784,288
FBR Securitization Trust 0.551%, due 09/25/35(a)	491,923	469,343
0.961%, due 10/25/35(a)	195,384	125,513
First Franklin Mortgage Loan Asset Backed Certificates 0.801%, due 09/25/34(a)	302,340	287,825
0.711%, due 03/25/35(a)	316,839	292,109
0.771%, due 09/25/35(a)	650,000	583,852
Fremont Home Loan Trust 0.371%, due 02/25/36(a)	53,790	53,306
GE Capital Commercial Mortgage Corp. 7.375%, due 01/15/33(a)	500,000	497,644
Global Tower Partners Acquisition Partners LLC 7.874%, due 05/15/37 (144A)(b)	240,000	252,412
GMAC Commercial Mortgage Securities, Inc. 5.310%, due 05/10/36 (144A)(a)(b)	592,000	545,267
5.307%, due 04/10/40(a)	450,000	441,336
GMAC Mortgage Corp. Loan Trust 5.500%, due 11/25/33	639,712	669,602
5.256%, due 03/18/35(a)	788,097	724,976
4.250%, due 07/25/40 (144A)(b)	272,385	275,172
Green Tree Financial Corp. 7.860%, due 03/01/30(a)	134,299	125,396
Greenpoint Manufactured Housing 8.450%, due 06/20/31(a)	168,232	175,616

Security Description	Par Amount	Value

Asset-Backed Securities - continued
GSAMP Trust 0.691%, due 03/25/35(a)	$241,058	$231,999
0.521%, due 11/25/35(a)	36,363	36,314
0.361%, due 08/25/36(a)	399,872	382,883
0.391%, due 01/25/37(a)	273,369	247,875
Home Equity Asset Trust 0.541%, due 12/25/35(a)	400,649	374,357
Impac CMB Trust 0.901%, due 09/25/34(a)	144,938	112,804
0.661%, due 10/25/35(a)	403,083	342,019
Impac Secured Assets Corp. 0.611%, due 05/25/36(a)	590,655	511,375
Indymac Index Mortgage Loan Trust 0.861%, due 04/25/34(a)	48,840	36,871
Indymac Residential Asset Backed Trust 0.341%, due 07/25/37(a)	16,719	16,697
0.391%, due 04/25/47(a)	152,832	150,757
Irwin Home Equity Corp. 0.961%, due 04/25/30(a)	450,000	347,114
Jefferies & Co., Inc. 5.372%, due 05/26/37 (144A)(a)(b)	528,218	521,753
JPMorgan Alternative Loan Trust 6.000%, due 03/25/36	788,122	666,987
JPMorgan Chase Commercial Mortgage Securities Corp. 5.538%, due 07/12/37 (144A)(a)(b)	350,000	280,335
3.616%, due 11/15/43 (144A)(b)	1,000,000	971,690
5.531%, due 11/15/43 (144A)(a)(b)	300,000	284,303
JPMorgan Mortgage Acquisition Corp. 0.501%, due 12/25/35(a)	197,073	181,947
JPMorgan Mortgage Trust 6.000%, due 09/25/34	1,183,499	1,101,818
3.232%, due 10/25/35(a)	1,000,000	909,029
2.992%, due 11/25/35(a)	235,622	227,921
LB-UBS Commercial Mortgage Trust 5.616%, due 10/15/35 (144A)(a)(b)	1,700,000	1,653,366
Leaf II Receivables Funding LLC 4.900%, due 02/20/22 (144A)(b)	600,000	595,679
Lehman Brothers Small Balance Commercial Trust 0.461%, due 09/25/36 (144A)(a)(b)	594,466	436,023
5.410%, due 12/25/36 (144A)(a)(b)	789,831	766,136

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
1.111%, due 10/25/37 (144A)(a)(b)	$405,385	$382,230
Lehman XS Trust 0.611%, due 12/25/35(a)	739,071	242,711
LNR CDO, Ltd. 3.011%, due 07/24/37 (144A)(a)(b)	215,000	32,250
Luminent Mortgage Trust 0.521%, due 07/25/36(a)	466,514	29,281
Madison Avenue Manufactured Housing Contract Trust 3.511%, due 03/25/32(a)	250,000	235,928
MASTER Alternative Loans Trust 5.500%, due 10/25/19 - 02/25/35	2,174,542	2,210,795
6.000%, due 07/25/34	1,469,938	1,504,947
6.042%, due 01/25/35(a)	633,757	646,048
MASTER Asset Backed Securities Trust 5.511%, due 12/25/32(a)	13,521	1,882
0.711%, due 03/25/35(a)	1,000,000	922,362
0.691%, due 05/25/35(a)	201,428	195,983
MASTER Seasoned Securitization Trust 6.727%, due 09/25/32(a)	1,219,898	1,280,305
Merrill Lynch Mortgage Investors Trust 2.773%, due 02/25/35(a)	1,847,984	1,771,473
Merrill Lynch Mortgage Trust 5.334%, due 11/12/35(a)	750,000	745,453
4.556%, due 06/12/43	308,315	312,678
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.439%, due 02/12/39(a)	797,929	800,570
Mid-State Trust 5.250%, due 12/15/45 (144A)(b)	549,128	476,692
Morgan Stanley Capital, Inc. 0.361%, due 08/25/36(a)	62,135	61,823
0.331%, due 10/25/36(a)	396,828	354,715
0.321%, due 12/25/36(a)	242,433	230,628
Morgan Stanley Home Equity Loan Trust 0.431%, due 02/25/36(a)	857,958	815,262
0.361%, due 04/25/37(a)	519,293	480,454
Novastar Home Equity Loan 0.631%, due 01/25/36(a)	1,000,000	888,921
Option One Mortgage Loan Trust 0.351%, due 05/25/37(a)	148,886	146,497
0.381%, due 02/25/38(a)	263,751	257,140
PF Export Receivables Master Trust 6.436%, due 06/01/15 (144A)(b)	425,222	447,340
Power Receivables Finance LLC 6.290%, due 01/01/12 (144A)(b)	276,315	276,533

Security Description	Par Amount	Value

Asset-Backed Securities - continued
Realkredit Danmark AS 7.000%, due 04/01/32(o)	$5,865	$1,170
Residential Accredit Loans, Inc. 5.000%, due 08/25/18-03/25/20	2,490,442	2,454,016
5.500%, due 09/25/32 - 12/25/34	1,787,865	1,770,975
0.861%, due 04/25/34(a)	582,939	537,030
4.750%, due 04/25/34	888,503	879,103
5.750%, due 04/25/34	450,000	454,025
6.000%, due 10/25/34	1,001,778	1,019,351
Residential Asset Mortgage Products, Inc. 0.731%, due 07/25/35(a)	525,000	479,581
0.421%, due 08/25/36(a)	486,112	445,733
Residential Asset Securities Corp. 0.701%, due 08/25/35(a)	517,000	488,624
0.491%, due 01/25/36(a)	245,888	224,680
0.511%, due 01/25/36(a)	63,034	60,269
Residential Asset Securitization Trust 5.500%, due 02/25/35	953,071	957,752
Residential Funding Mortgage Securities I 5.500%, due 08/25/35	338,945	341,849
Sasco Net Interest Margin Trust 0.000%, due 05/27/33 (144A)(b)(t)	47,096	15
Saxon Asset Securities Trust 0.371%, due 10/25/46(a)	1,003,882	951,936
Securitized Asset Backed Receivables LLC 0.731%, due 04/25/35(a)	312,785	298,069
Sequoia Mortgage Trust 0.881%, due 09/20/33(a)	418,408	372,628
Soundview Home Equity Loan Trust 0.381%, due 01/25/37(a)	219,722	214,729
Specialty Underwriting & Residential Finance 0.651%, due 06/25/36(a)	436,349	410,873
0.511%, due 09/25/36(a)	212,301	200,077
Structured Adjustable Rate Mortgage Loan Trust 2.771%, due 02/25/34(a)	331,378	295,268
Structured Asset Investment Loan Trust 0.661%, due 05/25/35(a)	471,477	445,554
Structured Asset Mortgage Investments, Inc. 0.571%, due 09/25/45(a)	289,090	189,623
Structured Asset Securities Corp. 2.588%, due 06/25/33(a)	1,023,808	979,956
4.510%, due 02/25/35	45,319	45,548
5.000%, due 05/25/35	1,563,883	1,532,462
0.391%, due 03/25/37(a)	300,000	254,707
0.511%, due 11/25/37(a)	692,379	665,742

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Asset-Backed Securities - continued
TIAA Commercial Real Estate Securitization 6.840%, due 05/22/37 (144A)(b)	$100,000	$41,000
Timberstar Trust 5.668%, due 10/15/36 (144A)(b)	540,000	581,521
7.530%, due 10/15/36 (144A)(b)	1,549,000	1,542,583
Vericrest Opportunity Loan Transferee 4.250%, due 05/25/39 (144A)(a)(b)	158,779	158,779
Wachovia Bank Commercial Mortgage Trust 4.957%, due 08/15/35(a)	1,191,024	1,199,902
WaMu Mortgage Pass Through Certificates 2.592%, due 01/25/35(a)	1,558,672	1,528,791
2.786%, due 08/25/35(a)	675,000	626,116
2.770%, due 09/25/35(a)	251,462	226,235
0.640%, due 10/25/44(a)	165,308	137,989
0.491%, due 04/25/45(a)	884,279	745,811
Wells Fargo Commercial Mortgage Trust 5.590%, due 11/15/43 (144A)(a)(b)	950,000	931,610
Wells Fargo Home Equity Trust 0.611%, due 11/25/35(a)	443,709	432,075
0.671%, due 11/25/35(a)	311,000	279,344
Wells Fargo Mortgage Backed Securities Trust 4.500%, due 07/25/19	231,576	235,571
5.000%, due 03/25/21	738,822	739,763
4.500%, due 05/25/34(a)	267,878	276,511
4.531%, due 06/25/34(a)	142,710	140,532
2.886%, due 10/25/34(a)	392,767	391,719
5.024%, due 04/25/35(a)	296,119	294,901
5.067%, due 09/25/35(a)	501,564	502,931
2.861%, due 10/25/35(a)	1,344,935	1,228,851
2.898%, due 10/25/35(a)	403,088	396,929
5.500%, due 10/25/35	366,459	365,992
5.750%, due 03/25/36	1,496,714	1,487,837

Total Asset-Backed Securities (Cost $127,088,626)		130,116,388

Loan Participation - 10.6%
Aerospace and Defense - 0.8%
DAE Aviation Holdings, Inc. 4.040%, due 07/31/14 (a)	2,061,721	2,053,936
DynCorp International, Inc. 6.250%, due 07/05/16(a)	1,830,412	1,847,573
Hunter Defense Technologies, Inc. 3.310%, due 08/22/14(a)	687,527	665,183
TransDigm Group, Inc. 5.000%, due 12/06/16(a)	740,000	748,280

Security Description	Par Amount	Value

Aerospace and Defense - continued
Triumph Group, Inc. 4.500%, due 06/16/16(a)	$1,022,438	$1,030,745

		6,345,717

Air Transport - 0.1%
Delta Air Lines, Inc. 3.539%, due 04/30/14(a)	652,193	634,910

Auto components - 0.5%
Advanced Disposal Services, Inc. 6.000%, due 12/23/14(a)	421,621	426,891
Federal Mogul Corp. 2.206%, due 12/29/14(a)	576,907	544,217
2.199%, due 12/28/15(a)	294,341	277,662
Goodyear Tire & Rubber Co. 1.960%, due 04/30/14(a)	750,000	732,859
United Components, Inc. 6.250%, due 03/23/17(a)	1,596,000	1,615,950

		3,597,579

Automobile - 0.3%
Autotrader.com, Inc. 1.000%, due 12/11/16(a)	375,000	377,773
Ford Motor Co. 3.026%, due 12/16/13(a)	648,163	647,998
HHI Holdings LLC 9.750%, due 03/30/15(a)	482,052	491,693
Remy International, Inc. 1.000%, due 12/16/16(a)	650,000	654,875

		2,172,339

Beverage, Food and Tobacco - 0.4%
Pierre Foods, Inc. 7.000%, due 09/30/16(a)	1,396,500	1,399,412
Reynolds Group Holdings, Inc. 6.750%, due 11/05/15 - 05/05/16(a)	1,703,348	1,723,991

		3,123,403

Buildings and Real Estate - 0.0%
URS Corp. 2.519%, due 05/15/13(a)	179,988	179,932

Business Equipment and Services - 0.3%
Activant Solutions, Inc. 2.813%, due 05/01/13(a)	404,358	398,798
AX Acquisition Corp. 4.313%, due 08/15/14(a)	1,094,812	1,090,707
Nuance Communications, Inc. 2.020%, due 03/29/13 (a)	744,593	736,916

		2,226,421

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Cable Television - 0.4%
Charter Communications 2.270%, due 03/06/14(a)	$229,039	$226,509
7.250%, due 03/06/14(a)	228,544	237,864
3.560%, due 09/16/16(a)	1,339,849	1,321,427
Wideopenwest Finance LLC 2.762%, due 06/28/14(a)	294,738	274,916
6.761%, due 06/28/14(a)	1,471,445	1,445,702

		3,506,418

Cargo Transport - 0.1%
Swift Transportation Co., Inc. 6.750%, due 12/16/16(a)	675,000	678,375

Chemicals - 0.0%
Huntsman International, Ltd. 1.783%, due 04/21/14(a)	213,600	210,502

Chemicals, Plastics and Rubber - 0.1%
Celanese U.S. Holdings LLC 1.790%, due 04/02/14(a)	99,746	99,593
3.290%, due 10/31/16(a)	99,746	100,410
Chemtura 5.500%, due 08/27/16(a)	855,000	863,815

		1,063,818

Chemicals/Plastics - 0.2%
Ineos U.S. Finance 7.501%, due 12/16/13(a)	645,161	665,606
8.001%, due 12/16/14(a)	654,944	678,974

		1,344,580

Commercial Services - 0.0%
Scitor Corp. 4.510%, due 09/26/14(a)	298,876	292,277

Computer Software & Services - 0.1%
SunGard Data Systems, Inc. 6.750%, due 02/28/14(a)	287,532	290,167
Telcordia Technologies 6.750%, due 04/09/16(a)	313,425	313,947

		604,114

Containers & Packaging-Metal & Glass - 0.0%
BWAY Corp. 5.522%, due 06/16/17(a)	254,720	256,671
5.560%, due 06/16/17(a)	23,880	24,063

		280,734

Containers, Packaging and Glass - 0.1%
Pelican Products, Inc. 5.750%, due 11/30/16(a)	840,000	845,515

Diversified/Conglomerate Manufacturing - 0.3%
Affinion Group, Inc. 5.000%, due 10/10/16(a)	1,395,080	1,394,208
Pinafore LLC 6. 250%, due 09/29/16(a)	443,980	450,779

Security Description	Par Amount	Value

Diversified/Conglomerate Manufacturing - continued
Vangent, Inc. 2.290%, due 02/14/13(a)	$450,000	$438,750

		2,283,737

Diversified/Conglomerate Service - 0.1%
Aquilex Holdings LLC 5.500%, due 04/01/16(a)	221,652	221,744
Generac CCMP Acquisition Corp. 2.785%, due 11/11/13(a)	449,281	445,462

		667,206

Electric Utilities - 0.3%
Race Point Power 1.000%, due 12/15/17(a)	1,050,000	1,029,000
Texas Competitive Electric Holdings Co. LLC 3.764%, due 10/10/14(a)	1,779,192	1,379,897

		2,408,897

Electronics - 0.1%
Cinedigm Digital Funding I LLC 5.250%, due 04/29/16(a)	659,486	654,540
Vertafore, Inc. 6.750%, due 07/29/16(a)	298,500	300,630

		955,170

Electronics/Electrical - 0.3%
Flextronics International, Ltd. 2.508%, due 10/01/14(a)	1,768,465	1,747,615
2.511%, due 10/01/14(a)	373,081	368,683
L-1 Identity Solutions, Inc. 7.250%, due 08/05/13(a)	361,190	361,641

		2,477,939

Environmental Services - 0.0%
Synagro Technologies, Inc. 2.270%, due 04/02/14(a)	242,462	218,822

Finance - 0.3%
Fidelity National Information Solutions, Inc. 5.250%, due 07/18/16(a)	503,737	510,661
First Data Corp. 3.011%, due 09/24/14(a)	439,616	407,287
Interactive Data Corp. 6.750%, due 01/27/17(a)	1,233,800	1,251,641

		2,169,589

Financial Intermediaries - 0.1%
LPL Holdings, Inc. 5.250%, due 06/28/17(a)	446,625	451,091
MSCI, Inc. 4.750%, due 06/01/16(a)	512,425	516,912

		968,003

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Food, Beverages & Tobacco - 0.3%
Darling International, Inc. 5.000%, due 12/16/16(a)	$2,000,000	$2,020,000

Health Care-Equipment & Supplies - 0.2%
Hanger Orthopedic Group, Inc. 2.260%, due 05/28/13(a)	1,250,000	1,262,500

Health Care-Providers & Services - 0.2%
Virtual Radiologic Corp. 1.000%, due 11/03/16(a)	1,350,000	1,346,625

Healthcare, Education and Childcare - 2.0%
Alliance Healthcare Services, Inc. 5.500%, due 06/01/16(a)	1,047,295	1,049,478
Ardent Medical Services, Inc. 6.500%, due 09/15/15(a)	838,663	840,763
Aveta Holdings, LLC 8.500%, due 04/14/15 (a)	1,960,466	1,945,762
Community Health Systems, Inc. 2.544%, due 07/25/14 (a)	357,411	349,213
Fresenius U.S. Finance I, Inc. 4.500%, due 09/10/14 (a)	469,225	473,742
Gentiva Health Services, Inc. 6.750%, due 08/15/16(a)	2,981,250	3,013,865
Grifols, Inc. 6.000%, due 11/23/16(a)	595,000	602,610
HCA Holdings, Inc. 2.553%, due 11/18/13 (a)	356,165	355,701
IMS Health, Inc. 5.250%, due 02/26/16(a)	657,462	665,447
inVentiv Health, Inc. 6.500%, due 08/04/16(a)	1,278,575	1,290,958
Prime Healthcare Services, Inc. 7.250%, due 04/22/15(a)	1,389,500	1,354,762
Rehabcare Group, Inc. 6.000%, due 11/24/15(a)	460,506	463,960
Renal Advantage Holdings, Inc. 1.000%, due 12/08/16(a)	450,000	452,180
Universal Health Services, Inc. 5.500%, due 11/15/16(a)	1,085,000	1,102,127
Warner Chilcott 6.000%, due 10/30/14(a)	604,068	606,711
6.250%, due 04/30/15(a)	1,227,368	1,238,041
WC Luxco SARL 6.500%, due 02/22/16(a)	304,382	307,688

		16,113,008

Hotels, Restaurants & Leisure - 0.1%
Wendy’s/Arby’s Restaurants LLC 5.000%, due 05/24/17(a)	532,325	537,095

Security Description	Par Amount	Value

Insurance - 0.5%
Alliant Holdings I, Inc. 1.000%, due 08/21/14(a)	$1,000,000	$1,007,500
3.303%, due 08/21/14(a)	239,100	231,030
AmWINS Group, Inc. 2.804%, due 06/08/13(a)	734,617	697,886
CNO Financial Group, Inc. 7.500%, due 09/30/16(a)	500,000	504,500
Hub International Holdings, Inc. 6.750%, due 06/13/14(a)	1,056,625	1,064,993
USI Holdings Corp. 2.770%, due 05/05/14(a)	550,545	532,482
7.000%, due 05/05/14(a)	251,812	251,236

		4,289,627

Leisure - 0.1%
TASC, Inc. 5.500%, due 12/18/14(a)	846,559	851,850

Machinery (Non-Agriculture, Non-Construct, Non-Electronic) - 0.2%
Hudson Products Holdings, Inc. 7.250%, due 08/24/15(a)	657,693	636,318
Scotsman Industries, Inc. 5.766%, due 04/05/16(a)	497,500	501,542

		1,137,860

Media - 0.1%
Mediacom Broadband LLC 4.500%, due 10/23/17(a)	995,000	990,856

Metals & Mining - 0.1%
Novelis, Inc. 5.250%, due 12/19/16(a)	825,000	836,859

Mining, Steel, Iron and Non-Precious Metals - 0.1%
Fairmount Minerals. Ltd. 6.274%, due 08/05/16(a)	745,446	759,424
Niagra Corp. 10.500%, due 06/29/14(a)(t)	306,331	275,697

		1,035,121

Personal Non-Durable Consumer Prod. - 0.1%
Jarden Corp. 3.033%, due 01/24/12(a)	244,705	245,622
Revlon Consumer Products Corp. 6.003%, due 03/11/15(a)	791,885	796,340

		1,041,962

Personal, Food and Miscellaneous Services - 0.3%
DineEquity, Inc. 6.000%, due 10/19/17(a)	567,356	576,839
Dunkin’ Brands, Inc. 5.750%, due 11/23/17(a)	1,400,000	1,418,865

		1,995,704

Retail Store - 0.1%
Pilot Travel Centers LLC 5.250%, due 06/30/16(a)	701,356	713,191

See accompanying notes to financial statements.

20

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Retail-Specialty - 0.1%
Savers, Inc. 5.750%, due 03/11/16(a)	$1,047,971	$1,054,520

Retailers (other than food/drug) - 0.1%
HGI Holdings, Inc. 1.000%, due 10/01/16(a)	478,800	482,838
Hillman Group, Inc. 5.500%, due 05/27/16(a)	273,625	274,951

		757,789

Road & Rail - 0.0%
Kansas City Southern Railway Co. (The) 2.044%, due 04/26/13(a)	158,529	158,331

Steel - 0.1%
Intersil Corp. 4.750%, due 04/27/16(a)	812,962	821,856

Surface Transport - 0.1%
Ozburn-Hessey Holding Company LLC 7.500%, due 04/08/16(a)	754,300	764,672

Telecommunications - 0.2%
Telesat Canada 3.270%, due 10/31/14 (a)	1,720,322	1,715,712

		1,715,712

Textiles and Leather - 0.0%
Phillips-Van Heusen Corp. 4.750%, due 05/06/16(a)	216,894	220,135

Theaters - 0.1%
Sig Euro Holding AG & Co. 2.250%, due 05/11/15(a)(p)	424,125	571,723

Transportation - 0.1%
Ceva Group plc 3.256%, due 11/04/13(a)	227,563	216,256
3.261%, due 11/04/13(a)	582,087	553,166
3.880%, due 11/04/13(a)	316,996	301,246

		1,070,668

Utilities - 0.1%
Calpine Corp. 3.145%, due 03/29/14(a)	463,596	463,684

Wireless Telecommunication Services - 0.4%
Intelsat Jackson Holdings, Ltd. 3.290%, due 02/02/14(a)	450,000	428,962
Savvis Communication Corp. 6.750%, due 08/04/16(a)	2,369,062	2,410,024

		2,838,986

Total Loan Participation (Cost $81,139,648)		83,866,332

Security Description	Par Amount	Value

U.S. Government & Agency Obligations - 8.7%
Federal Home Loan Mortgage Corp. 7.390%, due 01/15/17(a)(c)	$20,336	$367
4.846%, due 06/15/30(f)(i)	14,766	12,780
6.000%, due 12/01/31(c)	120,334	25,693
5.500%, due 03/15/32(c)	70,650	5,795
7.740%, due 03/15/32(a)(c)	70,867	13,123
5.000%, due 12/01/21 - 12/01/39	4,046,401	4,265,748
6.000%, due 06/01/17 - 12/01/36	344,921	375,403
5.500%, due 10/01/16	7,382	7,918
1.358%, due 06/01/31(f)(i)	16,930	14,360
3.500%, due 10/01/40	1,494,852	1,426,506
Federal National Mortgage Assoc. 5.000%, due 03/25/17(c)	77,649	1,957
7.439%, due 03/25/18(a)(c)	152,898	17,498
4.500%, due 11/01/18 - 07/01/35	1,202,268	1,246,844
5.000%, due 02/01/20 - 06/01/35	5,525,889	5,880,292
5.500%, due 03/01/25	361,133	390,419
5.243%, due 09/17/29(f)(i)	8,629	7,574
7.500%, due 01/01/30 - 01/25/42	75,984	86,709
7.000%, due 09/01/29 - 12/25/41	3,334	3,842
6.000%, due 01/01/32 - 04/25/33(c)	152,772	30,267
6.839%, due 01/25/32(a)(c)	119,830	5,629
7.839%, due 03/25/32(a)(c)	74,046	13,394
7.739%, due 09/25/32 - 10/25/32(a)(c)	65,740	12,197
6.739%, due 02/25/33(a)(c)	330,452	36,875
7.500%, due 01/19/39(a)	18,379	21,055
4.000%, due 07/01/18	635,936	664,057
0.611%, due 02/25/21(a)	101,057	101,091
6.500%, due 07/01/31 - 10/01/37	467,591	520,213
6.000%, due 12/01/31 - 07/01/38	2,924,441	3,181,953
5.500%, due 01/01/33(c)	201,027	39,998
3.500%, due 11/01/40	5,985,661	5,724,150
Government National Mortgage Assoc. 5.000%, due 10/15/18 - 04/15/35	798,883	855,466
5.500%, due 08/15/19 - 11/15/35	2,269,948	2,466,018
6.000%, due 05/15/17 - 08/15/34	389,009	430,402
6.500%, due 03/15/29 - 11/15/32	24,783	28,142
4.500%, due 09/15/33 - 09/20/39	5,729,639	5,929,155
7.000%, due 05/15/23 - 03/15/31	5,893	6,734
5.750%, due 10/15/38	453,007	494,460
1.761%, due 10/16/43(a)	9,377,868	760,725
1.353%, due 03/16/51(a)	13,805,920	842,919
1.843%, due 04/16/51(a)	6,531,706	503,058
1.481%, due 10/16/52(a)	6,495,666	576,767
U.S. Treasury Bond 6.250%, due 08/15/23(d)	87,000	109,362

See accompanying notes to financial statements.

21

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

U.S. Government & Agency Obligations - continued
4.500%, due 02/15/36 - 08/15/39(d)	$14,904,000	$15,336,627
5.000%, due 05/15/37(d)	289,000	322,506
4.250%, due 05/15/39(d)	3,110,000	3,064,323
4.375%, due 11/15/39(d)	455,000	457,488
U.S. Treasury Note 0.875%, due 01/31/11(d)	1,130,000	1,130,750
0.875%, due 02/28/11	2,340,000	2,342,834
3.875%, due 05/15/18	100,000	107,609
3.125%, due 05/15/19(d)	7,000,000	7,074,921
4.375%, due 02/15/38	1,727,000	1,745,619

Total U.S. Government & Agency Obligations (Cost $67,838,906)		68,719,592

Foreign Bonds & Debt Securities - 5.5%
Australia - 0.0%
Queensland Treasury Corp., Series 13G 6.000%, due 08/14/13(l)	138,000	142,853

Brazil - 0.7%
Brazilian Government International Bond 10.250%, due 01/10/28(m)	8,250,000	5,186,069

Canada - 2.2%
Canada Housing Trust 3.750%, due 03/15/20(n)	8,300,000	8,587,041
Canada Housing Trust No. 1 3.350%, due 12/15/20 (144A)(b)(n)	500,000	497,241
Canadian Government Bond 2.000%, due 06/01/16(n)	3,780,000	3,695,523
4.250%, due 06/01/18(n)	1,485,000	1,633,899
Province of Ontario 5.500%, due 04/23/13(l)	3,356,000	3,428,445

		17,842,149

Colombia - 0.0%
Republic of Colombia 9.750%, due 04/09/11	152,392	156,201

France - 0.7%
France Government Bond OAT 3.750%, due 04/25/17(p)	3,937,000	5,598,667

Ireland - 0.3%
Ireland Government Bond 5.900%, due 10/18/19(p)	580,000	640,059
4.500%, due 04/18/20(p)	875,000	848,622
5.000%, due 10/18/20(p)	870,000	855,343

		2,344,024

Mexico - 0.0%
United Mexican States 7.500%, due 01/14/12(d)	84,000	90,090

Security Description	Par Amount	Value

Netherlands Antilles - 0.0%
Kingdom of the Netherlands 5.000%, due 07/15/12(p)	$130,000	$185,295

Norway - 0.6%
Government of Norway 6.000%, due 05/16/11(q)	10,343,000	1,799,039
5.000%, due 05/15/15(q)	7,150,000	1,329,943
4.250%, due 05/19/17(q)	9,440,000	1,705,900

		4,834,882

Peru - 0.0%
Republic of Peru 7.125%, due 03/30/19(d)	83,000	99,081

Qatar - 0.2%
Qatar Government International Bond 5.250%, due 01/20/20(144A)(b)	1,250,000	1,329,688

Russia - 0.2%
Russian Federation 5.000%/7.500% , due 03/31/30(144A)(b)(g)	1,071,762	1,243,245

Sweden - 0.6%
Kingdom of Sweden 5.250%, due 03/15/11(r)	16,545,000	2,479,179
5.500%, due 10/08/12(g)(r)	14,715,000	2,325,002

		4,804,181

Total Foreign Bonds & Debt Securities (Cost $39,353,815)		43,856,425

Convertible Bonds - 3.0%
Capital Markets - 0.2%
Affiliated Managers Group, Inc. 3.950%, due 08/15/38(d)	1,679,000	1,867,888

Commercial Banks - 0.1%
National City Corp. 4.000%, due 02/01/11	549,000	552,431

Construction & Engineering - 0.1%
Mastec, Inc. 4.000%, due 06/15/14	495,000	598,950

Diversified Telecommunication Services - 0.2%
GCI, Inc. 7.250%, due 02/15/14	1,090,000	1,109,075

Electrical Equipment - 0.4%
General Cable Corp. 4.500%/2.250% , due 11/15/29(d)(j)	1,430,000	1,699,913
SunPower Corp., Series SPWR 1.250%, due 02/15/27	1,695,000	1,606,012

		3,305,925

See accompanying notes to financial statements.

22

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Electronic Equipment, Instruments & Components - 0.0%
Anixter International, Inc. 1.000%, due 02/15/13	$105,000	$117,994

Health Care Equipment & Supplies - 0.3%
Hologic, Inc. 2.000%/0.000% , due 12/15/37(j)	2,000,000	2,100,000

Health Care Providers & Services - 0.1%
Omnicare, Inc. 3.250%, due 12/15/35(d)	568,000	523,980

Machinery - 0.0%
Greenbrier Co., Inc. (The) 2.375%, due 05/15/26	132,000	122,595

Marine - 0.2%
Horizon Lines, Inc. 4.250%, due 08/15/12(d)	1,949,000	1,805,261

Oil, Gas & Consumable Fuels - 0.6%
Chesapeake Energy Corp. 2.500%, due 05/15/37	990,000	888,525
2.250%, due 12/15/38	1,250,000	979,687
Massey Energy Co. 3.250%, due 08/01/15(d)	3,264,000	3,202,800

		5,071,012

Paper & Forest Products - 0.3%
Sino-Forest Corp. 5.000%, due 08/01/13(144A)(b)	500,000	673,125
4.250%, due 12/15/16(144A)(b)	1,246,000	1,629,145

		2,302,270

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 2.950%, due 12/15/35(d)	1,095,000	1,096,369

Trading Companies & Distributors - 0.1%
WESCO International, Inc. 6.000%, due 09/15/29	500,000	1,033,750

Wireless Telecommunication Services - 0.3%
NII Holdings, Inc. 3.125%, due 06/15/12	2,083,000	2,054,359

Total Convertible Bonds (Cost $18,683,565)		23,661,859

Preferred Stocks - 1.5%
Automobiles - 0.2%
Ford Motor Co. 6.500%, due 01/15/32(d)	30,100	1,560,986

Commercial Banks - 0.5%
US Bancorp, Series A 7.189%, due 04/15/11(a)(d)	750	585,188
Wells Fargo Capital XIII 7.700%, due 03/26/13(a)(d)	3,005,000	3,121,444

		3,706,631

Security Description	Shares/Par Amount	Value

Diversified Financial Services - 0.6%
Citigroup Capital XIII 7.875%, due 10/30/40*(a)(d)	$9,000	$242,190
JPMorgan Chase & Co., Series 1 7.900%, due 04/29/49(a)(d)	4,243,000	4,525,461

		4,767,651

Real Estate Management & Development - 0.2%
Forest City Enterprises, Inc., Series A 7.000%, due 03/09/13	33,370	2,073,111

Total Preferred Stocks (Cost $9,531,301)		12,108,379

Municipals - 0.6%
California State University Revenue, Systemwide, Series A 5.000%, due 11/01/39	1,502,000	1,418,759
Charlotte Special Facilities Revenue, Refunding Charlotte/Douglas International Airport 5.600%, due 07/01/27	1,000,000	798,590
Connecticut State Health & Educational, Facility Authority Revenue, Yale University, Series Z-1 5.000%, due 07/01/42	1,451,000	1,469,733
Illinois State General Obligation Unlimited, Build America Bonds, Taxable 3.321%, due 01/01/13	335,000	335,261
New Jersey Economic Development Authority, Special Facilities Revenue, Continental Airlines, Inc., Project 6.250%, due 09/15/29	463,000	430,678
7.000%, due 11/15/30(a)	117,000	117,019
Wisconsin State General Reserve 5.750%, due 05/01/33	134,000	141,509

Total Municipals (Cost $4,323,492)		4,711,549

Common Stocks - 0.4%
Airlines - 0.0%
Delta Air Lines, Inc.*(d)	2,000	25,200
United Continental Holdings, Inc.*(d)	544	12,958

		38,158

Auto Components - 0.1%
Lear Corp.*(d)	5,400	533,034

Building Products - 0.0%
Ainsworth Lumber Co., Ltd.*(144A)(b)	54,081	163,108
Owens Corning, Inc.*(d)	2,967	92,422

		255,530

See accompanying notes to financial statements.

23

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Capital Markets - 0.2%
Legg Mason, Inc.(d)	35,877	$1,301,259

Chemicals - 0.1%
Georgia Gulf Corp.*(d)	18,980	456,659
LyondellBasell Industries N.V. - Class A*(d)	3,961	136,258
Sterling Chemicals, Inc.*	35	96

		593,013

Commercial & Professional Services - 0.0%
Comdisco Holding Co., Inc.*	83	726

Diversified Financial Services - 0.0%
BTA Bank JSC (GDR)*(144A)(b)(t)	1,133	21,095
Leucadia National Corp.(d)	26	759

		21,854

Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc.*(d)	35	98

Food Products - 0.0%
Smithfield Foods, Inc.*(d)	2,165	44,664

Insurance - 0.0%
CNO Financial Group, Inc.*(d)	5,666	38,415

Media - 0.0%
Knology, Inc.*(d)	99	1,547

Metals & Mining - 0.0%
Knia Holdings*(t)	5,112	35,730

Textiles, Apparel & Luxury Goods - 0.0%
Polymer Group, Inc. - Class A*(d)	136	2,176

Wireless Telecommunication Services - 0.0%
American Tower Corp. - Class A*(d)	1,973	101,886
USA Mobility, Inc.(d)	4	71

		101,957

Total Common Stocks (Cost $2,197,784)		2,968,161

Warrants - 0.0%
Foreign Government - 0.0%
Republic of Venezuela, expires 04/15/20*(144A)(b)	1,700	44,625

Life Sciences Tools & Services - 0.0%
Mediq, Inc., expires 06/1/09*(t)	110	—

Media - 0.0%
MDP Acquisitions plc, expires 10/01/13*(144A)(b)(t)	42	1,919

Total Warrants (Cost $9,369)		46,544

Security Description	Shares/Par Amount	Value

Short-Term Investments - 4.8%
Mutual Funds - 2.4%
State Street Navigator Securities Lending Prime Portfolio(k)	$19,593,223	$19,593,223

Repurchase Agreement - 2.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $18,901,016 on 01/03/11 collateralized by $19,305,000 Federal Home Loan Bank at 0.000% due 07/15/11 with a value of $19,280,869.	18,901,000	18,901,000

Total Short-Term Investments (Cost $38,494,223)		38,494,223

Total Investments - 100.3% (Cost $748,359,561#)		796,344,770

Other Assets and Liabilities (net) - (0.3)%		(2,401,481)

Net Assets - 100.0%		$793,943,289

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of September 30, 2010 was $747,571,907. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $59,142,412 and $10,369,549, respectively, resulting in a net unrealized appreciation of $48,772,863.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2010. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $218,423,129, which is 27.5% of the Portfolio’s net assets.
(c)	Interest only STRIPS security. Par shown reflects the notional amount of the Bond.
(d)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $19,544,322 and the collateral received consisted of cash in the amount of $19,593,223 and non-cash collateral with a value of $396,150. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statement of Assets and Liabilities.
(e)	Security is in default and/or issuer is in bankruptcy.
(f)	Zero coupon bond - Interest rate represents current yield to maturity.

See accompanying notes to financial statements.

24

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Principal only STRIPS security.
(j)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(k)	Represents investment of collateral received from securities lending transactions.
(l)	Par shown in Australian Dollar. Value is shown in USD.
(m)	Par shown in Brazilian Real. Value is shown in USD.
(n)	Par shown in Canadian Dollar. Value is shown in USD.
(o)	Par shown in Danish Krone. Value is shown in USD.
(p)	Par shown in Euro. Value is shown in USD.
(q)	Par shown in Norwegian Krone. Value is shown in USD.
(r)	Par shown in Swedish Krona. Value is shown in USD.
(s)	Par shown in Turkish Lira. Value is shown in USD.
(t)	Security was valued in good faith under procedures approved by the Board of Trustees.
GDR	- A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Credit Composition as of December 31, 2010 (Unaudited)
Portfolio Composition by Credit Quality	% of Fixed Income Market Value
AAA/Government/Government Agency	22.0
AA	3.1
A	8.0
BBB	21.5
BB	17.0
B	19.5
CCC	4.5
CC	0.1
D	0.0
Not Rated	4.3

See accompanying notes to financial statements.

25

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$387,795,318	$—	$387,795,318
Asset-Backed Securities	—	130,116,373	15	130,116,388
Loan Participation
Aerospace and Defense	—	6,345,717	—	6,345,717
Air Transport	—	634,910	—	634,910
Auto components	—	3,597,579	—	3,597,579
Automobile	—	2,172,339	—	2,172,339
Beverage, Food and Tobacco	—	3,123,403	—	3,123,403
Buildings and Real Estate	—	179,932	—	179,932
Business Equipment and Services	—	2,226,421	—	2,226,421
Cable Television	—	3,506,418	—	3,506,418
Cargo Transport	—	678,375	—	678,375
Chemicals	—	210,502	—	210,502
Chemicals, Plastics and Rubber	—	1,063,818	—	1,063,818
Chemicals/Plastics	—	1,344,580	—	1,344,580
Commercial Services	—	292,277	—	292,277
Computer Software & Services	—	604,114	—	604,114
Containers & Packaging-Metal & Glass	—	280,734	—	280,734
Containers, Packaging and Glass	—	845,515	—	845,515
Diversified/Conglomerate Manufacturing	—	2,283,737	—	2,283,737
Diversified/Conglomerate Service	—	667,206	—	667,206
Electric Utilities	—	2,408,897	—	2,408,897
Electronics	—	955,170	—	955,170
Electronics/Electrical	—	2,477,939	—	2,477,939
Environmental Services	—	218,822	—	218,822
Finance	—	2,169,589	—	2,169,589
Financial Intermediaries	—	968,003	—	968,003
Food, Beverages & Tobacco	—	2,020,000	—	2,020,000
Health Care-Equipment & Supplies	—	1,262,500	—	1,262,500
Health Care-Providers & Services	—	1,346,625	—	1,346,625

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Healthcare, Education and Childcare	$—	$16,113,008	$—	$16,113,008
Hotels, Restaurants & Leisure	—	537,095	—	537,095
Insurance	—	4,289,627	—	4,289,627
Leisure	—	851,850	—	851,850
Machinery (Non-Agriculture, Non-Construct, Non-Electronic)	—	1,137,860	—	1,137,860
Media	—	990,856	—	990,856
Metals & Mining	—	836,859	—	836,859
Mining, Steel, Iron and Non-Precious Metals	—	759,424	275,697	1,035,121
Personal Non-Durable Consumer Prod.	—	1,041,962	—	1,041,962
Personal, Food and Miscellaneous Services	—	1,995,704	—	1,995,704
Retail Store	—	713,191	—	713,191
Retail-Specialty	—	1,054,520	—	1,054,520
Retailers(other than food/drug)	—	757,789	—	757,789
Road & Rail	—	158,331	—	158,331
Steel	—	821,856	—	821,856
Surface Transport	—	764,672	—	764,672
Telecommunications	—	1,715,712	—	1,715,712
Textiles and Leather	—	220,135	—	220,135
Theaters	—	571,723	—	571,723
Transportation	—	1,070,668	—	1,070,668
Utilities	—	463,684	—	463,684
Wireless Telecommunication Services	—	2,838,986	—	2,838,986
Total Loan Participation	—	83,590,635	275,697	83,866,332
U.S. Government & Agency Obligations	—	68,719,592	—	68,719,592
Total Foreign Bonds & Debt Securities*	—	43,856,425	—	43,856,425
Total Convertible Bonds*	—	23,661,859	—	23,661,859
Preferred Stocks
Automobiles	1,560,986	—	—	1,560,986
Commercial Banks	585,187	3,121,444	—	3,706,631
Diversified Financial Services	242,190	4,525,461	—	4,767,651
Real Estate Management & Development	2,073,111	—	—	2,073,111
Total Preferred Stocks	4,461,474	7,646,905	—	12,108,379
Municipals	—	4,711,549	—	4,711,549
Common Stocks
Airlines	38,158	—	—	38,158
Auto Components	533,034	—	—	533,034
Building Products	255,530	—	—	255,530
Capital Markets	1,301,259	—	—	1,301,259
Chemicals	593,013	—	—	593,013
Commercial & Professional Services	726	—	—	726
Diversified Financial Services	759	—	21,095	21,854
Diversified Telecommunication Services	98	—	—	98
Food Products	44,664	—	—	44,664
Insurance	38,415	—	—	38,415
Media	1,547	—	—	1,547
Metals & Mining	—	—	35,730	35,730
Textiles, Apparel & Luxury Goods	2,176	—	—	2,176
Wireless Telecommunication Services	101,957	—	—	101,957
Total Common Stocks	2,911,336	—	56,825	2,968,161

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Warrants
Foreign Government	$—	$44,625	$—	$44,625
Life Sciences Tools & Services	—	—	—	—
Media	—	—	1,919	1,919
Total Warrants	—	44,625	1,919	46,544
Short-Term Investments
Mutual Funds	19,593,223	—	—	19,593,223
Repurchase Agreement	—	18,901,000	—	18,901,000
Total Short-Term Investments	19,593,223	18,901,000	—	38,494,223
Total Investments	$26,966,033	$769,044,281	$334,456	$796,344,770

Forward Contracts**
Forward Contracts to Sell (Depreciation)	$—	$(261,549)	$—	$(261,549)
Total Forward Contracts	$—	$(261,549)	$—	$(261,549)
Futures Contracts**
Futures Contracts Long (Depreciation)	$(97,367)	$—	$—	$(97,367)
Futures Contracts Short (Appreciation)	1,399,238	—	—	1,399,238
Total Futures Contracts	$1,301,871	$—	$—	$1,301,871

*	See Portfolio of Investments for additional detail categorizations.
**	Derivative instruments such as forward contracts and futures contracts are valued based on the unrealized appreciation/depreciation on the instruments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Net Transfers in to Level 3	Balance as of December 31, 2010	Change in Unrealized Appreciation/ (Depreciation) for Investments still held at December 31, 2010
Asset-Backed Securities	$15	$—	$—	$—	$—	$—	$15	$—
Loan Participation
Mining, Steel, Iron and Non-Precious Metals	—	(46,485)	150,825	237,060	(350,648)	284,945	275,697	73,008
Common Stocks
Metals & Mining	—	—	(20,700)	56,430	—	—	35,730	(20,700)
Diversified Financial Services	—	—	(7,003)	28,098	—	—	21,095	(7,003)
Warrants
Media	—	—	(35)	—	—	1,954	1,919	(35)

Total	$15	$(46,485)	$123,087	$321,588	$(350,648)	$286,899	$334,456	$45,270

Loan Participation and Warrants in the amount of $286,899 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$777,443,770
Repurchase Agreement	18,901,000
Cash (c)	622,246
Cash denominated in foreign currencies (d)	16,585,175
Receivable for investments sold	347,061
Receivable for shares sold	735,774
Dividends receivable	39,600
Interest receivable	9,496,053

Total assets	824,170,679

Liabilities
Payables for:
Investments purchased	9,183,393
Shares redeemed	562,704
Variation margin on futures contracts	91,670
Unrealized depreciation on forward currency contracts	261,549
Collateral for securities loaned	19,593,223
Accrued Expenses:
Management fees	385,202
Distribution and service fees - Class E	19,272
Administration fees	3,784
Custodian and accounting fees	28,644
Deferred trustees’ fees	16,302
Other expenses	81,647

Total liabilities	30,227,390

Net Assets	$793,943,289

Net Assets Represented by
Paid in surplus	$698,541,387
Accumulated net realized gain	5,270,881
Unrealized appreciation on investments, futures contracts, and foreign currency transactions	49,961,829
Undistributed net investment income	40,169,192

Net Assets	$793,943,289

Net Assets
Class A	$638,040,127
Class E	155,903,162
Capital Shares Outstanding*
Class A	57,204,361
Class E	14,044,239
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.15
Class E	11.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $729,458,561.
(b)	Includes securities loaned at value of $19,544,322.
(c)	Includes $531,955 of restricted cash pledged as collateral for open futures contracts.
(d)	Identified cost of cash denominated in foreign currencies was $15,694,667.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$308,503
Interest (b)	43,818,056

Total investment income	44,126,559

Expenses
Management fees	3,921,579
Administration fees	41,376
Custodian and accounting fees	280,032
Distribution and service fees - Class E	159,324
Audit and tax services	58,930
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	70,493
Insurance	2,431
Miscellaneous	10,144

Total expenses	4,615,244

Net investment income	39,511,315

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	11,695,564
Futures contracts	(2,014,918)
Foreign currency transactions	1,062,369

Net realized gain on investments, futures contracts and foreign currency transactions	10,743,015

Net change in unrealized appreciation on:
Investments	23,355,165
Futures contracts	1,301,871
Foreign currency transactions	357,639

Net change in unrealized appreciation on investments, futures contracts and foreign currency transactions	25,014,675

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	35,757,690

Net Increase in Net Assets from Operations	$75,269,005

(a)	Net of foreign withholding taxes of $20,546.
(b)	Includes net income on securities loaned of $39,867.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$39,511,315	$31,334,554
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	10,743,015	(1,403,473)
Net change in unrealized appreciation on investments, futures contracts and foreign currency transactions	25,014,675	93,262,373

Net increase in net assets resulting from operations	75,269,005	123,193,454

Distributions to Shareholders
From net investment income
Class A	(27,476,998)	(19,725,388)
Class E	(4,533,979)	(416,674)
From net realized gains
Class A	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(32,010,977)	(20,142,062)

Net increase in net assets from capital share transactions	188,236,086	135,468,149

Net Increase in Net Assets	231,494,114	238,519,541
Net assets at beginning of period	562,449,175	323,929,635

Net assets at end of period	$793,943,289	$562,449,175

Undistributed net investment income at end of period	$40,169,192	$31,646,560

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	14,775,929	$159,371,127	13,779,974	$129,899,269
Reinvestments	2,619,352	27,476,998	2,382,293	19,725,388
Redemption	(6,882,059)	(73,906,776)	(7,367,032)	(67,758,435)

Net increase	10,513,222	$112,941,349	8,795,235	$81,866,222

Class E
Sales	8,877,274	$95,732,727	7,432,262	$65,085,115
Reinvestments	433,874	4,533,979	50,445	416,674
Redemptions	(2,320,301)	(24,971,969)	(1,251,963)	(11,899,862)

Net increase	6,990,847	$75,294,737	6,230,744	$53,601,927

Increase derived from capital shares transactions		$188,236,086		$135,468,149

See accompanying notes to financial statements.

30

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Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data

	Class A
	Year Ended December 31,				Period Ended December 31,		Year Ended October 31,
	2010	2009	2008	2007	2006(b)		2006
Net Asset Value, Beginning of Period	$10.47	$8.37	$10.02	$9.46	$9.81		$9.56

Income (Loss) from Investment Operations
Net Investment Income(a)	0.64	0.68	0.64	0.51	0.07		0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.60	1.94	(1.63)	0.12	0.04		0.15

Total From Investment Operations	1.24	2.62	(0.99)	0.63	0.11		0.64

Less Distributions
Distributions from Net Investment Income	(0.56)	(0.52)	(0.66)	(0.07)	(0.46)		(0.39)
Distributions from Net Realized Capital Gains	—	—	—	—	—		—

Total Distributions	(0.56)	(0.52)	(0.66)	(0.07)	(0.46)		(0.39)

Net Asset Value, End of Period	$11.15	$10.47	$8.37	$10.02	$9.46		$9.81

Total Return (%)	12.17	33.09	(10.74)	6.65	1.10		6.95

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.67	0.66	0.67	0.76	0.85	*	0.88
Ratio of Net Expenses to Average Net Assets (%)(d)	0.67	0.66	0.67	0.76	0.85	*	0.88
Ratio of Net Investment Income to Average Net Assets (%)	5.94	7.25	6.77	5.28	4.56	*	5.13
Portfolio Turnover Rate (%)	33.4	31.7	45.4	44.5	6.4		33.0
Net Assets, End of Period (in millions)	$638.0	$488.9	$317.1	$327.7	$253.8		$243

	Class E
	Year Ended December 31,
	2010	2009	2008(c)
Net Asset Value, Beginning of Period	$10.43	$8.34	$9.51

Income Gain (Loss) from Investment Operations
Net Investment Income(a)	0.62	0.66	0.43
Net Realized and Unrealized Gain (Loss) on Investment	0.60	1.94	(1.60)

Total From Investment Operations	1.22	2.60	(1.17)

Less Distributions
Distributions from Net Investment Income	(0.55)	(0.51)	—
Distributions from Net Realized Capital Gains	—	—	—

Total Distributions	(0.55)	(0.51)	—

Net Asset Value, End of Period	$11.10	$10.43	$8.34

Total Return (%)	12.04	32.76	(12.30)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.82	0.81	0.84	*
Ratio of Net Expenses to Average Net Assets (%)(d)	0.82	0.81	0.84	*
Ratio of Net Investment Loss to Average Net Assets (%)	5.79	6.86	6.97	*
Portfolio Turnover Rate (%)	33.4	31.7	45.4
Net Assets, End of Period (in millions)	$155.9	$73.6	$6.9

*	Annualized
(a)	Per share amount based on average shares outstanding during the period.
(b)	Fiscal year end changed on November 1, 2006 from October 31 to December 31.
(c)	Commencement of operations—04/28/08.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by certain Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, paydown transactions, forwards transaction, contingent payment debt instrument adjustments, defaulted bond income accruals, premium amortization adjustments, straddle loss deferral, deferred trustees compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio

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Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

(the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2010, the Portfolio had no forward commitments and when-issued and delayed-delivery securities.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$3,921,579	0.60%	First $500 Million

	0.55%	$500 Million to $1 Billion

	0.53%	Over $1 Billion

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.25% of the average daily net assets of the Portfolio attributable to its Class E Shares with respect to activities primarily intended to result in the sale of Class E Shares. However, under the Class E distribution agreement, payments to the Distributor for activities pursuant to the Class E distribution plan are currently limited to payments at an annual rate equal to 0.15% of average daily net assets of the Portfolio attributable to its Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$23,767,582	$377,561,189	$55,627,435	$161,435,187

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

5. Investments in Derivative Instruments - continued

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2010, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on futures contracts*	$1,399,238	Unrealized depreciation on futures contracts*	$97,367

Foreign Currency Exchange	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	261,549

Total		$1,399,238		$358,916

* Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported as a separate line item within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Location Statement of Operations—Net Realized Gain (Loss)	Interest Rate	Foreign Currency Exchange	Total
Futures contracts	$(2,014,918)	$—	$(2,014,918)

Foreign currency transactions	—	582,972	582,972

Total	$(2,014,918)	$582,972	$(1,431,946)

Location Statement of Operations—Net Change in Unrealized Appreciation/(Depreciation)

Futures contracts	$1,301,871	$—	$1,301,871

Foreign currency transactions	—	(618,448)	(618,448)

Total	$1,301,871	$(618,448)	$683,423

For the year ended December 31, 2010, the average per contract outstanding for each derivative type was as follows:

Average Notional or Face Amounts(a)	Foreign Currency Risk	Interest Rate Risk	Total

Futures contracts long	$—	$6,391,667	$6,391,667

Futures contracts short	—	57,908,333	57,908,333

Foreign currency transactions	13,484,971	—	13,484,971

(a) Averages are based on activity levels during 2010.

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2010	Unrealized Appreciation/ Depreciation

U.S. Treasury Bond Futures	03/22/2011	99	$12,679,648	$12,582,281	$(97,367)

Futures Contracts—Short

U.S. Treasury Note 10 Year Futures	03/22/2011	(103)	$(12,741,278)	$(12,405,062)	$336,216

U.S. Treasury Note 2 Year Futures	03/31/2011	(180)	(39,461,691)	(39,403,125)	58,566

U.S. Treasury Note 30 Year Futures	03/22/2011	(9)	(1,131,725)	(1,099,125)	32,600

U.S. Treasury Note 5 Year Futures	03/31/2011	(513)	(61,361,575)	(60,389,719)	971,856

Net Unrealized Appreciation					$1,301,871

7. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver	Value at December 31, 2010	In Exchange for U.S.$	Net Unrealized Appreciation

3/28/2011	Citibank N.A.	10,000,000 EUR	13,389,391	$13,149,170	$(240,221)

3/31/2011	Citibank N.A.	1,860,000 AUD	1,883,525	1,862,197	(21,328)

					$(261,549)

AUD - Australian Dollar

EUR - Euro

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$32,010,977	$20,142,062	$—	$—	$32,010,977	$20,142,062

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$40,312,010	$5,397,033	$49,709,161	$—	$95,418,204

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

11. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pioneer Strategic Income Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Strategic Income Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

42

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

43

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Pioneer Strategic Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

44

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Pioneer Strategic Income Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Universal Bond Index, for the same periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

45

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Pioneer Strategic Income Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

46

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Pioneer Strategic Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are in the range of the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

47

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Met Investors Series Trust Rainier Large Cap Equity Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Managed by Rainier Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Rainier Large Cap Equity Portfolio returned 15.70% and 15.38%, respectively. The Portfolio’s benchmarks, the Russell 1000 Index1 and the Russell 1000 Growth Index2, returned 16.10% and 16.71%, respectively.

Market Environment/Conditions

There is a common expression on Wall Street that the market “climbs a wall of worry.” The results of the past quarter, the full year and even the past two years are a classic case in point. All major U.S. indices had phenomenal fourth quarter performance, even the Dow Jones Industrial Index, which posted a “paltry” 7% return for the three-month period. Stocks further down the capitalization scale posted increasingly impressive returns, reflected by the 16% Russell 2000 Index (small-cap) gain. Full year results reflected the same trend. The S&P 500 Index gained about 15%—well above historical averages—in the wake of an even stronger 2009, when gains were about ten percentage points more than those of 2010. Most small- and mid-cap indices were especially strong, with a second consecutive year of 20%-plus gains.

If your neighbor was somehow unaware of how ebullient this market environment was, it might have been because mainstream pundits were so preoccupied with informing the world about just how “scary” it was to invest in equities. It seems that the shock of 2008 was such a stunner that the “herd” lost perspective of the realities that stocks ultimately tend to track real world economics, that recessions do not last forever and that market bottoms are invariably followed by major recoveries.

There were plenty of market tests in 2010. The first was the Greek sovereign debt scare in the first quarter. After the market recovered from that, rallying over 15% in dramatic fashion in about two months, it got the heebie jeebies again on May 6, when the bizarre so-called “flash crash” struck over the course of a few hours. Electronically-controlled programs drove stocks like zombies over a cliff, some falling over 99% before immediately recovering all or most of the decline. Subsequent to that, most indices touched their year lows at the beginning of July on fears of a double-dip recession. A short-lived love affair developed between investors and U.S. Treasury bonds, driving Treasuries skyward in almost bubble-like fashion. Stocks temporarily played the wallflower role until investors experienced a rude awakening to the fact that bond prices go down as well as up, sometimes in big fashion.

Investors embraced the economic recovery thesis starting in early July. Although employment data remained inconclusive, corporate earnings reports, strengthening commodities prices and signs of renewed strength in the Industrial sector globally drove stocks higher and Treasuries lower. This is what one would expect at the onset of a period of economic expansion. Most domestic stock indices gained well over 20% in the second half of the year alone. Not surprisingly, some of the strongest areas of the market during this period were the more economically sensitive ones, notably Materials, Energy, Consumer Discretionary and Industrials, while the smallest gains came from stocks in the Utilities, Health Care, Consumer Staples and Financial sectors. This trend was generally intact during most of the fourth quarter.

Portfolio Review/Current Positioning

The weakest sectors for the year ending December 31, 2010 were Financial Services, Health Care, and Consumer Staples. Financials were the largest relative detractor, due in large part to uncertainties surrounding financial reform legislation weighing on this sector. While the Portfolio’s average underweight was a positive as the sector lagged the benchmark’s total return on the year, stock selection in this sector was particularly challenging in 2010. The main underperformers in this category were Bank of America Corp., Visa, Inc., and PNC Financial Service Group, Inc. Not owning Citigroup, Inc. also hurt the Portfolio, but Ameriprise Financial, Inc. was a strong performer on the year.

Another weak area of the Portfolio was Health Care, where the lingering effects of health care reform legislation hurt stocks in this arena. Teva Pharmaceuticals Industries Ltd. (Israel), a producer of generic drugs, was the largest detractor for the year. Covance, Inc. and Abbott Laboratories were also significant detractors from relative performance. Not owning Johnson & Johnson and Pfizer, Inc. was beneficial, as they significantly lagged the benchmark on the year.

On the positive side, Industrials was the top performing sector in 2010, followed by Information Technology and Materials. Within Industrials Cummins, Inc. led the way, rising over 140% on the year. A producer of diesel and natural gas engines, Cummins continues to advance on robust sales in emerging markets. Other strong relative contributors within Industrials included Deere & Co. and Expeditors International of Washington, Inc.

Information Technology was the second best performing sector on a relative basis, aided by our emphasis on companies with exposure to improving enterprise spending. Apple, Inc. was the best performing stock in the Portfolio within Information Technology. A timely sale of Hewlett-Packard Co. early in the year also was quite beneficial to the Portfolio, as the stock fell over 17% on the year. EMC Corp. and Check Point Software Technologies Ltd. were also strong relative contributors in 2010, while QUALCOMM, Inc. was the largest detractor in this sector.

As of 12/31/2010, the Portfolio is currently overweight Industrials, Information Technology, Materials, and Consumer Discretionary shares. We have found limited investment opportunities in the more defensive sectors of the market – namely Consumer Staples, Utilities and Health Care – and remain underweight in these areas.

Senior Equity Portfolio Managers

Daniel M. Brewer, CFA

Mark W. Broughton, CFA

Stacie L. Cowell, CFA

1

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Managed by Rainier Investment Management, Inc.

Portfolio Manager Commentary* (continued)

Mark H. Dawson, CFA

Andrea L. Durbin, CFA

Michael Emery, CFA

James R. Margard, CFA

Peter M. Musser, CFA

Carlee J. Price, CFA

Rainier Investment Management

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Apple, Inc.	4.0
Chevron Corp.	3.2
JPMorgan Chase & Co.	2.2
Deere & Co.	2.1
Google, Inc. - Class A	2.0
Ameriprise Financial, Inc.	2.0
Halliburton Co.	2.0
Coca-Cola Co. (The)	1.9
Emerson Electric Co.	1.7
Oracle Corp.	1.7

Top Sectors

% of Market Value of Total Investments
Financials	13.3
Non-Cyclical	13.1
Industrials	13.1
Cyclical	12.9
Technology	12.6
Energy	10.8
Communications	9.9
Short-Term Investments	6.9
Basic Materials	6.2
Utilities	1.2

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Rainier Large Cap Equity Portfolio managed by

Rainier Investment Management, Inc. vs. Russell 1000 Index1 and Russell 1000 Growth Index2

	Average Annual Return[3] (for the year ended 12/31/10)
	1 Year	Since Inception[4]
Rainier Large Cap Equity Portfolio—Class A	15.70%	(5.53)%
Class B	15.38%	(5.77)%
Russell 1000 Index[1]	16.10%	(3.78)%
Russell 1000 Growth Index[2]	16.71%	(1.73)%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investible U.S. equity market.

2 The Russell 1000 Growth Index is an unmanaged measure of the performance of the largest capitalized U.S. companies, within Russell 1000 companies, that have higher price-to-book ratios and higher forecasted growth values.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4Inception of Class A and Class B shares is 11/1/07. Index returns are based on an inception date of 11/1/07.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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Rainier Large Cap Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.69%	$1,000.00	$1,266.80	$3.94
Hypothetical*	0.69%	1,000.00	1,021.73	3.52

Class B
Actual	0.94%	$1,000.00	$1,264.10	$5.36
Hypothetical*	0.94%	1,000.00	1,020.47	4.79

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.0%
Aerospace & Defense - 1.3%
Precision Castparts Corp.	107,340	$14,942,801

Air Freight & Logistics - 2.4%
Expeditors International of Washington, Inc.	182,030	9,938,838
FedEx Corp.	178,180	16,572,522

		26,511,360

Airlines - 0.4%
United Continental Holdings, Inc.*	187,680	4,470,538

Auto Components - 0.7%
TRW Automotive Holdings Corp.*	155,320	8,185,364

Automobiles - 0.7%
Ford Motor Co.*	461,430	7,747,410

Beverages - 3.8%
Anheuser-Busch InBev N.V. (ADR)	188,290	10,749,476
Coca-Cola Co. (The)	328,020	21,573,876
Coca-Cola Enterprises, Inc.	423,700	10,605,211

		42,928,563

Biotechnology - 1.4%
Amgen, Inc.*	78,470	4,308,003
Celgene Corp.*	185,700	10,982,298

		15,290,301

Capital Markets - 4.1%
Ameriprise Financial, Inc.	397,660	22,885,333
Charles Schwab Corp. (The)	171,320	2,931,285
Franklin Resources, Inc.	99,730	11,090,973
T. Rowe Price Group, Inc.(a)	142,750	9,213,085

		46,120,676

Chemicals - 3.2%
Albemarle Corp.	262,520	14,643,365
E. I. du Pont de Nemours & Co.	227,490	11,347,201
Praxair, Inc.	100,995	9,641,993

		35,632,559

Commercial Banks - 1.5%
Comerica, Inc.	167,170	7,061,261
PNC Financial Services Group, Inc.	170,580	10,357,617

		17,418,878

Communications Equipment - 2.4%
Cisco Systems, Inc.*	673,420	13,623,287
Juniper Networks, Inc.*	378,430	13,971,635

		27,594,922

Computers & Peripherals - 6.5%
Apple, Inc.*	140,365	45,276,134
EMC Corp.*	760,165	17,407,779
Hewlett-Packard Co.	255,810	10,769,601

		73,453,514

Security Description	Shares	Value

Consumer Finance - 2.3%
American Express Co.	390,390	$16,755,539
Discover Financial Services	510,050	9,451,226

		26,206,765

Containers & Packaging - 0.8%
Packaging Corp. of America	368,430	9,520,231

Diversified Financial Services - 3.8%
Bank of America Corp.	716,230	9,554,508
IntercontinentalExchange, Inc.*	68,800	8,197,520
JPMorgan Chase & Co.	593,275	25,166,726

		42,918,754

Electrical Equipment - 1.7%
Emerson Electric Co.	344,280	19,682,488

Electronic Equipment, Instruments & Components - 0.9%
Amphenol Corp. - Class A	103,230	5,448,480
Trimble Navigation, Ltd.*(a)	114,940	4,589,554

		10,038,034

Energy Equipment & Services - 3.6%
Halliburton Co.	541,800	22,121,694
Schlumberger, Ltd.	222,670	18,592,945

		40,714,639

Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	128,750	9,297,038
Wal-Mart Stores, Inc.	164,425	8,867,440

		18,164,478

Food Products - 0.5%
J.M. Smucker Co. (The)	79,570	5,223,771

Health Care Equipment & Supplies - 0.4%
Varian Medical Systems, Inc.*	71,650	4,963,912

Health Care Providers & Services - 1.6%
Express Scripts, Inc.*	218,250	11,796,412
McKesson Corp.	92,160	6,486,221

		18,282,633

Hotels, Restaurants & Leisure - 3.3%
Darden Restaurants, Inc.	189,470	8,798,987
Marriott International, Inc. - Class A(a)	446,150	18,533,071
McDonald’s Corp.	122,960	9,438,409

		36,770,467

Household Durables - 0.7%
Whirlpool Corp.	90,650	8,052,440

Independent Power Producers & Energy Traders - 1.2%
AES Corp. (The)*	1,150,670	14,015,161

Industrial Conglomerates - 0.7%
3M Co.	94,780	8,179,514

Insurance - 0.2%
Lincoln National Corp.	77,040	2,142,482

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Internet & Catalog Retail - 1.0%
Amazon.com, Inc.*	62,490	$11,248,200

Internet Software & Services - 2.1%
Google, Inc. - Class A*	38,955	23,138,101

IT Services - 1.4%
Teradata Corp.*	176,720	7,273,795
Visa, Inc. - Class A	126,964	8,935,727

		16,209,522

Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.*	184,680	7,651,292

Machinery - 5.3%
Cummins, Inc.	143,810	15,820,538
Deere & Co.	284,980	23,667,589
Flowserve Corp.	58,520	6,976,754
PACCAR, Inc.(a)	235,020	13,494,849

		59,959,730

Media - 2.3%
CBS Corp. - Class B	492,060	9,373,743
Walt Disney Co. (The)	444,220	16,662,692

		26,036,435

Metals & Mining - 3.3%
Freeport-McMoRan Copper & Gold, Inc.	103,620	12,443,726
Walter Energy, Inc.	93,950	12,010,568
Yamana Gold, Inc.	1,034,240	13,238,272

		37,692,566

Multiline Retail - 2.1%
Kohl’s Corp.*(a)	205,790	11,182,629
Target Corp.	211,380	12,710,279

		23,892,908

Oil, Gas & Consumable Fuels - 7.6%
Chevron Corp.	399,115	36,419,244
Continental Resources, Inc.*(a)	177,940	10,471,769
Devon Energy Corp.	170,665	13,398,909
Occidental Petroleum Corp.	118,820	11,656,242
Whiting Petroleum Corp.*	120,620	14,135,458

		86,081,622

Pharmaceuticals - 4.3%
Abbott Laboratories	109,570	5,249,499
Allergan, Inc.	131,235	9,011,907
Merck & Co., Inc.	228,370	8,230,455
Perrigo Co.(a)	95,070	6,020,783
Shire plc (ADR)	124,300	8,996,834
Teva Pharmaceutical Industries, Ltd. (ADR)	207,155	10,798,990

		48,308,468

Security Description	Shares/Par Amount	Value

Professional Services - 1.0%
Manpower, Inc.	171,690	$10,775,264

Real Estate Investment Trusts - 0.9%
Host Hotels & Resorts, Inc.	539,620	9,643,009

Real Estate Management & Development - 1.1%
CB Richard Ellis Group, Inc. - Class A*	592,040	12,124,979

Road & Rail - 0.9%
CSX Corp.	162,530	10,501,063

Semiconductors & Semiconductor Equipment - 2.0%
Broadcom Corp. - Class A	247,095	10,760,987
Marvell Technology Group, Ltd.*	652,690	12,107,400

		22,868,387

Software - 5.0%
Autodesk, Inc.*	318,130	12,152,566
Check Point Software Technologies, Ltd.*	240,470	11,124,142
Intuit, Inc.*	92,220	4,546,446
Microsoft Corp.	318,025	8,879,258
Oracle Corp.	625,745	19,585,819

		56,288,231

Specialty Retail - 1.9%
Limited Brands, Inc.	350,150	10,760,110
Tiffany & Co.(a)	179,850	11,199,259

		21,959,369

Textiles, Apparel & Luxury Goods - 0.8%
NIKE, Inc. - Class B(a)	107,675	9,197,599

Wireless Telecommunication Services - 1.6%
American Tower Corp. - Class A*	339,060	17,509,058

Total Common Stocks (Cost $899,246,702)		1,096,258,458

Short-Term Investments - 7.2%
Mutual Funds - 4.0%
State Street Navigator Securities Lending Prime Portfolio(b)	45,000,895	45,000,895

Repurchase Agreements - 3.2%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $11,444,201 on 01/03/11 collateralized by $11,615,000 Federal Farm Credit Bank. at 2.970% due 05/18/15 with a value of $11,673,075.	$11,444,191	11,444,191

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Par Amount	Value

Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $24,540,829 on 01/03/11 collateralized by $25,415,000 Federal Farm Credit Bank. at 1.500% due 04/28/15 with a value of $25,033,775.	$24,540,809	$24,540,809

Total Short-Term Investments (Cost $80,985,895)		80,985,895

Total Investments - 104.2% (Cost $980,232,597#)		1,177,244,353

Other Assets and Liabilities (net) - (4.2)%		(47,684,568)

Net Assets - 100.0%		$1,129,559,785

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $986,929,900. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $204,859,298 and $14,544,845, respectively, resulting in a net unrealized appreciation of $190,314,453.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $57,606,786 and the collateral received consisted of cash in the amount of $45,000,895 and non-cash collateral with a value of $14,086,763. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statements of Assets and Liabilities.
(b)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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Rainier Large Cap Equity Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,096,258,458	$—	$—	$1,096,258,458
Short-Term Investments
Mutual Funds	45,000,895	—	—	45,000,895
Repurchase Agreements	—	35,985,000	—	35,985,000
Total Short-Term Investments	45,000,895	35,985,000	—	80,985,895
Total Investments	$1,141,259,353	$35,985,000	$—	$1,177,244,353

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$1,141,259,353
Repurchase Agreements	35,985,000
Cash	208
Receivable for investments sold	2,429,277
Receivable for shares sold	470,144
Dividends receivable	859,727

Total assets	1,181,003,709

Liabilities
Payables for:
Investments purchased	5,645,522
Shares redeemed	99,292
Collateral for securities loaned	45,000,895
Accrued Expenses:
Management fees	617,015
Distribution and service fees - Class B	12,144
Administration fees	5,162
Custodian and accounting fees	6,307
Deferred trustees’ fees	16,302
Other expenses	41,285

Total liabilities	51,443,924

Net Assets	$1,129,559,785

Net Assets Represented by
Paid in surplus	$1,145,449,416
Accumulated net realized loss	(219,559,657)
Unrealized appreciation on investments	197,011,756
Undistributed net investment income	6,658,270

Net Assets	$1,129,559,785

Net Assets
Class A	$1,068,206,728
Class B	61,353,057
Capital Shares Outstanding*
Class A	131,574,257
Class B	7,583,314
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.12
Class B	8.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $944,247,597.
(b)	Includes securities loaned at value of $57,606,786.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$13,304,531
Interest (b)	130,585

Total investment income	13,435,116

Expenses
Management fees	6,368,112
Administration fees	57,974
Custodian and accounting fees	77,534
Distribution and service fees - Class B	108,476
Audit and tax services	33,973
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	34,804
Insurance	2,758
Miscellaneous	14,699

Total expenses	6,769,265
Less broker commission recapture	(31,124)

Net expenses	6,738,141

Net investment income	6,696,975

Net Realized and Unrealized Gain on Investments
Net realized gain on investments	63,432,824
Net change in unrealized appreciation on investments	81,937,899

Net realized and unrealized gain on investments	145,370,723

Net Increase in Net Assets from Operations	$152,067,698

(a)	Net of foreign withholding taxes of $134,825.
(b)	Includes net income on securities loaned of $127,528.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$6,696,975	$6,107,921
Net realized gain (loss) on investments	63,432,824	(134,408,923)
Net change in unrealized appreciation on investments	81,937,899	299,317,794

Net increase in net assets resulting from operations	152,067,698	171,016,792

Distributions to Shareholders
From net investment income
Class A	(5,896,956)	(5,489,645)
Class B	(180,082)	(279,563)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(6,077,038)	(5,769,208)

Net increase in net assets from capital share transactions	55,687,648	212,336,271

Net Increase in Net Assets	201,678,308	377,583,855
Net assets at beginning of period	927,881,477	550,297,622

Net assets at end of period	$1,129,559,785	$927,881,477

Undistributed net investment income at end of period	$6,658,270	$6,069,457

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	16,106,217	$115,579,275	39,223,284	$231,407,891
Reinvestments	776,938	5,896,956	992,703	5,489,645
Redemptions	(10,647,218)	(77,505,877)	(4,937,473)	(29,735,162)

Net increase	6,235,937	$43,970,354	35,278,514	$207,162,374

Class B
Sales	3,672,002	$27,549,585	3,819,699	$23,453,140
Reinvestments	23,757	180,082	50,554	279,563
Redemptions	(2,204,775)	(16,012,373)	(3,076,974)	(18,558,806)

Net increase	1,490,984	$11,717,294	793,279	$5,173,897

Increase derived from capital shares transactions		$55,687,648		$212,336,271

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$7.06	$5.77	$10.00	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.05	0.05	0.07	0.01
Net Realized and Unrealized Gain (loss) on Investments	1.06	1.30	(4.20)	0.00	++

Total From Investment Operations	1.11	1.35	(4.13)	0.01

Less Distributions
Distributions from Net Investment Income	(0.05)	(0.06)	—	(0.01)
Distributions from Net Realized Capital Gains	—	—	(0.10)	—

Total Distributions	(0.05)	(0.06)	(0.10)	(0.01)

Net Asset Value, End of Period	$8.12	$7.06	$5.77	$10.00

Total Return (%)	15.70	23.68	(41.70)	0.09

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.69	0.70	0.70	0.75	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.69	0.70	0.69	0.75	*
Ratio of Net Investment Income to Average Net Assets (%)	0.71	0.86	0.85	0.71	*
Portfolio Turnover Rate (%)	84.3	91.3	97.5	11.2
Net Assets, End of Period (in millions)	$1,068.2	$885.0	$519.8	$771.8

	Class B
	Year Ended December 31,
	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$7.04	$5.76	$10.00	$10.00

Income (Loss) from Investment Operations
Net Investment Income(a)	0.03	0.04	0.05	0.00	+
Net Realized and Unrealized Gain (Loss) on Investments	1.05	1.29	(4.19)	0.01

Total From Investment Operations	1.08	1.33	(4.14)	0.01

Less Distributions
Distributions from Net Investment Income	(0.03)	(0.05)	—	(0.01)
Distributions from Net Realized Capital Gains	—	—	(0.10)	—

Total Distributions	(0.03)	(0.05)	(0.10)	(0.01)

Net Asset Value, End of Period	$8.09	$7.04	$5.76	$10.00

Total Return (%)	15.38	23.25	(41.80)	0.07

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.94	0.95	0.96	1.04	*
Ratio of Net Expenses to Average Net Assets (%)(c)	0.94	0.95	0.94	1.02	*
Ratio of Net Investment Income to Average Net Assets (%)	0.46	0.61	0.63	0.27	*
Portfolio Turnover Rate (%)	84.3	91.3	97.5	11.2
Net Assets, End of Period (in millions)	$61.4	$42.9	$30.5	$8.0

*	Annualized
+	Net investment income was less than $0.01.
++	Net realized and unrealized gain (loss) on investments was less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—11/01/2007.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Rainier Large Cap Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio

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MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

(the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Rainier Investment Management, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

14

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$6,368,112	0.700%	First $150 Million

	0.675%	$150 Million to $300 Million

	0.650%	$300 Million to $1 Billion

	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement for the Portfolio continued in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Expense Limitation Agreement
Class A	Class B

0.80%	1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2010, there was no longer an expense cap for the Portfolio, and as of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

15

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$837,821,242	$—	$782,201,896

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2008	2010	2009

$6,077,038	$5,769,208	$—	$—	$6,077,038	$5,769,208

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total

$6,674,572	$—	$190,314,453	$(212,862,353)	$(15,873,328)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$18,995,683	$193,866,670	$212,862,353

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to

16

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

17

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Rainier Large Cap Equity Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Rainer Large Cap Equity Portfolio of the Met Investor Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Rainier Large Cap Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of

[1]	The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

22

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Rainier Large Cap Equity Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2010. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one- year period ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Sub-Adviser’s investment style and the strong long-term performance record of the Portfolio’s comparable retail fund. The Board also took into consideration that the Portfolio commenced operations on November 1, 2007, at the outset of the recent severe economic downturn. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

23

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Rainier Large Cap Equity Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, below the Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

24

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Rainier Large Cap Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

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Met Investors Series Trust RCM Technology Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Managed by RCM Capital Management, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the RCM Technology Portfolio returned 28.27%, 27.69%, and 27.93%, respectively. The Portfolio’s benchmarks, the NASDAQ Composite Index1 and the S&P North American Technology Sector Index2, returned 16.91% and 12.65%, respectively.

Market Environment/Conditions

The Technology sector saw significant fluctuation in 2010, but the ups and downs ultimately resulted in a positive trend by year-end. After the strong performance by technology stocks in 2009, during which investors embraced risk, the upward trend ended abruptly in the first few months of 2010. In January and February investors began to focus on whether the US economic recovery would continue as government stimulus programs matured. Many forecasters talked of a possible double dip. At the same time, the Chinese government began to take the first measures to slow housing inflation in its larger cities. And finally, the risk premium on the government bonds of several European countries began to rise dramatically forecasting the potential that one or several governments could default on its debt obligations. As a result, the stock market and the Technology sector had a sharp correction in the first few months of the year. However, the European Union formulated a rescue plan, the Chinese economy continued to recover on export growth, and reports from US companies were encouraging. As a result, the stock market began a strong recovery in the latter part of the first quarter. But the character of the stocks that outperformed was marked by strong growth prospects and consistent upside to revenue and earnings expectations.

There was another similar crisis of confidence in the middle of the year, and many of the same issues resurfaced. Again, the European Community led by Germany made strong moves in support of the Euro and debt of the broader EU countries. The US Federal Reserve stated that it would embark on another Quantitative Easing program deemed “QE2”, and reduced short term interest rates below 1%. As a result, the stock market began a recovery that largely continued through the rest of the year.

Portfolio Review/Current Positioning

Many investors have identified “cloud computing” as a major paradigm shift for the Technology industry, but during the first quarter weakness, we recognized that this shift represented a threat to the continued growth of a number of large technology companies. We reduced our holdings in those large tech stocks threatened by the cloud. Meanwhile, we increased stocks of the companies driving the cloud, such as Riverbed and SuccessFactors. During the year, we added Intuit and TIBCO to this group. All of these stocks went up at least 50% for the year and contributed to the Portfolio’s outperformance of the benchmark. An exception to this theme was our underweight in Oracle Corp. which presented a negative performance result to the Portfolio for the same time period.

One of our larger positions, Apple, continued to execute during the year, with big hit products such as the iPhone 4 and iPad tablet computers. As a result of the popularity for the iPad and the desire for consumers to stream content directly to personal devices, our shares of Netflix also rose substantially and was a top positive contributor.

Unfortunately, not everything worked out as we hoped in 2010. Our alternative energy investments generally were disappointing though the industry grew far more than expected. Concern over the risk of lower government subsidies in Germany caused the stocks to sell off during the year. Top detractors included SunPower, First Solar and Aixtron. Our Chinese stocks were a mixed result. Baidu contributed to performance as Google retreated from the Chinese search market but companies such as Tencent hurt relative performance.

In terms of sector positioning during the year, we raised our exposure to communications equipment as we believe some of the cloud computing companies in this area appear very attractive in the current environment. Likewise, we raised our semiconductor exposure, with the view that upcoming device launches could benefit select component suppliers trading at discounted valuations. We reduced our hardware position, reflecting our view that less nimble large-cap tech companies such as IBM, EMC, Hewlett Packard, and NetApp would have a more difficult time facing the threat of more nimble pure-play cloud companies. Lastly, we raised our exposure and then subsequently took profits from our exposure to the automotive sector, investing in the leadership electronic automotive company, Tesla, which launched its initial public offering during the year.

Walter Price, Jr, CFA

Managing Director

Senior Analyst, Portfolio Manager

Huachen Chen, CFA

Senior Portfolio Manager

RCM Capital Management, LLC.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an

1

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Managed by RCM Capital Management, LLC

Portfolio Manager Commentary* (continued)

indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Apple, Inc.	11.7
Google, Inc. - Class A	5.1
Riverbed Technology, Inc.	4.3
Salesforce.com, Inc.	4.3
Netflix, Inc.	3.9
F5 Networks, Inc.	3.4
ADTRAN, Inc.	3.2
Intuit, Inc.	3.2
TIBCO Software, Inc.	3.0
Amazon.com, Inc.	3.0

Top Sectors

% of Market Value of Total Investments
Technology	49.3
Communications	30.0
Short-Term Investments	11.4
Industrials	6.6
Non-Cyclical	2.0
Energy	0.6
Cyclical	0.1

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RCM Technology Portfolio

RCM Technology Portfolio managed by

RCM Capital Management, LLC vs. NASDAQ Composite Index1 and S&P North American Technology Sector Index2

	Average Annual Return[3] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[4]
RCM Technology Portfolio—Class A	28.27%	9.59%	0.10%
Class B	27.69%	9.33%	(2.29)%
Class E	27.93%	9.44%	4.75%
NASDAQ Composite Index[1]	16.91%	3.76%	0.72%
S&P North American Technology Sector Index[2]	12.65%	5.83%	(0.93)%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

2The S&P North American Technology Sector Index is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/2001.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

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RCM Technology Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.97%	$1,000.00	$1,357.30	$5.76
Hypothetical*	0.97%	1,000.00	1,020.32	4.94

Class B
Actual	1.22%	$1,000.00	$1,353.30	$7.24
Hypothetical*	1.22%	1,000.00	1,019.06	6.21

Class E
Actual	1.12%	$1,000.00	$1,354.90	$6.65
Hypothetical*	1.12%	1,000.00	1,019.56	5.70

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

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RCM Technology Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 94.3%
Auto Components - 0.1%
Johnson Controls, Inc.	12,270	$468,714

Automobiles - 0.0%
Tesla Motors, Inc.*(a)	1,580	42,075

Capital Markets - 0.0%
Epistar Corp. Depositary Receipts (GDR)(144A)(b)(d)	4,975	90,861

Communications Equipment - 13.5%
Acme Packet, Inc.*(a)	72,500	3,854,100
ADTRAN, Inc.(a)	308,875	11,184,364
Cisco Systems, Inc.*	27,690	560,169
F5 Networks, Inc.*(a)	91,335	11,888,163
Polycom, Inc.*(a)	27,290	1,063,764
QUALCOMM, Inc.	63,340	3,134,697
Riverbed Technology, Inc.*(a)	423,460	14,893,088

		46,578,345

Computers & Peripherals - 12.0%
Acer, Inc. (GDR)	1,701	26,513
Apple, Inc.*	124,860	40,274,842
Hewlett-Packard Co.	22,540	948,934

		41,250,289

Electrical Equipment - 0.6%
Cooper Industries plc	24,865	1,449,381
Nidec Corp.	6,200	625,676

		2,075,057

Electronic Equipment, Instruments & Components - 5.6%
Amphenol Corp. - Class A(a)	82,715	4,365,698
Dolby Laboratories, Inc. - Class A*(a)	24,400	1,627,480
Hitachi, Ltd.	1,415,000	7,537,662
LG Display Co., Ltd. (ADR)(a)	119,105	2,114,114
Nippon Electric Glass Co., Ltd.	257,000	3,683,005

		19,327,959

Hotels, Restaurants & Leisure - 0.5%
Ctrip.com International, Ltd. (ADR)*	39,000	1,577,550

Internet & Catalog Retail - 6.9%
Amazon.com, Inc.*	57,860	10,414,800
E-Commerce China Dangdang, Inc. (ADR)*(a)	9,828	266,044
Netflix, Inc.*(a)	75,560	13,275,892

		23,956,736

Internet Software & Services - 12.3%
Baidu, Inc. (ADR)*	95,300	9,199,309
ChinaCache International Holdings, Ltd. (ADR)*(a)	5,868	122,054
Google, Inc. - Class A*	29,400	17,462,718
NetEase.com, Inc. (ADR)*	128,495	4,645,094

Security Description	Shares	Value

Internet Software & Services - continued
SINA Corp.*(a)	75,300	$5,182,146
Tencent Holdings, Ltd.	1,800	39,586
Yahoo!, Inc.*(a)	324,400	5,394,772
Youku.com, Inc. (ADR)*(a)	5,312	185,973

		42,231,652

IT Services - 1.5%
Cognizant Technology Solutions Corp. - Class A*	72,290	5,298,134

Semiconductors & Semiconductor Equipment - 20.2%
Aixtron AG	121,760	4,506,337
Analog Devices, Inc.	196,625	7,406,864
Atmel Corp.*	87,835	1,082,127
Avago Technologies, Ltd.(a)	128,800	3,666,936
Broadcom Corp. - Class A	158,560	6,905,288
Cirrus Logic, Inc.*(a)	39,595	632,728
Cree, Inc.*(a)	149,485	9,849,567
Cypress Semiconductor Corp.*(a)	276,885	5,144,523
First Solar, Inc.*	16,210	2,109,569
ON Semiconductor Corp.*(a)	405,470	4,006,044
Skyworks Solutions, Inc.*(a)	222,500	6,370,175
SMA Solar Technology AG	2,285	212,757
Spansion, Inc. - Class A*	55,518	1,149,223
SunPower Corp. - Class B*(a)	197,300	2,448,493
Texas Instruments, Inc.	270,100	8,778,250
Veeco Instruments, Inc.*(a)	126,700	5,443,032

		69,711,913

Software - 21.0%
Citrix Systems, Inc.*	136,430	9,333,176
Informatica Corp.*(a)	99,165	4,366,235
Intuit, Inc.*(a)	225,380	11,111,234
Longtop Financial Technologies, Ltd. (ADR)*(a)	68,800	2,489,184
Microsoft Corp.	162,445	4,535,465
Red Hat, Inc.*	167,885	7,663,950
Salesforce.com, Inc.*(a)	111,055	14,659,260
SuccessFactors, Inc.*(a)	257,160	7,447,354
TIBCO Software, Inc.*	531,185	10,469,656
VMware, Inc. - Class A*(a)	1,905	169,374

		72,244,888

Wireless Telecommunication Services - 0.1%
American Tower Corp. - Class A*	3,695	190,810

Total Common Stocks (Cost $241,442,664)		325,044,983

Investment Company - 0.0%
iShares FTSE/Xinhua A50 China Index ETF (Cost - $123,628)	72,800	119,285

See accompanying notes to financial statements.

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RCM Technology Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Short-Term Investments - 12.1%
Mutual Funds - 6.4%
State Street Navigator Securities Lending Prime Portfolio(c)	22,107,321	$22,107,321

Repurchase Agreement - 5.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $19,549,016 on 01/03/11 collateralized by $19,940,000 Federal National Mortgage Association at 1.250% due 09/30/13 with a value of $19,940,000.	$19,549,000	19,549,000

Total Short-Term Investments (Cost $41,656,321)		41,656,321

Total Investments - 106.4% (Cost $283,222,613#)		366,820,589

Other Assets and Liabilities (net) - (6.4)%		(22,069,076)

Net Assets - 100.0%		$344,751,513

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $288,469,791. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $84,566,796 and $6,215,998, respectively, resulting in a net unrealized appreciation of $78,350,798.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $21,358,265 and the collateral received consisted of cash in the amount of $22,107,321. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2010, the market value of 144A securities was $90,861, which is 0.0% of the Portfolio’s net assets.
(c)	Represents investment of collateral received from securities lending transactions.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
GDR	- A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

See accompanying notes to financial statements.

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RCM Technology Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Components	$468,714	$—	$—	$468,714
Automobiles	42,075	—	—	42,075
Capital Markets	—	—	90,861	90,861
Communications Equipment	46,578,345	—	—	46,578,345
Computers & Peripherals	41,250,289	—	—	41,250,289
Electrical Equipment	1,449,381	625,676	—	2,075,057
Electronic Equipment, Instruments & Components	8,107,292	11,220,667	—	19,327,959
Hotels, Restaurants & Leisure	1,577,550	—	—	1,577,550
Internet & Catalog Retail	23,956,736	—	—	23,956,736
Internet Software & Services	42,192,066	39,586	—	42,231,652
IT Services	5,298,134	—	—	5,298,134
Semiconductors & Semiconductor Equipment	64,992,819	4,719,094	—	69,711,913
Software	72,244,888	—	—	72,244,888
Wireless Telecommunication Services	190,810	—	—	190,810
Total Common Stocks	308,349,099	16,605,023	90,861	325,044,983
Total Investment Company	—	119,285	—	119,285
Short-Term Investments
Mutual Funds	22,107,321	—	—	22,107,321
Repurchase Agreement	—	19,549,000	—	19,549,000
Total Short-Term Investments	22,107,321	19,549,000	—	41,656,321
Total Investments	$330,456,420	$36,273,308	$90,861	$366,820,589

See accompanying notes to financial statements.

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RCM Technology Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2009	Realized Loss	Change in Unrealized Appreciation	Purchases	Sales	Balance as of December 31, 2010	Change in Unrealized Appreciation for Investments still held at December 31, 2010
Common Stocks
Capital Markets	$—	$(769,783)	$12,543	$3,617,824	$(2,769,723)	$90,861	$12,543

Total	$—	$(769,783)	$12,543	$3,617,824	$(2,769,723)	$90,861	$12,543

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$347,271,589
Repurchase Agreement	19,549,000
Cash	452
Cash denominated in foreign currencies (c)	16,169
Receivable for investments sold	1,881,373
Receivable for shares sold	520,406
Dividends receivable	9,922

Total assets	369,248,911

Liabilities
Payables for:
Investments purchased	527,293
Shares redeemed	1,469,713
Collateral for securities loaned	22,107,321
Accrued Expenses:
Management fees	258,457
Distribution and service fees - Class B	52,509
Distribution and service fees - Class E	3,087
Administration fees	1,864
Custodian and accounting fees	5,160
Deferred trustees’ fees	16,302
Other expenses	55,692

Total liabilities	24,497,398

Net Assets	$344,751,513

Net Assets Represented by
Paid in surplus	$269,973,901
Accumulated net realized loss	(7,156,596)
Unrealized appreciation on investments and foreign currency transactions	83,597,991
Distributions in excess of net investment income	(1,663,783)

Net Assets	$344,751,513

Net Assets
Class A	$74,328,425
Class B	246,199,845
Class E	24,223,243
Capital Shares Outstanding*
Class A	15,174,287
Class B	51,790,321
Class E	5,032,912
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$4.90
Class B	4.75
Class E	4.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $263,673,613.
(b)	Includes securities loaned at value of $21,358,265.
(c)	Identified cost of cash denominated in foreign currencies was $16,154.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$1,024,726
Interest (b)	135,740

Total investment income	1,160,466

Expenses
Management fees	2,457,791
Administration fees	19,748
Custodian and accounting fees	60,039
Distribution and service fees - Class B	496,596
Distribution and service fees - Class E	30,707
Audit and tax services	36,289
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	54,197
Insurance	1,241
Miscellaneous	9,770

Total expenses	3,237,313
Less broker commission recapture	(96,759)

Net expenses	3,140,554

Net investment loss	(1,980,088)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	33,694,312
Foreign currency transactions	5,426

Net realized gain on investments and foreign currency transactions	33,699,738

Net change in unrealized appreciation (depreciation) on:
Investments	40,319,849
Foreign currency transactions	(57)

Net change in unrealized appreciation on investments and foreign currency transactions	40,319,792

Net realized and unrealized gain on investments and foreign currency transactions	74,019,530

Net Increase in Net Assets from Operations	$72,039,442

(a)	Net of foreign withholdings taxes of $15,680.
(b)	Includes net income on securities loaned of $134,328.

See accompanying notes to financial statements.

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RCM Technology Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(1,980,088)	$(588,865)
Net realized gain (loss) on investments and foreign currency transactions	33,699,738	(5,437,540)
Net change in unrealized appreciation on investments and foreign currency transactions	40,319,792	88,875,674

Net increase in net assets resulting from operations	72,039,442	82,849,269

Distributions to Shareholders
From net investment income
Class A	—	—
Class B	—	—
Class E	—	—
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	—	—

Net increase in net assets from capital share transactions	21,745,916	42,092,540

Net Increase in Net Assets	93,785,358	124,941,809
Net assets at beginning of period	250,966,155	126,024,346

Net assets at end of period	$344,751,513	$250,966,155

Distributions in excess of net investment loss at end of period	$(1,663,783)	$(7,518)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	5,539,350	$23,137,398	5,970,261	$18,278,019
Reinvestments	—	—	—	—
Redemptions	(5,503,462)	(21,946,271)	(3,776,601)	(10,942,565)

Net increase	35,888	$1,191,127	2,193,660	$7,335,454

Class B
Sales	19,716,529	$78,480,144	20,274,259	$60,438,358
Reinvestments	—	—	—	—
Redemptions	(14,598,524)	(57,255,573)	(9,401,835)	(27,210,941)

Net increase	5,118,005	$21,224,571	10,872,424	$33,227,417

Class E
Sales	1,567,423	$6,400,897	1,803,937	$5,345,729
Reinvestments	—	—	—	—
Redemptions	(1,801,642)	(7,070,679)	(1,295,036)	(3,816,060)

Net increase (decrease)	(234,219)	$(669,782)	508,901	$1,529,669

Increase derived from capital shares transactions		$21,745,916		$42,092,540

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$3.82	$2.40	$6.82	$5.39	$5.11

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	(0.02)	(0.00)+	0.00 +	(0.01)	(0.03)
Net Realized and Unrealized Gain (loss) on Investments	1.10	1.42	(2.19)	1.66	0.31

Total From Investment Operations	1.08	1.42	(2.19)	1.65	0.28

Less Distributions
Distributions from Net Investment Income	—	—	(0.72)	—	—
Distributions from Net Realized Capital Gains	—	—	(1.51)	(0.22)	—

Total Distributions	—	—	(2.23)	(0.22)	—

Net Asset Value, End of Period	$4.90	$3.82	$2.40	$6.82	$5.39

Total Return (%)	28.27	59.17	(44.25)	31.67	5.48

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.97	0.96	0.97	0.97	1.06 (b)
Ratio of Net Expenses to Average Net Assets (%)(c)	0.97	0.96	0.95	0.95	1.02
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.52)	(0.15)	0.00 ++	(0.20)	(0.57)
Portfolio Turnover Rate (%)	160.6	138.2	181.1	206.8	265.0
Net Assets, End of Period (in millions)	$74.3	$57.8	$31.0	$64.8	$184.8

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$3.71	$2.34	$6.72	$5.32	$5.05

Income (Loss) from Investment Operations
Net Investment Loss(a)	(0.03)	(0.01)	(0.01)	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.07	1.38	(2.15)	1.65	0.31

Total From Investment Operations	1.04	1.37	(2.16)	1.62	0.27

Less Distributions
Distributions from Net Investment Income	—	—	(0.71)	—	—
Distributions from Net Realized Capital Gains	—	—	(1.51)	(0.22)	—

Total Distributions	—	—	(2.22)	(0.22)	—

Net Asset Value, End of Period	$4.75	$3.71	$2.34	$6.72	$5.32

Total Return (%)	27.69	58.97	(44.45)	31.52	5.35

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.22	1.21	1.22	1.27	1.31 (b)
Ratio of Net Expenses to Average Net Assets (%)(c)	1.22	1.21	1.20	1.24	1.28
Ratio of Net Investment Loss to Average Net Assets (%)	(0.77)	(0.40)	(0.25)	(0.51)	(0.83)
Portfolio Turnover Rate (%)	160.6	138.2	181.1	206.8	265.0
Net Assets, End of Period (in millions)	$246.2	$173.4	$83.7	$160.4	$91.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$3.76	$2.36	$6.76	$5.34	$5.07

Income (Loss) from Investment Operations
Net Investment Loss(a)	(0.03)	(0.01)	(0.01)	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.08	1.41	(2.16)	1.67	0.31

Total From Investment Operations	1.05	1.40	(2.17)	1.64	0.27

Less Distributions
Distributions from Net Investment Income	—	—	(0.72)	—	—
Distributions from Net Realized Capital Gains	—	—	(1.51)	(0.22)	—

Total Distributions	—	—	(2.23)	(0.22)	—

Net Asset Value, End of Period	$4.81	$3.76	$2.36	$6.76	$5.34

Total Return (%)	27.93	59.32	(44.49)	31.78	5.33

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.12	1.11	1.12	1.18	1.21 (b)
Ratio of Net Expenses to Average Net Assets (%)(c)	1.12	1.11	1.09	1.14	1.18
Ratio of Net Investment Loss to Average Net Assets (%)	(0.67)	(0.29)	(0.15)	(0.42)	(0.74)
Portfolio Turnover Rate (%)	160.6	138.2	181.1	206.8	265.0
Net Assets, End of Period (in millions)	$24.2	$19.8	$11.2	$27.1	$16.7

+	Net investment income (loss) was less than $0.01/($0.01).
++	Ratio of net investment loss to average net assets was less than 0.01%.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is RCM Technology Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts to sell limit the

14

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The

15

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with RCM Capital Management, LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$2,457,791	0.88%	First $500 Million

	0.85%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2010. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Expense Limitation Agreement
Class A	Class B	Class E

1.10%	1.35%	1.25%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2010, there was no longer an expense cap for the Portfolio, and as of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

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MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$430,992,141	$—	$422,913,100

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2010 and 2009.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$78,350,813	$(3,556,899)	$74,793,914

17

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$3,556,899	$3,556,899

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

8. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the RCM Technology Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RCM Technology Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the RCM Technology Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

[1]	The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

23

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the RCM Technology Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board also considered that the Portfolio outperformed its benchmarks, the NASDAQ Composite Index and the S&P North American Technology Sector Index, for the one-, three- and five- year periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

24

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the RCM Technology Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and below the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

25

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the RCM Technology Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its contractual management fee would be triggered. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Met Investors Series Trust SSgA Growth and Income ETF Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the SSgA Growth and Income ETF Portfolio returned 12.61%, 12.24%, and 12.34%, respectively. The Portfolio’s benchmark, the MSCI ACWI (All Country World Index)1, returned 12.67%.

Market Environment/Conditions

The year began strong but quickly gave way to declining economic growth expectations, heightened fears of deflation, and renewed risk aversion as the summer months approached. A series of reversals in equity returns served to confound investors into the fall, when a full fledged equity rally began. Keeping the underpinnings firm at the outset of the rally were ongoing accommodation from major central banks, continued healing of credit conditions, and plenty of solid reports on corporate earnings. The flies in the ointment came from Asia, where simmering inflation and signs of a shift to tighter policies gave risk appetites a mild hiccup, and also from Europe, where sovereign debt worries afflicted several Mediterranean nations and dimmed the outlook for growth in the Eurozone. Unfortunately, the dimming growth outlook spread beyond Europe and the second quarter was characterized not by hiccups, but by ailments of a more acute variety as investor risk appetites vanished and equities gave back their early 2010 gains.

The second quarter was particularly severe for investors. Moderation in a number of leading indicators captured considerable attention, but hardly seemed severe enough to unleash the steady distribution that took hold from mid-April onward. Although credit conditions worsened through May and June, with particular angst showing up in Europe, the scale and breadth of the deterioration looked tame relative to the conflagration that swept through the financial markets in late 2008. Still, because investor sentiment persisted at frothy levels through the early weeks of April, the mere suggestion of softening profit prospects and tighter money brought a stark interruption to the sustained appreciation of risky assets that had taken hold after March 2009.

The second half of the year hailed positive returns broadly across asset classes, particularly in riskier assets. Despite the resurgence in equities, bond markets conceded little of their steady 2010 progress until the fourth quarter when increasing real yields were met with modest upward adjustments to inflation expectations. With major central banks holding target interest rates at minimal levels, fixed income continued to benefit from steady fund flows and resilient demand for yield early on; but, just as yields started backing up, investors started to shed their fixed income exposures. Worrisome military tensions on the Korean peninsula and lingering debt concerns in Europe loomed as recurring threats to investor sentiment, but global financial markets focused instead on a brightening economic outlook. Enthusiasm picked up slowly at first, as mixed employment data and fragile consumer confidence in the US blunted the impact of solid third-quarter earnings reports, while moves to tighter money in China fueled Asian growth concerns. But the anticipation and early November arrival of expanded quantitative easing by the US Federal Reserve muted activity worries, and subsequent gains in private payrolls, purchasing manager surveys, and auto sales gave a better cast to incoming data.

On the whole, 2010 ushered in broadly positive returns across most assets; yet the gains achieved in this past year were not without similar levels of volatility that had persisted in 2008 and 2009. Equities made meaningful advances ranging from roughly 10-30% depending on the particular market, but it was critically important to be invested in the latter part of the year. In the US, over half of the 2010 appreciation came in the last three months of the year, with December alone contributing roughly 40% of the annual return. In contrast, fixed income investors would have been better served elsewhere during the latter part of the year, but bonds still returned sturdy results in the mid single digits for the year. And while yields made a meaningful move south over the course of the full period, the year-on-year comparison masks significant variation with the 10 year note peaking at almost 4% in April before reaching a low of 2.4% in October as additional monetary stimulus was becoming priced into the market. Ultimately, the slowly progressing economic recovery, coupled with reasonably solid corporate earnings and some extra support from the Fed left most investments in a much improved condition at the close of the year.

Portfolio Review/Current Positioning

Though both stock and bond markets experienced an occasional falter, the year in its entirety brought investors solid gains as the Portfolio ticked up nearly 13% in absolute terms. On a relative basis, the Portfolio slightly trailed its custom benchmark which advanced a shade over 13%. From an attribution perspective, the ETFs (exchange-traded funds) held in the Portfolio managed, in large part, to effectively track their respective benchmarks and the source of the modest underperformance was from tactical asset allocation decisions.

Although the allocations of the Portfolio were adjusted throughout the course of the year, some broad themes persisted which contributed to the modest underperformance relative to the custom benchmark. Specifically, our positioning within equities as well as our continual underweight to Real Estate Investment Trusts (“REITs”) created a bit of a headwind. The Portfolio entered the year favoring large cap equities at the expense of small caps and was also overweight non-US stocks—both developed and emerging. Gradually we shifted out of larger cap companies and began to favor dividend paying equities as our signals pertaining to price momentum started to fade. And while the dividend trade contributed positively for much of the year, a sharp reversal occurred in the fourth quarter which nullified much of the benefit earned earlier in the year. And, despite their seemingly overvalued status, small caps continued to dominate their equity peers and our underweight position provided a drag on performance. In non-US markets, the overweight to non-US developed equities for the first half of the year impaired performance as those markets suffered somewhat more acutely during the May/June correction as currency losses added to the damage. In the real estate allocations, REITs continued to

1

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary* (continued)

surprise to the upside for much of 2010 and the underweight detracted from performance. Although the underweight was not great in magnitude it was relatively consistent, and REITs proved a resilient asset in 2010, beating most equity returns for the year.

In terms of positive contributions, our positioning within fixed income and commodities helped to generate solid performance results. Within fixed income, the Portfolio commenced the year with a significant underweight to aggregate bonds and an overweight to investment grade credit. Aside from the steep yield curve environment earlier in the year, all of our quantitative signals turned pessimistic on the outlook for bonds as leading economic indicators continue to rebound and momentum in fixed income was waning. As a result, we gradually increased the magnitude of our underweight. Also, due to spread compression in the investment grade credit universe, we incrementally traded out of the higher grade credits and into high yield bonds. Although high yield bonds entail inherently more risk, the trade-off proved worthwhile as the additional income helped steer the sector to nearly triple the returns earned in aggregate bonds and TIPS (Treasury Inflation Protected Securities). In the commodity space, the Portfolio held an opportunistic, out-of-index position in gold ranging from 3-5% during the year. For the year gold advanced nearly 30% making it the top performing asset in the Portfolio, and a key contributor from a tactical perspective.

Dan Farley, CFA

Chief Investment Officer—Multi Asset Class Solutions

SSgA Funds Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
SPDR Trust Series 1	22.5
Vanguard Total Bond Market ETF	14.0
SPDR Barclays Capital High Yield Bond ETF	13.6
iShares MSCI EAFE Index Fund	11.8
SPDR S&P Dividend ETF	9.2
Vanguard Emerging Markets ETF	8.0
Midcap SPDR Trust Series 1	4.1
iShares S&P SmallCap 600 Index Fund	2.9
SPDR Gold Trust	2.7
iShares Lehman Treasury Inflation Protected Securities Fund	2.0

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SSgA Growth and Income ETF Portfolio

SSgA Growth and Income ETF Portfolio managed by

SSgA Funds Management, Inc. vs. MSCI ACWI (All Country World Index)1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
SSgA Growth and Income ETF Portfolio—Class A	12.61%	—	3.87%
Class B	12.24%	4.35%	4.46%
Class E	12.34%	—	3.71%
MSCI ACWI (All Country World Index)[1]	12.67%	3.44%	3.92%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging markets indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 10/3/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)(b)
Actual	0.32%	$1,000.00	$1,164.30	$1.75
Hypothetical*	0.32%	1,000.00	1,023.59	1.63

Class B(a)(b)
Actual	0.57%	$1,000.00	$1,162.80	$3.11
Hypothetical*	0.57%	1,000.00	1,022.33	2.91

Class E(a)(b)
Actual	0.47%	$1,000.00	$1,162.60	$2.56
Hypothetical*	0.47%	1,000.00	1,022.84	2.40

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Investment Company Securities - 98.2%
iShares Gold Trust*	1,805,600	$25,097,840
iShares Lehman Treasury Inflation Protected Securities Fund	363,600	39,094,272
iShares MSCI Canada Index Fund(a)	702,500	21,777,500
iShares MSCI EAFE Index Fund(a)	3,958,800	230,520,924
iShares S&P SmallCap 600 Index Fund(a)	812,000	55,597,640
Midcap SPDR Trust Series 1	480,400	79,112,272
SPDR Barclays Capital High Yield Bond ETF(a)	6,663,510	264,607,982
SPDR DJ Wilshire International Real Estate ETF(a)	509,100	19,819,263
SPDR Gold Trust*	383,700	53,226,864
SPDR S&P Dividend ETF	3,453,200	179,497,336
SPDR S&P International Small Cap ETF	1,241,600	38,290,944
SPDR Trust Series 1	3,483,200	438,116,896
Vanguard Emerging Markets ETF	3,227,200	155,389,680
Vanguard REIT ETF(a)	682,900	37,812,173
Vanguard Total Bond Market ETF	3,402,700	273,134,729

Total Investment Company Securities (Cost $1,766,946,583)		1,911,096,315

Short-Term Investments - 2.7%
Mutual Funds - 2.7%
AIM STIT-STIC Prime Portfolio (The)	$40,213,669	$40,213,669
State Street Navigator Securities Lending Prime Portfolio(b)	11,566,163	11,566,163

Total Short-Term Investments (Cost $51,779,832)		51,779,832

Total Investments - 100.9% (Cost $1,818,726,415#)		1,962,876,147

Other Assets and Liabilities (net) - (0.9)%		(17,066,103)

Net Assets - 100.0%		$1,945,810,044

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $1,834,997,147. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $144,260,906 and $16,381,906, respectively, resulting in a net unrealized appreciation of $127,879,000.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $11,362,657 and the collateral received consisted of cash in the amount of $11,566,163. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$1,911,096,315	$—	$—	$1,911,096,315
Short-Term Investments
Mutual Funds	51,779,832	—	—	51,779,832
Total Short-Term Investments	51,779,832	—	—	51,779,832
Total Investments	$1,962,876,147	$—	$—	$1,962,876,147

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$1,962,876,147
Receivable for investments sold	22,762,476
Receivable for shares sold	2,721,283
Dividends receivable	8,567,550
Interest receivable	1,322

Total assets	1,996,928,778

Liabilities
Payables for:
Investments purchased	38,398,762
Shares redeemed	212,509
Collateral for securities loaned	11,566,163
Accrued Expenses:
Management fees	485,293
Distribution and service fees - Class B	389,836
Distribution and service fees - Class E	987
Administration fees	2,000
Custodian and accounting fees	2,591
Deferred trustees’ fees	16,302
Other expenses	44,291

Total liabilities	51,118,734

Net Assets	$1,945,810,044

Net Assets Represented by
Paid in surplus	$1,732,969,474
Accumulated net realized gain	27,731,446
Unrealized appreciation on investments	144,149,732
Undistributed net investment income	40,959,392

Net Assets	$1,945,810,044

Net Assets
Class A	$11,312,759
Class B	1,926,664,038
Class E	7,833,247
Capital Shares Outstanding*
Class A	985,624
Class B	168,550,285
Class E	684,450
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.48
Class B	11.43
Class E	11.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,818,726,415.
(b)	Includes securities loaned at value of $11,362,657.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Interest (a)	$175,337
Dividends from Underlying ETFs	50,350,577

Total investment income	50,525,914

Expenses
Management fees	3,877,433
Administration fees	24,000
Custodian and accounting fees	32,715
Distribution and service fees - Class B	3,070,904
Distribution and service fees - Class E	9,279
Audit and tax services	22,923
Legal	47,502
Trustees’ fees and expenses	24,650
Shareholder reporting	61,881
Insurance	10,843
Miscellaneous	10,830

Total expenses	7,192,960
Less management fee waiver	(49,315)

Net expenses	7,143,645

Net investment income	43,382,269

Net Realized and Unrealized Gain on Investments
Net realized gain on investments	36,902,892

Net change in unrealized appreciation on investments	92,990,566

Net realized and unrealized gain on investments	129,893,458

Net Increase in Net Assets from Operations	$173,275,727

(a)	Includes net income on securities loaned of $126,140.

See accompanying notes to financial statements.

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SSgA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$43,382,269	$14,148,557
Net realized gain (loss) on investments	36,902,892	(7,442,909)
Net change in unrealized appreciation on investments	92,990,566	93,075,046

Net increase in net assets resulting from operations	173,275,727	99,780,694

Distributions to Shareholders
From net investment income
Class A	(101,607)	(66,608)
Class B	(13,738,778)	(5,427,072)
Class E	(74,725)	(63,412)
From net realized gains
Class A	(332)	—
Class B	(47,963)	—
Class E	(260)	—

Net decrease in net assets resulting from distributions	(13,963,665)	(5,557,092)

Net increase in net assets from capital share transactions	1,037,619,795	477,924,577

Net Increase in Net Assets	1,196,931,857	572,148,179
Net assets at beginning of period	748,878,187	176,730,008

Net assets at end of period	$1,945,810,044	$748,878,187

Undistributed net investment income at end of period	$40,959,392	$14,148,532

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	632,247	$6,676,792	483,457	$4,437,590
Reinvestments	9,474	101,938	8,254	66,608
Redemption	(93,777)	(991,622)	(289,277)	(2,677,374)

Net increase	547,944	$5,787,108	202,434	$1,826,824

Class B
Sales	101,887,404	$1,082,104,069	55,514,450	$513,299,353
Reinvestments	1,283,682	13,786,741	673,334	5,427,072
Redemptions	(6,307,787)	(66,379,990)	(4,839,961)	(44,221,688)

Net increase	96,863,299	$1,029,510,820	51,347,823	$474,504,737

Class E
Sales	378,659	$3,993,332	264,337	$2,448,057
Reinvestments	6,982	74,985	7,867	63,412
Redemptions	(164,901)	(1,746,450)	(101,027)	(918,453)

Net increase	220,740	$2,321,867	171,177	$1,593,016

Increase derived from capital shares transactions		$1,037,619,795		$477,924,577

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007		2006(b)
Net Asset Value, Beginning of Period	$10.34	$8.49	$11.80	$11.13		$10.56

Income (Loss) from Investment Operations
Net Investment Income(a)	0.39	0.35	0.30	0.32		0.25
Net Realized and Unrealized Gain (Loss) on Investments	0.90	1.71	(3.15)	0.35		0.47

Total From Investment Operations	1.29	2.06	(2.85)	0.67		0.72

Less Distributions
Distributions from Net Investment Income	(0.15)	(0.21)	(0.22)	(0.00	)+	(0.15)
Distributions from Net Realized Capital Gains	(0.00)++	—	(0.24)	(0.00	)++	—

Total Distributions	(0.15)	(0.21)	(0.46)	(0.00	)+++	(0.15)

Net Asset Value, End of Period	$11.48	$10.34	$8.49	$11.80		$11.13

Total Return (%)	12.61	24.96	(24.87)	5.76		6.81

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.33	0.40	0.52 (c)	0.56	(c)	0.66	*
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.33	0.37	0.51	0.54		0.56	*
Ratio of Net Investment Income to Average Net Assets (%)(g)	3.64	3.80	2.97	2.67		3.42	*
Portfolio Turnover Rate (%)	32.6	21.9	165.9	37.3		23.2
Net Assets, End of Period (in millions)	$11.3	$4.5	$2.0	$1.6		$0.2

	Class B
	Year Ended December 31,
	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$10.32	$8.47	$11.77	$11.13		$10.11

Income (Loss) from Investment Operations
Net Investment Income(a)	0.37	0.34	0.27	0.20		0.17
Net Realized and Unrealized Gain (Loss) on Investments	0.88	1.70	(3.14)	0.44		1.02

Total from investment operations	1.25	2.04	(2.87)	0.64		1.19

Less Distributions
Distributions from Net Investment Income	(0.14)	(0.19)	(0.19)	(0.00	)+	(0.16)
Distributions from Net Realized Capital Gains	(0.00)++	—	(0.24)	(0.00	)++	(0.01)

Total Distributions	(0.14)	(0.19)	(0.43)	(0.00	)+++	(0.17)

Net Asset Value, End of Period	$11.43	$10.32	$8.47	$11.77		$11.13

Total Return (%)	12.24	24.89	(25.06)	5.40		11.73

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.58	0.65	0.78 (c)	0.79	(c)	0.84
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.58	0.62	0.75	0.77		0.80
Ratio of Net Investment Income to Average Net Assets (%)(g)	3.49	3.63	2.64	1.73		1.65
Portfolio Turnover Rate (%)	32.6	21.9	165.9	37.3		23.2
Net Assets, End of Period (in millions)	$1,926.7	$739.6	$172.3	$233.5		$203.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007		2006(b)
Net Asset Value, Beginning of Period	$10.32	$8.47	$11.77	$11.12		$10.56

Income (Loss) from Investment Operations
Net Investment Income(a)	0.35	0.33	0.31	0.23		0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.91	1.72	(3.16)	0.42		0.52

Total From Investment Operations	1.26	2.05	(2.85)	0.65		0.70

Less Distributions
Distributions from Net Investment Income	(0.14)	(0.20)	(0.21)	(0.00	)+	(0.14)
Distributions from Net Realized Capital Gains	(0.00)++	—	(0.24)	(0.00	)++	—

Total Distributions	(0.14)	(0.20)	(0.45)	(0.00	)+++	(0.14)

Net Asset Value, End of Period	$11.44	$10.32	$8.47	$11.77		$11.12

Total Return (%)	12.34	24.99	(25.01)	5.58		6.65

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.48	0.55	0.68 (c)	0.69	(c)	0.79	*
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.48	0.52	0.65	0.67		0.70	*
Ratio of Net Investment Income to Average Net Assets (%)(g)	3.35	3.59	3.09	1.98		2.52	*
Portfolio Turnover Rate (%)	32.6	21.9	165.9	37.3		23.2
Net Assets, End of Period (in millions)	$7.8	$4.8	$2.5	$1.9		$1.1

*	Annualized
+	Distributions from net investment income were less than $0.01.
++	Distributions from net realized capital gains were less than $0.01.
+++	Total distributions were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Excludes effect of deferred expense reimbursement—See Note 3 of the Notes to Financial Statements.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust, Series 1 and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares.

The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for the Underlying ETFs.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital distributions from underlying Exchange-Traded Funds, capital gain distributions from underlying Exchange-Traded Funds, deferred trustees compensation, adjustment from trust holding, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a

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SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$3,877,433	0.33%	First $500 Million

	0.30%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - For the period from May 1, 2009 through April 30, 2010, the Adviser contractually agreed to limit the management fee to the annual rate of 0.30% on the first $500 million of the Portfolio’s average daily net assets. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s

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SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

business, and Underlying ETFs’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.37%	0.62%	0.52%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,440,933,366	$—	$397,748,706

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$13,963,665	$5,557,092	$—	$—	$13,963,665	$5,557,092

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$52,494,233	$32,483,639	$127,879,000	$—	$212,856,872

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSgA Growth and Income ETF Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SSgA Growth and Income ETF Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the SSgA Growth and Income ETF Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the SSgA Growth and Income ETF Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2010, and outperformed the median of its Performance Universe and its Lipper Index for the three- year period ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the same periods ended September 30, 2010. The Board also noted the recent change in Subadviser of the Portfolio in September 2008, and that the Portfolio’s performance also reflected the performance of the prior sub-adviser. The Board also took into account the peer group used for comparative purposes. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The

20

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the SSgA Growth and Income ETF Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account the limited peer group in which the Portfolio was included for comparative purposes. The Board also noted that the advisory fee and the sub-advisory fee for the Portfolio had been lowered effective September 2008. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

21

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the SSgA Growth and Income ETF Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which the breakpoint to its contractual advisory fee would be triggered. The Board noted that the Portfolio’s management fees were in the range of the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the SSgA Growth and Income ETF Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Met Investors Series Trust SSgA Growth ETF Portfolio Annual Report	December 31, 2010

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the SSgA Growth ETF Portfolio returned 14.37%, 14.15%, and 14.17%, respectively. The Portfolio’s benchmark, the MSCI ACWI (All Country World Index)1, returned 12.67%.

Market Environment/Conditions

The year began strong but quickly gave way to declining economic growth expectations, heightened fears of deflation, and renewed risk aversion as the summer months approached. A series of reversals in equity returns served to confound investors into the fall, when a full fledged equity rally began. Keeping the underpinnings firm at the outset of the rally were ongoing accommodation from major central banks, continued healing of credit conditions, and plenty of solid reports on corporate earnings. The flies in the ointment came from Asia, where simmering inflation and signs of a shift to tighter policies gave risk appetites a mild hiccup, and also from Europe, where sovereign debt worries afflicted several Mediterranean nations and dimmed the outlook for growth in the Eurozone. Unfortunately, the dimming growth outlook spread beyond Europe and the second quarter was characterized not by hiccups, but by ailments of a more acute variety as investor risk appetites vanished and equities gave back their early 2010 gains.

The second quarter was particularly severe for investors. Moderation in a number of leading indicators captured considerable attention, but hardly seemed severe enough to unleash the steady distribution that took hold from mid-April onward. Although credit conditions worsened through May and June, with particular angst showing up in Europe, the scale and breadth of the deterioration looked tame relative to the conflagration that swept through the financial markets in late 2008. Still, because investor sentiment persisted at frothy levels through the early weeks of April, the mere suggestion of softening profit prospects and tighter money brought a stark interruption to the sustained appreciation of risky assets that had taken hold after March 2009.

The second half of the year hailed positive returns broadly across asset classes, particularly in riskier assets. Despite the resurgence in equities, bond markets conceded little of their steady 2010 progress until the fourth quarter when increasing real yields were met with modest upward adjustments to inflation expectations. With major central banks holding target interest rates at minimal levels, fixed income continued to benefit from steady fund flows and resilient demand for yield early on; but, just as yields started backing up, investors started to shed their fixed income exposures. Worrisome military tensions on the Korean peninsula and lingering debt concerns in Europe loomed as recurring threats to investor sentiment, but global financial markets focused instead on a brightening economic outlook. Enthusiasm picked up slowly at first, as mixed employment data and fragile consumer confidence in the US blunted the impact of solid third-quarter earnings reports, while moves to tighter money in China fueled Asian growth concerns. But the anticipation and early November arrival of expanded quantitative easing by the US Federal Reserve muted activity worries, and subsequent gains in private payrolls, purchasing manager surveys, and auto sales gave a better cast to incoming data.

On the whole, 2010 ushered in broadly positive returns across most assets; yet the gains achieved in this past year were not without similar levels of volatility that had persisted in 2008 and 2009. Equities made meaningful advances ranging from roughly 10-30% depending on the particular market, but it was critically important to be invested in the latter part of the year. In the US, over half of the 2010 appreciation came in the last three months of the year, with December alone contributing roughly 40% of the annual return. In contrast, fixed income investors would have been better served elsewhere during the latter part of the year, but bonds still returned sturdy results in the mid single digits for the year. And while yields made a meaningful move south over the course of the full period, the year-on-year comparison masks significant variation with the 10 year note peaking at almost 4% in April before reaching a low of 2.4% in October as additional monetary stimulus was becoming priced into the market. Ultimately, the slowly progressing economic recovery, coupled with reasonably solid corporate earnings and some extra support from the Fed left investments in a much improved condition at the close of the year.

Portfolio Review/Current Positioning

Though both stock and bond markets experienced an occasional falter, the year in its entirety brought investors solid gains as the portfolio ticked up over 14%% in absolute terms. On a relative basis, the portfolio slightly trailed its custom benchmark which advanced a shade close to 15%. From an attribution perspective, the ETFs (exchange-traded funds) held in the Portfolio managed, in large part, to effectively track their respective benchmarks and the source of the modest underperformance was from tactical asset allocation decisions.

Although the allocations of the Portfolio were adjusted throughout the course of the year, some broad themes persisted which contributed to the modest underperformance relative to the custom benchmark. Specifically, our positioning within equities as well as our continual underweight to Real Estate Investment Trusts (“REITs”) created a bit of a headwind. The Portfolio entered the year favoring large cap equities at the expense of small caps and was also overweight non-US stocks—both developed and emerging. Gradually we shifted out of larger cap companies and began to favor dividend paying equities as our signals pertaining to price momentum started to fade. And while the dividend trade contributed positively for much of the year, a sharp reversal occurred in the fourth quarter which nullified much of the benefit earned earlier in the year. And, despite their seemingly overvalued status, small caps continued to dominate their equity peers and our underweight position provided a drag on performance. In non-US markets, the overweight to non-US developed equities for the first half of the year impaired performance as those markets suffered somewhat more acutely during the May/June correction as currency losses added to the damage. In the real estate allocations, REITs continued to surprise to the upside for much of 2010 and the underweight detracted from performance. Although the

1

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary* (continued)

underweight was not great in magnitude it was relatively consistent, and REITs proved a resilient asset in 2010, beating most equity returns for the year.

In terms of positive contributions, our positioning within fixed income and commodities helped to generate solid performance results. Within fixed income, the Portfolio commenced the year with a significant underweight to aggregate bonds and an overweight to investment grade credit. Aside from the steep yield curve environment earlier in the year, all of our quantitative signals turned pessimistic on the outlook for bonds as leading economic indicators continue to rebound and momentum in fixed income was waning. As a result, we gradually increased the magnitude of our underweight. Also, due to spread compression in the investment grade credit universe, we incrementally traded out of the higher grade credits and into high yield bonds. Although high yield bonds entail inherently more risk, the trade-off proved worthwhile as the additional income helped steer the sector to nearly triple the returns earned in aggregate bonds and TIPS (Treasury Inflation Protected Securities). In the commodity space, the Portfolio held an opportunistic, out-of-index position in gold ranging from 3-5% during the year. For the year gold advanced nearly 30% making it the top performing asset in the portfolio, and a key contributor from a tactical perspective.

Dan Farley, CFA

Chief Investment Officer—Multi Asset Class Solutions

SSgA Funds Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
SPDR Trust Series 1	27.4
iShares MSCI EAFE Index Fund	18.1
Vanguard Emerging Markets ETF	10.1
SPDR S&P Dividend ETF	9.2
SPDR Barclays Capital High Yield Bond ETF	8.7
Midcap SPDR Trust Series 1	7.0
iShares S&P SmallCap 600 Index Fund	4.8
SPDR Gold Trust	3.2
SPDR S&P International Small Cap ETF	2.9
Vanguard REIT ETF	2.0

2

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

SSgA Growth ETF Portfolio managed by

SSgA Funds Management, Inc. vs. MSCI ACWI (All Country World Index)1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 year	5 year	Since Inception[3]
SSgA Growth ETF Portfolio—Class A	14.37%	—	2.65%
Class B	14.15%	3.50%	3.73%
Class E	14.17%	—	2.50%
MSCI ACWI (All Country World Index)[1]	12.67%	3.44%	3.92%

The Performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging markets indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class B shares is 10/3/05. Inception of Class A and Class E shares is 5/1/06. Index returns are based on an inception date of 10/3/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

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MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)(b)
Actual	0.35%	$1,000.00	$1,212.90	$1.95
Hypothetical*	0.35%	1,000.00	1,023.44	1.79

Class B(a)(b)
Actual	0.60%	$1,000.00	$1,212.50	$3.35
Hypothetical*	0.60%	1,000.00	1,022.18	3.06

Class E(a)(b)
Actual	0.50%	$1,000.00	$1,212.30	$2.84
Hypothetical*	0.50%	1,000.00	1,022.63	2.60

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Investment Company Securities - 98.1%
iShares Gold Trust*	381,700	$5,305,630
iShares MSCI Canada Index Fund	371,200	11,507,200
iShares MSCI EAFE Index Fund(a)	2,063,300	120,145,959
iShares S&P SmallCap 600 Index Fund(a)	470,000	32,180,900
Midcap SPDR Trust Series 1(a)	280,800	46,242,144
SPDR Barclays Capital High Yield Bond ETF(a)	1,447,700	57,488,167
SPDR DJ Wilshire International Real Estate ETF(a)	174,400	6,789,392
SPDR Gold Trust*	154,800	21,473,856
SPDR S&P Dividend ETF	1,174,100	61,029,718
SPDR S&P International Small Cap ETF	629,900	19,426,116
SPDR Trust Series 1	1,443,600	181,576,008
Vanguard Emerging Markets ETF	1,388,200	66,841,830
Vanguard REIT ETF(a)	238,100	13,183,597
Vanguard Total Bond Market ETF	99,200	7,962,784

Total Investment Company Securities (Cost $559,154,464)		651,153,301

Short-Term Investments - 2.4%
Mutual Funds - 2.4%
AIM STIT-STIC Prime Portfolio (The)	$12,193,639	12,193,639
State Street Navigator Securities Lending Prime Portfolio(b)	3,352,784	3,352,784

Total Short-Term Investments (Cost $15,546,423)		15,546,423

Total Investments - 100.5% (Cost $574,700,887#)		666,699,724

Other Assets and Liabilities (net) - (0.5)%		(3,141,597)

Net Assets - 100.0%		$663,558,127

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $583,236,360. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $92,239,620 and $8,776,256, respectively, resulting in a net unrealized appreciation of $83,463,364.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $3,284,774 and the collateral received consisted of cash in the amount of $3,352,784. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$651,153,301	$—	$—	$651,153,301
Short-Term Investments
Mutual Funds	15,546,423	—	—	15,546,423
Total Short-Term Investments	15,546,423	—	—	15,546,423
Total Investments	$666,699,724	$—	$—	$666,699,724

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$666,699,724
Receivable for investments sold	4,929,799
Receivable for shares sold	935,085
Dividends receivable	2,370,346
Interest receivable	395

Total assets	674,935,349

Liabilities
Payables for:
Investments purchased	7,585,227
Shares redeemed	73,781
Collateral for securities loaned	3,352,784
Accrued Expenses:
Management fees	175,270
Distribution and service fees - Class B	132,812
Distribution and service fees - Class E	640
Administration fees	2,000
Custodian and accounting fees	2,533
Deferred trustees’ fees	16,302
Other expenses	35,873

Total liabilities	11,377,222

Net Assets	$663,558,127

Net Assets Represented by
Paid in surplus	$569,257,139
Accumulated net realized loss	(10,364,069)
Unrealized appreciation on investments	91,998,837
Undistributed net investment income	12,666,220

Net Assets	$663,558,127

Net Assets
Class A	$7,489,665
Class B	650,959,455
Class E	5,109,007
Capital Shares Outstanding*
Class A	674,055
Class B	58,805,214
Class E	460,916
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.11
Class B	11.07
Class E	11.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $574,700,887.
(b)	Includes securities loaned at value of $3,284,774.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Interest (a)	$45,099
Dividends from Underlying ETFs	15,947,568

Total investment income	15,992,667

Expenses
Management fees	1,702,605
Administration fees	24,000
Custodian and accounting fees	32,904
Distribution and service fees - Class B	1,271,936
Distribution and service fees - Class E	6,721
Audit and tax services	22,923
Legal	47,502
Trustees’ fees and expenses	24,650
Shareholder reporting	46,597
Insurance	3,047
Miscellaneous	10,370

Total expenses	3,193,255
Less management fee waiver	(45,388)

Net expenses	3,147,867

Net investment income	12,844,800

Net Realized and Unrealized Gain on Investments
Net realized gain on investments	1,632,031
Net change in unrealized appreciation on investments	59,812,745

Net realized and unrealized gain on investments	61,444,776

Net Increase in Net Assets from Operations	$74,289,576

(a)	Includes net income on securities loaned of $32,994.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$12,844,800	$7,520,568
Net realized gain (loss) on investments	1,632,031	(9,270,221)
Net change in unrealized appreciation on investments	59,812,745	85,408,413

Net increase in net assets resulting from operations	74,289,576	83,658,760

Distributions to Shareholders
From net investment income
Class A	(84,162)	(26,348)
Class B	(7,253,526)	(4,051,668)
Class E	(67,817)	(62,641)
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	(7,405,505)	(4,140,657)

Net increase in net assets from capital share transactions	165,086,866	195,132,163

Net Increase in Net Assets	231,970,937	274,650,266
Net assets at beginning of period	431,587,190	156,936,924

Net assets at end of period	$663,558,127	$431,587,190

Undistributed net investment income at end of period	$12,666,220	$7,520,559

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	308,657	$3,102,129	396,454	$3,527,368
Reinvestments	8,140	84,162	3,580	26,348
Redemption	(91,645)	(937,086)	(83,671)	(662,901)

Net increase	225,152	$2,249,205	316,363	$2,890,815

Class B
Sales	23,640,077	$239,372,954	28,324,344	$235,402,766
Reinvestments	702,861	7,253,526	551,247	4,051,668
Redemptions	(8,516,291)	(84,096,207)	(5,568,635)	(47,911,289)

Net increase	15,826,647	$162,530,273	23,306,956	$191,543,145

Class E
Sales	158,139	$1,600,626	186,005	$1,569,169
Reinvestments	6,565	67,817	8,523	62,641
Redemptions	(135,085)	(1,361,055)	(111,142)	(933,607)

Net increase	29,619	$307,388	83,386	$698,203

Increase derived from capital shares transactions		$165,086,866		$195,132,163

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007		2006(b)
Net Asset Value, Beginning of Period	$9.87	$7.81	$12.09	$11.39		$10.76

Income (Loss) from Investment Operations
Net Investment Income(a)	0.28	0.28	0.24	0.22		0.25
Net Realized and Unrealized Gain (Loss) on Investments	1.13	1.96	(4.09)	0.48		0.53

Total From Investment Operations	1.41	2.24	(3.85)	0.70		0.78

Less Distributions
Distributions from Net Investment Income	(0.17)	(0.18)	(0.19)	—		(0.12)
Distributions from Net Realized Capital Gains	—	—	(0.24)	—		(0.03)

Total Distributions	(0.17)	(0.18)	(0.43)	—		(0.15)

Net Asset Value, End of Period	$11.11	$9.87	$7.81	$12.09		$11.39

Total Return (%)	14.37	29.51	(32.84)	6.15		7.20

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.36	0.43	0.52 (c)	0.54	(c)	0.63	*
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.36	0.40	0.50	0.53		0.57	*
Ratio of Net Investment Income to Average Net Assets (%)(g)	2.77	3.20	2.35	1.85		3.33	*
Portfolio Turnover Rate (%)	36.6	22.9	140.3	20.2		27.7
Net Assets, End of Period (in millions)	$7.5	$4.4	$1.0	$1.5		$0.3

	Class B
	Year Ended December 31,
	2010	2009	2008	2007		2006
Net Asset Value, Beginning of Period	$9.84	$7.79	$12.06	$11.39		$10.14

Income (Loss) from Investment Operations
Net Investment Income(a)	0.25	0.23	0.20	0.15		0.13
Net Realized and Unrealized Gain (Loss) on Investments	1.13	1.98	(4.07)	0.52		1.28

Total From Investment Operations	1.38	2.21	(3.87)	0.67		1.41

Less Distributions
Distributions from Net Investment Income	(0.15)	(0.16)	(0.16)	—		(0.12)
Distributions from Net Realized Capital Gains	—	—	(0.24)	—		(0.04)

Total Distributions	(0.15)	(0.16)	(0.40)	—		(0.16)

Net Asset Value, End of Period	$11.07	$9.84	$7.79	$12.06		$11.39

Total Return (%)	14.15	29.10	(32.97)	5.88		13.85

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.61	0.68	0.77 (c)	0.78	(c)	0.82
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.61	0.65	0.75	0.77		0.80
Ratio of Net Investment Income to Average Net Assets (%)(g)	2.47	2.70	1.99	1.25		1.21
Portfolio Turnover Rate (%)	36.6	22.9	140.3	20.2		27.7
Net Assets, End of Period (in millions)	$651.0	$422.9	$153.2	$253.7		$235.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007		2006(b)
Net Asset Value, Beginning of Period	$9.85	$7.79	$12.07	$11.39		$10.76

Income (Loss) from Investment Operations
Net Investment Income(a)	0.25	0.23	0.23	0.21		0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.13	2.00	(4.09)	0.47		0.60

Total From Investment Operations	1.38	2.23	(3.86)	0.68		0.78

Less Distributions
Distributions from Net Investment Income	(0.15)	(0.17)	(0.18)	—		(0.12)
Distributions from Net Realized Capital Gains	—	—	(0.24)	—		(0.03)

Total Distributions	(0.15)	(0.17)	(0.42)	—		(0.15)

Net Asset Value, End of Period	$11.08	$9.85	$7.79	$12.07		$11.39

Total Return (%)	14.17	29.35	(32.91)	5.97		7.15

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)(d)	0.51	0.58	0.67 (c)	0.69	(c)	0.77	*
Ratio of Net Expenses to Average Net Assets (%)(e)(f)	0.51	0.55	0.65	0.68		0.72	*
Ratio of Net Investment Income to Average Net Assets (%)(g)	2.44	2.71	2.28	1.70		2.38	*
Portfolio Turnover Rate (%)	36.6	22.9	140.3	20.2		27.7
Net Assets, End of Period (in millions)	$5.1	$4.2	$2.7	$3.5		$1.2

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations—05/01/2006.
(c)	Excludes effect of deferred expense reimbursement—See Note 3 of the Notes to Financial Statements.
(d)	See Note 3 of the Notes to Financial Statements.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust, Series 1 and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares.

The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investment Transactions and Related Investment Income - The Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital distributions from underlying Exchange-Traded Funds, adjustment from trust holding, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc. and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$1,702,605	0.33%	First $500 Million

	0.30%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - For the period from May 1, 2009 through April 30, 2010, the Adviser contractually agreed to limit the management fee to the annual rate of 0.30% on the first $500 million of the Portfolio’s average daily net assets. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s

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Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

business, and Underlying ETFs’ fees and expenses, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.40%	0.65%	0.55%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2010, there were no expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$350,323,116	$—	$186,340,565

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Notes to Financial Statements—December 31, 2010—(Continued)

6. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$7,405,505	$4,140,657	$—	$—	$7,405,505	$4,140,657

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$12,682,522	$—	$83,463,365	$(1,828,597)	$94,317,290

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$1,828,597	$1,828,597

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

7. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

14

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSgA Growth ETF Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SSgA Growth ETF Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the SSgA Growth ETF Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

19

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the SSgA Growth ETF Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2010, and outperformed the median of its Performance Universe and its Lipper Index for the three- year period ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the same periods ended September 30, 2010. The Board also noted the recent change in Subadviser of the Portfolio in September 2008. The Board also took into account the peer group used for comparative purposes. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

20

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the SSgA Growth ETF Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and equal to the Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account the limited peer group in which the Portfolio was included for comparative purposes. The Board also noted that the advisory fee and the sub-advisory fee for the Portfolio had been lowered effective September 2008. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

21

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the SSgA Growth ETF Portfolio, The Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which the breakpoint to its contractual management fee would be triggered. The Board noted that the Portfolio’s management fees were in the range of the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the SSgA Growth ETF Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 28.07%, 27.68%, and 27.95%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 26.38%.

Market Environment/Conditions

Markets began the year continuing the strong run that began last year. Volatility stemming from European sovereign debt concerns, uneven U.S. economic data, and tightening emerging market monetary policy all weighed on investor sentiment, but strong economic indicators and corporate profits boosted equities toward the end of 2010. Within the mid-cap universe, growth outperformed value. As measured by the Russell indices, mid-caps outperformed large-caps but trailed small-caps, with all capitalization levels returning double-digit positive returns. With the exception of Utilities, all benchmark sectors ended in positive territory, led by Consumer Discretionary, Industrials and Business Services.

Portfolio Review/Current Positioning

Energy boosted relative results due to stock selection. Several leading holdings came from the energy equipment and services industry, including FMC Technologies, Trican Well Services, and Smith International. FMC Technologies and Trican Well Services both enjoyed increased demand, while Smith International was acquired by Schlumberger earlier in the year. Elsewhere in the sector, our position in CNX Gas was rewarded when CONSOL Energy acquired the company at a significant premium. Peabody Energy also added value, as the firm benefited from cost containment and improved pricing power. In Energy, our strategy focuses on the long-term imbalance between demand for energy and the existing supply. We look for companies that can capitalize on strong demand in both developed and emerging countries. At period end, we favored oil, gas, and consumable fuel companies, though we had exposure to energy equipment and services as well. Our stock selection focuses on low-cost producers that can grow production or take market share.

Health Care was another area of outperformance, also due to stock choices. Our position in Valeant Pharmaceuticals (Canada) proved beneficial; the company merged with Biovail, another pharmaceutical firm, and investors responded positively. Edwards Lifesciences helped as well, due to the news that they received Food and Drug Administration (FDA) approval to start clinical trials on a new heart valve, a product for which we believe there is significant demand. Despite the uncertainties surrounding implementation of health care reform, this sector provides considerable investment opportunities. Several trends work in its favor: an aging population, America’s demand for high quality of life and willingness to spend accordingly, and the pace of scientific advances, particularly in pharmaceuticals.

In Utilities, our stock holdings outpaced their benchmark peers, particularly Calpine. This independent power producer, based in California and Texas, closed a deal to acquire plants from a competitor. We tend to own relatively few Utilities stocks because most do not meet our growth criteria.

Stock choices in Consumer Discretionary provided an additional boost to relative results, particularly within the hotels, restaurants, and leisure industry. There, our holdings in Chipotle Mexican Grill, Wynn Resorts, and Marriott all proved helpful. Chipotle Mexican Grill benefited from increased consumer spending and low food inflation. Casino operator Wynn Resorts increased its market share in Las Vegas, where we have high hopes for the firm, and their casinos in Macau also performed well. Increased business and leisure travel helped Marriott, which enjoys strong brand loyalty and significant expansion opportunities. Despite an unfavorable consumer spending environment, this sector remains an important area of investment. Our strategy here is centered on firms that dominate their market niche, and our largest areas of investment tend to be in media, specialty retailers, and the hotels, restaurants, and leisure industry.

A primary detractor was Financials, where our stock holdings underperformed. Options exchange CBOE Holdings faltered as market volatility, which generates more fees for the firm, decreased soon after its initial public offering (IPO). Puerto Rican bank Popular also proved detrimental due to concerns with asset quality. Another underperforming holding was Janus Capital Group, which experienced higher-than-anticipated redemptions from their quantitative fund division. We also have exposure in diversified financial services, where we hold several financial exchanges, as well as in insurance, commercial banks, and capital markets.

Brian Berghuis, CFA, MBA

Portfolio Manager

T. Rowe Price Associates, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
AMETEK, Inc.	1.7
IHS, Inc. - Class A	1.4
Roper Industries, Inc.	1.3
Agnico-Eagle Mines, Ltd.	1.3
JDS Uniphase Corp.	1.3
McDermott International, Inc.	1.3
Chipotle Mexican Grill, Inc.	1.2
Global Payments, Inc.	1.2
Marriott International, Inc. - Class A	1.2
Fiserv, Inc.	1.2

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	19.4
Technology	16.1
Industrials	13.2
Short-Term Investments	12.4
Cyclical	11.7
Communications	10.3
Energy	7.7
Financials	6.3
Basic Materials	1.9
Utilities	1.0

2

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

T. Rowe Price Mid Cap Growth Portfolio managed by

T. Rowe Price Associates, Inc. vs. Russell Midcap Growth Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
T. Rowe Price Mid Cap Growth Portfolio—Class A	28.07%	7.21%	2.47%
Class B	27.68%	6.93%	1.89%
Class E	27.95%	7.06%	5.54%
Russell Midcap Growth Index[1]	26.38%	4.88%	3.48%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 11/1/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.77%	$1,000.00	$1,287.40	$4.44
Hypothetical*	0.77%	1,000.00	1,021.32	3.92

Class B(a)
Actual	1.02%	$1,000.00	$1,285.30	$5.88
Hypothetical*	1.02%	1,000.00	1,020.06	5.19

Class E(a)
Actual	0.92%	$1,000.00	$1,286.30	$5.30
Hypothetical*	0.92%	1,000.00	1,020.57	4.69

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

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T. Rowe Price Mid Cap Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 95.3%
Aerospace & Defense - 1.5%
Alliant Techsystems, Inc.*	43,000	$3,200,490
Goodrich Corp.	111,000	9,775,770
Rockwell Collins, Inc.	192,000	11,185,920

		24,162,180

Air Freight & Logistics - 0.5%
UTI Worldwide, Inc.	403,000	8,543,600

Biotechnology - 3.5%
Alexion Pharmaceuticals, Inc.*	100,000	8,055,000
BioMarin Pharmaceutical, Inc.*(a)	191,000	5,143,630
Cephalon, Inc.*(a)	234,000	14,442,480
Human Genome Sciences, Inc.*(a)	387,000	9,245,430
Regeneron Pharmaceuticals, Inc.*(a)	192,000	6,303,360
Theravance, Inc.*(a)	230,000	5,766,100
Vertex Pharmaceuticals, Inc.*	192,000	6,725,760

		55,681,760

Capital Markets - 1.4%
Eaton Vance Corp.	276,000	8,343,480
LPL Investment Holdings, Inc.*	29,000	1,054,730
TD Ameritrade Holding Corp.	701,000	13,311,990

		22,710,200

Commercial Banks - 1.6%
Fifth Third Bancorp	345,000	5,064,600
First Republic Bank*	21,000	611,520
Popular, Inc.*	1,685,000	5,290,900
SunTrust Banks, Inc.	197,000	5,813,470
TCF Financial Corp.(a)	545,000	8,071,450

		24,851,940

Communications Equipment - 2.3%
JDS Uniphase Corp.*	1,411,000	20,431,280
Juniper Networks, Inc.*	428,000	15,801,760

		36,233,040

Construction & Engineering - 1.3%
Foster Wheeler AG*	160,000	5,523,200
Quanta Services, Inc.*	787,000	15,677,040

		21,200,240

Diversified Financial Services - 2.7%
CBOE Holdings, Inc.(a)	194,000	4,434,840
Interactive Brokers Group, Inc. - Class A(a)	196,000	3,492,720
IntercontinentalExchange, Inc.*	87,000	10,366,050
MSCI, Inc. - Class A*	375,000	14,610,000
NYSE Euronext	315,000	9,443,700

		42,347,310

Security Description	Shares	Value

Electrical Equipment - 3.9%
A123 Systems, Inc.*(a)	187,000	$1,783,980
AMETEK, Inc.	674,000	26,454,500
Babcock & Wilcox Co.*	505,000	12,922,950
Roper Industries, Inc.	273,000	20,865,390

		62,026,820

Electronic Equipment, Instruments & Components - 2.6%
Dolby Laboratories, Inc. - Class A*	233,000	15,541,100
FLIR Systems, Inc.*(a)	401,000	11,929,750
Trimble Navigation, Ltd.*	350,000	13,975,500

		41,446,350

Energy Equipment & Services - 2.8%
FMC Technologies, Inc.*	175,000	15,559,250
McDermott International, Inc.*	976,000	20,193,440
Trican Well Service, Ltd.	457,000	9,253,021

		45,005,711

Food & Staples Retailing - 1.7%
Shoppers Drug Mart Corp.	346,000	13,750,256
Whole Foods Market, Inc.*	272,000	13,760,480

		27,510,736

Health Care Equipment & Supplies - 4.2%
C.R. Bard, Inc.	154,000	14,132,580
CareFusion Corp.*	510,000	13,107,000
DENTSPLY International, Inc.	384,000	13,121,280
Edwards Lifesciences Corp.*	197,000	15,925,480
IDEXX Laboratories, Inc.*	158,000	10,936,760

		67,223,100

Health Care Providers & Services - 2.5%
Community Health Systems, Inc.*	422,000	15,770,140
Henry Schein, Inc.*	253,000	15,531,670
Laboratory Corp. of America Holdings*	96,000	8,440,320

		39,742,130

Health Care Technology - 0.5%
Cerner Corp.*	47,000	4,452,780
SXC Health Solutions Corp.*	71,000	3,043,060

		7,495,840

Hotels, Restaurants & Leisure - 4.8%
Chipotle Mexican Grill, Inc.*	93,000	19,777,380
Choice Hotels International, Inc.(a)	178,000	6,812,060
Gaylord Entertainment Co.*	78,000	2,803,320
Marriott International, Inc. - Class A(a)	467,000	19,399,180
Panera Bread Co. - Class A*(a)	63,000	6,376,230
Starbucks Corp.	233,000	7,486,290
Tim Hortons, Inc.(a)	169,000	6,967,870
Wynn Resorts, Ltd.	58,000	6,022,720

		75,645,050

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Independent Power Producers & Energy Traders - 1.1%
Calpine Corp.*	1,245,000	$16,608,300

Industrial Conglomerates - 0.8%
Textron, Inc.(a)	503,000	11,890,920

Insurance - 2.1%
Aon Corp.	275,000	12,652,750
HCC Insurance Holdings, Inc.	19,170	554,780
Principal Financial Group, Inc.	387,000	12,600,720
W.R. Berkley Corp.	286,000	7,830,680

		33,638,930

Internet & Catalog Retail - 1.7%
Expedia, Inc.	622,000	15,605,980
Liberty Media Corp. - Interactive - Class A*	709,000	11,180,930

		26,786,910

Internet Software & Services - 1.4%
Akamai Technologies, Inc.*	121,000	5,693,050
Equinix, Inc.*	98,000	7,963,480
Rackspace Hosting, Inc.*(a)	201,000	6,313,410
WebMD Health Corp.*	28,700	1,465,422

		21,435,362

IT Services - 4.3%
Booz Allen Hamilton Holding Corp.*	26,000	505,180
Fiserv, Inc.*	331,000	19,383,360
Gartner, Inc. - Class A*(a)	394,000	13,080,800
Global Payments, Inc.	420,000	19,408,200
Western Union Co.	855,000	15,877,350

		68,254,890

Life Sciences Tools & Services - 3.8%
Bruker Corp.*	387,000	6,424,200
Covance, Inc.*(a)	315,000	16,194,150
Illumina, Inc.*(a)	214,000	13,554,760
Qiagen N.V.*(a)	461,000	9,012,550
Waters Corp.*	193,000	14,998,030

		60,183,690

Machinery - 3.4%
Danaher Corp.	77,000	3,632,090
Gardner Denver, Inc.	269,000	18,512,580
IDEX Corp.	351,000	13,731,120
WABCO Holdings, Inc.*	257,000	15,659,010
Wabtec Corp.	49,000	2,591,610

		54,126,410

Media - 4.0%
Cablevision Systems Corp. - Class A	456,000	15,431,040
Discovery Communications, Inc. - Class A*(a)	229,000	9,549,300

Security Description	Shares	Value

Media - continued
Discovery Communications, Inc. - Class C*	277,000	$10,163,130
Lamar Advertising Co. - Class A*(a)	457,000	18,206,880
Liberty Media-Starz, Series A*	116,000	7,711,680
Madison Square Garden, Inc. - Class A*	105,000	2,706,900

		63,768,930

Metals & Mining - 2.1%
Agnico-Eagle Mines, Ltd.	268,000	20,555,600
Franco-Nevada Corp.	260,000	8,693,676
HudBay Minerals, Inc.(a)	204,000	3,723,000

		32,972,276

Multiline Retail - 1.2%
Dollar General Corp.*(a)	625,000	19,168,750

Oil, Gas & Consumable Fuels - 6.4%
Alpha Natural Resources, Inc.*	123,000	7,383,690
Atlas Energy, Inc.*	251,000	11,036,470
CONSOL Energy, Inc.	369,000	17,985,060
Continental Resources, Inc.*(a)	135,000	7,944,750
EQT Corp.	202,728	9,090,324
Peabody Energy Corp.	163,000	10,428,740
Range Resources Corp.	348,000	15,653,040
SM Energy Co.	155,000	9,134,150
Ultra Petroleum Corp.*	275,000	13,136,750

		101,792,974

Pharmaceuticals - 1.0%
Elan Corp. plc (ADR)*	523,000	2,996,790
Valeant Pharmaceuticals International, Inc.(a)	455,000	12,871,950

		15,868,740

Professional Services - 3.4%
IHS, Inc. - Class A*	269,000	21,624,910
Manpower, Inc.	163,000	10,229,880
Robert Half International, Inc.(a)	449,000	13,739,400
Verisk Analytics, Inc. - Class A*	247,000	8,417,760

		54,011,950

Road & Rail - 1.1%
Hertz Global Holdings, Inc.*	1,237,000	17,924,130

Semiconductors & Semiconductor Equipment - 7.9%
Altera Corp.(a)	389,000	13,840,620
Atheros Communications, Inc.*(a)	189,000	6,788,880
Cree, Inc.*	129,000	8,499,810
First Solar, Inc.*(a)	48,000	6,246,720
Intersil Corp. - Class A(a)	423,000	6,459,210
Marvell Technology Group, Ltd.*	428,000	7,939,400
MEMC Electronic Materials, Inc.*(a)	669,000	7,532,940

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment - continued
Microchip Technology, Inc.(a)	365,000	$12,486,650
National Semiconductor Corp.	773,000	10,636,480
NVIDIA Corp.*	506,000	7,792,400
PMC-Sierra, Inc.*	340,000	2,920,600
Silicon Laboratories, Inc.*(a)	195,000	8,973,900
Varian Semiconductor Equipment Associates, Inc.*	269,000	9,944,930
Xilinx, Inc.(a)	506,000	14,663,880

		124,726,420

Software - 7.0%
Autodesk, Inc.*	154,000	5,882,800
Electronic Arts, Inc.*(a)	395,000	6,470,100
FactSet Research Systems, Inc.	157,000	14,720,320
McAfee, Inc.*	233,000	10,790,230
MICROS Systems, Inc.*	232,000	10,175,520
Nuance Communications, Inc.*(a)	773,000	14,053,140
Red Hat, Inc.*	358,000	16,342,700
Rovi Corp.*	275,000	17,052,750
Solera Holdings, Inc.	314,000	16,114,480

		111,602,040

Specialty Retail - 2.5%
Bed Bath & Beyond, Inc.*	154,000	7,569,100
CarMax, Inc.*(a)	558,000	17,789,040
O’Reilly Automotive, Inc.*(a)	246,000	14,863,320

		40,221,460

Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	156,000	8,628,360

Trading Companies & Distributors - 1.7%
Fastenal Co.(a)	304,000	18,212,640
MSC Industrial Direct Co., Inc. - Class A	134,000	8,668,460

		26,881,100

Total Common Stocks (Cost $1,102,679,477)		1,512,318,549

Security Description	Shares/Par Amount	Value

Short-Term Investments - 13.5%
Mutual Funds - 13.5%
State Street Navigator Securities Lending Prime Portfolio(b)	136,520,936	$136,520,936
T. Rowe Price Government Reserve Investment Fund**	$77,240,903	77,240,923

		213,761,859

Total Short-Term Investments (Cost $213,761,859)		213,761,859

Total Investments - 108.8% (Cost $1,316,441,336#)		1,726,080,408

Other Assets and Liabilities (net) - (8.8)%		(140,313,129)

Net Assets - 100.0%		$1,585,767,279

*	Non-income producing security.
**	Affiliated issuer. (See Note 7 to the Financial Statements for a summary of transactions in the investment of affiliated issuers.)
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $1,324,388,197. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $422,303,216 and $20,611,005, respectively, resulting in a net unrealized appreciation of $401,692,211.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $132,316,944 and the collateral received consisted of cash in the amount of $136,520,936 and non-cash collateral with a value of $128,133. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, these are excluded from the Statements of Assets and Liabilities.
(b)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,512,318,549	$—	$—	$1,512,318,549
Short-Term Investments
Mutual Funds	213,761,859	—	—	213,761,859
Total Short-Term Investments	213,761,859	—	—	213,761,859
Total Investments	$1,726,080,408	$—	$—	$1,726,080,408

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$1,648,839,485
Short-term from affiliated transaction	77,240,923
Receivable for shares sold	1,163,454
Dividends receivable	299,253
Interest receivable	19,740

Total assets	1,727,562,855

Liabilities
Payables for:
Investments purchased	2,890,912
Shares redeemed	1,113,314
Collateral for securities loaned	136,520,936
Accrued Expenses:
Management fees	967,688
Distribution and service fees - Class B	166,546
Distribution and service fees - Class E	3,177
Administration fees	7,083
Custodian and accounting fees	12,013
Deferred trustees’ fees	16,302
Other expenses	97,605

Total liabilities	141,795,576

Net Assets	$1,585,767,279

Net Assets Represented by
Paid in surplus	$1,141,110,044
Accumulated net realized gain	37,712,872
Unrealized appreciation on investments and foreign currency transactions	409,639,513
Distribution in excess of net investment income	(2,695,150)

Net Assets	$1,585,767,279

Net Assets
Class A	$764,459,248
Class B	796,719,406
Class E	24,588,625
Capital Shares Outstanding*
Class A	77,211,688
Class B	82,620,826
Class E	2,522,298
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.90
Class B	9.64
Class E	9.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding short-term from affiliated transaction, was $1,239,200,413.
(b)	Includes securities loaned at value of $132,316,944.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$7,922,180
Interest (b)	575,242
Income earned from affiliated transactions	134,530

Total investment income	8,631,952

Expenses
Management fees	9,608,600
Administration fees	75,558
Custodian and accounting fees	141,811
Distribution and service fees - Class B	1,557,747
Distribution and service fees - Class E	34,137
Audit and tax services	35,081
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	118,914
Insurance	4,563
Miscellaneous	13,354

Total expenses	11,660,700
Less management fee waiver	(247,662)
Less broker commission recapture	(32,814)

Net expenses	11,380,224

Net investment loss	(2,748,272)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	76,372,223
Foreign currency transactions	8,077

Net realized gain on investments and foreign currency transactions	76,380,300

Net change in unrealized appreciation on:
Investments	258,202,796
Foreign currency transactions	49

Net change in unrealized appreciation on investments and foreign currency transactions	258,202,845

Net realized and unrealized gain on investments and foreign currency transactions	334,583,145

Net Increase in Net Assets from Operations	$331,834,873

(a)	Net of foreign withholding taxes of $144,007.
(b)	Includes net income on securities loaned of $575,242.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(2,748,272)	$(1,484,131)
Net realized gain (loss) on investments and foreign currency transactions	76,380,300	(19,516,077)
Net change in unrealized appreciation on investments and foreign currency transactions	258,202,845	358,117,860

Net increase in net assets resulting from operations	331,834,873	337,117,652

Distributions to Shareholders
From net investment income
Class A	—	—
Class B	—	—
Class E	—	—
From net realized gains
Class A	—	—
Class B	—	—
Class E	—	—

Net decrease in net assets resulting from distributions	—	—

Net increase in net assets from capital share transactions	104,243,629	133,988,423

Net Increase in Net Assets	436,078,502	471,106,075
Net assets at beginning of period	1,149,688,777	678,582,702

Net assets at end of period	$1,585,767,279	$1,149,688,777

Distributions in excess of net investment income at end of period	$(2,695,150)	$(1,116,388)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	12,130,789	$104,608,215	28,691,023	$172,792,914
Reinvestments	—	—	—	—
Redemptions	(10,677,049)	(89,400,980)	(18,411,664)	(108,683,706)

Net increase	1,453,740	$15,207,235	10,279,359	$64,109,208

Class B
Sales	21,237,106	$176,915,008	20,795,524	$128,979,549
Reinvestments	—	—	—	—
Redemptions	(10,436,882)	(84,633,830)	(9,441,283)	(57,051,303)

Net increase	10,800,224	$92,281,178	11,354,241	$71,928,246

Class E
Sales	501,243	$4,198,021	812,634	$5,090,435
Reinvestments	—	—	—	—
Redemptions	(886,297)	(7,442,805)	(1,198,975)	(7,139,466)

Net decrease	(385,054)	$(3,244,784)	(386,341)	$(2,049,031)

Increase derived from capital shares transactions		$104,243,629		$133,988,423

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.73	$5.30	$9.83	$8.76	$8.49

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	(0.01)	(0.00)+	0.01	0.02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	2.18	2.43	(3.54)	1.50	0.53

Total From Investment Operations	2.17	2.43	(3.53)	1.52	0.56

Less Distributions:
Distributions from Net Investment Income	—	—	(0.01)	(0.02)	—
Distributions from Net Realized Capital Gains	—	—	(0.99)	(0.43)	(0.29)

Total Distributions	—	—	(1.00)	(0.45)	(0.29)

Net Asset Value, End of Period	$9.90	$7.73	$5.30	$9.83	$8.76

Total Return (%)	28.07	45.85	(39.62)	17.85	6.56

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.79	0.79	0.78	0.80	0.81
Ratio of Net Expenses to Average Net Assets (%)(b)	0.77	0.77	0.76	0.78	0.81
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.10)	(0.05)	0.09	0.16	0.32
Portfolio Turnover Rate (%)	27.6	31.5	36.2	35.5	33.7
Net Assets, End of Period (in millions)	$764.5	$585.5	$347.4	$524.2	$386.8

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.55	$5.19	$9.66	$8.62	$8.38

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	(0.03)	(0.02)	(0.01)	(0.01)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.12	2.38	(3.47)	1.48	0.52

Total From Investment Operations	2.09	2.36	(3.48)	1.47	0.53

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.00)++	—
Distributions from Net Realized Capital Gains	—	—	(0.99)	(0.43)	(0.29)

Total Distributions	—	—	(0.99)	(0.43)	(0.29)

Net Asset Value, End of Period	$9.64	$7.55	$5.19	$9.66	$8.62

Total Return (%)	27.68	45.47	(39.75)	17.64	6.16

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.04	1.04	1.03	1.05	1.06
Ratio of Net Expenses to Average Net Assets (%)(b)	1.02	1.02	1.01	1.03	1.05
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.33)	(0.30)	(0.16)	(0.08)	0.12
Portfolio Turnover Rate (%)	27.6	31.5	36.2	35.5	33.7
Net Assets, End of Period (in millions)	$796.7	$542.0	$314.0	$523.0	$453.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

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T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.62	$5.24	$9.72	$8.67	$8.42

Income (Loss) from Investment Operations
Net Investment Income (Loss)(a)	(0.02)	(0.01)	(0.01)	0.00 +	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.15	2.39	(3.48)	1.49	0.52

Total From Investment Operations	2.13	2.38	(3.49)	1.49	0.54

Less Distributions
Distributions from Net Investment Income	—	—	—	(0.01)	—
Distributions from Net Realized Capital Gains	—	—	(0.99)	(0.43)	(0.29)

Total Distributions	—	—	(0.99)	(0.44)	(0.29)

Net Asset Value, End of Period	$9.75	$7.62	$5.24	$9.72	$8.67

Total Return (%)	27.95	45.42	(39.60)	17.62	6.38

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.94	0.94	0.93	0.95	0.96
Ratio of Net Expenses to Average Net Assets (%)(b)	0.92	0.92	0.91	0.93	0.95
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.27)	(0.19)	(0.07)	0.00 +++	0.22
Portfolio Turnover Rate (%)	27.6	31.5	36.2	35.5	33.7
Net Assets, End of Period (in millions)	$24.6	$22.2	$17.3	$37.3	$25.0

+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
+++	Ratio of net investment income to average net assets was less than 0.01%
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transaction, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a

14

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T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$9,608,600	0.75%	All

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T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective February 17, 2005, the Subadviser has agreed to a voluntary advisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund, Inc. (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser advises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary advisory fee waiver. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

The waiver schedule for the period January 1 through December 31, 2010 was:

Percentage Fee Waiver	Combined Assets

0.0%	First $750 Million

5.0%	Next $750 Million

7.5%	Next $1.5 Billion

10.0%	Excess over $3 Billion

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$443,120,705	$—	$333,377,180

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Affiliated Issuer

At the end of the year, the Portfolio was the owner of record of 5% or more of the total outstanding voting shares of the following investment company:

Security Description	Number of shares held at December 31, 2009	Shares purchased	Shares sold	Number of shares held at December 31, 2010	Income earned from affiliates during the year

T. Rowe Price Government Reserve Investment Fund	62,286,156	201,966,522	(187,011,775)	77,240,903	$134,530

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2010 and 2009.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$42,980,885	$401,692,652	$—	$444,673,537

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

17

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

18

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Mid Cap Growth Portfolio, one of the portfolios constituting the Met Investor Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Mid Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the T. Rowe Price Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

[1]	The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the T. Rowe Price Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2010. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one- year period ended September 30, 2010, and outperformed its benchmark for the three- and five- year periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

24

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the T. Rowe Price Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also took into account that the Adviser and the Sub-Adviser were voluntarily waiving a portion of their fees. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

25

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the T. Rowe Price Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee do not contain breakpoints. The Board also noted that the management fee is below the asset-weighted average of comparable funds up until asset levels of $3 billion and above. The Board also took into account the fact that the Adviser is voluntarily waiving a portion of its advisory fee. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Third Avenue Small Cap Value Portfolio returned 20.15% and 19.90%, respectively. The Portfolio’s benchmarks, the Russell 2000 Value Index1 and the Dow Jones U.S. Small-Cap Total Stock Market Index2, returned 24.50% and 28.61%, respectively.

Market Environment/Conditions

The year opened with the continued momentum driven stock recovery from 2009’s bottom. As we’ve remarked in commentaries throughout the year, the recovery favored what we classify as “lower quality” companies, including those with weaker balance sheets and shaky industry positions. During the second and third quarters of the year markets were shaken by uncertainty surrounding the global economy as the U.S. continued to grow at a slow pace and sovereign debt solvency issues emerged from Europe. As the third quarter ended, these concerns seemed to give way and stocks rose once again. In the fourth quarter of 2010, U.S. markets “melted up” as companies continued to report improved year-over-year operating results and a surprisingly productive lame duck Congress approved a mixture of tax cuts and stimulus spending.

Portfolio Review/Current Positioning

In the face of the market rally in the fourth quarter of 2010, we have stuck to our knitting and maintained a portfolio of high quality names purchased at what we consider to be substantial discounts to net asset value. The stocks in our portfolio trade at 1.23 times book value while the stocks comprising the Russell Value Index trade at 1.36 times book and the stocks in the Russell trade at twice book. Additionally, our portfolio holdings exhibit superior balance sheet strength to what the indexes have to offer, with total debt to equity of 0.27 compared to 1.32 for the Russell Value and 1.18 for the Russell 2000. We believe that low priced stocks in financially sound companies represent coiled springs that will deliver superior investment performance over the long term.

Our largest detractor from performance was Stanley Furniture, down 69.4%. This designer and manufacturer of home furnishings has been undergoing a restructuring throughout 2010 as management attempts to reduce costs by moving its case goods manufacturing activities off shore. Additionally, industry conditions remained challenging in 2010 owing to the weak overall economy and depressed housing market. Just before the year ended, Stanley closed on the sale of two of its Virginia production facilities, though it is temporarily leasing back some of the space on a rent free basis. In December, Stanley completed an oversubscribed rights offering, raising $12 million and repaid all of its debt. At year end, the company had approximately $20 million of cash (nearly 50% of its market cap) and shares traded at nearly a 40% discount to estimated pro-forma book value.

Our next most significant detractor from performance was Wilmington Trust, down 67.2%. Wilmington, which was one of the portfolio’s newer investments, is being acquired by M&T Bank at a significant discount to our purchase price. Historically Wilmington has been a well run bank with a highly regarded and profitable asset management and trust business. However, the core banking franchise has been adversely impacted by the severe downturn in the US real estate market, in particular the Delaware construction market. We were surprised by the level of losses taken in the loan book in the September quarter and the sharp increase in non-performing assets, particularly as credit trends elsewhere seem to be stabilizing. These losses and potential future losses exceeded our reasonable worst case projection. Furthermore, we were disappointed with management’s decision to sell the company at such a low price as opposed to pursuing other alternatives such as raising capital. We exited the position at a modest premium to the initial transaction price as the stock appreciated alongside shares of M&T Bank in the weeks following the announcement of the deal.

The portfolio’s third most significant detractor was Sapporo Holdings (Japan), down 15.5%. Though best known for its brewery and restaurant operations, Sapporo also has an attractive portfolio of real estate in Japan and its stock is, and has been, priced well below the value of those assets. Unfortunately, attempts to unlock that value for shareholders have been so far unsuccessful. During the spring of 2010 the activist investors Steel Partners, with the unprecedented support of four independent proxy advisory firms, attempted to have a slate of directors added to Sapporo’s board. Insiders resisted and the move failed. We modestly reduced our exposure to Sapporo during the year although we continue to believe that the common stock is attractive owing to its high quality assets and hugely discounted valuation.

Our top performance contributor for the year was Cimarex Energy, up 67.9%. Cimarex’s conservative management has consistently grown reserves while maintaining and even improving one of the strongest balance sheets among the independent oil and gas exploration and production companies. Cimarex also has a sizable interest in the Cana-Woodford shale, an early stage resource play in western Oklahoma, whose potential value is increasingly becoming apparent as what could be one of the more attractive shale formations.

Westlake Chemical, a petrochemical company producing plastic resins and PVC building products, was the portfolio’s second strongest contributor for the year, with its stock climbing 76%. Westlake’s plastics business has been doing very well, even as the PVC building product side has suffered from dormant construction activity. The company primarily uses natural gas derivatives as raw materials, which are enjoying a cost advantage relative to most global capacity that uses higher priced oil derivatives. Westlake has a strong balance sheet, prudent management, and continues to reinvest in the business to lower costs and grow revenue.

The portfolio’s third strongest contributor in 2010 was Sycamore Networks, which was up 29.2% for the year. Near the end of the fourth quarter 2010, Sycamore paid shareholders a $6.50 dividend. After the dividend, the company’s financial position remains rock solid with cash and investment securities totaling approximately $450 million and

1

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management, LLC

Portfolio Manager Commentary* (continued)

no debt. Earlier in 2010, Sycamore announced the impending launch of IQstream, a new flexible data management product for its mobile customer base. Though the product has yet to roll out, Sycamore’s management says it has received encouraging feedback from trial customers.

During the year we initiated investments in Broadridge Financial Solutions, which provides technology to the financial services industry, MEMC Electronic Materials, a manufacturer of equipment for the solar power industry and Sanderson Farms, the fourth largest poultry producer in the United States.

We added to our investments in Bronco Drilling, Canfor, Cross Country Healthcare, Ingram Micro, Investment Technology Group, Montpelier Re, NewAlliance Bancshares, Parco, Stanley Furniture, Sycamore Networks and Westwood Holdings Group.

We sold our positions in Arch Capital, Coherent, Forest City Enterprises, Furiex Pharmaceuticals, Guocoleisure, Journal Communications, Makita and Wilmington Trust.

We trimmed investments in Alamo Group, Alexander and Baldwin, AVX, Bel Fuse, Bristow Group, Brookfield Asset Management, Cimarex Energy, Electro Scientific Industries, Electronics For Imaging, Encore Wire, Glatfelter, Haverty Furniture, Herley Industries, Insteel Industries, JAKKS Pacific, K Swiss, Lanxess AG, Lexmark, MDC Holdings, National Western Life Insurance, Park Electrochemicals, Pharmaceutical Product Development, Pioneer Drilling, Sapporo Holdings, Skyline, Superior Industries, Synopsys, Tellabs, Tidewater, Vail Resorts, Westlake Chemical, and Wheelock.

Ian Lapey

Portfolio Manager

Third Avenue Management

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Wheelock & Co., Ltd.	4.2
Superior Industries International, Inc.	3.9
Westlake Chemical Corp.	3.7
Canfor Corp.	3.5
Hang Lung Group, Ltd.	3.3
Montpelier Re Holdings, Ltd.	3.2
Sycamore Networks, Inc.	3.2
Cimarex Energy Co.	3.1
Cavco Industries, Inc.	3.0
Bronco Drilling Co., Inc.	2.9

Top Sectors

% of Market Value of Total Investments
Cyclical	22.5
Financials	19.7
Industrials	15.2
Basic Materials	8.9
Energy	7.6
Short-Term Investments	6.4
Non-Cyclical	6.3
Technology	5.7
Communications	5.2
Diversified	2.5

2

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Third Avenue Small Cap Value Portfolio managed by

Third Avenue Management LLC vs. Russell 2000 Value Index1 and

Dow Jones U.S. Small-Cap Total Stock Market Index2

	Average Annual Return[3] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[4]
Third Avenue Small Cap Value Portfolio—Class A	20.15%	3.38%	8.58%
Class B	19.90%	3.14%	8.35%
Russell 2000 Value Index[1]	24.50%	3.52%	6.56%
Dow Jones U.S. Small-Cap Total Stock Market Index[2]	28.61%	6.25%	8.61%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share class.

1The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The Dow Jones U.S. Small-Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.79%	$1,000.00	$1,281.10	$4.54
Hypothetical*	0.79%	1,000.00	1,021.22	4.02

Class B
Actual	1.04%	$1,000.00	$1,280.10	$5.98
Hypothetical*	1.04%	1,000.00	1,019.96	5.30

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 93.4%
Aerospace & Defense - 1.5%
Herley Industries, Inc.*(a)	1,060,702	$18,371,359

Auto Components - 3.9%
Superior Industries International, Inc.(a)	2,243,637	47,609,977

Beverages - 2.3%
Sapporo Holdings, Ltd.	6,081,800	27,491,272

Building Products - 0.9%
Insteel Industries, Inc.(a)	855,820	10,689,192

Capital Markets - 2.4%
Investment Technology Group, Inc.*	1,040,682	17,035,964
Westwood Holdings Group, Inc.	314,309	12,559,788

		29,595,752

Chemicals - 4.2%
Lanxess AG	83,253	6,594,436
Westlake Chemical Corp.	1,038,470	45,142,291

		51,736,727

Communications Equipment - 5.8%
Bel Fuse, Inc. - Class B	281,261	6,722,138
Sycamore Networks, Inc.(a)	1,884,001	38,791,581
Tellabs, Inc.	3,654,758	24,779,259

		70,292,978

Computers & Peripherals - 3.0%
Electronics for Imaging, Inc.*	1,301,511	18,624,622
Lexmark International, Inc. - Class A*	518,574	18,056,747

		36,681,369

Diversified Financial Services - 2.5%
Ackermans & van Haaren N.V.	243,811	20,417,553
Leucadia National Corp.	336,339	9,814,372

		30,231,925

Electrical Equipment - 2.0%
Encore Wire Corp.	983,441	24,664,700

Electronic Equipment, Instruments & Components - 7.7%
AVX Corp.	1,824,452	28,151,294
Electro Scientific Industries, Inc.*(a)	1,427,802	22,887,666
Ingram Micro, Inc. - Class A*	1,427,451	27,250,040
Park Electrochemical Corp.	528,862	15,865,860

		94,154,860

Energy Equipment & Services - 5.6%
Bristow Group, Inc.*	269,585	12,764,850
Bronco Drilling Co., Inc.*(a)	4,460,843	35,686,744
Pioneer Drilling Co.*	384,324	3,385,894
Tidewater, Inc.	295,825	15,927,218

		67,764,706

Food Products - 0.3%
Sanderson Farms, Inc.	104,059	4,073,910

Security Description	Shares	Value

Health Care Providers & Services - 1.9%
Cross Country Healthcare, Inc.*(a)	2,684,784	$22,740,120

Hotels, Restaurants & Leisure - 1.1%
Vail Resorts, Inc.*	263,897	13,733,200

Household Durables - 7.1%
Cavco Industries, Inc.*(a)	787,653	36,775,519
M.D.C. Holdings, Inc.	167,214	4,810,747
Skyline Corp.(a)	1,275,713	33,270,595
Stanley Furniture Co., Inc.*(a)	3,627,538	11,281,643

		86,138,504

Insurance - 6.1%
E-L Financial Corp.	40,155	19,800,973
Montpelier Re Holdings, Ltd.	1,967,172	39,225,410
National Western Life Insurance Co. - Class A	95,885	15,985,947

		75,012,330

IT Services - 0.5%
Broadridge Financial Solutions, Inc.	306,524	6,722,071

Leisure Equipment & Products - 0.5%
JAKKS Pacific, Inc.*	365,014	6,650,555

Life Sciences Tools & Services - 1.8%
Pharmaceutical Product Development, Inc.	825,465	22,403,120

Machinery - 1.2%
Alamo Group, Inc.(a)	527,304	14,669,597

Marine - 2.5%
Alexander & Baldwin, Inc.	758,603	30,366,878

Multiline Retail - 2.6%
Parco Co., Ltd.	3,568,200	32,302,789

Oil, Gas & Consumable Fuels - 3.1%
Cimarex Energy Co.	421,676	37,330,976

Paper & Forest Products - 4.6%
Canfor Corp.*	3,833,700	42,780,808
Glatfelter	1,088,840	13,360,067

		56,140,875

Real Estate Investment Trusts - 0.1%
Origen Financial, Inc.*	811,331	1,500,962

Real Estate Management & Development - 9.9%
Brookfield Asset Management, Inc. - Class A	858,018	28,563,419
Hang Lung Group, Ltd.	6,180,000	40,693,827
Wheelock & Co., Ltd.	12,824,000	51,725,911

		120,983,157

Semiconductors & Semiconductor Equipment - 1.4%
MEMC Electronic Materials, Inc.*	1,489,400	16,770,644

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares/Par Amount	Value

Software - 0.8%
Synopsys, Inc.*	343,936	$9,255,318

Specialty Retail - 2.1%
Haverty Furniture Cos., Inc.(a)	1,966,587	25,526,299

Textiles, Apparel & Luxury Goods - 2.9%
K-Swiss, Inc. - Class A*(a)	2,830,169	35,292,207

Thrifts & Mortgage Finance - 1.1%
Kearny Financial Corp.	660,494	5,680,249
NewAlliance Bancshares, Inc.	501,736	7,516,005

		13,196,254

Total Common Stocks (Cost $966,950,339)		1,140,094,583

Short-Term Investment - 6.4%
Repurchase Agreement - 6.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $78,211,065 on 01/03/11 collateralized by $79,780,000 Federal National Mortgage Association at 1.250% due 09/30/13 with a value of $79,780,000. (Cost - $78,211,000)	$78,211,000	78,211,000

Total Short-Term Investments (Cost $78,211,000)		78,211,000

Total Investments - 99.8% (Cost $1,045,161,339)		1,218,305,583

Other Assets and Liabilities (net) - 0.2%		2,117,582

Net Assets - 100.0%		$1,220,423,165

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $1,060,726,857. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $275,206,217 and $117,627,491, respectively, resulting in a net unrealized appreciation of $157,578,726.
(a)	Affiliated issuer. (See Note 7 to the Financial Statements for a summary of transactions in the investments of affiliated issuers.)

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—	significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$18,371,359	$—	$—	$18,371,359
Auto Components	47,609,977	—	—	47,609,977
Beverages	—	27,491,272	—	27,491,272
Building Products	10,689,192	—	—	10,689,192
Capital Markets	29,595,752	—	—	29,595,752
Chemicals	45,142,291	6,594,436	—	51,736,727
Communications Equipment	70,292,978	—	—	70,292,978
Computers & Peripherals	36,681,369	—	—	36,681,369
Diversified Financial Services	9,814,372	20,417,553	—	30,231,925
Electrical Equipment	24,664,700	—	—	24,664,700
Electronic Equipment, Instruments & Components	94,154,860	—	—	94,154,860
Energy Equipment & Services	67,764,706	—	—	67,764,706
Food Products	4,073,910	—	—	4,073,910
Health Care Providers & Services	22,740,120	—	—	22,740,120
Hotels, Restaurants & Leisure	13,733,200	—	—	13,733,200
Household Durables	86,138,504	—	—	86,138,504
Insurance	75,012,330	—	—	75,012,330
IT Services	6,722,071	—	—	6,722,071
Leisure Equipment & Products	6,650,555	—	—	6,650,555
Life Sciences Tools & Services	22,403,120	—	—	22,403,120
Machinery	14,669,597	—	—	14,669,597
Marine	30,366,878	—	—	30,366,878
Multiline Retail	—	32,302,789	—	32,302,789
Oil, Gas & Consumable Fuels	37,330,976	—	—	37,330,976
Paper & Forest Products	56,140,875	—	—	56,140,875
Real Estate Investment Trusts	1,500,962	—	—	1,500,962
Real Estate Management & Development	28,563,419	92,419,738	—	120,983,157
Semiconductors & Semiconductor Equipment	16,770,644	—	—	16,770,644

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

Description	Level 1	Level 2	Level 3	Total
Software	$9,255,318	$—	$—	$9,255,318
Specialty Retail	25,526,299	—	—	25,526,299
Textiles, Apparel & Luxury Goods	35,292,207	—	—	35,292,207
Thrifts & Mortgage Finance	13,196,254	—	—	13,196,254
Total Common Stocks	960,868,795	179,225,788	—	1,140,094,583
Total Short-Term Investment	—	78,211,000	—	78,211,000
Total Investments	$960,868,795	$257,436,788	$—	$1,218,305,583

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)	$786,502,084
Investments from affiliated transactions (b)	353,592,499
Repurchase Agreement	78,211,000
Cash	608
Cash denominated in foreign currencies (c)	47,122
Receivable for investments sold	643,867
Receivable for shares sold	1,644,061
Dividends receivable	1,456,056

Total assets	1,222,097,297

Liabilities
Payables for:
Shares redeemed	679,550
Accrued Expenses:
Management fees	744,842
Distribution and service fees - Class B	131,822
Administration fees	5,424
Custodian and accounting fees	13,304
Deferred trustees’ fees	16,302
Other expenses	82,888

Total liabilities	1,674,132

Net Assets	$1,220,423,165

Net Assets Represented by
Paid in surplus	$1,251,585,057
Accumulated net realized loss	(218,335,437)
Unrealized appreciation on investments and foreign currency transactions	231,517,163
Unrealized depreciation on investments from affiliated transactions	(58,378,833)
Undistributed net investment income	14,035,215

Net Assets	$1,220,423,165

Net Assets
Class A	$580,288,591
Class B	640,134,574
Capital Shares Outstanding*
Class A	38,571,222
Class B	42,715,925
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.04
Class B	14.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $560,979,006.
(b)	Identified cost of investments from affiliated transactions was $405,971,333.
(c)	Identified cost of cash denominated in foreign currencies was $49,774.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$9,523,265
Interest	6,863
Income earned from affiliated transactions	2,877,068

Total investment income	12,407,196

Expenses
Management fees	8,438,043
Administration fees	67,783
Custodian and accounting fees	170,363
Distribution and service fees - Class B	1,402,537
Audit and tax services	35,081
Legal	46,285
Trustees’ fees and expenses	24,650
Shareholder reporting	78,784
Insurance	7,941
Miscellaneous	14,930

Net expenses	10,286,397

Net investment income	2,120,799

Net Realized and Unrealized Gain (Loss) on Investments, Investments in Affiliates and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	61,639,893
Foreign currency transactions	(324,789)
Investments in affiliates	(3,055,968)

Net realized gain on investments, investments in affiliates and foreign currency transactions	58,259,136

Net change in unrealized appreciation on:
Investments	120,964,201
Foreign currency transactions	6,027
Investments in affiliates	58,805,768

Net change in unrealized appreciation on investments, investments in affiliates and foreign currency transactions	179,775,996

Net realized and unrealized gain on investments, investments in affiliates and foreign currency transactions	238,035,132

Net Increase in Net Assets from Operations	$240,155,931

(a)	Net of foreign withholding taxes of $285,576.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,120,799	$17,647,961
Net realized gain (loss) on investments and foreign currency transactions	58,259,136	(260,422,137)
Net change in unrealized appreciation on investments and foreign currency transactions	179,775,996	513,038,729

Net increase in net assets resulting from operations	240,155,931	270,264,553

Distributions to Shareholders
From net investment income
Class A	(10,503,841)	(12,315,368)
Class B	(6,636,258)	(5,454,329)
From net realized gains
Class A	—	(8,880,818)
Class B	—	(5,062,233)

Net decrease in net assets resulting from distributions	(17,140,099)	(31,712,748)

Net decrease in net assets from capital share transactions	(279,709,273)	(152,481,614)

Net Increase (Decrease) in Net Assets	(56,693,441)	86,070,191
Net assets at beginning of period	1,277,116,606	1,191,046,415

Net assets at end of period	$1,220,423,165	$1,277,116,606

Undistributed net investment income at end of period	$14,035,215	$17,133,297

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	5,369,946	$70,232,466	10,653,740	$111,973,678
Reinvestments	749,739	10,503,841	2,203,346	21,196,186
Redemption	(24,879,321)	(351,194,806)	(28,102,192)	(285,095,732)

Net decrease	(18,759,636)	$(270,458,499)	(15,245,106)	$(151,925,868)

Class B
Sales	5,683,346	$74,753,841	6,530,694	$68,185,442
Reinvestments	474,697	6,636,258	1,095,475	10,516,562
Redemptions	(6,941,718)	(90,640,873)	(7,450,330)	(79,257,750)

Net increase (decrease)	(783,675)	$(9,250,774)	175,839	$(555,746)

Increase derived from capital shares transactions		$(279,709,273)		$(152,481,614)

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.68	$10.29	$15.75	$17.48	$16.61

Income (Loss) from Investment Operations
Net Investment Income (a)	0.03	0.17	0.16	0.17	0.27
Net Realized and Unrealized Gain (Loss) on Investments	2.51	2.50	(4.46)	(0.54)	1.89

Total From Investment Operations	2.54	2.67	(4.30)	(0.37)	2.16

Less Distributions
Distributions from Net Investment Income	(0.18)	(0.16)	(0.15)	(0.21)	(0.11)
Distributions from Net Realized Capital Gains	—	(0.12)	(1.01)	(1.15)	(1.18)

Total Distributions	(0.18)	(0.28)	(1.16)	(1.36)	(1.29)

Net Asset Value, End of Period	$15.04	$12.68	$10.29	$15.75	$17.48

Total Return (%)	20.15	26.82	(29.69)	(2.79)	13.38
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.78	0.78	0.77	0.76	0.80
Ratio of Net Expenses to Average Net Assets (%)(b)	0.78	0.78	0.77	0.76	0.80
Ratio of Net Investment Income to Average Net Assets (%)	0.22	1.62	1.18	0.99	1.64
Portfolio Turnover Rate (%)	11.4	12.9	39.8	36.0	12.1
Net Assets, End of Period (in millions)	$580.3	$727.2	$747.1	$1,171.6	$883.6

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.64	$10.25	$15.68	$17.41	$16.55

Income (Loss) from Investment Operations
Net Investment Income (a)	0.02	0.16	0.13	0.13	0.21
Net Realized and Unrealized Gain (Loss) on Investments	2.48	2.48	(4.44)	(0.54)	1.91

Total From Investment Operations	2.50	2.64	(4.31)	(0.41)	2.12

Less Distributions
Distributions from Net Investment Income	(0.15)	(0.13)	(0.11)	(0.17)	(0.08)
Distributions from Net Realized Capital Gains	—	(0.12)	(1.01)	(1.15)	(1.18)

Total Distributions	(0.15)	(0.25)	(1.12)	(1.32)	(1.26)

Net Asset Value, End of Period	$14.99	$12.64	$10.25	$15.68	$17.41

Total Return (%)	19.90	26.45	(29.82)	(3.02)	13.13
Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.03	1.03	1.02	1.01	1.05
Ratio of Net Expenses to Average Net Assets (%)(b)	1.03	1.03	1.02	1.01	1.05
Ratio of Net Investment Income to Average Net Assets (%)	0.15	1.46	0.92	0.76	1.28
Portfolio Turnover Rate (%)	11.4	12.9	39.8	36.0	12.1
Net Assets, End of Period (in millions)	$640.1	$549.9	$444.0	$741.5	$573.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Third Avenue Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales, Real Estate Investment Trust (REITs), and return of capital from certain securities as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates

13

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Third Avenue Management LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$8,438,043	0.75%	First $1 Billion

	0.70%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred or paid in that regard.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Affiliated Broker - During the year ended December 31, 2010, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission

M.J. Whitman LLC	$316,167

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$120,328,680	$—	$356,159,505

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

7. Affiliated Issuers

A summary of fund’s transactions in the securities of affiliated issuers during the year ended December 31, 2010 was as follows:

Security Description	Number of Shares held at December 31, 2009	Shares purchased	Shares sold	Number of Shares held at December 31, 2010

Alamo Group, Inc.	607,137	—	(79,883)	527,254
Bronco Drilling Co., Inc.	3,755,857	704,986	—	4,460,843
Cavco Industries, Inc.	787,653	—	—	787,653
Cross Country Healthcare, Inc.	2,646,303	43,298	(4,817)	2,684,784
Electro Scientific Industries, Inc.	1,451,738	—	(23,936)	1,427,802
Haverty Furniture Cos., Inc.	2,339,871	—	(373,284)	1,966,587
Herley Industries, Inc.	1,163,337	—	(102,635)	1,060,702
Insteel Industries, Inc.	1,044,983	—	(189,163)	855,820
K-Swiss, Inc.—Class A	2,967,430	—	(137,261)	2,830,169
Skyline Corp.	1,349,703	19,437	(93,427)	1,275,713
Stanley Furniture Co., Inc.	2,388,307	1,247,831	(8,600)	3,627,538
Superior Industries International, Inc.	2,290,713	—	(47,076)	2,243,637
Sycamore Networks, Inc.	1,503,228	671,974	(291,201)	1,884,001

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Affiliated Issuers - continued

Security Description	Net Realized Gain/(Loss)	Return of Capital	Dividend Income	Ending Value as of December 31, 2010

Alamo Group, Inc.	$935,118	$—	$136,133	$14,669,597
Bronco Drilling Co., Inc.	—	—	—	35,686,744
Cavco Industries, Inc.	—	—	—	36,775,519
Cross Country Healthcare, Inc.	(17,944)	—	—	22,740,120
Electro Scientific Industries, Inc.	32,622	—	—	22,887,666
Haverty Furniture Cos., Inc.	964,901	—	196,659	25,526,299
Herley Industries, Inc.	(240,553)	—	—	18,371,359
Insteel Industries, Inc.	77,353	—	114,131	10,689,192
K-Swiss, Inc.—Class A	(2,091,991)	—	—	35,292,207
Skyline Corp.	(612,242)	—	970,489	33,270,595
Stanley Furniture Co., Inc.	(85,388)	—	—	11,281,643
Superior Industries International, Inc.	(326,518)	—	1,459,656	47,609,977
Sycamore Networks, Inc.	(1,691,326)	12,246,007	—	38,791,581

	$(3,055,968)	$12,246,007	$2,877,068	$353,592,499

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$17,140,099	$17,771,886	$—	$13,940,862	$17,140,099	$31,712,748

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$14,051,518	$—	$157,572,812	$(202,769,921)	$(31,145,591)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2017	Total

$202,769,921	$202,769,921

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Third Avenue Small Cap Value Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Third Avenue Small Cap Value Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 28, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Third Avenue Small Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Third Avenue Small Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and five- year periods ended June 30, 2010, and outperformed the median of its Performance Universe for the three- year period ended June 30, 2010. The Board also considered that the Portfolio underperformed its Lipper Index for the one- year period ended June 30, 2010, and outperformed its Lipper Index for the three- and five- year periods ended June 30, 2010. The Board also considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one- year period ended September 30, 2010, and outperformed its benchmark for the three- and five-year periods ended September 30, 2010. The Board also considered that the Portfolio underperformed its other benchmark, the Dow Jones U.S. Small-Cap Total Stock Market Index, for the one-, three- and five- year periods ended September 30, 2010. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of recent market conditions on the Sub-Adviser’s investment style, and its improved more recent performance. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included

22

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Third Avenue Small Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules

23

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Third Avenue Small Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which the breakpoint to its contractual management fee would be triggered. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Managed by Turner Investment Partners, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Turner Mid Cap Growth Portfolio returned 27.41% and 27.16%, respectively. The Portfolio’s benchmark, the Russell MidCap Growth Index1, returned 26.38%.

Market Environment/Conditions

With the year 2010 now closed, investors with exposure to U.S. equities were rewarded with sizable gains. The S&P 500 Index traded up 10.8% for the quarter, and finished the year with a healthy gain of 15.1%. This is the Index’s second yearly gain in a row and its fourth over the past five years.

In January, all segments of the equity markets traded lower. Investors seemed to focus on the turmoil in Washington including the Obama administration’s plans to limit the size of banks and the impact of the impending termination of Fed’s program of purchasing mortgage-backed securities on a weak housing market. The general trend lower, came to a close as the market staged a rally during February and March. Over the next three months, the market continued to deal with a number of global political and economic issues resulting in increased volatility and an aversion to risk for investors. Despite the lower markets, economic data in the U.S. centered on the labor market, housing, consumer confidence, and corporate earnings continued to improve. After a strong start in July, August trended lower as trading volume dried up across the board and European debt issues took center stage. Then came the month of September, which has historically been a rough period for equities, but not this time around. The S&P 500 Index soared 8.9% during the month, due in-part to expectations that the Federal Reserve would resume its quantitative easing program. Additionally, merger and acquisition activity began to heat up during the month. As 2010 came to a close the Federal Reserve continued to be active in the market with round two of Quantitative Easing effort initiated, and corporate earnings continued to post strong gains. At one point during the quarter the S&P 500 Index reached an important milestone, as it climbed back to levels not seen since the days before the Lehman Brothers collapse.

Portfolio Review/Current Positioning

With improving economic conditions and what we feel is a favorable backdrop for companies to grow their earnings, the performance of the Portfolio was strong on an absolute and relative basis, outpacing the results of the benchmark, the Russell MidCap Growth Index, for the 12-month period ended December 31, 2010. On an absolute basis all nine economic sectors generated strong positive results over the period, led by the Technology and Materials/Processing sectors. On a relative basis, the Health Care and Producer Durables sectors were the worst performing sectors relative to the benchmark. Conversely, the Technology and Materials/Processing sectors were the best performing sectors relative to the benchmark.

The Technology sector contributed nicely to relative results aided by a few holdings which posted double digit gains. The Technology (IT) sector was helped by a sustained pickup in IT spending with corporations making good use of excess cash on hand. F5 Networks continued to outperform the rest of the market benefiting from a premium being placed on wireless and data centers. The company is the global leader in application delivery networking. Salesforce.com and NetApp Inc. were two additional portfolio holdings that traded higher over the period. Salesforce.com, a provider of enterprise cloud computing applications and customer relationship management systems (CRMs) has continued to win new business and recently introduced a new social networking site called Chatter, which should provide the company with good growth prospects as it adds attractive features to their already robust system. NetApp, a provider of storage and data management solutions, is similar to F5 Networks in that the company continues to report strong quarterly results despite its exposure to Europe. The data storage industry generally is a stable area of the market as companies will always have a need to store important data. We continue to hold these positions within the Portfolio.

With favorable commodity market conditions, the Materials/Processing sector was one of the best performing portfolio sectors in absolute terms. Two holdings that posted strong results during the period were Walter Energy, Inc. and CF Industries. We believe that Walter Energy will experience a ramp up in coal production as the company should see increased usage of metallurgical coal helped by a rebounding steel industry. The metallurgical coal produced by Walter is high-quality coking coal that is scarce globally, which should maximize the company’s earnings power as demand for this commodity increases. Nitrogen and phosphate producer CF Industries has profited from a favorable environment for Nitrogen producers aided by low natural gas prices, high crop prices, and easing subsidies from countries such as Russia and Ukraine.

The Portfolio’s Health Care holdings could not keep pace with holdings held in the index and detracted from relative results. Although the portfolio holdings produced a healthy gain of approximately 12%, this fell short of the 21% return in the index. Our stake in Intuitive Surgical was the largest detractor to performance for the period. Intuitive Surgical is the maker of the da Vinci robotic surgical device. As we have commented in the past, its stock has been under pressure as investors have grown concerned that penetration rates for prostate and hysterectomy surgeries have climbed to the point where investors are beginning to question the sustainability of their earnings growth going forward. We continue to be patient with this holding. The company has a large cash position, which if deployed properly, would be very well received by investors. Additionally, the company is actively pursuing efforts to get the da Vinci device approved for other surgical procedures which would unlock another channel of growth going forward.

Biopharmaceutical company Human Genome Sciences detracted from performance during the period as the company was dealt a blow as a U.S. advisory panel raised concerns regarding the safety of their drug Benlysta, a treatment for lupus. Although the drug was approved by the FDA, questions were raised by the panel regarding potential side effects

1

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Managed by Turner Investment Partners, Inc.

Portfolio Manager Commentary* (continued)

that could limit sales of the drug. Benlysta is the first approved treatment for lupus in nearly 50 years but these concerns could limit the appeal of the drug to patients and ultimately the upside for the stock. We have sold the position from the Portfolio on this news.

The Producer Durables sector also detracted from relative returns and the Portfolio’s overweight position in semiconductor capital equipment holdings impaired results. Portfolio holding Varian Semiconductor Equipment Associates Inc. did beat expectations and provided a solid outlook but it was not enough as the stock traded lower, inline with the overall industry. American Superconductor, the maker of electrical systems for wind farms and turbines, reported better than expected quarterly results but shares fell as a result of concerns related to an inventory overbuild in China.

We continue to position the Portfolio to focus on pure growth companies, cyclical opportunities, and companies focused on gaining market share in their respective industries. Pure growth companies, which are a staple of our Portfolio, would include Wynn Resorts and T. Rowe Price. These companies are looking to grow their earnings through new products and services and are run by dynamic management teams. Cyclical holdings in the Portfolio include Whole Foods Market in the Consumer Discretionary sector and diesel engine maker Cummins Inc. within the Producer Durables sector, as we feel these companies will continue to gain from an improving economy. Finally, examples of companies looking to expand on market share within their respective industries include F5 Networks in Technology and gaming company WMS Industries Inc. We believe the Portfolio is well-positioned to benefit from this diversified approach allowing us to take advantage of opportunities in the equity market.

Christopher McHugh

Vice Chairman and Senior Portfolio Manager

Turner Investment Partners, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
F5 Networks, Inc.	3.0
Starwood Hotels & Resorts Worldwide, Inc.	2.4
Cummins, Inc.	2.3
Salesforce.com, Inc.	2.1
Walter Energy, Inc.	2.0
T. Rowe Price Group, Inc.	2.0
Coach, Inc.	1.9
CF Industries Holdings, Inc.	1.6
Varian Semiconductor Equipment Associates, Inc.	1.6
SanDisk Corp.	1.6

Top Sectors

% of Market Value of Total Investments
Cyclical	17.3
Technology	16.3
Non-Cyclical	16.2
Communications	13.9
Financials	8.1
Short-Term Investments	7.7
Basic Materials	7.7
Energy	6.5
Industrials	6.3

2

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Turner Mid Cap Growth Portfolio managed by

Turner Investment Partners, Inc. vs. Russell MidCap Growth Index1

	Average Annual Return[2] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[3]
Turner Mid Cap Growth Portfolio—Class A	27.41%	5.23%	7.47%
Class B	27.16%	4.97%	7.22%
Russell MidCap Growth Index[1]	26.38%	4.88%	7.43%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share class.

1The Russell MidCap Growth Index is an unmanaged measure of performance of those Russell MidCap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 5/1/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A(a)
Actual	0.86%	$1,000.00	$1,341.10	$5.07
Hypothetical*	0.86%	1,000.00	1,020.87	4.38

Class B(a)
Actual	1.11%	$1,000.00	$1,339.60	$6.55
Hypothetical*	1.11%	1,000.00	1,019.61	5.65

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 97.1%
Aerospace & Defense - 1.2%
Goodrich Corp.	53,658	$4,725,660

Airlines - 1.3%
United Continental Holdings, Inc.*	213,381	5,082,735

Auto Components - 1.3%
BorgWarner, Inc.*	68,240	4,937,846

Beverages - 0.5%
Hansen Natural Corp.*	36,280	1,896,718

Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc.*	65,130	5,246,221
Onyx Pharmaceuticals, Inc.*	50,650	1,867,466
United Therapeutics Corp.*(a)	52,670	3,329,797

		10,443,484

Capital Markets - 3.1%
Invesco, Ltd.	182,600	4,393,356
T. Rowe Price Group, Inc.	122,100	7,880,334

		12,273,690

Chemicals - 2.7%
CF Industries Holdings, Inc.	48,150	6,507,472
LyondellBasell Industries N.V. - Class A*	114,600	3,942,240

		10,449,712

Commercial Banks - 0.9%
M&T Bank Corp.	41,490	3,611,705

Communications Equipment - 6.4%
Acme Packet, Inc.*	52,610	2,796,748
Aruba Networks, Inc.*	185,380	3,870,734
F5 Networks, Inc.*	91,846	11,954,675
Finisar Corp.*	87,450	2,596,391
Juniper Networks, Inc.*	76,320	2,817,734
Riverbed Technology, Inc.*	39,500	1,389,215

		25,425,497

Computers & Peripherals - 3.2%
NetApp, Inc.*	115,270	6,335,239
SanDisk Corp.*	128,830	6,423,464

		12,758,703

Consumer Finance - 0.7%
Discover Financial Services	144,940	2,685,738

Diversified Financial Services - 2.0%
IntercontinentalExchange, Inc.*	40,470	4,822,000
MSCI, Inc. - Class A*	75,325	2,934,662

		7,756,662

Electronic Equipment, Instruments & Components - 0.6%
Aeroflex Holding Corp.*	135,190	2,223,876

Energy Equipment & Services - 1.0%
Cameron International Corp.*	77,820	3,947,809

Security Description	Shares	Value

Food & Staples Retailing - 1.4%
Whole Foods Market, Inc.*	105,950	$5,360,011

Food Products - 2.0%
Green Mountain Coffee Roasters, Inc.*	102,640	3,372,750
Mead Johnson Nutrition Co.	70,680	4,399,830

		7,772,580

Gas Utilities - 0.6%
Questar Corp.	133,700	2,327,717

Health Care Equipment & Supplies - 1.7%
Intuitive Surgical, Inc.*(a)	11,810	3,044,028
Varian Medical Systems, Inc.*	55,390	3,837,419

		6,881,447

Health Care Providers & Services - 4.1%
AMERIGROUP Corp.*(a)	57,510	2,525,839
AmerisourceBergen Corp.	128,570	4,386,809
Emergency Medical Services Corp. - Class A*	36,620	2,366,018
Laboratory Corp. of America Holdings*	26,180	2,301,746
Universal Health Services, Inc. - Class B	104,560	4,539,995

		16,120,407

Hotels, Restaurants & Leisure - 6.3%
Darden Restaurants, Inc.	48,610	2,257,448
Royal Caribbean Cruises, Ltd.*	82,490	3,877,030
Starwood Hotels & Resorts Worldwide, Inc.(a)	156,260	9,497,483
WMS Industries, Inc.*	103,294	4,673,021
Wynn Resorts, Ltd.	43,180	4,483,811

		24,788,793

Household Durables - 0.7%
Tempur-Pedic International, Inc.*	70,580	2,827,435

Insurance - 1.3%
Aon Corp.	56,930	2,619,349
Unum Group	106,200	2,572,164

		5,191,513

Internet & Catalog Retail - 1.2%
Priceline.com, Inc.*	11,690	4,670,740

Internet Software & Services - 2.5%
Akamai Technologies, Inc.*	48,230	2,269,221
LogMeIn, Inc.*(a)	58,780	2,606,305
MercadoLibre, Inc.*	26,130	1,741,565
OpenTable, Inc.*	10,970	773,166
VeriSign, Inc.	74,940	2,448,290

		9,838,547

IT Services - 0.8%
VeriFone Systems, Inc.	86,170	3,322,715

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Life Sciences Tools & Services - 0.9%
Charles River Laboratories International, Inc.*(a)	43,140	$1,533,196
Illumina, Inc.*(a)	30,790	1,950,238

		3,483,434

Machinery - 4.6%
Cummins, Inc.	80,910	8,900,909
Joy Global, Inc.	73,250	6,354,438
Parker Hannifin Corp.	35,650	3,076,595

		18,331,942

Media - 1.3%
Interpublic Group Cos., Inc. (The)*	495,690	5,264,228

Metals & Mining - 5.4%
Cliffs Natural Resources, Inc.	71,980	5,615,160
Silver Wheaton Corp.*(a)	71,340	2,785,114
United States Steel Corp.	85,860	5,015,941
Walter Energy, Inc.	61,810	7,901,790

		21,318,005

Multiline Retail - 1.4%
Nordstrom, Inc.	129,860	5,503,467

Oil, Gas & Consumable Fuels - 4.8%
Alpha Natural Resources, Inc.*	65,350	3,922,961
Cimarex Energy Co.	47,140	4,173,304
Concho Resources, Inc.*	55,760	4,888,479
QEP Resources, Inc.	84,380	3,063,838
Whiting Petroleum Corp.*	25,170	2,949,672

		18,998,254

Pharmaceuticals - 2.1%
Hospira, Inc.*	56,520	3,147,599
Valeant Pharmaceuticals International, Inc.(a)	86,860	2,457,269
Watson Pharmaceuticals, Inc.*	50,260	2,595,929

		8,200,797

Professional Services - 0.7%
Manpower, Inc.	46,710	2,931,520

Real Estate Management & Development - 1.3%
CB Richard Ellis Group, Inc. - Class A*	246,990	5,058,355

Road & Rail - 0.8%
Canadian Pacific Railway, Ltd.	45,760	2,965,706

Semiconductors & Semiconductor Equipment - 10.5%
ASML Holding N.V.	131,660	5,047,844
Atheros Communications, Inc.*(a)	144,331	5,184,369
Broadcom Corp. - Class A	107,460	4,679,883
Cree, Inc.*	31,230	2,057,745
Cypress Semiconductor Corp.*	313,870	5,831,705
First Solar, Inc.*(a)	14,380	1,871,413
Lam Research Corp.*	119,250	6,174,765

Security Description	Shares/Par Amount	Value

Semiconductors & Semiconductor Equipment - continued
Netlogic Microsystems, Inc.*	134,980	$4,239,722
Varian Semiconductor Equipment Associates, Inc.*	174,340	6,445,350

		41,532,796

Software - 3.7%
Fortinet, Inc.*	72,040	2,330,494
Salesforce.com, Inc.*	61,790	8,156,280
SuccessFactors, Inc.*	146,330	4,237,717

		14,724,491

Specialty Retail - 3.6%
Abercrombie & Fitch Co. - Class A	87,690	5,053,575
Dick’s Sporting Goods, Inc.*	92,910	3,484,125
Guess?, Inc.	117,580	5,563,885

		14,101,585

Textiles, Apparel & Luxury Goods - 1.9%
Coach, Inc.	136,450	7,547,049

Trading Companies & Distributors - 1.8%
Fastenal Co.(a)	82,270	4,928,796
WESCO International, Inc.*	37,920	2,002,176

		6,930,972

Wireless Telecommunication Services - 2.2%
Crown Castle International Corp.*	126,840	5,559,397
NII Holdings, Inc.*	73,870	3,299,034

		8,858,431

Total Common Stocks (Cost $265,076,054)		383,072,772

Short-Term Investments - 8.1%
Mutual Funds - 5.4%
State Street Navigator Securities Lending Prime Portfolio(b)	21,446,157	21,446,157

Repurchase Agreement - 2.7%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $10,455,009 on 01/03/11 collateralized by $10,615,000 Federal Farm Credit Bank at 2.970% due 05/18/15 with a value of $10,668,075.	$10,455,000	10,455,000

Total Short-Term Investments (Cost $31,901,157)		31,901,157

Total Investments - 105.2% (Cost $296,977,211#)		414,973,929

Other Assets and Liabilities (net) - (5.2)%		(20,387,894)

Net Assets - 100.0%		$394,586,035

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $297,622,583. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $119,095,790 and $1,744,444, respectively, resulting in a net unrealized appreciation of $117,351,346.
(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $20,913,526 and the collateral received consisted of cash in the amount of $21,446,157. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$383,072,772	$—	$—	$383,072,772
Short-Term Investments
Mutual Funds	21,446,157	—	—	21,446,157
Repurchase Agreement	—	10,455,000	—	10,455,000
Total Short-Term Investments	21,446,157	10,455,000	—	31,901,157
Total Investments	$404,518,929	$10,455,000	$—	$414,973,929

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$404,518,929
Repurchase Agreement	10,455,000
Cash	340
Receivable for investments sold	2,355,556
Receivable for shares sold	130,756
Dividends receivable	79,624

Total assets	417,540,205

Liabilities
Payables for:
Investments purchased	1,146,590
Shares redeemed	19,503
Collateral for securities loaned	21,446,157
Accrued Expenses:
Management fees	256,222
Distribution and service fees - Class B	22,334
Administration fees	2,044
Custodian and accounting fees	3,028
Deferred trustees’ fees	16,302
Other expenses	41,990

Total liabilities	22,954,170

Net Assets	$394,586,035

Net Assets Represented by
Paid in surplus	$309,914,875
Accumulated net realized loss	(33,309,316)
Unrealized appreciation on investments and foreign currency transactions	117,996,778
Distributions in excess of net investment income	(16,302)

Net Assets	$394,586,035

Net Assets
Class A	$287,097,176
Class B	107,488,859
Capital Shares Outstanding*
Class A	20,861,958
Class B	7,942,767
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.76
Class B	13.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $286,522,211.
(b)	Includes securities loaned at value of $20,913,526.

Statement of Operations

Year Ended December 31, 2010

Investment Income
Dividends (a)	$2,685,084
Interest (b)	119,240

Total investment income	2,804,324

Expenses
Management fees	2,841,763
Administration fees	24,573
Custodian and accounting fees	35,145
Distribution and service fees - Class B	214,577
Audit and tax services	34,457
Legal	46,746
Trustees’ fees and expenses	24,650
Shareholder reporting	30,789
Insurance	555
Miscellaneous	11,107

Total expenses	3,264,362
Less management fee waiver	(6,952)
Less broker commission recapture	(104,328)

Net expenses	3,153,082

Net investment loss	(348,758)

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	81,069,453
Futures contracts	(170,343)
Foreign currency transactions	225

Net realized gain on investments, futures contracts and foreign currency transactions	80,899,335

Net change in unrealized appreciation on:
Investments	18,327,863
Foreign currency transactions	60

Net change in unrealized appreciation on investments and foreign currency transactions	18,327,923

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	99,227,258

Net Increase in Net Assets from Operations	$98,878,500

(a)	Net of foreign withholding taxes of $28,207.
(b)	Includes net income on securities loaned of $118,188.

See accompanying notes to financial statements.

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Turner Mid Cap Growth Portfolio

Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income (loss)	$(348,758)	$36,085
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	80,899,335	(25,656,202)
Net change in unrealized appreciation on investments and foreign currency transactions	18,327,923	163,458,429

Net increase in net assets resulting from operations	98,878,500	137,838,312

Distributions to Shareholders
From net investment income
Class A	—	—
Class B	—	—
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	—	—

Net decrease in net assets from capital share transactions	(133,790,313)	(5,581,916)

Net Increase (Decrease) in Net Assets	(34,911,813)	132,256,396
Net assets at beginning of period	429,497,848	297,241,452

Net assets at end of period	$394,586,035	$429,497,848

Distributions in excess of net investment income at end of period	$(16,302)	$(7,518)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	2,366,988	$27,343,098	4,998,341	$41,650,328
Reinvestments	—	—	—	—
Redemptions	(14,126,349)	(169,581,366)	(6,108,690)	(49,904,727)

Net decrease	(11,759,361)	$(142,238,268)	(1,110,349)	$(8,254,399)

Class B
Sales	2,623,751	$30,167,624	2,341,558	$20,005,776
Reinvestments	—	—	—	—
Redemptions	(1,938,326)	(21,719,669)	(2,063,401)	(17,333,293)

Net increase	685,425	$8,447,955	278,157	$2,672,483

Decrease derived from capital shares transactions		$(133,790,313)		$(5,581,916)

See accompanying notes to financial statements.

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Turner Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.80	$7.32	$15.33	$12.75	$12.13

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(a)	(0.01)	0.00 +	0.01	(0.03)	(0.00)+
Net Realized and Unrealized Gain (Loss) on Investments	2.97	3.48	(6.88)	3.08	0.77

Total From Investment Operations	2.96	3.48	(6.87)	3.05	0.77

Less Distributions
Distributions from Net Investment Income	—	—	(0.00)++	—	—
Distributions from Net Realized Capital Gains	—	—	(1.14)	(0.47)	(0.15)

Total Distributions	—	—	(1.14)	(0.47)	(0.15)

Net Asset Value, End of Period	$13.76	$10.80	$7.32	$15.33	$12.75

Total Return (%)	27.41	47.54	(48.14)	24.49	6.30

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.84	0.84	0.82	0.83	0.92
Ratio of Net Expenses to Average Net Assets (%)(b)	0.84	0.83	0.77	0.80	0.87
Ratio of Net Investment Income (Loss) to Average Net Assets (%)	(0.05)	0.06	0.06	(0.19)	0.03
Portfolio Turnover Rate (%)	102.6	100.2	158.0	139.8	153.0
Net Assets, End of Period (in millions)	$287.1	$352.2	$246.8	$381.8	$274.8

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.64	$7.23	$15.20	$12.68	$12.09

Income (Loss) from Investment Operations:
Net Investment Loss(a)	(0.03)	(0.02)	(0.02)	(0.06)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.92	3.43	(6.81)	3.05	0.77

Total From Investment Operations	2.89	3.41	(6.83)	2.99	0.74

Less Distributions
Distributions from Net Investment Income	—	—	—	—	—
Distributions from Net Realized Capital Gains	—	—	(1.14)	(0.47)	(0.15)

Total Distributions	—	—	(1.14)	(0.47)	(0.15)

Net Asset Value, End of Period	$13.53	$10.64	$7.23	$15.20	$12.68

Total Return (%)	27.16	47.16	(48.30)	24.15	6.07

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	1.09	1.09	1.07	1.08	1.17
Ratio of Net Expenses to Average Net Assets (%)(b)	1.09	1.08	1.02	1.05	1.12
Ratio of Net Investment Loss to Average Net Assets (%)	(0.23)	(0.20)	(0.20)	(0.44)	(0.22)
Portfolio Turnover Rate (%)	102.6	100.2	158.0	139.8	153.0
Net Assets, End of Period (in millions)	$107.5	$77.3	$50.5	$94.0	$69.0

+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Turner Mid Cap Growth

Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a

13

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Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Turner Investment Partners, Inc. (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$2,841,763	0.80%	First $300 Million

	0.70%	Over $300 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective November 12, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $400 million. In connection with this change in the subadvisory fee, the Adviser voluntarily agreed to limit the management fee to the annual rate of 0.65% on the Portfolio’s average daily net assets in excess of $400 million. Amounts waived for the year ended December 31, 2010 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

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MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2010 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$357,112,627	$—	$465,418,981

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 27—April 29, 2010, the Portfolio had bought and sold $118,424,791 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contracts. For the year ended December 31, 2010, the Portfolio had realized losses in the amount of $(170,343) which are shown under Net realized loss on Futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2010 and 2009.

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$117,351,406	$(32,663,944)	$84,687,462

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$3,498,100	$29,165,844	$32,663,944

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Turner Mid Cap Growth Portfolio, one of the portfolios constituting the Met Invsetors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Turner Mid Cap Growth Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Turner Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Turner Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- year period, was at the median of its Performance Universe for the three- year period, and underperformed the median of its Performance Universe for the five- year period ended June 30, 2010. The Board also considered that the Portfolio outperformed its Lipper Index for the one- year period and underperformed its Lipper Index for the three- and five- year periods ended June 30, 2010. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five- year periods ended September 30, 2010. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Sub-Adviser’s investment style and its more recent improved performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly

22

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio's actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Turner Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group and the Sub-advised Expense Universe medians and above the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint, effective August 31, 2009. The Board also noted that the Adviser recently commenced waiving an additional portion of its advisory fee on assets over $400 million in order for shareholders to benefit from an additional breakpoint being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

23

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Turner Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which the breakpoint to its contractual management fee would be triggered. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at the current and lower asset levels but decreases below the asset-weighted average of comparable funds at higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

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Letter from the President

Letter to Policy Holders

February 1, 2011

While some uncertainties and issues persisted during the past year, the U.S. economy and global capital markets continued to recover and exhibited increasing stability by the end of 2010.

Bonds, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned 6.5% during 2010. This reflected the decline in interest rates through the third quarter and a narrowing of the spread in the yield between Treasury securities and corporate bonds. Below investment grade bonds were especially strong during the year: the Barclays Capital U.S. Corporate High Yield Index returned over 15%.

Common stocks posted their second straight strong annual return as measured by the 15.1% return of the Standard & Poor’s 500 Index. Smaller company stocks did even better as measured by the 26.9% return of the Russell 2000 Index. Foreign equities, although positive as seen by the 7.8% return of the MSCI EAFE Index, varied by region with Asia up over 15%, while Europe was only up about 4%.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2010, the Class A and B shares of the Van Kampen Comstock Portfolio returned 15.12% and 14.85%, respectively. The Portfolio’s benchmarks, the Russell 1000 Value Index1 and the S&P 500 Index2, returned 15.51% and 15.06%, respectively.

Market Environment/Conditions

Equity markets were choppy during the year as investors weighed the competing issues of solid corporate profits and soft macro-economic data. Corporate earnings were largely positive, but often overshadowed by concerns about high unemployment, a lack of consumer spending, soft housing data and the possibility of additional Federal Reserve accommodation. After rising through April, the major equity indices sold off precipitously in May as the sovereign debt crisis unfolded in the Euro zone while US economic indicators remained weak, prompting fears of a “double-dip” recession. Uncertainty created by the debt crisis combined with subdued employment, consumer spending and housing data added to concerns that the recovery was slowing to a sub-normal growth rate. Just as abruptly, however, the markets reversed course starting in September and rallied through the end of the year on modestly better economic news. The major equity indices garnered positive returns for the year, and all ten sectors within the S&P posted gains. More economically sensitive sectors such as consumer discretionary and industrials had the highest returns, while the less economically sensitive sectors such as health care had some of the lowest returns.

Portfolio Review/Current Positioning

The Technology sector was the largest detractor from relative performance. Among technology stocks, the Portfolio’s overweight exposure combined with unfavorable stock selection among hardware and select internet related companies dampened shareholder returns. More specifically, the unexpected departure of Hewlett Packard’s CEO temporarily weighed heavily on the shares. Shares of Yahoo, a relatively new addition to the portfolio, were weak as investors questioned the rate and sustainability of the recovery in advertising and the economic environment in general.

Stock selection in Materials and a small overweight position in Health Care also detracted from our results relative to the Russell 1000 Value Index.

The Portfolio’s Consumer Discretionary exposure acted as the largest contributor to relative and absolute returns. The Portfolio’s notable overweight combined with strong stock selection positively impacted performance. Specifically, the Portfolio’s holdings in media companies Comcast and Viacom made significant contributions to results as both stocks posted strong double-digit returns during the year.

Financials acted as another primary driver of relative performance when measured against the Russell 1000 Value Index. Specifically, the Portfolio’s material overweight in the property and casualty insurance industry enhanced shareholder returns. Chubb, a property and casualty insurance company, was one of the largest holdings in the portfolio for much of the previous year. The company’s strong performance is reflective of a strong balance sheet and a well diversified, conservative underwriting platform. Chubb has done an admirable job of returning cash to shareowners through buybacks and dividends, while operating in a difficult pricing environment.

Towards the end of the period, we paired down exposure to select insurance and media names, using the proceeds to opportunistically increase the Portfolio’s Energy and Industrials exposure.

Kevin C. Holt, Sr. Portfolio Manager

Devin E. Armstrong, Portfolio Manager

Jason S. Leder, Sr. Portfolio Manager

Matthew Seinsheimer, Sr. Portfolio Manager

James N. Warwick, Sr. Portfolio Manager

Invesco Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary* (continued)

Portfolio Composition as of December 31, 2010

Top Holdings

% of Net Assets
Comcast Corp. - Class A	4.8
Viacom, Inc. - Class B	3.2
JPMorgan Chase & Co.	3.0
International Paper Co.	2.9
Pfizer, Inc.	2.7
Halliburton Co.	2.4
Kraft Foods, Inc. - Class A	2.3
Chubb Corp. (The)	2.2
Chevron Corp.	2.2
Bank of New York Mellon Corp.	2.1

Top Sectors

% of Market Value of Total Investments
Communications	20.3
Financials	18.6
Non-Cyclical	18.0
Energy	10.1
Short-Term Investments	7.8
Cyclical	6.7
Industrials	6.6
Technology	5.4
Basic Materials	5.0
Utilities	1.5

2

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Van Kampen Comstock Portfolio managed by

Invesco Advisers, Inc. vs. Russell 1000 Value Index1 and S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/10)
	1 Year	5 Year	Since Inception[4]
Van Kampen Comstock Portfolio—Class A	15.12%	1.29%	2.17%
Class B	14.85%	1.06%	1.94%
Russell 1000 Value Index[1]	15.51%	1.28%	2.66%
S&P 500 Index[2]	15.06%	2.29%	3.63%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have low price-to-book ratios and price-to-earning ratios, higher dividend yields and lower forecasted growth values.

2 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of Class A and Class B shares is 5/2/05. Index returns are based on an inception date of 5/2/05.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The Indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period** July 1, 2010 to December 31, 2010

Class A
Actual	0.64%	$1,000.00	$1,222.80	$3.59
Hypothetical*	0.64%	1,000.00	1,021.98	3.26

Class B
Actual	0.89%	$1,000.00	$1,222.10	$4.98
Hypothetical*	0.89%	1,000.00	1,020.72	4.53

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

SCHEDULE OF INVESTMENTS

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Common Stocks - 96.1%
Aerospace & Defense - 1.3%
Honeywell International, Inc.	343,615	$18,266,573

Automobiles - 0.7%
General Motors Co.*	286,691	10,567,430

Beverages - 1.3%
Coca-Cola Co.	205,434	13,511,394
PepsiCo, Inc.	69,433	4,536,058

		18,047,452

Capital Markets - 4.7%
Bank of New York Mellon Corp.	986,927	29,805,195
Goldman Sachs Group, Inc. (The)	88,048	14,806,152
Morgan Stanley	559,932	15,235,750
State Street Corp.	134,816	6,247,373

		66,094,470

Chemicals - 0.4%
E. I. du Pont de Nemours & Co.	116,893	5,830,623

Commercial Banks - 3.3%
PNC Financial Services Group, Inc.	323,651	19,652,089
U.S. Bancorp	401,724	10,834,496
Wells Fargo & Co.	500,475	15,509,720

		45,996,305

Communications Equipment - 0.9%
Cisco Systems, Inc.*	616,047	12,462,631

Computers & Peripherals - 2.8%
Dell, Inc.*	1,082,388	14,666,357
Hewlett-Packard Co.	600,087	25,263,663

		39,930,020

Diversified Financial Services - 6.4%
Bank of America Corp.	1,943,745	25,929,558
Citigroup, Inc.*	4,402,556	20,824,090
JPMorgan Chase & Co.	1,012,435	42,947,493

		89,701,141

Diversified Telecommunication Services - 2.7%
AT&T, Inc.	551,152	16,192,846
Verizon Communications, Inc.	614,738	21,995,325

		38,188,171

Electric Utilities - 1.2%
American Electric Power Co., Inc.	176,978	6,367,669
FirstEnergy Corp.(a)	284,013	10,514,161

		16,881,830

Electrical Equipment - 0.8%
Emerson Electric Co.	194,777	11,135,401

Energy Equipment & Services - 4.1%
Halliburton Co.	840,513	34,318,146

Security Description	Shares	Value

Energy Equipment & Services - continued
Noble Corp.	200,876	$7,185,334
Weatherford International, Ltd.*	725,059	16,531,345

		58,034,825

Food & Staples Retailing - 3.2%
CVS Caremark Corp.	639,306	22,228,670
Wal-Mart Stores, Inc.(a)	411,554	22,195,107

		44,423,777

Food Products - 3.9%
Kraft Foods, Inc. - Class A	1,028,879	32,419,977
Unilever N.V.	718,770	22,569,378

		54,989,355

Health Care Providers & Services - 3.9%
Cardinal Health, Inc.	522,412	20,013,604
UnitedHealth Group, Inc.	681,776	24,618,931
WellPoint, Inc.*	170,352	9,686,215

		54,318,750

Household Products - 0.3%
Procter & Gamble Co. (The)	67,672	4,353,340

Industrial Conglomerates - 3.4%
General Electric Co.	1,116,088	20,413,250
Textron, Inc.(a)	380,070	8,984,855
Tyco International, Ltd.	457,387	18,954,117

		48,352,222

Insurance - 5.1%
Aflac, Inc.	138,678	7,825,600
Chubb Corp. (The)	528,642	31,528,209
Torchmark Corp.(a)	205,203	12,258,827
Travelers Cos., Inc. (The)	354,286	19,737,273

		71,349,909

Internet Software & Services - 3.7%
eBay, Inc.*	1,026,839	28,576,929
Yahoo!, Inc.*	1,448,179	24,083,217

		52,660,146

IT Services - 1.1%
Accenture plc - Class A	178,730	8,666,618
Western Union Co.(a)	376,469	6,991,029

		15,657,647

Machinery - 1.4%
Ingersoll-Rand plc(a)	409,374	19,277,422

Media - 12.8%
Comcast Corp. - Class A	3,078,949	67,644,510
DIRECTV - Class A*	210,949	8,423,194
News Corp. - Class B(a)	1,184,922	19,456,419
Time Warner Cable, Inc.	361,401	23,863,308
Time Warner, Inc.	508,029	16,343,293

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

Security Description	Shares	Value

Media - continued
Viacom, Inc. - Class B	1,146,812	$45,425,223

		181,155,947

Metals & Mining - 1.8%
Alcoa, Inc.	1,687,213	25,966,208

Multi-Utilities - 0.3%
Sempra Energy	89,913	4,718,634

Multiline Retail - 1.2%
JC Penney Co., Inc.(a)	211,267	6,826,037
Macy’s, Inc.	159,024	4,023,307
Target Corp.	94,756	5,697,678

		16,547,022

Oil, Gas & Consumable Fuels - 6.4%
BP plc (ADR)	304,022	13,428,652
Chevron Corp.	337,639	30,809,559
ConocoPhillips Co.	199,075	13,557,007
Royal Dutch Shell plc (ADR)	336,224	22,453,039
Total S.A. (ADR)	190,354	10,180,132

		90,428,389

Paper & Forest Products - 2.9%
International Paper Co.	1,523,392	41,497,198

Personal Products - 0.5%
Avon Products, Inc.	241,257	7,010,928

Pharmaceuticals - 8.5%
Abbott Laboratories	218,531	10,469,820
Bristol-Myers Squibb Co.	1,080,327	28,607,059
GlaxoSmithKline plc (ADR)	210,415	8,252,476
Merck & Co., Inc.	673,652	24,278,418
Pfizer, Inc.	2,195,872	38,449,719
Roche Holding AG (ADR)	253,532	9,291,948

		119,349,440

Semiconductors & Semiconductor Equipment - 1.6%
Intel Corp.	660,038	13,880,599
KLA-Tencor Corp.(a)	230,643	8,912,046

		22,792,645

Software - 0.6%
Microsoft Corp.	301,722	8,424,078

Specialty Retail - 2.0%
Home Depot, Inc. (The)(a)	392,757	13,770,061
Lowe’s Cos., Inc.	547,228	13,724,478

		27,494,539

Wireless Telecommunication Services - 0.9%
Vodafone Group plc (ADR)	495,779	13,103,439

Total Common Stocks (Cost $1,060,740,878)		1,355,007,907

Security Description	Shares/Par Amount	Value

Short-Term Investments - 8.1%
Mutual Funds - 4.2%
State Street Navigator Securities Lending Prime Portfolio(b)	59,486,418	$59,486,418
Repurchase Agreements - 3.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $1,816,644 on 01/03/11 collateralized by $1,660,000 Federal Home Loan Mortgage Corp. at 4.500% due 01/15/14 with a value of $1,852,975.	$1,816,642	1,816,642
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $3,975,640 on 01/03/11 collateralized by $4,015,000 Federal Home Loan Mortgage Corp. at 1.800% due 01/07/14 with a value of $4,055,150.	3,975,637	3,975,637
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/10 at 0.010% to be repurchased at $49,548,762 on 01/03/11 collateralized by $50,415,000 Federal National Mortgage Association at 1.050% due 10/22/13 with a value of $50,541,038.	49,548,721	49,548,721

Total Short-Term Investments (Cost $114,827,418)		114,827,418

Total Investments - 104.2% (Cost $1,175,568,296#)		1,469,835,325

Other Assets and Liabilities (net) - (4.2)%		(59,271,942)

Net Assets - 100.0%		$1,410,563,383

*	Non-income producing security.
#	The aggregate cost of investments for federal income tax purposes as of December 31, 2010 was $1,215,392,655. Aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes are $255,474,310 and $1,031,640, respectively, resulting in a net unrealized appreciation of $254,442,670.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

(Percentage of Net Assets)

(a)	All or a portion of the security was on loan. As of December 31, 2010, the market value of securities loaned was $58,040,665 and the collateral received consisted of cash in the amount of $59,486,418. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
ADR	- An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

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SCHEDULE OF INVESTMENTS - continued

December 31, 2010

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted	quoted prices in active markets for identical investments
Level 2—other	significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are both active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)
Level 3—significant	unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2 deemed significant, if any, will be disclosed following the valuation table below. For the year ended December 31, 2010, there were no transfers between Levels 1 and 2. A reconciliation of Level 3 securities, if any, will also be disclosed following the valuation table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to the Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2010:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,355,007,907	$—	$—	$1,355,007,907
Short-Term Investments
Mutual Funds	59,486,418	—	—	59,486,418
Repurchase Agreements	—	55,341,000	—	55,341,000
Total Short-Term Investments	59,486,418	55,341,000	—	114,827,418
Total Investments	$1,414,494,325	$55,341,000	$—	$1,469,835,325

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

December 31, 2010

Assets
Investments at value (a)(b)	$1,414,494,325
Repurchase Agreements	55,341,000
Cash	493
Receivable for investments sold	1,218,067
Receivable for shares sold	662,366
Dividends receivable	1,823,464

Total assets	1,473,539,715

Liabilities
Payables for:
Investments purchased	2,160,767
Shares redeemed	391,969
Collateral for securities loaned	59,486,418
Accrued Expenses:
Management fees	701,148
Distribution and service fees - Class B	121,492
Administration fees	6,287
Custodian and accounting fees	8,237
Deferred trustees’ fees	16,302
Other expenses	83,712

Total liabilities	62,976,332

Net Assets	$1,410,563,383

Net Assets Represented by
Paid in surplus	$1,814,451,472
Accumulated net realized loss	(716,124,982)
Unrealized appreciation on investments	294,267,029
Undistributed net investment income	17,969,864

Net Assets	$1,410,563,383

Net Assets
Class A	$827,970,651
Class B	582,592,732
Capital Shares Outstanding*
Class A	86,689,013
Class B	61,224,294
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.55
Class B	9.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $1,120,227,296.
(b)	Includes securities loaned at value of $58,040,665.

Statement of Operations

For the Year Ended December 31, 2010

Investment Income
Dividends (a)	$27,171,717
Interest (b)	218,465

Total investment income	27,390,182

Expenses
Management fees	7,674,663
Administration fees	75,269
Custodian and accounting fees	97,643
Distribution and service fees - Class B	1,304,830
Audit and tax services	34,456
Legal	66,090
Trustees’ fees and expenses	24,650
Shareholder reporting	85,279
Insurance	11,011
Miscellaneous	16,338

Total expenses	9,390,229

Net investment income	17,999,953

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	73,419,251
Futures contracts	223,526

Net realized gain on investments and futures contracts	73,642,777

Net change in unrealized appreciation on investments	98,162,346

Net realized and unrealized gain on investments and futures contracts	171,805,123

Net Increase in Net Assets from Operations	$189,805,076

(a)	Net of foreign withholding taxes of $377,269.
(b)	Includes net income on securities loaned of $212,271.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

December 31, 2010

	Year Ended December 31, 2010	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
Operations
Net investment income	$17,999,953	$21,569,369
Net realized gain (loss) on investments and futures contracts	73,642,777	(483,772,190)
Net change in unrealized appreciation on investments	98,162,346	728,999,594

Net increase in net assets resulting from operations	189,805,076	266,796,773

Distributions to Shareholders
From net investment income
Class A	(13,683,951)	(38,246,397)
Class B	(7,893,571)	(2,985,227)
From net realized gains
Class A	—	—
Class B	—	—

Net decrease in net assets resulting from distributions	(21,577,522)	(41,231,624)

Net decrease in net assets from capital share transactions	(46,118,286)	(302,346,768)

Net Increase (Decrease) in Net Assets	122,109,268	(76,781,619)
Net assets at beginning of period	1,288,454,115	1,365,235,734

Net assets at end of period	$1,410,563,383	$1,288,454,115

Undistributed net investment income at end of period	$17,969,864	$21,569,252

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Value	Shares	Value
Class A
Sales	10,668,190	$92,363,242	27,809,215	$179,334,240
Reinvestments	1,520,439	13,683,951	6,178,739	38,246,397
Redemption	(18,307,373)	(162,096,992)	(124,643,731)	(804,531,315)

Net decrease	(6,118,744)	$(56,049,799)	(90,655,777)	$(586,950,678)

Class B
Sales	9,354,005	$80,567,165	8,360,801	$59,037,881
Fund subscription in kind	—	—	42,855,077	276,415,245
Reinvestments	878,039	7,893,571	483,046	2,985,227
Redemptions	(9,141,011)	(78,529,223)	(7,335,616)	(53,834,443)

Net increase	1,091,033	$9,931,513	44,363,308	$284,603,910

Decrease derived from capital shares transactions		$(46,118,286)		$(302,346,768)

See accompanying notes to financial statements.

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Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.43	$6.85	$11.26	$11.95	$10.40

Income (Loss) from Investment Operations:
Net Investment Income(a)	0.13	0.13	0.21	0.25	0.23
Net Realized and Unrealized Gain (Loss) on Investments	1.14	1.64	(4.06)	(0.49)	1.45

Total From Investment Operations	1.27	1.77	(3.85)	(0.24)	1.68

Less Distributions
Distributions from Net Investment Income	(0.15)	(0.19)	(0.19)	(0.19)	(0.00)+
Distributions from Net Realized Capital Gains	—	—	(0.37)	(0.26)	(0.13)

Total Distributions	(0.15)	(0.19)	(0.56)	(0.45)	(0.13)

Net Asset Value, End of Period	$9.55	$8.43	$6.85	$11.26	$11.95

Total Return (%)	15.12	26.89	(35.79)	(2.31)	16.34

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (%)	0.64	0.64	0.61	0.61	0.67
Ratio of Net Expenses to Average Net Assets (%)(b)	0.64	0.64	0.61	0.61	0.67
Ratio of Net Investment Income to Average Net Assets (%)	1.51	1.95	2.35	2.04	2.11
Portfolio Turnover Rate (%)	29.1	43.8	40.2	22.2	32.7
Net Assets, End of Period (in millions)	$828.0	$782.7	$1,257.6	$1,839.2	$1,210.1

	Class B
	Year Ended December 31,
	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$8.41	$6.83	$11.22	$11.91	$10.39

Income (Loss) from Investment Operations:
Net investment Income(a)	0.11	0.10	0.19	0.22	0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.13	1.65	(4.04)	(0.48)	1.45

Total From Investment Operations	1.24	1.75	(3.85)	(0.26)	1.65

Less Distributions
Distributions from Net Investment Income	(0.13)	(0.17)	(0.17)	(0.17)	—
Distributions from Net Realized Capital Gains	—	—	(0.37)	(0.26)	(0.13)

Total Distributions	(0.13)	(0.17)	(0.54)	(0.43)	(0.13)

Net Asset Value, End of Period	$9.52	$8.41	$6.83	$11.22	$11.91

Total Return (%)	14.85	26.57	(35.91)	(2.49)	16.05

Ratios/Supplemental Data
Ratio of Expenses to average Net Assets (%)	0.89	0.89	0.86	0.86	0.92
Ratio of Net Expenses to Average Net Assets (%)(b)	0.89	0.89	0.86	0.85	0.92
Ratio of Net Investment Income to Average Net Assets (%)	1.28	1.39	2.10	1.80	1.85
Portfolio Turnover Rate (%)	29.1	43.8	40.2	22.2	32.7
Net Assets, End of Period (in millions)	$582.6	$505.8	$107.7	$162.0	$145.3

+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

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Notes to Financial Statements—December 31, 2010

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers forty-nine Portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Kampen Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2010 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; bank loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc. or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained by independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds and preferred stock that are traded on a national securities exchange or other exchanges are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy. As a general matter, futures contracts are marked-to-market daily.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, deferred trustees compensation, capital loss carryforwards losses deferred due to wash sales, and return of capital from certain securities as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a

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Notes to Financial Statements—December 31, 2010—(Continued)

2. Significant Accounting Policies - continued

variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2010 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2010 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into an advisory agreement with Invesco Advisers, Inc. (the “Adviser”), effective June 1, 2010, for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2010	% per annum	Average Daily Net Assets

$7,674,663	0.65%	First $500 Million

	0.60%	$500 Million to $1 Billion

	0.525%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

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Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan are reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the period ended January 1 through May 31, 2010, the Portfolio was subadvised by Morgan Stanley Investment Management Inc.; the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission

Morgan Stanley & Co., Inc.	$20,539

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2010 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$349,212,811	$—	$359,633,939

5. Investments in Derivative Instruments

Investments in Derivative Instruments - Disclosures about derivative instruments are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments utilized by the Portfolio.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset, for a set price in the future. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying securities. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2010, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 27—April 29, 2010, the Portfolio had bought and sold $98,259,179 in equity index futures contracts. At December 31, 2010, the Portfolio did not have any open futures contracts. For the year ended December 31, 2010, the Portfolio had realized gains in the amount of $223,526 which are shown under Net realized gain on Futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2010—(Continued)

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2010	2009	2010	2009	2010	2009

$21,577,522	$41,231,624	$—	$—	$21,577,522	$41,231,624

As of December 31, 2010, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$17,986,166	$—	$254,442,667	$(676,300,620)	$(403,871,787)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2010, the accumulated capital loss carryforwards and expiration dates by the Portfolio were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$218,775,992	$457,524,628	$676,300,620

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law by President Obama on December 22, 2010.

The Act makes a number of changes to the provisions in the Internal Revenue Code of 1986, as amended, relating to regulated investment companies (“RICs”) that will generally become effective for taxable years of RICs beginning after December 22, 2010. The Act allows RICs to generally carryover net capital losses indefinitely, effective for losses arising in taxable years beginning after December 22, 2010. Such losses will retain their character as either long-term capital losses or short-term capital losses. Under pre-enactment law, capital losses could be carried forward for eight years and carried forward as short-term capital losses irrespective of the character of the original loss. Loss carryovers from years beginning prior to December 22, 2010 will still expire subject to the eight-year limitation. The Act further provides that losses arising in taxable years after December 22, 2010 (which are carried forward indefinitely) would be utilized prior to loss carryovers arising in taxable years beginning prior to December 22, 2010.

9. Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”) which was generally effective for years beginning after December 15, 2009 and was adopted by the Portfolio. The ASU requires enhanced disclosure about purchases, sales, issuances and settlements on a gross basis relating to Level 3 fair value measurements. Certain disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those years. Management is currently evaluating the impact that the adoption of the requirements of this ASU that are effective for fiscal years beginning after December 15, 2010 will have on the Portfolio’s financial statement disclosures.

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Van Kampen Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Van Kampen Comstock Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Comstock Portfolio of the Met Investors Series Trust as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

February 23, 2011

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

Trustees and Officers

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees
Elizabeth M. Forget* (44)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President of MetLife Advisers, LLC and its predecessor; December 2003 to April 2007, Vice President, MetLife, Inc.	84	Director, Metropolitan Series Fund, Inc. since August 2006.
Independent Trustees
Stephen M. Alderman (51)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	49	None

Jack R. Borsting (81)	Trustee	Indefinite; From December 2000 to present	Since 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	49	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; Member, Army Science Board.

Robert Boulware (54)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director of Norwood Promotional Products, Inc.; from 2007 to 2008, Director of Wealthpoint Advisors (a business development company); from 2007 to 2009, Director of Holladay Bank; from 1992-2006, President and Chief Executive Officer of ING Fund Distributor, LLC.	49	Director of Gainsco, Inc. (auto insurance).

Daniel A. Doyle (52)	Trustee	Indefinite; From February 2007 to present	From October 2000 to June 2009, Vice President and Chief Financial Officer of ATC Management, Inc. (public utility); since June 2009, independent business consultant.	49	Director, Wisconsin Sports Development Corporation

Susan C. Gause (58)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	49	None

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex+ overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees - continued
Dawn M. Vroegop (44)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	84	Director, Metropolitan Series Fund, Inc. since May 2009; from 2003 to present, Director and Investment Committee Chair, City College of San Francisco Foundation

The Executive Officers
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jeffrey L. Bernier (39)	Vice President	From February 2009 to present	Since December 2007, Vice President, Metropolitan Life Insurance Company; since 2008 Senior Vice President of MetLife Advisers, LLC and its predecessor; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Jeffrey A. Tupper (40)	Chief Financial Officer, Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC.; since October 2006, Assistant Vice President, MetLife Group, Inc.; since February 2001, Assistant Vice President of MetLife Investors Insurance Company.

Jeffrey P. Halperin (43)	Chief Compliance Officer	From November 2006 to present	Since March 2006, Vice President, Corporate Ethics and Compliance Department, MetLife, Inc.; from October 2002 to March 2006, Assistant Vice President; from November 2005 to August 2006, Interim Chief Compliance Officer, Met Investors Series Trust; since April 2007, Chief Compliance Officer, Metropolitan Series Funds; from August 2006 to April 2007, Interim Chief Compliance Officer, Metropolitan Series Funds; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and its predecessor; since November 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

+	The Fund Complex includes the Trust (49 portfolios) and Metropolitan Series Fund, Inc. (35 portfolios).
*	Ms. Forget is an “interested person” of the Trust as a result of her affiliation with the Adviser and the Distributor.

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

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MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 9-10, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement”, and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser”, and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Van Kampen Comstock Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 16, 2010 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), and (iii) the Met/Franklin Templeton Founding Strategy Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, its risk management processes, and the implementation of Board directives as they relate to the Portfolios. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its familiarity with management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition,

1 The Met/Eaton Vance Floating Rate Portfolio recently commenced operations and, therefore, the Agreements with respect to this Portfolio were not up for renewal.

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Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history, and its risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2010, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Van Kampen Comstock Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one- and three- year periods ended June 30, 2010 and underperformed the median of its Performance Universe and Lipper Index for the five-year period ended June 30, 2010. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five- year periods ended September 30, 2010. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered

22

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio's actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2010 with respect to several Portfolios. The Board also noted that in 2009 the Adviser had re-negotiated the securities lending arrangement with State Street Corporation to further maximize the income to the Portfolios from such program.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Van Kampen Comstock Portfolio, the Board considered that the Portfolio’s actual management fees were at the Expense Group median and below the Expense Universe median and Sub-advised Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a major component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for all but seven of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

23

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the Van Kampen Comstock Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Mr. Daniel A. Doyle, Ms. Susan C. Gause and Mr. Jack R. Borsting have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“D&T”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by D&T for the audit of the registrant’s annual financial statements and for services that are normally provided by D&T in connection with statutory and regulatory filings for the fiscal years ended December 31, 2009 and December 31, 2010 were $1,280,400 and $1,476,140, respectively.

(b) Audit Related Fees

The registrant was not billed any fees by D&T for the fiscal years ended December 31, 2009 and December 31, 2010 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements.

During the fiscal years ended December 31, 2009 and December 31, 2010, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by D&T for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2009 and December 31, 2010 were $281,900 and $289,000, respectively.

During the fiscal years ended December 31, 2009 and December 31, 2010, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by D&T for the fiscal years ended December 31, 2009 and December 31, 2010 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2009 and December 31, 2010, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by D&T to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The audit committee of the registrant adopted Pre-Approval Procedures for Audit and Non-Audit Services (the “Procedures”) on August 9, 2007 and amended the Procedures on May 21, 2010, which set forth the policies and procedures pursuant to which services to be performed by the auditor may be pre-approved.

A.	Regular Pre-Approval Procedures

Except as provided in Paragraph B of the Procedures, the Audit Committee shall pre-approve at its regularly scheduled meetings the audit, audit-related, tax and other non-audit services to be rendered by the Auditor to the Trust (“Fund Services”) and certain non-audit services to be rendered by the Auditor to the Covered Affiliates (“Fund-Related Adviser Services”) which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or the Treasurer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting, an explanation of why the service is being performed, and projected fees.

Pursuant to the Trust’s Audit Committee Charter, the Audit Committee shall specifically approve the engagement of the Auditor to annually audit and provide its opinion on the financial statements of the Trust’s portfolios (the “Portfolios”). The engagement of the Auditor to provide the Fund Services that are listed on Appendix B to these Procedures, however, which include services customarily required by one or more of the Portfolios in the ordinary course of their operations, is hereby approved by the Audit Committee. Similarly, the engagement of the Auditor to provide the Fund-Related Adviser Services listed on Appendix C to these Procedures, which include services customarily required by one or more Covered Affiliates in the ordinary course of their operations, is hereby approved by the Audit Committee. The engagement of the Auditor to provide any other Fund Services or Fund-Related Adviser Services shall require prior approval by the Audit Committee and/or Chairman or another member of the Audit Committee in accordance with these Procedures.

The Auditor shall notify the Chairman of the Audit Committee as soon as practicable regarding its engagement to provide the Fund Services and Fund-Related Adviser Services listed on Appendix B and Appendix C, respectively. The Auditor and/or the Treasurer shall report to the Audit Committee at its next regularly scheduled meeting regarding all Fund Services and Fund-Related Adviser Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services and Fund-Related Adviser Services were approved by the Audit Committee (including those listed on Appendix B or Appendix C).

B.	Interim Pre-Approval Procedures

If, in the opinion of the Treasurer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized under these Procedures to pre-approve the engagement (a “Designated Member”). Such proposed engagement may include the provision of services listed in Appendix B and Appendix C insofar as the amount to be paid to the Auditor would exceed the dollar amount listed in Appendix B and Appendix C. In each such case, the Treasurer first will ask the Chairman of the Audit Committee to act as the Designated Member. If the Chairman of the Audit Committee is not available, the Treasurer will ask the Lead Independent Trustee of the Trust, and if he or she is not available, the Treasurer may ask any other member of the Audit Committee to act as Designated Member. The Treasurer will arrange for this engagement, coordinate with the Designated Member and provide, with the assistance of the Auditor, information about the service to be pre-approved. The Auditor may not commence the engagement under consideration until the Treasurer has indicated that pre-approval has been obtained from the Designated Member. The Designated Member who pre-approves any engagements in between regularly scheduled Audit Committee meetings must report any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

C.	Internal Controls

The Audit Committee expects the Auditor to implement and maintain effective internal controls to: (1) monitor the Auditor’s independence; (2) prevent the Auditor from providing any impermissible non-audit services to the Portfolios; and (3) prevent the Auditor from providing any Fund Services or Fund-Related Adviser Services without first obtaining assurances that any pre-approval required by these Procedures or by law or regulation has been obtained.

The Audit Committee also expects Fund management to develop, implement and maintain effective internal controls with respect to (2) and (3) above.

D.	Scope of Procedures

These Procedures shall apply to both direct and indirect engagements of the Auditor. Indirect engagements are situations in which the Auditor is engaged by a service provider to a Fund or Covered Affiliate at a Covered Affiliate’s explicit or implicit direction or recommendation (e.g., the engagement of the Auditor by counsel to an Adviser Entity to provide services relating to a Fund or Covered Affiliate).

E.	Amendments; Annual Approval by Audit Committee

The Audit Committee may amend these Procedures from time to time. Prompt notice of any amendments will be provided to the Auditor and Trust management. The Audit Committee shall review and approve these Procedures at least annually. Each approval of these Procedures shall be deemed to constitute a new prospective approval of those services listed in Appendix B and Appendix C as of the date of such approval.

(2) None of the services described under the categories, “Audit Related Fees,” “Tax Fees” or “All Other Fees,” were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The registrant, MetLife Advisers, LLC, the registrant’s investment adviser, and any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the fiscal years ended December 31, 2009 and December 31, 2010.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant’s President, and Jeffrey A. Tupper, the registrant’s Chief Financial Officer and Treasurer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Procedures”) and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President

Date:	March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President

Date:	March 4, 2011

By:	/s/ Jeffrey A. Tupper
Jeffrey A. Tupper
Chief Financial Officer and Treasurer

Date:	March 4, 2011